UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07890

AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/23

ITEM 1.	REPORTS TO STOCKHOLDERS.

(a) The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

(b) Not applicable.

Annual Report to Shareholders	February 28, 2023

Invesco AMT-Free Municipal Income Fund

Nasdaq:

A: OPTAX ∎ C: OMFCX ∎ Y: OMFYX ∎ R6: IORAX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

37	Report of Independent Registered Public Accounting Firm

38	Fund Expenses

39	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco AMT-Free Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 5+ Year Investment Grade Index.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.51%
Class C Shares	-8.19
Class Y Shares	-7.33
Class R6 Shares	-7.22
S&P Municipal Bond 5+ Year Investment Grade Index▼	-6.31
U.S. Consumer Price Index∎	6.04

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, underweight exposure to local general obligation bonds contributed to the Fund’s performance relative to its benchmark. Additionally, an underweight exposure in lower coupon bonds (3.99% and lower) contributed to the Fund’s relative return. On a state level, underweight exposure to California domiciled bonds also added to the Fund’s relative performance.

    Conversely, overweight exposure in bonds A-rated† and below detracted from the Fund’s performance relative to its benchmark during the fiscal year. Overweight exposure in the dedicated tax sector also detracted from the Fund’s relative performance. On a state level, overweight exposure to Puerto Rico holdings was a detractor from the Fund’s relative results.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential

2	Invesco AMT-Free Municipal Income Fund

impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco AMT-Free Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: Refinitiv TM3

3	Source: Lipper Inc.

4	Source: US Federal Reserve

5	Source: JP Morgan

6	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco AMT-Free Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1	Source: Bloomberg LP
2	Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco AMT-Free Municipal Income Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (10/27/76)	5.39%
10 Years	3.42
5 Years	2.82
1 Year	-11.47

Class C Shares
Inception (8/29/95)	3.96%
10 Years	3.25
5 Years	2.90
1 Year	-9.08

Class Y Shares
Inception (11/29/10)	6.00%
10 Years	4.12
5 Years	3.94
1 Year	-7.33

Class R6 Shares
10 Years	3.99%
5 Years	3.96
1 Year	-7.22

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® AMT-Free Municipal Fund. The Fund was subsequently renamed the Invesco AMT-Free Municipal Income Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco AMT-Free Municipal Income Fund

Supplemental Information

Invesco AMT-Free Municipal Income Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco AMT-Free Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	80.29%

General Obligation Bonds	14.31

Pre-Refunded Bonds	2.77

Other	2.63

Top Five Debt Holdings
% of total net assets

1. Los Angeles Department of Water & Power Water System Revenue, Series 2022, RB	1.19%

2. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.08

3. Washington (State of) Metropolitan Area Transit Authority, Series 2020 A, RB	1.04

4. Illinois (State of) Toll Highway Authority, Series 2020 A, RB	0.96

5. California (State of) County Tobacco Securitization Agency, Series 2006 B, RB	0.92

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco AMT-Free Municipal Income Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–101.19%
Alabama–5.12%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 A, RB	5.00%	07/01/2048	$2,500	$2,579,162
Birmingham (City of), AL Private Educational Building Authority (Birmingham-Southern College); Series 1996, RB	6.13%	12/01/2025	290	254,836
Birmingham (City of), AL Water Works Board; Series 2016 B, Ref. RB(a)(b)	5.00%	01/01/2027	16,150	17,446,367
Fort Deposit (Town of), AL Cooperative District; Series 2003, RB	6.00%	02/01/2036	165	156,383
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	4,586,248
Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(c)(d)	6.90%	10/01/2050	8,750	8,924,464
Series 2013 D, Revenue Wts.	6.00%	10/01/2042	8,000	8,492,672
Series 2013 D, Revenue Wts.	7.00%	10/01/2051	4,000	4,267,322
Series 2013 D, Revenue Wts.	6.50%	10/01/2053	7,500	7,977,745
Series 2013 F, Revenue Wts.(c)	7.75%	10/01/2046	20,185	20,716,758
Series 2013 F, Revenue Wts.(c)	7.90%	10/01/2050	20,000	20,514,886
Series 2017, Ref. Revenue Wts.	5.00%	09/15/2035	4,500	4,750,132
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2046	4,000	3,976,037
Mobile (City of), AL Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD RB (LOC - Bank Of America N.A.)(e)(f)(g)	2.74%	05/01/2041	10,000	10,000,000
Mobile (City of), AL Improvement District (McGowin Park); Series 2016 A, RB	5.25%	08/01/2030	200	190,146
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(b)	5.50%	12/01/2029	4,105	4,401,915
				119,235,073

Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.); Series 2007 C, RB(h)	5.88%	12/01/2027	600	1,560

Arizona–1.36%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2017 A, Ref. RB	5.00%	07/01/2042	675	682,837
Series 2017 A, Ref. RB	5.00%	07/01/2047	925	930,751
Series 2017 A, Ref. RB	5.00%	07/01/2051	1,000	1,003,760
Series 2018 A, Ref. RB	5.00%	07/01/2038	500	511,138
Series 2018 A, Ref. RB	5.00%	07/01/2048	1,800	1,809,291
Series 2018 A, Ref. RB	5.00%	07/01/2052	2,125	2,132,629
Arizona (State of) Industrial Development Authority (Provident Group - Eastern Michigan University Parking);
Series 2018, RB	5.00%	05/01/2048	1,100	719,860
Series 2018, RB	5.00%	05/01/2051	1,000	644,095
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(d)	5.00%	06/01/2058	570	604,796
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2020 A, RB	4.00%	11/01/2050	2,100	1,804,867
Festival Ranch Community Facilities District (Assessment Districts Nos. 4 & 5); Series 2007, RB	5.75%	07/01/2032	273	260,097
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona);
Series 2017 C, RB	5.00%	07/01/2037	80	82,826
Series 2017 C, RB	5.00%	07/01/2048	145	147,432
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2019, Ref. RB(e)	5.00%	07/01/2049	800	724,059
Series 2019, Ref. RB(e)	5.00%	07/01/2054	600	533,356
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.30%	07/01/2030	174	173,999
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	405	381,909
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,209,699
Phoenix Civic Improvement Corp.;
Series 2019 A, RB	4.00%	07/01/2045	2,765	2,529,352
Series 2019, RB	4.00%	07/01/2044	6,855	6,495,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	$1,715	$ 1,678,296
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.); Series 2017 A, Ref. RB(a)(b)	5.00%	06/15/2025	550	574,225
Series 2017 C, RB(a)(b)	5.00%	06/15/2025	1,010	1,054,487
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.50%	09/01/2046	900	812,320
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The));
Series 2019, RB	5.13%	07/01/2039	195	181,991
Series 2019, RB	5.25%	07/01/2049	240	213,984
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	760	656,314
Salt Verde Financial Corp.;
Series 2007, RB	5.50%	12/01/2029	100	106,550
Series 2007, RB	5.00%	12/01/2032	3,000	3,141,680
				31,801,953

Arkansas–0.15%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,000	1,997,209
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(i)	6.25%	02/01/2038	1,480	1,480,000
				3,477,209

California–9.89%
Bay Area Toll Authority (San Francisco Bay Area); Series 2019 S-8, Ref. RB(a)(b)	5.00%	10/01/2029	5,000	5,731,120
California (State of);
Series 2016, Ref. GO Bonds	5.00%	09/01/2037	10,085	10,684,470
Series 2018, GO Bonds	5.00%	10/01/2047	13,500	14,015,141
Series 2020, GO Bonds	3.00%	03/01/2050	1,500	1,140,234
Series 2020, GO Bonds	4.00%	03/01/2050	2,600	2,511,319
Series 2021, Ref. GO Bonds	5.00%	10/01/2041	1,500	1,657,442
Series 2022, GO Bonds	4.00%	04/01/2049	1,325	1,283,663
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2021 B-1, RB(b)	4.00%	08/01/2031	9,280	9,231,225
Series 2023 C, RB(b)	5.25%	10/01/2031	3,250	3,384,037
Series 2023, RB(b)	5.00%	08/01/2029	5,000	5,247,510
California (State of) County Tobacco Securitization Agency; Series 2006 B, RB(j)	0.00%	06/01/2050	129,820	21,382,834
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	5.88%	06/01/2035	25	25,414
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2006 A, RB(j)	0.00%	06/01/2046	7,000	1,582,890
Series 2006 B, RB(j)	0.00%	06/01/2046	6,000	1,311,335
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	3,100	3,100,086
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	1,500	1,326,257
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2016 B, Ref. RB(a)(b)	5.00%	11/15/2026	4,080	4,369,396
Series 2016 B, Ref. RB	5.00%	11/15/2046	5,920	6,034,944
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	166	165,208
Series 2019 A-2, RB	4.00%	03/20/2033	7,131	7,048,032
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB (INS - BAM)(d)	5.00%	05/15/2043	4,250	4,406,676
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2030	850	876,322
Cathedral (City of), CA Redevelopment Agency Successor Agency (Merged Redevelopment);
Series 2014 A, Ref. RB (INS - AGM)(d)	5.00%	08/01/2032	1,450	1,497,913
Series 2014 A, Ref. RB (INS - AGM)(d)	5.00%	08/01/2033	885	914,306
Golden State Tobacco Securitization Corp.; Series 2017 A-1, Ref. RB(a)(b)	5.00%	06/01/2027	170	185,540
Inland Empire Tobacco Securitization Corp.; Series 2007 F, RB(e)(j)	0.00%	06/01/2057	345,750	16,574,529
Lammersville Joint Unified School District; Series 2013, RB	6.00%	09/01/2043	2,750	2,771,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Local Public Schools Funding Authority (School Facilities Improvement District No. 2016-1 - Election of 2016); Series 2017 A, GO Bonds (INS - BAM)(d)	4.00%	08/01/2042	$3,500	$ 3,393,189
Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.50%	11/15/2037	2,000	2,176,538
Los Angeles (City of), CA Department of Airports (Green Bonds); Series 2022 I, RB	5.00%	05/15/2048	3,000	3,267,452
Los Angeles (City of), CA Department of Water & Power; Series 2017 A, RB	5.00%	07/01/2042	5,000	5,261,148
Los Angeles Department of Water & Power Water System Revenue; Series 2022, RB(k)	5.00%	07/01/2042	25,000	27,748,308
Los Angeles Unified School District; Series 2022, GO Bonds	5.25%	07/01/2047	5,000	5,617,165
M-S-R Energy Authority; Series 2009 B, RB	7.00%	11/01/2034	10,000	12,412,923
Oak Grove School District (Election of 2008); Series 2018 E, Ref. GO Bonds(c)	5.00%	08/01/2042	4,500	2,467,409
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(d)	5.00%	06/01/2032	1,250	1,275,593
Series 2014, Ref. RB (INS - AGM)(d)	5.00%	06/01/2033	1,500	1,529,788
Series 2014, Ref. RB (INS -AGM)(d)	5.00%	06/01/2034	850	866,044
Paramount Unified School District (Election of 2016); Series 2017 A, GO Bonds (INS - AGM)(d)	5.25%	08/01/2046	2,575	2,741,066
Poway Unified School District Public Financing Authority; Series 2015 B, Ref. RB (INS - BAM)(d)	5.00%	09/01/2033	1,725	1,816,646
Series 2015 B, Ref. RB (INS - BAM)(d)	5.00%	09/01/2034	3,075	3,227,845
San Diego (County of), CA Regional Airport Authority;
Series 2019 A, Ref. RB	5.00%	07/01/2044	5,000	5,245,365
Series 2021 A, RB (INS - AGM)(d)	5.00%	07/01/2051	15,000	15,942,841
Santa Cruz (County of), CA Redevelopment Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(d)	5.00%	09/01/2035	1,880	1,968,231
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2049	2,000	2,029,496
Twin Rivers Unified School District; Series 2020, GO Bonds (INS - AGM)(d)(j)	0.00%	08/01/2044	8,990	3,168,834
				230,614,804

Colorado–4.76%
Aurora (City of), CO (Pipeline/Interceptor); Series 2023, RB	4.00%	08/01/2053	13,285	12,212,891
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	2,000	1,896,602
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(d)	5.00%	12/01/2037	550	587,502
Colorado (State of) Educational & Cultural Facilities Authority (Stargate Charter School); Series 2018 A, Ref. RB	5.00%	12/01/2038	1,000	1,028,545
Colorado (State of) Health Facilities Authority (Adventhealth Obligated Group); Series 2019, Ref. RB	4.00%	11/15/2043	2,000	1,896,174
Series 2021 A, Ref. RB	4.00%	11/15/2050	5,000	4,549,678
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	1,400	1,330,195
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	6,515	6,636,090
Series 2022, RB	5.25%	11/01/2052	7,500	7,726,424
Denver (City & County of), CO;
Series 2018 B, Ref. RB	5.00%	12/01/2048	12,500	12,929,504
Series 2022 B, RB	5.00%	11/15/2047	6,250	6,775,679
Series 2022 B, RB	5.25%	11/15/2053	8,000	8,770,970
Series 2022 C, Ref. RB	5.25%	11/15/2053	6,120	6,709,792
E-470 Public Highway Authority; Series 1997 B, RB (INS - NATL)(d)(j)	0.00%	09/01/2025	125	114,472
Ebert Metropolitan District;
Series 2018 A-1, GO Bonds (INS - BAM)(d)	5.00%	12/01/2043	7,000	7,402,335
Series 2018 A-2, GO Bonds (INS - BAM)(d)	5.00%	12/01/2043	1,605	1,697,250
Hunters Overlook Metropolitan District No. 5;
Series 2019 A, GO Bonds	5.00%	12/01/2039	887	838,588
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,360	1,216,698
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	2,075	1,998,963
Powhaton Road Metropolitan District No. 2; Series 2019 A, GO Bonds(a)(b)	5.63%	12/01/2023	710	741,763
Public Authority for Colorado Energy;
Series 2008, RB	6.25%	11/15/2028	1,495	1,607,543
Series 2008, RB	6.50%	11/15/2038	11,740	13,993,823
Rampart Range Metropolitan District No. 1; Series 2017, Ref. RB (INS - AGM)(d)	5.00%	12/01/2047	6,165	6,477,735
Tallyn’s Reach Metropolitan District No. 3;
Series 2013, Ref. GO Bonds(a)(b)(e)	5.00%	12/01/2023	103	104,279
Series 2013, Ref. GO Bonds(a)(b)(e)	5.13%	12/01/2023	250	253,056

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Vauxmont Metropolitan District; Series 2020, Ref. GO Bonds (INS - AGM)(d)	5.00%	12/01/2050	$1,500	$ 1,533,790
				111,030,341

Connecticut–0.91%
Connecticut (State of); Series 2020 A, RB	4.00%	05/01/2039	1,000	1,002,520
Connecticut (State of) Health & Educational Facilities Authority; Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2050	1,100	997,873
Connecticut (State of) Health & Educational Facilities Authority (Fairfield University); Series 2017 R, Ref. RB	4.00%	07/01/2047	6,125	5,494,583
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health); Series 2019 A, Ref. RB	4.00%	07/01/2049	12,430	10,378,759
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(h)(i)	5.13%	10/01/2036	500	60,000
Hamden (Town of), CT; Series 2018 A, Ref. GO Bonds (INS - BAM)(d)	5.00%	08/15/2030	625	677,592
Mashantucket Western Pequot Tribe; Series 2013, RB(h)	6.05%	07/01/2031	11,260	2,505,364
				21,116,691

District of Columbia–2.40%
District of Columbia;
Series 2006 B-1, RB (INS - NATL)(d)	5.00%	02/01/2031	15	15,014
Series 2020 A, RB	4.00%	03/01/2045	4,335	4,182,443
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.50%	05/15/2033	340	347,811
Series 2001, RB	6.75%	05/15/2040	4,385	4,514,269
Series 2006 B, RB(j)	0.00%	06/15/2046	72,125	13,552,302
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2049	10,000	8,969,296
Washington (State of) Metropolitan Area Transit Authority; Series 2020 A, RB	4.00%	07/15/2045	25,600	24,280,092
				55,861,227

Florida–5.94%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.); Series 2019, Ref. RB	5.00%	12/01/2037	2,580	2,673,062
Amelia Concourse Community Development District; Series 2007, RB(h)(i)	5.75%	05/01/2038	1,510	1,464,700
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	140	140,021
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2047	17,250	15,489,819
Broward (County of), FL School Board; Series 2022, GO Bonds	5.00%	07/01/2051	10,000	10,722,829
Canaveral Port Authority; Series 2018 B, RB	5.00%	06/01/2048	5,000	5,130,107
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	455	455,353
Series 2019 A, RB	5.00%	12/15/2054	320	318,018
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(e)	5.38%	06/15/2038	255	246,343
Series 2018 A, RB(e)	5.38%	06/15/2048	480	437,687
Chapel Creek Community Development District; Series 2006 A, RB(h)(i)	5.50%	05/01/2038	1,990	1,333,300
Clearwater Cay Community Development District; Series 2006 A, RB(h)(i)	5.50%	05/01/2037	826	470,787
Creekside Community Development District; Series 2006, RB(h)(i)	5.20%	05/01/2038	2,280	1,026,000
East Homestead Community Development District; Series 2013, RB	5.00%	11/01/2033	350	350,169
Greater Orlando Aviation Authority; Series 2015 XF2019, Revenue Ctfs.(k)	5.00%	10/01/2032	9,385	9,398,487
Heritage Isles Community Development District; Series 1999, RB(h)	7.10%	10/01/2023	195	27,300
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	85	85,013
Indigo Community Development District; Series 2005, RB(i)	5.75%	05/01/2036	375	251,250
Jacksonville (City of), FL (Brooks Rehabilitation); Series 2020, Ref. RB	5.00%	11/01/2050	5,000	5,042,928
Jacksonville (City of), FL Health Facilities Authority; Series 1997 B, RB(a)	5.25%	08/15/2027	20	20,297
Lake (County of), FL (Imagine South Lake Charter School Program); Series 2019, RB(e)	5.00%	01/15/2054	190	167,526
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.50%	07/15/2048	565	502,538
Series 2018 A, RB(e)	5.75%	07/15/2053	600	560,895
Lakeland (City of), FL (Lakeland Regional Health); Series 2015, RB	5.00%	11/15/2040	3,000	3,027,782
Lee Memorial Health System; Series 2019 A-1, Ref. RB	4.00%	04/01/2037	4,000	3,930,343
Lucaya Community Development District; Series 2005, RB	5.38%	05/01/2035	1,090	1,090,303
Magnolia Creek Community Development District; Series 2007 A, RB(h)(i)	5.90%	05/01/2039	195	107,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	$75	$75,482
Miami-Dade (County of), FL;
Series 2009, RB (INS - BAM)(d)(j)	0.00%	10/01/2042	6,925	2,897,905
Series 2013 A, RB(a)(b)	5.50%	10/01/2023	3,000	3,041,125
Series 2019 B, RB (INS - BAM)(d)	4.00%	10/01/2049	17,745	16,426,027
Series 2021, RB (INS - BAM)(d)	4.00%	10/01/2051	5,000	4,600,575
Miami-Dade (County of), FL Transit System;
Series 2020 A, RB	4.00%	07/01/2048	12,185	11,346,086
Series 2020 A, RB	4.00%	07/01/2050	5,000	4,610,366
Miromar Lakes Community Development District; Series 2015, Ref. RB	5.00%	05/01/2035	1,195	1,193,106
Naturewalk Community Development District; Series 2007 A, RB(h)(i)	5.50%	05/01/2038	335	107,200
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2022, RB	4.00%	10/01/2052	5,000	4,477,390
Orlando (City of), FL; Series 2008, RB (INS - AGC)(d)	5.50%	11/01/2038	130	130,196
Orlando (City of), FL Utilities Commission; Series 2018 A, RB	5.00%	10/01/2038	3,000	3,204,481
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,055	2,061,771
Palace Coral Gables Community Development District;
Series 2011, RB	5.00%	05/01/2032	415	415,322
Series 2011, RB	5.63%	05/01/2042	1,000	1,000,791
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2049	750	647,689
Reunion East Community Development District;
Series 2002 A-2, RB(h)(i)	7.38%	05/01/2033	860	9
Series 2005, RB(h)(i)	5.80%	05/01/2036	810	8
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	15	15,004
South Bay Community Development District;
Series 2005 A, RB(h)(i)	5.95%	05/01/2036	1,645	16
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	1,700	1,677,671
Series 2005 A-2, Ref. RB(h)(i)	6.60%	05/01/2036	1,095	547,500
Series 2005 B-2, Ref. RB(h)(i)	6.60%	05/01/2025	935	467,501
Tampa (City of), FL;
Series 2020 A, RB(j)	0.00%	09/01/2033	210	138,812
Series 2020 A, RB(j)	0.00%	09/01/2034	880	553,638
Series 2020 A, RB(j)	0.00%	09/01/2035	750	445,903
Series 2020 A, RB(j)	0.00%	09/01/2036	850	476,829
Series 2020 A, RB(j)	0.00%	09/01/2037	825	438,331
Series 2020 A, RB(j)	0.00%	09/01/2038	1,050	527,594
Series 2020 A, RB(j)	0.00%	09/01/2039	1,000	471,952
Villages of Avignon Community Development District (The); Series 2007 A, RB(h)(i)	5.40%	05/01/2037	250	12,500
Vista Community Development District; Series 2006 A, RB	5.38%	05/01/2037	3,560	3,560,252
Waterford Estates Community Development District; Series 2006 A, RB	5.50%	05/01/2037	1,665	1,665,269
Waterstone Community Development District;
Series 2007 A, RB(c)(i)	6.88%	05/01/2037	146	93,826
Series 2007 B, RB(i)(j)	0.00%	11/01/2028	888	533,755
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	3,045	3,046,632
Series 2005 A-2, RB(h)(i)	5.75%	05/01/2036	2,925	1,696,500
Westridge Community Development District; Series 2005, RB	5.80%	05/01/2037	415	415,062
Westside Community Development District; Series 2019 2, RB(h)	5.65%	05/01/2037	525	351,236
Zephyr Ridge Community Development District; Series 2006 A, RB(h)(i)	5.63%	05/01/2037	979	489,330
				138,330,749

Georgia–1.83%
Atlanta (City of), GA Urban Residential Finance Authority (Trestletree Village Apartments); Series 2013 A, RB	5.00%	11/01/2048	565	439,448
Brookhaven (City of), GA Urban Redevelopment Agency; Series 2023 A, RB	4.00%	07/01/2053	5,000	4,772,393

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	$1,155	$ 1,110,162
Series 2018 A, RB	6.00%	12/01/2038	2,260	2,173,026
Series 2018 A, RB	6.25%	12/01/2048	5,565	5,285,113
Series 2018 A, RB	6.50%	12/01/2053	3,205	3,097,260
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	07/01/2046	3,000	3,043,526
Series 2019, RB	4.00%	07/01/2049	11,150	9,959,523
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	4.00%	01/01/2054	2,200	1,745,707
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	1,040	1,038,127
Series 2022 C, RB(b)(e)	4.00%	11/01/2027	7,000	6,657,328
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	880	800,868
Series 2018 A-1, RB	6.25%	12/01/2048	1,230	1,053,145
Series 2018 A-1, RB	6.38%	12/01/2053	1,030	879,510
Series 2018 A-2, RB(b)	5.50%	12/01/2028	700	633,686
				42,688,822

Guam–0.17%
Guam (Territory of); Series 2015 D, Ref. RB	5.00%	11/15/2039	2,500	2,511,491
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	1,500	1,505,695
				4,017,186

Illinois–7.31%
Chicago (City of), IL; Series 2012, RB (INS - BAM)(d)	4.00%	01/01/2042	6,000	5,805,395
Chicago (City of), IL (O’Hare International Airport);
Series 2015 B, Ref. RB	5.00%	01/01/2034	2,500	2,572,393
Series 2016 B, Ref. RB	5.00%	01/01/2041	3,000	3,072,328
Series 2017 D, RB	5.00%	01/01/2052	3,000	3,065,396
Series 2018 B, RB	5.00%	01/01/2048	10,000	10,348,069
Series 2020 A, Ref. RB	4.00%	01/01/2036	5,000	5,028,285
Chicago (City of), IL Board of Education;
Series 1998 B-1, GO Bonds (INS - NATL)(d)(j)	0.00%	12/01/2024	915	851,829
Series 1999 A, GO Bonds (INS - NATL)(d)(j)	0.00%	12/01/2024	1,405	1,307,999
Series 2016, RB	6.00%	04/01/2046	4,300	4,440,882
Series 2018 A, Ref. GO Bonds (INS - AGM)(d)	5.00%	12/01/2026	775	805,675
Series 2018 A, Ref. GO Bonds (INS - AGM)(d)	5.00%	12/01/2028	2,250	2,387,364
Series 2018 A, Ref. GO Bonds (INS - AGM)(d)	5.00%	12/01/2031	1,000	1,050,751
Series 2018 A, Ref. GO Bonds (INS - AGM)(d)	5.00%	12/01/2034	1,205	1,255,544
Series 2022 A, GO Bonds	5.00%	12/01/2047	3,200	3,039,708
Chicago (City of), IL Transit Authority;
Series 2020 A, Ref. RB	5.00%	12/01/2045	20	20,625
Series 2020 A, Ref. RB	5.00%	12/01/2055	2,140	2,180,465
Cook (County of), IL; Series 2021 A, Ref. RB	4.00%	11/15/2041	3,500	3,231,358
Cook County Community School District No. 147; Series 2004 A, Ref. GO Bonds (INS - ACA)(d)	7.13%	06/01/2024	1,105	1,124,681
Du Page (County of), IL Special Service Area No. 31 (Monarch Landing, Inc.); Series 2006, RB	5.63%	03/01/2036	287	280,781
Gilberts (Village of), IL; Series 2014, Ref. RB (INS - AGM)(d)	5.00%	03/01/2035	2,000	2,018,940
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	690	615,499
Harvey (City of), IL;
Series 2007 A, Ref. GO Bonds (Acquired 09/02/2009; Cost $ 1,773,512)(h)(l)	5.50%	12/01/2027	2,225	2,038,656
Series 2007 A, Ref. GO Bonds (Acquired 09/03/2009; Cost $ 758,969)(h)(l)	5.63%	12/01/2032	1,000	916,250
Series 2008, RB	6.88%	08/01/2028	2,685	2,446,629

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of);
Series 2014, GO Bonds	5.00%	04/01/2025	$2,000	$ 2,023,356
Series 2014, GO Bonds	5.00%	02/01/2039	1,525	1,531,747
Series 2016, GO Bonds (INS - BAM)(d)	4.00%	06/01/2041	5,000	4,642,798
Series 2017 C, GO Bonds	5.00%	11/01/2029	3,000	3,137,484
Series 2018 A, GO Bonds	5.00%	05/01/2036	2,610	2,691,616
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	6,851,855
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2032	3,000	3,135,600
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	750	781,602
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2029	5,000	5,270,658
Series 2020, GO Bonds	5.50%	05/01/2039	3,750	3,986,576
Illinois (State of) Finance Authority (University of Illinois Health Services); Series 2020, RB	4.00%	10/01/2040	3,950	3,478,145
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 1998 A, RB (INS - AGM)(d)	5.50%	12/15/2023	360	363,447
Illinois (State of) Regional Transportation Authority;
Series 2018 B, RB	4.00%	06/01/2043	1,365	1,310,943
Series 2018 XF2618, Revenue Ctfs.(k)	4.00%	06/01/2043	18,000	17,287,159
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS - AGM)(d)	5.25%	06/15/2032	2,000	2,028,590
Series 2019, Ref. RB (INS - BAM)(d)	5.00%	06/15/2028	2,520	2,634,283
Series 2019, Ref. RB (INS - BAM)(d)	5.00%	06/15/2029	1,455	1,536,334
Series 2019, Ref. RB (INS - BAM)(d)	5.00%	06/15/2030	245	259,018
Illinois (State of) Toll Highway Authority;
Series 2020 A, RB	5.00%	01/01/2045	21,090	22,381,471
Series 2021 A, RB	4.00%	01/01/2046	7,785	7,340,059
Jefferson County Township High School District No. 201;
Series 2012 A, GO Bonds	6.50%	12/30/2027	895	1,025,123
Series 2012 A, GO Bonds	6.50%	12/30/2028	955	1,121,255
Series 2012 A, GO Bonds	6.50%	12/30/2031	1,160	1,438,884
Lincolnshire (Village of), IL (Sedgewick); Series 2004, RB	6.25%	03/01/2034	1,859	1,860,240
Markham (City of), IL; Series 2008 B, GO Bonds	5.75%	02/01/2028	410	378,321
Northern Illinois Municipal Power Agency; Series 2016 A, Ref. RB	4.00%	12/01/2041	1,050	981,006
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB	6.00%	03/01/2036	365	352,388
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB (INS - BAM)(d)	5.25%	01/01/2048	5,000	5,224,744
Southwestern Illinois Development Authority; Series 2006, RB(h)	5.63%	11/01/2026	890	534,000
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	210	230,918
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	135	148,447
Series 2018 A, GO Bonds(a)(b)	5.00%	02/01/2028	160	175,937
Series 2018 A, GO Bonds (INS - AGM)(d)	5.00%	02/01/2032	945	1,049,676
Series 2018 A, GO Bonds (INS - AGM)(d)	5.00%	02/01/2033	690	765,886
Series 2018 A, GO Bonds (INS - AGM)(d)	5.00%	02/01/2034	615	680,917
Yorkville (United City of), IL (United City Special Services Area); Series 2013, Ref. RB	5.00%	03/01/2033	1,848	1,745,875
				170,291,860

Indiana–0.53%
Columbus (City of), IN (Vivera Senior Living); Series 2019, RB	5.63%	05/01/2039	3,575	2,970,249
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2026	1,620	1,691,641
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2037	7,500	7,751,397
				12,413,287

Iowa–0.75%
Iowa (State of) Finance Authority; Series 2007, RB(h)	5.90%	12/01/2028	400	1,040
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(b)	5.00%	12/01/2042	7,785	7,814,218
Iowa (State of) Finance Authority (Mercy Medical Center); Series 2012, RB	5.00%	08/15/2028	1,685	1,685,892
Iowa (State of) Finance Authority (Unitypoint Health); Series 2018 B, Ref. RB	5.00%	02/15/2048	1,300	1,331,049
Iowa (State of) Finance Authority (Wedum Walnut Ridge LLC); Series 2007 B, RB	5.38%	06/01/2025	120	117,577
PEFA, Inc.; Series 2019, RB(b)	5.00%	09/01/2026	5,190	5,342,175

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa–(continued)
Xenia (City of), IA Rural Water District; Series 2016, Ref. RB(a)(b)	5.00%	12/01/2026	$1,000	$ 1,076,825
				17,368,776

Kansas–0.01%
Pittsburgh (City of), KS; Series 2006, RB	4.90%	04/01/2024	275	275,363

Kentucky–2.60%
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2016 A, Ref. RB (INS - NATL)(d)	5.00%	09/01/2032	5,480	5,719,276
Series 2016 A, Ref. RB (INS - NATL)(d)	5.00%	09/01/2033	11,525	12,008,999
Series 2016 A, Ref. RB (INS - NATL)(d)	5.00%	09/01/2034	5,000	5,193,346
Kentucky (Commonwealth of) Property & Building Commission (No. 115);
Series 2017, RB	5.00%	04/01/2037	2,500	2,641,916
Series 2017, RB (INS - BAM)(d)	5.00%	04/01/2038	2,500	2,639,369
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB	5.00%	05/01/2035	1,500	1,614,600
Series 2018, RB	5.00%	05/01/2036	1,170	1,248,468
Series 2018, RB	5.00%	05/01/2037	4,605	4,877,257
Kentucky (Commonwealth of) Public Energy Authority; Series 2022 A-1, RB(b)	4.00%	08/01/2030	15,000	14,684,748
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, RB	5.75%	10/01/2042	10,000	10,080,464
Springfield (City of), KY (St. Catharine College); Series 2004, Ref. RB(h)(i)	5.75%	10/01/2035	15	37
				60,708,480

Louisiana–1.16%
Denham Springs (City of) & Livingston (Parish of), LA Housing & Mortgage Finance Authority; Series 2007, RB (CEP - GNMA)	5.00%	11/01/2040	3	3,308
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB(a)(b)	5.00%	06/01/2025	2,500	2,601,520
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/01/2032	395	335,750
Series 2017, Ref. RB	5.00%	07/01/2033	300	255,000
Series 2017, Ref. RB	5.00%	07/01/2037	345	293,250
Louisiana (State of) Public Facilities Authority (CHRISTUS Health); Series 2009 B-2, Ref. VRD RB (LOC - Bank of New York Mellon)(f)(g)	2.93%	07/01/2047	4,375	4,375,000
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2017, Ref. RB	5.00%	05/15/2046	7,500	7,586,154
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2017, RB	5.00%	07/01/2057	1,300	1,312,562
Louisiana (State of) Stadium & Exposition District; Series 2013 A, Ref. RB	5.00%	07/01/2028	50	50,156
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB(a)(b)	5.00%	07/01/2026	4,035	4,300,032
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2043	700	732,053
Series 2018 A, RB (INS - AGM)(d)	5.00%	10/01/2048	1,280	1,329,319
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(b)	2.13%	07/01/2024	2,000	1,944,526
Subseries 2017 A-3, Ref. RB(b)	2.20%	07/01/2026	2,000	1,862,654
				26,981,284

Maryland–0.84%
Baltimore (City of), MD (Water); Series 2020 A, RB	4.00%	07/01/2045	2,000	1,928,881
Baltimore (County of), MD (Riderwood Village, Inc.);
Series 2020, Ref. RB	4.00%	01/01/2045	5,250	4,552,067
Series 2020, Ref. RB	4.00%	01/01/2050	6,000	5,035,596
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2036	1,500	1,485,896
Maryland (State of) Health & Higher Educational Facilities Authority;
Series 2001, RB (INS - AMBAC)(d)	5.00%	07/01/2034	5	5,037
Series 2016, Ref. RB	5.00%	06/01/2036	400	411,996
Maryland Economic Development Corp. (University of Maryland College Park); Series 2016, Ref. RB (INS - AGM)(d)	5.00%	06/01/2035	4,530	4,720,086

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Prince George’s (County of), MD (Victoria Falls); Series 2005, RB	5.25%	07/01/2035	$1,531	$ 1,534,387
				19,673,946

Massachusetts–1.66%
Massachusetts (Commonwealth of); Series 2016-XF0530, Ctfs. Of Obligation(k)	5.00%	12/01/2035	20,000	21,230,520
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2016 I, Ref. RB	5.00%	07/01/2036	2,000	2,062,164
Series 2019 A, Ref. RB	4.00%	07/01/2044	3,000	2,453,700
Massachusetts (Commonwealth of) Development Finance Agency (SpringField College);
Series 2021 B, Ref. RB	4.00%	06/01/2041	2,535	2,217,926
Series 2021 B, Ref. RB	4.00%	06/01/2050	1,700	1,379,692
Massachusetts (Commonwealth of) Transportation Fund (Rail Enhancement Program); Series 2021 A, RB(k)	4.00%	06/01/2050	10,000	9,433,996
				38,777,998

Michigan–3.32%
Detroit (City of), MI; Series 2003 B-R, RB (INS - AGM)(d)	7.50%	07/01/2033	60	60,194
Detroit (City of), MI Downtown Development Authority (Catalyst Development);
Series 2018 A, Ref. RB (INS - AGM)(d)	5.00%	07/01/2043	150	146,552
Series 2018 A, Ref. RB (INS - AGM)(d)	5.00%	07/01/2048	1,350	1,316,359
Michigan (State of);
Series 2020 B, RB	4.00%	11/15/2045	10,000	9,659,464
Series 2021, RB	4.00%	11/15/2046	6,000	5,775,024
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	1,155	1,090,053
Series 2008 C, RB(j)	0.00%	06/01/2058	289,275	11,470,101
Series 2014, Ref. RB (Acquired 03/01/2019; Cost $ 1,954,606)(a)(b)(e)(l)	6.75%	07/01/2024	1,945	2,019,957
Series 2014, Ref. RB (Acquired 03/01/2019; Cost $ 4,075,026)(e)(l)	6.75%	07/01/2044	4,055	3,904,004
Michigan (State of) Finance Authority (CHE Trinity Health Credit Group); Series 2013 MI-4, Ref. RB	5.00%	12/01/2039	5,000	5,267,499
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,000	1,016,048
Series 2014 D-4, Ref. RB	5.00%	07/01/2032	2,450	2,490,914
Series 2014 D-4, Ref. RB	5.00%	07/01/2034	1,000	1,014,358
Series 2014 D-6, Ref. RB (INS - NATL)(d)	5.00%	07/01/2025	1,000	1,019,441
Series 2014 D-6, Ref. RB (INS - NATL)(d)	5.00%	07/01/2026	895	913,572
Series 2014 D-6, Ref. RB (INS - NATL)(d)	5.00%	07/01/2027	930	949,542
Series 2015 C, RB	5.00%	07/01/2034	2,200	2,251,328
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	6,300	6,400,071
Michigan (State of) Finance Authority (Old Redforf Academy); Series 2010 A, RB	5.90%	12/01/2030	505	493,614
Michigan (State of) Finance Authority (Universal Learning Academy); Series 2018, Ref. RB	5.75%	11/01/2040	635	635,550
Michigan (State of) Strategic Fund (Wolverine Human Services); Series 2007, RB(h)	5.85%	08/31/2027	6,074	5,467,503
Michigan State University Board of Trustees; Series 2019 B, RB	5.00%	02/15/2044	1,180	1,254,740
Plymouth Educational Center Charter School;
Series 2005, Ref. RB(i)	5.38%	11/01/2030	400	244,000
Series 2005, Ref. RB(i)	5.63%	11/01/2035	1,325	808,250
Renaissance Public School Academy; Series 2012 A, RB	6.00%	05/01/2037	500	500,050
Walled Lake Consolidated School District;
Series 2019, GO Bonds	4.00%	05/01/2039	600	606,721
Series 2019, GO Bonds	4.00%	05/01/2040	1,220	1,230,216
Series 2019, GO Bonds	4.00%	05/01/2041	2,485	2,510,995
Series 2019, GO Bonds	5.00%	05/01/2044	6,385	6,852,750
				77,368,870

Minnesota–0.19%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	1,050	848,313
Duluth (City of), MN Economic Development Authority (Essentia Health Obligated Group); Series 2018 A, Ref. RB	5.00%	02/15/2043	2,300	2,345,005
Minnesota (State of) Higher Education Facilities Authority (Trustees of the Hamline University of Minnesota); Series 2017, Ref. RB	5.00%	10/01/2047	900	902,962

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Mound (City of), MN Housing & Redevelopment Authority; Series 2006, Ref. RB	5.00%	02/15/2027	$352	$ 339,644
				4,435,924

Mississippi–0.50%
Mississippi (State of) Development Bank; Series 2016, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	12/01/2046	10,000	10,402,890
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2021, RB	2.38%	06/01/2044	1,795	1,187,836
				11,590,726

Missouri–0.83%
Branson (City of), MO Industrial Development Authority (Branson Hills Redevelopment);
Series 2005 A, RB(i)	7.05%	05/01/2027	70	59,490
Series 2007 A, RB(i)	5.75%	05/01/2026	715	614,904
Broadway-Fairview Transportation Development District; Series 2006 A, RB(i)	5.88%	12/01/2031	675	423,563
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB(i)	5.63%	04/01/2027	400	335,834
Columbia (City of), MO Housing Authority (Stuart Park/Paquin Tower Apartments);
Series 2015, RB	5.00%	12/15/2040	580	534,935
Series 2015, RB	5.13%	12/15/2050	1,330	1,173,443
Grindstone Plaza Transportation Development District; Series 2006 A, RB	5.50%	10/01/2031	355	351,163
Hollister (City of), MO; Series 2019, RB(e)	5.63%	10/01/2039	4,700	4,233,018
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	5.00%	04/01/2046	295	254,098
Lee’s Summit (City of), MO Industrial Development Authority; Series 2007, RB(h)(i)	5.75%	03/01/2029	250	145,000
Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	1,335	1,291,738
Missouri (State of) Health & Educational Facilities Authority (Washington University); Series 2000 B, VRD RB(f)	1.85%	03/01/2040	2,600	2,600,000
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	50	43,601
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	5.00%	10/01/2046	1,025	834,395
St. Louis (City of), MO (Abbey Condominiums);
Series 2006 A, RB(i)(m)	6.00%	08/04/2025	481	52,910
Series 2007, RB(i)	5.50%	05/29/2028	661	279,504
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Scottrade Center); Series 2018 A, RB	5.00%	04/01/2048	3,250	3,323,556
St. Louis (County of), MO; Series 2007 A, RB(i)	5.50%	09/02/2028	373	108,170
St. Louis (County of), MO (Ludwig Lofts); Series 2008, RB(i)(m)	6.69%	04/21/2029	1,080	183,600
St. Louis (County of), MO (Printers Lofts Tax Increment Financing); Series 2006, RB(i)(m)	6.00%	08/21/2026	545	87,200
St. Louis (County of), MO (Washington Park Redevelopment);
Series 2006, RB(i)(m)	6.00%	08/21/2026	846	186,120
Series 2006, RB(i)	5.50%	03/09/2027	1,879	507,330
Series 2007 A, RB(i)	5.50%	01/20/2028	728	305,760
Series 2007 B, RB(i)(m)	5.50%	01/20/2028	466	23,300
Series 2008 A, RB(i)	6.60%	01/21/2028	3,255	1,367,100
Stone Canyon Community Improvement District; Series 2007, RB(h)(i)	5.75%	04/01/2027	320	83,200
				19,402,932

Montana–0.09%
Hardin (City of), MT; Series 2006, RB(i)(m)	6.25%	09/01/2031	11,710	2,107,800

Nebraska–0.52%
Central Plains Energy Project (No. 3); Series 2017 A, Ref. RB	5.00%	09/01/2035	6,150	6,432,925
Omaha (City of), NE Public Power District; Series 2021 A, RB (INS - AGM)(d)	4.00%	02/01/2051	6,000	5,628,095
				12,061,020

Nevada–0.82%
Clark (County of), NV (Special Improvement District No. 128);
Series 2007 A, RB	5.00%	02/01/2026	190	190,552
Series 2007 A, RB	5.05%	02/01/2031	245	245,443
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	05/01/2048	2,500	2,627,126
Clark County School District; Series 2018 B, GO Bonds (INS - BAM)(d)	5.00%	06/15/2036	5,280	5,723,534

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nevada–(continued)
Las Vegas (City of), NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	$10,000	$10,342,387
				19,129,042

New Hampshire–0.57%
Manchester Housing & Redevelopment Authority, Inc.; Series 2000 B, RB (INS - ACA)(d)(j)	0.00%	01/01/2029	305	227,019
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	7,360	7,246,136
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	5,060	4,725,617
New Hampshire (State of) Business Finance Authority (Vista (The));
Series 2019 A, RB(e)	5.25%	07/01/2039	410	375,040
Series 2019 A, RB(e)	5.63%	07/01/2046	230	210,608
Series 2019 A, RB(e)	5.75%	07/01/2054	570	519,382
				13,303,802

New Jersey–8.11%
Atlantic City (City of), NJ;
Series 2017 A, Ref. GO Bonds (INS - BAM)(d)	5.00%	03/01/2032	250	267,863
Series 2017 A, Ref. GO Bonds (INS - BAM)(d)	5.00%	03/01/2037	500	523,960
Series 2017 B, GO Bonds (INS - AGM)(d)	4.00%	03/01/2042	3,510	3,388,316
Casino Reinvestment Development Authority, Inc.;
Series 2014, Ref. RB (INS - AGM)(d)	5.00%	11/01/2030	2,000	2,055,520
Series 2014, Ref. RB (INS - AGM)(d)	5.00%	11/01/2032	2,000	2,048,744
Hudson County Improvement Authority (Hudson County Courthouse); Series 2020, RB	4.00%	10/01/2046	10,000	9,224,399
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	6,380	6,881,270
New Jersey (State of) Economic Development Authority;
Series 2016 AAA, RB(a)(b)	5.00%	12/15/2026	3,000	3,216,012
Series 2017 DDD, RB	5.00%	06/15/2028	1,930	2,061,045
Series 2017 DDD, RB	5.00%	06/15/2029	3,500	3,736,571
Series 2018 A, RB	5.00%	06/15/2042	3,500	3,589,679
Series 2018 A, RB	5.00%	06/15/2047	735	750,699
Series 2018 C, RB	5.00%	06/15/2031	4,855	5,207,842
Series 2019, RB	4.00%	06/15/2044	3,000	2,794,695
Series 2020, RB	4.00%	11/01/2038	1,750	1,706,002
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(e)	6.50%	11/01/2052	220	229,801
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	904	964,390
New Jersey (State of) Economic Development Authority (Provident Group - Montclair Properties L.L.C. - Montclair University Student Housing); Series 2017, Ref. RB (INS - AGM)(d)	5.00%	06/01/2037	1,000	1,031,752
New Jersey (State of) Health Care Facilities Financing Authority; Series 2015 A, RB (INS - AGM)(d)	5.00%	07/01/2029	2,100	2,161,066
New Jersey (State of) Transportation Trust Fund Authority;
Series 2004 A, RB (INS - NATL)(d)	5.75%	06/15/2024	11,570	11,875,895
Series 2008 A, RB(j)	0.00%	12/15/2038	5,680	2,706,851
Series 2009 D, RB	5.00%	06/15/2032	5,015	5,109,793
Series 2016, RN	5.00%	06/15/2030	6,000	6,312,645
Series 2018 A, Ref. RN	5.00%	06/15/2029	6,660	7,010,627
Series 2018 A, Ref. RN	5.00%	06/15/2030	945	994,242
Series 2018 A, Ref. RN	5.00%	06/15/2031	880	924,138
Series 2019 BB, RB	4.00%	06/15/2050	7,125	6,457,228
Series 2020 AA, RB	4.00%	06/15/2050	10,200	9,244,031
Series 2020 AA, RB	5.00%	06/15/2050	1,230	1,267,775
New Jersey (State of) Turnpike Authority;
Series 2015 E, RB	5.00%	01/01/2034	7,000	7,234,213
Series 2019 A, RB	5.00%	01/01/2048	3,000	3,151,745
Series 2021 A, RB	4.00%	01/01/2042	2,000	1,945,247
Series 2021 A, RB	4.00%	01/01/2051	10,000	9,367,650

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2028	$3,500	$ 3,761,294
Series 2018 A, Ref. RB	5.00%	06/01/2030	5,000	5,376,146
Series 2018 A, Ref. RB	5.00%	06/01/2031	11,600	12,459,102
Series 2018 A, Ref. RB	5.00%	06/01/2032	12,980	13,919,161
Series 2018 A, Ref. RB	5.00%	06/01/2033	5,005	5,349,390
Series 2018 A, Ref. RB	5.00%	06/01/2037	3,000	3,133,405
Series 2018 A, Ref. RB	5.00%	06/01/2046	6,000	6,119,868
Series 2018 B, Ref. RB	5.00%	06/01/2046	13,700	13,563,303
				189,123,375

New Mexico–0.09%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	230	208,639
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,775	1,774,879
				1,983,518

New York–11.39%
Hudson Yards Infrastructure Corp.;
Series 2017 XF0549, Revenue Ctfs.(k)	5.00%	02/15/2037	8,500	8,955,306
Series 2017 XF0549, Revenue Ctfs.(k)	5.00%	02/15/2039	7,500	7,845,871
Metropolitan Transportation Authority; Series 2016 C-1, RB	5.25%	11/15/2056	5,000	4,993,674
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	14,375	14,357,602
Series 2017 A-1, RB	5.25%	11/15/2057	3,500	3,495,378
Series 2019 A, RB	5.00%	11/15/2045	10,065	10,129,855
MTA Hudson Rail Yards Trust Obligations; Series 2016 A, RB	5.00%	11/15/2056	13,150	12,920,076
New York & New Jersey (States of) Port Authority; One Hundred Ninety Fourth Series 2015, Ref. RB	5.25%	10/15/2055	10,000	10,231,153
New York (City of), NY;
Series 2022 A, GO Bonds	5.25%	09/01/2043	10,000	11,118,556
Subseries 2014 I-2, VRD GO Bonds(f)	1.85%	03/01/2040	1,160	1,160,000
New York (City of), NY Municipal Water Finance Authority; Series 2018 EE, Ref. RB	5.00%	06/15/2040	10,160	10,841,700
New York (City of), NY Transitional Finance Authority;
Series 2018 S-3, RB	5.00%	07/15/2043	14,000	14,784,990
Series 2019 A-3, RB	4.00%	05/01/2041	10,000	9,775,496
Series 2022 C-1, RB	4.00%	02/01/2051	4,000	3,774,346
Series 2022, RB	4.00%	02/01/2043	5,000	4,850,246
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	03/15/2033	10,000	10,457,886
Series 2015 B, Ref. RB(a)(b)	5.00%	07/01/2025	2,650	2,765,295
Series 2016 A, RB	5.00%	03/15/2035	5,000	5,301,271
Series 2020 D, Ref. RB	4.00%	02/15/2047	14,300	13,524,139
Series 2021 A, Ref. RB	5.00%	03/15/2049	5,000	5,325,943
New York (State of) Dormitory Authority (Columbia University); Series 2017 A, RB	5.00%	10/01/2047	10,990	12,370,412
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	6,778,341
Series 2020 A, Ref. RB	4.00%	11/15/2050	5,000	4,776,558
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2050	10,015	9,169,269
New York (State of) Thruway Authority (Group 2); Series 2021 O, Ref. RB	4.00%	01/01/2046	5,000	4,695,814
New York Counties Tobacco Trust II; Series 2001, RB	5.75%	06/01/2043	65	66,299
New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	285	295,080
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	6,075	6,821,837
New York State Urban Development Corp.;
Series 2020 A, RB	5.00%	03/15/2041	1,800	1,945,609
Series 2020 A, RB	5.00%	03/15/2042	515	554,151
Series 2020 A, RB	4.00%	03/15/2045	14,130	13,399,189
Series 2020 A, RB	4.00%	03/15/2049	10,000	9,293,206
Series 2020 C, Ref. RB	5.00%	03/15/2050	7,000	7,439,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020, Ref. RB	5.00%	12/01/2035	$2,305	$ 2,466,364
Series 2020, Ref. RB	5.00%	12/01/2036	2,205	2,342,308
Triborough Bridge & Tunnel Authority; Series 2021 A-1, Ref. RB	5.00%	05/15/2051	3,260	3,480,976
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2022 A, RB	5.25%	05/15/2052	5,000	5,479,670
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	5,450	5,056,101
Series 2017 A, Ref. RB	5.00%	06/01/2036	2,455	2,529,508
				265,568,523

North Carolina–1.17%
Charlotte (City of), NC (Charlotte Douglas International Airport); Series 2022, RB	4.00%	07/01/2047	8,370	7,863,755
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 C, Ref. VRD RB(f)	1.40%	01/15/2037	4,115	4,115,000
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB (INS - AGM)(d)	5.00%	01/01/2038	5,000	5,233,480
Raleigh & Durham (Cities of), NC Airport Authority; Series 2008 C, Ref. VRD RB (LOC - TD Bank N.A.)(f)(g)	2.77%	05/01/2036	10,000	10,000,000
				27,212,235

Ohio–3.32%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	27,705	25,195,991
Series 2020 B-3, Ref. RB(j)	0.00%	06/01/2057	49,575	5,769,816
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2010, RB	6.00%	11/15/2035	3,445	3,452,067
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	2,475	2,530,920
Series 2017, Ref. RB	5.50%	02/15/2057	1,050	1,071,651
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2017 B, Ref. VRD RB(f)	2.70%	11/01/2052	9,630	9,630,000
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	280	279,342
Series 2004, RB	6.40%	02/15/2034	5,860	5,676,359
Greene (County of), OH (Marauder Development LLC at Central State University); Series 2002 A, RB (INS - ACA)(d)	5.50%	09/01/2027	820	820,011
Montgomery (County of), OH (Dayton Children’s Hospital); Series 2021, Ref. RB	4.00%	08/01/2046	5,000	4,586,688
Ohio (State of);
Series 2017 A, GO Bonds	5.00%	03/15/2036	5,000	5,078,785
Series 2020 A, Ref. RB	5.00%	01/15/2050	3,905	3,985,171
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2019, VRD RB(f)	2.78%	01/01/2052	7,165	7,165,000
Ohio (State of) Higher Educational Facility Commission; Series 2018, Ref. RB	5.25%	01/01/2038	1,350	1,165,364
Ohio (State of) Higher Educational Facility Commission (University of Findlay); Series 2019, Ref. RB	5.00%	03/01/2039	1,000	994,151
				77,401,316

Oklahoma–0.14%
Carter (County of), OK Public Facilities Authority; Series 2018, RB	5.00%	09/01/2032	3,070	3,270,944

Oregon–0.09%
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2046	1,540	1,196,273
Series 2021 A, Ref. RB	5.00%	11/15/2051	1,100	827,047
				2,023,320

Pennsylvania–6.88%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2036	2,825	2,972,594
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(d)	5.00%	08/01/2033	5,000	5,195,866
Chester (County of), PA Industrial Development Authority (Longwood Gardens);
Series 2019, RB	5.00%	12/01/2044	1,840	1,982,798
Series 2019, RB	4.00%	12/01/2049	1,350	1,207,733

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	$1,250	$ 1,345,809
Series 2018, RB	5.00%	06/01/2032	3,000	3,219,775
Series 2018, RB	5.00%	06/01/2033	2,000	2,143,782
Series 2018, RB	5.00%	06/01/2034	1,760	1,878,267
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,446,688
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,325,614
Geisinger Authority (Geisinger Health System); Series 2017 A-1, Ref. RB	5.00%	02/15/2045	6,335	6,448,900
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2019, Ref. RB	4.00%	09/01/2049	5,250	4,695,232
Pennsylvania (Commonwealth of);
First Series 2013 1, GO Bonds	4.00%	04/01/2032	5,000	5,003,965
First Series 2018 1, GO Bonds	5.00%	03/01/2032	10,000	10,972,262
First Series 2018 1, GO Bonds	4.00%	03/01/2035	12,500	12,874,949
First Series 2018-1, GO Bonds (INS - BAM)(d)	4.00%	03/01/2036	4,175	4,265,337
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB (INS - AGM)(d)	5.00%	06/01/2032	5,000	5,228,103
Series 2016 A, Ref. RB (INS - AGM)(d)	5.00%	06/01/2033	5,000	5,217,420
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 E, RB	6.38%	12/01/2038	1,500	1,690,470
Series 2014 A-3, RB(j)	0.00%	12/01/2041	3,450	1,452,740
Series 2016, Ref. RB	5.00%	06/01/2030	5,000	5,262,673
Series 2017 3, Ref. RB	5.00%	12/01/2040	5,125	5,340,832
Series 2019 A, RB	5.00%	12/01/2044	7,750	8,087,057
Series 2020 B, RB	5.00%	12/01/2045	5,000	5,266,011
Series 2021 A, RB	4.00%	12/01/2050	2,000	1,815,819
Series 2021 B, RB	4.00%	12/01/2051	8,500	7,765,616
Series 2021 B, Ref. RB	5.00%	12/01/2051	7,000	7,311,622
Philadelphia (City of), PA;
Series 2017 15, Ref. RB	5.00%	08/01/2036	1,000	1,055,768
Series 2017 A, RB	5.00%	10/01/2047	10,000	10,352,026
Series 2019 B, RB	5.00%	11/01/2049	1,000	1,044,158
Series 2021 C, RB	5.00%	10/01/2046	5,000	5,287,814
Philadelphia (City of), PA Authority for Industrial Development (Architecture & Design Charter High School); Series 2013, RB(a)(b)	6.13%	03/15/2023	685	685,697
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.25%	11/01/2052	5,000	5,285,324
Philadelphia School District (The); Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,041,996
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,085,323
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(d)	5.00%	03/01/2035	280	298,234
Series 2017, Ref. GO Bonds (INS - AGM)(d)	5.00%	03/01/2036	255	270,142
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(d)	5.00%	12/01/2029	1,000	1,090,264
Series 2017 E, Ref. GO Bonds (INS - BAM)(d)	5.00%	12/01/2030	1,305	1,423,311
Series 2017 E, Ref. GO Bonds (INS - BAM)(d)	5.00%	12/01/2032	890	969,484
Series 2017 E, Ref. GO Bonds (INS - BAM)(d)	5.00%	12/01/2033	710	771,769
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(e)(f)	3.10%	12/01/2066	4,160	4,160,000
				160,239,244

Puerto Rico–4.42%
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	5.50%	08/01/2031	5,615	147,394
PRHTA Custodial Trust; Series 2022 I, RB(i)	5.00%	12/06/2049	15	4,228
PRIFA Custodial Trust;
Series 2005 A, RB	0.00%	03/15/2049	731	446,661
Series 2005 A, RB	0.00%	03/15/2049	645	394,333
Series 2022, RB	0.00%	03/15/2049	6,997	2,860,198
Series 2022, RB	0.00%	03/15/2049	6,362	2,791,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(j)	0.00%	07/01/2024	$1,221	$ 1,145,661
Series 2021 A, GO Bonds(j)	0.00%	07/01/2033	4,698	2,676,772
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	2,038	2,044,453
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	4,066	4,128,073
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	4,029	4,161,978
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	3,964	4,135,578
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	3,850	4,052,279
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	3,651	3,271,177
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	3,281	2,874,188
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	2,816	2,408,548
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	7,929	6,314,070
Subseries 2022, RN	0.00%	11/01/2043	18,308	7,895,372
Subseries 2022, RN	0.00%	11/01/2051	45	15,593
Subseries 2022, RN	0.00%	11/01/2051	2,090	914,241
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2003 NN, RB(h)	5.50%	12/01/2049	295	202,813
Series 2005 RR, RB (INS - NATL)(d)	5.00%	07/01/2023	30	30,000
Series 2005 RR, RB (INS - NATL)(d)	5.00%	07/01/2024	260	260,245
Series 2005 SS, Ref. RB (INS - NATL)(d)	5.00%	07/01/2025	4,000	4,003,776
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2025	1,690	1,695,306
Series 2008 WW, RB(h)	5.38%	07/01/2023	2,750	1,918,125
Series 2008 WW, RB(h)	5.25%	07/01/2025	1,985	1,382,056
Series 2010 AAA, RB(h)	5.25%	07/01/2028	2,830	1,973,925
Series 2010 CCC, RB(h)	5.00%	07/01/2028	2,500	1,737,500
Series 2010 XX, RB(h)	5.25%	07/01/2040	1,670	1,173,175
Series 2010 ZZ, Ref. RB(h)	5.25%	07/01/2025	405	281,981
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	329	305,010
Series 2022 B, RB(j)	0.00%	07/01/2032	214	133,568
Series 2022 C, RB(c)	5.00%	07/01/2053	366	202,953
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(j)	0.00%	07/01/2046	34,472	8,834,484
Series 2018 A-1, RB(j)	0.00%	07/01/2051	31,582	5,958,892
Series 2018 A-1, RB	4.75%	07/01/2053	9,853	8,832,053
Series 2018 A-1, RB	5.00%	07/01/2058	4,400	4,082,320
Series 2019 A-2, RB	4.54%	07/01/2053	387	334,674
Series 2019 A-2, RB	4.78%	07/01/2058	5,172	4,623,062
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2026	1,305	1,283,847
Series 2006 P, Ref. RB	5.00%	06/01/2030	900	874,355
Series 2006 Q, RB	5.00%	06/01/2036	150	144,500
				102,950,741

Rhode Island–0.24%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $4,862,486)(h)(l)	7.25%	07/15/2035	4,915	884,700
Rhode Island Housing and Mortgage Finance Corp.; Series 1992 10-A, RB	6.50%	04/01/2027	20	20,043
Tobacco Settlement Financing Corp.; Series 2015 A, Ref. RB	5.00%	06/01/2040	4,695	4,728,401
				5,633,144

South Carolina–0.10%
South Carolina (State of) Public Service Authority; Series 2020 A, Ref. RB	5.00%	12/01/2043	2,200	2,259,006

South Dakota–0.07%
Educational Enhancement Funding Corp.; Series 2013 B, RB(a)(b)	5.00%	06/01/2023	1,500	1,506,504

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee–1.08%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	$225	$212,569
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	455	409,395
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	340	345,377
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	455	458,166
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,000	2,112,807
Series 2018 A, Ref. RB	5.00%	07/01/2036	3,000	3,145,175
Series 2018 A, Ref. RB	5.00%	07/01/2037	3,000	3,127,957
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	5.13%	06/01/2036	200	202,045
Metropolitan Nashville Airport Authority (The); Series 2019 A, RB	4.00%	07/01/2049	2,500	2,314,852
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2046	7,000	7,084,293
Tennessee Energy Acquisition Corp.; Series 2006 C, RB	5.00%	02/01/2027	5,665	5,715,351
				25,127,987

Texas–7.37%
Alamo Community College District; Series 2007, GO Bonds (INS - NATL)(d)	4.50%	08/15/2033	5	5,005
Aldine Independent School District; Series 2017, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2042	10,700	11,231,494
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2038	885	838,426
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	1,400	1,376,825
Aubrey Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	5,000	4,634,783
Birdville Independent School District; Series 2023, GO Bonds	4.00%	02/15/2048	5,000	4,581,262
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2021 B, Ref. RB	4.00%	11/01/2045	5,000	4,716,251
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(e)	5.00%	04/01/2032	1,100	1,100,135
El Paso (City of), TX; Series 2022 A, RB	4.00%	03/01/2048	11,500	10,712,289
Forney Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	5,665	5,421,182
Grand Parkway Transportation Corp.; Series 2020, Ref. RB	4.00%	10/01/2045	15,000	13,927,743
Harris (County of), TX Hospital District; Series 2010, Ref. VRD RB (LOC - JPMorgan Chase Bank N.A.)(f)(g)	2.82%	02/15/2042	3,970	3,970,000
Harris (County of), TX Port Authority of Houston; Series 2021, RB	4.00%	10/01/2046	5,365	5,071,632
Houston (City of), TX; Series 2020 C, Ref. RB	4.00%	11/15/2043	10,000	9,655,022
Humble Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	10,750	10,177,722
Lamar Consolidated Independent School District; Series 2023, GO Bonds	4.00%	02/15/2053	7,500	7,029,100
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2022, Ref. RB	6.00%	05/15/2052	3,235	3,711,635
Montgomery (County of), TX Toll Road Authority;
Series 2018, RB	5.00%	09/15/2043	2,000	1,991,395
Series 2018, RB	5.00%	09/15/2048	2,500	2,434,128
New Hope Cultural Education Facilities Finance Corp. (Beta Academy);
Series 2019, RB(e)	5.00%	08/15/2039	425	408,399
Series 2019, RB(e)	5.00%	08/15/2049	150	135,362
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn); Series 2016 A-1, RB	5.00%	07/01/2031	140	93,450
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB	5.00%	07/02/2046	700	467,250
Series 2016, RB	5.00%	07/03/2051	600	400,500
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing Corpus Christi II, LLC - Texas A&M University-Corpus Christi); Series 2016 A, RB(a)(b)	5.00%	04/01/2026	355	374,345
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing Denton, LLC - Texas Woman’s University);
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2048	250	251,363
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2058	850	852,933
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing San Antonio I, LLC - Texas A&M University); Series 2016 A, RB(a)(b)	5.00%	04/01/2026	1,000	1,052,990
New Hope Cultural Education Facilities Finance Corp. (CHF - Stephenville, LLC - Tarleton State University);
Series 2013 A, RB(a)(b)	5.88%	04/01/2023	555	556,120
Series 2013 A, RB(a)(b)	6.00%	04/01/2023	780	781,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
North Texas Tollway Authority; Series 2017 B, Ref. RB (INS - BAM)(d)	5.00%	01/01/2043	$10,000	$10,396,861
Northwest Independent School District; Series 2015, GO Bonds(a)(b)	5.00%	02/15/2025	10,000	10,347,570
Spring Independent School District; Series 2023, GO Bonds	4.00%	08/15/2052	7,500	7,018,759
Tender Option Bond Trust Receipts/Certificates; Series 2021, VRD RB (LOC - Morgan Stanley Mun Fdg)(e)(f)(g)	3.10%	06/15/2056	5,000	5,000,000
Texas (State of) Water Development Board; Series 2022, RB	5.00%	10/15/2047	16,350	17,702,063
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2032	7,500	7,854,954
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2038	6,135	5,587,998
				171,868,585

Utah–0.07%
Utah (State of) Charter School Finance Authority; Series 2018, RB	5.00%	10/15/2038	720	742,077
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy); Series 2019 A, RB(e)	5.38%	06/15/2049	1,110	995,819
				1,737,896

Virgin Islands–0.06%
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2012 A, Ref. RB (INS - AGM)(d)	5.00%	10/01/2032	1,480	1,480,936

Virginia–0.43%
Celebrate North Community Development Authority; Series 2003 B, RB(h)(i)	6.75%	03/01/2034	302	196,300
Chesapeake Bay Bridge & Tunnel District; Series 2016, RB (INS - AGM)(d)	5.00%	07/01/2041	8,950	9,084,432
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2036	715	695,847
				9,976,579

Washington–0.36%
Cowlitz County School District No. 458 Kelso; Series 2019, GO Bonds (CEP - Oregon School Bond Guaranty)	4.00%	12/01/2038	1,680	1,689,304
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	45	44,995
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	1,461	1,392,508
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2039	2,750	3,002,003
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2031	2,250	2,351,530
				8,480,340

Wisconsin–1.57%
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(d)(j)	0.00%	12/15/2055	23,575	4,481,006
Wisconsin (State of) Health & Educational Facilities Authority; Series 2018 XF2541, Revenue Ctfs.(k)	4.00%	11/15/2034	20,000	20,127,304
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert Health); Series 2022 A, Ref. RB	4.00%	04/01/2042	7,160	6,565,337
Wisconsin (State of) Public Finance Authority (Beyond Boone, LLC - Appalachian State University);
Series 2019 A, RB (INS - AGM)(d)	5.00%	07/01/2036	900	940,035
Series 2019 A, RB (INS - AGM)(d)	5.00%	07/01/2054	1,275	1,289,245
Series 2019 A, RB (INS - AGM)(d)	5.00%	07/01/2058	1,400	1,415,642
Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	345	345,204
Series 2012 A, RB	6.00%	07/15/2042	350	350,172
Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(e)	5.00%	06/15/2039	310	291,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco AMT-Free Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Traders Point Christian Schools);
Series 2019 A, RB(e)	5.38%	06/01/2044	$435	$387,251
Series 2019 A, RB(e)	5.50%	06/01/2054	540	470,053

				36,662,465

TOTAL INVESTMENTS IN SECURITIES(n)-101.19% (Cost $2,446,305,370)				2,358,573,383

FLOATING RATE NOTE OBLIGATIONS-(2.95)%
Notes with interest and fee rates ranging from 3.97% to 4.02% at 02/28/2023 and contractual maturities of collateral ranging from 10/01/2032 to 06/01/2043 (See Note 1K)(o)				(68,795,000)

OTHER ASSETS LESS LIABILITIES-1.76%				41,050,289

NET ASSETS-100.00%				$2,330,828,672

Investment Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
CHF	- Swiss Franc
Ctfs.	- Certificates
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $64,302,372, which represented 2.76% of the Fund’s Net Assets.

(f)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $29,604,322, which represented 1.27% of the Fund’s Net Assets.

(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)	Zero coupon bond issued at a discount.
(k)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(l)	Restricted security. The aggregate value of these securities at February 28, 2023 was $9,763,567, which represented less than 1% of the Fund’s Net Assets.
(m)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(n)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	5.08%

(o)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $122,026,951 are held by TOB Trusts and serve as collateral for the $68,795,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco AMT-Free Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $2,446,305,370)	$2,358,573,383
Cash	19,531,189
Receivable for:
Investments sold	9,614,482
Fund shares sold	1,247,453
Interest	27,192,949
Investments matured, at value (Cost $10,050,210)	5,023,351
Investment for trustee deferred compensation and retirement plans	123,653
Other assets	818,146
Total assets	2,422,124,606

Liabilities:
Floating rate note obligations	68,795,000
Payable for:
Investments purchased	16,450,184
Dividends	3,199,299
Fund shares reacquired	1,574,002
Due to broker	89,313
Accrued fees to affiliates	871,245
Accrued interest expense	29,479
Accrued trustees’ and officers’ fees and benefits	73,485
Accrued other operating expenses	90,274
Trustee deferred compensation and retirement plans	123,653
Total liabilities	91,295,934
Net assets applicable to shares outstanding	$2,330,828,672

Net assets consist of:
Shares of beneficial interest	$2,804,256,575

Distributable earnings (loss)	(473,427,903)

$2,330,828,672

Net Assets:
Class A	$1,328,471,170

Class C	$98,529,851

Class Y	$898,453,828

Class R6	$5,373,823

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	195,443,862

Class C	14,614,180

Class Y	132,648,175

Class R6	790,201

Class A:
Net asset value per share	$6.80

Maximum offering price per share (Net asset value of $6.80 ÷ 95.75%)	$7.10

Class C:
Net asset value and offering price per share	$6.74

Class Y:
Net asset value and offering price per share	$6.77

Class R6:
Net asset value and offering price per share	$6.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco AMT-Free Municipal Income Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$103,803,141

Expenses:
Advisory fees	9,467,799

Administrative services fees	348,060

Custodian fees	20,012

Distribution fees:
Class A	3,457,569

Class C	1,190,591

Interest, facilities and maintenance fees	3,091,111

Transfer agent fees – A, C and Y	2,047,814

Transfer agent fees – R6	869

Trustees’ and officers’ fees and benefits	41,319

Registration and filing fees	155,210

Reports to shareholders	41,829

Professional services fees	194,233

Other	34,499

Total expenses	20,090,915

Less: Expense offset arrangement(s)	(3,536)

Net expenses	20,087,379

Net investment income	83,715,762

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(6,307,900))	(157,066,290)

Futures contracts	8,880,044

(148,186,246)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(147,301,707)

Net realized and unrealized gain (loss)	(295,487,953)

Net increase (decrease) in net assets resulting from operations	$(211,772,191)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco AMT-Free Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$83,715,762	$71,313,120

Net realized gain (loss)	(148,186,246)	(15,499,698)

Change in net unrealized appreciation (depreciation)	(147,301,707)	(33,172,643)

Net increase (decrease) in net assets resulting from operations	(211,772,191)	22,640,779

Distributions to shareholders from distributable earnings:
Class A	(48,573,310)	(59,093,969)

Class C	(3,138,905)	(4,228,732)

Class Y	(31,797,566)	(35,143,795)

Class R6	(212,856)	(259,537)

Total distributions from distributable earnings	(83,722,637)	(98,726,033)

Share transactions–net:
Class A	(182,415,286)	68,730,627

Class C	(40,496,004)	6,925,905

Class Y	19,405,212	176,609,675

Class R6	(640,381)	23,696

Net increase (decrease) in net assets resulting from share transactions	(204,146,459)	252,289,903

Net increase (decrease) in net assets	(499,641,287)	176,204,649

Net assets:
Beginning of year	2,830,469,959	2,654,265,310

End of year	$2,330,828,672	$2,830,469,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco AMT-Free Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$7.61	$0.24	$(0.81)	$(0.57)	$(0.24)	$6.80	(7.51	)%(d)	$1,328,471	0.88	%(d)	0.88	%(d)	0.75	%(d)	3.42	%(d)	53%
Year ended 02/28/22	7.79	0.19	(0.10)	0.09	(0.27)	7.61	1.03	(d)	1,685,219	0.80	(d)	0.80	(d)	0.74	(d)	2.42	(d)	10
Year ended 02/28/21	8.04	0.22	(0.17)	0.05	(0.30)	7.79	0.70	(d)	1,659,677	0.84	(d)	0.84	(d)	0.76	(d)	2.86	(d)	20
Seven months ended 02/29/20	7.50	0.15	0.55	0.70	(0.16)	8.04	9.44		1,551,474	0.86	(e)	0.86	(e)	0.74	(e)	3.33	(e)	8
Year ended 07/31/19	7.12	0.28	0.36	0.64	(0.26)	7.50	9.22		1,378,279	1.02		1.02		0.80		3.86		27
Year ended 07/31/18	7.05	0.29	0.07	0.36	(0.29)	7.12	5.24		1,144,325	1.03		1.03		0.87		4.15		20
Class C
Year ended 02/28/23	7.54	0.18	(0.80)	(0.62)	(0.18)	6.74	(8.19)		98,530	1.64		1.64		1.51		2.66		53
Year ended 02/28/22	7.72	0.13	(0.11)	0.02	(0.20)	7.54	0.24		154,706	1.56		1.56		1.50		1.66		10
Year ended 02/28/21	7.97	0.16	(0.18)	(0.02)	(0.23)	7.72	(0.14)		151,779	1.60		1.60		1.52		2.10		20
Seven months ended 02/29/20	7.43	0.11	0.56	0.67	(0.13)	7.97	9.05		230,719	1.63	(e)	1.63	(e)	1.51	(e)	2.57	(e)	8
Year ended 07/31/19	7.06	0.22	0.36	0.58	(0.21)	7.43	8.34		258,540	1.78		1.78		1.56		3.10		27
Year ended 07/31/18	6.99	0.23	0.07	0.30	(0.23)	7.06	4.49		345,676	1.80		1.80		1.64		3.38		20
Class Y
Year ended 02/28/23	7.58	0.25	(0.81)	(0.56)	(0.25)	6.77	(7.33)		898,454	0.64		0.64		0.51		3.66		53
Year ended 02/28/22	7.76	0.21	(0.11)	0.10	(0.28)	7.58	1.26		983,831	0.56		0.56		0.50		2.66		10
Year ended 02/28/21	8.02	0.24	(0.18)	0.06	(0.32)	7.76	0.82		835,955	0.60		0.60		0.52		3.10		20
Seven months ended 02/29/20	7.47	0.16	0.56	0.72	(0.17)	8.02	9.77		578,082	0.62	(e)	0.62	(e)	0.50	(e)	3.57	(e)	8
Year ended 07/31/19	7.09	0.29	0.37	0.66	(0.28)	7.47	9.52		502,457	0.78		0.78		0.56		4.10		27
Year ended 07/31/18	7.03	0.30	0.06	0.36	(0.30)	7.09	5.36		428,027	0.79		0.79		0.63		4.39		20
Class R6
Year ended 02/28/23	7.61	0.26	(0.81)	(0.55)	(0.26)	6.80	(7.22)		5,374	0.57		0.57		0.44		3.73		53
Year ended 02/28/22	7.79	0.22	(0.11)	0.11	(0.29)	7.61	1.35		6,714	0.49		0.49		0.43		2.73		10
Year ended 02/28/21	8.05	0.25	(0.18)	0.07	(0.33)	7.79	0.92		6,855	0.52		0.52		0.44		3.18		20
Seven months ended 02/29/20	7.50	0.16	0.56	0.72	(0.17)	8.05	9.74		5,675	0.59	(e)	0.59	(e)	0.47	(e)	3.60	(e)	8
Period ended 07/31/19(f)	7.42	0.06	0.07	0.13	(0.05)	7.50	1.80		10	0.72	(e)	0.72	(e)	0.50	(e)	4.16	(e)	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2023, 2022 and 2021, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco AMT-Free Municipal Income Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco AMT-Free Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under

30	Invesco AMT-Free Municipal Income Fund

which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

31	Invesco AMT-Free Municipal Income Fund

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts – The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

32	Invesco AMT-Free Municipal Income Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, though at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $40,228 in front-end sales commissions from the sale of Class A shares and $95,440 and $29,409 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 – Prices are determined using quoted prices in an active market for identical assets.

Level 2 – Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 – Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

33	Invesco AMT-Free Municipal Income Fund

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$2,340,308,351	$18,265,032	$2,358,573,383

Other Investments - Assets
Investments Matured	–	4,024,400	998,951	5,023,351
Total Investments	$–	$2,344,332,751	$19,263,983	$2,363,596,734

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations Interest Rate Risk
Realized Gain:
Futures contracts	$8,880,044

The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts
Average notional value	$123,061,788

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $269,837,376 and securities sales of $219,241,169, which resulted in net realized gains (losses) of $(6,307,900).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,536.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $16,986 with an average interest rate of 4.32%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the

34	Invesco AMT-Free Municipal Income Fund

additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $61,671,538 and 3.17%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$5,112,367	$639,879
Ordinary income-tax-exempt	78,610,270	98,086,154
Total distributions	$83,722,637	$98,726,033

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2023

Undistributed tax-exempt income	$26,154,122

Net unrealized appreciation (depreciation) – investments	(103,355,888)

Temporary book/tax differences	(190,082)

Capital loss carryforward	(396,036,055)

Shares of beneficial interest	2,804,256,575

Total net assets	$2,330,828,672

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds, payment-in-kind securities, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$77,688,739	$318,347,316	$396,036,055

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $1,218,380,454 and $1,356,794,641, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$38,010,019

Aggregate unrealized (depreciation) of investments	(141,365,907)

Net unrealized appreciation (depreciation) of investments	$(103,355,888)

Cost of investments for tax purposes is $2,466,952,622.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds, dirt bonds, amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $19,443,586, undistributed net realized gain (loss) was decreased by $21,155,183 and shares of beneficial interest was increased by $1,711,597. This reclassification had no effect on the net assets of the Fund.

35	Invesco AMT-Free Municipal Income Fund

NOTE 12—Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	35,263,932	$243,796,401	40,929,248	$323,702,366

Class C	2,358,822	16,125,434	5,132,645	40,337,762

Class Y	109,683,613	753,231,357	58,934,495	463,949,523

Class R6	7,353	53,104	32,224	257,888

Issued as reinvestment of dividends:
Class A	3,802,814	26,256,480	4,096,556	32,283,791

Class C	272,476	1,868,513	329,023	2,571,362

Class Y	2,370,299	16,291,832	2,259,125	17,736,520

Class R6	29,472	203,602	31,310	246,912

Automatic conversion of Class C shares to Class A shares:
Class A	1,900,088	13,147,340	1,738,193	13,708,896

Class C	(1,915,369)	(13,147,340)	(1,753,000)	(13,708,896)

Reacquired:
Class A	(67,078,663)	(465,615,507)	(38,307,486)	(300,964,426)

Class C	(6,610,056)	(45,342,611)	(2,851,864)	(22,274,323)

Class Y	(109,205,826)	(750,117,977)	(39,110,746)	(305,076,368)

Class R6	(128,805)	(897,087)	(61,039)	(481,104)

Net increase (decrease) in share activity	(29,249,850)	$(204,146,459)	31,398,684	$252,289,903

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco AMT-Free Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco AMT-Free Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco AMT-Free Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights
For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y.
For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® AMT-Free Municipal Fund (subsequently renamed Invesco AMT-Free Municipal Income Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco AMT-Free Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,003.20	$4.67	$1,020.13	$4.71	0.94%
Class C	1,000.00	999.30	8.43	1,016.36	8.50	1.70
Class Y	1,000.00	1,004.40	3.48	1,021.32	3.51	0.70
Class R6	1,000.00	1,004.80	3.13	1,021.67	3.16	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

38	Invesco AMT-Free Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	93.89%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco AMT-Free Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco AMT-Free Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A
The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco AMT-Free Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco California Municipal Fund

Nasdaq:

A: OPCAX ∎ C: OCACX ∎ Y: OCAYX ∎ R6: IORCX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
27	Financial Statements
30	Financial Highlights
31	Notes to Financial Statements
37	Report of Independent Registered Public Accounting Firm
38	Fund Expenses
39	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco California Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond California 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-7.75%
Class C Shares	-8.41
Class Y Shares	-7.52
Class R6 Shares	-7.55
S&P Municipal Bond California 5+ Year Investment Grade Index▼	-6.04
U.S. Consumer Price Index∎	6.04
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

The State of California’s ability to maintain robust levels of general fund cash reserves has provided a cushion during periods of revenue volatility. At the close of the state’s fiscal year in June 2022, the state had reserves totaling over $76.2 billion, or 34% of fiscal year 2022 expenditures.1 We believe these reserves should help mitigate the impact of an expected 5.7% decline in state tax revenues in fiscal year 2023. Despite the estimated decline in revenues, reserves at the close of fiscal year 2023 are expected to exceed $47 billion, or 20% of expenditures.1

    The Golden State’s liquidity remains robust. The California State Controller reported that the state had cash and internal borrowable resources of over $93.4 billion, as of February 28, 2023.2 We believe that the state will continue to maintain a prudent approach to budgeting in response to potential revenue declines. The governor’s proposed fiscal year 2024 budget would cut expenditures by nearly 7%.1 While some reserves would be used to balance the budget, the state’s Rainy Day Fund would not be utilized. Based on the governor’s proposal, budget reserves would still exceed $35 billion, or nearly 16% of estimated expenditures at the close of fiscal year 2024.1

    The state’s revenue growth has been driven by its economy’s size and diversity. California has the largest state population, representing approximately 12% of the US population and nearly 15% of the nation’s Gross Domestic Product.3 Unemployment rates continue to decline from pandemic highs, falling to 3.7% at the end of 2022.4 State tax revenues continued to grow even as unemployment rates increased after the onset of the pandemic. The impact on employment levels for high-wage earners was less severe, and high-income taxpayers benefited as the financial markets rebounded from the initial pandemic impacts. California’s fiscal condition has benefited from conserva-

tive budgeting, a result of the state’s recognition that its tax structure is highly sensitive to economic cycles due to its heavy reliance on top earners. The state has limited its expenditure growth and worked to maintain fiscal flexibility by increasing one-time expenditures, including extra pension payments, instead of increasing ongoing program expenditures. As the state moves into budget negotiations for fiscal year 2024, its ability to continue its fiscal discipline will be crucial for financial performance and retention of reserves to mitigate the impact of future economic downturns or fiscal emergencies. This discipline, as well as federal stimulus, has helped the state maintain rating stability through the pandemic. All three of the major credit rating agencies, Moody’s, Standard & Poor’s and Fitch have maintained their respective Aa2, AA- and AA rating† on the state’s general obligation bonds. In March 2023, Standard & Poor’s affirmed its positive outlook on the state’s general obligation debt while both Moody’s and Fitch affirmed stable outlooks on their respective ratings.

    At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.5

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of

2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.6 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.7

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.8 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.8

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.8 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.9 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.9

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.5 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds

2	Invesco California Municipal Fund

issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 for calendar year 2022.10 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, underweight exposures to and sector allocation among general obligation and local obligation bonds contributed to the Fund’s relative return. Security selection within credits rated AAA† also added to relative performance. Security selection among and an overweight allocation to bonds with a duration of 15.00- 19.99 years contributed to relative performance as well.

    An overweight allocation to the dedicated tax sector detracted from the Fund’s relative performance over the fiscal year, as did an overweight to airport bonds. Overweight exposure to non-rated credits† also detracted from relative performance. Overweight exposure to bonds with durations of 10.00- 14.99 years detracted from relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco California Municipal Fund and for sharing our long-term investment horizon.

1	Source: State of California, Governor’s Budget Summary 2023-24, January 10, 2023

2	Source: California State Controller’s Statement of General Fund Cash Receipts and Disbursements, March 10, 2023

3	Source: State of California General Obligation Bonds, Preliminary Official Statement, March 1, 2022

4	Source: U.S. Bureau of Labor Statistics, as of December 31, 2022 (Not Seasonally Adjusted)

5	Source: Bloomberg LP

6	Source: Refinitiv TM3

7	Source: Lipper Inc.

8	Source: US Federal Reserve

9	Source: JP Morgan

10 Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: Bloomberg LP

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco California Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (11/3/88)	4.96%
10 Years	2.76
5 Years	1.93
1 Year	-11.63

Class C Shares
Inception (11/1/95)	4.06%
10 Years	2.58
5 Years	2.05
1 Year	-9.30

Class Y Shares
Inception (11/29/10)	5.24%
10 Years	3.45
5 Years	3.07
1 Year	-7.52

Class R6 Shares
10 Years	3.34%
5 Years	3.10
1 Year	-7.55

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester California Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® California Municipal Fund. The Fund was subsequently renamed the In-vesco California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco California Municipal Fund

Supplemental Information

Invesco California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond California 5+ Year Investment Grade Index tracks the performance of investment-grade, California-issued US municipal bonds with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco California Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	82.36%

General Obligation Bonds	15.37

Pre-Refunded Bonds	1.23

Other	1.04

Top Five Debt Holdings

		% of total net assets

1.	San Francisco (City & County of), CA Airport Commission (San Francisco International Airport), Series 2019 E, RB	1.65%

2.	California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.), Series 2006 C, RB	1.51

3.	California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.), Series 2006 D, RB	1.37

4.	Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2019, RB	1.30

5.	California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center), Series 2021 A, Ref. RB	1.19

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco California Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-106.92%
California-101.73%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$500	$ 501,195
Adelanto (City of), CA Improvement Agency; Series 1993 B, Ref. RB (INS - FGIC)(a)	5.50%	12/01/2023	5	5,016
Adelanto Community Facilities District No. 2006-2 (Improvement Area No. 2); Series 2015 A, RB	5.00%	09/01/2045	1,000	1,007,979
Adelanto Public Utility Authority (Utility System);
Series 2014 A, RB	5.00%	07/01/2024	480	480,393
Series 2014 A, RB	5.00%	07/01/2039	5,710	5,712,243
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	07/01/2039	2,000	2,132,429
Alameda (City of), CA Corridor Transportation Authority; Series 2022 C, RB (INS - AGM)(a)	5.00%	10/01/2052	7,000	7,509,685
Anaheim (City of), CA Public Financing Authority (Anaheim Convention Center Expansion); Series 2014 A, Ref. RB(b)(c)	5.00%	05/01/2024	1,350	1,380,370
Atwater (City of), CA;
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	05/01/2040	1,250	1,317,280
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	05/01/2043	1,300	1,362,876
Bakersfield (City of), CA (Assessment District No. 07-2); Series 2008, RB	7.38%	09/02/2028	785	794,045
Bay Area Toll Authority (San Francisco Bay Area);
Series 2017 F-1, RB(b)(d)(e)	5.00%	04/01/2027	3,465	3,781,903
Series 2017, Ref. RB	4.00%	04/01/2049	630	598,834
Beaumont (City of), CA (Community Facilities District No. 2016-1);
Series 2019, RB	5.00%	09/01/2030	125	132,170
Series 2019, RB	5.00%	09/01/2031	140	147,870
Series 2019, RB	5.00%	09/01/2049	775	781,606
Beaumont (City of), CA Financing Authority (Improvement Area No. 17A); Series 2013 B, RB(b)(c)	5.00%	09/01/2023	635	640,831
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	1,560	1,589,788
Beaumont (City of), CA Financing Authority (Improvement Area No. 19C); Series 2013 A, RB(b)(c)	5.00%	09/01/2023	745	751,841
Beverly Hills Unified School District (Election of 2008);
Series 2009, GO Bonds(f)	0.00%	08/01/2026	1,465	1,314,302
Series 2009, GO Bonds(f)	0.00%	08/01/2032	3,045	2,218,978
Blythe (City of), CA Community Facilities District No. 2004-1; Series 2005, RB	5.30%	09/01/2035	500	503,476
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1);
Series 2011 A, RB	9.75%	05/01/2038	1,960	1,968,429
Series 2015, Ref. RB	5.00%	05/01/2038	1,000	1,017,873
Calexico (City of), CA Community Facilities District No. 2005-1;
Series 2006, RB(g)	5.50%	09/01/2036	2,500	825,000
Series 2006, RB(g)	5.55%	09/01/2036	2,325	767,250
California (State of);
Series 2000, GO Bonds	5.75%	05/01/2030	5	5,010
Series 2015, GO Bonds	5.00%	08/01/2045	1,000	1,034,689
Series 2016, GO Bonds(e)	5.00%	09/01/2045	3,400	3,551,947
Series 2020, Ref. GO Bonds	3.00%	11/01/2040	3,500	2,974,738
Series 2022 CU, GO Bonds	4.85%	12/01/2046	1,700	1,809,055
Series 2022, GO Bonds(e)	5.00%	11/01/2042	11,370	12,729,034
Series 2022, GO Bonds	5.25%	09/01/2047	6,000	6,735,261
Series 2022, GO Bonds	4.00%	04/01/2049	3,500	3,390,809
Series 2022, GO Bonds(e)	5.00%	09/01/2052	10,000	10,920,848
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2023 C, RB(c)	5.25%	10/01/2031	5,000	5,206,210
Series 2023, RB(c)	5.00%	08/01/2029	3,600	3,787,452
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College);
Series 2018, RB	5.25%	05/01/2048	665	672,739
Series 2018, RB	5.25%	05/01/2053	2,500	2,520,006
California (State of) Community Housing Agency (Annadel Apartments); Series 2019 A, RB(h)	5.00%	04/01/2049	4,555	3,941,945
California (State of) Community Housing Agency (Serenity at Larkspur); Series 2020 A, RB(h)	5.00%	02/01/2050	4,500	3,918,721
California (State of) Community Housing Agency (Stonridge Apartments); Series 2021 A, RB(h)	4.00%	02/01/2056	3,000	2,248,061
California (State of) Community Housing Agency (Verdant at Green Valley); Series 2019 A, RB(h)	5.00%	08/01/2049	5,360	5,141,520

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) County Tobacco Securitization Agency;
Series 2007 B, RB	5.10%	06/01/2028	$240	$239,326
Series 2007 D, RB(f)(h)	0.00%	06/01/2057	45,600	3,210,559
Series 2007 E, RB(f)(h)	0.00%	06/01/2057	51,500	3,075,868
Series 2007 F, RB(f)(h)	0.00%	06/01/2057	55,250	3,179,566
Series 2014, Ref. RB	4.00%	06/01/2029	1,720	1,721,804
Series 2020 A, Ref. RB	4.00%	06/01/2037	550	532,529
Series 2020 A, Ref. RB	4.00%	06/01/2039	1,200	1,141,951
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	5,980	6,078,916
Series 2002, RB	6.00%	06/01/2042	18,700	19,009,319
Series 2006 C, RB(f)	0.00%	06/01/2055	332,360	29,527,307
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2002, RB	6.00%	06/01/2035	6,210	6,214,560
Series 2002, RB	6.13%	06/01/2038	9,700	9,706,078
Series 2006 A, RB(f)	0.00%	06/01/2046	62,110	14,044,754
Series 2006 C, RB(f)	0.00%	06/01/2055	71,700	7,235,914
Series 2006 D, RB(f)	0.00%	06/01/2055	309,500	26,655,997
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	2,000	1,765,251
Series 2020 A, Ref. RB	4.00%	06/01/2049	710	626,664
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	895	903,055
Series 2020 B-2, Ref. RB(f)	0.00%	06/01/2055	22,000	3,671,527
California (State of) County Tobacco Securitization Agency (Merced County Tobacco Funding Corp.); Series 2020, Ref. RB	5.00%	06/01/2050	1,750	1,750,978
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.);
Series 2020, Ref. RB	4.00%	06/01/2049	1,380	1,218,023
Series 2020, Ref. RB(f)	0.00%	06/01/2055	7,050	1,438,553
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	1,315	1,315,036
California (State of) Educational Facilities Authority (Loma Linda University);
Series 2017 A, Ref. RB	5.00%	04/01/2042	1,715	1,758,857
Series 2017 A, Ref. RB	5.00%	04/01/2047	1,000	1,020,004
California (State of) Educational Facilities Authority (Stanford University); Series 2010, RB(e)	5.25%	04/01/2040	4,520	5,391,299
California (State of) Educational Facilities Authority (University of Redlands); Series 2022 A, RB	5.00%	10/01/2052	3,600	3,500,180
California (State of) Educational Facilities Authority (University of San Francisco); Series 2018 A, RB	5.00%	10/01/2043	2,730	2,856,394
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center);
Series 2015, Ref. RB	5.00%	11/15/2031	1,300	1,376,655
Series 2015, Ref. RB	5.00%	11/15/2032	1,250	1,322,142
Series 2015, Ref. RB	5.00%	11/15/2033	1,000	1,056,425
Series 2021 A, Ref. RB	4.00%	08/15/2048	24,375	23,260,053
California (State of) Health Facilities Financing Authority (Children’s Hospital Los Angeles); Series 2017 A, Ref. RB	5.00%	08/15/2047	1,715	1,734,905
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	12,060	10,663,106
California (State of) Health Facilities Financing Authority (Community Program for Persons with Developmental Disabilities); Series 2011 A, RB (INS - Cal-Mortgage)(a)	6.25%	02/01/2026	1,105	1,108,017
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	4.00%	11/15/2047	560	529,064
California (State of) Health Facilities Financing Authority (On Lok Senior Health Services) (Social Bonds);
Series 2020, Ref. RB	5.00%	08/01/2040	700	729,656
Series 2020, Ref. RB	5.00%	08/01/2050	1,000	1,021,915
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB(b)(c)	5.00%	07/01/2023	1,000	1,006,058
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2020 A, Ref. RB	4.00%	08/15/2050	15,000	14,286,754

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2048	$10,000	$10,210,338
Series 2018 A, RB	5.00%	11/15/2048	3,000	3,063,101
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	6,343	6,320,368
Series 2019 A-2, RB	4.00%	03/20/2033	8,503	8,404,145
Series 2021-1A, Revenue Ctfs.	3.50%	11/20/2035	3,921	3,693,220
California (State of) Housing Finance Agency (Social Certificates); Series 2021 A, RB	3.25%	08/20/2036	9,811	9,061,771
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group);
Series 2015 A, Ref. RB	5.00%	11/01/2041	6,265	6,305,479
Series 2015, Ref. RB	5.00%	11/01/2035	1,000	1,009,543
California (State of) Infrastructure & Economic Development Bank (WFCS Portfolio Program); Series 2021 A-1, RB(h)	5.00%	01/01/2056	2,450	1,868,278
California (State of) Municipal Finance Authority;
Series 2021 B, RB	4.00%	09/01/2041	915	822,050
Series 2021 B, RB	4.00%	09/01/2046	830	720,802
Series 2021 B, RB	3.38%	09/01/2051	580	385,514
Series 2021 B, RB	4.00%	09/01/2051	775	651,648
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	2,515	2,519,001
California (State of) Municipal Finance Authority (Bella Mente Montessori Academy);
Series 2018 A, RB(h)	5.00%	06/01/2038	280	264,546
Series 2018 A, RB(h)	5.00%	06/01/2048	705	628,944
California (State of) Municipal Finance Authority (Bold Program);
Series 2020 B, RB	4.00%	09/01/2043	755	674,608
Series 2020 B, RB	4.00%	09/01/2050	1,095	938,667
Series 2021 A, RB	4.00%	09/01/2041	655	588,462
Series 2021 A, RB	4.00%	09/01/2051	1,500	1,255,307
Series 2022 B, Ref. RB	6.00%	09/01/2052	2,160	2,201,623
Series 2022 B, Ref. RB	6.30%	09/01/2052	870	902,451
Series 2022 C, RB	6.25%	09/01/2052	1,900	1,911,610
California (State of) Municipal Finance Authority (California Baptist University); Series 2016 A, RB(h)	5.00%	11/01/2046	1,000	955,845
California (State of) Municipal Finance Authority (Caritas Affordable Housing, Inc.);
Series 2014 A, RB	5.25%	08/15/2039	2,665	2,704,590
Series 2014 A, RB	5.25%	08/15/2049	1,420	1,436,941
Series 2014 B, RB	5.88%	08/15/2049	705	708,815
California (State of) Municipal Finance Authority (Caritas);
Series 2017 A, Ref. RB	4.00%	08/15/2037	1,055	1,026,990
Series 2021 B, Ref. RB	4.00%	08/15/2041	295	265,406
Series 2021 B, Ref. RB	4.00%	08/15/2051	435	369,287
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2043	5,900	5,951,450
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing); Series 2018, RB	5.00%	05/15/2043	3,000	3,016,033
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2049	2,660	2,743,564
California (State of) Municipal Finance Authority (Community Medical Centers);
Series 2017 A, Ref. RB	5.00%	02/01/2034	3,750	3,945,792
Series 2017 A, Ref. RB	5.00%	02/01/2035	4,000	4,187,786
Series 2017 A, Ref. RB	5.00%	02/01/2036	2,000	2,080,801
Series 2017 A, Ref. RB	5.00%	02/01/2037	1,000	1,035,453
Series 2017 A, Ref. RB	5.00%	02/01/2042	625	641,060
Series 2017 A, Ref. RB	5.00%	02/01/2047	1,380	1,413,537
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2047	1,000	1,010,107
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(h)	6.63%	01/01/2032	930	922,558
Series 2012, RB(h)	6.88%	01/01/2042	2,080	1,994,589

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Municipal Finance Authority (Green Bonds); Series 2021, RB (INS - BAM)(a)	4.00%	05/15/2046	$2,000	$1,839,536
California (State of) Municipal Finance Authority (Humangood Obligation Group); Series 2019 A, Ref. RB	5.00%	10/01/2044	1,695	1,731,069
California (State of) Municipal Finance Authority (Humangood); Series 2021, RB	4.00%	10/01/2049	4,000	3,621,591
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(i)	5.00%	12/31/2043	10,005	10,035,065
Series 2018 A, RB(i)	5.00%	12/31/2047	18,610	18,432,591
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2019, Ref. RB	5.00%	11/15/2049	2,825	2,481,608
California (State of) Municipal Finance Authority (OCEAA); Series 2008 A, RB	7.00%	10/01/2039	1,500	1,501,040
California (State of) Municipal Finance Authority (Palmdale Aerospace Academy (The)); Series 2018 A, RB(h)	5.00%	07/01/2049	600	532,607
California (State of) Municipal Finance Authority (Palomar Health); Series 2022 A, Ref. COP (INS - AGM)(a)	5.25%	11/01/2052	5,400	5,690,841
California (State of) Municipal Finance Authority (Samuel Merritt University); Series 2022, RB	5.25%	06/01/2053	11,500	12,324,902
California (State of) Municipal Finance Authority (Santa Rosa Academy); Series 2022, Ref. RB	5.00%	07/01/2052	2,050	1,865,458
California (State of) Municipal Finance Authority (Social Bonds);
Series 2019 A, Ref. RB(h)	5.00%	11/01/2029	990	1,020,134
Series 2019 A, Ref. RB(h)	5.00%	11/01/2039	1,475	1,443,288
Series 2019 A, Ref. RB(h)	5.00%	11/01/2049	1,700	1,608,585
California (State of) Municipal Finance Authority (Touro College and University System); Series 2014 A, RB(b)(c)	5.25%	07/01/2024	620	637,641
California (State of) Municipal Finance Authority (Town and Country Manor); Series 2019, Ref. RB (INS - Cal-Mortgage)(a)	5.00%	07/01/2049	5,885	6,271,378
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2052	5,875	6,041,590
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(i)	4.00%	07/15/2029	16,780	16,076,487
California (State of) Municipal Finance Authority (University of La Verne); Series 2017 A, Ref. RB	5.00%	06/01/2043	600	620,492
California (State of) Municipal Finance Authority (Waste Management, Inc.); Series 2019 A, RB(c)(i)	2.40%	10/01/2029	8,000	7,209,467
California (State of) Municipal Finance Authority (William Jessup University); Series 2019, Ref. RB(h)	5.00%	08/01/2039	1,500	1,402,599
California (State of) Pollution Control Financing Authority;
Series 2012, RB(h)(i)	5.00%	07/01/2037	3,000	3,007,674
Series 2012, RB(h)(i)	5.00%	11/21/2045	1,000	1,001,176
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC);
Series 2016, RB (Acquired 01/21/2016; Cost $3,500,000)(h)(i)(j)(k)	7.00%	12/01/2027	3,500	350,000
Series 2017, RB(h)(i)(j)	8.00%	12/01/2027	2,000	120,000
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB(h)(i)(j)	7.50%	07/01/2032	1,425	71,250
Series 2017, RB(h)(i)(j)	8.00%	07/01/2039	1,900	95,000
Series 2020, RB (Acquired 10/06/2020; Cost $401,185)(h)(i)(j)(k)	7.50%	07/01/2032	420	54,600
California (State of) Pollution Control Financing Authority (Poseidon Resources L.P.); Series 2023, RB(h)(i)	5.00%	11/21/2045	1,000	1,011,988
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(h)	5.00%	11/21/2045	3,500	3,526,153
California (State of) Pollution Control Financing Authority (Waste Management, Inc.); Series 2015 B-1, Ref. RB(i)	3.00%	11/01/2025	1,500	1,470,568
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(h)	5.13%	07/01/2055	5,000	4,007,876
California (State of) Public Finance Authority (Crossroads Christian Schools); Series 2020, RB(h)	5.00%	01/01/2056	1,000	782,943
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(h)	2.13%	11/15/2027	2,000	1,868,420
Series 2021, RB(h)	2.38%	11/15/2028	2,000	1,852,130
Series 2021, RB(h)	5.00%	11/15/2046	1,000	858,520
Series 2021, RB(h)	5.00%	11/15/2051	500	420,539
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2037	1,000	1,018,892
Series 2017, Ref. RB	5.00%	10/15/2047	1,000	986,367
California (State of) Public Finance Authority (Kendal at Ventura); Series 2023 A-C, RB(h)	10.00%	05/15/2028	2,900	2,878,443
California (State of) Public Finance Authority (LaVerne Elementary Preparatory Academy);
Series 2019 A, RB(h)	5.00%	06/15/2049	1,400	1,248,010

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Public Finance Authority (Trinity Classical Academy);
Series 2019 A, RB(h)	5.00%	07/01/2036	$400	$384,903
Series 2019 A, RB(h)	5.00%	07/01/2044	630	565,876
Series 2019 A, RB(h)	5.00%	07/01/2054	1,600	1,371,345
California (State of) Public Works Board (Various Capital); Series 2021 B, RB	4.00%	05/01/2046	3,000	2,903,437
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	3,000	3,064,573
California (State of) School Finance Authority (Alliance for College-Ready Public Schools);
Series 2013 A, RB	6.30%	07/01/2043	840	844,033
Series 2015, RB(h)	5.00%	07/01/2045	1,265	1,269,941
California (State of) School Finance Authority (Aspen Public Sschools Obligated Group);
Series 2022 A, RB(h)	6.13%	07/01/2052	3,745	3,737,016
Series 2022 A, RB(h)	6.25%	07/01/2062	4,655	4,627,485
California (State of) School Finance Authority (Aspire Public School);
Series 2015 A, Ref. RB(h)	5.00%	08/01/2045	1,000	1,000,456
Series 2016, Ref. RB(b)(c)(h)	5.00%	08/01/2025	65	67,900
Series 2016, Ref. RB(h)	5.00%	08/01/2046	685	684,614
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(h)	6.25%	07/01/2037	1,250	1,257,854
California (State of) School Finance Authority (Granada Hills Charter Obligated Group); Series 2019, RB(h)	5.00%	07/01/2043	2,000	2,014,266
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2015 A, RB(h)	5.00%	08/01/2045	1,500	1,496,371
Series 2018 A, RB(h)	5.00%	08/01/2038	1,000	1,016,035
California (State of) School Finance Authority (Grimmway Schools Obligated Group); Series 2016 A, RB(h)	4.25%	07/01/2028	1,000	987,796
California (State of) School Finance Authority (Hawking Steam Charter School);
Series 2022, RB(h)	5.38%	07/01/2056	995	959,830
Series 2022, RB(h)	5.50%	07/01/2062	1,000	974,793
California (State of) School Finance Authority (KIPP LA);
Series 2015 A, RB(h)	5.00%	07/01/2045	500	502,281
Series 2017 A, RB(h)	5.00%	07/01/2037	590	603,787
Series 2017 A, RB(h)	5.00%	07/01/2047	1,240	1,248,191
California (State of) School Finance Authority (KIPP SoCal Public Schools); Series 2019 A, RB(h)	5.00%	07/01/2049	1,700	1,713,496
California (State of) School Finance Authority (New Designs Charter School); Series 2012 A, RB	5.25%	06/01/2032	1,550	1,550,708
California (State of) School Finance Authority (Sonoma County Junior College); Series 2021, RB(h)	4.00%	11/01/2051	2,700	2,033,779
California (State of) Statewide Communities Development Authority;
Series 2017, RB	5.00%	09/02/2037	1,135	1,169,978
Series 2017, RB	5.00%	09/02/2046	1,265	1,280,550
Series 2020 B, RB	4.00%	09/02/2050	445	370,056
Series 2020, RB	4.00%	09/01/2040	400	361,288
Series 2020, RB	4.00%	09/01/2050	2,340	1,987,239
Series 2021 A, RB	4.00%	09/02/2051	1,990	1,567,485
California (State of) Statewide Communities Development Authority (Adventist Health System);
Series 2015, Ref. RB	5.00%	03/01/2033	775	805,510
Series 2015, Ref. RB	5.00%	03/01/2045	2,315	2,340,792
Series 2018, Ref. RB	5.00%	03/01/2042	1,185	1,213,972
California (State of) Statewide Communities Development Authority (Alliance for College-Ready Public Schools - 47th and Main);
Series 2012 A, RB	6.38%	07/01/2047	2,000	2,002,326
Series 2012, RB	6.10%	07/01/2032	820	821,402
California (State of) Statewide Communities Development Authority (California Baptist University);
Series 2014 A, RB(h)	5.13%	11/01/2023	175	175,446
Series 2017 A, Ref. RB(h)	5.00%	11/01/2041	875	858,286
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2007-01); Series 2015, Ref. RB	5.00%	09/01/2037	1,650	1,680,193
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2015-1);
Series 2020, RB	4.00%	09/01/2050	1,500	1,273,871
Series 2020, RB	4.00%	09/01/2050	1,415	1,190,538
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2016-02); Series 2020, RB	4.00%	09/01/2050	2,465	2,090,141

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2018-02); Series 2020, RB(h)	7.25%	09/01/2050	$4,255	$ 4,095,335
California (State of) Statewide Communities Development Authority (Community Facilities District No. 2020-02); Series 2022, RB	5.25%	09/01/2052	1,650	1,644,104
California (State of) Statewide Communities Development Authority (Delta Coves); Series 2022, RB	5.50%	09/01/2052	3,070	3,096,201
California (State of) Statewide Communities Development Authority (Enloe Medical Center);
Series 2022 A, RB (INS - AGM)(a)	5.25%	08/15/2052	2,000	2,116,939
Series 2022 A, RB (INS - AGM)(a)	5.38%	08/15/2057	2,320	2,467,714
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017, Ref. RB	5.00%	04/01/2047	3,390	3,447,692
California (State of) Statewide Communities Development Authority (Henry Mayo Newhall Memorial Hospital); Series 2014 A, RB(b)(c)	5.25%	10/01/2024	600	620,454
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(a)(i)	5.20%	06/01/2036	2,345	2,347,454
California (State of) Statewide Communities Development Authority (Huntington Memorial Hospital); Series 2014 B, Ref. RB(b)(c)	5.00%	07/01/2024	750	769,409
California (State of) Statewide Communities Development Authority (Improvement Area No. 1);
Series 2021, RB	4.00%	09/01/2041	690	617,568
Series 2021, RB	4.00%	09/01/2051	1,170	974,531
California (State of) Statewide Communities Development Authority (John Muir Health); Series 2016 A, Ref. RB	5.00%	08/15/2051	3,000	3,063,676
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing);
Series 2016, Ref. RB(h)	5.00%	06/01/2046	1,000	932,277
Series 2019, RB(h)	5.00%	06/01/2034	375	369,584
Series 2019, RB(h)	5.00%	06/01/2039	100	96,751
Series 2019, RB(h)	5.00%	06/01/2051	295	270,788
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.50%	12/01/2054	1,500	1,486,772
Series 2016 A, RB(h)	5.25%	12/01/2056	830	782,647
Series 2018 A, RB(h)	5.50%	12/01/2058	5,000	4,915,951
California (State of) Statewide Communities Development Authority (Methodist Hospital of Southern California);
Series 2018, RB	5.00%	01/01/2043	1,000	1,022,141
Series 2018; RB	5.00%	01/01/2048	1,995	2,028,468
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC- California College of the Arts);
Series 2019, RB(h)	5.25%	07/01/2039	1,640	1,520,979
Series 2019, RB(h)	5.25%	07/01/2049	3,375	2,969,085
California (State of) Statewide Communities Development Authority (San Francisco Campus for Jewish Living);
Series 2021, RB (INS - Cal-Mortgage)(a)	4.00%	11/01/2041	1,745	1,712,318
Series 2021, RB (INS - Cal-Mortgage)(a)	4.00%	11/01/2051	3,425	3,150,339
California (State of) Statewide Communities Development Authority (Sand Creek);
Series 2021, RB	4.00%	09/01/2041	550	490,409
Series 2021, RB	4.00%	09/01/2051	1,125	937,050
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program);
Series 2019 B, RB	5.00%	09/02/2049	1,500	1,456,772
Series 2019 C, RB	5.00%	09/02/2049	700	706,898
Series 2021 C-1, RB	4.00%	09/02/2041	2,185	1,938,473
Series 2021 C-1, RB	4.00%	09/02/2051	2,505	2,079,942
Series 2022, RB	5.38%	09/02/2052	1,000	975,589
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2040	1,200	1,213,698
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	2,700	2,725,338

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	6.00%	05/01/2037	$6,910	$7,030,437
Series 2002 B, RB	6.00%	05/01/2037	835	849,554
Series 2002 B, RB	6.00%	05/01/2043	705	717,301
Series 2002, RB	6.00%	05/01/2043	45	45,785
Series 2006 A, RB(f)	0.00%	06/01/2046	8,000	1,913,045
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails);
Series 2020, RB	4.00%	09/01/2045	605	526,959
Series 2020, RB	4.00%	09/01/2050	575	486,045
Cambrian School District; Series 2022, GO Bonds	5.00%	08/01/2048	7,505	8,058,233
Carlsbad (City of), CA (Assessment District No. 96-1); Series 1998, RB	5.50%	09/02/2028	10	10,108
Carson (City of), CA Public Financing Authority; Series 2019, RB	5.00%	09/02/2030	545	590,275
Cerritos Community College District (Election of 2012); Series 2018 B, GO Bonds	4.00%	08/01/2043	1,870	1,845,862
Chino (City of), CA Community Facilities District;
Series 2020, RB	4.00%	09/01/2040	170	154,297
Series 2020, RB	4.00%	09/01/2051	705	589,994
Chino (City of), CA Public Financing Authority;
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	1,100	1,160,113
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2035	865	909,430
Chino Valley Unified School District;
Series 2020 B, GO Bonds	4.00%	08/01/2045	3,000	2,941,323
Series 2020 B, GO Bonds	5.00%	08/01/2055	10,995	11,796,974
Chula Vista (City of), CA Community Facilities District No. 16-1 (Improvement Area No. 2);
Series 2021, RB	4.00%	09/01/2041	250	222,910
Series 2021, RB	4.00%	09/01/2051	1,775	1,504,320
Clovis (City of), CA;
Series 2015, Ref. RB (INS - AGM)(a)	5.25%	08/01/2030	1,060	1,127,310
Series 2015, Ref. RB (INS - AGM)(a)	5.25%	08/01/2031	500	531,697
Clovis (City of), CA Public Financing Authority; Series 2008 A, RB (INS - NATL)(a)	4.63%	08/01/2029	35	35,051
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(a)(f)	0.00%	08/01/2029	735	590,714
Coachella (City of), CA (Community Facilities District No. 2018-1);
Series 2018, RB(h)	5.00%	09/01/2030	515	544,667
Series 2018, RB(h)	5.00%	09/01/2038	1,090	1,127,510
Series 2018, RB(h)	5.00%	09/01/2048	2,015	2,041,337
Series 2018, RB(h)	5.00%	09/01/2053	1,525	1,536,007
Compton (City of), CA Public Finance Authority (Various Capital); Series 2008, Ref. RB (INS - AMBAC)(a)	5.25%	09/01/2027	1,000	1,000,531
Compton Unified School District;
Series 2019 B, GO Bonds (INS - BAM)(a)(f)	0.00%	06/01/2035	1,300	763,583
Series 2019 B, GO Bonds (INS - BAM)(a)(f)	0.00%	06/01/2041	6,250	2,518,609
Series 2019 B, GO Bonds (INS - BAM)(a)(f)	0.00%	06/01/2042	4,335	1,657,358
Series 2019 B, GO Bonds (INS - BAM)(a)	4.00%	06/01/2049	14,140	13,431,932
Corona Community Facilities District (Bedford Improvement Area No. 1);
Series 2020, RB	4.00%	09/01/2040	285	252,475
Series 2020, RB	4.00%	09/01/2045	460	394,718
Series 2020, RB	4.00%	09/01/2050	1,035	870,942
Corona-Norco Unified School District (Community Facilities District No. 17-1); Series 2020, RB	4.00%	09/01/2050	350	296,027
CSCDA Community Improvement Authority (Oceanaire-Long Beach Social Bonds); Series 2021 A-2, RB(h)	4.00%	09/01/2056	2,500	1,928,883
CSCDA Community Improvement Authority (Parallel-Anaheim Social Bonds); Series 2021, RB(h)	4.00%	08/01/2056	1,000	814,770
CSCDA Community Improvement Authority (Renaissance at City Center); Series 2020 A, RB(h)	5.00%	07/01/2051	3,250	3,031,040
Daly (City of), CA Housing Development Finance Agency (Franciscan Mobile Home Park Acquisition);
Series 2007 A, Ref. RB	5.00%	12/15/2037	50	50,021
Series 2007 C, Ref. RB	6.50%	12/15/2047	865	858,575
Dehesa School District (Election of 2012); Series 2014 A, GO Bonds(b)(c)	5.50%	08/01/2023	1,220	1,232,027
Dixon (City of), CA Improvement Area No. 1 (Community Facilities District No. 2019-1);
Series 2020, RB	4.00%	09/01/2036	200	190,567
Series 2020, RB	4.00%	09/01/2040	400	364,826
Series 2020, RB	4.00%	09/01/2050	1,000	849,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Dublin (City of), CA Community Facilities District No. 2015-1 (Improvement Area No. 3);
Series 2021, RB	4.00%	09/01/2045	$850	$727,975
Series 2021, RB	4.00%	09/01/2051	865	714,860
Eastern Municipal Water District (Community Facilities District No. 2016-75);
Series 2021, RB	4.00%	09/01/2030	75	74,949
Series 2021, RB	4.00%	09/01/2050	385	327,470
El Dorado Irrigation District; Series 2020 A, COP	4.00%	03/01/2050	15,330	14,546,269
El Segundo Unified School District (Election of 2008); Series 2009 A, GO Bonds(f)	0.00%	08/01/2033	4,430	3,049,637
Elsinore Valley Municipal Water District; Series 2021 A, RB(h)	4.50%	09/01/2051	2,680	2,252,366
Emeryville (City of), CA Public Financing Authority (Alameda County);
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2032	445	460,556
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2033	385	398,466
Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	500	517,573
Escondido Union School District (Election of 2014); Series 2018 B, GO Bonds	4.00%	08/01/2047	1,690	1,611,729
Etiwanda School District Community Facilities District No. 2018-1 (Day Creek Square Public Facilities);
Series 2020, RB	4.00%	09/01/2045	510	429,438
Series 2020, RB	4.00%	09/01/2050	705	578,464
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons); Series 2008, RB	6.88%	09/01/2038	865	880,797
Fairfield (City of), CA Community Facilities District No. 2019-1 (One Lake); Series 2021 A, RB	4.00%	09/01/2051	5,290	4,469,139
Folsom Ranch Financing Authority Community Facilities District no. 23 (Improvement Area No. 1); Series 2022, RB	5.00%	09/01/2042	3,290	3,312,527
Fontana (City of), CA (Community Facilities District No. 80); Series 2017, RB	5.00%	09/01/2046	1,000	1,012,688
Fontana (City of), CA (El Paseo Community Facilities District 87);
Series 2021, RB	4.00%	09/01/2027	120	120,034
Series 2021, RB	4.00%	09/01/2028	125	125,409
Series 2021, RB	4.00%	09/01/2029	110	110,491
Series 2021, RB	4.00%	09/01/2032	100	99,265
Series 2021, RB	4.00%	09/01/2041	200	179,457
Series 2021, RB	4.00%	09/01/2046	325	278,207
Series 2021, RB	4.00%	09/01/2051	400	332,129
Fontana (City of), CA (Summit at Rosena Phase One); Series 2021, RB	4.00%	09/01/2051	525	440,743
Fontana (City of), CA (The Meadows);
Series 2020, RB	4.00%	09/01/2045	530	462,284
Series 2020, RB	4.00%	09/01/2050	635	536,763
Foothill-Eastern Transportation Corridor Agency;
Series 2015, Ref. RB (INS - AGM)(a)(f)	0.00%	01/15/2035	2,745	1,721,980
Series 2021 A, RB	4.00%	01/15/2046	7,840	7,112,583
Series 2021 A, Ref. RB	4.00%	01/15/2046	8,125	7,371,140
Fremont Community Facilities District No. 1 (Pacific Commons); Series 2015, Ref. RB	5.00%	09/01/2035	815	834,492
Gilroy Unified School District (Election of 2008);
Series 2009 A, GO Bonds(b)(f)	0.00%	08/01/2029	615	513,151
Series 2009 A, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2029	4,735	3,822,323
Series 2009 A, GO Bonds(b)(f)	0.00%	08/01/2031	2,235	1,762,132
Series 2009 A, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2031	1,415	1,062,108
Glendora (City of), CA Public Finance Authority (No. 1); Series 2003 A, RB (INS - NATL)(a)	5.00%	09/01/2024	940	941,215
Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(f)	0.00%	06/01/2066	21,000	2,087,427
Golden Valley Unified School District Financing Authority;
Series 2021 A, RB	4.00%	09/01/2046	250	213,392
Series 2021 A, RB	4.00%	09/01/2051	500	413,214
Hayward Unified School District (Election of 2018);
Series 2019 A, GO Bonds (INS - BAM)(a)	4.00%	08/01/2048	6,900	6,636,252
Series 2022, GO Bonds (INS - BAM)(a)	4.00%	08/01/2050	10,875	10,404,285
Hollister (City of), CA Redevelopment Agency Successor Agency (Hollister Community Development);
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2030	1,600	1,658,045
Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2032	1,305	1,353,052
Hollister Joint Powers Financing Authority; Series 2016, Ref. RB (INS - AGM)(a)	5.00%	06/01/2036	1,270	1,357,976
Hollister School District (Election of 2016); Series 2019 B, GO Bonds	4.00%	09/01/2046	3,675	3,519,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Imperial (County of), CA (Community Facilities District No. 2004-2 - Improvement Area No. 1); Series 2007, RB	5.90%	09/01/2037	$1,430	$ 1,442,466
Independent Cities Finance Authority (Hacienda Valley Estates); Series 2014, Ref. RB	5.00%	11/15/2034	885	902,366
Independent Cities Finance Authority (Union City Tropics); Series 2019, Ref. RB	5.00%	05/15/2048	1,000	1,029,615
Inglewood (City of), CA Redevelopment Agency (Merged Redevelopment); Series 1998 A, Ref. RB (INS - AMBAC)(a)	5.25%	05/01/2023	40	40,081
Inglewood Unified School District;
Series 2019 C, GO Bonds (INS - BAM)(a)	4.00%	08/01/2038	550	547,373
Series 2019 C, GO Bonds (INS - BAM)(a)	4.00%	08/01/2039	690	681,482
Series 2021 A, GO Bonds (INS - AGM)(a)	4.00%	08/01/2051	9,100	8,464,593
Inland Empire Tobacco Securitization Corp.;
Series 2007 C-1, RB(f)	0.00%	06/01/2036	8,000	3,374,134
Series 2007 C-2, RB(f)	0.00%	06/01/2047	14,000	2,799,605
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, RB	5.00%	09/01/2044	445	447,670
Series 2014, RB	5.00%	09/01/2049	445	446,961
Irvine Ranch Water District; Series 2016, RB(d)(e)	5.25%	02/01/2046	4,305	4,540,513
Irvine Unified School District (Community Facilities District No. 01-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	3,500	3,625,033
Irvine Unified School District (Community Facilities District No. 09-1);
Series 2017 B, RB	5.00%	09/01/2047	495	500,409
Series 2018 A, Ref. RB	5.00%	09/01/2045	995	1,007,465
Series 2019 A, RB (INS - BAM)(a)	4.00%	09/01/2044	3,585	3,444,079
Jurupa Community Services District; Series 2021 A, RB	4.00%	09/01/2045	710	614,941
Lake Elsinore (City of), CA;
Series 2021, RB	4.00%	09/01/2041	350	311,158
Series 2021, RB	4.00%	09/01/2046	450	387,136
Series 2021, RB	4.00%	09/01/2051	700	587,284
Lake Elsinore Unified School District Community Facilities District; Series 2021, RB	4.00%	09/01/2045	380	328,145
Lake Elsinore Unified School District Community Facilities District No. 2006-2 (Improvement Area No. C); Series 2020, RB	4.00%	09/01/2050	4,015	3,372,868
Lake Elsniore (City of), CA Community Facilities District No. 2006-1;
Series 2019, RB	5.00%	09/01/2050	1,000	1,010,131
Series 2021, RB	4.00%	09/01/2046	290	251,846
Series 2021, RB	4.00%	09/01/2051	310	261,897
Lake Elsniore (City of), CA Community Facilities District No. 2006-1 (Improvement Area II);
Series 2020, RB	4.00%	09/01/2040	760	681,000
Series 2020, RB	4.00%	09/01/2045	835	734,513
Lammersville Joint Unified School District;
Series 2020, RB	4.00%	09/01/2039	250	227,662
Series 2020, RB	4.00%	09/01/2045	310	268,549
Series 2020, RB	4.00%	09/01/2045	500	429,721
Series 2020, RB	4.00%	09/01/2049	730	618,333
Series 2020, RB	4.00%	09/01/2050	1,000	838,642
Series 2022, RB	4.00%	09/01/2052	4,000	3,362,552
Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	3,130	3,138,430
Lennox School District; Series 2014, COP (INS - BAM)(a)	5.00%	10/01/2034	1,000	1,000,574
Lincoln (City of), CA Community Facilities District No. 2006-1 (Improvement Area No. 1);
Series 2021, Ref. RB	4.00%	09/01/2030	155	155,794
Series 2021, Ref. RB	4.00%	09/01/2034	210	208,061
Series 2021, Ref. RB	4.00%	09/01/2038	270	253,026
Series 2021, Ref. RB	4.00%	09/01/2043	320	287,469
Long Beach (City of), CA;
Series 2017 A, RB(i)	5.00%	05/15/2037	1,300	1,353,735
Series 2017 A, RB(i)	5.00%	05/15/2040	14,670	15,040,024
Long Beach (City of), CA (Alamitos Bay Marina); Series 2015, RB	5.00%	05/15/2045	2,370	2,394,540
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(i)	5.00%	05/15/2043	8,210	8,379,651

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Long Beach (City of), CA Bond Finance Authority;
Series 2007 A, RB	5.50%	11/15/2028	$50	$ 53,474
Series 2007 A, RB	5.50%	11/15/2032	2,665	2,948,103
Series 2007 A, RB	5.50%	11/15/2037	1,000	1,088,269
Los Alamitos Unified School District; Series 2013, GO Bonds(l)	6.01%	08/01/2040	1,660	1,575,474
Los Alamitos Unified School District (Capital); Series 2012, COP(l)	5.95%	08/01/2034	1,200	1,273,450
Los Angeles (City of), CA Community Facilities District No. 4 (Playa Vista - Phase 1); Series 2014, Ref. RB	5.00%	09/01/2031	590	612,543
Los Angeles (City of), CA Department of Airports;
Series 2015 A, RB(i)	5.00%	05/15/2034	45	46,236
Series 2018, RB(e)(i)	5.00%	05/15/2035	11,410	12,165,846
Series 2018, RB(e)(i)	5.00%	05/15/2036	10,640	11,260,972
Series 2019 A, Ref. RB(i)	5.00%	05/15/2049	16,710	17,127,994
Series 2020 C, RB(i)	4.00%	05/15/2050	3,600	3,336,857
Series 2021, Ref. RB(i)	5.00%	05/15/2035	3,500	3,795,868
Series 2022 A, RB(i)	5.00%	05/15/2045	12,875	13,426,090
Series 2022 A, RB(i)	4.00%	05/15/2049	6,400	5,880,920
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2013, RB(i)	5.00%	05/15/2043	3,000	3,001,793
Series 2015 A, RB(i)	5.00%	05/15/2045	5,000	5,042,378
Series 2018 A, RB(i)	5.25%	05/15/2048	5,000	5,179,579
Series 2018, Ref. RB(i)	5.00%	05/15/2048	4,395	4,508,385
Series 2019, RB(i)	5.00%	05/15/2049	24,745	25,320,099
Series 2022, RB(i)	4.00%	05/15/2047	10,000	9,298,316
Los Angeles (City of), CA Department of Water & Power;
Series 2017 A, Ref. RB	5.00%	07/01/2044	8,250	8,668,284
Series 2017 C, RB	5.00%	07/01/2042	5,525	5,848,495
Series 2017, RB(e)	5.00%	07/01/2047	21,000	21,967,619
Series 2020 B, Ref. RB	5.00%	07/01/2050	8,000	8,573,606
Series 2022 B, RB	5.00%	07/01/2052	6,500	7,052,285
Series 2022 D, Ref. RB	5.00%	07/01/2047	17,555	19,272,098
Los Angeles (County of), CA Community Facilities District No. 2021-01 (Valencia Facilities); Series 2022, RB	5.00%	09/01/2052	2,000	1,980,500
Los Angeles (County of), CA Metropolitan Transportation Authority (Prop C); Series 2021 A, RB	5.00%	07/01/2042	6,055	6,711,230
Los Angeles (Port of), CA; Series 2014 A, Ref. RB(i)	5.00%	08/01/2036	1,000	1,017,430
Los Angeles County Schools Regionalized Business Services Corp. (Los Angeles County Schools Pooled Financing Program); Series 1999 A, COP (INS - AMBAC)(a)(f)	0.00%	08/01/2024	1,265	1,195,314
Lynwood (City of), CA Public Financing Authority (Measure M); Series 2019 A, RB (INS - AGM)(a)	5.25%	06/01/2048	3,185	3,407,770
Madera (County of), CA (Valley Children’s Hospital); Series 1995, COP (INS - NATL)(a)	5.75%	03/15/2028	85	87,545
Madera (County of), CA Community Facilities District No. 2017-1 (Tesoro Viejo);
Series 2020, RB	4.00%	09/01/2045	2,060	1,762,075
Series 2020, RB	4.00%	09/01/2051	3,560	2,941,207
Manhattan Beach Unified School District (Measure C); Series 2020 B, GO Bonds	4.00%	09/01/2045	10	9,728
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 B, RB	5.00%	09/01/2038	250	258,727
Series 2020 A, RB	4.00%	09/01/2040	700	629,037
Series 2020 B, RB	4.00%	09/01/2040	700	620,998
McFarland Unified School District (Election of 2012); Series 2014 A, GO Bonds(b)(c)	5.50%	11/01/2024	1,750	1,821,431
Menifee (City of), CA (Meadow Run); Series 2022, RB	4.00%	09/01/2051	570	485,378
Menifee (City of), CA Community Facilities District No. 2020-1 (McCall Mesa); Series 2022 A, RB	4.00%	09/01/2051	1,430	1,208,104
Menifee Union School District;
Series 2020 C, GO Bonds (INS - AGM)(a)	3.00%	08/01/2040	1,500	1,242,155
Series 2020 C, GO Bonds (INS - AGM)(a)	3.00%	08/01/2045	2,200	1,693,290
Series 2021, RB	4.00%	09/01/2044	560	494,108
Series 2021, RB	4.00%	09/01/2051	675	570,259
Menifee Union School District (Community Facilities District No. 2006-2); Series 2020, Ref. RB	4.00%	09/01/2045	705	619,281

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Menifee Union School District (Community Facilities District No. 2011-1 - Improvement Area No. 3);
Series 2018, RB	5.00%	09/01/2043	$1,000	$ 1,016,627
Series 2018, RB	5.00%	09/01/2048	1,500	1,515,268
Series 2021, RB	4.00%	09/01/2051	1,825	1,536,948
Menifee Union School District (Community Facilities District No. 2011-1 - Improvement Area No. 5); Series 2021, RB	4.00%	09/01/2045	975	852,832
Menifee Union School District (Community Facilities District No. 2014-3); Series 2019, RB	5.00%	09/01/2044	1,500	1,518,188
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2035	940	578,989
Menifee Union School District Public Financing Authority; Series 2017 A, RB (INS - NATL)(a)	5.00%	09/01/2033	1,000	1,063,096
Merced City School District (Election of 2014);
Series 2018, GO Bonds	5.00%	08/01/2048	3,020	3,220,511
Series 2022, GO Bonds (INS - AGM)(a)	4.00%	08/01/2046	3,500	3,353,367
Mizuho Floater/Residual Trust; Series 2022, VRD RB (LOC - Mizuho Capital Mkts LLC)(h)(m)(n)	3.05%	06/01/2050	14,645	14,645,000
Moorpark Unified School District (Election of 2008); Series 2009 A, GO Bonds (INS - AGC)(a)(f)	0.00%	08/01/2031	840	621,195
Moreno Valley Unified School District (Community Facilities District No. 2004-4); Series 2015, RB	5.00%	09/01/2045	2,050	2,066,357
Moreno Valley Unified School District (Community Facilities District No. 2015-2);
Series 2019, RB	5.00%	09/01/2044	435	442,507
Series 2019, RB	5.00%	09/01/2048	485	491,339
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2045	1,045	1,001,783
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2050	17,030	16,062,366
Mountain View Shoreline Regional Park Community; Series 2018 A, RB (INS - AGM)(a)	5.00%	08/01/2048	2,000	2,112,652
Mt. San Antonio Community College District (Election of 2008); Series 2013 A, GO Bonds(l)	6.25%	08/01/2043	2,035	1,822,403
Mt. San Antonio Community College District (Election of 2018); Series 2019 A, GO Bonds	5.00%	08/01/2044	8,000	8,612,071
Murrieta (City of), CA (Community Facilities District No. 2005-5); Series 2017, RB	5.00%	09/01/2042	655	666,628
Norco (City of), CA Community Redevelopment Agency Successor Agency (Project Area No. 1); Series 2014, Ref. RB (INS - BAM)(a)	5.00%	03/01/2030	1,500	1,534,562
North Orange (County of), CA Community College District; Series 2022 C, GO Bonds(d)(e)	4.00%	08/01/2047	22,000	21,177,141
Northern California Energy Authority; Series 2018 A, RB(c)	4.00%	07/01/2024	10,000	10,009,633
Northern California Tobacco Securitization Authority;
Series 2021 A, Ref. RB	4.00%	06/01/2049	1,615	1,452,183
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,655	1,572,246
Oak Grove School District (Election of 2008);
Series 2018 E, Ref. GO Bonds(l)	5.00%	08/01/2038	8,680	4,823,176
Series 2018 E, Ref. GO Bonds(l)	5.00%	08/01/2042	5,755	3,155,541
Oakland Unified School District (County of Alameda); Series 2021 A, GO Bonds (INS - BAM)(a)	4.00%	08/01/2046	9,000	8,661,608
Oceanside Unified School District (Election of 2008); Series 2019 E, GO Bonds	4.00%	08/01/2048	2,500	2,374,588
Ontario (City of), CA; Series 2021, RB	4.00%	09/01/2051	500	419,095
Ontario (City of), CA Community Facilities District No. 25 (Park Place Facilities Phase II); Series 2019, RB	5.00%	09/01/2049	1,000	1,012,857
Ontario (City of), CA Community Facilities District No. 40 (Emerald Park Facilities); Series 2020, RB	4.00%	09/01/2050	780	651,209
Ontario (City of), CA Community Facilities District No. 43 (Park Place Facilities Phase IV); Series 2020, RB	4.00%	09/01/2050	1,000	846,610
Ontario (City of), CA Community Facilities District No. 45;
Series 2020, RB	4.00%	09/01/2043	280	244,910
Series 2020, RB	4.00%	09/01/2051	1,110	924,909
Orange (County of), CA Community Facilities District (Village of Esencia); Series 2020, RB	4.00%	08/15/2045	845	733,002
Orange (County of), CA Community Facilities District No. 2015-1 (Esencia Village);
Series 2015 A, RB	5.00%	08/15/2035	125	128,191
Series 2015 A, RB	5.25%	08/15/2045	1,810	1,838,722
Orange (County of), CA Community Facilities District No. 2016-1 (Village of Esencia); Series 2016 A, RB	5.00%	08/15/2031	1,350	1,409,662
Orange (County of), CA Community Facilities District No. 2021-1 (Ladera Ranch); Series 2022 A, RB	5.00%	08/15/2052	2,000	2,011,326
Oxnard (City of), CA Financing Authority;
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	1,250	1,275,593
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2033	1,500	1,529,788
Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2034	850	866,044

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Palm Desert (City of), CA;
Series 2021 A, Ref. RB	4.00%	09/01/2026	$300	$ 299,143
Series 2021 A, Ref. RB	4.00%	09/01/2027	315	314,446
Series 2021 A, Ref. RB	4.00%	09/01/2030	250	249,351
Series 2021 A, Ref. RB	4.00%	09/01/2033	275	271,912
Series 2021 A, Ref. RB	4.00%	09/01/2036	300	285,266
Palm Desert (City of), CA Financing Authority (Project Area No. 2); Series 2003, RB (INS - NATL)(a)	5.00%	08/01/2033	40	40,403
Palm Springs (City of), CA Community Redevelopment Agency Successor Agency; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	09/01/2032	445	460,556
Palomar Community College District (Election of 2006); Series 2010, GO Bonds(l)	6.38%	08/01/2045	3,330	2,844,754
Palomar Health;
Series 2017, COP	4.00%	11/01/2047	3,185	2,753,549
Series 2017, Ref. RB	5.00%	11/01/2042	4,835	4,860,841
Paradise Unified School District;
Series 2023 C, GO Bonds	5.00%	08/01/2047	2,310	2,412,648
Series 2023 C, GO Bonds	5.00%	08/01/2052	3,605	3,754,872
Perris (City of), CA Joint Powers Authority (Green Valley West Elementary);
Series 2021, RB	4.00%	09/01/2044	1,060	932,704
Series 2021, RB	4.00%	09/01/2051	1,225	1,033,280
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2029	235	243,687
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2030	290	300,557
Perris Union High School District; Series 2019, Ref. COP (INS - BAM)(a)	5.00%	10/01/2048	3,000	3,213,693
Piedmont Unified School District; Series 2019, GO Bonds	3.00%	08/01/2045	4,375	3,466,808
Pittsburg Unified School District Financing Authority (Pittsburg Unified School District Bond Program); Series 2019, RB (INS - AGM)(a)	5.00%	09/01/2047	7,000	7,364,454
Pixley Union School District (Election of 2014); Series 2014 A, GO Bonds(b)(c)	5.25%	08/01/2024	1,000	1,029,631
Poway Unified School District (Del Sur East II); Series 2020, RB (INS - AGM)(a)	4.00%	09/01/2050	4,255	4,052,576
Poway Unified School District Public Financing Authority; Series 2015 B, Ref. RB (INS - BAM)(a)	5.00%	09/01/2035	1,940	2,027,715
Rancho Cordova (City of), CA (Community Facilities District No. 2014-1);
Series 2021, RB	4.00%	09/01/2041	390	352,154
Series 2021, RB	4.00%	09/01/2046	585	508,035
Series 2021, RB	4.00%	09/01/2050	500	422,648
Rancho Cordova (City of), CA (Community Facilities District No. 2018-1);
Series 2021, RB	4.00%	09/01/2046	225	197,100
Series 2021, RB	4.00%	09/01/2050	200	171,446
Rancho Mirage Community Facilities District (Del Webb);
Series 2021, RB	4.00%	09/01/2046	380	331,919
Series 2021, RB	4.00%	09/01/2051	325	276,313
Ravenswood School District;
Series 2018, GO Bonds	5.00%	08/01/2031	500	538,518
Series 2018, GO Bonds	5.00%	08/01/2033	500	537,797
Series 2018, GO Bonds	5.00%	08/01/2035	750	801,282
Redding (City of), CA Redevelopment Agency (Canby-Hilltop-Cypress Redevelopment); Series 2003 A, RB (INS - NATL)(a)	5.00%	09/01/2023	1,400	1,401,519
Regents of the University of California Medical Center;
Series 2013 K, VRD RB(m)	1.00%	05/15/2047	7,000	7,000,000
Series 2022 P, RB(d)(e)	5.00%	05/15/2047	10,000	10,805,070
Series 2022 P, RB(d)	4.00%	05/15/2053	15,000	13,839,760
Series 2022 P, RB(d)(e)	4.00%	05/15/2053	15,000	13,839,761
Rialto Unified School District;
Series 2019 A, GO Bonds (INS - BAM)(a)(f)	0.00%	08/01/2042	8,125	3,350,951
Series 2019 A, GO Bonds (INS - BAM)(a)(f)	0.00%	08/01/2043	4,500	1,760,000
Rio Hondo Community College District (Election of 2004); Series 2010 C, GO Bonds(l)	6.63%	08/01/2042	10,530	12,040,434
River Islands Public Financing Authority;
Series 2022 A-1, Ref. RB (INS - AGM)(a)	5.25%	09/01/2052	3,600	3,990,561
Series 2022, RB (INS - AGM)(a)	5.25%	09/01/2052	2,000	2,215,749
Riverbank (City of), CA Redevelopment Agency; Series 2007 B, RB(g)	5.00%	08/01/2032	35	34,125
Riverside (City of), CA (Community Facilities District No. 92-1); Series 2005 A, RB	5.30%	09/01/2034	1,050	1,057,830

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Riverside (County of), CA Community Facilities District No. 07-2 (Clinton Keith);
Series 2015, RB	5.00%	09/01/2044	$1,000	$ 1,007,911
Series 2017, RB	5.00%	09/01/2045	535	542,351
Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor);
Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	10/01/2034	1,000	1,088,052
Series 2017 A, Ref. RB (INS - BAM)(a)	4.00%	10/01/2040	500	494,330
Riverside (County of), CA Redevelopment Successor Agency (Jurupa Valley Redevelopment);
Series 2011, RB(b)(c)	7.75%	10/01/2024	1,000	1,070,774
Series 2011, RB(b)(c)	8.00%	10/01/2024	1,000	1,073,795
Riverside (County of), CA Transportation Commission; Series 2021 B-1, Ref. RB	4.00%	06/01/2046	16,545	15,283,111
Riverside Unified School District (Community Facilities District No. 32);
Series 2020, RB	4.00%	09/01/2045	290	253,305
Series 2020, RB	4.00%	09/01/2050	610	516,432
Riverside Unified School District (Community Facilities District No. 33);
Series 2021, RB	4.00%	09/01/2041	275	243,052
Series 2021, RB	4.00%	09/01/2050	600	500,639
Riverside Unified School District (Election of 2016);
Series 2019 B, GO Bonds	3.00%	08/01/2038	1,740	1,504,889
Series 2019 B, GO Bonds	3.00%	08/01/2039	4,250	3,612,191
Series 2019 B, GO Bonds	3.00%	08/01/2040	2,770	2,297,424
Romoland School District Community Facilities No. 2004-1; Series 2015, Ref. RB	5.00%	09/01/2038	1,000	1,013,085
Root Creek Water District Community Facilities District No. 2016-1 Improvement Area No. 1;
Series 2021, RB	4.00%	09/01/2041	430	385,832
Series 2021, RB	4.00%	09/01/2050	570	482,568
Root Creek Water District Community Facilities District No. 2016-1 Improvement Area No. 2; Series 2021, RB	4.00%	09/01/2050	930	787,347
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities);
Series 2020, RB	4.00%	09/01/2039	375	348,210
Series 2020, RB	4.00%	09/01/2045	350	308,752
Series 2020, RB	4.00%	09/01/2050	475	408,459
Roseville (City of), CA (Westpark-Federico Community Facilities District);
Series 2022, RB	5.00%	09/01/2043	1,830	1,855,742
Series 2022, RB	5.00%	09/01/2052	2,760	2,758,300
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2043	2,000	2,092,379
Sacramento (City of), CA (North Natomas Community Facilities District No. 4);
Series 2015, Ref. RB	5.00%	09/01/2032	1,290	1,334,506
Series 2015, Ref. RB	5.00%	09/01/2033	1,200	1,239,405
Sacramento (City of), CA Municipal Utility District (Green Bonds); Series 2020 H, RB	4.00%	08/15/2045	5,000	4,858,367
Sacramento (County of), CA;
Series 2018 C, Ref. RB(i)	5.00%	07/01/2038	2,200	2,287,351
Series 2018 C, Ref. RB(i)	5.00%	07/01/2039	9,495	9,829,231
Sacramento (County of), CA (Community Facilities District No. 2014-2); Series 2021, RB	4.00%	09/01/2046	650	566,935
Sacramento (County of), CA Housing Authority; Series 2002 C, RB (INS - AMBAC)(a)(i)	5.25%	06/01/2027	650	639,043
San Bernardino (City of), CA;
Series 2022, RB	5.13%	09/01/2047	555	555,726
Series 2022, RB	5.25%	09/01/2052	680	681,814
San Bernardino (City of), CA Joint Powers Financing Authority; Series 1999, Ref. COP (INS - NATL)(a)	5.50%	09/01/2024	5	5,009
San Bernardino Mountains Community Hospital District;
Series 2007 A, COP	5.00%	02/01/2027	650	650,080
Series 2007 A, COP	5.00%	02/01/2037	3,235	3,234,910
San Diego (City of), CA Housing Authority (Sorrento Tower Apartments); Series 2011 B, RB	5.00%	05/01/2029	2,975	2,979,468
San Diego (County of), CA Redevelopment Agency (Gillespie Field); Series 2005 A, Ref. RB(i)	5.75%	12/01/2032	3,925	3,931,446

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Diego (County of), CA Regional Airport Authority;
Series 2017 B, RB(i)	5.00%	07/01/2037	$1,000	$ 1,032,923
Series 2019 B, Ref. RB(i)	4.00%	07/01/2044	1,000	923,997
Series 2019 B, Ref. RB(i)	5.00%	07/01/2049	12,840	13,067,965
Series 2021 A, RB	5.00%	07/01/2056	8,880	9,317,955
Series 2021 B, RB(i)	4.00%	07/01/2046	15,040	13,708,626
Series 2021 B, RB(i)	4.00%	07/01/2051	2,000	1,778,800
Series 2021 B, RB(i)	5.00%	07/01/2056	9,400	9,618,744
San Diego (County of), CA Regional Transportation Commission; Series 2014 A, RB(b)(c)(e)	5.00%	04/01/2024	2,980	3,040,491
San Diego Unified School District; Series 2022, GO Bonds(e)	4.25%	07/01/2052	17,500	17,330,269
San Diego Unified School District (Election of 2012); Series 2017 I, GO Bonds	4.00%	07/01/2047	14,155	13,628,149
San Diego Unified School District (Green Bonds); Series 2021 N-2, GO Bonds	4.00%	07/01/2046	12,500	12,052,445
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2018 D, RB(i)	5.00%	05/01/2048	11,290	11,475,486
Second Series 2022 B, Ref. RB	4.00%	05/01/2052	10,225	9,565,751
Series 2017 A, RB(i)	5.00%	05/01/2042	1,930	1,969,906
Series 2018 D, RB(i)	5.25%	05/01/2048	6,200	6,372,299
Series 2019 A, RB(i)	5.00%	05/01/2049	8,055	8,203,389
Series 2019 E, RB(i)	5.00%	05/01/2050	31,575	32,131,410
San Francisco (City & County of), CA Community Facilities District No. 2016-1;
Series 2020, RB	4.00%	09/01/2042	550	491,545
Series 2020, RB	4.00%	09/01/2050	1,025	869,125
San Francisco (City & County of), CA Community Facilities District No. 2016-1 (Treasure Island); Series 2022, RB(h)	4.00%	09/01/2052	2,000	1,662,563
San Francisco (City & County of), CA Infrastructure & Revitalization Financing District No. 1;
Series 2022 A, RB(h)	5.00%	09/01/2037	385	389,347
Series 2022 A, RB(h)	5.00%	09/01/2052	2,000	1,892,755
Series 2022 B, RB(h)	5.00%	09/01/2052	1,000	946,378
San Francisco (City & County of), CA Public Utilities Commission; Series 2018 B, RB	5.00%	10/01/2043	7,250	7,761,126
San Francisco (City & County of), CA Public Utilities Commission (Green Bonds);
Series 2021 A, RB	4.00%	10/01/2048	10,000	9,780,410
Series 2021 A, RB	4.00%	10/01/2051	5,000	4,844,981
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Hunters Point Shipyard Phase One Improvements); Series 2014, Ref. RB	5.00%	08/01/2044	2,775	2,790,268
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency (Mission Bay South Redevelopment); Series 2014 A, RB	5.00%	08/01/2043	1,060	1,088,309
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. RB	5.00%	08/01/2033	500	504,142
Series 2013 B, RB	5.00%	08/01/2031	500	504,684
San Gorgonio Memorial Health Care District; Series 2014, Ref. GO Bonds	5.00%	08/01/2032	500	496,541
San Jacinto Unified School District (Community Facilities District No. 2020-1); Series 2022, RB	4.00%	09/01/2052	760	629,763
San Jacinto Unified School District Financing Authority; Series 2017, Ref. RB	5.00%	09/01/2043	250	254,288
San Joaquin Hills Transportation Corridor Agency;
Series 2014 B, Ref. RB	5.25%	01/15/2044	2,000	2,009,025
Series 2021 A, Ref. RB	4.00%	01/15/2044	1,705	1,598,971
San Jose (City of), CA; Series 2017 A, Ref. RB(i)	5.00%	03/01/2047	8,600	8,721,970
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(i)	6.20%	01/01/2041	3,150	3,127,117
San Jose (City of), CA (Fallen Leaves Apartments); Series 2002 J-1, RB (INS - AMBAC)(a)(i)	5.10%	12/01/2032	4,025	4,024,747
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	5,020	5,026,683
San Jose Evergreen Community College District (Election of 2004); Series 2008 B, GO Bonds (INS - AGM)(a)(f)	0.00%	09/01/2031	3,110	2,345,793
San Leandro Unified School District (Election of 2016); Series 2019 B, GO Bonds (INS - BAM)(a)	4.00%	08/01/2043	5,000	4,856,500
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2030	1,500	1,502,247
San Marcos Unified School District (Community Facilities District No. 7); Series 2019, RB	5.00%	09/01/2048	750	759,803
San Mateo (County of), CA Joint Powers Financing Authority; Series 2018 A, RB(e)	5.00%	07/15/2043	18,075	19,405,911
San Mateo Foster City School District; Series 2010, GO Bonds(l)	6.63%	08/01/2042	1,010	976,624
San Rafael City Elementary School District; Series 2019 C, GO Bonds	4.00%	08/01/2047	2,950	2,813,373

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Santa Barbara (County of), CA;
Series 2018 B, COP(i)	5.00%	12/01/2037	$12,695	$ 13,376,526
Series 2018 B, COP(i)	5.00%	12/01/2038	5,000	5,225,269
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(i)	5.85%	08/01/2031	885	886,890
Series 2001 A, RB(i)	6.00%	08/01/2041	2,070	2,114,675
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	4,010	4,011,729
Santa Clarita Community College District; Series 2019, GO Bonds	3.00%	08/01/2044	1,410	1,098,528
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, RB	5.63%	09/01/2036	960	967,559
Series 2013, RB	5.63%	09/01/2043	960	965,044
Santa Monica (City of), CA Redevelopment Agency;
Series 2011, RB	5.88%	07/01/2036	1,750	1,756,061
Series 2011, RB	5.88%	07/01/2042	2,600	2,608,475
Saugus Union School District Financing Authority; Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2049	1,250	1,186,379
Sebastopol Union School District; Series 2020 A, GO Bonds	4.00%	08/01/2041	500	491,066
Signal Hill (City of), CA Redevelopment Agency Successor Agency (Signal Hill Redevelopment Project No. 1); Series 2011, RB	7.00%	10/01/2026	1,385	1,388,779
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(f)	0.00%	06/01/2036	22,420	10,754,459
Series 2007 A, RB(f)	0.00%	06/01/2041	10,000	3,529,214
Series 2007 B, RB(f)	0.00%	06/01/2047	12,650	3,125,552
Series 2007 C, RB(f)	0.00%	06/01/2056	65,815	5,952,559
Simi Valley Unified School District (Election of 2004);
Series 2007 C, GO Bonds (INS - AGM)(a)(f)	0.00%	08/01/2028	3,480	2,946,099
Series 2007 C, GO Bonds (INS - AGM)(a)(f)	0.00%	08/01/2030	2,765	2,183,915
South El Monte (City of), CA Improvement District Successor Agency; Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	08/01/2035	4,150	4,339,622
South Orange (County of), CA Public Financing Authority (County of Orange Sheriff-Coroner); Series 2022, RB	5.00%	06/01/2052	10,000	10,714,894
South Orange (County of), CA Public Financing Authority (Ladera Ranch); Series 2014 A, Ref. RB	5.00%	08/15/2034	895	901,246
South San Francisco (City of), CA (Community Facilities District No. 2021-01); Series 2022, RB	5.00%	09/01/2052	2,500	2,516,156
Southern California Public Power Authority (No.1);
Series 2007 A, RB	5.25%	11/01/2023	50	50,381
Series 2007 A, RB	5.25%	11/01/2026	250	260,867
Series 2007 A, RB	5.25%	11/01/2027	2,255	2,381,801
Series 2007 A, RB	5.00%	11/01/2028	205	216,437
Series 2007 A, RB	5.00%	11/01/2029	165	175,266
Series 2007 A, RB	5.00%	11/01/2033	2,085	2,237,641
Series 2014 A, RB	5.00%	07/01/2035	13,000	13,281,685
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2006, RB(f)	0.00%	06/01/2046	3,000	478,955
Series 2019, Ref. RB	5.00%	06/01/2039	750	791,658
Series 2019, Ref. RB(f)	0.00%	06/01/2054	20,000	3,638,512
Stockton (City of), CA Community Facilities District (Westlake Villages II); Series 2022, RB	5.13%	09/01/2052	1,800	1,754,837
Stockton (City of), CA Redevelopment Agency Successor Agency; Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2034	1,000	1,068,623
Sulphur Springs Union School District; Series 2020, RB	4.00%	09/01/2050	1,225	1,040,328
Susanville (City of), CA (Natural Gas Enterprise Ref.); Series 2019, Ref. RB (INS - AGM)(a)	4.00%	06/01/2045	3,325	3,188,071
Tahoe-Truckee Unified School District;
Series 2016 B, GO Bonds	5.00%	08/01/2039	3,000	3,164,916
Series 2016 B, GO Bonds	5.00%	08/01/2041	950	999,602
Tejon Ranch Public Facilities Finance Authority (Community Facilities District No. 2008-1 - Tejon Industrial Complex Public Improvements); Series 2020, RB	4.00%	09/01/2050	4,750	4,110,267
Tender Option Bond Trust Receipts/Certificates; Series 2023, RB(e)	5.00%	07/01/2051	14,000	15,105,475
Three Rivers Levee Improvement Authority (Community Facilities District No. 2006-1);
Series 2021, Ref. RB	4.00%	09/01/2036	1,075	1,002,548
Series 2021, Ref. RB	4.00%	09/01/2041	2,840	2,457,321
Series 2021, Ref. RB	4.00%	09/01/2046	2,700	2,202,071

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Torrance Unified School District (Election of 2008-Measure Z); Series 2009, GO Bonds(f)	0.00%	08/01/2034	$3,600	$ 2,076,327
Tracy (City of), CA Community Facilities District;
Series 2022, RB	5.00%	09/01/2042	1,905	1,944,143
Series 2022, RB	5.00%	09/01/2052	2,400	2,410,084
Transbay Joint Powers Authority (Green Bonds);
Series 2020 A, RB	5.00%	10/01/2045	2,190	2,242,641
Series 2020 A, RB	5.00%	10/01/2049	2,100	2,130,970
Series 2020 B, RB	5.00%	10/01/2035	250	261,248
Series 2020 B, RB	5.00%	10/01/2038	300	310,643
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	2,000	2,062,893
University of California;
Series 2017, RB(e)	5.00%	05/15/2047	15,000	15,807,065
Series 2017, RB(d)(e)	5.00%	05/15/2048	16,000	16,961,982
Series 2018 AZ, Ref. RB	4.00%	05/15/2048	2,000	1,918,877
Series 2018 AZ, Ref. RB(d)	5.00%	05/15/2048	4,000	4,240,496
Series 2020 BE, Ref. RB	4.00%	05/15/2050	12,000	11,469,964
Series 2021 Q, Ref. RB (INS - BAM)(a)	4.00%	05/15/2051	5,040	4,800,869
University of California (Limited);
Series 2017 M, RB	4.00%	05/15/2047	10,160	9,712,791
Series 2018 O, Ref. RB	5.00%	05/15/2048	3,000	3,174,551
Upland (City of), CA Community Facilities District No. 2003-2 (Improvement Area No. 2);
Series 2015, Ref. RB	5.00%	09/01/2029	1,030	1,052,625
Series 2015, Ref. RB	5.00%	09/01/2030	1,080	1,101,049
Upland (City of), CA Community Facilities District No. 2015-1 (Improvement Area No. 1);
Series 2019 A, RB	4.00%	09/01/2049	750	651,283
Upland (City of), CA Community Facilities District No. 2016-1 (Improvement Area No. 2);
Series 2021 A, RB	4.00%	09/01/2040	260	233,308
Series 2021 A, RB	4.00%	09/01/2045	165	143,165
Series 2021 A, RB	4.00%	09/01/2051	260	218,509
Valley (City of), CA Sanitary District; Series 2005, RB	5.20%	09/02/2030	1,320	1,330,436
Victorville (City of), CA (Community Facilities District No. 07-01); Series 2012 A, RB	5.35%	09/01/2042	485	486,982
Vista Unified School District; Series 2019 A, GO Bonds	4.00%	08/01/2044	1,000	963,896
West Contra Costa Unified School District;
Series 2005, GO Bonds (INS - NATL)(a)(f)	0.00%	08/01/2025	2,500	2,291,784
Series 2020 E, GO Bonds (INS - AGM)(a)	3.00%	08/01/2045	6,465	4,975,963
West Covina (City of), CA Public Financing Authority; Series 2018 A, Ref. RB	5.00%	05/01/2031	445	482,372
West Patterson Financing Authority (Community Facilities District No. 2005-1);
Series 2021, RB	4.00%	09/01/2043	600	524,004
Series 2021, RB	4.00%	09/01/2046	745	636,807
Series 2021, RB	4.00%	09/01/2049	1,775	1,495,935
West Patterson Financing Authority (Community Facilities District No. 2015-1);
Series 2015, RB	5.25%	09/01/2035	610	627,741
Series 2015, RB	5.25%	09/01/2045	1,550	1,571,404
West Sacramento (City of), CA (Community Facilities District No. 29); Series 2019, RB	5.00%	09/01/2044	1,065	1,086,254
West Sacramento (City of), CA (Port Towne Infrasctructure); Series 2019, RB	5.00%	09/01/2037	860	896,770
Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	1,500	1,509,425
Woodland (City of), CA Community Facilities District 2004-1; Series 2019, RB	5.00%	09/01/2044	2,140	2,177,972
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(a)(f)	0.00%	08/01/2024	4,685	4,469,520
				1,983,415,269

Guam-0.74%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2042	1,120	999,579
Guam (Territory of) Department of Education (John F. Kennedy); Series 2020, Ref. COP	5.00%	02/01/2040	2,750	2,726,541

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Guam-(continued)
Guam (Territory of) International Airport Authority;
Series 2013 C, RB(b)(c)(i)	6.00%	10/01/2023	$715	$ 724,894
Series 2013 C, RB(b)(c)(i)	6.13%	10/01/2023	2,055	2,084,898
Series 2013 C, RB(b)(c)(i)	6.25%	10/01/2023	395	401,028
Series 2013 C, RB(b)(i)	6.00%	10/01/2034	285	288,944
Series 2013 C, RB(b)(i)	6.25%	10/01/2034	605	614,232
Series 2013 C, RB(b)(i)	6.13%	10/01/2043	445	451,474
Guam (Territory of) Port Authority; Series 2018 A, RB	5.00%	07/01/2048	1,825	1,854,978
Guam (Territory of) Waterworks Authority;
Series 2014 A, Ref. RB	5.00%	07/01/2035	765	770,927
Series 2020 A, RB	5.00%	01/01/2050	3,460	3,473,135
				14,390,630

Northern Mariana Islands-0.10%
Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(i)	6.25%	03/15/2028	675	648,644
Series 2005 A, RB(i)	5.50%	03/15/2031	1,415	1,302,498
				1,951,142

Puerto Rico-4.15%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	125	125,042
Series 2002, RB	5.50%	05/15/2039	9,635	9,635,560
Series 2002, RB	5.63%	05/15/2043	7,770	7,848,116
PRIFA Custodial Trust; Series 2005, RB	0.00%	03/15/2049	86	26,858
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(f)	0.00%	07/01/2024	278	260,721
Series 2021 A, GO Bonds(f)	0.00%	07/01/2033	1,069	609,160
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	464	465,262
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	925	939,436
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	917	947,153
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	902	941,145
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	876	922,190
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,731	1,550,891
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	747	654,087
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	641	548,119
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	871	719,834
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	0	3
Subseries 2022, RN	0.00%	11/01/2043	4,245	1,830,748
Subseries 2022, RN	0.00%	11/01/2051	182	175,864
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	1,100	1,117,647
Series 2022 A, Ref. RB(h)	5.00%	07/01/2037	1,500	1,474,304
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2012 A, RB(j)	5.00%	07/01/2042	4,000	2,790,000
Series 2012 A, RB(j)	5.05%	07/01/2042	1,000	697,500
Series 2013 A, RB(j)	6.75%	07/01/2036	7,350	5,292,000
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	957	887,475
Series 2022 B, RB(f)	0.00%	07/01/2032	622	388,638
Series 2022 C, RB(l)	5.00%	07/01/2053	1,064	590,524
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(i)	6.63%	06/01/2026	5,450	5,535,151

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico-(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(f)	0.00%	07/01/2024	$147	$138,580

Series 2018 A-1, RB(f)	0.00%	07/01/2027	1,524	1,249,250

Series 2018 A-1, RB(f)	0.00%	07/01/2031	1,616	1,077,063

Series 2018 A-1, RB(f)	0.00%	07/01/2033	11,974	7,152,931

Series 2018 A-1, RB	4.50%	07/01/2034	419	415,459

Series 2018 A-1, RB	4.55%	07/01/2040	342	319,384

Series 2018 A-1, RB(f)	0.00%	07/01/2046	8,788	2,252,189

Series 2018 A-1, RB(f)	0.00%	07/01/2051	13,879	2,618,690

Series 2018 A-1, RB	4.75%	07/01/2053	2,510	2,249,919

Series 2018 A-1, RB	5.00%	07/01/2058	11,595	10,757,841

Series 2019 A-2, RB	4.33%	07/01/2040	2,154	1,957,345

Series 2019 A-2, RB	4.54%	07/01/2053	65	56,211

Series 2019 A-2, RB	4.78%	07/01/2058	865	773,192

Series 2019 A-2B, RB	4.55%	07/01/2040	926	864,765

University of Puerto Rico; Series 2006 P, Ref. RB	5.00%	06/01/2030	2,190	2,127,598

				80,983,845

Virgin Islands-0.20%
Virgin Islands (Government of) Port Authority;
Series 2014 A, Ref. RB(i)	5.00%	09/01/2029	1,645	1,570,143

Series 2014 A, Ref. RB(i)	5.00%	09/01/2033	1,500	1,378,699

Virgin Islands (Government of) Public Finance Authority (Garvee); Series 2015, RB(h)	5.00%	09/01/2030	1,000	1,018,292

				3,967,134

Total Municipal Obligations (Cost $2,176,923,401)				2,084,708,020

U.S. Dollar Denominated Bonds & Notes-0.10%
California-0.10%
CalPlant I LLC;
Series 21A(h)(o)	9.50%	06/05/2023	160	160,000

Series 21B(h)(o)	9.50%	06/05/2023	605	605,000

Series 22A(h)(o)	9.50%	06/05/2023	330	330,000

Series 22B(h)(o)	9.50%	06/05/2023	30	30,000

Series 22C(h)(o)	9.50%	06/05/2023	220	220,000

Series 22X(h)	9.50%	03/31/2023	325	326,758

Series 23A(h)(o)	9.50%	03/31/2023	115	115,000

Series 23B(h)	9.50%	03/31/2023	100	100,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $1,885,000)				1,886,758

TOTAL INVESTMENTS IN SECURITIES-107.02% (Cost $2,178,808,401)				2,086,594,778

FLOATING RATE NOTE OBLIGATIONS-(7.83)%
Notes with interest and fee rates ranging from 3.95% to 3.99% at 02/28/2023 and contractual maturities of collateral ranging from 05/15/2035 to 04/01/2056 (See Note 1K)(p)				(152,730,000)

BORROWINGS-(0.16)%				(3,200,000)

OTHER ASSETS LESS LIABILITIES-0.97%				19,041,632

NET ASSETS-100.00%				$1,949,706,410

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco California Municipal Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
FGIC	- Financial Guaranty Insurance Company
FHLMC	- Federal Home Loan Mortgage Corp.
GO	- General Obligation
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.

(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.

(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.

(d)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $50,605,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.

(f)	Zero coupon bond issued at a discount.

(g)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.

(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $143,210,056, which represented 7.35% of the Fund’s Net Assets.

(i)	Security subject to the alternative minimum tax.

(j)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $9,470,350, which represented less than 1% of the Fund’s Net Assets.

(k)	Restricted security. The aggregate value of these securities at February 28, 2023 was $404,600, which represented less than 1% of the Fund’s Net Assets.

(l)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.

(m)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(n)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.

(o)	Security valued using significant unobservable inputs (Level 3). See Note 1.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $219,783,146 are held by TOB Trusts and serve as collateral for the $152,730,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco California Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $2,178,808,401)	$2,086,594,778

Cash	262,631

Receivable for:
Investments sold	3,073,181

Fund shares sold	2,518,723

Interest	22,491,598

Investments matured, at value (Cost $2,161,645)	1,569,895

Investment for trustee deferred compensation and retirement plans	130,995

Other assets	632,154

Total assets	2,117,273,955

Liabilities:
Floating rate note obligations	152,730,000

Payable for:
Borrowings	3,200,000

Investments purchased	6,278,662

Dividends	2,787,283

Fund shares reacquired	1,513,617

Accrued fees to affiliates	713,025

Accrued interest expense	25,564

Accrued trustees’ and officers’ fees and benefits	60,802

Accrued other operating expenses	75,996

Trustee deferred compensation and retirement plans	182,596

Total liabilities	167,567,545

Net assets applicable to shares outstanding	$1,949,706,410

Net assets consist of:

Shares of beneficial interest	$2,360,161,223

Distributable earnings (loss)	(410,454,813)

$1,949,706,410

Net Assets:
Class A	$1,203,777,567

Class C	$109,955,090

Class Y	$634,952,261

Class R6	$1,021,492

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	152,242,700

Class C	13,973,506

Class Y	80,285,851

Class R6	128,756

Class A:
Net asset value per share	$7.91

Maximum offering price per share (Net asset value of $7.91 ÷ 95.75%)	$8.26

Class C:
Net asset value and offering price per share	$7.87

Class Y:
Net asset value and offering price per share	$7.91

Class R6:
Net asset value and offering price per share	$7.93

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco California Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$89,622,845

Expenses:
Advisory fees	7,823,273

Administrative services fees	279,069

Custodian fees	18,255

Distribution fees:
Class A	3,059,672

Class C	1,151,134

Interest, facilities and maintenance fees	7,411,387

Transfer agent fees – A, C and Y	1,401,608

Transfer agent fees – R6	190

Trustees’ and officers’ fees and benefits	37,995

Registration and filing fees	66,466

Reports to shareholders	17,767

Professional services fees	119,261

Other	28,195

Total expenses	21,414,272

Less: Expense offset arrangement(s)	(2,036)

Net expenses	21,412,236

Net investment income	68,210,609

Realized and unrealized gain (loss) from:

Net realized gain (loss) from unaffiliated investment securities	(60,894,990)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(183,201,616)

Net realized and unrealized gain (loss)	(244,096,606)

Net increase (decrease) in net assets resulting from operations	$(175,885,997)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco California Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$68,210,609	$64,003,959

Net realized gain (loss)	(60,894,990)	1,420,277

Change in net unrealized appreciation (depreciation)	(183,201,616)	(53,632,776)

Net increase (decrease) in net assets resulting from operations	(175,885,997)	11,791,460

Distributions to shareholders from distributable earnings:
Class A	(42,985,623)	(44,892,395)

Class C	(3,103,810)	(3,545,904)

Class Y	(21,568,810)	(20,984,896)

Class R6	(42,853)	(20,209)

Total distributions from distributable earnings	(67,701,096)	(69,443,404)

Share transactions–net:
Class A	(91,353,476)	41,301,146

Class C	(18,974,367)	(5,933,605)

Class Y	54,380,018	122,195,805

Class R6	346,893	(2,630,248)

Net increase (decrease) in net assets resulting from share transactions	(55,600,932)	154,933,098

Net increase (decrease) in net assets	(299,188,025)	97,281,154

Net assets:
Beginning of year	2,248,894,435	2,151,613,281

End of year	$1,949,706,410	$2,248,894,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$8.88	$0.28	$(0.97)	$(0.69)	$(0.28)	$7.91	(7.75)%	$1,203,778	1.14%		1.14%		0.75%		3.50%		41%
Year ended 02/28/22	9.09	0.26	(0.19)	0.07	(0.28)	8.88	0.69	1,449,851	0.84		0.84		0.75		2.78		11
Year ended 02/28/21	9.28	0.28	(0.18)	0.10	(0.29)	9.09	1.11	1,443,969	0.86		0.86		0.76		3.15		28
Seven months ended 02/29/20	8.87	0.17	0.41	0.58	(0.17)	9.28	6.63	1,061,154	0.93	(d)	0.93	(d)	0.76	(d)	3.18	(d)	11
Year ended 07/31/19	8.49	0.37	0.32	0.69	(0.31)	8.87	8.35	960,939	1.13		1.13		0.81		4.36		37
Year ended 07/31/18	8.49	0.36	(0.04)	0.32	(0.32)	8.49	3.95	789,596	1.06		1.06		0.85		4.26		22
Class C
Year ended 02/28/23	8.83	0.22	(0.96)	(0.74)	(0.22)	7.87	(8.41)	109,955	1.89		1.89		1.50		2.75		41
Year ended 02/28/22	9.04	0.19	(0.19)	0.00	(0.21)	8.83	(0.08)	144,067	1.59		1.59		1.50		2.03		11
Year ended 02/28/21	9.23	0.21	(0.18)	0.03	(0.22)	9.04	0.36	153,595	1.61		1.61		1.51		2.40		28
Seven months ended 02/29/20	8.83	0.13	0.40	0.53	(0.13)	9.23	6.08	193,922	1.69	(d)	1.69	(d)	1.52	(d)	2.42	(d)	11
Year ended 07/31/19	8.45	0.31	0.32	0.63	(0.25)	8.83	7.58	178,207	1.89		1.89		1.57		3.60		37
Year ended 07/31/18	8.45	0.29	(0.03)	0.26	(0.26)	8.45	3.18	206,268	1.82		1.82		1.61		3.50		22
Class Y
Year ended 02/28/23	8.88	0.30	(0.97)	(0.67)	(0.30)	7.91	(7.52)	634,952	0.89		0.89		0.50		3.75		41
Year ended 02/28/22	9.09	0.28	(0.19)	0.09	(0.30)	8.88	0.94	654,169	0.59		0.59		0.50		3.03		11
Year ended 02/28/21	9.28	0.31	(0.19)	0.12	(0.31)	9.09	1.36	550,591	0.61		0.61		0.51		3.40		28
Seven months ended 02/29/20	8.87	0.18	0.41	0.59	(0.18)	9.28	6.78	476,142	0.69	(d)	0.69	(d)	0.52	(d)	3.42	(d)	11
Year ended 07/31/19	8.49	0.40	0.31	0.71	(0.33)	8.87	8.61	397	0.88		0.88		0.56		4.60		37
Year ended 07/31/18	8.49	0.38	(0.04)	0.34	(0.34)	8.49	4.20	227,535	0.82		0.82		0.61		4.50		22
Class R6
Year ended 02/28/23	8.91	0.31	(0.98)	(0.67)	(0.31)	7.93	(7.55)	1,021	0.84		0.84		0.45		3.80		41
Year ended 02/28/22	9.10	0.30	(0.18)	0.12	(0.31)	8.91	1.22	807	0.42		0.42		0.33		3.20		11
Year ended 02/28/21	9.29	0.31	(0.19)	0.12	(0.31)	9.10	1.38	3,457	0.58		0.58		0.48		3.43		28
Seven months ended 02/29/20	8.88	0.18	0.42	0.60	(0.19)	9.29	6.83	933	0.71	(d)	0.71	(d)	0.54	(d)	3.40	(d)	11
Period ended 07/31/19(e)	8.80	0.08	0.06	0.14	(0.06)	8.88	1.62	10	0.84	(d)	0.84	(d)	0.52	(d)	4.64	(d)	37

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $367,457,266 in connection with the acquisition of Invesco California Tax-Free Income Fund into the Fund.

(d)	Annualized.

(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco California Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to seek tax-free income.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under

31	Invesco California Municipal Fund

which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

32	Invesco California Municipal Fund

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 500 million	0.480%
Next $250 million	0.455%
Next $250 million	0.425%
Next $500 million	0.380%
Next $500 million	0.370%
Next $500 million	0.355%
Next $1.5 billion	0.350%
Over $4 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

    For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.40%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

33	Invesco California Municipal Fund

    The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $50,847 in front-end sales commissions from the sale of Class A shares and $69,118 and $12,799 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$2,084,708,020	$–	$2,084,708,020

U.S. Dollar Denominated Bonds & Notes	–	426,758	1,460,000	1,886,758

Total Investments in Securities	–	2,085,134,778	1,460,000	2,086,594,778

Other Investments - Assets

Investments Matured	–	1,569,895	–	1,569,895

Total Investments	$–	$2,086,704,673	$1,460,000	$2,088,164,673

NOTE 4–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,036.

34	Invesco California Municipal Fund

NOTE 5–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

    During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $13,797,260 with an average interest rate of 2.25%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.
    Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $152,408,077 and 4.05%, respectively.

NOTE 7–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$689,456	$94,011

Ordinary income-tax-exempt	67,011,640	69,349,393

Total distributions	$67,701,096	$69,443,404

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$12,631,761

Net unrealized appreciation (depreciation) – investments	(87,506,248)

Temporary book/tax differences	(224,874)

Capital loss carryforward	(335,355,452)

Shares of beneficial interest	2,360,161,223

Total net assets	$1,949,706,410

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds, inverse floaters, amortization and accretion on debt securities.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$95,701,967	$239,653,485	$335,355,452

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

35	Invesco California Municipal Fund

NOTE 8–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $842,977,561 and $920,255,938, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$42,473,972

Aggregate unrealized (depreciation) of investments	(129,980,220)

Net unrealized appreciation (depreciation) of investments	$(87,506,248)

    Cost of investments for tax purposes is $2,175,670,921.

NOTE 9–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, on February 28, 2023, undistributed net investment income was increased by $7,044,958, undistributed net realized gain (loss) was decreased by $7,039,801 and shares of beneficial interest was decreased by $5,157. Further, as a result of tax deferrals acquired in the reorganization of Invesco California Tax Free Income Fund into the Fund, and . These reclassifications had no effect on the net assets of the Fund.

NOTE 10–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	24,900,060	$200,588,212	24,642,948	$226,477,500

Class C	3,007,789	24,025,621	3,377,950	30,990,566

Class Y	59,470,494	479,972,817	33,910,841	312,365,642

Class R6	124,837	1,053,180	55,464	511,796

Issued as reinvestment of dividends:
Class A	2,786,096	22,316,112	2,637,873	24,220,617

Class C	238,655	1,902,545	232,762	2,126,358

Class Y	1,348,570	10,797,332	1,162,044	10,668,110

Class R6	2,863	23,014	435	3,977

Automatic conversion of Class C shares to Class A shares:
Class A	1,322,854	10,678,105	931,662	8,535,143

Class C	(1,329,355)	(10,678,105)	(936,162)	(8,535,143)

Reacquired:
Class A	(40,090,157)	(324,935,905)	(23,791,544)	(217,932,114)

Class C	(4,253,359)	(34,224,428)	(3,351,695)	(30,515,386)

Class Y	(54,207,858)	(436,390,131)	(21,976,178)	(200,837,947)

Class R6	(89,498)	(729,301)	(345,311)	(3,146,021)

Net increase (decrease) in share activity	(6,768,009)	$(55,600,932)	16,551,089	$154,933,098

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 59% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

36	Invesco California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® California Municipal Fund (subsequently renamed Invesco California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

37	Invesco California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,004.50	$6.21	$1,018.60	$6.26	1.25%
Class C	1,000.00	1,000.60	9.92	1,014.88	9.99	2.00
Class Y	1,000.00	1,005.70	4.97	1,019.84	5.01	1.00
Class R6	1,000.00	1,004.80	4.72	1,020.08	4.76	0.95

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

38	Invesco California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.98%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

39	Invesco California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School—Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes –1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco California Municipal Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROCAM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Environmental Focus Municipal Fund

Nasdaq:

A: OPAMX ∎ C: OPCMX ∎ Y: OPYMX ∎ R6: IOMUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

12	Financial Statements

15	Financial Highlights

16	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Environmental Focus Municipal Fund (the Fund), at net asset value (NAV), underper-formed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.23%
Class C Shares	-9.85
Class Y Shares	-9.00
Class R6 Shares	-8.91
S&P Municipal Bond Index▼ (Broad Market Index)	-4.91
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	-6.31

Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Au-

thority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

  Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of

  2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

  We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

  During the fiscal year, an underweight allocation to AAA-rated† bonds contributed to the Fund’s performance relative to its style-specific benchmark. At the sector level, security selection and an underweight exposure to the dedicated tax sector contributed to the Fund’s relative performance. On a state level, underweight exposure to Texas domiciled issues contributed to the Fund’s relative performance.

  An overweight exposure to intermediate duration bonds (10.00 - 14.99 years specifically) detracted from the Fund’s performance relative to its style-specific benchmark. An overweight allocation to multi-family housing bonds detracted from the Fund’s performance relative to the style-specific benchmark during the year. On a state level, overweight exposure to New York holdings were a detractor from the Fund’s relative results.

  During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

  We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well

2	Invesco Environmental Focus Municipal Fund

as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

  Thank you for investing in Invesco Environmental Focus Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: Refinitiv TM3

3 Source: Lipper Inc.

4 Source: US Federal Reserve

5 Source: JP Morgan

6 Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Tim Benzel

Eddie Bernhardt

Joshua Cooney

Tim O’Reilly

Mark Paris

Galen True

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco Environmental Focus Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Environmental Focus Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (11/7/06)	2.91%
10 Years	1.78
5 Years	0.59
1 Year	-13.10

Class C Shares
Inception (11/7/06)	2.79%
10 Years	1.67
5 Years	0.83
1 Year	-10.73

Class Y Shares
Inception (7/29/11)	3.60%
10 Years	2.37
5 Years	1.70
1 Year	-9.00

Class R6 Shares
10 Years	2.35%
5 Years	1.72
1 Year	-8.91

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Municipal Fund. The Fund was subsequently renamed the Invesco Environmental Focus Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Environmental Focus Municipal Fund

Supplemental Information

Invesco Environmental Focus Municipal Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Environmental Focus Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	91.57%

General Obligation Bonds	8.43

Top Five Debt Holdings

		% of total net assets

1.	New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds), Series 2020 A, RB	3.54%

2.	Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center), Series 2017, Ref. RB	3.23

3.	District of Columbia (Green Bonds), Series 2022 A, RB	3.15

4.	Geisinger Authority (Geisinger Health System), Series 2020, Ref. RB	2.46

5.	New York (City of), NY, Series 2021 F-1, GO Bonds	2.45

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco Environmental Focus Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations-99.40%
Arizona-2.19%
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project); Series 2018 A, RB(a)	5.25%	12/15/2038	$100	$100,400

Maricopa (County of), AZ Industrial Development Authority (Benjamin Franklin Charter School); Series 2018, RB(a)	6.00%	07/01/2052	1,000	1,025,523

Maricopa County Pollution Control Corp. (Southern California Edison); Series 2000, Ref. RB	2.40%	06/01/2035	1,000	769,659

				1,895,582

Arkansas-1.71%
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(a)(b)	5.45%	09/01/2052	1,500	1,478,346

California-12.64%
California (State of) Community Choice Financing Authority (Green Bonds); Series 2021 B-1, RB(c)	4.00%	08/01/2031	1,750	1,740,802

Series 2023, RB(c)	5.00%	08/01/2029	1,500	1,574,253

California (State of) Educational Facilities Authority (University of Redlands); Series 2022 A, RB	5.00%	10/01/2052	1,000	972,272

California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2049	1,000	884,172

California (State of) Municipal Finance Authority (Sustainability Bonds); Series 2021, RB(a)	4.00%	11/01/2036	1,625	1,469,575

California (State of) Pollution Control Financing Authority (Poseidon Resources L.P.); Series 2023, RB(a)(b)	5.00%	07/01/2038	500	516,242

California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(a)	5.00%	11/21/2045	1,650	1,662,329

California (State of) Public Finance Authority (Enso Village) (Green Bonds); Series 2021, RB(a)	5.00%	11/15/2051	1,250	1,051,347

Los Angeles (City of), CA Department of Airports (Green Bonds); Series 2022 G, RB(b)	5.25%	05/15/2047	1,000	1,063,264

				10,934,256

Colorado-3.21%
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2022, RB	5.25%	11/01/2052	1,500	1,545,285

Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3); Series 2020 A, Ref. RB	4.00%	07/15/2035	1,250	1,230,123

				2,775,408

District of Columbia-3.15%
District of Columbia (Green Bonds); Series 2022 A, RB(b)	5.50%	08/31/2034	2,500	2,729,176

Florida-5.99%
Broward (County of), FL; Series 2022 A, RB	4.00%	10/01/2045	1,000	954,425

Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(a)	4.00%	06/15/2051	2,000	1,460,561

Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(b)	7.38%	01/01/2049	900	814,995

Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(a)	5.75%	07/15/2053	100	93,483

Miami-Dade (County of), FL; Series 2021, RB	4.00%	10/01/2046	2,000	1,857,355

				5,180,819

Georgia-1.90%
Atlanta (City of), GA (Beltline); Series 2016 A, Ref. RB	5.00%	01/01/2026	1,275	1,276,646

Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens); Series 2018 A-1, RB	6.38%	12/01/2053	250	213,473

Series 2018 A-2, RB(c)	5.50%	12/01/2028	175	158,422

				1,648,541

Illinois-3.55%
Chicago (City of), IL; Series 2021 A, Ref. GO Bonds	5.00%	01/01/2033	1,000	1,037,309

Chicago (City of), IL (Chicago Works); Series 2023 A, GO Bonds	5.50%	01/01/2039	1,000	1,062,405

Chicago (City of), IL Park District; Series 2020 D, GO Bonds (INS - BAM)(d)	4.00%	01/01/2038	1,000	969,380

				3,069,094

Indiana-1.12%
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.); Series 2012 A, RB	4.25%	11/01/2030	1,000	970,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Iowa-0.10%
Clear Lake (City of), IA (Timbercrest Apartments, LLC); Series 2018, RB	6.00%	10/01/2048	$100	$88,922

Kentucky-1.10%
Henderson (City of), KY (Pratt Paper LLC); Series 2022 B, RB(a)(b)	4.45%	01/01/2042	1,000	953,294

Louisiana-3.21%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Entergy Louisiana LLC); Series 2021 B, Ref. RB	2.50%	04/01/2036	2,000	1,615,146

New Orleans (City of), LA; Series 2020 B, RB	4.00%	06/01/2050	1,300	1,160,865

				2,776,011

Maryland-3.50%
Maryland Economic Development Corp. (Green Bonds); Series 2022, RB(b)	5.25%	06/30/2052	2,000	2,008,045

Maryland Economic Development Corp. (Purple Line) (Green Bonds); Series 2022 A, RB(b)	5.00%	11/12/2028	1,000	1,020,397

				3,028,442

Massachusetts-2.62%
Massachusetts (Commonwealth of) Development Finance Agency (Green Bonds); Series 2015, RB	5.00%	07/01/2044	1,000	1,008,447

Massachusetts (Commonwealth of) Housing Finance Agency (Sustainability Bonds); Series 2020 D-1, RB	2.65%	12/01/2055	2,000	1,260,618

				2,269,065

Minnesota-10.10%
Anoka (County of), MN Housing & Redevelopment Authority (Woodland Park Apartments); Series 2011 A, RB	5.00%	04/01/2027	1,000	1,001,243

Chisago (City of), MN (CDL Homes LLC); Series 2013 B, RB	6.00%	08/01/2043	1,000	1,000,321

Cokato (City of), MN (Cokato Charitable Trust); Series 2006 A, Ref. RB	5.25%	12/01/2026	125	119,664

Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB (Acquired 08/06/2015-01/18/2019; Cost $2,301,190)(e)	6.00%	08/01/2035	2,300	1,757,787

Hayward (City of), MN (St. John’s Lutheran Home of Albert Lea); Series 2014, Ref. RB	5.38%	10/01/2044	500	328,470

International Falls (City of), MN (Boise Cascade Corp.); Series 1999, Ref. RB(b)	6.85%	12/01/2029	115	115,263

Little Canada (City of), MN (PHS/Mayfield LLC); Series 2010, Ref. RB	6.00%	12/01/2030	250	236,353

Maplewood (City of), MN (VOA Care Centers); Series 2005 A, Ref. RB	5.38%	10/01/2024	275	264,615

Minneapolis & St. Paul (Cities of), MN Housing Finance Board; Series 2007 A-2, RB (CEP - GNMA)(b)	5.52%	03/01/2041	5	4,998

Minnesota (State of) Housing Finance Agency; Series 2013 B-1, RB	5.30%	08/01/2044	1,050	1,055,304

St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	218	195,236

St. Paul (City of), MN Port Authority; Series 2007 1, RB	5.00%	08/01/2036	1,310	1,310,255

Stillwater (City of), MN (Orleans Homes);
Series 2007, RB(b)	5.38%	02/01/2032	900	876,667

Series 2007, RB(b)	5.50%	02/01/2042	510	477,534

				8,743,710

New Hampshire-1.26%
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(b)(c)	3.75%	07/02/2040	1,420	1,092,616

New Jersey-4.96%
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(a)	6.50%	11/01/2052	100	104,455

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	83	88,545

New Jersey (State of) Economic Development Authority (Portal North Bridge); Series 2022 A, RB	5.00%	11/01/2052	1,000	1,034,493

New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds); Series 2020 A, RB	5.00%	07/01/2045	3,000	3,061,083

				4,288,576

New Mexico-1.87%
Farmington (City of), NM (San Juan and Four Corners); Series 2016 B, Ref. RB	2.15%	04/01/2033	2,000	1,619,922

New York-18.28%
Metropolitan Transportation Authority (Green Bonds);
Series 2020 C-1, RB	5.00%	11/15/2050	1,000	1,006,538

Series 2020 C-1, RB	5.25%	11/15/2055	2,000	2,048,851

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Environmental Focus Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY;
Series 2018 E-1, GO Bonds	4.00%	03/01/2042	$1,000	$964,069

Series 2021 F-1, GO Bonds	4.00%	03/01/2047	2,240	2,117,703

Subseries 2022 B-1, GO Bonds	5.25%	10/01/2047	1,000	1,100,528

New York (State of) Dormitory Authority; Series 2020 A, RB	4.00%	07/01/2053	1,000	901,018

New York (State of) Dormitory Authority (Montefiore Obligated Group); Series 2020 A, Ref. RB	4.00%	09/01/2045	1,500	1,263,054

New York (State of) Housing Finance Agency (Sustainability Bonds); Series 2019 P, RB	3.05%	11/01/2049	1,000	722,504

New York (State of) Thruway Authority (Bidding Group 1); Series 2022 C, RB	5.00%	03/15/2055	1,000	1,072,160

New York City Housing Development Corp. (Sustainable Development); Series 2020 A-1-C, RB	2.80%	11/01/2045	1,000	722,413

New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB (INS - AGM)(d)	2.75%	11/15/2041	1,000	749,491

Series 2021 A, Ref. RB	2.88%	11/15/2046	1,000	700,045

Triborough Bridge & Tunnel Authority; Series 2021 C-3, RB	4.00%	05/15/2051	1,500	1,373,853

Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2022 C, RB	5.00%	05/15/2047	1,000	1,078,105

				15,820,332

Oregon-1.59%
Multnomah (County of), OR Hospital Facilities Authority (Terwilliger Plaza, Inc.); Series 2021, Ref. RB	4.00%	12/01/2051	2,000	1,380,398

Pennsylvania-4.02%
Chester (County of), PA Industrial Development Authority (Sustainability Bonds); Series 2021, RB	4.00%	12/01/2051	1,500	1,349,665

Geisinger Authority (Geisinger Health System); Series 2020, Ref. RB	4.00%	04/01/2050	2,415	2,126,608

				3,476,273

Tennessee-0.12%
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(a)	5.13%	06/01/2036	100	101,022

Texas-1.53%
San Antonio (City of), TX; Series 2020, RB	5.00%	02/01/2049	1,260	1,320,545

Washington-5.47%
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(a)(b)	5.63%	12/01/2040	2,000	1,944,073

Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center); Series 2017, Ref. RB	5.00%	08/15/2035	2,745	2,793,350

				4,737,423

Wisconsin-4.21%
Somers (Village of), WI; Series 2018 B, Ref. RB	4.85%	06/01/2036	1,235	1,251,599

Wisconsin (State of) Public Finance Authority (Beyond Boone, LLC - Appalachian State University); Series 2019 A, RB (INS - AGM)(d)	5.00%	07/01/2058	100	101,117

Wisconsin (State of) Public Finance Authority (Green Bonds); Series 2021, RB(b)	4.00%	09/30/2051	2,540	2,018,535

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(a)	5.00%	06/15/2039	100	93,941

Wisconsin (State of) Public Finance Authority (Traders Point Christian Schools);
Series 2019 A, RB(a)	5.38%	06/01/2044	100	89,023

Series 2019 A, RB(a)	5.50%	06/01/2054	100	87,047

				3,641,262

TOTAL INVESTMENTS IN SECURITIES(f) -99.40% (Cost $89,679,689)				86,019,708

OTHER ASSETS LESS LIABILITIES-0.60%				515,048

NET ASSETS-100.00%				$86,534,756

Investment Abbreviations:
AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
GNMA	- Government National Mortgage Association
GO	- General Obligation
INS	- Insurer
MTA	- Moving Treasury Average
RB	- Revenue Bonds
Ref.	- Refunding

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Environmental Focus Municipal Fund

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $14,138,272, which represented 16.34% of the Fund’s Net Assets.

(b)	Security subject to the alternative minimum tax.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)	Restricted security. The value of this security at February 28, 2023 represented 2.03% of the Fund’s Net Assets.
(f)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Environmental Focus Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $89,679,689)	$86,019,708

Cash	151,494

Receivable for:
Investments sold	15,000

Fund shares sold	24,826

Interest	1,032,373

Investment for trustee deferred compensation and retirement plans	18,136

Other assets	41,144

Total assets	87,302,681

Liabilities:
Payable for:
Investments purchased	519,155

Dividends	101,707

Fund shares reacquired	19,006

Accrued fees to affiliates	36,194

Accrued interest expense	4,189

Accrued trustees’ and officers’ fees and benefits	1,905

Accrued other operating expenses	67,633

Trustee deferred compensation and retirement plans	18,136

Total liabilities	767,925

Net assets applicable to shares outstanding	$86,534,756

Net assets consist of:
Shares of beneficial interest	$100,877,098

Distributable earnings (loss)	(14,342,342)

$86,534,756

Net Assets:
Class A	$57,366,266

Class C	$5,423,388

Class Y	$21,616,421

Class R6	$2,128,681

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	5,083,673

Class C	480,977

Class Y	1,916,306

Class R6	188,625

Class A:
Net asset value per share	$11.28

Maximum offering price per share (Net asset value of $11.28 ÷ 95.75%)	$11.78

Class C:
Net asset value and offering price per share	$11.28

Class Y:
Net asset value and offering price per share	$11.28

Class R6:
Net asset value and offering price per share	$11.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Environmental Focus Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$4,380,215

Expenses:
Advisory fees	399,089

Administrative services fees	14,916

Custodian fees	4,485

Distribution fees:
Class A	162,832

Class C	68,722

Interest, facilities and maintenance fees	101,325

Transfer agent fees – A, C and Y	88,370

Transfer agent fees – R6	274

Trustees’ and officers’ fees and benefits	16,366

Registration and filing fees	57,971

Reports to shareholders	7,072

Professional services fees	67,526

Other	10,890

Total expenses	999,838

Less: Fees waived, expenses reimbursed and/or expense offset arrangement(s)	(200,645)

Net expenses	799,193

Net investment income	3,581,022

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,866,221))	(11,815,594)

Futures contracts	580,905

(11,234,689)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(3,943,628)

Futures contracts	3,125

(3,940,503)

Net realized and unrealized gain (loss)	(15,175,192)

Net increase (decrease) in net assets resulting from operations	$(11,594,170)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Environmental Focus Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$3,581,022	$3,106,311

Net realized gain (loss)	(11,234,689)	612,818

Change in net unrealized appreciation (depreciation)	(3,940,503)	(3,615,839)

Net increase (decrease) in net assets resulting from operations	(11,594,170)	103,290

Distributions to shareholders from distributable earnings:
Class A	(1,941,556)	(4,937,949)

Class C	(149,753)	(569,669)

Class Y	(940,908)	(2,591,963)

Class R6	(60,634)	(3,704)

Total distributions from distributable earnings	(3,092,851)	(8,103,285)

Share transactions–net:
Class A	(15,128,675)	(2,446,422)

Class C	(3,208,279)	(3,729,052)

Class Y	(13,589,402)	(976,542)

Class R6	1,470,304	834,197

Net increase (decrease) in net assets resulting from share transactions	(30,456,052)	(6,317,819)

Net increase (decrease) in net assets	(45,143,073)	(14,317,814)

Net assets:
Beginning of year	131,677,829	145,995,643

End of year	$86,534,756	$131,677,829

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Environmental Focus Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$12.81	$0.40	$(1.58)	$(1.18)	$(0.35)	$–	$(0.35)	$11.28	(9.23)%	$57,366	0.79%		0.99%		0.70%		3.44%		101%
Year ended 02/28/22	13.56	0.29	(0.28)	0.01	(0.30)	(0.46)	(0.76)	12.81	(0.14)	81,812	0.74		0.90		0.70		2.11		46
Year ended 02/28/21	13.87	0.36	(0.30)	0.06	(0.37)	–	(0.37)	13.56	0.46	89,194	0.75		0.95		0.70		2.69		63
Eleven months ended 02/29/20	13.09	0.33	0.88	1.21	(0.43)	–	(0.43)	13.87	9.36	81,165	0.86	(d)	0.92	(d)	0.76	(d)	2.65	(d)	14
Year ended 03/31/19	12.68	0.48	0.40	0.88	(0.47)	–	(0.47)	13.09	7.12	54,800	0.99		1.19		0.95		3.76		79
Year ended 03/31/18	12.71	0.45	(0.01)	0.44	(0.47)	–	(0.47)	12.68	3.49	60,899	0.98		1.13		0.95		3.49		9
Class C
Year ended 02/28/23	12.80	0.31	(1.57)	(1.26)	(0.26)	–	(0.26)	11.28	(9.85)	5,423	1.54		1.74		1.45		2.69		101
Year ended 02/28/22	13.56	0.20	(0.29)	(0.09)	(0.21)	(0.46)	(0.67)	12.80	(0.87)	9,678	1.42		1.65		1.38		1.43		46
Year ended 02/28/21	13.86	0.28	(0.29)	(0.01)	(0.29)	–	(0.29)	13.56	(0.01)	13,982	1.30		1.70		1.25		2.14		63
Eleven months ended 02/29/20	13.08	0.26	0.87	1.13	(0.35)	–	(0.35)	13.86	8.77	26,381	1.62	(d)	1.68	(d)	1.31	(d)	2.10	(d)	14
Year ended 03/31/19	12.66	0.39	0.41	0.80	(0.38)	–	(0.38)	13.08	6.47	25,961	1.75		1.95		1.62		3.10		79
Year ended 03/31/18	12.70	0.35	(0.02)	0.33	(0.37)	–	(0.37)	12.66	2.65	29,457	1.73		1.88		1.70		2.73		9
Class Y
Year ended 02/28/23	12.80	0.43	(1.57)	(1.14)	(0.38)	–	(0.38)	11.28	(8.93)	21,616	0.54		0.74		0.45		3.69		101
Year ended 02/28/22	13.56	0.32	(0.29)	0.03	(0.33)	(0.46)	(0.79)	12.80	0.03	39,370	0.49		0.65		0.45		2.36		46
Year ended 02/28/21	13.86	0.39	(0.29)	0.10	(0.40)	–	(0.40)	13.56	0.78	42,810	0.50		0.70		0.45		2.94		63
Eleven months ended 02/29/20	13.09	0.36	0.87	1.23	(0.46)	–	(0.46)	13.86	9.54	46,639	0.62	(d)	0.68	(d)	0.51	(d)	2.91	(d)	14
Year ended 03/31/19	12.68	0.49	0.41	0.90	(0.49)	–	(0.49)	13.09	7.26	26,214	0.74		0.94		0.82		3.89		79
Year ended 03/31/18	12.71	0.45	(0.00)	0.45	(0.48)	–	(0.48)	12.68	3.57	27,590	0.72		0.87		0.87		3.55		9
Class R6
Year ended 02/28/23	12.81	0.42	(1.56)	(1.14)	(0.38)	–	(0.38)	11.29	(8.91)	2,129	0.54		0.67		0.45		3.69		101
Year ended 02/28/22	13.57	0.30	(0.26)	0.04	(0.34)	(0.46)	(0.80)	12.81	0.09	817	0.49		0.57		0.45		2.36		46
Year ended 02/28/21	13.87	0.41	(0.30)	0.11	(0.41)	–	(0.41)	13.57	0.88	10	0.40		0.71		0.35		3.04		63
Period ended 02/29/20(e)	13.29	0.31	0.66	0.97	(0.39)	–	(0.39)	13.87	7.42	10	0.57	(d)	0.63	(d)	0.41	(d)	3.00	(d)	14

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Environmental Focus Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Environmental Focus Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

16	Invesco Environmental Focus Municipal Fund

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

17	Invesco Environmental Focus Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Other Risks - Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The risk of a municipal obligation generally depends on the financial and credit status of the issuer. Constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives, and the issuer’s regional economic conditions may affect the municipal security’s value, interest payments, repayment of principal and the Fund’s ability to sell the security. Failure of a municipal security issuer to comply with applicable tax requirements may make income paid thereon taxable, resulting in a decline in the security’s value. In addition, there could be changes in applicable tax laws or tax treatments that reduce or eliminate the current federal income tax exemption on municipal securities or otherwise adversely affect the current federal or state tax status of municipal securities.

Because the Fund evaluates environmental focus factors to assess and exclude certain investments for non-financial reasons, it may forego some market opportunities available to funds that do not use these factors. The issuers that are deemed appropriate to meet the Fund’s standards for high potential positive environmental impact based on the Adviser’s proprietary process to evaluate municipal securities in different sectors based on pre-determined environmental and sustainability factors may underperform similar issuers that do not meet the Fund’s standards or may underperform the stock market as a whole. As a result, the Fund may underperform funds that do not focus on investing in issuers with high potential for positive environmental impact or funds that use a different environmental focus investment process or methodology. Information used by the Fund to evaluate environmental factors may not be readily available, complete or accurate, which could negatively impact the Fund’s ability to apply its investment process, which in turn could negatively impact the Fund’s performance. In addition, the Fund’s assessment of an issuer’s high potential positive environmental impact may differ from that of other funds or an investor. As a result, the issuers deemed eligible for inclusion in the Fund’s portfolio may not reflect the beliefs or values of any particular investor and may not be deemed to exhibit positive or favorable environmental focus characteristics if different metrics were used to evaluate them.

Active trading of portfolio securities may result in added expenses, a lower return and increased tax liability.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

18	Invesco Environmental Focus Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.400%

Next $ 500 million	0.350%

Next $ 500 million	0.300%

Over $1.5 billion	0.280%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.39%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 0.70%, 1.45%, 0.45% and 0.45%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

For the year ended February 28, 2023, the Adviser waived advisory fees of $111,708 and reimbursed class level expenses of $56,809, $5,969, $25,592 and $274 of Class A, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $234 in front-end sales commissions from the sale of Class A shares and $2,390 and $840 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

19	Invesco Environmental Focus Municipal Fund

As of February 28, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$580,905

Change in Net Unrealized Appreciation:
Futures contracts	3,125

Total	$584,030

The table below summarizes the average notional value of derivatives held during the period.
Futures Contracts

Average notional value	$5,086,753

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $30,700,441 and securities sales of $49,235,407, which resulted in net realized gains (losses) of $(1,866,221).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $293.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $1,129,041 with an average interest rate of 4.08%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

20	Invesco Environmental Focus Municipal Fund

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $115,385 and 1.95%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$61,567	$113,948

Long-term capital gain	–	4,930,123

Ordinary income-tax-exempt	3,031,284	3,059,214

Total distributions	$3,092,851	$8,103,285

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$467,113

Net unrealized appreciation (depreciation) – investments	(3,344,292)

Temporary book/tax differences	(16,646)

Capital loss carryforward	(11,448,517)

Shares of beneficial interest	100,877,098

Total net assets	$86,534,756

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund does not have a capital loss carryforward as of February 28, 2023.

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$6,430,258	$5,018,259	$11,448,517

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $97,686,416 and $120,242,564, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$1,394,159

Aggregate unrealized (depreciation) of investments	(4,738,451)

Net unrealized appreciation (depreciation) of investments	$(3,344,292)

Cost of investments for tax purposes is $89,364,000.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, distributions and amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $16,716, undistributed net realized gain (loss) was increased by $32,259 and shares of beneficial interest was decreased by $48,975. This reclassification had no effect on the net assets of the Fund.

21	Invesco Environmental Focus Municipal Fund

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	979,815	$11,327,270	811,975	$11,138,286

Class C	17,487	202,245	46,272	638,621

Class Y	1,315,819	15,133,276	680,339	9,297,103

Class R6	170,376	1,984,804	62,839	831,506

Issued as reinvestment of dividends:
Class A	107,015	1,228,877	271,319	3,655,261

Class C	9,984	114,592	35,889	483,120

Class Y	45,997	528,134	127,516	1,718,444

Class R6	4,660	53,203	237	3,080

Automatic conversion of Class C shares to Class A shares:
Class A	133,485	1,553,612	185,528	2,523,247

Class C	(133,581)	(1,553,612)	(185,674)	(2,523,247)

Reacquired:
Class A	(2,524,129)	(29,238,434)	(1,456,709)	(19,763,216)

Class C	(169,172)	(1,971,504)	(171,508)	(2,327,546)

Class Y	(2,520,150)	(29,250,812)	(889,909)	(11,992,089)

Class R6	(50,208)	(567,703)	(31)	(389)

Net increase (decrease) in share activity	(2,612,602)	$(30,456,052)	(481,917)	$(6,317,819)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco Environmental Focus Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Environmental Focus Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Environmental Focus Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023 and the eleven months ended February 29, 2020 for Class A, Class C and Class Y.
For each of the three years in the period ended February 28, 2023 and the period May 24, 2019 (commencement date) through February 29, 2020 for Class R6.

The financial statements of Oppenheimer Municipal Fund (subsequently renamed Invesco Environmental Focus Municipal Fund) as of and for the year ended March 31, 2019 and the financial highlights for each of the periods ended on or prior to March 31, 2019 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated May 15, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco Environmental Focus Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$995.40	$4.25	$1,020.53	$4.31	0.86%
Class C	1,000.00	992.50	7.95	1,016.81	8.05	1.61
Class Y	1,000.00	997.60	3.02	1,021.77	3.06	0.61
Class R6	1,000.00	997.60	3.02	1,021.77	3.06	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24	Invesco Environmental Focus Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.01%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco Environmental Focus Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Board Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Environmental Focus Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Environmental Focus Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-MUNI-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco High Yield Municipal Fund

Nasdaq:

A: ACTHX ∎ C: ACTFX ∎ Y: ACTDX ∎ R5: ACTNX ∎ R6: ACTSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

43	Financial Statements

47	Financial Highlights

48	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm

56	Fund Expenses

57	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco High Yield Municipal Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco High Yield Municipal Index, the Fund’s style-specific benchmark.

  Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.91%
Class C Shares	-10.60
Class Y Shares	-9.75
Class R5 Shares	-9.72
Class R6 Shares	-9.65
S&P Municipal Bond High Yield Index▼ (Broad Market Index)	-8.57
Custom Invesco High Yield Municipal Index∎ (Style-Specific Index)	-7.78
Lipper High Yield Municipal Debt Funds Index◆ (Peer Group Index)	-9.48

Source(s): ▼RIMES Technologies Corp.; ∎ Invesco, RIMES Technologies Corp.; ◆Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued

to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, underweight allocations to multifamily housing and state general obligation bonds contributed to the Fund’s relative return. Security selection in non-rated† credits also added to relative performance. On a regional level, underweight exposure to credits domiciled in Pennsylvania contributed to relative performance.

    An overweight allocation to the public power sector detracted from the Fund’s relative performance over the fiscal year. Overweight exposure to longer duration bonds also detracted from relative performance. On a regional level, underweight exposure to bonds domiciled in Puerto Rico detracted from relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and

2	Invesco High Yield Municipal Fund

magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco High Yield Municipal Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: Refinitiv TM3

3	Source: Lipper Inc.

4	Source: US Federal Reserve

5	Source: JP Morgan

6	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Jack Connelly

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3	Invesco High Yield Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1	Source: RIMES Technologies Corp.
2	Source: Invesco, RIMES Technologies Corp.
3	Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco High Yield Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (1/2/86)	5.28%
10 Years	2.60
5 Years	0.54
1 Year	-13.72

Class C Shares
Inception (12/10/93)	4.57%
10 Years	2.44
5 Years	0.69
1 Year	-11.46

Class Y Shares
Inception (3/1/06)	4.07%
10 Years	3.30
5 Years	1.68
1 Year	-9.75

Class R5 Shares
Inception (4/30/12)	3.85%
10 Years	3.27
5 Years	1.66
1 Year	-9.72

Class R6 Shares
10 Years	3.23%
5 Years	1.75
1 Year	-9.65

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen High Yield Municipal Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen High Yield Municipal Fund (renamed Invesco High Yield Municipal Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had fees not been waived and/or expenses reimbursed currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco High Yield Municipal Fund

Supplemental Information

Invesco High Yield Municipal Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎

The Custom Invesco High Yield Municipal Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index is considered representative of investment-grade US municipal bonds.

∎	The Lipper High Yield Municipal Debt Funds Index is an unmanaged index considered representative of high-yield municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco High Yield Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	82.16%

General Obligation Bonds	15.38

Pre-Refunded Bonds	1.39

Other	1.07

Top Five Debt Holdings
% of total net assets

1. Jefferson (County of), AL, Series 2013 F, Revenue Wts.	1.24%

2. Children’s Trust Fund, Series 2005 A, RB	1.05

3. Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	0.99

4. Inland Empire Tobacco Securitization Corp., Series 2007 C-1, RB	0.93

5. New York (City of), NY Municipal Water Finance Authority, Series 2023 CC, VRD RB	0.86

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco High Yield Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–113.44%(a)
Alabama–3.64%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	6.00%	06/01/2050	$8,650	$ 7,612,209
Black Belt Energy Gas District (The); Series 2022 F, RB(b)	5.50%	12/01/2028	4,000	4,225,814
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(c)	5.75%	10/01/2049	8,500	8,800,371
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village);
Series 2007, RB (Acquired 03/25/2020; Cost $945,200)(d)(e)	5.50%	01/01/2028	1,390	861,800
Series 2007, RB (Acquired 04/27/2007-03/25/2019; Cost $18,675,698)(d)(e)	5.50%	01/01/2043	21,290	13,199,800
Series 2008 A, RB (Acquired 06/30/2008-11/12/2009; Cost $4,404,879)(d)(e)	6.88%	01/01/2043	4,470	2,771,400
Series 2011 A, RB (Acquired 09/20/2011; Cost $2,561,987)(d)(e)	7.50%	01/01/2047	2,600	1,612,000
Series 2012 A, RB (Acquired 11/07/2012; Cost $6,575,000)(d)(e)	5.63%	01/01/2042	6,575	4,076,500
Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(f)(g)	6.50%	10/01/2038	7,000	7,159,672
Series 2013 C, Revenue Wts. (INS - AGM)(f)(g)	6.60%	10/01/2042	11,700	11,946,650
Series 2013 F, Revenue Wts.(f)	7.50%	10/01/2039	27,640	28,405,352
Series 2013 F, Revenue Wts.(f)	7.75%	10/01/2046	95,055	97,559,226
Series 2013 F, Revenue Wts.(f)	7.90%	10/01/2050	64,150	65,801,497
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(b)	5.50%	12/01/2029	3,800	4,074,854
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(h)	5.25%	05/01/2044	34,100	29,584,799
				287,691,944

Alaska–0.05%
Alaska (State of) Municipal Bond Bank Authority (Master Resolution); Series 2017 A, RB	5.50%	10/01/2046	505	526,407
Northern Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(i)	0.00%	06/01/2066	29,999	3,562,410
				4,088,817

American Samoa–0.19%
American Samoa (Territory of) Economic Development Authority; Series 2015 A, Ref. RB	6.63%	09/01/2035	14,345	14,968,629

Arizona–2.54%
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2019, RB(h)	5.00%	07/01/2039	1,000	972,737
Series 2019, RB(h)	5.00%	07/01/2049	1,000	913,959
Series 2022, RB(h)	5.25%	07/01/2052	500	469,429
Arizona (State of) Industrial Development Authority (American Charter Schools Foundation);
Series 2017, Ref. RB(h)	6.00%	07/01/2037	13,845	14,241,388
Series 2017, Ref. RB(h)	6.00%	07/01/2047	19,660	19,948,990
Arizona (State of) Industrial Development Authority (Basis Schools);
Series 2017 A, Ref. RB(h)	5.13%	07/01/2037	1,180	1,166,356
Series 2017 A, Ref. RB(h)	5.38%	07/01/2050	6,000	5,699,205
Series 2017 D, Ref. RB(h)	5.00%	07/01/2051	3,300	2,955,685
Series 2017 G, Ref. RB(h)	5.00%	07/01/2037	1,105	1,078,426
Series 2017 G, Ref. RB(h)	5.00%	07/01/2051	1,000	895,662
Arizona (State of) Industrial Development Authority (Benjamin Franklin Charter School);
Series 2023, RB(h)	5.00%	07/01/2043	1,000	949,741
Series 2023, RB(h)	5.25%	07/01/2053	1,000	940,808
Arizona (State of) Industrial Development Authority (Doral Academy of Nevada - Fire Mesa & Red Rock Campus); Series 2019 A, IDR(h)	5.00%	07/15/2039	2,650	2,512,578
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation);
Series 2016, RB(h)	5.70%	07/01/2047	9,730	9,808,235
Series 2016, RB(h)	5.80%	07/01/2052	4,920	4,965,421
Arizona (State of) Industrial Development Authority (Leman Academy– Parker Colorado); Series 2019, RB(h)	5.00%	07/01/2054	6,210	5,336,871
Arizona (State of) Industrial Development Authority (Linder Village); Series 2020, RB(h)	5.00%	06/01/2031	6,000	5,961,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, RB(h)	5.25%	12/15/2038	$1,015	$ 1,019,061
Series 2018 A, RB(h)	5.50%	12/15/2048	2,265	2,252,434
Arizona (State of) Industrial Development Authority (Phoenix Children’s Hospital); Series 2020 A, RB(j)	4.00%	02/01/2050	15,285	13,723,854
Arizona (State of) Industrial Development Authority (Somerset Academy of Las Vegas - Lone Mountain Campus); Series 2019 A, IDR(h)	5.00%	12/15/2049	500	451,546
Glendale (City of), AZ Industrial Development Authority (Sun Health Services); Series 2019 A, Ref. RB	5.00%	11/15/2054	12,000	10,695,106
Glendale (City of), AZ Industrial Development Authority (Terraces of Phoenix); Series 2018 A, Ref. RB	5.00%	07/01/2048	1,500	1,209,556
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	4.00%	11/15/2027	1,935	1,816,025
Series 2017, Ref. RB	5.00%	11/15/2040	1,485	1,289,204
Series 2017, Ref. RB	5.00%	11/15/2045	9,390	7,748,636
Series 2018, RB	5.00%	11/15/2053	5,970	4,719,254
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2019, Ref. RB(h)	5.00%	07/01/2054	950	844,481
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools);
Series 2016, Ref. RB(h)	5.00%	07/01/2036	2,475	2,474,829
Series 2016, Ref. RB(h)	5.00%	07/01/2047	1,525	1,427,157
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 3,668,697)(e)	5.50%	11/15/2034	3,695	2,921,363
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 6,015,000)(e)	5.75%	11/15/2040	6,015	4,544,129
Phoenix (City of), AZ Industrial Development Authority (Basis Schools);
Series 2015, Ref. RB(h)	5.00%	07/01/2045	3,515	3,235,239
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	2,125	1,944,427
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	1,650	1,509,790
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools);
Series 2014 A, RB(h)	6.75%	07/01/2044	5,250	5,354,166
Series 2015, Ref. RB(h)	5.00%	07/01/2045	1,845	1,700,355
Phoenix (City of), AZ Industrial Development Authority (The) (Overland Crossing); Series 2022, RB(h)	9.50%	04/01/2052	7,900	7,103,058
Pima (County of), AZ Industrial Development Authority (Acclaim Charter School);
Series 2006, RB	5.70%	12/01/2026	1,030	997,891
Series 2006, RB	5.80%	12/01/2036	4,385	3,885,727
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(h)	5.38%	06/15/2035	2,370	2,387,766
Series 2015, Ref. RB(h)	5.63%	06/15/2045	3,500	3,503,006
Series 2019, Ref. RB(h)	5.00%	06/15/2052	6,050	5,394,718
Series 2022, Ref. RB(h)	4.00%	06/15/2051	8,800	6,454,991
Pima (County of), AZ Industrial Development Authority (Career Success Schools);
Series 2020, Ref. RB(h)	5.50%	05/01/2040	1,125	1,050,293
Series 2020, Ref. RB(h)	5.75%	05/01/2050	5,000	4,643,954
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.25%	05/01/2044	3,000	3,058,090
Pima (County of), AZ Industrial Development Authority (Imagine East Mesa Charter Schools); Series 2019, RB(h)	5.00%	07/01/2049	1,500	1,350,080
Pima (County of), AZ Industrial Development Authority (Premier Charter High School);
Series 2016 A, Ref. RB(h)	7.00%	07/01/2045	3,152	2,972,384
Series 2016 B, Ref. RB(k)	2.07%	07/01/2045	1,735	433,839
Series 2016 C, Ref. RB(k)	2.07%	07/01/2045	1,036	10,355
Pima (County of), AZ Industrial Development Authority (Riverbend Prep); Series 2010, RB(h)	7.00%	09/01/2037	3,227	3,227,161
Sundance Community Facilities District (Assessment District No. 2); Series 2003, RB(h)	7.13%	07/01/2027	335	329,412
Sundance Community Facilities District (Assessment District No. 3); Series 2004, RB	6.50%	07/01/2029	91	88,343
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(h)	6.13%	10/01/2047	2,800	2,170,212
Series 2017 A, RB(h)	6.13%	10/01/2052	2,800	2,124,881
				200,883,718

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arkansas–0.38%
Arkansas (State of) Development Finance Authority (Big River Steel); Series 2019, RB(c)(h)	4.50%	09/01/2049	$16,750	$ 14,897,492
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(c)(h)	5.45%	09/01/2052	15,500	15,276,247
				30,173,739

California–10.60%
Antelope Valley Community College District; Series 2022, GO Bonds (INS - AGM)(g)(j)(l)	3.00%	08/01/2050	10,000	7,353,404
Bay Area Toll Authority (San Francisco Bay Area); Series 2017 F-1, RB(b)(j)(l)(m)	5.00%	04/01/2027	21,000	22,920,624
Brentwood Union School District (Election of 2016); Series 2022, GO Bonds
California (State of);	5.25%	08/01/2052	4,250	4,711,027
Series 2020, GO Bonds (INS - BAM)(g)	3.00%	03/01/2046	8,195	6,512,662
Series 2020, GO Bonds (INS - BAM)(g)	3.00%	03/01/2050	4,000	3,069,484
California (State of) Community Choice Financing Authority (Green Bonds); Series 2023 C, RB(b)	5.25%	10/01/2031	3,500	3,644,347
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	1,000	882,626
Series 2020 B-2, Ref. RB(i)	0.00%	06/01/2055	12,780	2,132,824
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(i)	0.00%	06/01/2046	25,000	6,073,575
California (State of) Educational Facilities Authority (Stanford University);
Series 2010, RB(j)	5.25%	04/01/2040	8,745	10,430,732
Series 2013, RB(j)	5.00%	10/01/2032	6,255	7,570,625
Series 2014 U-6, RB(j)	5.00%	05/01/2045	15,000	17,340,579
California (State of) Health Facilities Financing Authority (Cedars Sinai Health System); Series 2021, Ref. RB	3.00%	08/15/2051	10,000	7,160,220
California (State of) Health Facilities Financing Authority (Kaiser Permanente); Subseries 2017 A-2, RB(j)	5.00%	11/01/2047	10,000	11,341,727
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	1,500	1,502,386
California (State of) Municipal Finance Authority (California Baptist University);
Series 2016 A, RB(h)	5.00%	11/01/2036	1,500	1,512,378
Series 2016 A, RB(h)	5.00%	11/01/2046	1,500	1,433,768
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2047	9,635	9,732,385
California (State of) Municipal Finance Authority (Goodwill Industries of Sacramento & Nevada);
Series 2012, RB(h)	6.63%	01/01/2032	865	858,078
Series 2012, RB(h)	6.88%	01/01/2042	1,465	1,404,843
California (State of) Municipal Finance Authority (Palomar Health); Series 2022 A, Ref. COP (INS - AGM)(g)	5.25%	11/01/2052	3,000	3,161,578
California (State of) Municipal Finance Authority (UCR North District Phase 1 Student Housing); Series 2019, RB (INS - BAM)(g)	5.00%	05/15/2052	1,375	1,413,989
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(c)	4.00%	07/15/2029	10,960	10,500,494
California (State of) Pollution Control Financing Authority;
Series 2012, RB(c)(h)	5.00%	07/01/2037	13,500	13,534,534
Series 2012, RB(c)(h)	5.00%	11/21/2045	20,710	20,734,345
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2016, RB (Acquired 01/22/2016-09/26/2017; Cost $9,847,500)(c)(d)(e)(h)	7.00%	12/01/2027	9,925	992,500
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021, RB(h)	5.00%	11/15/2036	1,000	937,580
Series 2021, RB(h)	5.00%	11/15/2046	2,000	1,717,039
Series 2021, RB(h)	5.00%	11/15/2051	1,735	1,459,270
Series 2021, RB(h)	5.00%	11/15/2056	915	753,813
California (State of) Public Finance Authority (Excelsior Charter Schools);
Series 2020 A, RB(h)	5.00%	06/15/2050	1,540	1,387,625
Series 2020 A, RB(h)	5.00%	06/15/2055	1,030	914,364
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital); Series 2017, Ref. RB	5.00%	10/15/2037	3,430	3,494,800
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	6.40%	07/01/2048	3,000	3,014,940
California (State of) School Finance Authority (Aspire Public School); Series 2016, Ref. RB(h)	5.00%	08/01/2046	2,285	2,283,712

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) School Finance Authority (Aspire Public Schools Obligated Group);
Series 2020 A, RB(h)	5.00%	08/01/2050	$1,200	$ 1,189,944
Series 2022, RB(h)	5.00%	08/01/2052	1,000	985,704
California (State of) School Finance Authority (Green Dot Public Schools);
Series 2022, Ref. RB(h)	5.00%	08/01/2032	700	730,258
Series 2022, Ref. RB(h)	5.38%	08/01/2042	1,150	1,189,092
Series 2022, Ref. RB(h)	5.75%	08/01/2052	1,160	1,211,876
California (State of) School Finance Authority (New Designs Charter School);
Series 2012, RB	5.50%	06/01/2042	5,000	5,001,502
Series 2019 A, RB(h)	5.00%	06/01/2040	750	722,246
Series 2019 A, RB(h)	5.00%	06/01/2050	1,060	981,299
California (State of) School Finance Authority (TEACH Public Schools); Series 2019 A, RB(h)	5.00%	06/01/2058	500	456,885
California (State of) Statewide Communities Development Authority; Series 2022, RB (INS - AGM)(g)(j)	5.38%	08/15/2057	10,000	10,636,699
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2014 A, RB(h)	6.13%	11/01/2033	1,560	1,579,146
California (State of) Statewide Communities Development Authority (Creative Child Care & Team Charter); Series 2015, RB(h)	6.75%	06/01/2045	6,635	6,441,082
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2022 A, RB (INS - AGM)(g)	5.25%	08/15/2052	2,000	2,116,939
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	4,350	4,349,766
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2044	3,000	2,919,861
Series 2016 A, RB(h)	5.25%	12/01/2056	6,605	6,228,172
Series 2018 A, RB(h)	5.50%	12/01/2058	49,340	48,510,609
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(h)	5.25%	07/01/2052	1,450	1,261,251
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002, RB	6.00%	05/01/2043	15,000	15,261,687
Series 2006 A, RB(i)	0.00%	06/01/2046	181,950	43,509,813
Series 2006 C, RB(h)(i)	0.00%	06/01/2055	91,150	4,843,483
California School Facilities Financing Authority; Series 2010, RB (INS - AGM)(g)(i)	0.00%	08/01/2049	29,405	7,402,585
Fairfield (City of), CA Community Facilities District No. 2007-1 (Fairfield Commons);
Series 2008, RB	6.50%	09/01/2023	330	335,355
Series 2008, RB	6.75%	09/01/2028	2,550	2,595,519
Series 2008, RB	6.88%	09/01/2038	4,440	4,521,087
Foothill-Eastern Transportation Corridor Agency;
Series 2014 A, Ref. RB(b)(m)	6.00%	01/15/2024	20,000	20,500,396
Series 2014 A, Ref. RB (INS - AGM)(g)(i)	0.00%	01/15/2036	61,010	35,988,512
Series 2014 A, Ref. RB (INS - AGM)(g)(i)	0.00%	01/15/2037	20,000	11,085,422
Series 2014 A, Ref. RB(f)	6.85%	01/15/2042	5,000	5,353,016
Series 2014 C, Ref. RB(b)(m)	6.50%	01/15/2024	10,750	11,053,446
Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(i)	0.00%	06/01/2066	585,053	58,155,029
Inland Empire Tobacco Securitization Corp.;
Series 2007 C-1, RB(i)	0.00%	06/01/2036	173,915	73,351,573
Series 2007 D, RB(i)	0.00%	06/01/2057	46,635	3,209,640
Series 2007 F, RB(h)(i)	0.00%	06/01/2057	99,650	4,777,012
Long Beach (City of), CA; Series 2022 C, RB (INS - AGM)(c)(g)	5.25%	06/01/2047	1,750	1,848,618
Long Beach Community College District (Election of 2008); Series 2012 B, GO Bonds(f)	4.75%	08/01/2049	12,000	7,941,007
Los Angeles (City of), CA Department of Airports; Series 2021 A, Ref. RB(c)(j)(l)	5.00%	05/15/2051	5,000	5,162,355
Los Angeles (City of), CA Department of Airports (Green Bonds); Series 2022 G, RB(c)	4.00%	05/15/2047	3,000	2,789,495
Oak Grove School District (Election of 2008); Series 2023 A-2, GO Bonds	4.00%	08/01/2049	5,000	4,746,828
Oakland Unified School District (County of Alameda); Series 2021 A, GO Bonds (INS - BAM)(g)	4.00%	08/01/2046	9,940	9,566,265
Sacramento (County of), CA (Metro Air Park Community); Series 2022, Ref. RB	5.00%	09/01/2042	1,000	992,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Bernardino City Unified School District;
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2036	$7,650	$ 4,409,254
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2037	13,130	7,127,804
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2038	13,515	6,917,397
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2039	13,895	6,735,089
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2040	14,280	6,533,833
Series 2011 D, GO Bonds (INS - AGM)(g)(i)	0.00%	08/01/2041	14,080	6,136,551
San Diego (County of), CA Regional Airport Authority;
Series 2021 B, RB(c)	4.00%	07/01/2056	2,660	2,332,203
Series 2021 B, RB(c)(j)	5.00%	07/01/2056	13,970	14,295,090
San Diego Unified School District (Election of 2008); Series 2012 E, GO Bonds(f)	5.25%	07/01/2042	10,000	7,201,549
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2022 A, Ref. RB(c)	5.00%	05/01/2052	1,435	1,473,764
Series 2019 E, RB(c)	5.00%	05/01/2050	13,040	13,269,790
San Francisco (City & County of), CA Community Facilities District No. 2014-1 (Transbay Transit Center); Series 2022 A, RB	5.00%	09/01/2052	1,025	1,071,996
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 C, RB(i)	0.00%	08/01/2036	5,710	2,672,045
Series 2013 C, RB(i)	0.00%	08/01/2038	2,000	820,518
Series 2013 C, RB(i)	0.00%	08/01/2043	17,000	5,168,250
San Francisco (City of), CA Bay Area Rapid Transit District; Series 2022, GO Bonds (INS - AGM)(g)(j)(l)	3.00%	08/01/2050	16,770	12,714,477
San Francisco Community College District (Election of 2020); Series 2020 A, GO Bonds (INS - BAM)(g)	3.00%	06/15/2045	8,225	6,168,108
San Jose (City of), CA;
Series 2017 A, RB(c)(j)(l)	5.00%	03/01/2041	10,000	10,218,747
Series 2017 A, RB(c)(j)(l)	5.00%	03/01/2047	20,000	20,283,652
San Jose (City of), CA (Helzer Courts Apartments); Series 1999 A, RB(c)	6.40%	12/01/2041	13,093	12,811,989
San Luis Coastal Unified School District (Election of 2022); Series 2023 A, GO Bonds	4.00%	08/01/2049	10,000	9,773,588
Santee School District (Election of 2006); Series 2006 D, GO Bonds (INS - AGC)(g)(i)	0.00%	08/01/2038	4,355	2,304,269
Savanna School District (Election of 2008); Series 2012 B, GO Bonds (INS - AGM)(f)(g)	6.75%	02/01/2052	7,500	5,408,204
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(i)	0.00%	06/01/2036	10,000	4,796,815
Series 2007 A, RB(i)	0.00%	06/01/2047	20,000	4,906,456
Southern California Logistics Airport Authority;
Series 2007, RB	6.15%	12/01/2043	4,400	4,399,569
Series 2008 A, RB	6.00%	12/01/2033	1,475	1,474,380
Series 2008 A, RB(i)	0.00%	12/01/2045	18,085	3,669,390
Series 2008 A, RB(i)	0.00%	12/01/2046	18,085	3,411,198
Series 2008 A, RB(i)	0.00%	12/01/2047	18,085	3,167,872
Series 2008 A, RB(i)	0.00%	12/01/2048	18,085	2,940,717
Series 2008 A, RB(i)	0.00%	12/01/2049	18,085	2,728,639
Series 2008 A, RB(i)	0.00%	12/01/2050	18,085	2,530,970
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2006, RB(i)	0.00%	06/01/2046	31,025	5,736,758
Series 2019, Ref. RB(i)	0.00%	06/01/2054	19,300	3,511,164
Vallejo (City of), CA Public Financing Authority (Hiddenbrooke Improvement District); Series 2004 A, RB	5.80%	09/01/2031	3,165	3,197,802
				837,711,998

Colorado–12.07%
3rd and Havana Metropolitan District;
Series 2020 A, GO Bonds	5.25%	12/01/2049	3,200	2,667,333
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	1,724,363
64th Ave ARI Authority; Series 2020, RB	6.50%	12/01/2043	14,000	13,250,034
Aberdeen Metropolitan District No. 2; Series 2021, Ref. GO Bonds(f)	5.75%	12/01/2051	6,055	3,762,478
Amber Creek Metropolitan District; Series 2017 B, GO Bonds	7.75%	12/15/2047	463	425,465
Aurora Crossroads Metropolitan District No. 2; Series 2020 B, GO Bonds	7.75%	12/15/2050	3,500	3,197,987

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Aurora Highlands Community Authority Board; Series 2021 A, Ref. RB	5.75%	12/01/2051	$40,000	$ 35,655,012
Banning Lewis Ranch Metropolitan District No. 4;
Series 2018 A, GO Bonds	5.75%	12/01/2048	4,998	4,964,286
Series 2018 B, GO Bonds	8.00%	12/15/2048	2,063	1,946,756
Series 2018 C, GO Bonds	8.00%	12/15/2051	4,134	3,380,014
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,179,822
Series 2018 B, GO Bonds	8.00%	12/15/2048	511	482,207
Series 2018 C, GO Bonds	8.00%	12/15/2051	1,942	1,586,937
Banning Lewis Ranch Metropolitan District No. 8; Series 2021, GO Bonds(h)	4.88%	12/01/2051	4,500	3,455,676
Banning Lewis Ranch Regional Metropolitan District No. 1;
Series 2018 A, GO Bonds	5.38%	12/01/2048	2,500	2,377,405
Series 2018 B, GO Bonds	7.75%	12/15/2041	630	600,059
Series 2018 C, GO Bonds	8.00%	12/15/2041	1,801	1,505,280
Banning Lewis Ranch Regional Metropolitan District No. 2; Series 2021, GO Bonds	5.75%	12/01/2051	5,190	4,488,001
Base Village Metropolitan District No. 2; Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	2,830	1,893,421
Baseline Metropolitan District No. 1;
Seires 2018 A-2, RB	5.50%	12/01/2034	8,340	8,474,554
Seires 2018 A-2, RB	5.85%	12/01/2048	9,000	9,074,204
Series 2018 A-1, RB	5.38%	12/01/2034	5,650	5,717,274
Series 2018 A-1, RB	5.75%	12/01/2048	3,850	3,868,825
Series 2021 A, GO Bonds	5.00%	12/01/2051	1,000	849,248
Series 2021 B, GO Bonds	7.50%	12/15/2051	2,195	1,943,415
Belford North Metropolitan District; Series 2020 B, GO Bonds	8.50%	12/15/2050	6,500	6,018,376
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(f)(h)	6.75%	12/01/2049	3,785	3,147,985
Bennett Ranch Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	1,221	1,088,089
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	10,000	9,483,012
Berthoud-Heritage Metropolitan District No. 10; Series 2022 B, GO Bonds	8.00%	12/15/2052	6,840	6,271,398
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	612,345
Broadway Station Metropolitan District No. 2; Series 2019 B, GO Bonds(f)	7.50%	12/01/2048	7,075	4,974,226
Broadway Station Metropolitan District No. 3; Series 2019 B, GO Bonds(f)	7.50%	12/01/2049	30,465	19,036,424
Bromley Park Metropolitan District No. 2; Series 2018 C, Ref. GO Bonds	7.85%	12/15/2047	6,297	6,071,933
Buffalo Highlands Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2038	1,000	968,019
Series 2018 A, GO Bonds	5.38%	12/01/2048	1,750	1,634,499
Series 2018 B, GO Bonds	7.63%	12/15/2046	1,226	1,131,818
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	3,184	3,026,059
Canyon Pines Metropolitan District;
Series 2021 A-1, GO Bonds	5.25%	12/01/2023	5	4,946
Series 2021 A-1, GO Bonds	5.25%	12/01/2051	6,995	5,924,280
Canyons Metropolitan District No. 5;
Series 2016, GO Bonds	7.00%	12/15/2057	10,116	6,864,683
Series 2017 A, Ref. GO Bonds	6.00%	12/01/2037	1,750	1,696,585
Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,735	4,573,768
Series 2017 B, GO Bonds	8.00%	12/15/2047	3,500	3,242,140
Cascade Ridge Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	3,000	2,463,925
Centerra Metropolitan District No. 1 (In the City of Loveland);
Series 2017, RB(h)	5.00%	12/01/2047	500	447,142
Series 2018, RB	5.25%	12/01/2048	5,550	5,123,072
Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	6,375	5,467,044
Chambers Highpoint Metropolitan District No. 2;
Series 2021, GO Bonds	5.00%	12/01/2041	520	469,388
Series 2021, GO Bonds	5.00%	12/01/2051	835	712,063
Citadel on Colfax Business Improvement District;
Series 2020 A, RB	5.35%	12/01/2050	2,900	2,585,684
Series 2020 B, RB	7.88%	12/15/2050	465	422,487
City Center West Commercial Metropolitan District;
Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	4,000	3,937,653
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	572,574

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
City Center West Residential Metropolitan District No. 2; Series 2019 B, GO Bonds	7.75%	12/15/2049	$1,425	$ 1,295,970
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	464,990
Clear Creek Transit Metropolitan District No. 2; Series 2021 B, GO Bonds	7.90%	12/15/2050	1,160	1,037,974
Colliers Hill Metropolitan District No. 1;
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	2,500	2,308,955
Series 2021 C, GO Bonds	7.25%	12/15/2049	2,350	2,064,212
Colliers Hill Metropolitan District No. 2;
Series 2022 B-2, GO Bonds	7.63%	12/15/2042	5,782	5,234,010
Series 2022, Ref. GO Bonds	5.75%	12/15/2047	2,995	2,800,755
Colorado (State of) Educational & Cultural Facilities Authority (Community Leadership Academy);
Series 2008, RB	6.25%	07/01/2028	1,200	1,201,879
Series 2008, RB	6.50%	07/01/2038	1,000	1,001,433
Series 2013, RB	7.45%	08/01/2048	2,245	2,269,790
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 A, RB	5.00%	05/15/2044	3,750	3,047,961
Colorado (State of) Health Facilities Authority (CommonSpirit Health);
Series 2022, RB	5.50%	11/01/2047	7,250	7,639,727
Series 2022, RB	5.25%	11/01/2052	7,500	7,726,424
Colorado (State of) Health Facilities Authority (Frasier Meadows Retirement Community); Series 2017 B, RB(b)(m)	5.00%	05/15/2023	1,500	1,504,862
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(h)	5.75%	12/01/2035	1,650	1,224,695
Series 2015 A, Ref. RB(h)	6.13%	12/01/2045	2,300	1,581,565
Series 2015 A, Ref. RB(h)	6.25%	12/01/2050	4,070	2,764,214
Colorado (State of) Health Facilities Authority (Volunteers of America Care);
Series 2007 A, RB	5.25%	07/01/2027	3,260	3,027,849
Series 2007 A, RB	5.30%	07/01/2037	2,895	2,297,929
Colorado (State of) International Center Metropolitan District No. 14;
Series 2018, GO Bonds	5.88%	12/01/2046	13,500	13,029,926
Series 2022, GO Bonds	7.50%	12/15/2051	15,000	13,620,305
Colorado (State of) International Center Metropolitan District No. 4;
Series 2019 A, Ref. GO Bonds(f)	6.00%	12/01/2047	30,920	25,733,179
Series 2019 A-2, GO Bonds(f)	6.25%	12/01/2048	15,075	13,620,664
Series 2019 B-2, GO Bonds	8.75%	12/15/2048	1,997	1,896,933
Colorado (State of) Regional Transportation District (Denver Transit Partners Eagle P3);
Series 2020 A, Ref. RB	4.00%	07/15/2038	350	332,565
Series 2020 A, Ref. RB	4.00%	07/15/2039	1,325	1,246,764
Colorado Crossing Metropolitan District No. 2;
Series 2020 A-1, Ref. GO Bonds	5.00%	12/01/2047	14,614	12,763,010
Series 2020 A-2, GO Bonds	5.00%	12/01/2050	5,000	4,291,821
Series 2020 B, GO Bonds(h)	7.50%	12/15/2050	3,495	3,101,261
Conestoga Metropolitan District No. 2; Series 2021 A, GO Bonds	5.25%	12/01/2051	1,625	1,411,371
Copperleaf Metropolitan District No. 6; Series 2018 B, GO Bonds(b)(m)	7.50%	12/15/2023	820	870,396
Cottonwood Highlands Metropolitan District No. 1; Series 2019 B, GO Bonds	8.75%	12/15/2049	2,095	2,004,861
Cottonwood Hollow Residential Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	15,824	12,627,921
Creekside Village Metropolitan District; Series 2019, GO Bonds	7.75%	12/15/2049	569	516,392
Crossroads Metropolitan District No. 1; Series 2022, GO Bonds	6.50%	12/01/2051	9,000	8,535,146
Crowfoot Valley Ranch Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.63%	12/01/2038	3,555	3,545,188
Series 2018 A, GO Bonds	5.75%	12/01/2048	10,415	10,102,568
Series 2018 B, GO Bonds	8.00%	12/15/2048	1,630	1,505,438
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	1,976	1,851,816
Deer Creek Villas Metropolitan District; Series 2022 B, GO Bonds	7.75%	12/15/2055	650	587,120
Denver (City & County of), CO;
Series 2018 A, RB(c)(j)	5.25%	12/01/2043	17,500	18,135,689
Series 2021 A, RB(j)	4.00%	08/01/2051	17,350	15,916,177
Series 2022 A, RB(c)	5.00%	11/15/2047	12,550	13,040,714
Series 2022 A, RB(c)	4.13%	11/15/2053	5,000	4,581,381
Series 2022, RB(c)(j)(l)	5.00%	11/15/2042	4,000	4,204,112
Series 2022, RB(c)(j)(l)	5.75%	11/15/2045	8,000	8,913,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(c)	5.00%	10/01/2032	$30,840	$ 30,144,120
Denver (City & County of), CO Airport System; Series 2022 D, RB(c)(j)(l)	5.00%	11/15/2053	26,000	26,704,803
Denver (City & County of), CO Convention Center Hotel Authority;
Series 2016, Ref. RB	5.00%	12/01/2032	1,000	1,023,640
Series 2016, Ref. RB	5.00%	12/01/2040	250	244,646
Denver Gateway Center Metropolitan District;
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,023,036
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,855	1,741,642
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,300	2,259,406
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 B, GO Bonds(h)	8.00%	12/15/2051	1,905	1,690,647
Elevation Park Metropolitan District; Series 2021, GO Bonds	4.25%	12/01/2051	2,455	1,771,121
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	2,818,382
Erie Highlands Metropolitan District No. 2; Series 2018 C, GO Bonds	8.00%	12/15/2052	3,600	2,938,752
Evan’s Place Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2040	550	510,811
Series 2020 A, GO Bonds	5.00%	12/01/2050	1,585	1,357,676
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(h)	6.00%	12/01/2049	2,970	2,787,098
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	906,568
Fourth North Business Improvement District; Series 2022 B, RB	8.13%	12/15/2052	4,525	4,469,287
Gardens at East Iliff Metropolitan District; Series 2019 B, GO Bonds	8.50%	12/15/2049	680	632,104
Gardens on Havana Metropolitan District No. 3 (The);
Series 2017 A, RB	5.13%	12/01/2037	1,070	1,034,298
Series 2017 A, RB	5.25%	12/01/2047	1,015	947,023
Series 2017 B, RB	7.75%	12/15/2047	1,000	940,381
Granby Ranch Metropolitan District; Series 2018, Ref. GO Bonds(h)	5.50%	12/01/2052	5,490	5,046,847
Hance Ranch Metropolitan District;
Series 2020, GO Bonds	5.00%	12/01/2040	565	510,913
Series 2020, GO Bonds	5.13%	12/01/2050	1,810	1,558,322
Haskins Station Metropolitan District; Series 2019 B, GO Bonds	8.75%	12/15/2049	1,328	1,217,399
Hess Ranch Metropolitan District No. 6;
Series 2020 A-2, GO Bonds(f)	5.75%	12/01/2049	9,000	6,291,981
Series 2020 B, GO Bonds	8.00%	12/15/2049	4,683	4,209,943
Series 2022 C, GO Bonds(h)	8.25%	12/15/2052	15,569	13,758,025
Highlands Metropolitan District No. 1; Series 2021, GO Bonds	5.00%	12/01/2051	575	479,002
HM Metropolitan District No. 2; Series 2021, GO Bonds(f)	5.75%	12/01/2051	15,000	7,255,487
Home Place Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	834	772,717
Homestead Hills Metropolitan District; Series 2020 B, GO Bonds	8.00%	12/15/2050	722	675,604
Independence Metropolitan District No. 3;
Series 2019 A, GO Bonds	6.25%	12/01/2049	8,095	7,290,720
Series 2019 B, GO Bonds	9.00%	12/15/2049	4,230	3,958,719
Series 2021, GO Bonds	9.00%	12/15/2049	8,405	7,865,965
Independence Water & Sanitation District; Series 2019, RB	7.25%	12/01/2038	4,404	4,422,222
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	6,909	6,583,583
Johnstown Farms East Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	2,562	2,115,161
Johnstown Plaza Metropolitan District; Series 2022, Ref. GO Bonds	4.25%	12/01/2046	12,200	9,716,185
Johnstown Village Metropolitan District No. 2;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	1,726,302
Series 2020 B, GO Bonds(h)	7.75%	12/15/2050	711	647,447
Jones District Community Authority Board; Series 2020 A, RB(f)	5.75%	12/01/2050	6,815	5,588,022
Kinston Metropolitan District No. 5;
Series 2020 A, GO Bonds	5.13%	12/01/2050	850	670,636
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,800	3,367,782
Lake Bluff Metropolitan District No. 2; Series 2021, Ref. GO Bonds	5.25%	12/01/2051	12,186	10,046,346
Lakes at Centerra Metropolitan District No. 2;
Series 2018 A, GO Bonds	5.13%	12/01/2037	2,700	2,577,382
Series 2018 A, GO Bonds	5.25%	12/01/2047	4,970	4,503,968
Series 2018 B, GO Bonds	7.63%	12/15/2047	1,795	1,654,364
Lanterns Rock Creek Metropolitan District; Series 2020, GO Bonds	6.25%	08/01/2045	1,495	1,371,223
Mayberry Springs Community Authority; Series 2021 B, RB	8.00%	04/15/2051	3,351	3,001,155

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Mayfield Metropolitan District;
Series 2020 A, GO Bonds	5.75%	12/01/2050	$1,190	$ 1,145,555
Series 2020 B, GO Bonds	8.25%	12/15/2050	622	589,554
Series 2020 C, GO Bonds	3.00%	12/15/2050	767	264,383
Meadowbrook Crossing Metropolitan District;
Series 2020 A, Ref. GO Bonds	5.25%	12/01/2049	3,355	3,079,949
Series 2020 B, Ref. GO Bonds(h)	7.75%	12/15/2049	494	450,078
Meadowlark Metropolitan District; Series 2020 B, GO Bonds	7.63%	12/15/2050	607	551,860
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,325,542
Montrose (County of), CO (The Homestead at Montrose, Inc.);
Series 2003 A, RB	7.00%	02/01/2025	550	544,268
Series 2003 A, RB	7.00%	02/01/2038	6,200	5,700,268
Morgan Hill Metropolitan District No. 3; Series 2021 B, GO Bonds	6.38%	12/15/2051	1,460	1,322,073
Murphy Creek Metropolitan District No. 5;
Series 2022 A, GO Bonds	6.00%	12/01/2052	3,000	2,875,485
Series 2022 B, GO Bonds	9.25%	12/15/2052	3,532	3,442,808
Neu Town Metropolitan District; Series 2018 B, Ref. GO Bonds	7.75%	12/15/2046	2,285	2,117,644
Nexus North at DIA Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2041	520	469,388
North Holly Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2048	1,260	1,197,538
Series 2018 B, GO Bonds	7.88%	12/15/2048	1,015	950,649
Series 2018 C, GO Bonds	8.00%	12/15/2050	1,614	1,308,377
North Range Metropolitan District No. 2;
Series 2017 A, Ref. GO Bonds	5.63%	12/01/2037	3,270	3,299,033
Series 2017 A, Ref. GO Bonds	5.75%	12/01/2047	4,885	4,908,483
Series 2017 B, GO Bonds	7.75%	12/15/2047	2,816	2,791,808
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	6,581,720
Painted Prairie Metropolitain District No. 2; Series 2018, GO Bonds	5.25%	12/01/2048	3,000	2,758,014
Palisade Metropolitan District No. 2; Series 2019, GO Bonds	7.25%	12/15/2049	3,712	3,367,038
Palisade Park North Metropolitan District No. 1; Series 2021 B, GO Bonds	5.25%	12/15/2051	2,912	2,394,201
Peak Metropolitan District No. 1;
Series 2021 A, GO Bonds(h)	5.00%	12/01/2051	1,725	1,475,349
Series 2021 B, GO Bonds(h)	7.63%	12/15/2051	1,652	1,474,921
Promontory Metropolitan District No. 3; Series 2020 A, GO Bonds	6.25%	12/01/2050	1,021	922,590
Pronghorn Valley Metropolitan District; Series 2021 B, GO Bonds	7.25%	12/15/2051	500	439,951
Pueblo Urban Renewal Authority (Evraz); Series 2021, RB(h)	4.75%	12/01/2045	3,930	1,773,390
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,290	2,065,112
Reata Ridge Village Metropolitan District No. 2; Series 2019 B-3, GO Bonds	8.00%	12/15/2049	615	571,066
Remuda Ranch Metropolitan District; Series 2020 B, GO Bonds	7.63%	12/15/2050	574	518,510
Riverdale Peaks II Metropolitan District; Series 2005, GO Bonds(k)	6.50%	12/01/2035	1,000	500,000
Riverwalk Metropolitan District No. 2; Series 2022 B, RB	7.75%	12/15/2052	5,902	5,370,703
RM Mead Metropolitan District;
Series 2020 A, GO Bonds	5.25%	12/01/2050	4,370	3,881,991
Series 2020 B, GO Bonds	8.00%	12/15/2050	610	558,942
Rock Canyon Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,637	1,458,704
Series 2020 B, GO Bonds	8.75%	12/15/2049	398	368,362
Rocky Mountain Rail Park Metropolitan District;
Series 2021 A, GO Bonds(h)	5.00%	12/01/2041	5,645	4,832,648
Series 2021 B, GO Bonds(h)	8.25%	12/15/2051	7,200	6,680,377
Rudolph Farms Metropolitan District No. 6; Series 2022 A, GO Bonds	6.50%	06/01/2052	13,000	12,505,836
Settler’s Crossing Metropolitan District No. 1;
Series 2020 B, GO Bonds	7.63%	12/15/2050	598	543,678
Series 2021 C, GO Bonds	7.63%	12/15/2052	4,560	4,040,184
Severance Shores Metropolitan District No. 4; Series 2020 B, GO Bonds	8.25%	12/15/2049	805	743,739
Silver Peaks Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2050	565	483,922
Series 2020 B, GO Bonds	7.00%	12/15/2050	500	440,656
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	2,634,036

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Spring Valley Metropolitan District No. 3; Series 2020 B, GO Bonds	8.50%	12/15/2049	$656	$ 605,568
St. Vrain Lakes Metropolitan District No. 2; Series 2017 B, GO Bonds	7.63%	12/15/2047	1,080	1,058,328
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	3,633,956
Sterling Ranch Community Authority Board; Series 2020 B, RB	7.13%	12/15/2050	716	677,568
Tailholt Metropolitan District No. 3;
Series 2018 A, GO Bonds	6.00%	12/01/2048	7,545	7,248,319
Series 2018 B, GO Bonds	8.13%	12/15/2048	1,647	1,553,073
Talon Pointe Metropolitan District;
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2039	3,260	2,781,221
Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	5,345	4,145,457
Series 2019 B, Ref. GO Bonds	8.00%	12/15/2051	2,595	2,151,568
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,695	1,507,453
Timberleaf Metropolitan District; Series 2020 B, GO Bonds	8.25%	12/15/2050	777	719,906
Trails at Crowfoot Metropolitan District No. 3;
Series 2019 A, GO Bonds	5.00%	12/01/2039	1,000	945,648
Series 2019, GO Bonds	9.00%	12/15/2049	3,140	2,928,894
Transport Metropolitan District No. 3; Series 2021 A-2, GO Bonds(f)	5.50%	12/01/2051	3,000	2,195,392
Tuscan Foothills Village Metropolitan District; Series 2019 A, GO Bonds	6.25%	12/01/2049	1,240	1,171,099
USAFA Visitor’s Center Business Improvement District; Series 2022 C, RB(h)	7.75%	12/15/2052	24,275	22,044,484
Velocity Metropolitan District No. 5;
Series 2020 A-2, GO Bonds(f)	6.00%	12/01/2050	13,100	8,776,716
Series 2022 B, GO Bonds	8.00%	12/15/2039	14,197	12,940,964
Verve Metropolitan District No. 1; Series 2023, GO Bonds	6.75%	12/01/2052	4,385	3,980,482
Villages at Castle Rock Metropolitan District No. 6; Series 2021 B, Ref. GO Bonds(h)	5.70%	12/01/2051	27,543	24,280,309
Villages at Johnstown Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2050	1,020	873,978
Series 2020 B, GO Bonds	7.50%	12/15/2050	843	756,113
Wagons West Metropolitan District; Series 2020 B-3, GO Bonds	8.50%	12/15/2049	553	506,464
Waters’ Edge Metropolitan District No. 2; Series 2021, GO Bonds	5.00%	12/01/2051	4,445	3,640,118
Waterstone Metropolitan District No. 1; Series 2020 A, GO Bonds	6.00%	12/01/2049	15,680	15,553,169
Waterview II Metropolitan District; Series 2022 B, GO Bonds	8.00%	12/15/2051	2,915	2,674,423
Westerly Metropolitan District No. 4;
Series 2021 A-2, GO Bonds(f)	5.20%	12/01/2050	1,000	653,771
Series 2021 B, GO Bonds	8.00%	12/15/2050	4,238	3,720,164
Wild Plum Metropolitan District; Series 2019 B, GO Bonds(b)(h)(m)	7.75%	12/01/2024	505	554,668
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	588,115
Windler Public Improvement Authority;
Series 2021 A-1, RB	4.13%	12/01/2051	9,000	6,150,656
Series 2021 A-2, RB(f)	4.63%	12/01/2051	40,060	21,227,674
Winsome Metropolitan District No. 3; Series 2021 A, GO Bonds(h)	5.13%	12/01/2050	2,700	2,200,394
				953,918,216

Connecticut–0.27%
Connecticut (State of) Health & Educational Facilities Authority; Series 2020 G-1, Ref. RB(h)	5.00%	07/01/2039	1,100	1,038,607
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health); Series 2019 A, Ref. RB	4.00%	07/01/2041	5,670	5,033,583
Connecticut (State of) Health & Educational Facilities Authority (Stamford Hospital); Series 2022, Ref. RB	4.00%	07/01/2041	1,725	1,546,781
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(d)(k)	5.13%	10/01/2036	7,935	952,200
Hamden (Town of), CT (Whitney Center);
Series 2019, Ref. RB	5.00%	01/01/2050	10,280	8,490,502
Series 2022 A, RB	7.00%	01/01/2053	4,000	4,110,965
				21,172,638

Delaware–0.17%
Delaware (State of) Economic Development Authority (Aspira of Delaware Charter Operations, Inc.); Series 2016 A, RB	5.00%	06/01/2051	2,200	2,034,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Delaware–(continued)
Millsboro (Town of), DE (Plantation Lakes Special Development District);
Series 2018, Ref. RB(h)	5.13%	07/01/2038	$7,992	$7,782,905
Series 2018, Ref. RB(h)	5.25%	07/01/2048	4,098	3,883,782
				13,700,813
District of Columbia–0.80%
District of Columbia (Ingleside at Rock Creek);
Series 2017 A, RB	5.00%	07/01/2032	500	490,113
Series 2017 A, RB	5.00%	07/01/2037	2,650	2,489,562
Series 2017 A, RB	5.00%	07/01/2052	9,485	8,010,682
District of Columbia (Provident Group – Howard Properties LLC); Series 2013, RB	5.00%	10/01/2045	7,750	7,377,051
District of Columbia Tobacco Settlement Financing Corp.;
Series 2006 A, RB(i)	0.00%	06/15/2046	100,920	22,704,235
Series 2006 C, RB(i)	0.00%	06/15/2055	60,320	5,613,180
Metropolitan Washington Airports Authority;
Series 2021 A, Ref. RB(c)	5.00%	10/01/2046	5,000	5,185,590
Series 2022, Ref. RB (INS - AGM)(g)	4.00%	10/01/2052	5,000	4,553,486
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2049	7,500	6,726,972
				63,150,871
Florida–7.56%
Alachua (County of), FL Health Facilities Authority (East Ridge Retirement Village, Inc.);
Series 2014, RB (Acquired 09/15/2020; Cost $2,192,702)(e)	5.00%	11/15/2024	2,320	2,186,177
Series 2014, RB (Acquired 09/15/2020; Cost $886,944)(e)	5.63%	11/15/2029	1,000	844,455
Series 2014, RB (Acquired 06/03/2020-06/04/2020; Cost $3,437,500)(e)	6.00%	11/15/2029	4,000	3,398,427
Series 2014, RB (Acquired 03/31/2020-10/04/2021; Cost $2,771,510)(e)	6.00%	11/15/2034	3,305	2,551,766
Series 2014, RB (Acquired 02/26/2014-12/04/2020; Cost $20,042,466)(e)	6.25%	11/15/2044	22,145	15,877,440
Series 2014, RB (Acquired 02/26/2014-09/15/2020; Cost $4,770,787)(e)	6.38%	11/15/2049	5,130	3,618,183
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.); Series 2022, RB(j)(l)	4.00%	12/01/2049	11,450	10,044,940
Alachua (County of), FL Health Facilities Authority (Terraces at Bonita Springs);
Series 2022 A, Ref. RB(h)	5.00%	11/15/2061	40,750	27,294,774
Series 2022 B, RB(h)	6.50%	11/15/2033	3,325	2,900,508
Atlantic Beach (City of), FL (Fleet Landing);
Series 2018 A, RB	5.00%	11/15/2043	1,100	971,672
Series 2018 A, RB	5.00%	11/15/2048	5,000	4,290,346
Brevard (County of), FL Health Facilities Authority; Series 2022, RB(j)(l)	5.00%	04/01/2052	10,000	10,320,789
Broward (County of), FL Airport System; Series 2017, RB(c)(j)(l)	5.00%	10/01/2042	12,045	12,266,935
Buckeye Park Community Development District; Series 2008 A, RB	7.88%	05/01/2038	765	760,651
Cape Coral (City of), FL Health Facilities Authority (Gulf Care, Inc.);
Series 2015, Ref. RB(h)	5.88%	07/01/2040	1,165	1,055,034
Series 2015, Ref. RB(h)	6.00%	07/01/2045	7,500	6,712,495
Series 2015, Ref. RB(h)	6.00%	07/01/2050	3,860	3,396,466
Capital Trust Agency, Inc. (Franklin Academy);
Series 2020, RB(h)	5.00%	12/15/2050	1,955	1,664,056
Series 2020, RB(h)	5.00%	12/15/2055	2,845	2,378,821
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences);
Series 2018 A-1, RB(d)	4.00%	07/01/2038	2,750	1,072,500
Series 2018 A-1, RB(d)	4.00%	07/01/2043	1,000	390,000
Series 2018 A-1, RB(d)	5.00%	07/01/2048	5,660	2,207,400
Series 2018 A-1, RB(d)	4.13%	07/01/2053	2,000	780,000
Series 2018 B, RB(d)	5.00%	07/01/2043	500	50,000
Series 2018 B, RB(d)	5.00%	07/01/2053	1,100	110,000
Capital Trust Agency, Inc. (Imagine School at North Manatee);
Series 2021 C, RB(h)	5.00%	06/01/2056	520	433,787
Series 2021, RB(h)	5.00%	06/01/2056	900	750,785
Capital Trust Agency, Inc. (New Springs, Inc.); Series 2021, RB	4.75%	06/01/2056	2,825	2,056,640

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.);
Series 2017, Ref. RB(h)	5.00%	07/01/2037	$1,000	$ 844,037
Series 2017, Ref. RB(h)	5.00%	07/01/2046	600	462,378
Capital Trust Agency, Inc. (Sustainability Bonds); Series 2021, RB(h)	4.00%	06/15/2051	2,220	1,621,223
Capital Trust Agency, Inc. (Tallahassee Tapestry);
Series 2015, RB (Acquired 12/02/2015; Cost $5,348,646)(d)(e)(h)	6.75%	12/03/2035	5,405	1,770,138
Series 2015, RB (Acquired 12/02/2015; Cost $1,976,520)(d)(e)(h)	7.00%	12/01/2045	2,000	655,000
Series 2015, RB (Acquired 12/02/2015; Cost $989,541)(d)(e)(h)	7.13%	12/01/2050	1,000	327,500
Capital Trust Agency, Inc. (University Bridge LLC Student Housing);
Series 2018 A, RB(h)	5.25%	12/01/2043	15,850	14,968,721
Series 2018 A, RB(h)	5.25%	12/01/2058	16,600	14,956,952
Capital Trust Agency, Inc. (WFCS Portfolio); Series 2021 A, RB(h)	5.00%	01/01/2056	1,000	750,131
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2019, RB(c)(h)	5.00%	10/01/2049	2,420	2,280,347
Series 2021, RB(c)(h)	4.00%	10/01/2051	2,000	1,497,915
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013-09/18/2020; Cost $6,344,740)(d)(e)(h)	8.13%	05/15/2044	6,670	3,868,600
Series 2014 A, RB (Acquired 12/16/2013-12/19/2013; Cost $43,950,403)(d)(e)(h)	8.25%	05/15/2049	44,570	25,850,600
Series 2015 A, RB (Acquired 06/30/2015; Cost $345,000)(d)(e)(h)	5.50%	05/15/2025	345	200,100
Series 2015 A, RB (Acquired 06/30/2015; Cost $875,000)(d)(e)(h)	6.25%	05/15/2035	875	507,500
Series 2015 A, RB (Acquired 06/30/2015; Cost $3,000,000)(d)(e)(h)	6.50%	05/15/2049	3,000	1,740,000
East Homestead Community Development District; Series 2013, RB	5.63%	11/01/2043	2,000	2,001,890
Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2045	2,655	2,396,204
Florida (State of), FL Department of Transportation (Turnpike); Series 2022 C, RB(j)	5.00%	07/01/2052	10,000	10,776,656
Florida Development Finance Corp. (Brightline Fllorida Passenger Rail Expansion); Series 2022 A, Ref. RB(b)(c)(h)	7.25%	10/03/2023	27,000	27,086,305
Florida Development Finance Corp. (Central Charter School);
Series 2022, Ref. RB(h)	5.63%	08/15/2042	1,515	1,404,388
Series 2022, Ref. RB(h)	5.88%	08/15/2052	5,000	4,604,335
Series 2022, Ref. RB(h)	6.00%	08/15/2057	5,500	5,067,074
Florida Development Finance Corp. (Global Outreach Charter Academy);
Series 2021 A, Ref. RB(h)	4.00%	06/30/2046	925	698,993
Series 2021 A, Ref. RB(h)	4.00%	06/30/2056	1,390	975,974
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(c)(h)	7.38%	01/01/2049	30,740	27,836,601
Florida Development Finance Corp. (Mater Academy); Series 2022 A, RB	5.00%	06/15/2056	3,815	3,482,262
Florida Development Finance Corp. (Palm Bay Academy, Inc.);
Series 2017, Ref. RB(h)(k)	0.00%	05/15/2037	970	10
Series 2017, Ref. RB(h)	6.38%	05/15/2037	2,705	2,300,864
Series 2017, Ref. RB(h)(k)	6.38%	05/15/2037	1,265	253,000
Florida Development Finance Corp. (Renaissance Charter School, Inc.); Series 2015, RB(h)	6.13%	06/15/2046	14,035	14,070,409
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(b)(c)(h)	6.25%	01/01/2024	14,410	14,014,356
Series 2019 A, Ref. RB(b)(c)(h)	6.38%	01/01/2026	43,480	40,390,794
Series 2019 A, Ref. RB(b)(c)(h)	6.50%	01/01/2029	6,310	5,800,632
Gramercy Farms Community Development District;
Series 2007 A-1, RB(d)	5.25%	05/01/2039	1,335	214
Series 2007 A-2, RB(d)	5.25%	05/01/2039	1,700	272
Series 2011, Ref. RB(k)	0.00%	05/01/2039	14,435	7,506,200
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-12/30/2020; Cost $12,283,078)(e)	6.25%	04/01/2049	13,980	4,893,000
Kendall Breeze West Community Development District; Series 2004, RB	5.88%	05/01/2034	905	905,479
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.75%	08/15/2050	9,000	7,762,087
Series 2020 A, Ref. RB	5.75%	08/15/2055	6,000	5,063,205
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(h)	5.50%	07/15/2048	2,250	2,001,259
Series 2018 A, RB(h)	5.75%	07/15/2053	2,030	1,897,695

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lee (County of), FL Industrial Development Authority (Lee County Community Charter Schools, LLC);
Series 2012, IDR(h)	5.50%	06/15/2032	$1,880	$1,823,319
Series 2012, IDR(h)	5.75%	06/15/2042	3,210	3,075,385
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center); Series 2021, RB	4.00%	11/15/2051	7,000	6,023,846
Miami-Dade (County of), FL;
Series 2009, RB(i)	0.00%	10/01/2035	12,000	7,151,522
Series 2009, RB(i)	0.00%	10/01/2042	42,215	16,712,057
Series 2021, RB (INS - AGM)(g)	3.00%	10/01/2043	5,065	3,947,643
Series 2021, RB (INS - AGM)(g)(j)(l)	3.00%	10/01/2051	12,000	8,551,897
Series 2022 A(j)	5.00%	04/01/2052	15,720	16,901,646
Series 2022 A, Ref. RB(c)	5.25%	10/01/2052	9,250	9,657,325
Series 2022, RB(j)	5.00%	07/01/2052	10,000	10,688,213
Series 2023 A, Ref. RB(c)	5.00%	10/01/2047	10,000	10,300,950
Subseries 2021 A-1, Ref. RB (INS - AGM)(c)(g)	4.00%	10/01/2045	9,000	8,293,451
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2022, RB(j)	4.00%	10/01/2052	17,245	15,442,520
Orange (County of), FL Housing Finance Authority (Alhambra Trace Apartments); Series 1998 C, RB	7.00%	04/01/2028	820	820,243
Orange (County of), FL Housing Finance Authority (Governors Manor Apartments); Series 2001 F-4, RB	7.25%	10/01/2031	2,360	2,362,008
Orange (County of), FL Housing Finance Authority (Lake Davis Apartments); Series 2001 F-1, RB	7.25%	10/01/2031	490	490,417
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase I); Series 2001 F-2, RB	7.25%	10/01/2031	115	115,098
Orange (County of), FL Housing Finance Authority (Lake Jennie Phase II); Series 2001 F-3, RB	7.25%	10/01/2031	490	490,417
Orange (County of), FL Housing Finance Authority (Mellonville Trace Apartments); Series 2001 F-5, RB	7.25%	10/01/2031	200	200,170
Palm Beach (County of), FL Health Facilities Authority (Toby & Leon Cooperman Sinai Residences of Boca Raton Expanison); Series 2022, Ref. RB	4.00%	06/01/2041	2,100	1,679,752
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(c)(h)	5.88%	01/01/2033	7,000	7,027,855
Reunion East Community Development District;
Series 2002 A-2, RB(d)(k)	7.38%	05/01/2033	145	1
Series 2005, RB(d)(k)	5.80%	05/01/2036	1,716	17
Sarasota (County of), FL Public Hospital District (Sarasota Memorial Hospital);
Series 2018, RB(j)	4.00%	07/01/2048	36,680	33,368,900
Series 2022, RB	4.00%	07/01/2052	2,000	1,788,808
Seminole (County of), FL; Series 2022, RB(j)	5.00%	10/01/2052	10,000	10,509,289
St. Johns (County of), FL; Series 2022, RB(j)	5.00%	06/01/2052	15,145	16,581,994
Sterling Hill Community Development District; Series 2003 A, RB(k)(n)	6.20%	05/01/2035	1,375	742,325
Tampa Bay (City of), FL Water; Series 2001 A, RB (INS - NATL)(g)(j)	6.00%	10/01/2029	13,440	16,093,258
Treeline Preserve Community Development District; Series 2007 A, RB(d)(k)	6.80%	05/01/2039	4,895	685,300
				597,401,973

Georgia–0.85%
Atlanta (City of), GA Department of Aviation; Series 2022 B, RB(c)	5.00%	07/01/2052	2,100	2,157,555
Brookhaven (City of), GA Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 A, RB(j)(l)	4.00%	07/01/2049	10,150	9,405,254
Brookhaven (City of), GA Urban Redevelopment Agency; Series 2023 A, RB	4.00%	07/01/2053	10,355	9,883,627
Fulton (County of), GA Development Authority (Piedmont Healthcare, Inc.); Series 2019, RB(j)	4.00%	07/01/2049	15,000	13,398,462
Gainesville (City of) & Hall (County of), GA Hospital Authority (Northeast Georgia Health System, Inc.);
Series 2021 A, RB	4.00%	02/15/2051	6,130	5,413,203
Series 2021, RB	4.00%	02/15/2046	6,200	5,656,374
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB(h)	5.00%	01/01/2036	2,000	1,813,605
Series 2021, RB(h)	5.00%	01/01/2054	6,000	4,709,602
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2049	5,000	4,962,366

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Marietta (City of), GA Developing Authority (Life University, Inc.);
Series 2017 A, Ref. RB(h)	5.00%	11/01/2037	$6,000	$5,793,932
Series 2017 A, Ref. RB(h)	5.00%	11/01/2047	4,480	4,111,389
				67,305,369

Hawaii–0.13%
Hawaii (State of) Airport System; Series 2022 A(c)(j)	5.00%	07/01/2047	10,000	10,294,391

Idaho–0.34%
Gooding Industrial Development Corp. (Intrepid Technology & Resources); Series 2006, RB (Acquired 11/03/2006; Cost $7,640,000)(c)(d)(e)(k)	7.50%	11/01/2024	7,640	0
Idaho (State of) Health Facilities Authority (Terraces of Boise);
Series 2014, RB	3.80%	10/01/2031	550	465,161
Series 2014, RB	4.00%	10/01/2033	1,000	821,645
Series 2014, RB	4.50%	10/01/2050	17,030	12,116,799
Series 2014, RB	4.55%	10/01/2056	13,000	9,039,696
Series 2021, Ref. RB	8.00%	10/01/2028	3,450	3,187,423
Idaho (State of) Housing & Finance Association (North Star Charter School); Series 2014 B, Ref. RB(h)(i)	0.00%	07/01/2049	9,112	1,523,316
				27,154,040

Illinois–9.39%
Bolingbrook (Village of), IL;
Series 2005, RB	6.25%	01/01/2024	1,776	1,726,705
Series 2005, RB	6.00%	01/01/2026	4,500	4,135,035
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.25%	03/01/2041	4,000	3,657,201
Burbank (City of), IL (Intercultural Montessori Language School); Series 2015, RB(h)	6.25%	09/01/2045	4,000	3,966,613
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2034	3,145	3,198,461
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2032	2,150	2,188,954
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2033	3,000	3,053,706
Series 2003 B, Ref. GO Bonds	5.50%	01/01/2034	2,160	2,196,717
Series 2005 D, Ref. GO Bonds	5.50%	01/01/2037	6,075	6,156,646
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	2,500	2,537,739
Series 2007 F, Ref. GO Bonds(j)(l)	5.50%	01/01/2035	10,640	10,800,616
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2035	375	380,661
Series 2007 G, Ref. GO Bonds	5.50%	01/01/2042	400	403,710
Series 2014 A, Ref. GO Bonds	5.25%	01/01/2033	3,250	3,271,791
Series 2014, RB(j)	5.00%	01/01/2044	16,755	16,760,501
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,515,475
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,030,191
Series 2017 A, Ref. GO Bonds(j)(l)	6.00%	01/01/2038	64,150	67,335,471
Chicago (City of), IL (Chicago Works);
Series 2023 A, GO Bonds	4.00%	01/01/2035	8,500	8,030,084
Series 2023 A, GO Bonds	5.50%	01/01/2039	6,000	6,374,431
Series 2023 A, GO Bonds	5.50%	01/01/2040	6,500	6,881,475
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(k)	7.46%	02/15/2026	1,678	1,392,862
Chicago (City of), IL (O’Hare International Airport);
Series 2017 D, RB(c)(j)	5.00%	01/01/2047	27,500	27,786,850
Series 2017 D, RB(c)(j)	5.00%	01/01/2052	9,960	10,037,296
Series 2018 A, Ref. RB(c)	5.00%	01/01/2053	5,000	5,065,527
Series 2022 A(c)(j)(l)	5.00%	01/01/2048	14,000	14,363,748
Series 2022 A(c)(j)	4.63%	01/01/2053	15,000	14,426,783
Series 2022 A (INS - AGM)(c)(g)(j)	5.50%	01/01/2053	15,000	15,899,696
Series 2022 A, RB(c)	5.50%	01/01/2055	3,495	3,710,813

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of), IL Board of Education;
Series 2012 A, GO Bonds	5.00%	12/01/2042	$12,280	$ 11,601,485
Series 2015 C, GO Bonds	5.25%	12/01/2039	23,310	22,576,334
Series 2017 H, GO Bonds	5.00%	12/01/2046	5,000	4,798,097
Series 2018 D, GO Bonds	5.00%	12/01/2046	4,000	3,807,516
Series 2018 D, GO Bonds	5.00%	12/01/2046	19,170	17,954,327
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2016 C, GO Bonds(j)(l)	5.00%	12/01/2045	19,750	20,323,196
Chicago (City of), IL Transit Authority; Series 2014, RB(j)	5.25%	12/01/2049	27,000	27,302,254
East Dundee (Village of), IL (Route 25 South Redevelopment); Series 2012, RB	5.63%	12/01/2031	1,530	1,440,211
Evanston (City of), IL (Roycemore School); Series 2021, RB(h)	4.63%	04/01/2051	1,250	885,499
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	1,380	1,230,998
Gilberts (Village of), IL Special Service Area No. 25 (The Conservancy); Series 2018 A, RB(f)	6.00%	03/01/2048	12,967	11,941,240
Illinois (State of);
Series 2013, GO Bonds	5.50%	07/01/2038	9,000	9,035,155
Series 2016, Ref. GO Bonds	5.00%	02/01/2026	4,775	4,922,290
Series 2017 C, GO Bonds	5.00%	11/01/2029	10,350	10,824,319
Series 2017 D, GO Bonds	5.00%	11/01/2025	21,000	21,592,332
Series 2020, GO Bonds	5.75%	05/01/2045	8,750	9,279,518
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(c)	8.00%	06/01/2032	4,020	4,023,363
Illinois (State of) Finance Authority; Series 2018 B, Ref. RB(h)	6.00%	04/01/2038	2,100	2,061,116
Illinois (State of) Finance Authority (DePaul College Prep Foundation); Series 2023, Ref. RB(h)	5.63%	08/01/2053	250	243,768
Illinois (State of) Finance Authority (Intrinsic Schools - Belmont School); Series 2015, RB(h)	6.00%	12/01/2045	3,715	3,814,675
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	3,000	2,706,615
Series 2019 A, Ref. RB	5.00%	11/01/2040	20,210	17,412,849
Series 2019 A, Ref. RB	5.00%	11/01/2049	26,085	21,212,935
Illinois (State of) Finance Authority (Montgomery Place);
Series 2017, Ref. RB (Acquired 04/12/2017; Cost $6,795,000)(e)	5.25%	05/15/2037	6,795	5,724,039
Series 2017, Ref. RB (Acquired 04/12/2017-09/08/2020; Cost $12,534,469)(e)	5.25%	05/15/2048	12,770	9,747,231
Illinois (State of) Finance Authority (Northshore Edward Elmhurst Health Credit Group);
Series 2020 D, Ref. VRD RB(o)	1.80%	08/15/2057	6,100	6,100,000
Series 2022, RB(j)(l)	5.00%	08/15/2051	25,000	26,226,535
Illinois (State of) Finance Authority (Northshore University Health); Series 2020 B, VRD RB(o)	1.80%	08/15/2049	5,300	5,300,000
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	65,871	38,282,522
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(b)(m)	7.00%	08/15/2023	12,210	12,389,139
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB(b)(m)	5.25%	05/15/2025	4,810	5,025,656
Series 2015, Ref. RB(b)(m)	5.25%	05/15/2025	1,850	1,932,945
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	750	755,048
Series 2014, Ref. RB	6.13%	02/01/2045	1,500	1,506,964
Illinois (State of) Finance Authority (Roosevelt University);
Series 2007, RB	5.50%	04/01/2037	9,170	8,523,564
Series 2018 B, Ref. RB(h)	6.13%	04/01/2058	6,000	5,729,678
Series 2019 A, RB(h)	6.13%	04/01/2049	1,000	971,343
Series 2019 A, RB(h)	6.13%	04/01/2058	23,840	22,766,110
Illinois (State of) Finance Authority (Social Bonds);
Series 2021, Ref. RB	4.00%	11/01/2041	725	644,343
Series 2021, Ref. RB	4.00%	11/01/2051	1,100	912,810
Series 2021, Ref. RB	4.00%	11/01/2056	350	282,199
Illinois (State of) Finance Authority (Three Crowns Park);
Series 2017, Ref. RB	5.00%	02/15/2032	985	985,324
Series 2017, Ref. RB	5.25%	02/15/2037	2,365	2,366,601
Series 2017, Ref. RB	5.25%	02/15/2047	2,500	2,366,393
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	8,405	8,509,211
Series 2015, Ref. RB	6.38%	11/15/2043	10,700	10,826,743
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee); Series 2016 A, RB(h)	5.45%	01/01/2046	5,000	3,610,324

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, RB (INS - NATL)(g)(i)	0.00%	12/15/2038	$29,950	$ 14,185,165
Series 2012 B, RB(i)	0.00%	12/15/2051	13,165	2,699,496
Series 2012, RB(i)	0.00%	12/15/2050	35,755	7,776,466
Series 2015 A, RB	5.00%	06/15/2053	4,000	3,890,227
Series 2015, RB(i)	0.00%	12/15/2052	46,000	8,893,148
Series 2017 B, Ref. RB(f)	4.95%	12/15/2047	3,000	1,739,916
Series 2017 B, Ref. RB(i)	0.00%	12/15/2054	5,000	861,703
Series 2017, RB	5.00%	06/15/2057	11,000	10,665,949
Series 2020, Ref. RB	5.00%	06/15/2050	15,700	15,333,198
Malta (Village of), IL (Prairie Springs); Series 2006, RB(k)	5.75%	12/30/2025	1,800	450,000
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,205	1,237,796
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	1,810,540
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(d)(k)	5.80%	03/01/2037	5,615	617,650
Southwestern Illinois Development Authority (US Steel Corp.); Series 2012, RB(c)	5.75%	08/01/2042	1,945	1,948,368
St. Charles (City of), IL Special Service Area No. 21; Series 1998, RB	6.63%	03/01/2028	345	340,903
Villa Park (Village of), IL (Garden Station Redevelopment); Series 2021, RB	4.50%	12/31/2038	1,915	1,402,415
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,189	1,171,395
Yorkville (United City of), IL (Cannonball/Beecher Road); Series 2007, RB	5.75%	03/01/2028	2,460	2,458,406
				742,243,313

Indiana–0.63%
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2046	5,785	5,877,294
Indiana (State of) Finance Authority (Indiana University Health); Series 2019 A, RB(j)(l)	4.00%	12/01/2049	13,000	11,808,438
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(h)	5.90%	07/01/2038	1,000	988,983
Series 2018 A, Ref. RB(h)	6.00%	07/01/2048	2,750	2,662,856
Indiana (State of) Finance Authority (University of Evansville); Series 2022 A, Ref. RB	5.25%	09/01/2044	6,465	6,254,224
Valparaiso (City of), IN (Pratt Paper, LLC);
Series 2013, RB(c)	6.75%	01/01/2034	10,785	11,034,816
Series 2013, RB(c)	7.00%	01/01/2044	11,000	11,277,032
				49,903,643

Iowa–0.69%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.);
Series 2022, Ref. RB(b)	5.00%	12/01/2042	7,200	7,227,022
Series 2022, Ref. RB	5.00%	12/01/2050	8,450	8,263,247
Iowa (State of) Tobacco Settlement Authority; Series 2021 B-2, Ref. RB(i)	0.00%	06/01/2065	360,375	38,886,733
				54,377,002

Kansas–0.44%
Olathe (City of), KS (West Village Center); Series 2007, RB	5.50%	09/01/2026	2,475	2,278,912
Roeland Park (City of), KS (TDD No. 1);
Series 2005, RB(k)(n)	5.75%	12/01/2025	314	245,304
Series 2006 A, RB(k)(n)	5.88%	12/01/2025	590	460,450
Roeland Park (City of), KS (TDD No. 2); Series 2006 B, RB(k)(n)	5.88%	12/01/2025	661	660,498
Wichita (City of), KS (Larksfield Place);
Series 2013 III, Ref. RB(b)(m)	7.13%	12/15/2023	1,000	1,029,004
Series 2013 III, Ref. RB(b)(m)	7.38%	12/15/2023	5,000	5,154,626
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2013 IV-A, RB	6.38%	05/15/2043	5,000	5,005,070
Series 2013 IV-A, RB	6.50%	05/15/2048	11,000	11,011,163
Series 2014 IV-A, RB	5.63%	05/15/2044	1,850	1,748,146
Series 2014 IV-A, RB	5.63%	05/15/2049	2,750	2,566,348
Series 2019, Ref. RB	5.00%	05/15/2034	1,000	926,119
Series 2019, Ref. RB	5.00%	05/15/2050	2,115	1,723,888
Wyandotte (County of), KS Unified Government (Legends Apartments Garage & West Lawn); Series 2018, RB	4.50%	06/01/2040	1,765	1,602,814
				34,412,342

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–0.74%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	$11,895	$ 12,225,953
Series 2016, Ref. RB	5.50%	02/01/2044	8,500	8,638,683
Kentucky (Commonwealth of) Economic Development Finance Authority (Christian Care Communities); Series 2021, Ref. RB	5.13%	07/01/2055	2,000	1,559,598
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Homes of Kentucky, Inc.); Series 2012, Ref. RB	5.38%	11/15/2032	1,600	1,462,091
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2041	4,000	4,015,290
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green);
Series 2015, Ref. RB	5.50%	11/15/2035	1,200	1,080,688
Series 2015, Ref. RB	5.75%	11/15/2045	2,350	2,027,605
Series 2015, Ref. RB	5.75%	11/15/2050	4,650	3,922,708
Kentucky (Commonwealth of) Public Transportation Infrastructure Authority (Downtown Crossing);
Series 2013 C, RB(f)	6.60%	07/01/2039	9,000	10,082,005
Series 2013 C, RB(f)	6.75%	07/01/2043	5,000	5,593,172
Series 2013 C, RB(f)	6.88%	07/01/2046	7,000	7,843,121
				58,450,914

Louisiana–0.90%
Lafayette (Parish of), LA School Board;
Series 2023, RB(j)	4.00%	04/01/2048	8,500	8,139,479
Series 2023, RB(j)	4.00%	04/01/2053	4,550	4,284,964
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2015 A, Ref. RB	6.00%	11/15/2030	2,250	2,252,532
Series 2015 A, Ref. RB	6.00%	11/15/2035	4,135	4,027,180
Series 2015 A, Ref. RB	6.25%	11/15/2045	8,985	8,495,606
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Assumption (Parish of), LA Gomesa); Series 2021, RB(h)	3.88%	11/01/2045	5,875	4,928,163
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Cameron (Parish of), LA Gomesa) (Green Bonds); Series 2018, RB(h)	5.65%	11/01/2037	3,850	4,061,066
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Lafourche (Parish of), LA Gomesa); Series 2019, RB(h)	3.95%	11/01/2043	4,317	3,751,813
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Livingston (Parish of), LA Gomesha) (Green Bonds); Series 2018, RB(h)	5.38%	11/01/2038	575	597,251
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Mary (Parish of), LA Gomesa); Series 2019, RB(h)	4.40%	11/01/2044	3,680	3,435,845
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Terrebonne (Parish of), LA Gomesa); Series 2018 A, RB(h)	5.50%	11/01/2039	2,235	2,329,622
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Vermilion (Parish of), LA Gomesha) (Green Bonds); Series 2019, RB(h)	4.63%	11/01/2038	1,825	1,828,048
Louisiana (State of) Public Facilities Authority (Encore Academy); Series 2021, RB(h)	5.00%	06/01/2051	3,055	2,091,983
New Orleans (City of), LA Aviation Board (North Terminal); Series 2017 B, RB(c)(j)(l)	5.00%	01/01/2048	17,750	17,922,897
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2010, RB(h)	6.35%	07/01/2040	3,000	3,237,731
				71,384,180

Maine–0.13%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Healthcare System);
Series 2016 A, RB	5.00%	07/01/2041	6,800	6,572,021
Series 2016 A, RB	5.00%	07/01/2046	3,705	3,339,756
				9,911,777

Maryland–0.29%
Anne Arundel (County of), MD (The Villages at Two Rivers); Series 2014, RB	5.25%	07/01/2044	2,145	2,124,120
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2032	3,135	3,167,138
Baltimore (City of), MD (Harbor Point); Series 2022, RB	5.00%	06/01/2051	1,000	941,046
Howard (County of), MD (Annapolis Junction Town Center);
Series 2014, RB	5.80%	02/15/2034	720	701,779
Series 2014, RB	6.10%	02/15/2044	1,420	1,369,577

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland–(continued)
Howard (County of), MD (Vantage House Facility); Series 2016, Ref. RB	5.00%	04/01/2046	$2,710	$ 2,227,347
Maryland Economic Development Corp. (Port Covington); Series 2020, RB	4.00%	09/01/2050	4,000	3,222,084
Prince George’s (County of), MD (Westphalia Town Center);
Series 2018, RB(h)	5.13%	07/01/2039	1,300	1,269,696
Series 2018, RB(h)	5.25%	07/01/2048	2,100	2,034,942
Rockville (City of), MD (Ingleside at King Farm);
Series 2017 A-1, Ref. RB	5.00%	11/01/2037	1,250	1,148,563
Series 2017 B, RB	5.00%	11/01/2042	4,600	4,072,702
Series 2017 B, RB	5.00%	11/01/2047	500	430,278
				22,709,272

Massachusetts–1.14%
Collegiate Charter School of Lowell;
Series 2019, RB	5.00%	06/15/2049	1,750	1,606,255
Series 2019, RB	5.00%	06/15/2054	1,620	1,459,543
Massachusetts (Commonwealth of); Series 2004 A, Ref. GO Bonds (INS - AMBAC)(g)(j)	5.50%	08/01/2030	32,040	37,606,713
Massachusetts (Commonwealth of) Development Finance Agency; Series 2019 A, Ref. RB	4.00%	07/01/2044	13,400	10,959,859
Massachusetts (Commonwealth of) Development Finance Agency (Massachusetts Institute of Technology); Series 2002 K, RB(j)	5.50%	07/01/2032	5,015	6,235,675
Massachusetts (Commonwealth of) Transportation Fund;
Series 2022 A, RB(j)	5.00%	06/01/2050	15,000	16,146,069
Series 2022 B, RB(j)	5.00%	06/01/2052	15,000	16,228,614
				90,242,728

Michigan–0.92%
Advanced Technology Academy; Series 2019, Ref. RB	5.00%	11/01/2044	900	810,739
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,615,398
Series 2015, Ref. RB	5.75%	10/01/2045	3,500	3,253,646
Grand Blanc Academy; Series 2000, COP	7.75%	02/01/2030	1,330	1,190,509
Kalamazoo Economic Development Corp. (Friendship Village of Kalamazoo);
Series 2021, Ref. RB(h)	5.00%	08/15/2041	1,235	1,038,672
Series 2021, Ref. RB(h)	5.00%	08/15/2051	1,510	1,195,137
Michigan (State of) Finance Authority; Series 2020 B-2, Ref. RB(i)	0.00%	06/01/2065	101,350	9,510,350
Michigan (State of) Finance Authority (Madison Academy); Series 2021, Ref. RB	5.00%	12/01/2046	1,295	1,040,202
Michigan (State of) Finance Authority (McLaren Health Care); Series 2019 A, RB(j)	4.00%	02/15/2050	14,975	13,347,309
Michigan (State of) Housing Development Authority;
Series 2022, RB(j)(l)	5.10%	12/01/2037	10,000	10,558,300
Series 2022, RB(j)(l)	5.20%	12/01/2040	4,425	4,638,360
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.);
Series 2016, RB(h)	5.00%	07/01/2036	1,970	1,404,866
Series 2016, RB(h)	5.00%	07/01/2046	2,000	1,219,547
Series 2016, RB(h)	5.00%	07/01/2051	3,080	1,805,465
Michigan (State of) Strategic Fund (Evangelical Homes); Series 2013, Ref. RB	5.50%	06/01/2047	6,350	5,415,170
Saline Economic Development Corp. (Evangelical Homes of Michigan); Series 2013, Ref. RB	5.50%	06/01/2047	6,735	5,743,491
Waterford Township Economic Development Corp. (Canterbury Health Care, Inc.);
Series 2016 A, Ref. RB(h)	5.00%	07/01/2036	4,550	3,244,740
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	4,895	2,984,842
Series 2016 A, Ref. RB(h)	5.00%	07/01/2051	2,795	1,638,400
				72,655,143

Minnesota–1.32%
Anoka (City of), MN (The Homestead at Anoka, Inc.); Series 2017, Ref. RB	5.50%	11/01/2046	3,700	3,388,969
Bethel (City of), MN (Spectrum High School); Series 2017 A, Ref. RB	4.00%	07/01/2037	375	313,442
Brooklyn Park (City of), MN (Athlos Leadership Academy);
Series 2015, RB	5.50%	07/01/2035	1,490	1,373,101
Series 2015, RB	5.50%	07/01/2040	2,250	1,977,491
Series 2015, RB	5.75%	07/01/2046	2,800	2,431,800
Carlton (City of), MN (Inter-Faith Care Center); Series 2006, Ref. RB(d)	5.70%	04/01/2036	2,000	1,200,000
Dakota (County of), MN Community Development Agency (Quill); Series 2021, RB(h)	3.55%	04/01/2039	5,000	3,614,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Deephaven (City of), MN (Seven Hills Preparatory Academy); Series 2017, RB	5.00%	10/01/2049	$1,200	$ 1,010,770
Minneapolis (City of), MN (Riverton Community Housing);
Series 2014, Ref. RB	5.50%	08/01/2049	6,500	6,518,031
Series 2018, RB(h)	4.75%	08/01/2043	600	553,840
Minnesota (State of) Higher Education Facilities Authority (St. Olaf college); Series 2021, RB	4.00%	10/01/2050	1,600	1,471,919
Rochester (City of), MN (Homestead at Rochester, Inc.); Series 2013 A, RB	6.88%	12/01/2048	6,000	6,016,198
Sartell (City of), MN (Country Manor Campus LLC); Series 2013, RB	5.38%	09/01/2043	5,000	4,466,461
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $26,750,000)(b)(d)(e)(h)	6.00%	07/01/2027	26,750	24,075,000
St. Paul (City of), MN Housing & Redevelopment Authority (Emerald Gardens); Series 2010, Ref. RB	6.50%	03/01/2029	625	625,127
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts);
Series 2015, RB	6.00%	10/01/2035	2,695	2,611,676
Series 2015, RB	6.25%	10/01/2045	4,275	4,085,861
St. Paul (City of), MN Housing & Redevelopment Authority (Higher Ground Academy);
Series 2018, RB	5.00%	12/01/2043	4,170	3,958,035
Series 2018, RB	5.13%	12/01/2049	7,560	7,184,938
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy);
Series 2016, Ref. RB	5.75%	09/01/2046	1,000	1,001,629
Series 2016, Ref. RB	6.00%	09/01/2051	3,550	3,576,634
St. Paul (City of), MN Housing & Redevelopment Authority (Hope Community Academy); Series 2020, RB	5.00%	12/01/2055	4,000	3,282,484
St. Paul (City of), MN Housing & Redevelopment Authority (Marian Center); Series 2007 A, Ref. RB	5.38%	05/01/2043	5,000	4,147,435
St. Paul (City of), MN Housing & Redevelopment Authority (Rossy & Richard Shaller Family Sholom East Campus);
Series 2018, Ref. RB	4.35%	10/01/2038	1,185	946,612
Series 2018, Ref. RB	5.00%	10/01/2043	1,000	825,134
Series 2018, Ref. RB	4.65%	10/01/2048	1,500	1,133,427
St. Paul Park (City of), MN (Presbyterian Homes Bloomington); Series 2017, Ref. RB	5.00%	09/01/2042	500	482,493
Vadnais Heights (City of), MN (Agriculture & Food Sciences Academy);
Series 2018 A, Ref. RB	5.50%	12/01/2038	3,255	3,068,210
Series 2018 A, Ref. RB	5.88%	12/01/2048	4,500	4,251,926
Series 2018 A, Ref. RB	6.50%	12/01/2053	4,315	4,343,156
Series 2018 B, Ref. RB	6.75%	12/01/2025	330	315,645
West St. Paul (City of), MN (Walker Westwood Ridge Campus); Series 2017, Ref. RB	4.75%	11/01/2052	375	316,282
				104,567,820

Mississippi–0.09%
Mississippi (State of) Development Bank (Hancock County Gomesa) (Green Bonds); Series 2019, RB(h)	4.55%	11/01/2039	2,100	2,078,113
Mississippi (State of) Development Bank (Jackson County Gomesa); Series 2021, RB(h)	3.63%	11/01/2036	1,000	898,086
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	4,870	4,290,271
				7,266,470

Missouri–1.96%
Branson Hills Infrastructure Facilities Community Improvement District; Series 2007 A, RB(k)	5.50%	04/01/2027	6,055	1,453,200
Dardenne Town Square Transportation Development District; Series 2006 A, RB(k)(n)	5.00%	05/01/2036	5,190	2,387,400
Grandview (City of), MO Industrial Development Authority (Grandview Crossing); Series 2006, RB(k)(n)	5.75%	12/01/2028	1,250	275,000
I-470 Western Gateway Transportation Development District;
Series 2019 A, RB(h)	5.25%	12/01/2048	6,415	6,351,881
Series 2019 B, RB(h)	7.75%	12/15/2048	3,853	3,639,975
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB(c)(j)	5.00%	03/01/2054	20,000	20,217,904
Series 2020 A, RB (INS - AGM)(c)(g)(j)	5.00%	03/01/2057	40,000	40,759,100
Series 2020, RB(c)	4.00%	03/01/2045	6,040	5,465,899
Series 2020, RB (INS - AGM)(c)(g)	4.00%	03/01/2057	750	668,440
Kansas City (City of), MO Industrial Development Authority (Northwoods Apartments); Series 2004 A, RB(c)	6.45%	05/01/2040	1,751	1,740,036
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(h)	5.00%	02/01/2050	2,550	1,832,920

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2050	$12,750	$ 10,503,565
Series 2017, Ref. RB	5.25%	05/15/2037	3,285	2,952,649
Series 2017, Ref. RB	5.25%	05/15/2042	1,000	864,880
Lee’s Summit (City of), MO Industrial Development Authority (John Knox Village Obligated Group);
Series 2014 A, RB	5.25%	08/15/2039	3,000	2,749,070
Series 2018, Ref. RB	5.00%	08/15/2032	1,020	961,228

Liberty (City of), MO (Liberty Commons); Series 2015 A, RB(h)	6.00%	06/01/2046	6,170	5,576,786

Maplewood (City of), MO (Maplewood South Redevelopment Area); Series 2005, Ref. RB	5.75%	11/01/2026	865	836,969

Missouri (State of) Development Finance Board (St. Louis Zoo); Series 2022, RB(j)	5.13%	05/01/2052	10,005	10,628,811

Missouri (State of) Health & Educational Facilities Authority (Truman Medical Center, Inc.); Series 2017 B, RB(h)	4.25%	12/01/2042	7,460	7,021,420

St. Louis (City of), MO Industrial Development Authority (Ballpark Village Development); Series 2017 A, Ref. RB	4.75%	11/15/2047	1,500	1,113,865

St. Louis (City of), MO Industrial Development Authority (Grand Center Redevelopment); Series 2011, RB	6.38%	12/01/2025	950	950,026
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County);
Series 2018 A, RB	5.00%	09/01/2038	5,500	5,188,283
Series 2018 A, RB	5.13%	09/01/2048	12,345	10,928,775
Series 2018 A, RB	5.13%	09/01/2049	6,475	5,712,296
Series 2018 A, RB	5.25%	09/01/2053	4,900	4,332,592
				155,112,970

Montana–0.04%
Kalispell (City of), MT (Immanuel Lutheran Corp.);
Series 2017, Ref. RB	5.25%	05/15/2037	1,000	894,513
Series 2017, Ref. RB	5.25%	05/15/2052	2,320	1,841,489
				2,736,002

Nevada–0.21%

Clark (County of), NV (Homestead Boulder City); Series 1997, RB	6.50%	12/01/2027	1,050	1,021,141

Las Vegas (City of), NV; Series 2016, RB(h)	4.38%	06/15/2035	4,000	3,576,050

Nevada (State of) Department of Business & Industry (Fulcrum Sierra Biofuels, LLC) (Green Bonds); Series 2017, RB(c)(h)	6.25%	12/15/2037	1,000	895,874
Nevada (State of) Department of Business & Industry (Somerset Academy);
Series 2018 A, RB(h)	5.00%	12/15/2038	1,000	962,927
Series 2018 A, RB(h)	5.00%	12/15/2048	3,000	2,721,560
North Las Vegas (City of), NV Special Improvement District No. 66 (Villages at Tule Springs Village 1);
Series 2022, RB(h)	5.75%	06/01/2042	350	347,150
Series 2022, RB(h)	6.00%	06/01/2052	1,800	1,794,875
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor);
Series 2018 C, Ref. RB(h)(i)	0.00%	07/01/2058	32,000	3,970,669
Series 2018 D, Ref. RB(h)(i)	0.00%	07/01/2058	13,000	1,280,636
				16,570,882

New Hampshire–0.27%

New Hampshire (State of) Business Finance Authority (Covanta); Series 2018 C, Ref. RB(c)(h)	4.88%	11/01/2042	7,500	6,619,708

New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	14,925	13,939,874

New Hampshire (State of) Health and Education Facilities Authority; Series 2005 A2, VRD RB(o)	0.02%	07/01/2035	400	400,000
				20,959,582

New Jersey–3.13%
Camden (County of), NJ Improvement Authority (The) (KIPP Cooper Norcross Academy) (Social Bonds);
Series 2022, RB	6.00%	06/15/2047	1,425	1,504,807
Series 2022, RB	6.00%	06/15/2062	4,300	4,478,785
New Jersey (State of) Economic Development Authority (Beloved Community Charter School, Inc.);
Series 2019 A, RB(h)	5.00%	06/15/2049	1,110	1,017,400
Series 2019 A, RB(h)	5.00%	06/15/2054	725	655,144

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(c)	5.25%	09/15/2029	$47,065	$46,837,017
Series 2000 A, RB(c)	5.63%	11/15/2030	20,000	20,133,686
Series 2012, RB(c)	5.75%	09/15/2027	34,325	34,322,769
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 A, RB	6.00%	07/01/2032	1,800	1,801,470
Series 2012 A, RB	6.10%	07/01/2044	4,025	4,027,344
Series 2012 C, RB	5.00%	07/01/2032	1,370	1,353,831
Series 2012 C, RB	5.30%	07/01/2044	4,500	4,365,459
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB(c)	5.38%	01/01/2043	13,855	13,928,224
Series 2013, RB(c)	5.63%	01/01/2052	22,695	22,829,447
New Jersey (State of) Transportation Trust Fund Authority;
Series 2009 A, RB(i)	0.00%	12/15/2038	63,105	30,073,211
Series 2010 A, RB(i)	0.00%	12/15/2031	7,540	5,295,628
Series 2010 A, RB(i)	0.00%	12/15/2036	45,555	24,406,447
Series 2010 A, RB(i)	0.00%	12/15/2037	10,000	5,047,209
Series 2013 AA, RB	5.00%	06/15/2044	3,645	3,649,333
Series 2018 A, Ref. RB	5.00%	12/15/2036	1,200	1,264,000
Series 2019 BB, RB	5.00%	06/15/2044	2,500	2,566,647
Series 2019, RB	5.25%	06/15/2043	10,000	10,432,642
Series 2019, Ref. RB	5.00%	12/15/2039	6,300	6,577,987
Series 2020 AA, RB	5.00%	06/15/2035	1,000	1,082,752
				247,651,239

New Mexico–0.24%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion);
Series 2019 A, RB	5.00%	07/01/2039	1,225	1,048,269
Series 2019 A, RB	5.00%	07/01/2049	10,525	8,153,470

New Mexico (State of) Hospital Equipment Loan Council (Presbyterian Healthcare); Series 2008 B, VRD RB(o)	1.85%	08/01/2034	4,600	4,600,000

Winrock Town Center Tax Increment Development District No. 1; Series 2020, RB(h)	8.00%	05/01/2040	5,510	4,900,215
				18,701,954

New York–12.16%

Amherst (Town of), NY Industrial Development Agency (Shaary Zedek); Series 2006 A, Ref. RB	7.00%	06/15/2036	1,660	1,660,548
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(i)	0.00%	07/15/2034	14,345	8,601,086
Series 2009, RB(i)	0.00%	07/15/2044	23,805	7,964,286

Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	01/01/2047	1,160	843,797
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School);
Series 2017 A, RB	5.00%	08/01/2037	1,325	1,282,631
Series 2017 A, RB	5.00%	08/01/2047	3,790	3,479,752
Series 2017 A, RB	5.00%	08/01/2052	790	714,636

Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(c)(h)	5.50%	12/31/2040	13,140	11,376,847
Build NYC Resource Corp. (NY Preparatory Charter School);
Series 2021 A, RB	4.00%	06/15/2041	785	643,921
Series 2021 A, RB	4.00%	06/15/2056	450	326,995

Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	10,000	9,394,654
Metropolitan Transportation Authority (Green Bonds);
Series 2019 C, RB (INS - AGM)(g)(j)(l)	4.00%	11/15/2046	22,245	20,756,638
Series 2019 C, RB (INS - AGM)(g)(j)(l)	4.00%	11/15/2049	14,615	13,559,930
Series 2020 C-1, RB	5.00%	11/15/2050	14,000	14,091,533
Series 2020 C-1, RB	5.25%	11/15/2055	10,500	10,756,469
Series 2020 D-1, RB	5.00%	11/15/2045	10,000	10,133,237
Subseries 2020 A-1, RB (INS - AGM)(g)(j)(l)	4.00%	11/15/2043	16,025	15,084,113
Subseries 2020 A-1, RB(j)(l)	4.00%	11/15/2053	27,500	22,887,849

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (St. Ann’s Community);
Series 2019, Ref. RB	5.00%	01/01/2040	$8,500	$7,276,059
Series 2019, Ref. RB	5.00%	01/01/2050	6,750	5,342,964
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 12/13/2007-02/28/2018; Cost $32,429,978)(e)	5.00%	01/01/2058	30,886	14,883,777
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $14,980,000)(e)(h)	9.00%	01/01/2041	14,980	12,383,689
Nassau County Tobacco Settlement Corp.;
Series 2006 A-3, RB	5.00%	06/01/2035	10,290	9,582,961
Series 2006 A-3, RB	5.13%	06/01/2046	64,730	59,805,685
Series 2006 B, RB(i)	0.00%	06/01/2046	105,990	28,056,041

New York & New Jersey (States of) Port Authority; Series 2020 221, RB(c)	4.00%	07/15/2055	500	443,780

New York (City of), NY; Subseries 2023 B-1, GO Bonds(j)	5.25%	10/01/2047	10,000	11,005,274
New York (City of), NY Municipal Water Finance Authority;
Series 2014 BB, RB	5.00%	06/15/2046	50	50,137
Series 2023 CC, VRD RB(o)	1.85%	06/15/2053	67,700	67,700,000
Subseries 2022 CC-1, RB(j)	5.00%	06/15/2052	21,210	22,630,955
Subseries 2023 AA-3, RB(j)	5.00%	06/15/2047	10,000	10,796,421
New York (City of), NY Transitional Finance Authority;
Series 2022 C-1, RB	4.00%	02/01/2051	3,270	3,085,528
Series 2022, RB(j)	5.25%	11/01/2048	12,500	13,765,540
Subseries 2019 S1B, RB	3.00%	07/15/2049	5,000	3,734,621
Subseries 2022 C-1, RB(j)	4.00%	02/01/2047	11,000	10,466,374
New York (State of) Dormitory Authority;
Series 2014 C, RB(j)	5.00%	03/15/2041	26,940	27,254,729
Series 2015 C, RB(b)(m)	5.00%	09/15/2025	40	41,865
Series 2018 E, RB(j)	5.00%	03/15/2045	35,050	37,225,494
Series 2022 A, RB (INS - AGM)(g)(j)	4.25%	05/01/2052	15,000	14,478,551

New York (State of) Dormitory Authority (Montefiore Medical Center); Series 2020 A, RB (INS - AGM)(g)(j)(l)	3.00%	09/01/2050	14,775	10,906,787
New York (State of) Thruway Authority;
Series 2019 B, RB(j)	4.00%	01/01/2053	15,000	13,647,489
Series 2021 A-1(j)	4.00%	03/15/2054	10,000	9,280,244
Series 2021 A-1(j)	4.00%	03/15/2059	30,000	27,442,368
New York (State of) Thruway Authority (Green Bonds);
Series 2022 C, RB(j)	4.13%	03/15/2056	5,000	4,721,053
Series 2022 C, RB(j)	4.13%	03/15/2057	15,000	14,127,123
New York City Housing Development Corp. (Sustainable development Bonds);
Series 2022 F-1, RB	4.60%	11/01/2042	2,000	2,010,294
Series 2022 F-1, RB	4.75%	11/01/2047	1,000	993,125
Series 2022 F-1, RB	4.85%	11/01/2052	3,000	2,956,159
Series 2022 F-1, RB	4.90%	11/01/2057	3,000	2,970,734

New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2016, RB(i)	0.00%	11/15/2049	13,390	3,533,692

New York Counties Tobacco Trust IV; Series 2005 F, RB(i)	0.00%	06/01/2060	50,000	2,597,350
New York Counties Tobacco Trust V;
Series 2005 S-1, RB(i)	0.00%	06/01/2038	65,990	26,288,925
Series 2005 S-2, RB(i)	0.00%	06/01/2050	45,500	6,187,258
Series 2005 S-3, RB(i)	0.00%	06/01/2055	268,000	19,766,688
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 2, Ref. RB(h)	5.38%	11/15/2040	2,500	2,434,377
Series 2014, Class 3, Ref. RB(h)	7.25%	11/15/2044	49,000	49,506,013

New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB (INS - AGM)(g)(j)(l)	3.00%	11/15/2051	10,000	7,080,029
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(c)	5.25%	08/01/2031	8,320	8,472,950
Series 2020, Ref. RB(c)	5.38%	08/01/2036	11,505	11,625,681
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(c)	5.00%	08/01/2026	3,725	3,726,629
Series 2016, Ref. RB(c)	5.00%	08/01/2031	3,775	3,778,459
Series 2021, Ref. RB(c)	3.00%	08/01/2031	3,500	3,124,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(c)	5.00%	01/01/2028	$10,650	$11,037,686
Series 2018, RB(c)	5.00%	01/01/2034	4,905	5,045,461
Series 2020, RB(c)	5.00%	10/01/2040	16,450	16,430,234
Series 2020, RB(c)	4.38%	10/01/2045	750	682,233
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(c)	5.00%	07/01/2046	5,420	5,336,141
Series 2016 A, RB(c)	5.25%	01/01/2050	10,995	10,968,211
New York Transportation Development Corp. (Terminal 4 John F. Kennedy International Airport); Series 2022, RB (INS - AGM)(c)(g)	4.00%	12/01/2042	5,000	4,559,248
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(c)(h)	4.75%	11/01/2042	2,390	2,074,961
Rockland Tobacco Asset Securitization Corp.; Series 2005 C, RB(h)(i)	0.00%	08/15/2060	368,350	22,338,107
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(d)	5.00%	07/01/2027	1,985	982,575
Series 2013 A, RB(d)	5.00%	07/01/2038	5,700	2,821,500
Triborough Bridge & Tunnel Authority; Series 2019 C, RB (INS - AGM)(g)(j)(l)	3.00%	11/15/2047	12,665	9,624,568
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2012 1-A, RB(j)	4.00%	11/15/2056	10,000	9,236,009
Series 2022 A(j)	5.00%	05/15/2057	11,490	12,258,327
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	8,325	7,723,311
Series 2016 B, Ref. RB	5.00%	06/01/2048	26,205	23,959,292
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(c)(h)	7.00%	06/01/2046	58,890	51,626,242
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	4,131	4,137,043
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.13%	06/01/2051	9,405	9,524,080
				961,112,194

North Carolina–0.31%
Charlotte-Mecklenburg Hospital Authority (The) (Atrium Health); Series 2018 H, VRD RB(o)	1.40%	01/15/2048	1,945	1,945,000
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2007 B, Ref. VRD RB(o)	1.85%	01/15/2038	1,695	1,695,000
Clayton (Town of), NC; Series 2022, RB	4.00%	08/01/2047	3,720	3,505,261
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(c)	5.00%	06/30/2054	1,000	939,976
North Carolina (State of) Medical Care Commission (Aldersgate); Series 2013, Ref. RB(b)(m)	6.25%	07/01/2023	3,750	3,786,220
North Carolina (State of) Medical Care Commission (Salemtowne Project);
Series 2018 A, RB	5.00%	10/01/2038	1,185	1,090,844
Series 2018 A, RB	5.00%	10/01/2048	13,080	11,303,434
				24,265,735

North Dakota–0.03%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	5.10%	04/15/2036	1,500	1,445,708
Series 2016, RB	5.20%	04/15/2046	1,125	1,022,296
				2,468,004

Ohio–5.21%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2041	3,800	3,854,881
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	86,395	78,571,052
Series 2020 B-3, Ref. RB(i)	0.00%	06/01/2057	418,785	48,740,543
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB(h)	6.75%	01/01/2044	13,900	13,985,055
Cleveland (City of), OH (Continental Airlines, Inc.); Series 1998, RB(c)	5.38%	09/15/2027	4,190	4,189,728
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(h)	5.00%	06/01/2028	3,435	3,420,274

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, RB(j)(l)	5.25%	02/15/2047	$26,990	$27,395,287
Series 2017, RB(j)(l)	5.50%	02/15/2052	19,495	19,935,466
Series 2017, RB(j)(l)	5.50%	02/15/2057	30,650	31,282,006
Series 2017, Ref. RB	5.00%	02/15/2057	10,000	9,825,157
Darke (County of), OH (Wayne Healthcare); Series 2019 A, RB	5.00%	09/01/2049	2,000	1,804,334
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2022 B, Ref. VRD RB(o)	1.85%	11/01/2042	4,300	4,300,000
Franklin (County of), OH (Wesley Communities);
Series 2020, Ref. RB	5.25%	11/15/2040	1,000	915,741
Series 2020, Ref. RB	5.25%	11/15/2055	6,300	5,402,879
Franklin (County of), OH Convention Facilities Authority (Greater Columbus Convention Center);
Series 2019, RB	5.00%	12/01/2039	715	680,366
Series 2019, RB	5.00%	12/01/2051	2,500	2,306,477
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	2,075	2,074,876
Hamilton (County of), OH (UC Health); Series 2020, RB(j)(l)	4.00%	09/15/2050	15,000	12,937,553
Hickory Chase Community Authority (Senior Bonds); Series 2019, Ref. RB(h)	5.00%	12/01/2040	1,355	1,216,869
Marion (County of), OH (United Church Homes, Inc.);
Series 2019, Ref. RB	5.00%	12/01/2039	1,150	1,035,061
Series 2019, Ref. RB	5.13%	12/01/2049	3,545	3,046,019
Montgomery (County of), OH (Premier Health Partners Obligated Group);
Series 2019 A, RB(j)	4.00%	11/15/2045	11,825	10,262,255
Series 2019 A, Ref. RB	4.00%	11/15/2042	4,955	4,430,554
Series 2019 A, Ref. RB(l)	4.00%	11/15/2045	2,420	2,100,182
Montgomery (County of), OH (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018-09/14/2020; Cost $5,915,050)(e)(h)	6.00%	04/01/2038	7,270	2,544,500
Series 2018 A, RB (Acquired 04/01/2020-09/14/2020; Cost $1,179,430)(e)(h)	6.25%	04/01/2049	2,115	740,250
Muskingum (County of), OH (Genesis Healthcare System);
Series 2013, RB	5.00%	02/15/2044	23,810	21,419,740
Series 2013, RB	5.00%	02/15/2048	16,370	14,086,830
Ohio (State of) Air Quality Development Authority (AMG Vanadium Project); Series 2019, RB(c)(h)	5.00%	07/01/2049	22,500	19,619,134
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(c)(h)	4.50%	01/15/2048	500	466,637
Ohio State University (The) (Green Bonds); Series 2021 A, GO Bonds (INS - AGM)(g)(j)	5.50%	11/01/2059	10,000	10,885,553
Ohio State University (The) (Multiyear Debt Issuance Program II) (Green Bonds); Series 2021 A, RB(j)	4.00%	12/01/2048	10,000	9,509,389
Southeastern Ohio (State of) Port Authority (Memorial Health Systems);
Series 2015, Ref. RB	5.00%	12/01/2035	1,750	1,706,134
Series 2015, Ref. RB	5.00%	12/01/2043	6,695	6,095,284
Series 2015, Ref. RB	5.50%	12/01/2043	3,875	3,880,788
Southern Ohio Port Authority (Purecycle);
Series 2020 A, RB(c)(h)	6.25%	12/01/2025	6,000	5,401,438
Series 2020 A, RB(c)(h)	7.00%	12/01/2042	23,000	16,377,686
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	5,000	4,987,882
				411,433,860

Oklahoma–1.77%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB (Acquired 08/30/2007; Cost $3,040,000)(e)	6.63%	10/01/2037	3,040	2,730,915
Oklahoma (State of) Development Finance Authority (OU Medicine);
Series 2018 B, RB(j)(l)	5.50%	08/15/2052	15,210	13,922,192
Series 2018 B, RB(l)	5.50%	08/15/2057	11,180	10,114,641
Series 2018 B, RB(j)	5.50%	08/15/2057	23,320	21,097,802
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB(d)	5.00%	08/01/2047	10,500	10,500
Series 2017, RB(d)	5.00%	08/01/2052	20,000	20,000
Series 2017, RB(d)	5.25%	08/01/2057	2,190	2,190
Oklahoma (State of) Development Finance Authority (Sommerset); Series 2015, RB	5.00%	07/01/2035	1,300	1,173,027

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma–(continued)
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch);
Series 2016 A, RB(d)	6.88%	11/01/2046	$2,469	$6,172
Series 2016 A, RB(d)	6.63%	11/30/2049	1,164	2,911
Series 2016 A, RB(d)	7.00%	11/01/2051	2,429	6,072
Series 2016 B-1, RB(d)	5.25%	11/30/2049	1,664	4,159
Tulsa (City of), OK Airports Improvement Trust;
Series 2000 A, Ref. RB(c)	5.50%	06/01/2035	18,625	18,646,450
Series 2001 B, Ref. RB(c)	5.50%	12/01/2035	15,000	15,017,276
Series 2001 C, Ref. RB(c)	5.50%	12/01/2035	47,625	47,679,850
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(c)	5.00%	06/01/2025	6,500	6,507,705
Tulsa (City of), OK Authority for Economic Opportunity (Santa Fe Square); Series 2021, RB(h)	4.38%	12/01/2041	3,955	3,221,738
				140,163,600

Oregon–0.27%
Clackamas (County of), OR Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. RB	5.00%	11/15/2032	500	492,417
Series 2017 A, Ref. RB	5.00%	11/15/2037	500	479,843
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,750	2,468,440
Oregon (State of) Facilities Authority (Legacy Health); Series 2016 A, RB(j)	4.00%	06/01/2046	16,025	14,414,395
Yamhill (County of), OR Hospital Authority (Friendsview Retirement Community); Series 2016 A, Ref. RB	5.00%	11/15/2046	1,835	1,425,429
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 A, Ref. RB	5.00%	11/15/2046	2,500	1,942,002
Series 2021 A, Ref. RB	5.00%	11/15/2051	500	375,930
				21,598,456

Pennsylvania–2.05%
Allegheny (County of), PA Airport Authority; Series 2021 A, RB(c)	5.00%	01/01/2051	10,000	10,186,900
Allegheny (County of), PA Sanitary Authority; Series 2022, RB	5.00%	06/01/2053	3,000	3,170,654
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(h)	6.00%	05/01/2042	5,075	5,139,790
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2022, RB(h)	5.25%	05/01/2042	3,750	3,648,167
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2038	1,750	1,502,744
Series 2018, Ref. RB	5.00%	12/01/2043	2,500	2,063,494
Series 2018, Ref. RB	5.00%	12/01/2048	2,500	2,015,428
Series 2019, RB	5.00%	12/01/2054	2,000	1,557,107
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	4,864	4,367,365
Series 2014 B, RB(f)	7.50%	02/01/2044	1,379	714,415
Series 2014 C, RB(d)	0.00%	02/01/2044	4,122	21,541
Montgomery (County of), PA Higher Education & Health Authority (Philadelphia Presbytery Homes, Inc.); Series 2017, Ref. RB	4.00%	12/01/2048	3,000	2,298,874
Pennsylvania (Commonwealth of); First Series 2014, GO Bonds(j)	5.00%	06/15/2034	15,450	15,755,290
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(c)	5.50%	11/01/2044	4,000	4,017,317
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges);
Series 2022, RB(c)	5.25%	06/30/2053	11,000	11,211,750
Series 2022, RB (INS - AGM)(c)(g)	5.00%	12/31/2057	16,000	16,184,832
Series 2022, RB(c)	6.00%	06/30/2061	18,500	20,133,167
Series 2022, RB (INS - AGM)(c)(g)	5.75%	12/31/2062	10,000	10,697,327
Pennsylvania (Commonwealth of) Turnpike Commission; Series 2013 B-2, RB(f)	6.00%	12/01/2037	7,000	6,125,941
Philadelphia (City of), PA Authority for Industrial Development (Alliance for Progress Charter School, Inc.); Series 2019 A, RB	5.00%	06/15/2049	2,775	2,456,731
Philadelphia (City of), PA Authority for Industrial Development (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.25%	06/15/2043	5,500	5,694,102

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA Authority for Industrial Development (MaST I Charter School);
Series 2016 A, Ref. RB	5.25%	08/01/2046	$2,560	$2,592,247
Series 2016 A, Ref. RB	5.38%	08/01/2051	3,950	4,006,805
Philadelphia (City of), PA Authority for Industrial Development (MaST II Charter School); Series 2016 B, RB	5.63%	08/01/2036	30	30,788
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.50%	11/01/2060	18,625	19,936,481
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2037	4,575	4,023,741
Series 2017, Ref. RB	5.00%	07/01/2049	2,930	2,371,099
				161,924,097

Puerto Rico–9.70%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	395	395,132
Series 2002, RB	5.50%	05/15/2039	27,590	27,591,603
Series 2002, RB	5.63%	05/15/2043	5,415	5,469,440
Series 2005 A, RB(i)	0.00%	05/15/2050	473,480	83,090,910
Series 2008 B, RB(i)	0.00%	05/15/2057	784,260	42,536,537
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(i)	0.00%	07/01/2024	2,469	2,317,377
Series 2021 A, GO Bonds(i)	0.00%	07/01/2033	9,503	5,414,415
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	10,000	8,960,656
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	23,758	19,625,676
Subseries 2022, RN	0.00%	11/01/2043	38,871	16,763,081
Subseries 2022, RN	0.00%	11/01/2051	62,766	27,460,241
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	7,162	7,276,897
Series 2020 A, Ref. RB(h)	5.00%	07/01/2035	8,000	7,984,867
Series 2020 A, Ref. RB(h)	5.00%	07/01/2047	4,060	3,921,164
Series 2021 B, RB(h)	5.00%	07/01/2037	5,456	5,362,535
Series 2021 B, RB(h)	4.00%	07/01/2042	40,000	34,320,236
Series 2022 A, Ref. RB(h)	5.00%	07/01/2037	10,000	9,828,694
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2003 NN, RB(d)	5.50%	12/01/2049	50	34,375
Series 2004 PP, Ref. RB (INS - NATL)(g)	5.00%	07/01/2023	755	755,000
Series 2007 TT, RB(d)	5.00%	07/01/2023	515	357,281
Series 2007 TT, RB(d)	5.00%	07/01/2026	6,685	4,646,075
Series 2007 TT, RB(d)	5.00%	07/01/2027	2,350	1,633,250
Series 2007 TT, RB(d)	5.00%	07/01/2032	16,805	11,721,487
Series 2007 TT, RB(d)	5.00%	12/01/2049	80	54,500
Series 2007 TT, RB(d)	5.00%	12/01/2049	1,510	1,028,688
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.68%)(d)(p)	3.20%	07/01/2025	4,250	2,895,313
Series 2007 UU, Ref. RB (3 mo. USD LIBOR + 0.70%)(d)(p)	3.22%	07/01/2031	2,050	1,396,563
Series 2007 UU, Ref. RB(d)	1.00%	12/01/2049	6,350	4,278,313
Series 2007 VV, Ref. RB (INS - NATL)(g)	5.25%	07/01/2024	4,560	4,567,097
Series 2007 VV, Ref. RB (INS - NATL)(g)	5.25%	07/01/2030	9,275	9,308,438
Series 2007 VV, Ref. RB (INS - AGM)(g)	5.25%	07/01/2031	20,000	20,146,080
Series 2007 VV, Ref. RB (INS - NATL)(g)	5.25%	07/01/2032	6,275	6,291,279
Series 2008 WW, RB(d)	5.38%	07/01/2023	825	575,438
Series 2008 WW, RB(d)	5.00%	07/01/2028	13,620	9,465,900
Series 2008 WW, RB(d)	5.25%	07/01/2033	2,200	1,545,500
Series 2008 WW, RB(d)	5.50%	07/01/2038	19,685	13,927,137
Series 2010 AAA, RB(d)	5.25%	07/01/2025	840	584,850
Series 2010 AAA, RB(d)	5.25%	07/01/2031	1,350	945,000
Series 2010 AAA, RB(d)	5.25%	12/01/2049	2,355	1,610,231
Series 2010 CCC, RB(d)	5.00%	07/01/2025	325	225,469
Series 2010 CCC, RB(d)	5.25%	07/01/2026	14,455	10,082,362

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Series 2010 CCC, RB(d)	5.00%	07/01/2028	$960	$667,200
Series 2010 CCC, RB(d)	5.25%	07/01/2028	7,600	5,301,000
Series 2010 DDD, Ref. RB(d)	5.00%	07/03/2023	1,150	797,813
Series 2010 EEE, RB(d)	6.05%	07/01/2032	895	606,363
Series 2010 XX, RB(d)	4.63%	07/01/2025	620	428,575
Series 2010 XX, RB(d)	5.25%	07/01/2026	385	268,538
Series 2010 XX, RB(d)	5.25%	07/01/2035	6,799	4,776,297
Series 2010 XX, RB(d)	5.25%	07/01/2040	13,940	9,792,850
Series 2010 YY, RB(d)	6.13%	07/01/2040	1,200	813,000
Series 2010 ZZ, Ref. RB(d)	4.50%	07/01/2023	475	330,125
Series 2010 ZZ, Ref. RB(d)	5.00%	07/01/2024	340	235,875
Series 2010 ZZ, Ref. RB(d)	5.25%	07/01/2024	65	45,256
Series 2010 ZZ, Ref. RB(d)	4.63%	07/01/2025	640	442,400
Series 2010 ZZ, Ref. RB(d)	5.00%	07/01/2026	435	302,325
Series 2010 ZZ, Ref. RB(d)	5.25%	07/01/2026	875	610,313
Series 2010 ZZ, Ref. RB(d)	5.00%	07/01/2028	310	215,450
Series 2010 ZZ, Ref. RB(d)	4.10%	12/01/2049	2,475	1,667,531
Series 2010 ZZ, Ref. RB(d)	5.00%	12/01/2049	10,000	6,812,500
Series 2010 ZZ, Ref. RB(d)	5.00%	12/01/2049	550	374,688
Series 2012 A, RB(d)	4.80%	07/01/2029	2,260	1,565,050
Series 2012 A, RB(d)	5.00%	07/02/2029	3,535	2,456,825
Series 2012 A, RB(d)	5.00%	07/01/2042	25,280	17,632,800
Series 2012 A, RB(d)	5.05%	07/01/2042	3,095	2,158,763
Series 2013 A, RB(d)	7.25%	07/01/2030	2,120	1,526,400
Series 2013 A, RB(d)	7.00%	07/01/2033	6,030	4,341,600
Series 2013 A, RB(d)	6.75%	07/01/2036	15,090	10,864,800
Series 2013 A, RB(d)	7.00%	07/01/2040	2,675	1,932,688
Series 2013 A, RB(d)	7.00%	07/01/2043	20,415	14,749,837
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	9,878	9,161,884
Series 2022 B, RB(i)	0.00%	07/01/2032	6,419	4,012,118
Series 2022 C, RB(f)	5.00%	07/01/2053	10,981	6,096,302
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(c)	6.63%	06/01/2026	19,130	19,428,889
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(i)	0.00%	07/01/2029	1,927	1,429,200
Series 2018 A-1, RB(i)	0.00%	07/01/2031	2,484	1,655,584
Series 2018 A-1, RB(i)	0.00%	07/01/2033	10,296	6,150,541
Series 2018 A-1, RB	4.50%	07/01/2034	6,168	6,115,877
Series 2018 A-1, RB	4.55%	07/01/2040	4,089	3,818,601
Series 2018 A-1, RB(i)	0.00%	07/01/2046	25,889	6,634,749
Series 2018 A-1, RB(i)	0.00%	07/01/2051	244,981	46,223,015
Series 2018 A-1, RB	4.75%	07/01/2053	31,979	28,665,315
Series 2018 A-1, RB	5.00%	07/01/2058	45,864	42,552,667
Series 2019 A-2, RB	4.33%	07/01/2040	59,409	53,985,095
Series 2019 A-2, RB	4.54%	07/01/2053	314	271,544
Series 2019 A-2, RB	4.78%	07/01/2058	25,223	22,545,917
				766,859,247

Rhode Island–0.00%
Tobacco Settlement Financing Corp.; Series 2015 B, Ref. RB	5.00%	06/01/2050	30	29,218

South Carolina–0.13%
South Carolina (State of) Jobs-Economic Development Authority (High Point Academy Project); Series 2018 A, RB(h)	5.75%	06/15/2049	2,000	2,014,655
South Carolina (State of) Jobs-Economic Development Authority (Kiawah Life Plan Village, Inc.); Series 2021, RB(h)	8.75%	07/01/2025	3,000	3,177,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina–(continued)
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2043	$1,000	$821,013
Series 2013, RB	5.13%	05/01/2048	2,000	1,615,079
Series 2017, Ref. RB	5.00%	05/01/2042	250	207,070
South Carolina (State of) Jobs-Economic Development Authority (South Carolina Episcopal Home at Still Hopes); Series 2018 A, Ref. RB	5.00%	04/01/2048	1,085	921,572
South Carolina (State of) Jobs-Economic Development Authority (Virtus Academy); Series 2021 A, RB(h)	5.00%	06/15/2051	1,330	1,095,364
				9,851,815

Tennessee–1.17%
Bristol (City of), TN Industrial Development Board (Pinnacle); Series 2016, RB	5.63%	06/01/2035	13,000	11,721,852
Memphis (City of) & Shelby (County of), TN Economic Development Growth Engine Industrial Development Board (Graceland);
Series 2017 A, Ref. RB	5.50%	07/01/2037	250	182,538
Series 2017 A, Ref. RB	5.63%	01/01/2046	750	464,120
Metropolitan Nashville Airport Authority (The); Series 2022 B, RB(c)	5.50%	07/01/2052	1,000	1,070,407
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Trousdale Foundation Properties);
Series 2018 A, RB (Acquired 08/29/2018; Cost $14,581,018)(e)(h)	6.00%	04/01/2038	14,875	5,206,250
Series 2018 A, RB (Acquired 08/29/2018-09/14/2020; Cost $12,784,437)(e)(h)	6.25%	04/01/2049	19,400	6,790,000
New Memphis Arena Public Building Authority (City of Memphis);
Series 2021, RB(i)	0.00%	04/01/2036	1,300	732,215
Series 2021, RB(i)	0.00%	04/01/2037	1,475	781,284
Series 2021, RB(i)	0.00%	04/01/2039	1,250	588,152
Series 2021, RB(i)	0.00%	04/01/2040	1,375	610,004
Series 2021, RB(i)	0.00%	04/01/2042	1,300	512,446
Series 2021, RB(i)	0.00%	04/01/2043	1,350	504,360
Shelby (County of), TN Health, Educational & Housing Facilities Board (Kirby Pines); Series 1997 A, RB	6.38%	11/15/2025	1,105	1,088,643
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	16,300	13,561,589
Series 2016 A, Ref. RB(h)	5.00%	09/01/2031	750	675,961
Series 2016 A, Ref. RB(h)	5.00%	09/01/2037	1,145	964,101
Tennessee (State of) School Bond Authority; Series 2022, RB (CEP - Colorado Higher Education Intercept Program)(j)	5.00%	11/01/2047	42,835	47,149,371
				92,603,293

Texas–9.88%
Arlington Higher Education Finance Corp. (Legacy Traditional Schools);
Series 2021, Ref. RB	4.38%	02/15/2051	7,500	5,302,351
Series 2021, Ref. RB	4.50%	02/15/2056	3,000	2,088,401
Series 2022, RB(h)	6.38%	02/15/2052	4,000	3,819,868
Series 2022, RB(h)	6.50%	02/15/2057	6,000	5,739,468
Arlington Higher Education Finance Corp. (Newman International Academy); Series 2021, RB	5.00%	08/15/2051	3,500	3,033,455
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.13%	03/01/2044	2,000	2,032,091
Aubrey Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	10,000	9,461,121
Bexar (County of), TX; Series 2021, Ctfs. of Obligation (INS - BAM)(g)	3.00%	06/15/2047	5,000	3,982,816
Birdville Independent School District; Series 2023, GO Bonds	4.00%	02/15/2048	12,640	11,581,430
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC);
Series 2019 A, RB(c)(h)	9.00%	03/01/2039	1,895	1,998,377
Series 2019, RB(c)	7.00%	03/01/2039	10,700	9,897,696
Series 2019, RB(c)(h)	9.00%	03/01/2039	3,280	3,458,933
Bridge City Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(j)	4.13%	02/15/2043	3,440	3,399,497
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(j)	4.13%	02/15/2045	7,320	7,181,247
Calhoun (County of), TX Navigation Industrial Development Authority (Max Midstream Texas LLC); Series 2021, RN(c)(h)	3.63%	07/01/2026	7,000	6,337,290

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015, RB	5.75%	08/15/2038	$1,000	$1,004,267
Series 2015, RB	5.75%	08/15/2045	8,000	7,861,211
Series 2018 D, RB	5.75%	08/15/2033	6,190	6,295,738
Series 2018 D, RB	6.00%	08/15/2038	14,250	14,423,943
Series 2018 D, RB	6.13%	08/15/2048	29,450	29,618,142
Community Independent School District;
Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2046	4,600	4,380,932
Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2050	2,000	1,868,456
Corpus Christi Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2040	1,120	1,081,965
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2041	1,165	1,123,158
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2042	700	675,076
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	6,400	6,050,289
Cypress-Fairbanks Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(j)	4.50%	02/15/2047	15,550	15,839,678
Dallas (City of), TX; Series 2023 A, Ref. RB	4.00%	10/01/2052	7,230	6,818,379
Deer Park Independent School District;
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	10/01/2040	2,515	2,831,678
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	10/01/2041	1,415	1,437,559
Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	4.25%	10/01/2042	1,795	1,814,838
Del Valle Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	06/15/2047	10,000	9,605,363
El Paso (City of), TX;
Series 2021 B, GO Bonds	4.00%	08/15/2047	1,250	1,166,387
Series 2022, RB(j)	4.00%	03/01/2048	9,950	9,268,459
Forney Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)(j)	4.00%	08/15/2047	16,625	15,909,470
Goose Creek Consolidated Independent School District;
Series 2019 B, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	10/01/2041	1,450	1,613,565
Series 2019 B, GO Bonds (CEP - Texas Permanent School Fund)(j)	4.50%	10/01/2049	10,000	10,161,974
Grand Parkway Transportation Corp.; Series 2013 B, RB(f)	5.85%	10/01/2048	17,000	17,934,657
Guadalupe (County of) & Seguin (City of), TX Hospital Board of Managers;
Series 2015, Ref. RB	5.00%	12/01/2040	5,350	4,982,678
Series 2015, Ref. RB	5.00%	12/01/2045	9,230	8,315,998
Harris (County of), TX; Series 2021, Ref. RB	4.00%	10/01/2036	10	10,271
Harris (County of), TX Toll Road Authority (The); Series 2021, Ref. RB	4.00%	08/15/2045	10,000	9,562,375
Houston (City of), TX Airport System (Continental Airlines, Inc.); Series 2011 A, Ref. RB(c)	6.63%	07/15/2038	16,000	16,001,264
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E); Series 2014, Ref. RB(c)	5.00%	07/01/2029	32,705	32,234,414
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2020 C, Ref. RB(c)	5.00%	07/15/2027	1,325	1,324,653
Series 2021 B-1, RB(c)	4.00%	07/15/2041	13,745	11,847,962
Houston Higher Education Finance Corp. (Houston Baptist University); Series 2021, RB	4.00%	10/01/2051	1,350	1,079,471
Ingram Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	3,500	3,313,792
Katy Independent School District; Series 2021, GO Bonds (INS - BAM)(g)	3.00%	02/15/2046	5,000	3,982,062
La Vernia Higher Education Finance Corp. (Meridian World School); Series 2015, RB(b)(h)(m)	5.60%	08/15/2024	4,420	4,559,797
Lake Travis Independent School District; Series 2023, Ref. GO Bonds	4.00%	02/15/2048	13,875	12,905,519
Lamar Consolidated Independent School District;
Series 2021, GO Bonds (INS - BAM)(g)	3.00%	02/15/2051	5,000	3,781,088
Series 2023, GO Bonds	4.00%	02/15/2048	25,000	23,822,870
Liberty Hill Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	3.00%	02/01/2051	5,000	3,761,811
Little Elm Independent School District; Series 2023, GO Bonds	4.00%	08/15/2048	3,865	3,652,316
Magnolia Independent School District; Series 2023, GO Bonds	4.00%	08/15/2047	12,000	11,184,628
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(c)(h)	4.63%	10/01/2031	21,150	20,673,349
New Hope Cultural Education Facilities Finance Corp. (4-K Housing, Inc.-Stoney Brook); Series 2017 C, RB(d)	5.00%	07/01/2037	1,610	563,500

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	$285	$226,603
Series 2021 A-2, RB	7.50%	11/15/2036	2,390	2,004,315
Series 2021, RB	2.00%	11/15/2061	7,389	3,216,109
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community); Series 2016, Ref. RB	5.00%	07/01/2046	18,395	13,409,663
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,750	6,767,459
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	6,790	6,060,542
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	1,365	1,208,807
Series 2016 A, RB	5.50%	11/15/2046	4,475	3,721,235
Series 2016 A, RB	5.50%	11/15/2052	850	688,671
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.25%	10/01/2049	9,040	7,578,690
Series 2020, RB	5.25%	10/01/2055	1,900	1,553,794
Newark High Education Finance Corp. (A+ Charter Schools, Inc.);
Series 2015 A, RB(h)	5.50%	08/15/2035	845	871,168
Series 2015 A, RB(h)	5.75%	08/15/2045	2,015	2,063,996
Newark High Education Finance Corp. (Hughen Center, Inc.);
Series 2022 A, RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2042	600	642,005
Series 2022 A, RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2047	1,000	1,058,071
Series 2022 A, RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2052	500	525,988
North Texas Tollway Authority; Series 2011 B, RB(b)(i)(m)	0.00%	09/01/2031	15,500	7,627,051
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2020, Ref. RB(c)(h)	4.00%	01/01/2050	6,125	4,520,446
Series 2021, RB(c)(h)	2.75%	01/01/2036	1,750	1,268,972
Prosper Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2047	5,000	4,872,980
Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	10,000	9,711,734
Red River Health Facilities Development Corp. (MRC Crossing);
Series 2014 A, RB(b)(m)	7.50%	11/15/2024	2,350	2,510,952
Series 2014 A, RB(b)(m)	7.75%	11/15/2024	5,100	5,470,225
Series 2014 A, RB(b)(m)	8.00%	11/15/2024	6,000	6,454,998
San Antonio (City of), TX River Authority; Series 2021, RB (INS - BAM)(g)	3.00%	01/01/2046	3,725	2,813,418
Sanger Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	7,380	6,966,135
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 B, RB (Acquired 09/04/2012; Cost $37,110,000)(c)(d)(e)(k)	8.00%	07/01/2038	37,110	9,277,500
Sheldon Independent School District;
Series 2023, GO Bonds (INS - BAM)(g)	4.00%	02/15/2048	4,950	4,637,813
Series 2023, GO Bonds (INS - BAM)(g)	4.00%	02/15/2050	10,220	9,544,550
Splendora Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.10%	02/15/2048	3,085	3,020,453
Spring Branch Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(j)	4.50%	02/01/2047	10,000	10,222,756
Spring Independent School District; Series 2023, GO Bonds	4.00%	08/15/2052	12,500	11,697,933
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Scott & White Health); Series 2022, RB(j)	5.00%	11/15/2051	15,000	15,763,098
Tarrant County Cultural Education Facilities Finance Corp. (Air Force Village Obligated Group); Series 2016, Ref. RB	5.00%	05/15/2045	3,000	2,530,535
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	6.00%	11/15/2027	3,250	3,271,254
Series 2017, RB	6.75%	11/15/2047	13,125	13,194,507
Series 2017, RB	6.75%	11/15/2052	965	967,311

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB (Acquired 07/18/2007; Cost $1,015,000)(d)(e)	5.75%	02/15/2025	$1,015	$558,250
Series 2007, RB (Acquired 07/18/2007; Cost $1,600,000)(d)(e)	5.75%	02/15/2029	1,600	880,000
Series 2009 A, RB (Acquired 12/10/2009-10/01/2020; Cost $12,866,093)(d)(e)	8.00%	02/15/2038	13,350	7,342,500
Series 2017 A, RB (Acquired 12/15/2016-09/17/2020; Cost $26,170,658)(d)(e)	6.38%	02/15/2048	26,895	14,792,250
Series 2017 A, RB (Acquired 12/15/2016-04/28/2020; Cost $24,814,254)(d)(e)	6.38%	02/15/2052	25,055	13,780,250
Series 2017, RB (Acquired 11/05/2019; Cost $9,547,686)(d)(e)	6.38%	02/15/2041	8,755	4,815,250
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2022 A, RB	4.00%	07/01/2053	4,345	3,882,339
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.63%	11/15/2041	1,000	948,138
Series 2020, Ref. RB	6.75%	11/15/2051	4,000	3,674,014
Series 2020, Ref. RB	6.88%	11/15/2055	4,000	3,705,166
Tarrant County Cultural Education Facilities Finance Corp. (Stayton at Museum Way); Series 2020, RB	5.75%	12/01/2054	18,637	12,113,954
Texas (State of) Transportation Commission;
Series 2019, RB(i)	0.00%	08/01/2051	6,000	1,218,174
Series 2019, RB(i)	0.00%	08/01/2052	6,000	1,147,366
Series 2019, RB(i)	0.00%	08/01/2053	1,000	180,513
Texas (State of) Water Development Board;
Series 2022, RB(j)	4.80%	10/15/2052	33,000	34,568,140
Series 2022, RB(j)	5.00%	10/15/2057	3,500	3,765,808
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility);
Series 2013, RB(c)	7.00%	12/31/2038	4,000	4,054,731
Series 2013, RB(c)	6.75%	06/30/2043	17,450	17,654,619
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3C); Series 2019, RB(c)	5.00%	06/30/2058	17,135	16,854,512
Thrall Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	10,000	9,267,719
Travis County Cultural Education Facilities Finance Corp. (Wayside Schools); Series 2012 A, RB	5.25%	08/15/2042	55	53,368
Waco (City of), TX; Series 2023 A, Ctfs. Of Obligation	4.00%	02/01/2053	8,660	7,913,946
Waco Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	3.00%	08/15/2052	5,000	3,723,695
				780,495,482

Utah–1.04%
Black Desert Public Infrastructure District;
Series 2021 A, GO Bonds(h)	4.00%	03/01/2051	8,525	6,346,757
Series 2021 B, GO Bonds(h)	7.38%	09/15/2051	5,500	4,473,129
Downtown East Streetcar Sewer Public Infrastructure District; Series 2022 B, GO Bonds(h)	9.00%	03/15/2053	1,239	1,226,357
Jepson Canyon Public Infrastructure District No. 1;
Series 2022 A, GO Bonds(h)	5.13%	03/01/2051	3,280	2,519,618
Series 2022 B, GO Bonds(h)	8.00%	03/15/2051	579	478,448
Mida Mountain Village Public Infrastructure District;
Series 2020 A, RB(h)	4.50%	08/01/2040	1,205	1,082,942
Series 2020 A, RB(h)	5.00%	08/01/2050	6,500	5,784,260
Murray (City of), UT (IHC Health Services, Inc.); Series 2005 A, VRD RB(o)	0.02%	05/15/2037	3,935	3,935,000
Red Bridge Public Infrastructure District No. 1;
Series 2021 A, GO Bonds(h)	3.63%	02/01/2035	600	480,911
Series 2021 A, GO Bonds(h)	4.13%	02/01/2041	500	385,076
Series 2021 A, GO Bonds(h)	4.38%	02/01/2051	1,100	814,143
Series 2021 B, GO Bonds(h)	7.38%	08/15/2051	600	481,260
Salt Lake City (City of), UT;
Series 2018 A, RB(c)(j)	5.00%	07/01/2043	14,750	15,043,562
Series 2018 A, RB(c)(j)	5.00%	07/01/2048	11,250	11,397,690
Salt Lake City (City of), UT (Salt Lake City International Airport); Series 2021 A, RB(c)(j)(l)	5.00%	07/01/2051	11,675	11,904,660
University of Utah (The) (Green Bonds); Series 2022 A, RB	4.00%	08/01/2051	4,000	3,645,402
Utah (State of) Charter School Finance Authority (Ascent Academies of Utah); Series 2022, RB(h)	5.00%	06/15/2052	9,640	7,788,153
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(h)	5.00%	06/15/2050	2,000	1,759,618
Utah (State of) Charter School Finance Authority (Navigator Pointe Academy); Series 2010 A, RB	5.38%	07/15/2030	925	926,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (Renaissance Academy); Series 2020, Ref. RB(h)	5.00%	06/15/2055	$2,080	$1,888,690
				82,361,797

Virginia–0.72%
Ballston Quarter Community Development Authority;
Series 2016 A, RB	5.38%	03/01/2036	1,545	1,191,775
Series 2016 A, RB	5.50%	03/01/2046	9,590	6,699,062
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.00%	01/01/2049	7,265	5,764,419
Roanoke (City of), VA Economic Development Authority (Richfield Living);
Series 2020, RB (Acquired 01/23/2020; Cost $ 1,669,102)(e)	5.00%	09/01/2040	1,645	1,118,680
Series 2020, RB (Acquired 01/23/2020; Cost $ 1,210,000)(e)	5.13%	09/01/2055	1,210	765,264
Tobacco Settlement Financing Corp.;
Series 2007 B-1, RB	5.00%	06/01/2047	21,035	19,634,037
Series 2007 B-2, RB	5.20%	06/01/2046	3,000	2,928,585
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(c)	4.00%	01/01/2040	500	449,576
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3);
Series 2017, RB(c)	5.00%	12/31/2049	7,350	7,338,710
Series 2017, RB(c)	5.00%	12/31/2052	2,150	2,143,237
Series 2017, RB(c)	5.00%	12/31/2056	7,235	7,199,384
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay); Series 2018, Ref. RB	5.00%	09/01/2040	1,750	1,652,473
				56,885,202

Washington–1.47%
Central Puget Sound Regional Transit Authority (Green Bonds); Series 2021 S-1, Ref. RB(j)	4.00%	11/01/2046	16,255	14,980,367
King (County of), WA Public Hospital District No. 4;
Series 2015 A, RB	5.75%	12/01/2030	3,000	3,069,269
Series 2015 A, RB	6.00%	12/01/2035	2,685	2,752,074
Series 2015 A, RB	6.25%	12/01/2045	6,465	6,618,170
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(c)	5.00%	04/01/2030	19,500	19,510,345
University of Washington; Series 2020 A, RB	4.00%	04/01/2045	5,900	5,642,785
Washington (State of) Convention Center Public Facilities District; Series 2018, RB(j)(l)	5.00%	07/01/2058	29,500	28,096,440
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(c)(h)	5.63%	12/01/2040	9,000	8,748,329
Washington (State of) Housing Finance Commission (Bayview Manor Homes);
Series 2016 A, Ref. RB(h)	5.00%	07/01/2036	1,460	1,286,775
Series 2016 A, Ref. RB(h)	5.00%	07/01/2046	1,700	1,352,758
Series 2016 A, Ref. RB(h)	5.00%	07/01/2051	9,650	7,459,075
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(b)(h)(m)	7.00%	07/01/2025	2,150	2,301,417
Series 2015 A, RB(b)(h)(m)	7.00%	07/01/2025	1,500	1,605,640
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.);
Series 2016 A, Ref. RB(h)	5.00%	01/01/2031	1,500	1,346,433
Series 2016 A, Ref. RB(h)	5.00%	01/01/2046	8,700	6,738,353
Washington (State of) Housing Finance Commission (Spokane International Academy); Series 2021 A, RB(h)	5.00%	07/01/2050	2,000	1,825,635
Washington (State of) Housing Finance Commission (Transforming Age); Series 2019 A, RB(h)	5.00%	01/01/2055	4,000	2,952,788
				116,286,653

West Virginia–0.75%
Harrison (County of), WV Commission (Charles Pointe No. 2);
Series 2008 A, Ref. RB	7.00%	06/01/2035	3,340	3,342,008
Series 2013, Ref. RB(d)(h)	7.00%	06/01/2035	1,000	500,000
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District);
Series 2019 A, RB(h)	5.75%	06/01/2042	15,000	10,946,502
Series 2019 B, Ref. RB(h)	7.50%	06/01/2042	6,140	4,792,249
Kanawha (County of), WV (The West Virginia State University Foundation); Series 2013, RB(b)(h)(m)	6.75%	07/01/2023	5,650	5,712,815

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
West Virginia–(continued)
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District);
Series 2017 A, Ref. RB(h)	5.75%	06/01/2043	$6,000	$6,080,456
Series 2020, Ref. RB(h)	7.50%	06/01/2043	13,205	13,782,636
Series 2021 A, Ref. RB(h)	4.13%	06/01/2043	3,000	2,671,476
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(c)(h)	7.25%	02/01/2036	10,965	7,675,500
Series 2018, RB(c)(h)	8.75%	02/01/2036	4,500	3,600,000
				59,103,642

Wisconsin–4.66%
Wisconsin (State of) Center District;
Series 2020 C, RB (INS - AGM)(g)(i)	0.00%	12/15/2055	24,900	4,732,855
Series 2020 D, RB (INS - AGM)(g)(i)	0.00%	12/15/2060	86,500	12,530,675
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group);
Series 2017, Ref. RB	5.00%	08/01/2027	1,800	1,699,037
Series 2017, Ref. RB	5.00%	08/01/2037	5,820	4,880,844
Series 2017, Ref. RB	5.00%	08/01/2039	2,355	1,933,416
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	2,950	2,538,435
Series 2019, Ref. RB	5.00%	11/01/2046	10,050	8,136,826
Wisconsin (State of) Health & Educational Facilities Authority (Mile Bluff Medical Center, Inc.); Series 2014, RB	5.75%	05/01/2039	4,260	4,064,074
Wisconsin (State of) Public Finance Authority (Alabama Proton Therapy Center);
Series 2017 A, RB(h)	6.25%	10/01/2031	3,475	2,952,601
Series 2017 A, RB(h)	6.85%	10/01/2047	25,735	19,532,736
Series 2017 A, RB(h)	7.00%	10/01/2047	1,250	952,450
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(d)(h)	6.25%	08/01/2027	1,550	1,162,500
Series 2017, RB(d)(h)	6.75%	08/01/2031	15,590	8,574,500
Series 2017, RB(h)	6.50%	12/01/2037	25,000	21,552,330
Series 2017, RB(h)	6.75%	12/01/2042	12,270	10,575,098
Series 2017, RB(h)	7.00%	12/01/2050	8,900	7,684,484
Wisconsin (State of) Public Finance Authority (Ascend Leadership Academy); Series 2021 A, RB(h)	5.00%	06/15/2051	2,000	1,577,323
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(h)	5.13%	06/01/2048	10,500	9,387,014
Wisconsin (State of) Public Finance Authority (Coral Academy of Science Reno); Series 2019, Ref. RB(h)	5.00%	06/01/2050	1,250	1,075,702
Wisconsin (State of) Public Finance Authority (Cross Creek Public Improvement District); Series 2019, RB(h)	5.75%	10/01/2053	4,880	4,885,020
Wisconsin (State of) Public Finance Authority (Delray Beach Radiation Therapy Center);
Series 2017 A, RB (Acquired 04/03/2017; Cost $1,440,000)(d)(e)(h)	5.75%	11/01/2024	1,440	864,000
Series 2017 A, RB (Acquired 04/03/2017; Cost $2,525,000)(d)(e)(h)	6.25%	11/01/2028	2,525	1,515,000
Series 2017 A, RB (Acquired 04/03/2017-01/13/2021; Cost $34,467,094)(d)(e)(h)	6.85%	11/01/2046	34,350	20,610,000
Series 2017 B, RB (Acquired 01/23/2018; Cost $8,349,668)(d)(e)(h)	8.50%	11/01/2046	8,000	3,600,000
Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2018 A, RB(h)	6.13%	02/01/2048	5,535	4,827,073
Series 2020 A, RB(h)	6.13%	02/01/2050	3,305	2,870,817
Series 2022 A, RB(h)	6.13%	02/01/2050	3,580	3,109,690
Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.);
Series 2019 A, RB	5.50%	12/01/2038	4,117	3,753,092
Series 2019 A, RB	5.75%	12/01/2048	6,863	6,030,447
Wisconsin (State of) Public Finance Authority (Grand Hyatt San Antonio);
Series 2022 B, RB(h)	5.63%	02/01/2046	3,500	3,390,894
Series 2022 B, RB(h)	6.00%	02/01/2062	6,500	6,471,604
Wisconsin (State of) Public Finance Authority (Kipp Charlotte, Inc.); Series 2020 A, RB(h)	5.00%	10/15/2055	350	317,698
Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development); Series 2016, RB(l)	5.00%	03/01/2041	15,000	15,407,805
Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(h)	5.25%	06/15/2049	5,775	5,407,711

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40	Invesco High Yield Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center);
Series 2018 A-1, RB(h)	6.25%	01/01/2038	$11,000	$6,765,000
Series 2018 A-1, RB(h)	6.38%	01/01/2048	16,520	10,159,800
Wisconsin (State of) Public Finance Authority (Mary’s Woods at Marylhurst);
Series 2017 A, Ref. RB(h)	5.25%	05/15/2037	1,000	958,377
Series 2017 A, Ref. RB(h)	5.25%	05/15/2047	2,240	2,005,756
Series 2017 A, Ref. RB(h)	5.25%	05/15/2052	3,300	2,891,055
Wisconsin (State of) Public Finance Authority (Million Air Two LLC General Aviation Facilities);
Series 2017 A, RB(c)	7.25%	06/01/2035	10,940	10,397,188
Series 2017, Ref. RB(c)(h)	7.13%	06/01/2041	15,375	13,705,987
Wisconsin (State of) Public Finance Authority (Minnesota College of Osteopathic Medicine); Series 2019 A-1, RB(d)(h)	5.50%	12/01/2048	76	23,584
Wisconsin (State of) Public Finance Authority (New Plan Learning, Inc.);
Series 2021 A, Ref. RB	3.75%	07/01/2031	4,165	3,599,444
Series 2021 A, Ref. RB	5.00%	07/01/2041	7,415	6,382,315
Wisconsin (State of) Public Finance Authority (Penick Village Obligated Group); Series 2019, Ref. RB(h)	5.00%	09/01/2049	1,450	1,121,220
Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	17,025	17,291,220
Series 2018 A, RB	5.35%	12/01/2045	24,750	24,402,644
Wisconsin (State of) Public Finance Authority (Proton International);
Series 2021 A, RB(h)	6.50%	01/01/2041	10,000	7,978,972
Series 2021 A, RB(h)	6.85%	01/01/2051	11,110	8,371,657
Wisconsin (State of) Public Finance Authority (Rose Villa); Series 2014 A, RB(b)(h)(m)	6.00%	11/15/2024	2,500	2,597,454
Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.88%	04/01/2045	6,400	6,461,240
Wisconsin (State of) Public Finance Authority (Searstone CCRC); Series 2021 A, Ref. RB(h)	4.00%	06/01/2036	1,000	824,535
Wisconsin (State of) Public Finance Authority (Southminster);
Series 2018, RB(h)	5.00%	10/01/2043	500	428,669
Series 2018, RB(h)	5.00%	10/01/2053	9,600	7,794,462
Wisconsin (State of) Public Finance Authority (Uwharrie Charter Academy); Series 2022 A, RB(h)	5.00%	06/15/2052	1,000	871,406
Wisconsin (State of) Public Finance Authority (Wakemed Hospital); Series 2019 A, Ref. RB	4.00%	10/01/2049	1,250	1,100,773
Wisconsin (State of) Public Finance Authority (WFCS Portfolio); Series 2021 A-1, RB(h)	5.00%	01/01/2056	1,150	862,639
Wisconsin (State of) Public Finance Authority (WhiteStone);
Series 2017, Ref. RB(h)	5.00%	03/01/2052	2,300	1,911,891
Series 2020 A, RB(h)	5.25%	03/01/2045	5,000	4,433,843
Wisconsin (State of) Public Finance Authority (Wittenberg University);
Series 2016, RB(h)	5.00%	12/01/2031	7,330	6,950,731
Series 2016, RB(h)	5.25%	12/01/2039	10,685	9,303,451
				368,199,064
Total Municipal Obligations (Cost $9,522,278,797)				8,965,115,748

U.S. Dollar Denominated Bonds & Notes–0.28%
Louisiana–0.19%
Nola Oil Terminal LLC; Series 2021(h)	12.00%	03/15/2023	15,000	14,996,250

West Virginia–0.09%
Empire South Terminal of West Virginia LLC(h)	14.00%	11/01/2023	6,850	7,209,008

Total U.S. Dollar Denominated Bonds & Notes (Cost $21,850,000)				22,205,258

TOTAL INVESTMENTS IN SECURITIES(q) –113.72% (Cost $9,544,128,797)				8,987,321,006

FLOATING RATE NOTE OBLIGATIONS–(15.31)%
Notes with interest and fee rates ranging from 3.95% to 4.24% at 02/28/2023 and contractual maturities of collateral ranging from 10/01/2029 to 11/01/2059 (See Note 1K)(r)				(1,210,095,000)

OTHER ASSETS LESS LIABILITIES–1.59%				125,976,242

NET ASSETS–100.00%				$7,903,202,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41	Invesco High Yield Municipal Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
USD	- U.S. Dollar
VRD	- Variable Rate Demand
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Security subject to the alternative minimum tax.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $342,035,290, which represented 4.33% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at February 28, 2023 was $264,012,973, which represented 3.34% of the Fund’s Net Assets.
(f)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(g)	Principal and/or interest payments are secured by the bond insurance company listed.
(h)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $1,672,133,901, which represented 21.16% of the Fund’s Net Assets.

(i)	Zero coupon bond issued at a discount.
(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $474,265,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(m)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(n)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(o)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(p)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(q)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(r)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $1,692,582,612 are held by TOB Trusts and serve as collateral for the $1,210,095,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42	Invesco High Yield Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $9,544,128,797)	$8,987,321,006
Receivable for:
Investments sold	64,057,707
Fund shares sold	11,737,580
Interest	155,428,789
Investments matured, at value (Cost $88,094,835)	70,871,193
Investment for trustee deferred compensation and retirement plans	519,060
Other assets	3,396,531
Total assets	9,293,331,866

Liabilities:
Floating rate note obligations	1,210,095,000
Payable for:
Investments purchased	137,970,002
Dividends	14,451,996
Fund shares reacquired	10,207,882
Amount due custodian	13,433,288
Accrued fees to affiliates	2,883,114
Accrued interest expense	107,330
Accrued trustees’ and officers’ fees and benefits	8,150
Accrued other operating expenses	382,042
Trustee deferred compensation and retirement plans	590,814
Total liabilities	1,390,129,618
Net assets applicable to shares outstanding	$7,903,202,248

Net assets consist of:
Shares of beneficial interest	$9,406,658,152
Distributable earnings (loss)	(1,503,455,904)

$7,903,202,248

Net Assets:
Class A	$4,873,987,480

Class C	$346,859,350

Class Y	$2,023,123,972

Class R5	$45,893

Class R6	$659,185,553

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	570,012,925

Class C	40,705,470

Class Y	236,253,529

Class R5	5,370

Class R6	77,197,460

Class A:
Net asset value per share	$8.55

Maximum offering price per share (Net asset value of $8.55 ÷ 95.75%)	$8.93

Class C:
Net asset value and offering price per share	$8.52

Class Y:
Net asset value and offering price per share	$8.56

Class R5:
Net asset value and offering price per share	$8.55

Class R6:
Net asset value and offering price per share	$8.54

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43	Invesco High Yield Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$514,932,434

Expenses:
Advisory fees	43,188,668

Administrative services fees	1,235,983

Custodian fees	48,908

Distribution fees:
Class A	13,160,529

Class C	4,006,747

Interest, facilities and maintenance fees	45,479,807

Transfer agent fees – A, C and Y	5,378,319

Transfer agent fees – R5	124

Transfer agent fees – R6	109,732

Trustees’ and officers’ fees and benefits	74,004

Registration and filing fees	302,302

Reports to shareholders	198,492

Professional services fees	760,178

Other	294,277

Total expenses	114,238,070

Less: Expense offset arrangement(s)	(3,187)

Net expenses	114,234,883

Net investment income	400,697,551

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,279,342))	(308,206,743)

Futures contracts	46,277,150

(261,929,593)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(1,137,439,991)

Futures contracts	250,000

(1,137,189,991)

Net realized and unrealized gain (loss)	(1,399,119,584)

Net increase (decrease) in net assets resulting from operations	$(998,422,033)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44	Invesco High Yield Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$400,697,551	$418,523,480

Net realized gain (loss)	(261,929,593)	43,674,375

Change in net unrealized appreciation (depreciation)	(1,137,189,991)	(300,915,371)

Net increase (decrease) in net assets resulting from operations	(998,422,033)	161,282,484

Distributions to shareholders from distributable earnings:
Class A	(241,232,400)	(259,211,014)

Class C	(15,619,181)	(18,774,894)

Class Y	(106,353,416)	(123,351,862)

Class R5	(5,839)	(6,774)

Class R6	(32,985,545)	(33,850,863)

Total distributions from distributable earnings	(396,196,381)	(435,195,407)

Share transactions–net:
Class A	(532,392,868)	89,215,608

Class C	(114,720,165)	(62,913,536)

Class Y	(386,703,990)	174,949,804

Class R5	(91,765)	1,240

Class R6	(32,858,865)	125,135,956

Net increase (decrease) in net assets resulting from share transactions	(1,066,767,653)	326,389,072

Net increase (decrease) in net assets	(2,461,386,067)	52,476,149

Net assets:
Beginning of year	10,364,588,315	10,312,112,166

End of year	$7,903,202,248	$10,364,588,315

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45	Invesco High Yield Municipal Fund

Statement of Cash Flows

For the year ended February 28, 2023

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$(998,422,033)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(2,440,683,977)

Proceeds from sales of investments	3,453,278,268

Proceeds from sales of short-term investments, net	45,888,989

Amortization of premium on investment securities	26,095,658

Accretion of discount on investment securities	(90,694,379)

Increase in variation margin - futures contracts	(2,810,010)

Net realized loss from investment securities	308,206,743

Net change in unrealized depreciation on investment securities	1,137,439,991

Change in operating assets and liabilities:

Increase in receivables and other assets	(3,377,559)

Decrease in accrued expenses and other payables	(583,768)

Net cash provided by operating activities	1,434,337,923

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(180,202,170)

Decrease in payable for amount due custodian	(3,526,263)

Proceeds from shares of beneficial interest sold	3,362,446,950

Proceeds of TOB Trusts	881,090,000

Repayments of TOB Trusts	(812,705,000)

Repayment of borrowings	(32,500,000)

Disbursements from shares of beneficial interest reacquired	(4,651,501,440)

Net cash provided by (used in) financing activities	(1,436,897,923)

Net decrease in cash and cash equivalents	(2,560,000)

Cash and cash equivalents at beginning of period	2,560,000

Cash and cash equivalents at end of period	$–

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$216,932,890

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$45,471,248

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46	Invesco High Yield Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$ 9.94	$0.41	$(1.39)	$(0.98)	$(0.41)	$ 8.55	(9.91)%		$4,873,987	1.39%		1.39%		0.86%		4.63%		27%
Year ended 02/28/22	10.19	0.39	(0.23)	0.16	(0.41)	9.94	1.44		6,253,279	0.98		0.98		0.86		3.76		17
Year ended 02/28/21	10.68	0.42	(0.47)	(0.05)	(0.44)	10.19	(0.25)		6,323,866	1.03		1.03		0.86		4.28		26
Year ended 02/29/20	9.87	0.43	0.83	1.26	(0.45)	10.68	13.00		6,659,123	1.13		1.13		0.86		4.19		10
Year ended 02/28/19	9.93	0.43	(0.02)	0.41	(0.47)	9.87	4.17		5,561,342	1.22		1.22		0.86		4.37		24
Class C
Year ended 02/28/23	9.91	0.35	(1.40)	(1.05)	(0.34)	8.52	(10.60)	(d)	346,859	2.13	(d)	2.13	(d)	1.59	(d)	3.89	(d)	27
Year ended 02/28/22	10.15	0.31	(0.22)	0.09	(0.33)	9.91	0.78	(d)	530,125	1.71	(d)	1.71	(d)	1.59	(d)	3.03	(d)	17
Year ended 02/28/21	10.64	0.35	(0.48)	(0.13)	(0.36)	10.15	(0.99)	(d)	605,479	1.77	(d)	1.77	(d)	1.60	(d)	3.54	(d)	26
Year ended 02/29/20	9.84	0.35	0.82	1.17	(0.37)	10.64	12.09		948,191	1.88		1.88		1.61		3.44		10
Year ended 02/28/19	9.89	0.36	(0.02)	0.34	(0.39)	9.84	3.52		860,988	1.97		1.97		1.61		3.62		24
Class Y
Year ended 02/28/23	9.96	0.44	(1.41)	(0.97)	(0.43)	8.56	(9.75)		2,023,124	1.14		1.14		0.61		4.88		27
Year ended 02/28/22	10.21	0.42	(0.24)	0.18	(0.43)	9.96	1.70		2,780,042	0.73		0.73		0.61		4.01		17
Year ended 02/28/21	10.70	0.45	(0.48)	(0.03)	(0.46)	10.21	0.01		2,684,515	0.78		0.78		0.61		4.53		26
Year ended 02/29/20	9.89	0.46	0.82	1.28	(0.47)	10.70	13.25		3,291,052	0.88		0.88		0.61		4.44		10
Year ended 02/28/19	9.94	0.46	(0.02)	0.44	(0.49)	9.89	4.54		2,557,003	0.97		0.97		0.61		4.62		24
Class R5
Year ended 02/28/23	9.93	0.44	(1.39)	(0.95)	(0.43)	8.55	(9.61)		46	1.17		1.17		0.63		4.85		27
Year ended 02/28/22	10.18	0.41	(0.23)	0.18	(0.43)	9.93	1.67		158	0.76		0.76		0.64		3.98		17
Year ended 02/28/21	10.67	0.44	(0.47)	(0.03)	(0.46)	10.18	(0.02)		160	0.79		0.79		0.62		4.52		26
Year ended 02/29/20	9.87	0.46	0.81	1.27	(0.47)	10.67	13.20		189	0.86		0.86		0.59		4.46		10
Year ended 02/28/19	9.92	0.46	(0.02)	0.44	(0.49)	9.87	4.51		215	0.99		0.99		0.63		4.60		24
Class R6
Year ended 02/28/23	9.93	0.44	(1.39)	(0.95)	(0.44)	8.54	(9.65)		659,186	1.09		1.09		0.56		4.93		27
Year ended 02/28/22	10.18	0.42	(0.23)	0.19	(0.44)	9.93	1.75		800,984	0.68		0.68		0.56		4.06		17
Year ended 02/28/21	10.66	0.45	(0.46)	(0.01)	(0.47)	10.18	0.14		698,091	0.72		0.72		0.56		4.59		26
Year ended 02/29/20	9.86	0.46	0.82	1.28	(0.48)	10.66	13.25		649,785	0.81		0.81		0.54		4.51		10
Year ended 02/28/19	9.91	0.46	(0.01)	0.45	(0.50)	9.86	4.59		388,029	0.92		0.92		0.56		4.67		24

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99%, 0.98% and 0.99% for the years ended February 28, 2023, 2022 and 2021, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47	Invesco High Yield Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco High Yield Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek federal tax-exempt current income and taxable capital appreciation.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

Effective as of the open of business June 28, 2022, the Fund reopened to all investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

48	Invesco High Yield Municipal Fund

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Cash and Cash Equivalents - For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds, cash pledged as collateral and other investments held in lieu of cash and excludes investments made with cash collateral received. The cash pledged as collateral included in Cash and Cash Equivalents is restricted cash.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

49	Invesco High Yield Municipal Fund

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying instrument or asset. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

M.

Leverage Risk - Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

N.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds.” Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher-rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located.

Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities.

There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

O.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $300 million	0.600%

Next $300 million	0.550%

Over $600 million	0.500%

50	Invesco High Yield Municipal Fund

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.51%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limit.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted distribution and service plan pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plan”). The Fund, pursuant to the Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges,that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $269,883 in front-end sales commissions from the sale of Class A shares and $277,091 and $20,853 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE–3 Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$8,936,812,637	$28,303,111	$8,965,115,748
U.S. Dollar Denominated Bonds & Notes	–	22,205,258	–	22,205,258
Total Investments in Securities	–	8,959,017,895	28,303,111	8,987,321,006
Other Investments - Assets
Investments Matured	–	57,276,166	13,595,027	70,871,193
Total Investments	$–	$9,016,294,061	$41,898,138	$9,058,192,199

51	Invesco High Yield Municipal Fund

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk
Realized Gain:
Futures contracts	$46,277,150
Change in Net Unrealized Appreciation:
Futures contracts	250,000
Total	$46,527,150

The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts
Average notional value	$584,308,439

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $57,464,169 and securities sales of $195,496,103, which resulted in net realized gains (losses) of $(1,279,342).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,187.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $45,009,041 with an average interest rate of 3.07%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $1,157,609,642 and 3.36%, respectively.

52	Invesco High Yield Municipal Fund

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$13,648,668	$–
Ordinary income-tax-exempt	382,547,713	435,195,407
Total distributions	$396,196,381	$435,195,407

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2023

Undistributed tax-exempt income	$71,925,420

Net unrealized appreciation (depreciation) – investments	(638,056,243)

Temporary book/tax differences	(410,044)

Capital loss carryforward	(936,915,037)

Shares of beneficial interest	9,406,658,152

Total net assets	$7,903,202,248

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$485,204,573	$451,710,464	$936,915,037

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $2,483,366,478 and $3,480,037,465, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$272,428,639

Aggregate unrealized (depreciation) of investments	(910,484,882)

Net unrealized appreciation (depreciation) of investments	$(638,056,243)

Cost of investments for tax purposes is $9,696,248,442.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $65,130,460, undistributed net realized gain (loss) was decreased by $64,738,891 and shares of beneficial interest was decreased by $391,569. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	158,867,815	$1,399,191,601	78,726,847	$814,171,948

Class C	5,330,317	46,572,086	3,700,257	38,195,218

Class Y	178,575,581	1,576,940,241	99,433,377	1,031,956,209

Class R6	39,152,521	345,712,205	38,817,697	402,547,569

53	Invesco High Yield Municipal Fund

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Issued as reinvestment of dividends:
Class A	14,615,642	$129,069,386	13,327,131	$137,730,919

Class C	1,196,108	10,542,703	1,234,645	12,716,823

Class Y	5,973,158	52,854,268	6,304,682	65,291,247

Class R5	155	1,365	130	1,343

Class R6	2,774,249	24,465,168	2,321,895	23,948,570

Automatic conversion of Class C shares to Class A shares:
Class A	4,244,484	38,323,712	3,569,960	36,895,640

Class C	(4,257,829)	(38,323,712)	(3,581,930)	(36,895,640)

Reacquired:
Class A	(236,885,295)	(2,098,977,567)	(87,041,079)	(899,582,899)

Class C	(15,077,267)	(133,511,242)	(7,468,080)	(76,929,937)

Class Y	(227,548,344)	(2,016,498,499)	(89,472,817)	(922,297,652)

Class R5	(10,668)	(93,130)	(10)	(103)

Class R6	(45,431,004)	(403,036,238)	(29,042,329)	(301,360,183)

Net increase (decrease) in share activity	(118,480,377)	$(1,066,767,653)	30,830,376	$326,389,072

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 61% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

54	Invesco High Yield Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco High Yield Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco High Yield Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statements of operations and cash flows for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

55	Invesco High Yield Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$981.30	$8.06	$1,016.66	$8.20	1.64%
Class C	1,000.00	977.60	12.21	1,012.45	12.42	2.49
Class Y	1,000.00	981.50	6.88	1,017.85	7.00	1.40
Class R5	1,000.00	982.40	7.37	1,017.36	7.50	1.50
Class R6	1,000.00	982.70	6.54	1,018.20	6.66	1.33

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

56	Invesco High Yield Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	96.56%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57	Invesco High Yield Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School -Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds	175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.	N/A	N/A

T-5	Invesco High Yield Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1331 Spring Street, NW, Suite 2500 Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021

Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Sidley Austin LLP 787 Seventh Avenue New York, NY 10019	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

T-6	Invesco High Yield Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-HYM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Intermediate Term Municipal Income Fund

Nasdaq:

A: VKLMX ∎ C: VKLCX ∎ Y: VKLIX ∎ R6: VKLSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

34	Financial Statements

37	Financial Highlights

38	Notes to Financial Statements

44	Report of Independent Registered Public Accounting Firm

45	Fund Expenses

46	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Intermediate Term Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 2-17 Years Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.37%
Class C Shares	-6.11
Class Y Shares	-5.14
Class R6 Shares	-5.07
S&P Municipal Bond Index▼ (Broad Market Index)	-4.91
S&P Municipal Bond 2-17 Years Investment Grade Index▼ (Style-Specific Index)	-3.39
Lipper Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	-4.13

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bondholders and other interested parties continued

to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes - upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, an underweight allocation to local general obligation bonds contributed to the Fund’s relative return. An overweight allocation to AAA and AA-rated† credits also added to relative performance. On a state level, underweight allocations to and security selection among bonds domiciled in Texas contributed to relative performance.

    Overweight allocations to life care and dedicated tax sectors detracted from the Fund’s relative performance over the fiscal year. Overweight exposure to intermediate duration bonds (10.00 - 14.99 years) also detracted from relative performance. On a regional level, overweight exposure to bonds domiciled Pennsylvania detracted from relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well

2	Invesco Intermediate Term Municipal Income Fund

as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Intermediate Term Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: Refinitiv TM3

3 Source: Lipper Inc.

4 Source: US Federal Reserve

5 Source: JP Morgan

6 Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Jack Connelly

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Intermediate Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Intermediate Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (5/28/93)	3.91%
10 Years	1.50
5 Years	0.71
1 Year	-7.77

Class C Shares
Inception (10/19/93)	3.59%
10 Years	1.16
5 Years	0.46
1 Year	-7.03

Class Y Shares
Inception (8/12/05)	3.27%
10 Years	2.01
5 Years	1.47
1 Year	-5.14

Class R6 Shares
10 Years	1.93%
5 Years	1.54
1 Year	-5.07

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Intermediate Term Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Intermediate Term Municipal Income Fund (renamed Invesco Intermediate Term Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y shares are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Intermediate Term Municipal Income Fund

Supplemental Information

Invesco Intermediate Term Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎	The Lipper Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of intermediate municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Intermediate Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	87.19%

General Obligation Bonds	11.06

Pre-Refunded Bonds	1.75

Top Five Debt Holdings

		% of total net assets

1.	New York Transportation Development Corp. (American Airlines, Inc.), Series 2016, Ref. RB	1.34%

2.	Puerto Rico Sales Tax Financing Corp., Series 2018 A-1, RB	0.80

3.	Miami-Dade (County of), FL, Series 2017 B, Ref. RB	0.79

4.	New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.), Series 2012, RB	0.72

5.	Broward (County of), FL (Convention Center Expansion), Series 2021, RB	0.69

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco Intermediate Term Municipal Income Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-100.19%
Alabama-1.14%
Alabama (State of) Port Authority; Series 2017 A, Ref. RB (INS - AGM)(a)(b)	5.00%	10/01/2033	$3,500	$ 3,660,261
Alabaster (City of), AL Board of Education; Series 2014 A, GO Wts. (INS - AGM)(b)	5.00%	09/01/2025	1,500	1,538,184
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority; Series 2018 B, RB	5.00%	07/01/2035	2,345	2,493,547
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging);
Series 2016, RB	5.25%	06/01/2025	55	54,038
Series 2016, RB	5.50%	06/01/2030	2,000	1,886,738
Lee (County of), AL Public Building Authority (DHR Building); Series 2006, Revenue Wts. (INS - SGI)(b)	4.38%	09/01/2025	10	10,007
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2034	5,000	5,276,970
Selma (City of), AL Industrial Development Board (International Paper Co.); Series 2019, Ref. RB(c)	2.00%	10/01/2024	1,500	1,438,752
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(c)	5.50%	12/01/2029	2,000	2,144,660
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(d)	4.50%	05/01/2032	2,991	2,687,572
UAB Medicine Finance Authority; Series 2019, RB	5.00%	09/01/2031	550	608,787
				21,799,516

Arizona-2.35%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2032	3,400	3,503,135
Arizona (State of) Industrial Development Authority; Series 2019-2A, Revenue Ctfs.	3.63%	05/20/2033	3,058	2,840,421
Arizona (State of) Industrial Development Authority (Academies of Math & Science); Series 2019, RB(d)	5.00%	07/01/2039	1,000	972,737
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 D, Ref. RB(d)	5.00%	07/01/2037	630	614,849
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(d)	5.75%	07/15/2038	1,810	1,862,227
Glendale (City of), AZ; Series 2015, Ref. RB (INS - AGM)(b)	5.00%	07/01/2029	1,000	1,040,530
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2028	2,105	2,048,887
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2018 A, RB	5.00%	02/15/2038	1,200	1,206,731
Maricopa (County of), AZ Industrial Development Authority (Commercial Metals Co.); Series 2022, RB(a)(d)	4.00%	10/15/2047	2,000	1,659,078
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona); Series 2017 C, RB	5.00%	07/01/2037	315	326,128
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2021, RB(d)	4.00%	07/01/2041	1,275	1,049,380
Maricopa County Pollution Control Corp. (Southern California Edison); Series 2000, Ref. RB	2.40%	06/01/2035	4,000	3,078,635
Navajo (Nation of); Series 2015 A, Ref. RB(d)	5.50%	12/01/2030	725	753,376
Northern Arizona University; Series 2015, Ref. RB (INS - BAM)(b)	5.00%	06/01/2032	250	257,026
Peoria (City of), AZ Industrial Development Authority (Sierra Winds Life Care Community);
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 1,273,117)(e)	5.00%	11/15/2024	1,270	1,151,638
Series 2014, Ref. RB (Acquired 11/06/2014; Cost $ 2,105,000)(e)	5.25%	11/15/2029	2,105	1,805,678
Phoenix (City of), AZ Industrial Development Authority (Great Hearts Academies); Series 2016, Ref. RB	5.00%	07/01/2036	1,000	1,015,035
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(d)	5.75%	07/01/2024	440	442,916
Phoenix Civic Improvement Corp.; Series 2019 A, RB	5.00%	07/01/2033	3,500	3,811,645
Pima (County of), AZ Industrial Development Authority (American Leadership Academy);
Series 2015, Ref. RB(d)	5.38%	06/15/2035	1,360	1,370,195
Series 2021, RB(d)	4.00%	06/15/2041	740	600,400
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	6.00%	05/01/2024	175	176,703
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(d)	5.00%	09/01/2026	35	34,757
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(d)	5.00%	07/01/2033	2,245	2,158,969
Salt River Project Agricultural Improvement & Power District; Series 2016 A, Ref. RB	5.00%	01/01/2034	5,500	5,898,011
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU); Series 2017 A, RB(d)	5.50%	10/01/2027	1,245	1,171,410
University of Arizona Board of Regents (Arizona Biomedical Research Collaborative Building); Series 2006, COP (INS - AMBAC)(b)	4.50%	06/01/2031	20	20,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona-(continued)
Verrado Community Facilities District No. 1; Series 2013 A, Ref. GO Bonds(d)	5.00%	07/15/2023	$825	$ 824,661
Westpark Community Facility District; Series 2016, Ref. GO Bonds	5.00%	07/15/2032	2,000	2,053,345
Yuma (City of), AZ Industrial Development Authority (Regional Medical Center); Series 2014 A, RB	5.00%	08/01/2025	1,000	1,019,971
				44,768,490

Arkansas-0.07%
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2024	1,345	1,380,304

California-9.73%
Adelanto Public Utility Authority (Utility System);
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2027	175	190,082
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2028	315	343,946
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2029	300	328,214
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	325	355,046
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2031	310	338,496
Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2032	310	337,733
Atwater (City of), CA; Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	05/01/2033	100	108,126
Beaumont (City of), CA Financing Authority (Improvement Area No. 17A); Series 2013 B, RB(c)(f)	5.00%	09/01/2023	1,000	1,009,183
California (State of);
Series 2020, Ref. GO Bonds	4.00%	03/01/2036	9,385	9,636,511
Series 2022, GO Bonds	5.00%	09/01/2039	3,000	3,396,244
California (State of) (Bid Group B); Series 2020, GO Bonds	5.00%	11/01/2036	10,000	11,253,472
California (State of) Community Choice Financing Authority (Green Bonds); Series 2023 C, RB(c)	5.25%	10/01/2031	3,250	3,384,036
California (State of) County Tobacco Securitization Agency;
Series 2014, Ref. RB	4.00%	06/01/2029	765	765,802
Series 2020 A, Ref. RB	5.00%	06/01/2032	385	413,753
Series 2020 A, Ref. RB	5.00%	06/01/2033	600	642,848
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.); Series 2002, RB	6.00%	06/01/2042	2,250	2,287,217
California (State of) Enterprise Development Authority (Academy for Academic Excellence); Series 2020 A, RB(d)	5.00%	07/01/2040	1,000	963,990
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	1,895	1,888,086
Series 2019 A-2, RB	4.00%	03/20/2033	12,629	12,481,868
Series 2021-1A, Revenue Ctfs.	3.50%	11/20/2035	4,859	4,576,481
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2046	875	876,392
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing); Series 2018, RB	5.00%	05/15/2035	5,000	5,169,919
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	270	270,284
California (State of) Municipal Finance Authority (Harbor Regional Center); Series 2015, Ref. RB	5.00%	11/01/2032	1,000	1,060,108
California (State of) Municipal Finance Authority (Mt. San Antonio Gardens); Series 2022, RB	2.75%	11/15/2027	525	474,989
California (State of) Pollution Control Financing Authority; Series 2012, RB(a)(d)	5.00%	07/01/2027	5,590	5,617,229
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(d)	2.13%	11/15/2027	2,140	1,999,209
Series 2021, RB(d)	2.38%	11/15/2028	1,050	972,368
Series 2021, RB(d)	3.13%	05/15/2029	4,140	3,650,918
Series 2021, RB(d)	5.00%	11/15/2036	1,160	1,087,593
California (State of) Public Finance Authority (Henry Mayo Newhall Hospital);
Series 2017, Ref. RB	5.00%	10/15/2031	1,070	1,116,335
Series 2017, Ref. RB	5.00%	10/15/2033	1,000	1,037,081
California (State of) Public Works Board (Various Capital); Series 2021 B, RB	4.00%	05/01/2038	2,125	2,141,339
California (State of) School Finance Authority (Alliance for College-Ready Public Schools); Series 2013 A, RB	5.25%	07/01/2023	230	230,857
California (State of) School Finance Authority (KIPP LA); Series 2014 A, RB(d)	4.13%	07/01/2024	270	270,113
California (State of) Statewide Communities Development Authority (California Baptist University); Series 2017 A, Ref. RB(d)	5.00%	11/01/2032	1,135	1,153,316

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2014, RB	5.25%	12/01/2029	$4,300	$ 4,397,778
Series 2018 A, RB(d)	5.25%	12/01/2038	1,000	1,012,686
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2032	1,250	1,283,339
Chula Vista (City of), CA Municipal Financing Authority; Series 2015 B, Ref. RB	5.00%	09/01/2026	1,500	1,575,780
Corona-Norco Unified School District (Community Facilities District No. 98-1); Series 2013, Ref. RB(f)	5.00%	09/01/2023	1,000	1,009,678
El Centro (City of), CA Financing Authority (El Centro California Redevelopment); Series 2011, RB	6.63%	11/01/2025	75	75,220
El Dorado (County of), CA (Community Facilities District No. 1992-1 - El Dorado Hills Development); Series 2012, Ref. RB	5.00%	09/01/2024	495	495,741
Golden State Tobacco Securitization Corp.;
Series 2005 A, RB(f)(g)	0.00%	06/01/2028	55	47,434
Series 2017 A-1, Ref. RB(f)	5.00%	06/01/2027	4,000	4,365,647
Series 2018 A-1, Ref. RB(c)(f)	5.00%	06/01/2028	4,000	4,472,004
Imperial (County of), CA Local Transportation Authority;
Series 2022 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	3,800	4,118,768
Series 2022 B, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	5,000	5,419,226
Series 2022 C, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	1,100	1,192,320
Series 2022 D, Ref. RB (INS - AGM)(b)	5.00%	06/01/2032	2,880	3,121,474
Indio (City of), CA Community Facilities District No. 2004-3 (Improvement Area No. 1); Series 2015, Ref. RB	5.00%	09/01/2035	910	931,981
Inglewood Unified School District; Series 2019 C, GO Bonds (INS - BAM)(b)	4.00%	08/01/2039	1,000	987,656
Irvine (City of), CA (Reassessment District No. 13-1); Series 2013, RB	5.00%	09/02/2023	500	504,072
Lake Elsinore Public Financing Authority; Series 2015, Ref. RB	5.00%	09/01/2028	2,115	2,197,771
Lancaster (City of), CA Redevelopment Agency Successor Agency (Redevelopment Areas); Series 2017, Ref. RB (INS - AGM)(b)	4.00%	08/01/2039	3,400	3,370,059
Los Angeles (City of), CA Department of Airports; Series 2020 C, RB(a)	5.00%	05/15/2039	1,160	1,227,905
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(a)	5.00%	05/15/2044	7,005	7,181,509
Series 2018 B, Ref. RB(a)	5.00%	05/15/2029	2,000	2,147,747
Series 2018 D, Ref. RB(a)	5.00%	05/15/2031	3,000	3,245,074
Los Angeles Unified School District; Series 2020 RYQ, GO Bonds	4.00%	07/01/2036	5,000	5,123,132
Modesto (City of), CA Irrigation District; Series 2015 B, Ref. RB	5.00%	10/01/2028	1,595	1,687,557
M-S-R Energy Authority; Series 2009 B, RB	7.00%	11/01/2034	3,500	4,344,523
Northern California Tobacco Securitization Authority;
Series 2021 A, Ref. RB	4.00%	06/01/2049	3,390	3,048,236
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	3,790	3,600,491
Oakland Unified School District (County of Alameda);
Series 2015 A, GO Bonds	5.00%	08/01/2028	1,000	1,051,009
Series 2015 A, GO Bonds	5.00%	08/01/2029	1,160	1,221,560
Oroville (City of), CA (Oroville Hospital); Series 2019, RB	5.25%	04/01/2034	2,000	2,062,480
Palomar Health; Series 2016, Ref. RB	5.00%	11/01/2031	500	520,143
Redwood City (City of), CA (Redwood Shores Community Facilities District No. 99-1 - Shores Transportation Improvement); Series 2012, Ref. RB	5.00%	09/01/2026	495	495,556
Riverside (City of), CA (Riverwalk Assessment District); Series 2011, Ref. RB	5.25%	09/02/2026	400	403,543
Riverside (County of), CA Community Facilities District No. 04-2 (Lake Hills Crest); Series 2012, Ref. RB	5.00%	09/01/2028	500	503,952
Riverside (County of), CA Public Financing Authority (Desert Communities and Interstate 215 Corridor - Project Area No. 1); Series 2015 A, RB (INS - AGM)(b)	5.00%	10/01/2029	1,375	1,449,415
San Diego (City of), CA Community Facilities District No. 3; Series 2013, Ref. RB	5.00%	09/01/2024	520	523,142
San Diego (County of), CA Regional Airport Authority; Series 2021 B, RB(a)	4.00%	07/01/2040	3,000	2,822,270
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2019 A, Ref. RB(a)	5.00%	01/01/2033	1,000	1,069,221
Series 2019 A, Ref. RB(a)	5.00%	01/01/2034	1,335	1,423,531
Series 2019 D, Ref. RB	5.00%	05/01/2030	1,800	2,036,568
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. RB	5.00%	08/01/2027	750	757,255
Series 2013 B, RB	5.00%	08/01/2027	405	408,941

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
San Francisco Bay Area Rapid Transit District (Green Bonds) (Election of 2016); Series 2019 B1, GO Bonds	4.00%	08/01/2037	$5,000	$ 5,155,435
San Luis Obispo (County of), CA Financing Authority (Lopez Dam Improvement); Series 2011 A, Ref. RB (INS - AGM)(b)	5.50%	08/01/2026	3,195	3,201,052
Santa Margarita Water District (Community Facilities District No. 2013-1);
Series 2013, RB	5.00%	09/01/2026	990	997,116
Series 2013, RB	5.13%	09/01/2027	1,150	1,159,566
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	10/01/2028	2,080	2,151,219
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2023	1,000	1,011,938
William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2015, Ref. RB	5.00%	09/01/2032	1,045	1,070,029
				185,508,933

Colorado-2.58%
Arkansas River Power Authority; Series 2018 A, Ref. RB	5.00%	10/01/2032	2,645	2,732,527
Aurora Crossroads Metropolitan District No. 2; Series 2020 A, GO Bonds	5.00%	12/01/2040	1,480	1,365,772
BNC Metropolitan District No. 1; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2032	360	387,325
Brighton Crossing Metropolitan District No. 4; Series 2017 A, GO Bonds	5.00%	12/01/2037	1,050	1,020,890
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(d)	5.00%	12/01/2040	1,325	1,251,814
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, RB(d)	5.00%	12/01/2029	4,000	3,947,236
Clear Creek Transit Metropolitan District No. 2; Series 2021 A, GO Bonds	4.00%	12/01/2031	525	466,861
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.63%	05/15/2029	1,125	1,006,799
Colorado (State of) Health Facilities Authority (Children’s Hospital); Series 2013 A, RB	5.00%	12/01/2036	200	198,330
Colorado (State of) Health Facilities Authority (Christian Living Neighborhoods); Series 2016, Ref. RB	5.00%	01/01/2031	2,475	2,351,595
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A, Ref. RB	4.00%	08/01/2037	4,730	4,507,570
Colorado (State of) Health Facilities Authority (Sunny Vista Living Center);
Series 2015 A, Ref. RB(d)	5.00%	12/01/2025	375	339,869
Series 2015 A, Ref. RB(d)	5.50%	12/01/2030	750	602,840
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	656	614,773
Denver (City & County of), CO;
Series 2018 A, Ref. RB(a)	5.00%	12/01/2028	1,510	1,614,247
Series 2018 A, Ref. RB(a)	5.00%	12/01/2030	1,000	1,089,703
Series 2018 A-2, RB(g)	0.00%	08/01/2030	800	603,870
Series 2018 A-2, RB(g)	0.00%	08/01/2031	1,000	721,495
Series 2022 A, RB(a)	5.00%	11/15/2034	8,750	9,635,580
Series 2022 D, Ref. RB(a)	5.50%	11/15/2032	2,250	2,627,986
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(a)	5.00%	10/01/2032	5,000	4,887,179
Denver (City & County of), CO Health & Hospital Authority; Series 2019 A, Ref. RB	4.00%	12/01/2038	2,500	2,233,801
Evan’s Place Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2040	1,050	975,184
Interquest South Business Improvement District; Series 2017, GO Bonds	4.50%	12/01/2030	180	167,893
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 A-2, RB	4.13%	12/01/2040	575	477,262
Pueblo Urban Renewal Authority (Evraz); Series 2021 B, RB(d)(g)	0.00%	12/01/2025	250	185,870
Transport Metropolitan District No. 3; Series 2021 A-1, GO Bonds	4.13%	12/01/2031	805	723,705
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/15/2031	135	143,988
Series 2019, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/15/2032	160	170,604
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2031	230	254,470
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2032	250	276,333
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2033	255	281,048
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2034	285	312,265
Series 2020, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2035	100	108,679
Windler Public Improvement Authority; Series 2021 A-1, RB	4.00%	12/01/2031	1,065	926,865
				49,212,228

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Connecticut-1.36%
Connecticut (State of);
Series 2018 C, GO Bonds	5.00%	06/15/2027	$3,000	$ 3,254,306
Series 2018, RB	5.00%	01/01/2030	5,000	5,496,866
Series 2019 A, GO Bonds	5.00%	04/15/2034	4,150	4,581,865
Connecticut (State of) Health & Educational Facilities Authority;
Series 2020 G-1, Ref. RB(d)	5.00%	07/01/2030	285	287,110
Series 2020 G-1, Ref. RB(d)	5.00%	07/01/2031	540	542,470
Series 2020 G-1, Ref. RB(d)	5.00%	07/01/2033	600	596,956
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2030	2,685	2,607,719
University of Connecticut;
Series 2016 A, RB	5.00%	03/15/2032	2,940	3,092,446
Series 2017 A, RB	5.00%	01/15/2030	5,000	5,391,905
				25,851,643

District of Columbia-1.40%
District of Columbia (Provident Group - Howard Properties LLC); Series 2013, RB	5.00%	10/01/2030	2,550	2,549,997
Metropolitan Washington Airports Authority;
Series 2016 A, Ref. RB(a)	5.00%	10/01/2034	2,215	2,303,796
Series 2019 A, Ref. RB(a)	5.00%	10/01/2031	5,000	5,413,321
Series 2019 A, Ref. RB(a)	5.00%	10/01/2032	1,435	1,552,134
Series 2019 A, Ref. RB(a)	5.00%	10/01/2039	3,775	3,957,171
Series 2019 A, Ref. RB(a)	5.00%	10/01/2040	1,635	1,707,046
Series 2021 A, Ref. RB(a)	5.00%	10/01/2033	6,000	6,597,511
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, RB(g)	0.00%	10/01/2037	5,000	2,519,619
Series 2010 A, RB (INS - AGM)(b)(g)	0.00%	10/01/2037	40	20,562
				26,621,157

Florida-6.80%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.);
Series 2014 A, RB	5.00%	12/01/2044	5,000	5,023,631
Series 2019, Ref. RB	5.00%	12/01/2037	2,570	2,662,702
Atlantic Beach (City of), FL (Fleet Landing);
Series 2013 A, Ref. RB	5.00%	11/15/2023	565	565,848
Series 2018 A, RB	5.00%	11/15/2038	1,100	1,011,067
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2037	13,000	13,101,326
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(d)	5.00%	12/15/2040	4,860	4,391,697
Capital Trust Agency, Inc. (H-Bay Ministries, Inc.- Superior Residences); Series 2018 B, RB(h)	4.50%	07/01/2038	500	50,000
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(d)	5.00%	07/01/2032	2,645	2,365,300
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.); Series 2017 A, RB(d)	5.00%	10/15/2037	510	491,023
Collier (County of), FL Industrial Development Authority (The Arlington of Naples); Series 2014 A, RB (Acquired 12/16/2013; Cost $1,215,000)(d)(e)(h)	7.25%	05/15/2026	1,215	704,700
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology); Series 2019, RB	5.00%	10/01/2032	2,590	2,719,284
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2034	5,000	5,218,900
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(a)(d)	7.38%	01/01/2049	10,000	9,055,498
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2015, RB(d)	6.00%	06/15/2035	1,265	1,277,479
Series 2020 C, Ref. RB(d)	4.00%	09/15/2030	470	420,524
Florida Housing Finance Corp.; Series 2015 A, RB (CEP - GNMA)	3.65%	07/01/2041	240	237,484
Greater Orlando Aviation Authority;
Series 2019 A, RB(a)	5.00%	10/01/2032	7,025	7,598,423
Series 2019 A, RB(a)	5.00%	10/01/2034	5,000	5,367,014
Greater Orlando Aviation Authority (Jetblue Airway); Series 2013, Ref. RB(a)	5.00%	11/15/2026	3,500	3,502,760
Halifax Hospital Medical Center; Series 2015, Ref. RB(c)(f)	5.00%	06/01/2025	325	338,557
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018; Cost $2,494,063)(e)	5.25%	04/03/2028	2,500	875,000
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts); Series 2018 A, RB(d)	5.00%	07/15/2028	485	473,935
Lee (County of), FL; Series 2021 B, RB(a)	5.00%	10/01/2035	5,000	5,353,692
Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(d)	5.38%	12/01/2032	1,000	820,951

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Manatee (County of), FL School District;
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2029	$1,000	$ 1,075,449
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2031	3,000	3,224,166
Series 2017, RB (INS - AGM)(b)	5.00%	10/01/2032	1,250	1,342,556
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	1,900	1,962,193
Miami (City of), FL; Series 2012, Ref. RB(d)	5.00%	03/01/2030	100	100,000
Miami-Dade (County of), FL;
Series 2017 B, Ref. RB	4.00%	10/01/2036	15,000	15,062,007
Series 2021, RB	4.00%	10/01/2042	3,000	2,877,257
Series 2023 A, Ref. RB(a)	5.00%	10/01/2033	3,865	4,251,374
Subseries 2021 A-1, Ref. RB (INS - AGM)(a)(b)	4.00%	10/01/2039	3,500	3,442,618
Subseries 2021 A-1, Ref. RB (INS - AGM)(a)(b)	4.00%	10/01/2040	3,000	2,903,768
Subseries 2021 A-1, Ref. RB (INS - AGM)(a)(b)	4.00%	10/01/2041	2,385	2,274,520
Miami-Dade (County of), FL (Jackson Health System); Series 2015 A, Ref. RB	5.00%	06/01/2033	1,000	1,036,310
Miami-Dade (County of), FL Expressway Authority; Series 2016 A, Ref. RB	5.00%	07/01/2028	1,625	1,697,024
Miami-Dade (County of), FL Transit System; Series 2022, RB	5.00%	07/01/2043	5,000	5,453,563
Mirabella Community Development District; Series 2013, RB	6.00%	11/01/2026	85	86,589
Orlando (City of), FL Community Redevelopment Agency (Conroy Road District); Series 2012, Ref. RB	5.00%	04/01/2023	500	500,363
Osceola (County of), FL;
Series 2020 A-1, Ref. RB	5.00%	10/01/2033	350	357,578
Series 2020 A-1, Ref. RB	5.00%	10/01/2034	300	305,212
Series 2020 A-1, Ref. RB	5.00%	10/01/2035	500	507,915
Palm Beach (County of), FL Health Facilities Authority (ACTS Retirement-Life Communities, Inc.);
Series 2016, Ref. RB	5.00%	11/15/2032	3,500	3,550,498
Series 2020 B, RB	4.00%	11/15/2041	250	209,877
Pompano Beach (City of), FL (John Knox Village);
Series 2021 B-1, RB	2.00%	01/01/2029	1,150	964,835
Series 2021 B-2, RB	1.45%	01/01/2027	560	491,639
Tampa (City of), FL;
Series 2020 A, RB(g)	0.00%	09/01/2041	3,030	1,251,645
Series 2020 A, RB(g)	0.00%	09/01/2049	3,795	1,001,439
				129,557,190

Georgia-1.34%
Atlanta (City of), GA; Series 2019, RB(a)	4.00%	07/01/2038	1,540	1,493,402
Brookhaven (City of), GA Development Authority (Children’s Healthcare of Atlanta, Inc.); Series 2019 A, RB	5.00%	07/01/2031	330	369,727
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 1995, RB	2.20%	10/01/2032	2,000	1,636,138
College Park (City of), GA (Atlanta International Airport); Series 2006 B, RB (INS - NATL)(b)	4.50%	01/01/2031	15	15,012
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.50%	12/01/2028	940	920,461
Series 2018 A, RB	5.75%	12/01/2033	1,500	1,441,768
Fulton (County of), GA Development Authority (Robert W. Woodruff Arts Center); Series 2019, Ref. RB	4.00%	03/15/2044	830	778,157
Fulton (County of), GA Development Authority (Wellstar Health System, Inc.); Series 2017, RAC	5.00%	04/01/2033	1,870	1,972,284
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB	2.38%	01/01/2031	525	455,890
Series 2021, RB	4.00%	01/01/2036	1,100	1,010,992
Georgia (State of) Municipal Electric Authority; Series 2019 A, Ref. RB	5.00%	01/01/2033	1,200	1,300,755
Georgia (State of) Municipal Electric Authority (Project One); Series 2015 A, Ref. RB	5.00%	01/01/2032	875	900,182
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4);
Series 2021 A, Ref. RB	4.00%	01/01/2041	480	420,935
Series 2021 A, Ref. RB (INS - AGM)(b)	4.00%	01/01/2041	485	457,466
Series 2021 A, Ref. RB (INS - AGM)(b)	4.00%	01/01/2046	1,295	1,171,574
Georgia Municipal Association, Inc.; Series 1998, COP (INS - AGM)(b)	5.00%	12/01/2023	15	15,024
Houston (County of), GA Hospital Authority (Houston Hospitals, Inc.); Series 2016 A, Ref. RB(c)(f)	5.00%	04/01/2024	730	738,831
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.); Series 2017 A, RB(d)	5.75%	06/15/2037	1,540	1,560,823

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia-(continued)
Main Street Natural Gas, Inc.;
Series 2022 B, RB(c)	5.00%	06/01/2029	$5,000	$ 5,196,859
Series 2022 C, RB(d)	4.00%	11/01/2027	3,810	3,633,544
				25,489,824

Guam-0.27%
Guam (Territory of);
Series 2021 A, Ref. RB	5.00%	11/01/2040	4,000	4,106,163
Series 2021 F, Ref. RB	5.00%	01/01/2029	1,000	1,053,065
				5,159,228

Hawaii-0.46%
Hawaii (State of) Department of Budget & Finance; Series 2019, Ref. RB	3.20%	07/01/2039	1,655	1,366,811
Hawaii (State of) Department of Transportation (Airports Division); Series 2013, COP(a)	5.00%	08/01/2023	1,250	1,255,293
Honolulu (City & County of), HI; Series 2015 A, RB(i)	5.00%	07/01/2031	6,000	6,225,373
				8,847,477

Idaho-0.11%
Idaho (State of) Housing & Finance Association; Series 2019, Ref. RB	5.00%	07/15/2035	1,900	2,085,784

Illinois-10.13%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	1,275	1,265,108
Bolingbrook (Village of), IL Special Service Area No. 2005-1; Series 2019, Ref. RB	5.00%	03/01/2033	1,645	1,570,129
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	1,795	1,808,251
Series 2004, RB	5.00%	11/01/2028	3,000	3,115,463
Series 2008 C, Ref. RB	5.00%	01/01/2029	2,500	2,542,223
Series 2008 C, Ref. RB	5.00%	01/01/2030	1,500	1,528,902
Series 2015 A, GO Bonds	5.38%	01/01/2029	5,000	5,092,931
Series 2017 A, Ref. GO Bonds	5.75%	01/01/2034	2,500	2,613,839
Series 2017 B, Ref. RB	5.00%	01/01/2033	3,000	3,095,778
Series 2019 A, GO Bonds	5.50%	01/01/2035	3,000	3,142,455
Series 2021 A, Ref. GO Bonds	5.00%	01/01/2033	9,000	9,335,780
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(d)	7.00%	01/15/2029	823	823,119
Chicago (City of), IL (O’Hare International Airport);
Series 2015 A, Ref. RB(a)	5.00%	01/01/2029	6,000	6,109,832
Series 2015 B, Ref. RB	5.00%	01/01/2031	3,000	3,091,443
Series 2017 D, RB(a)	5.00%	01/01/2031	1,000	1,043,497
Series 2017 D, RB(a)	5.00%	01/01/2032	1,000	1,042,965
Series 2017 D, RB(a)	5.00%	01/01/2033	2,000	2,084,742
Series 2020 A, Ref. RB (INS - AGM)(b)	4.00%	01/01/2037	2,250	2,242,137
Chicago (City of), IL Board of Education;
Series 2017 C, Ref. GO Bonds	5.00%	12/01/2030	2,000	2,057,184
Series 2017, RB	5.75%	04/01/2035	1,000	1,044,585
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2027	1,500	1,577,422
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2030	1,000	1,054,564
Series 2018 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	12/01/2031	1,250	1,313,439
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2025	1,000	1,020,786
Series 2021 A, GO Bonds	5.00%	12/01/2035	20	20,174
Series 2021 A, GO Bonds	5.00%	12/01/2038	1,240	1,229,152
Chicago (City of), IL Metropolitan Water Reclamation District; Series 2015 C, GO Bonds(i)	5.00%	12/01/2027	7,000	7,226,998
Chicago (City of), IL Midway International Airport;
Series 2013 A, Ref. RB(a)	5.50%	01/01/2027	1,000	1,000,912
Series 2013 A, Ref. RB(a)	5.38%	01/01/2033	6,500	6,505,907
Series 2013 B, Ref. RB	5.00%	01/01/2025	1,000	1,001,106
Cook (County of), IL; Series 2018, Ref. RB	5.25%	11/15/2035	2,000	2,132,977
Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds	5.25%	12/01/2026	500	502,780

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of);
Series 2013, GO Bonds	5.50%	07/01/2027	$2,295	$ 2,307,777
Series 2013, GO Bonds	5.50%	07/01/2038	2,500	2,509,765
Series 2016, GO Bonds	5.00%	11/01/2025	2,135	2,195,220
Series 2016, GO Bonds	5.00%	11/01/2030	1,040	1,076,148
Series 2016, GO Bonds	4.00%	06/01/2032	3,155	3,139,108
Series 2017 C, GO Bonds	5.00%	11/01/2029	2,000	2,091,656
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2028	8,375	8,843,789
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2027	1,405	1,471,565
Series 2020 B, GO Bonds	4.00%	10/01/2035	3,000	2,888,977
Series 2020, GO Bonds	5.50%	05/01/2024	1,000	1,018,223
Series 2020, GO Bonds	5.50%	05/01/2030	3,000	3,289,500
Series 2020, GO Bonds	5.50%	05/01/2039	2,455	2,609,878
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,281,979
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(a)	8.00%	06/01/2032	710	710,594
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	2,000	2,103,641
Illinois (State of) Finance Authority (Benedictine University); Series 2021, Ref. RB	5.00%	10/01/2030	1,300	1,324,583
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB(c)(f)	5.00%	09/01/2024	1,000	1,026,825
Series 2014 A, RB(c)(f)	5.00%	09/01/2024	1,250	1,283,531
Illinois (State of) Finance Authority (DePaul College Prep Foundation); Series 2023, Ref. RB(d)	4.50%	08/01/2033	1,275	1,256,205
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	1,043	606,524
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(c)(f)	6.25%	08/15/2023	1,505	1,522,607
Illinois (State of) Finance Authority (Rogers Park Montessori School); Series 2014, Ref. RB	5.00%	02/01/2024	100	100,084
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2034	4,500	4,608,462
Illinois (State of) Finance Authority (The University of Chicago); Series 2021 A, Ref. RB	5.00%	10/01/2036	1,600	1,890,433
Illinois (State of) Finance Authority (University of Illinois Health Services);
Series 2020, RB	5.00%	10/01/2030	750	807,240
Series 2020, RB	5.00%	10/01/2031	750	796,666
Series 2020, RB	5.00%	10/01/2032	750	795,809
Series 2020, RB	5.00%	10/01/2033	750	793,675
Series 2020, RB	5.00%	10/01/2034	750	791,517
Series 2020, RB	5.00%	10/01/2035	750	784,779
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 1998 A, Ref. RB (INS - NATL)(b)	5.50%	06/15/2029	2,000	2,100,095
Series 2002 A, Ref. RB (INS - NATL)(b)	5.70%	06/15/2023	1,295	1,301,265
Series 2002, RB (INS - AGM)(b)(g)	0.00%	12/15/2029	2,550	1,959,838
Series 2002, RB (INS - NATL)(b)(g)	0.00%	12/15/2032	13,490	8,897,070
Series 2002, RB (INS - NATL)(b)(g)	0.00%	12/15/2034	5,000	2,974,642
Illinois (State of) Regional Transportation Authority;
Series 2002 A, RB (INS - AGM)(b)	6.00%	07/01/2027	2,700	3,039,557
Series 2018 B, RB(i)	5.00%	06/01/2031	3,800	4,208,644
Series 2018 B, RB(i)	5.00%	06/01/2032	3,995	4,408,618
Illinois (State of) Sports Facilities Authority;
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2028	2,100	2,195,236
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2029	1,000	1,055,900
Series 2019, Ref. RB (INS - BAM)(b)	5.00%	06/15/2030	1,200	1,268,658
Illinois (State of) Toll Highway Authority; Series 2013 A, RB	5.00%	01/01/2038	2,000	2,001,684
Kane County School District No. 131 Aurora East Side; Series 2020 A, GO Bonds (INS - AGM)(b)	4.00%	12/01/2036	745	756,764
Manhattan (Village of), IL Special Service Area No. 2004-1 (Brookstone Springs); Series 2015, Ref. RB	4.25%	03/01/2024	214	213,039
Railsplitter Tobacco Settlement Authority;
Series 2017, RB	5.00%	06/01/2027	4,000	4,220,688
Series 2017, RB	5.00%	06/01/2028	2,000	2,115,151
Sales Tax Securitization Corp.;
Series 2017 A, Ref. RB	5.00%	01/01/2029	1,000	1,075,733
Series 2017 A, Ref. RB	5.00%	01/01/2030	1,000	1,073,621
Series 2018 A, Ref. RB	5.00%	01/01/2031	3,000	3,215,011

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Springfield (City of), IL;
Series 2015, Ref. RB	5.00%	03/01/2032	$2,000	$ 2,038,363
Series 2015, Ref. RB	5.00%	03/01/2033	3,500	3,563,096
Stephenson County School District No. 145 Freeport;
Series 2018 A, GO Bonds(c)(f)	5.00%	02/01/2028	205	225,420
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	02/01/2031	895	994,868
				193,066,301

Indiana-0.67%
Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.00%	02/01/2039	570	518,313
Indiana (State of) Finance Authority (CWA Authority); Series 2021, Ref. RB	4.00%	10/01/2039	5,075	4,873,884
Indiana (State of) Finance Authority (KIPP Indianapolis, Inc.); Series 2020 A, RB	4.00%	07/01/2030	215	202,306
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	1,000	982,750
Jeffersonville (City of), IN (Vivera Senior Living);
Series 2020 A, RB(d)	4.75%	11/01/2030	575	501,689
Series 2020 A, RB(d)	5.25%	11/01/2040	4,560	3,632,189
Northern Indiana Commuter Transportation District; Series 2016, RB	5.00%	07/01/2028	1,250	1,317,864
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.10%	01/01/2032	610	528,371
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(a)	5.88%	01/01/2024	220	223,262
				12,780,628

Iowa-0.78%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(c)	4.00%	12/01/2032	5,350	5,252,261
Iowa (State of) Finance Authority (Lifespace Communities, Inc.); Series 2021 A, Ref. RB	4.00%	05/15/2046	3,500	2,345,623
Iowa (State of) Finance Authority (Mercy Medical Center); Series 2012, RB	4.00%	08/15/2023	1,200	1,201,020
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.); Series 2018, RB	4.45%	08/01/2028	125	115,117
Iowa (State of) Tobacco Settlement Authority; Series 2021 A-2, Ref. RB	5.00%	06/01/2028	2,100	2,232,091
PEFA, Inc.; Series 2019, RB(c)	5.00%	09/01/2026	3,635	3,741,582
				14,887,694

Kansas-0.69%
Derby (City of), KS (Derby Star Bond); Series 2020, RB	3.90%	03/01/2037	600	596,159
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB(c)(f)	5.00%	07/01/2023	1,140	1,146,831
Lenexa (City of), KS (Lakeview Village, Inc.);
Series 2018 A, Ref. RB	5.00%	05/15/2029	1,210	1,208,633
Series 2018 A, Ref. RB	5.00%	05/15/2031	1,335	1,322,516
Manhattan (City of), KS (Meadowlark Hills);
Series 2021 A, Ref. RB	4.00%	06/01/2036	1,000	825,342
Series 2021 A, Ref. RB	4.00%	06/01/2046	1,150	843,937
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB (Acquired 05/25/2017-05/30/2019; Cost $1,539,894)(e)	5.25%	12/01/2036	1,500	345,000
Wichita (City of), KS (Presbyterian Manors, Inc.);
Series 2018 I, Ref. RB	5.00%	05/15/2033	1,140	1,069,570
Series 2019, Ref. RB	5.00%	05/15/2029	1,280	1,232,331
Series 2019, Ref. RB	5.00%	05/15/2034	2,950	2,732,050
Wyandotte (County of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	1,740	1,756,684
				13,079,053

Kentucky-2.12%
Ashland (City of), KY (King’s Daughters Medical Center);
Series 2019, Ref. RB	5.00%	02/01/2030	370	398,983
Series 2019, Ref. RB	5.00%	02/01/2031	460	485,823
Series 2019, Ref. RB	5.00%	02/01/2032	450	474,430
Fayette County School District Finance Corp.; Series 2015 D, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	08/01/2031	1,000	1,035,408
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(c)(j)	4.20%	02/01/2025	1,430	1,432,481
Kentucky (Commonwealth of) Economic Development Finance Authority (Masonic Home Independent Living II, Inc.); Series 2016 A, Ref. RB	5.00%	05/15/2036	2,000	1,706,488

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky-(continued)
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2028	$1,500	$ 1,520,991
Series 2015 A, RB	5.00%	07/01/2030	3,000	3,045,521
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2032	1,435	1,499,571
Kentucky (Commonwealth of) Economic Development Finance Authority (Rosedale Green); Series 2015, Ref. RB	5.50%	11/15/2035	3,100	2,792,181
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2026	1,000	1,031,597
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2027	1,620	1,671,578
Series 2015 A, Ref. RB (INS - NATL)(b)	5.00%	09/01/2028	1,260	1,300,116
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State);
Series 2016, Ref. RB (INS - NATL)(b)	5.00%	09/01/2031	5,000	5,225,001
Series 2019 A, Ref. RB	5.00%	09/01/2031	1,500	1,617,318
Series 2019 A, Ref. RB	5.00%	09/01/2032	1,600	1,722,875
Series 2019 A, Ref. RB	5.00%	09/01/2033	1,000	1,074,787
Kentucky (Commonwealth of) Property & Building Commission (No. 108); Series 2015 A, RB	5.00%	08/01/2029	1,000	1,038,230
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2031	100	109,896
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2032	100	109,353
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2033	100	109,384
Series 2018, RB (INS - BAM)(b)	5.00%	05/01/2034	100	108,734
Kentucky (Commonwealth of) Public Energy Authority;
Series 2018 B, RB(c)	4.00%	01/01/2025	2,000	1,991,133
Series 2019 C, RB(c)	4.00%	02/01/2028	5,000	4,982,973
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2016 A, Ref. RB	5.00%	10/01/2033	2,450	2,552,648
Series 2020 A, RB	4.00%	10/01/2040	1,500	1,367,106
				40,404,606

Louisiana-1.09%
Louisiana (State of) Public Facilities Authority (19th Judicial District Court Building); Series 2015, Ref. RB(c)(f)	5.00%	06/01/2025	1,405	1,462,055
Louisiana (State of) Public Facilities Authority (Archdiocese of New Orleans);
Series 2017, Ref. RB	5.00%	07/03/2028	250	212,500
Series 2017, Ref. RB	5.00%	07/02/2029	400	340,000
Series 2017, Ref. RB	5.00%	07/01/2030	500	425,000
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2016, Ref. RB	5.00%	05/15/2034	2,545	2,656,623
New Orleans (City of), LA; Series 2014, Ref. RB	5.00%	12/01/2026	1,250	1,280,022
New Orleans (City of), LA Aviation Board;
Series 2015 B, RB(a)	5.00%	01/01/2027	1,750	1,781,566
Series 2015 B, RB(a)	5.00%	01/01/2029	1,805	1,838,041
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System);
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2034	100	108,168
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2036	220	234,437
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2037	145	153,931
Series 2018 A, RB (INS - AGM)(b)	5.00%	10/01/2038	100	106,029
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2030	350	385,337
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	200	218,843
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2033	135	147,052
Series 2018 B, Ref. RB (INS - AGM)(b)	5.00%	10/01/2034	100	108,168
St. James (Parish of), LA (Nustar Logistics, L.P.); Series 2008, RB(c)(d)	6.10%	06/01/2030	2,700	2,907,274
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(c)	2.10%	07/01/2024	1,000	971,943
Subseries 2017 A-3, Ref. RB(c)	2.20%	07/01/2026	2,000	1,862,654
St. Tammany (Parish of), LA Public Trust Financing Authority (Christwood);
Series 2015, Ref. RB	5.00%	11/15/2024	800	801,052
Series 2015, Ref. RB	5.25%	11/15/2029	2,800	2,785,723
				20,786,418

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maryland-0.74%
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2033	$1,105	$ 1,114,602
Baltimore (City of), MD (Water); Series 2017 A, RB	5.00%	07/01/2033	2,500	2,677,427
Gaithersburg (City of), MD (Asbury Maryland Obligated Group); Series 2018 A, Ref. RB	5.00%	01/01/2033	2,000	2,003,262
Howard (County of), MD (Downtown Columbia); Series 2017 A, RB(d)	4.13%	02/15/2034	1,000	927,666
Maryland (State of) Department of Transportation; Series 2012, RB	2.25%	10/01/2025	100	97,082
Maryland (State of) Health & Higher Educational Facilities Authority (Stevenson University);
Series 2021, Ref. RB	5.00%	06/01/2028	250	265,477
Series 2021, Ref. RB	5.00%	06/01/2030	350	378,395
Series 2021, Ref. RB	5.00%	06/01/2032	400	434,274
Series 2021, Ref. RB	4.00%	06/01/2034	350	348,018
Series 2021, Ref. RB	4.00%	06/01/2036	450	435,394
Maryland Economic Development Corp. (AFCO Cargo BWI II, LLC); Series 2017, Ref. RB(a)(d)	4.00%	07/01/2024	855	846,258
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	1,500	1,514,074
Maryland Economic Development Corp. (Port Covington);
Series 2020, RB	3.25%	09/01/2030	1,000	911,398
Series 2020, RB	4.00%	09/01/2040	2,500	2,173,677
				14,127,004

Massachusetts-1.85%
Massachusetts (Commonwealth of);
Series 2005, Ref. RB (INS - NATL)(b)	5.50%	01/01/2034	3,000	3,550,022
Series 2016 G, GO Bonds	4.00%	09/01/2037	3,000	3,018,476
Massachusetts (Commonwealth of) Department of Transportation (Contract Assistance); Series 2018 A, Ref. RB	5.00%	01/01/2029	495	556,577
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2019 A, Ref. RB	5.00%	07/01/2031	1,530	1,584,323
Series 2019 A, Ref. RB	5.00%	07/01/2032	2,115	2,188,143
Series 2021 G, Ref. RB	5.00%	07/01/2038	300	315,187
Series 2021 G, Ref. RB	5.00%	07/01/2039	350	365,642
Series 2021 G, Ref. RB	4.00%	07/01/2046	1,000	872,642
Massachusetts (Commonwealth of) Development Finance Agency (Ascentria Care Alliance); Series 2021, Ref. RB(d)	5.00%	07/01/2041	2,050	1,754,542
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2017 A, Ref. RB	5.00%	01/01/2026	1,600	1,644,355
Massachusetts (Commonwealth of) Development Finance Agency (Newbridge Charles, Inc.); Series 2017, Ref. RB(d)	5.00%	10/01/2037	1,500	1,515,830
Massachusetts (Commonwealth of) Development Finance Agency (Seven Hills Foundation);
Series 2021, Ref. RB	4.00%	09/01/2041	1,300	1,134,309
Series 2021, Ref. RB	4.00%	09/01/2048	1,380	1,135,717
Massachusetts (Commonwealth of) Development Finance Agency (SpringField College); Series 2021 B, Ref. RB	4.00%	06/01/2035	2,000	1,889,031
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2034	1,000	1,043,702
Massachusetts (Commonwealth of) School Building Authority;
Series 2018 B, RB	4.00%	02/15/2039	10,735	10,667,534
Series 2018 B, RB	4.00%	02/15/2041	1,685	1,643,353
Massachusetts (Commonwealth of) Water Resources Authority; Series 2007 B, Ref. RB (INS - AGM)(b)	5.25%	08/01/2025	300	316,191
				35,195,576

Michigan-2.39%
Charyl Stockwell Academy; Series 2015, Ref. RB	4.88%	10/01/2023	85	84,644
Detroit (City of), MI Downtown Development Authority (Catalyst Development);
Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	700	712,146
Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2032	2,000	2,031,055
Great Lakes Water Authority; Series 2018 B, Ref. RB	5.00%	07/01/2029	3,000	3,386,987
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2032	870	814,923
Series 2019, Ref. RB	5.00%	05/15/2042	2,010	1,727,096
Series 2020, RB	2.88%	05/15/2026	1,520	1,427,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan-(continued)
Kentwood Economic Development Corp. (Holland Home Obligated Group);
Series 2019, Ref. RB	5.00%	11/15/2032	$2,100	$ 2,126,082
Series 2022, Ref. RB	4.00%	11/15/2031	1,000	929,401
Michigan (State of) Building Authority (Facilities Program);
Series 2015 I, Ref. RB(c)(f)	5.00%	10/15/2025	615	645,561
Series 2015 I, Ref. RB	5.00%	04/15/2031	4,385	4,617,805
Michigan (State of) Finance Authority; Series 2020 B-1, Ref. RB	5.00%	06/01/2049	810	818,751
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-7, Ref. RB (INS - NATL)(b)	5.00%	07/01/2026	1,000	1,018,787
Series 2014 C-7, Ref. RB (INS - NATL)(b)	5.00%	07/01/2027	1,000	1,021,012
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	5,000	5,087,409
Series 2015 D-1, Ref. RB	5.00%	07/01/2029	750	774,933
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2028	2,000	2,116,856
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	5,590	5,603,325
Michigan (State of) Finance Authority (Sparrow Obligated Group); Series 2015, Ref. RB	5.00%	11/15/2032	245	251,469
Michigan (State of) Finance Authority (Wayne (County of) Criminal Justice Center); Series 2018, RB	5.00%	11/01/2029	1,500	1,652,771
Michigan (State of) Strategic Fund (Canterbury Health Care, Inc.); Series 2016, RB(d)	5.00%	07/01/2031	1,530	1,214,723
Michigan (State of) Strategic Fund (Green Bonds); Series 2021, RB(a)(c)	4.00%	10/01/2026	1,230	1,213,828
Michigan (State of) Strategic Fund (Holland Home Obligated Group); Series 2019, Ref. RB	5.00%	11/15/2034	1,810	1,822,159
Romulus (City of), MI Tax Increment Finance Authority; Series 2016, Ref. RB (INS - BAM)(b)	5.00%	11/01/2026	1,805	1,903,355
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport); Series 2012 D, Ref. RB(a)	5.00%	12/01/2028	2,500	2,501,827
				45,504,102

Minnesota-0.39%
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB (Acquired 08/06/2015; Cost $335,222)(e)	5.75%	08/01/2030	335	269,273
Duluth (City of), MN Housing & Redevelopment Authority (Duluth Public Schools Academy);
Series 2018 A, Ref. RB	4.25%	11/01/2028	320	305,836
Series 2018 A, Ref. RB	5.00%	11/01/2033	205	197,919
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2031	500	522,867
Series 2017, Ref. RB	5.00%	05/01/2032	1,600	1,665,783
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2032	1,750	1,734,670
St. Louis Park (City of), MN (Place Via Sol Project); Series 2018, RB (Acquired 12/26/2018; Cost $1,250,000)(c)(d)(e)(h)	6.00%	07/01/2027	1,250	1,125,000
St. Paul (City of), MN Housing & Redevelopment Authority (High School for Recording Arts); Series 2015, RB	5.13%	10/01/2023	70	69,849
Woodbury (City of), MN Housing & Redevelopment Authority (St. Therese of Woodbury);
Series 2014, RB	4.00%	12/01/2023	300	297,181
Series 2014, RB	4.00%	12/01/2024	175	171,182
Series 2014, RB	5.00%	12/01/2029	1,000	969,856
				7,329,416

Mississippi-0.31%
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital);
Series 2019 B, Ref. RB	5.00%	01/01/2029	1,000	1,074,055
Series 2019 B, Ref. RB	5.00%	01/01/2030	1,000	1,080,531
Mississippi (State of) Hospital Equipment & Facilities Authority (North Mississippi Health Services);
Series 2020, Ref. RB	5.00%	10/01/2033	650	698,228
Series 2020, Ref. RB	5.00%	10/01/2034	725	772,554
Series 2020, Ref. RB	5.00%	10/01/2035	600	632,734
Series 2020, Ref. RB	5.00%	10/01/2036	650	679,319
Mississippi Business Finance Corp. (System Energy Resources, Inc.); Series 2021, RB	2.38%	06/01/2044	1,390	919,828
				5,857,249

Missouri-1.13%
Arnold Retail Corridor Transportation Development District; Series 2019, Ref. RB	3.00%	11/01/2028	30	27,956
Cape Girardeau (County of), MO Industrial Development Authority (South Eastern Health);
Series 2017 A, Ref. RB	5.00%	03/01/2036	3,000	3,067,676
Series 2017, Ref. RB	5.00%	03/01/2029	100	103,737

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Kansas City (City of), MO; Series 2017 C, Ref. RB	5.00%	09/01/2032	$1,850	$ 2,005,864
Kansas City (City of), MO Industrial Development Authority (Downtown Redevelopment District); Series 2011 A, Ref. RB	5.50%	09/01/2028	2,000	2,004,168
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB(a)	5.00%	03/01/2035	1,000	1,053,969
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(d)	4.25%	04/01/2026	15	14,491
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights); Series 2017, Ref. RB	5.25%	05/15/2032	2,685	2,511,459
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2032	1,000	996,402
Series 2016, Ref. RB	5.00%	02/01/2033	1,305	1,294,885
Series 2019 A, RB	5.00%	02/01/2029	1,100	1,108,844
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2); Series 2014 A, Ref. RB	5.00%	01/01/2029	2,000	2,019,715
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State);
Series 2015 A, Ref. RB	5.00%	06/01/2027	1,500	1,550,019
Series 2015 A, Ref. RB	5.00%	12/01/2027	640	661,201
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(d)	4.00%	10/01/2028	250	228,684
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, RB	4.50%	09/01/2023	340	339,355
Series 2012, RB	5.00%	09/01/2032	1,490	1,485,543
St. Louis Municipal Finance Corp.; Series 2015, Ref. RB (INS - AGM)(b)	5.00%	07/15/2030	1,000	1,020,193
				21,494,161

Nebraska-0.27%
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,228,012

Nevada-0.27%
Clark (County of), NV (Special Improvement District No. 159);
Series 2015, RB	5.00%	08/01/2026	130	132,061
Series 2015, RB	5.00%	08/01/2029	1,180	1,191,576
Series 2015, RB	5.00%	08/01/2031	1,295	1,304,917
Series 2015, RB	5.00%	08/01/2032	315	317,693
Las Vegas (City of), NV Special Improvement District No. 607; Series 2013, Ref. RB	5.00%	06/01/2024	20	20,248
Las Vegas (City of), NV Special Improvement District No. 815;
Series 2020, RB	3.25%	12/01/2025	235	226,842
Series 2020, RB	4.00%	12/01/2030	240	227,873
Sparks (City of), NV (Tourism Improvement District No. 1); Series 2019 A, Ref. RB(d)	2.75%	06/15/2028	2,000	1,797,011
				5,218,221

New Hampshire-0.60%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	6,691	6,587,579
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(c)(d)	3.75%	07/02/2040	605	465,516
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(c)(d)	3.63%	07/02/2040	370	283,069
New Hampshire (State of) Business Finance Authority (New York State Electric & Gas Corp.); Series 2022 A, Ref. RB(a)	4.00%	12/01/2028	2,300	2,321,531
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	1,990	1,858,650
				11,516,345

New Jersey-6.52%
Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(b)	5.00%	03/01/2032	250	267,863
Casino Reinvestment Development Authority, Inc.; Series 2014, Ref. RB (INS - AGM)(b)	5.00%	11/01/2027	1,000	1,029,427
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(b)	5.75%	11/01/2028	2,000	2,187,461
Gloucester (County of), NJ Industrial Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(a)(f)	5.00%	12/01/2024	1,670	1,685,961
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	3,000	3,235,707

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Economic Development Authority;
Series 2013 NN, Ref. RB	5.00%	03/01/2026	$305	$ 305,239
Series 2015 XX, Ref. RB	5.00%	06/15/2025	2,000	2,061,420
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	07/01/2028	5,035	5,380,792
Series 2017 DDD, RB(c)(f)	5.00%	06/15/2027	3,670	3,989,775
New Jersey (State of) Economic Development Authority (American Water Co., Inc.); Series 2019, Ref. RB(a)(c)	2.20%	12/03/2029	2,500	2,144,168
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(a)	5.13%	09/15/2023	1,770	1,769,335
Series 2012, RB(a)	5.75%	09/15/2027	13,725	13,724,108
New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.); Series 2014 A, RB(d)	6.20%	10/01/2044	200	201,120
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	107	114,148
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 C, RB	5.00%	07/01/2032	475	469,394
New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. RB(a)	5.00%	10/01/2047	1,000	983,284
New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	250	247,987
New Jersey (State of) Economic Development Authority (Social Bonds);
Series 2021 QQQ, RB	4.00%	06/15/2039	1,000	966,925
Series 2021, RB	4.00%	06/15/2038	1,000	975,286
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement);
Series 2013, RB(a)	5.50%	01/01/2026	1,390	1,410,070
Series 2013, RB(a)	5.50%	01/01/2027	2,130	2,159,738
Series 2013, RB(a)	5.00%	01/01/2028	1,000	1,009,807
New Jersey (State of) Educational Facilities Authority (Higher Education Facilities Trust Fund); Series 2014, RB	5.00%	06/15/2026	1,000	1,014,627
New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2017 F, RB	5.00%	07/01/2032	395	382,104
Series 2017 F, RB	5.00%	07/01/2033	415	397,834
Series 2017 F, RB	5.00%	07/01/2035	1,000	945,302
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System);
Series 2016, Ref. RB	5.00%	07/01/2030	1,200	1,274,249
Series 2016, Ref. RB	5.00%	07/01/2031	1,000	1,061,799
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2013 1B, RB(a)	4.75%	12/01/2043	5,000	4,799,640
Series 2018 B, Ref. RB(a)	5.00%	12/01/2025	2,250	2,326,454
Series 2021 B, RB(a)	2.50%	12/01/2040	2,000	1,652,856
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS - AMBAC)(b)(g)	0.00%	12/15/2026	3,500	3,049,811
Series 2008 A, RB(g)	0.00%	12/15/2028	255	205,285
Series 2009 C, RB	5.25%	06/15/2032	250	255,793
Series 2010 D, RB	5.25%	12/15/2023	1,500	1,520,019
Series 2013 AA, RB	5.25%	06/15/2030	710	713,805
Series 2013 AA, RB (INS - BAM)(b)	5.25%	06/15/2033	2,000	2,009,921
Series 2015 AA, RB	5.00%	06/15/2023	2,000	2,008,333
Series 2018 A, Ref. RB	5.00%	12/15/2028	5,000	5,456,976
Series 2018 A, Ref. RB	5.00%	12/15/2032	5,000	5,417,077
Series 2018 A, Ref. RN	5.00%	06/15/2023	2,500	2,511,495
Series 2018 A, RN(i)(k)	5.00%	06/15/2029	4,500	4,736,910
Series 2018 A, RN(i)(k)	5.00%	06/15/2030	2,000	2,104,215
Series 2019, Ref. RB	5.00%	12/15/2024	2,500	2,558,904
Series 2020 AA, RB	4.00%	06/15/2037	2,000	1,966,260
Series 2021 A, Ref. RB	4.00%	06/15/2034	1,485	1,515,682
Series 2021 A, Ref. RB	4.00%	06/15/2035	10,245	10,350,385
Series 2021 A, Ref. RB	4.00%	06/15/2036	2,000	2,000,171
Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, PCR(a)(f)	5.00%	12/01/2023	1,895	1,910,718
South Jersey Transportation Authority; Series 2014 A, Ref. RB	5.00%	11/01/2028	500	509,708

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2031	$2,500	$ 2,685,151
Series 2018 A, Ref. RB	5.00%	06/01/2032	4,965	5,324,240
Series 2018 A, Ref. RB	5.00%	06/01/2033	5,000	5,344,046
Series 2018 B, Ref. RB	3.20%	06/01/2027	10	9,993
				124,338,778

New Mexico-0.06%
Santa Fe (City of), NM (El Castillo Retirement);
Series 2019 A, RB	5.00%	05/15/2034	725	692,586
Series 2019 A, RB	5.00%	05/15/2039	500	449,556
				1,142,142

New York-11.47%
Buffalo & Erie County Industrial Land Development Corp. (Medaille College); Series 2018, Ref. RB(d)	5.00%	10/01/2038	500	449,348
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(d)	5.25%	12/31/2033	1,500	1,376,456
Build NYC Resource Corp. (Pratt Paper, Inc.); Series 2014, Ref. RB(a)(d)	4.50%	01/01/2025	635	639,148
Build NYC Resource Corp. (Shefa School); Series 2021 A, RB(d)	2.50%	06/15/2031	375	312,472
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	1,000	939,465
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2034	4,000	4,073,213
Series 2018, RB	5.00%	09/01/2029	1,000	1,116,689
Metropolitan Transportation Authority;
Series 2015 A-2, RB(c)	5.00%	05/15/2030	3,000	3,181,736
Subseries 2015 C-1, Ref. RB	5.00%	11/15/2031	1,875	1,899,326
Subseries 2015 C-1, Ref. RB	5.25%	11/15/2031	2,500	2,548,171
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-2, Ref. RB	5.00%	11/15/2024	1,360	1,392,461
Series 2017 C-2, Ref. RB(g)	0.00%	11/15/2029	1,000	765,432
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	1,640	1,462,520
Monroe County Industrial Development Corp. (University of Rochester); Series 2017 D, Ref. RB	4.00%	07/01/2036	1,000	1,000,848
Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	452	443,940
New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2035	350	359,270
New York & New Jersey (States of) Port Authority;
Series 2014, RB(a)	4.00%	09/01/2034	10,000	10,006,969
Series 2020, RB(a)	5.00%	07/15/2031	4,525	5,004,292
Two Hundred Second Series 2017, Ref. RB(a)	5.00%	10/15/2035	3,000	3,136,798
Two Hundred Seventh Series 2018, Ref. RB(a)(i)(k)	5.00%	09/15/2028	9,000	9,571,097
Two Hundred Thirty Third Series 2021, Ref. RB(a)	4.00%	07/15/2036	1,625	1,620,542
New York (City of), NY;
Series 2015 C, Ref. GO Bonds	5.00%	08/01/2029	1,000	1,033,885
Series 2020 C, GO Bonds	4.00%	08/01/2039	5,000	4,926,528
Series 2020 C, GO Bonds	4.00%	08/01/2040	5,000	4,887,893
New York (City of), NY Transitional Finance Authority;
Series 2018 S-2A, Ref. RB	5.00%	07/15/2034	5,000	5,500,964
Series 2021 B-1, RB	4.00%	08/01/2036	8,000	8,096,414
Series 2021 E-1, RB	4.00%	02/01/2038	5,390	5,371,500
Series 2021, Ref. RB	4.00%	11/01/2036	2,825	2,853,150
New York (State of) Dormitory Authority;
Series 2015 B, RB	5.00%	02/15/2032	2,055	2,125,032
Series 2019 A, Ref. RB	5.00%	03/15/2037	3,000	3,257,899
Series 2022 A, Ref. RB	4.00%	03/15/2040	10,620	10,419,854
New York (State of) Dormitory Authority (Bidding Group 2); Series 2020 A, Ref. RB	4.00%	03/15/2036	5,000	5,073,884
New York (State of) Dormitory Authority (Master Boces Program); Series 2020, RB	4.00%	08/15/2041	2,000	1,939,643
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2028	2,300	2,365,878
Series 2018 A, Ref. RB	5.00%	08/01/2031	3,195	3,276,226

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(d)	5.00%	12/01/2024	$300	$ 301,188
Series 2017, Ref. RB(d)	5.00%	12/01/2033	2,000	2,006,816
Series 2017, Ref. RB(d)	5.00%	12/01/2034	1,000	999,008
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(l)	5.00%	11/01/2026	30	30,406
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2030	500	549,687
Series 2018 L, Ref. RB	5.00%	01/01/2031	1,000	1,098,790
Series 2019 B, RB	4.00%	01/01/2037	1,490	1,477,396
New York (State of) Thruway Authority (Bidding Group 3); Series 2022, Ref. RB	4.00%	03/15/2043	10,000	9,607,862
New York City Housing Development Corp. (Sustainable Development); Series 2022 A, RB	2.70%	08/01/2037	2,150	1,771,990
New York Counties Tobacco Trust IV; Series 2005 A, RB	5.00%	06/01/2042	4,520	4,202,600
New York Counties Tobacco Trust VI;
Series 2016 B, Ref. RB	5.00%	06/01/2027	280	288,051
Series 2016 B, Ref. RB	5.00%	06/01/2030	270	277,429
Series 2016 B, Ref. RB	5.00%	06/01/2031	465	476,941
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2007, RB	5.50%	10/01/2037	2,660	3,019,953
New York Liberty Development Corp. (Green Bonds); Series 2021 A, Ref. RB (INS - AGM)(b)	2.75%	11/15/2041	9,000	6,745,422
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(a)	5.25%	08/01/2031	1,615	1,644,689
Series 2020, Ref. RB(a)	5.38%	08/01/2036	1,000	1,010,489
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	1,500	1,500,656
Series 2016, Ref. RB(a)	5.00%	08/01/2031	25,500	25,523,374
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(a)	5.00%	01/01/2026	10,000	10,193,486
Series 2018, RB(a)	5.00%	01/01/2034	3,090	3,178,486
Series 2018, RB(a)	5.00%	01/01/2036	960	975,735
Series 2020, RB(a)	4.00%	10/01/2030	3,000	2,923,789
Series 2020, RB(a)	5.00%	10/01/2035	2,000	2,053,213
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2041	1,000	927,680
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(a)	5.00%	12/01/2030	1,000	1,072,956
Series 2020 A, Ref. RB(a)	5.00%	12/01/2032	1,250	1,338,673
Series 2020, Ref. RB	5.00%	12/01/2033	1,600	1,740,239
Series 2022, RB(a)	5.00%	12/01/2026	1,000	1,038,873
Series 2022, RB(a)	5.00%	12/01/2028	2,145	2,265,746
Series 2022, RB(a)	5.00%	12/01/2029	3,000	3,192,571
Oneida County Local Development Corp. (Mohawk Valley Health System); Series 2019, Ref. RB (INS - AGM)(b)	5.00%	12/01/2031	1,000	1,107,671
Otsego County Capital Resource Corp. (Hartwick College); Series 2015 A, Ref. RB	5.00%	10/01/2030	500	465,549
Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	1,355	1,377,413
Triborough Bridge & Tunnel Authority; Series 2013 A, Ref. RB(c)(f)	5.00%	05/15/2023	75	75,266
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2032	2,000	2,091,603
Series 2017 A, Ref. RB	5.00%	06/01/2033	1,500	1,564,972
Series 2017 A, Ref. RB	5.00%	06/01/2034	1,000	1,040,234
Westchester County Local Development Corp.; Series 2014 A, RB	5.00%	05/01/2034	5,000	5,041,686
				218,627,531

North Carolina-1.57%
Charlotte (City of), NC (Charlotte Douglas International Airport);
Series 2017 A, RB	5.00%	07/01/2034	750	809,123
Series 2017 A, RB	5.00%	07/01/2035	1,000	1,073,490
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(c)	2.00%	10/01/2024	1,500	1,438,752

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina-(continued)
New Hanover (County of), NC (New Hanover Regional Medical Center); Series 2017, Ref. RB(c)(f)	5.00%	10/01/2027	$1,000	$ 1,089,652
North Carolina (State of) Department of Transportation (I-77 HOT Lanes);
Series 2015, RB(a)	5.00%	06/30/2026	1,700	1,710,825
Series 2015, RB(a)	5.00%	06/30/2027	1,215	1,225,043
Series 2015, RB(a)	5.00%	06/30/2029	1,340	1,354,739
Series 2015, RB(a)	5.00%	06/30/2030	1,405	1,420,537
North Carolina (State of) Medical Care Commission (Forest at Duke (The)); Series 2021, RB	4.00%	09/01/2041	2,255	1,900,265
North Carolina (State of) Medical Care Commission (Lutheran Services for the Aging);
Series 2021, RB	4.00%	03/01/2029	275	256,166
Series 2021, RB	4.00%	03/01/2030	285	261,691
Series 2021, RB	4.00%	03/01/2031	290	261,808
Series 2021, RB	4.00%	03/01/2036	900	749,178
Series 2021, RB	4.00%	03/01/2041	1,050	815,923
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield); Series 2020, RB	2.88%	10/01/2026	610	573,881
North Carolina (State of) Medical Care Commission (Rex Healthcare); Series 2020 A, RB	5.00%	07/01/2033	1,250	1,374,714
North Carolina (State of) Medical Care Commission (Vidant Health); Series 2015, Ref. RB	5.00%	06/01/2040	5,000	5,036,010
North Carolina (State of) Municipal Power Agency No. 1 (Catawba); Series 2015 A, Ref. RB	5.00%	01/01/2028	5,000	5,273,070
North Carolina (State of) Turnpike Authority; Series 2017, Ref. RB (INS - AGM)(b)	5.00%	01/01/2031	1,250	1,329,600
Raleigh & Durham (Cities of), NC Airport Authority; Series 2020 A, Ref. RB(a)	5.00%	05/01/2031	1,750	1,906,795
				29,861,262

North Dakota-0.17%
Burleigh (County of), ND (University of Mary);
Series 2016, RB	4.38%	04/15/2026	475	464,625
Series 2016, RB	5.10%	04/15/2036	2,815	2,713,112
				3,177,737

Ohio-2.58%
American Municipal Power, Inc. (Combined Hydroelectric); Series 2016 A, Ref. RB	4.00%	02/15/2035	3,000	3,018,482
Buckeye Tobacco Settlement Financing Authority; Series 2020 A-2, Ref. RB	4.00%	06/01/2038	8,310	8,040,782
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2037	1,195	1,118,255
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools); Series 2014 A, Ref. RB(d)	5.75%	01/01/2024	180	180,097
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2027	1,000	1,023,118
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Playhouse Square Foundation); Series 2018, Ref. RB	5.00%	12/01/2033	2,460	2,480,587
Columbus (City of) & Franklin (County of), OH Finance Authority (Easton); Series 2020, RB(d)	5.00%	06/01/2028	4,295	4,276,587
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.00%	02/15/2031	1,750	1,818,698
Series 2017, Ref. RB	5.00%	02/15/2032	3,980	4,130,675
Hamilton (County of), OH (Life Enriching Communities); Series 2012, RB	5.00%	01/01/2032	690	689,959
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2037	2,000	2,086,317
Montgomery (County of), OH (Premier Health Partners Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2034	1,500	1,549,407
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2033	1,240	1,240,239
Ohio (State of);
Series 2020 A, Ref. RB	5.00%	01/15/2033	600	649,552
Series 2020 A, Ref. RB	5.00%	01/15/2034	1,000	1,082,868
Series 2020 A, Ref. RB	5.00%	01/15/2035	900	967,837
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(a)	5.00%	12/31/2025	1,300	1,336,127
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.); Series 2014, RB(a)(c)	2.60%	10/01/2029	9,000	7,921,789
Ohio (State of) Air Quality Development Authority (Pratt Paper LLC); Series 2017, RB(a)(d)	3.75%	01/15/2028	5,265	5,216,281
Southeastern Ohio (State of) Port Authority (Memorial Health Systems); Series 2015, Ref. RB	5.50%	12/01/2029	350	354,807
				49,182,464

Oklahoma-0.63%
Comanche (County of), OK Hospital Authority; Series 2015, Ref. RB	5.00%	07/01/2023	2,815	2,814,225
Oklahoma (State of) Development Finance Authority (OU Medicine); Series 2018 B, RB	5.00%	08/15/2033	1,000	962,134
Payne (County of), OK Economic Development Authority (Epworth Living at the Ranch); Series 2016 B-2, RB(h)	4.75%	11/01/2023	852	2,129

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oklahoma-(continued)
Tulsa (City of), OK Airports Improvement Trust; Series 2001 B, Ref. RB(a)	5.50%	12/01/2035	$3,250	$ 3,253,743
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(c)	5.00%	06/01/2025	5,000	5,005,927
				12,038,158

Oregon-1.12%
Forest Grove (City of), OR (Pacific University); Series 2015 A, Ref. RB	5.00%	05/01/2036	250	254,261
Medford (City of), OR Hospital Facilities Authority (Asante); Series 2020 A, Ref. RB	4.00%	08/15/2039	1,100	1,076,116
Multnomah (County of), OR Hospital Facilities Authority (Terwilliger Plaza, Inc.);
Series 2016, Ref. RB	5.00%	12/01/2025	295	295,202
Series 2016, Ref. RB	5.00%	12/01/2030	1,305	1,287,608
Oregon (State of) Tri-County Metropolitan Transportation District; Series 2018 A, RB	4.00%	09/01/2048	7,465	7,045,951
Portland (Port of), OR;
Series 2017, RB(a)	5.00%	07/01/2036	4,000	4,137,338
Series 2022 28, RB(a)	5.00%	07/01/2027	2,785	2,926,408
Salem-Keizer School District No. 24J; Series 2020 A, GO Bonds (CEP - Oregon School Bond Guaranty)(g)	0.00%	06/15/2040	4,415	2,036,983
Yamhill (County of), OR Hospital Authority (Friendsview);
Series 2021 B-1, RB	2.50%	11/15/2028	2,000	1,756,299
Series 2021 B-2, RB	2.13%	11/15/2027	500	443,689
				21,259,855

Pennsylvania-6.03%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2032	2,000	2,137,752
Allegheny (County of), PA Industrial Development Authority (United States Steel Corp.); Series 2019, Ref. RB	4.88%	11/01/2024	2,000	2,010,820
Allentown (City of), PA Neighborhood Improvement Zone Development Authority; Series 2022, Ref. RB	5.00%	05/01/2036	1,500	1,532,486
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center); Series 2018, RB(d)	5.00%	05/01/2033	3,795	3,846,334
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services);
Series 2015 A, Ref. RB	5.00%	12/01/2030	1,000	944,586
Series 2015 A, Ref. RB	5.25%	12/01/2045	1,400	1,238,833
Coatesville Area School District Building Authority;
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2025	385	386,314
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2026	335	336,094
Series 2018, RB (INS - BAM)(b)	5.00%	12/01/2027	360	361,113
Coatesville School District; Series 2020 A, GO Bonds (INS - BAM)(b)(g)	0.00%	10/01/2036	1,300	692,555
Commonwealth Financing Authority;
Series 2018, RB	5.00%	06/01/2030	5,500	5,921,558
Series 2018, RB	5.00%	06/01/2033	4,000	4,287,564
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania); Series 2015, RB(f)	5.00%	07/01/2025	230	235,353
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2029	1,000	929,336
Series 2018, Ref. RB	5.00%	12/01/2031	1,005	915,536
Series 2018, Ref. RB	5.00%	12/01/2033	750	669,226
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2029	1,500	1,532,629
Lancaster (County of), PA Hospital Authority (Moravian Manors, Inc.); Series 2019 A, RB	5.00%	06/15/2038	1,110	1,025,987
Luzerne (County of), PA; Series 2015 A, Ref. GO Bonds (INS - AGM)(b)	5.00%	11/15/2029	500	520,568
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2030	3,500	3,773,089
Series 2019, Ref. RB	5.00%	09/01/2031	545	591,255
Pennsylvania (Commonwealth of);
First Series 2015 1, GO Bonds	5.00%	03/15/2031	1,500	1,555,949
First Series 2017, Ref. GO Bonds	5.00%	01/01/2026	5,400	5,700,836
Series 2018 A, Ref. COP	5.00%	07/01/2029	300	328,146
Series 2018 A, Ref. COP	5.00%	07/01/2030	375	411,309
Series 2018 A, Ref. COP	5.00%	07/01/2031	425	466,921

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania-(continued)
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.);
Series 2015, RB(a)	5.00%	12/31/2027	$5,965	$ 6,081,263
Series 2015, RB(a)	5.00%	12/31/2034	2,630	2,656,293
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Presbyterian Senior Living); Series 2021, Ref. RB	4.00%	07/01/2030	1,600	1,533,037
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC);
Series 2021 A, Ref. RB	4.00%	10/15/2039	1,325	1,272,950
Series 2021 A, Ref. RB	4.00%	10/15/2040	1,200	1,146,449
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2030	3,000	3,141,144
Series 2016 A, Ref. RB (INS - AGM)(b)	5.00%	06/01/2031	120	125,603
Pennsylvania (Commonwealth of) Turnpike Commission;
Second Series 2017, Ref. RB	5.00%	12/01/2031	4,075	4,380,319
Series 2015 A-1, Ref. RB	5.00%	12/01/2028	1,055	1,102,204
Series 2015 A-1, Ref. RB	5.25%	12/01/2034	250	264,171
Series 2016 A-1, RB	5.00%	12/01/2041	1,000	1,023,691
Series 2017 3, Ref. RB	5.00%	12/01/2034	3,000	3,235,882
Series 2019 A, RB	5.00%	12/01/2031	1,860	2,049,593
Series 2019 A, RB	5.00%	12/01/2033	1,240	1,382,540
Series 2021 A, RB	3.00%	12/01/2042	6,500	5,082,336
Series 2021 B, RB	4.00%	12/01/2040	1,500	1,461,672
Series 2021 B, RB	4.00%	12/01/2041	1,750	1,689,976
Philadelphia (City of), PA;
Series 2015, Ref. RB	5.00%	08/01/2031	1,000	1,033,063
Series 2015, Ref. RB	5.00%	08/01/2032	1,000	1,031,192
Series 2019 B, GO Bonds	5.00%	02/01/2033	1,200	1,311,163
Series 2020 A, Ref. RB	4.00%	07/01/2039	5,000	4,909,278
Philadelphia (City of), PA Authority for Industrial Development;
Series 2017, RB	5.00%	12/01/2035	1,000	1,050,940
Series 2017, RB	5.00%	12/01/2037	1,310	1,366,572
Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School); Series 2016 A, RB	5.00%	04/01/2036	1,500	1,448,256
Philadelphia (City of), PA Authority for Industrial Development (La Salle University);
Series 2017, Ref. RB	5.00%	05/01/2034	1,000	942,689
Series 2017, Ref. RB	5.00%	05/01/2036	1,000	920,050
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2035	3,000	3,132,986
Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments); Series 2017, RB	4.00%	12/01/2047	2,000	1,778,266
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	4,355	3,666,039
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System);
Series 2017, Ref. RB	5.00%	07/01/2027	3,480	3,614,341
Series 2017, Ref. RB	5.00%	07/01/2029	2,295	2,377,527
Philadelphia School District (The);
Series 2007 A, Ref. GO Bonds (INS - NATL)(b)	5.00%	06/01/2025	2,400	2,476,878
Series 2018 A, GO Bonds	5.00%	09/01/2025	745	773,954
Series 2018 A, GO Bonds	5.00%	09/01/2032	510	555,024
Series 2019 A, GO Bonds	5.00%	09/01/2031	1,000	1,103,797
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2035	30	31,954
Series 2017, Ref. GO Bonds (INS - AGM)(b)	5.00%	03/01/2036	25	26,484
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2032	110	119,824
Series 2017 E, Ref. GO Bonds (INS - BAM)(b)	5.00%	12/01/2033	90	97,830
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	225	224,049
West Shore Area Authority (Messiah Village); Series 2015 A, Ref. RB	5.00%	07/01/2030	500	496,637
Wilkes-Barre Area School District; Series 2016 B, GO Bonds (INS - BAM)(b)	5.00%	08/01/2028	500	539,556
				115,009,621

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico-3.74%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	$55	$ 55,018
Series 2002, RB	5.50%	05/15/2039	850	850,049
Series 2002, RB	5.63%	05/15/2043	4,215	4,257,376
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(g)	0.00%	07/01/2024	462	433,653
Series 2021 A, GO Bonds(g)	0.00%	07/01/2033	2,100	1,196,521
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	3,230	3,239,179
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	6,456	6,554,647
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	1,443	1,490,141
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	1,419	1,480,689
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	6,378	6,713,869
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	6,307	5,651,530
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	1,175	1,029,065
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	1,008	862,349
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	1,371	1,132,503
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	1,426	1,135,354
Subseries 2022, RN	0.00%	11/01/2043	6,163	2,657,870
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2021 B, RB(d)	5.00%	07/01/2033	4,365	4,376,498
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2008 WW, RB(h)	5.50%	07/01/2038	3,500	2,476,250
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (Hospital Auxilio Mutuo);
Series 2021, Ref. RB	5.00%	07/01/2031	425	468,641
Series 2021, Ref. RB	5.00%	07/01/2032	450	492,551
Series 2021, Ref. RB	5.00%	07/01/2033	425	464,508
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	1,340	1,324,590
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(g)	0.00%	07/01/2029	20,432	15,153,824
Series 2018 A-1, RB	4.50%	07/01/2034	3,468	3,438,694
Series 2018 A-1, RB(g)	0.00%	07/01/2046	17,000	4,356,760
				71,292,129

Rhode Island-1.08%
Providence (City of), RI Public Building Authority (Various Capital); Series 2011 A, RB (INS - AGM)(b)	5.88%	06/15/2026	410	410,885
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,375	1,405,656
Series 2015 A, Ref. RB	5.00%	06/01/2027	900	920,702
Series 2015 A, Ref. RB	5.00%	06/01/2028	1,080	1,106,520
Series 2015 A, Ref. RB	5.00%	06/01/2035	12,500	12,704,485
Series 2015 A, Ref. RB	5.00%	06/01/2040	4,000	4,028,457
				20,576,705

South Carolina-0.28%
Piedmont Municipal Power Agency; Series 2015 A, RB	5.00%	01/01/2030	2,000	2,061,404
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2023	1,000	999,021
Series 2013, RB	5.00%	05/01/2028	1,250	1,202,591
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group); Series 2018 A, Ref. RB	5.00%	05/01/2048	200	203,746
South Carolina (State of) Public Service Authority; Series 2020 A, Ref. RB	4.00%	12/01/2037	1,000	948,967
				5,415,729

South Dakota-0.03%
Educational Enhancement Funding Corp.; Series 2013 B, RB(c)(f)	5.00%	06/01/2023	550	552,385

Tennessee-1.36%
Chattanooga (City of) & Hamilton (County of), TN Hospital Authority (Erlanger Health System); Series 2014 A, Ref. RB	5.00%	10/01/2039	1,505	1,511,657

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Tennessee-(continued)
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2032	$370	$ 370,871
Series 2018 A, Ref. RB	5.00%	07/01/2034	3,000	3,005,284
Series 2018 A, Ref. RB	5.00%	07/01/2035	2,500	2,641,009
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2012 A, Ref. RB	5.00%	01/01/2025	500	500,315
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(d)	4.50%	06/01/2028	765	766,268
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Lipscomb University); Series 2019 A, Ref. RB	5.00%	10/01/2035	1,115	1,123,860
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2031	1,000	1,055,300
Series 2016 A, RB	5.00%	07/01/2035	2,000	2,072,454
New Memphis Arena Public Building Authority (City of Memphis);
Series 2021, RB(g)	0.00%	04/01/2036	1,200	675,890
Series 2021, RB(g)	0.00%	04/01/2037	1,375	728,315
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2031	1,185	1,261,266
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.); Series 2014, RB	5.00%	12/01/2029	650	648,478
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor); Series 2016 A, Ref. RB(d)	5.00%	09/01/2037	750	631,507
Tennergy Corp.; Series 2022 A, RB(c)	5.50%	12/01/2030	3,300	3,508,416
Tennessee Energy Acquisition Corp.;
Series 2006 C, RB	5.00%	02/01/2024	3,225	3,230,625
Series 2006 C, RB	5.00%	02/01/2027	150	151,333
Series 2018, RB(c)	4.00%	11/01/2025	2,000	1,998,831
				25,881,679

Texas-6.70%
Arlington Higher Education Finance Corp. (Harmony Public Schools); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	02/15/2032	1,500	1,541,079
Arlington Higher Education Finance Corp. (UME Preparatory Academy);
Series 2017 A, RB	4.55%	08/15/2028	120	116,296
Series 2017 A, RB	5.00%	08/15/2038	115	108,948
Arlington Higher Education Finance Corp. (Universal Academy);
Series 2014 A, RB	5.88%	03/01/2024	70	70,400
Series 2014 A, RB	6.63%	03/01/2029	1,000	1,016,005
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2032	1,075	1,074,691
Series 2017, Ref. RB	5.00%	01/01/2033	1,200	1,228,051
Central Texas Regional Mobility Authority;
Series 2021 B, RB	5.00%	01/01/2035	600	661,581
Series 2021 B, RB	5.00%	01/01/2036	600	655,386
Clifton Higher Education Finance Corp. (Idea Public Schools);
Series 2013, RB	6.00%	08/15/2033	1,250	1,265,399
Series 2022 A, RB	4.00%	08/15/2033	535	534,977
Series 2022 A, RB	4.00%	08/15/2034	555	552,641
Series 2022 A, RB	4.00%	08/15/2035	410	402,968
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	4.88%	08/15/2027	500	495,556
Series 2015 A, RB	5.13%	08/15/2030	3,000	2,998,998
Series 2018 D, RB	5.75%	08/15/2033	5,000	5,085,411
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2014 A, Ref. RB(a)	5.25%	11/01/2026	2,000	2,016,995
Dallas (City of), TX Area Rapid Transit; Series 2016 B, Ref. RB	4.00%	12/01/2038	5,250	5,251,445
Dallas (County of), TX Flood Control District No. 1; Series 2015, Ref. GO Bonds(d)	5.00%	04/01/2028	1,000	1,000,070
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2023	150	150,150
Series 2014 A, Ref. RB	5.00%	09/01/2024	265	265,940
Series 2014 A, Ref. RB	5.25%	09/01/2029	1,000	1,009,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	$1,515	$ 1,658,091
Grand Parkway Transportation Corp.;
Series 2020 C, Ref. RB	4.00%	10/01/2036	250	252,201
Series 2020, Ref. RB	4.00%	10/01/2037	1,000	1,001,855
Series 2020, Ref. RB	4.00%	10/01/2038	2,250	2,244,779
Grand Parkway Transportation Corp. (TELA Supported); Series 2018 A, RB	5.00%	10/01/2038	2,000	2,121,205
Gulf Coast Authority (Waste Management of Texas); Series 2003 B, RB(a)	1.50%	05/01/2028	1,750	1,511,913
Harris (County of) & Houston (City of), TX Sports Authority; Series 2014 A, Ref. RB	5.00%	11/15/2030	1,000	1,023,382
Harris County Cultural Education Facilities Finance Corp. (Brazos Presbyterian Homes, Inc.); Series 2013 A, RB	5.00%	01/01/2033	1,090	1,014,439
Harris County Cultural Education Facilities Finance Corp. (YMCA of the Greater Houston Area); Series 2013 A, Ref. RB	5.00%	06/01/2028	1,500	1,473,445
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(a)	4.75%	07/01/2024	2,465	2,462,960
Series 2020 A, Ref. RB(a)	5.00%	07/01/2027	500	499,807
Series 2021 A, RB(a)	4.00%	07/01/2041	4,500	3,879,683
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2020 B-2, Ref. RB(a)	5.00%	07/15/2027	3,350	3,348,501
Series 2021 B-1, RB(a)	4.00%	07/15/2041	4,000	3,447,934
Houston Higher Education Finance Corp. (KIPP, Inc.); Series 2015, Ref. RB (CEP - Texas Permanent School Fund)	5.00%	08/15/2029	250	259,267
Lower Colorado River Authority (LCRA Transmission Services Corp.); Series 2019, Ref. RB	5.00%	05/15/2030	1,200	1,333,266
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.); Series 2014, Ref. RB (Acquired 08/27/2014; Cost $217,124)(e)(h)	5.00%	02/15/2024	215	152,650
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(a)(d)	4.63%	10/01/2031	5,000	4,887,317
New Hope Cultural Education Facilities Finance Corp. (Carillon Lifecare Community);
Series 2016, Ref. RB	4.00%	07/01/2028	2,620	2,298,465
Series 2016, Ref. RB	5.00%	07/01/2036	2,750	2,242,860
New Hope Cultural Education Facilities Finance Corp. (CHF-Collegiate Housing Corpus Christi II, LLC - Texas A&M University-Corpus Christi); Series 2016 A, RB(c)(f)	5.00%	04/01/2026	670	706,511
New Hope Cultural Education Facilities Finance Corp. (Collegiate Housing Stephenville II, LLC - Tarleton State University); Series 2014 A, RB(f)	5.00%	04/01/2023	785	785,911
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center); Series 2021, Ref. RB(d)	4.00%	08/15/2036	2,000	1,736,124
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village);
Series 2017, Ref. RB	5.00%	01/01/2027	1,090	1,085,051
Series 2017, Ref. RB	5.00%	01/01/2029	1,205	1,193,521
Series 2017, Ref. RB	5.00%	01/01/2037	2,000	1,894,605
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford); Series 2016 A, RB	5.00%	11/15/2026	320	308,665
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2029	2,105	2,020,521
Series 2018, Ref. RB	5.00%	10/01/2030	2,210	2,103,983
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(c)(f)	5.00%	04/01/2024	620	630,862
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.);
Series 2014, RB	5.25%	01/01/2029	1,500	1,443,531
Series 2014, RB	5.50%	01/01/2035	1,400	1,278,019
Newark High Education Finance Corp. (A+ Charter Schools, Inc.); Series 2015 A, RB(d)	4.63%	08/15/2025	485	487,444
North Texas Tollway Authority; Series 2017 B, Ref. RB (INS - AGM)(b)	4.00%	01/01/2034	750	764,926
Port Beaumont Navigation District (Jefferson Gulf Coast Energy);
Series 2021, RB(a)(d)	2.13%	01/01/2028	575	493,851
Series 2021, RB(a)(d)	2.25%	01/01/2029	800	667,503
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2036	1,960	1,873,019
SA Energy Acquisition Public Facility Corp.; Series 2007, RB	5.50%	08/01/2025	2,000	2,048,990
San Antonio (City of), TX; Series 2019 A, Ref. RB(a)	5.00%	07/01/2032	2,380	2,555,652
Tarrant County Cultural Education Facilities Finance Corp.; Series 2014, Ref. RB	5.00%	10/01/2049	5,125	4,836,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020 B-2, Ref. RB	3.00%	11/15/2026	$895	$ 854,937
Series 2020, Ref. RB	4.00%	11/15/2027	3,100	2,931,512
Temple (City of), TX; Series 2018 A, RB	5.00%	08/01/2038	5,000	5,038,120
Texas (State of) Transportation Commission;
Series 2019, RB(g)	0.00%	08/01/2034	1,400	817,265
Series 2019, RB(g)	0.00%	08/01/2035	2,050	1,121,028
Series 2019, RB(g)	0.00%	08/01/2036	1,500	766,259
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2015 B, Ref. RB(g)	0.00%	08/15/2036	5,000	2,667,696
Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,088,161
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	3,820	3,987,399
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2032	3,250	3,403,813
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes);
Series 2019 A, Ref. RB	5.00%	12/31/2030	3,000	3,174,214
Series 2019 A, Ref. RB	5.00%	12/31/2032	1,000	1,056,172
Viridian Municipal Management District;
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2029	665	697,661
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2029	1,005	1,054,360
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2030	920	965,322
Series 2015, Ref. GO Bonds (INS - BAM)(b)	6.00%	12/01/2030	500	524,632
				127,679,946

Utah-0.79%
Black Desert Public Infrastructure District; Series 2021 A, GO Bonds(d)	3.50%	03/01/2036	2,000	1,657,147
Mida Mountain Village Public Infrastructure District (Assessment Area No. 2);
Series 2021, RB(d)	4.00%	08/01/2025	1,205	1,180,053
Series 2021, RB(d)	4.00%	08/01/2027	1,000	961,448
Series 2021, RB(d)	4.00%	08/01/2030	1,000	924,796
Military Installation Development Authority;
Series 2021 A-1, RB	4.00%	06/01/2036	500	415,793
Series 2021 A-1, RB	4.00%	06/01/2041	1,000	782,707
Series 2021 A-2, RB	4.00%	06/01/2036	5,250	4,365,397
Salt Lake City (City of), UT;
Series 2018 A, RB(a)	5.00%	07/01/2033	3,500	3,696,822
Series 2018 B, RB	5.00%	07/01/2038	1,000	1,052,893
				15,037,056

Vermont-0.21%
Burlington (City of), VT; Series 2014 A, Ref. RB (INS - AGM)(b)	5.00%	07/01/2030	1,000	1,024,913
University of Vermont and State Agricultural College;
Series 2019 B, Ref. RB	5.00%	10/01/2035	1,220	1,414,790
Series 2019 B, Ref. RB	5.00%	10/01/2036	1,375	1,588,716
				4,028,419

Virginia-0.77%
Dulles Town Center Community Development Authority (Dulles Town Center); Series 2012, Ref. RB	4.25%	03/01/2026	700	676,308
Farmville (Town of), VA Industrial Development Authority (Longwood University Student Housing); Series 2018 A, Ref. RB	5.00%	01/01/2038	1,000	1,007,472
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(a)	5.00%	07/01/2033	3,235	3,467,834
Virginia (Commonwealth of) Small Business Financing Authority (I-495 Hot Lanes);
Series 2022, Ref. RB(a)	5.00%	06/30/2042	2,395	2,447,311
Series 2022, Ref. RB(a)	5.00%	12/31/2042	2,000	2,043,683
Virginia (State of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(a)	5.00%	01/01/2035	4,105	4,338,766
Virginia Beach Development Authority (Westminster-Canterbury on Chesapeake Bay);
Series 2018, Ref. RB	5.00%	09/01/2028	150	152,303
Series 2018, Ref. RB	5.00%	09/01/2030	455	459,789
				14,593,466

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington-1.77%
Kalispel Tribe of Indians;
Series 2018 A, RB(d)	5.00%	01/01/2032	$70	$ 72,277
Series 2018 B, RB(d)	5.00%	01/01/2032	100	103,252
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	15	14,998
Seattle (Port of), WA;
Series 2016 B, Ref. RB(a)	5.00%	10/01/2028	3,730	3,867,676
Series 2019, RB(a)	5.00%	04/01/2032	2,000	2,164,402
Series 2022 B, Ref. RB(a)	5.00%	08/01/2038	3,000	3,223,422
Seattle (Port of), WA (SEATAC Fuel Facilities LLC); Series 2013, Ref. RB(a)	5.00%	06/01/2024	1,560	1,564,376
Washington (State of);
Series 2021 A, Ref. GO Bonds	5.00%	06/01/2034	1,000	1,136,845
Series 2021 A, Ref. GO Bonds	5.00%	06/01/2035	1,500	1,687,078
Washington (State of) Convention Center Public Facilities District (Green Notes);
Series 2021 B, RB	5.00%	07/01/2031	2,365	2,452,275
Series 2021, RB	4.00%	07/01/2031	1,250	1,157,245
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(c)(j)	4.20%	01/01/2025	3,350	3,360,119
Washington (State of) Health Care Facilities Authority (Central Washington Health Services Association); Series 2015, Ref. RB	5.00%	07/01/2030	500	515,473
Washington (State of) Health Care Facilities Authority (PeaceHealth); Series 2014 A, Ref. RB(c)(f)	5.00%	05/15/2024	500	510,008
Washington (State of) Health Care Facilities Authority (Virginia Mason Medical Center);
Series 2017, Ref. RB	5.00%	08/15/2032	1,500	1,560,383
Series 2017, Ref. RB	5.00%	08/15/2037	1,360	1,367,099
Washington (State of) Housing Finance Commission (Bayview Manor Homes);
Series 2016 A, Ref. RB(d)	5.00%	07/01/2031	1,350	1,257,356
Series 2016 A, Ref. RB(d)	5.00%	07/01/2036	1,450	1,277,961
Washington (State of) Housing Finance Commission (Eliseo); Series 2021 B-2, Ref. RB(d)	2.13%	07/01/2027	2,750	2,467,345
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living); Series 2015 A, RB(d)(f)	6.00%	07/01/2025	335	344,346
Washington (State of) Housing Finance Commission (The Hearthstone); Series 2018 A, Ref. RB(d)	5.00%	07/01/2038	830	678,071
Washington (State of) Housing Finance Commission (Transforming Age);
Series 2019 A, RB(d)	5.00%	01/01/2034	745	645,892
Series 2019 A, RB(d)	5.00%	01/01/2039	2,895	2,379,629
				33,807,528

West Virginia-0.26%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(d)	5.50%	06/01/2037	2,000	2,023,187
West Virginia (State of) Economic Development Authority; Series 2020, RB(a)(c)	5.00%	07/01/2025	1,000	999,496
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(a)(d)	6.75%	02/01/2026	2,000	1,400,000
Series 2018, RB(a)(d)	8.75%	02/01/2036	640	512,000
				4,934,683

Wisconsin-1.93%
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2032	5,100	4,563,979
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016 A, Ref. RB	4.00%	11/15/2036	2,000	1,991,514
Wisconsin (State of) Health & Educational Facilities Authority (Benevolent Corp. Cedar Community);
Series 2017, Ref. RB	5.00%	06/01/2030	1,560	1,520,119
Series 2017, Ref. RB	5.00%	06/01/2032	1,720	1,648,543
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System); Series 2019 B-2, Ref. RB	2.55%	11/01/2027	1,155	1,081,539
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance);
Series 2012, RB	5.00%	06/01/2025	2,450	2,460,067
Series 2012, RB	5.00%	06/01/2026	1,000	1,000,816
Wisconsin (State of) Public Finance Authority;
Series 2012 B, Ref. RB(a)	5.00%	07/01/2042	1,000	979,436
Series 2012 C, Ref. RB(a)	5.00%	07/01/2042	1,000	979,436
Wisconsin (State of) Public Finance Authority (21st Century Public Academy); Series 2020 A, RB(d)	3.75%	06/01/2030	350	311,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31	Invesco Intermediate Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin-(continued)
Wisconsin (State of) Public Finance Authority (ACTS Retirement-Life Community); Series 2020 A, RB	4.00%	11/15/2037	$600	$529,422

Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth);
Series 2016 A, RB(d)	5.00%	06/01/2025	1,000	992,182

Series 2016 A, RB(d)	4.63%	06/01/2036	125	112,612

Wisconsin (State of) Public Finance Authority (Beyond Boone, LLC - Appalachian State University); Series 2019 A, RB (INS - AGM)(b)	5.00%	07/01/2034	800	845,798

Wisconsin (State of) Public Finance Authority (City of Boynton Beach, Florida Municipal Improvements); Series 2018, RB	5.00%	07/01/2035	2,000	2,143,697

Wisconsin (State of) Public Finance Authority (Community School of Davidson); Series 2018, RB	5.00%	10/01/2033	390	386,197

Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(d)	6.13%	02/01/2039	500	449,966

Series 2022 A, RB(d)	6.13%	02/01/2039	485	436,467

Wisconsin (State of) Public Finance Authority (Goodwill Industries of Southern Nevada, Inc.); Series 2019 A, RB	5.50%	12/01/2038	1,930	1,759,261

Wisconsin (State of) Public Finance Authority (Mallard Creek Stem Academy); Series 2019 A, RB(d)	4.38%	06/15/2029	1,745	1,674,848

Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(d)	6.25%	01/01/2038	3,250	1,998,750

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.); Series 2018 A, RB	5.20%	12/01/2037	4,000	4,062,548

Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.00%	04/01/2025	645	645,726

Wisconsin (State of) Public Finance Authority (Southminster); Series 2018, RB(d)	5.00%	10/01/2043	500	428,669

Wisconsin (State of) Public Finance Authority (Wingate University); Series 2018 A, Ref. RB	5.25%	10/01/2038	1,000	1,003,281

Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(d)	4.13%	12/01/2024	2,900	2,826,715

				36,833,425

Wyoming-0.08%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB(c)(f)	5.00%	01/01/2027	1,500	1,609,673

TOTAL INVESTMENTS IN SECURITIES(m)-100.19% (Cost $1,977,418,676)				1,909,636,931

FLOATING RATE NOTE OBLIGATIONS-(1.30)%
Notes with interest and fee rates ranging from 3.97% to 4.01% at 02/28/2023 and contractual maturities of collateral ranging from 01/09/2022 to 01/06/2032 (See Note 1)(n)				(24,775,000)

OTHER ASSETS LESS LIABILITIES-1.11%				21,153,724

NET ASSETS-100.00%				$1,906,015,655

Investment Abbreviations:

AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
Ctfs.	- Certificates
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
SIFMA	- Securities Industry and Financial Markets Association
Wts.	- Warrants

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32	Invesco Intermediate Term Municipal Income Fund

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $147,241,097, which represented 7.73% of the Fund’s Net Assets.

(e)	Restricted security. The aggregate value of these securities at February 28, 2023 was $6,428,939, which represented less than 1% of the Fund’s Net Assets.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Zero coupon bond issued at a discount.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $4,510,729, which represented less than 1% of the Fund’s Net Assets.

(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(j)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(k)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $10,330,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(l)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $38,481,855 are held by TOB Trusts and serve as collateral for the $24,775,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33	Invesco Intermediate Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $1,977,418,676)	$1,909,636,931

Cash	1,104,059

Receivable for:
Investments sold	1,224,391

Fund shares sold	2,117,218

Interest	22,463,147

Investment for trustee deferred compensation and retirement plans	80,976

Other assets	619,230

Total assets	1,937,245,952

Liabilities:

Floating rate note obligations	24,775,000

Payable for:
Dividends	1,465,512

Fund shares reacquired	4,051,792

Accrued fees to affiliates	705,472

Accrued interest expense	21,220

Accrued trustees’ and officers’ fees and benefits	2,840

Accrued other operating expenses	114,371

Trustee deferred compensation and retirement plans	94,090

Total liabilities	31,230,297

Net assets applicable to shares outstanding	$1,906,015,655

Net assets consist of:

Shares of beneficial interest	$2,082,572,782

Distributable earnings (loss)	(176,557,127)

$1,906,015,655

Net Assets:

Class A	$1,313,245,969

Class C	$63,377,506

Class Y	$528,911,433

Class R6	$480,747

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	128,144,327

Class C	6,199,072

Class Y	51,642,418

Class R6	46,964

Class A:
Net asset value per share	$10.25

Maximum offering price per share (Net asset value of $10.25 ÷ 97.50%)	$10.51

Class C:
Net asset value and offering price per share	$10.22

Class Y:
Net asset value and offering price per share	$10.24

Class R6:
Net asset value and offering price per share	$10.24

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34	Invesco Intermediate Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$75,239,730

Expenses:

Advisory fees	8,138,335

Administrative services fees	299,064

Custodian fees	14,443

Distribution fees:
Class A	3,470,510

Class C	738,398

Interest, facilities and maintenance fees	1,435,396

Transfer agent fees – A, C and Y	1,582,355

Transfer agent fees – R6	75

Trustees’ and officers’ fees and benefits	29,724

Registration and filing fees	199,301

Reports to shareholders	48,617

Professional services fees	109,246

Other	34,046

Total expenses	16,099,510

Less: Expense offset arrangement(s)	(977)

Net expenses	16,098,533

Net investment income	59,141,197

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(2,258,596))	(67,635,321)

Futures contracts	5,782,940

(61,852,381)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(125,342,440)

Net realized and unrealized gain (loss)	(187,194,821)

Net increase (decrease) in net assets resulting from operations	$(128,053,624)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35	Invesco Intermediate Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$59,141,197	$51,662,534

Net realized gain (loss)	(61,852,381)	(3,658,650)

Change in net unrealized appreciation (depreciation)	(125,342,440)	(61,500,228)

Net increase (decrease) in net assets resulting from operations	(128,053,624)	(13,496,344)

Distributions to shareholders from distributable earnings:

Class A	(36,139,563)	(34,656,995)

Class C	(1,353,317)	(1,581,852)

Class Y	(16,364,876)	(16,132,588)

Class R6	(18,717)	(113,885)

Total distributions from distributable earnings	(53,876,473)	(52,485,320)

Share transactions-net:

Class A	(152,597,556)	221,659,532

Class C	(20,457,744)	(22,934,407)

Class Y	(96,150,845)	127,601,982

Class R6	(3,497,421)	(503,442)

Net increase (decrease) in net assets resulting from share transactions	(272,703,566)	325,823,665

Net increase (decrease) in net assets	(454,633,663)	259,842,001

Net assets:

Beginning of year	2,360,649,318	2,100,807,317

End of year	$1,906,015,655	$2,360,649,318

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36	Invesco Intermediate Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed	Ratio of expenses to average net assets without fee waivers and/or expenses absorbed	Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)	Ratio of net investment income to average net assets	Portfolio turnover (c)
Class A
Year ended 02/28/23	$11.12	$0.30	$(0.90)	$(0.60)	$(0.27)	$10.25	(5.37)%	$1,313,246	0.83%	0.83%	0.76%	2.86%	37%
Year ended 02/28/22	11.41	0.25	(0.28)	(0.03)	(0.26)	11.12	(0.33)	1,588,653	0.79	0.79	0.74	2.21	11
Year ended 02/28/21	11.66	0.29	(0.25)	0.04	(0.29)	11.41	0.39	1,411,258	0.82	0.82	0.79	2.62	26
Year ended 02/29/20	11.02	0.29	0.66	0.95	(0.31)	11.66	8.75	1,114,423	0.89	0.89	0.84	2.56	11
Year ended 02/28/19	10.99	0.31	0.03	0.34	(0.31)	11.02	3.19	848,116	0.88	0.91	0.84	2.85	27
Class C
Year ended 02/28/23	11.09	0.22	(0.90)	(0.68)	(0.19)	10.22	(6.11)	63,378	1.58	1.58	1.51	2.11	37
Year ended 02/28/22	11.38	0.17	(0.29)	(0.12)	(0.17)	11.09	(1.08)	90,660	1.54	1.54	1.49	1.46	11
Year ended 02/28/21	11.62	0.21	(0.25)	(0.04)	(0.20)	11.38	(0.27)	115,826	1.57	1.57	1.54	1.87	26
Year ended 02/29/20	10.99	0.20	0.66	0.86	(0.23)	11.62	7.87	145,443	1.64	1.64	1.59	1.81	11
Year ended 02/28/19	10.96	0.23	0.03	0.26	(0.23)	10.99	2.42	106,166	1.63	1.66	1.59	2.10	27
Class Y
Year ended 02/28/23	11.11	0.32	(0.89)	(0.57)	(0.30)	10.24	(5.14)	528,911	0.58	0.58	0.51	3.11	37
Year ended 02/28/22	11.40	0.28	(0.28)	0.00	(0.29)	11.11	(0.08)	677,149	0.54	0.54	0.49	2.46	11
Year ended 02/28/21	11.65	0.32	(0.25)	0.07	(0.32)	11.40	0.64	568,900	0.57	0.57	0.54	2.87	26
Year ended 02/29/20	11.02	0.32	0.65	0.97	(0.34)	11.65	8.93	492,202	0.64	0.64	0.59	2.81	11
Year ended 02/28/19	10.98	0.34	0.04	0.38	(0.34)	11.02	3.54	413,274	0.63	0.66	0.59	3.10	27
Class R6
Year ended 02/28/23	11.11	0.35	(0.92)	(0.57)	(0.30)	10.24	(5.07)	481	0.51	0.51	0.44	3.18	37
Year ended 02/28/22	11.40	0.29	(0.29)	0.00	(0.29)	11.11	(0.01)	4,187	0.47	0.47	0.42	2.53	11
Year ended 02/28/21	11.65	0.33	(0.26)	0.07	(0.32)	11.40	0.72	4,823	0.49	0.49	0.46	2.95	26
Year ended 02/29/20	11.01	0.32	0.66	0.98	(0.34)	11.65	9.03	4,268	0.64	0.64	0.59	2.81	11
Year ended 02/28/19	10.97	0.34	0.04	0.38	(0.34)	11.01	3.54	10	0.63	0.67	0.59	3.10	27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $201,465,106 in connection with the acquisition of Invesco Oppenheimer Intermediate Term Municipal Fund into the Fund.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37	Invesco Intermediate Term Municipal Income Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Intermediate Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

    The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under

38	Invesco Intermediate Term Municipal Income Fund

which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

39	Invesco Intermediate Term Municipal Income Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.500%

Next $250 million	0.450%

Next $250 million	0.425%

Over $1 billion	0.333%

    For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.40%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating

40	Invesco Intermediate Term Municipal Income Fund

expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $25,687 in front-end sales commissions from the sale of Class A shares and $298,907 and $2,381 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    As of February 28, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk

Realized Gain:
Futures contracts	$5,782,940

41	Invesco Intermediate Term Municipal Income Fund

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$132,583,511

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $19,671,782 and securities sales of $66,611,372, which resulted in net realized gains (losses) of $(2,258,596).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $977.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

    During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $829,041 with an average interest rate of 4.32%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2023, the Fund had no borrowings outstanding under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

    Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $27,720,385 and 2.15%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$323,669	$–

Ordinary income-tax-exempt	53,552,804	52,485,320

Total distributions	$53,876,473	$52,485,320

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$5,964,059

Net unrealized appreciation (depreciation) – investments	(68,766,259)

Temporary book/tax differences	(73,013)

Capital loss carryforward	(113,681,914)

Shares of beneficial interest	2,082,572,782

Total net assets	$1,906,015,655

42	Invesco Intermediate Term Municipal Income Fund

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$74,055,797	$39,626,117	$113,681,914

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $742,111,112 and $878,759,666, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 15,890,791

Aggregate unrealized (depreciation) of investments	(84,657,050)

Net unrealized appreciation (depreciation) of investments	$(68,766,259)

    Cost of investments for tax purposes is $1,978,403,190.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and defaulted bonds, amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $588,004, undistributed net realized gain (loss) was decreased by $586,706 and shares of beneficial interest was decreased by $1,298. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:

Class A	50,598,567	$522,602,710	42,081,018	$484,099,533

Class C	1,502,189	15,508,447	434,459	4,984,581

Class Y	39,930,571	412,323,242	25,034,327	287,358,796

Class R6	45,071	470,218	136,712	1,580,301

Issued as reinvestment of dividends:

Class A	2,454,413	25,324,509	2,155,588	24,736,226

Class C	107,048	1,101,526	114,687	1,314,115

Class Y	1,034,903	10,674,768	913,609	10,474,495

Class R6	1,436	15,206	8,606	98,668

Automatic conversion of Class C shares to Class A shares:

Class A	278,480	2,884,779	437,292	5,014,316

Class C	(279,154)	(2,884,779)	(438,434)	(5,014,316)

Reacquired:

Class A	(68,054,120)	(703,409,554)	(25,474,170)	(292,190,543)

Class C	(3,304,730)	(34,182,938)	(2,113,484)	(24,218,787)

Class Y	(50,258,713)	(519,148,855)	(14,897,899)	(170,231,309)

Class R6	(376,412)	(3,982,845)	(191,489)	(2,182,411)

Net increase (decrease) in share activity	(26,320,451)	$(272,703,566)	28,200,822	$325,823,665

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

43	Invesco Intermediate Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Intermediate Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Intermediate Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

44	Invesco Intermediate Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,005.00	$4.28	$1,020.53	$4.31	0.86%
Class C	1,000.00	1,001.20	7.99	1,016.81	8.05	1.61
Class Y	1,000.00	1,006.20	3.03	1,021.77	3.06	0.61
Class R6	1,000.00	1,006.60	2.69	1,022.12	2.71	0.54

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

45	Invesco Intermediate Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	11.65%
Tax-Exempt Interest Dividends*	99.40%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

46	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Intermediate Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Intermediate Term Municipal Income Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-ITMI-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Limited Term California Municipal Fund

Nasdaq:

A: OLCAX ∎ C: OLCCX ∎ Y: OLCYX ∎ R6: IORLX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
20	Financial Statements
23	Financial Highlights
24	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Fund Expenses
31	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Limited Term California Municipal Fund (the Fund), at net asset value (NAV), underper-formed the S&P Municipal California Investment Grade 4-7 Years Bond Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.52%
Class C Shares	-3.96
Class Y Shares	-3.24
Class R6 Shares	-3.21
S&P Municipal Bond 2-17 Years Investment Grade Index ▼	-3.39
S&P Municipal California Investment Grade 4-7 Years Bond Index▼	-2.25
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The State of California’s ability to maintain robust levels of general fund cash reserves has provided a cushion during periods of revenue volatility. At the close of the state’s fiscal year in June 2022, the state had reserves totaling over $76.2 billion, or 34% of fiscal year 2022 expenditures.1 We believe these reserves should help mitigate the impact of an expected 5.7% decline in state tax revenues in fiscal year 2023. Despite the estimated decline in revenues, reserves at the close of fiscal year 2023 are expected to exceed $47 billion, or 20% of expenditures.1

    The Golden State’s liquidity remains robust. The California State Controller reported that the state had cash and internal borrowable resources of over $93.4 billion, as of February 28, 2023.2 We believe that the state will continue to maintain a prudent approach to budgeting in response to potential revenue declines. The governor’s proposed fiscal year 2024 budget would cut expenditures by nearly 7%.1 While some reserves would be used to balance the budget, the state’s Rainy Day Fund would not be utilized. Based on the governor’s proposal, budget reserves would still exceed $35 billion, or nearly 16% of estimated expenditures at the close of fiscal year 2024.1

    The state’s revenue growth has been driven by its economy’s size and diversity. California has the largest state population, representing approximately 12% of the US population and nearly 15% of the nation’s Gross Domestic Product.3 Unemployment rates continue to decline from pandemic highs, falling to 3.7% at the end of 2022.4 State tax revenues continued to grow even as unemployment rates increased after the onset of the pandemic. The impact on employment levels for high-wage earners was less severe, and high-income taxpayers benefited as the financial markets rebounded from the initial pandemic impacts. California’s fiscal condition has benefited from conserva-

tive budgeting, a result of the state’s recognition that its tax structure is highly sensitive to economic cycles due to its heavy reliance on top earners. The state has limited its expenditure growth and worked to maintain fiscal flexibility by increasing one-time expenditures, including extra pension payments, instead of increasing ongoing program expenditures. As the state moves into budget negotiations for fiscal year 2024, its ability to continue its fiscal discipline will be crucial for financial performance and retention of reserves to mitigate the impact of future economic downturns or fiscal emergencies. This discipline, as well as federal stimulus, has helped the state maintain rating stability through the pandemic. All three of the major credit rating agencies, Moody’s, Standard & Poor’s and Fitch have maintained their respective Aa2, AA- and AA rating† on the state’s general obligation bonds. In March 2023, Standard & Poor’s affirmed its positive outlook on the state’s general obligation debt while both Moody’s and Fitch affirmed stable outlooks on their respective ratings.

    At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

     Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.5

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of

2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.6 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.7

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.8 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.8

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.8 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.9 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.9

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.5 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds

2                    Invesco Limited Term California Municipal Fund

issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 for calendar year 2022.10 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the Fund’s fiscal year, security selection and an underweight exposure in lower duration bonds (5.99 years and lower) contributed to the Fund’s performance relative to its benchmark. An overweight allocation and security selection among 5.00% and greater coupon bonds was also a positive for performance. At the sector level, an underweight exposure in appropriation bonds contributed to the Fund’s relative performance.

    An overweight exposure among 4.00 - 4.49% coupon bonds detracted from the Fund’s performance relative to its benchmark over the fiscal year. An overweight exposure among bonds 6.00 years and longer in duration was also detractive from relative return. An overweight allocation to the airport detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term California Municipal Fund and for sharing our long-term investment horizon.

1	Source: State of California, Governor’s Budget Summary 2023-24, January 10, 2023
2	Source: California State Controller’s Statement of General Fund Cash Receipts and Disbursements, March 10, 2023

3	Source: State of California General Obligation Bonds, Preliminary Official Statement, March 1, 2022

4	Source: U.S. Bureau of Labor Statistics, as of December 31, 2022 (Not Seasonally Adjusted)

5	Source: Bloomberg

6	Source: Refinitiv TM3

7	Source: Lipper

8	Source: US Federal Reserve

9	Source: JP Morgan

10	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Limited Term California Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Limited Term California Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (2/25/04)	3.17%
10 Years	1.59
5 Years	2.09
1 Year	-5.82

Class C Shares
Inception (2/25/04)	2.97%
10 Years	1.28
5 Years	1.93
1 Year	-4.90

Class Y Shares
Inception (11/29/10)	2.92%
10 Years	2.13
5 Years	2.88
1 Year	-3.24

Class R6 Shares
10 Years	1.97%
5 Years	2.86
1 Year	-3.21

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term California Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppen-heimer Rochester® Limited Term California Municipal Fund. The Fund was subsequently renamed the Invesco Limited Term California Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Limited Term California Municipal Fund

Supplemental Information

Invesco Limited Term California Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎	The S&P Municipal California Investment Grade 4-7 Years Bond Index consists of bonds issued within California with maturities between four and seven years that are rated at least BBB- by S&P Global Ratings, Baa3 by Moody’s or BBB- by Fitch Ratings. Bonds that are pre-refunded or escrowed to maturity are included in this index.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Limited Term California Municipal Fund

Fund Information

Portfolio Composition

By credit sector		% of total investments
Revenue Bonds		83.66%
General Obligation Bonds		10.19
Pre-Refunded Bonds		6.15

Top Five Debt Holdings

		% of total net assets
1.	Los Angeles (City of), CA Department of Airports (Los Angeles International Airport), Series 2013 A, RB	2.81%
2.	University of California, Series 2013 AI, RB	1.93
3.	California (State of) Health Facilities Financing Authority (City of Hope), Series 2012 A, RB	1.70
4.	California (State of), Series 2013, GO Bonds	1.53
5.	California (State of) Pollution Control Financing Authority, Series 2012, RB	1.42

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7                    Invesco Limited Term California Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–100.12%
California–94.04%
ABAG Finance Authority for Nonprofit Corps. (Sharp Healthcare); Series 2014 A, RB	5.00%	08/01/2043	$7,630	$7,648,231
Adelanto (City of), CA Improvement Agency; Series 1993 B, Ref. RB (INS - FGIC)(a)	5.50%	12/01/2023	90	90,288
Adelanto (City of), CA Public Financing Authority; Series 1996 B, RB	6.30%	09/01/2028	535	543,371
Adelanto Public Utility Authority (Utility System); Series 2014 A, RB	5.00%	07/01/2024	1,555	1,556,274
Alameda (County of), CA Joint Powers Authority (Multiple Capital); Series 2013 A, RB	5.25%	12/01/2025	1,000	1,017,305
Alameda (County of), CA Redevelopment Successor Agency (Eden Area Redevelopment); Series 2006 A, RB (INS - NATL)(a)	4.38%	08/01/2030	10	10,010
Association of Bay Area Governments (California Redevelopment Agency Pool); Series 1994 A, RB (INS - AGM)(a)	6.00%	12/15/2024	70	70,533
Beaumont (City of), CA Financing Authority (Improvement Area No. 19A); Series 2015 B, Ref. RB	5.00%	09/01/2025	740	754,130
Beaumont (City of), CA Financing Authority (Improvement Area No. 19C); Series 2013 A, RB(b)(c)	5.00%	09/01/2023	655	661,015
Bell (City of), CA Community Redevelopment Agency; Series 2003, Ref. RB (INS - AGC)(a)	5.63%	10/01/2033	25	25,086
Blythe (City of), CA Financing Authority (City Hall & County Courthouse); Series 1997, RB (INS - NATL)(a)	5.50%	09/01/2027	65	65,131
California (State of);
Series 1993, GO Bonds (INS - NATL)(a)	5.90%	04/01/2023	55	55,121
Series 1993, GO Bonds	5.90%	04/01/2023	365	365,801
Series 1994, GO Bonds	5.75%	03/01/2023	25	25,000
Series 1994, GO Bonds	6.00%	03/01/2024	45	45,639
Series 1994, GO Bonds (INS - NATL)(a)	6.00%	08/01/2024	45	45,538
Series 1995, GO Bonds (INS - AMBAC)(a)	5.90%	03/01/2025	25	25,355
Series 1996, GO Bonds (INS - FGIC)(a)	5.38%	06/01/2026	90	90,560
Series 1996, GO Bonds (INS - NATL)(a)	5.38%	06/01/2026	10	10,062
Series 1996, Ref. GO Bonds	5.63%	09/01/2024	5	5,063
Series 1997, GO Bonds (INS - NATL)(a)	5.00%	10/01/2023	5	5,007
Series 1997, GO Bonds	5.00%	10/01/2023	5	5,007
Series 1997, GO Bonds (INS - NATL)(a)	5.63%	10/01/2023	120	120,237
Series 1997, GO Bonds (INS - NATL)(a)	5.63%	10/01/2026	10	10,022
Series 1997, GO Bonds	5.13%	10/01/2027	20	20,038
Series 2000, GO Bonds	5.63%	05/01/2026	40	40,088
Series 2001, GO Bonds	5.20%	11/01/2031	5	5,008
Series 2002, GO Bonds (INS - SGI)(a)	5.00%	10/01/2028	5	5,008
Series 2013, GO Bonds	5.00%	04/01/2037	4,825	4,830,285
Series 2013, GO Bonds	5.00%	04/01/2043	10,770	10,780,912
Series 2013, GO Bonds	5.00%	11/01/2043	1,700	1,714,659
Series 2015 C, Ref. GO Bonds	5.00%	08/01/2031	815	849,324
California (State of) Community Choice Financing Authority (Green Bonds); Series 2023 C, RB(c)	5.25%	10/01/2031	5,000	5,206,210
California (State of) Community College Financing Authority (Grossmont-Cuyamaca Community College District, Palomar Community College District & Shasta-Tehama-Trinity Joint Community College District); Series 2001 A, RB (INS - NATL)(a)	5.63%	04/01/2026	430	430,843
California (State of) Community College Financing Authority (NCCD - Orange Coast Properties LLC - Orange Coast College); Series 2018, RB	5.00%	05/01/2033	600	623,171
California (State of) County Tobacco Securitization Agency;
Series 2007 A, RB	5.00%	06/01/2036	4,375	4,246,794
Series 2007 B, RB	5.10%	06/01/2028	145	144,593
Series 2014, Ref. RB	4.00%	06/01/2029	1,795	1,796,883
Series 2020 B-1, Ref. RB	4.00%	06/01/2049	375	370,998
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	325	330,376
Series 2002, RB	6.00%	06/01/2042	4,735	4,813,322
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.); Series 2002, RB	6.00%	06/01/2035	3,000	3,002,203
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.); Series 2020 B-1, Ref. RB	5.00%	06/01/2049	7,940	8,011,456
California (State of) County Tobacco Securitization Agency (Sonoma County Securitization Corp.); Series 2020, Ref. RB	5.00%	06/01/2049	975	984,279

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	$185	$185,005
California (State of) Educational Facilities Authority (Loma Linda University); Series 2017 A, Ref. RB	5.00%	04/01/2030	710	752,284
California (State of) Educational Facilities Authority (Santa Clara University); Series 2015, Ref. RB	5.00%	04/01/2039	6,035	6,220,622
California (State of) Educational Facilities Authority (Southwestern University); Series 2003, Ref. RB	5.00%	11/01/2023	30	30,014
California (State of) Health Facilities Financing Authority (Cedars-Sinai Medical Center); Series 2015, Ref. RB	5.00%	11/15/2032	1,750	1,850,998
California (State of) Health Facilities Financing Authority (City of Hope);
Series 2012 A, RB	5.00%	11/15/2032	4,275	4,243,089
Series 2012 A, RB	5.00%	11/15/2035	12,280	11,990,991
Series 2012 A, RB	5.00%	11/15/2039	4,905	4,610,471
California (State of) Health Facilities Financing Authority (Commonspirit Health); Series 2020 A, Ref. RB	4.00%	04/01/2040	2,500	2,367,661
California (State of) Health Facilities Financing Authority (El Camino Hospital);
Series 2015 A, Ref. RB	5.00%	02/01/2032	1,750	1,811,455
Series 2015 A, Ref. RB	5.00%	02/01/2033	3,000	3,103,305
California (State of) Health Facilities Financing Authority (Gateways Hospital and Mental Health Center);
Series 2011 B, RB (INS - Cal-Mortgage)(a)	4.30%	12/01/2023	15	15,012
Series 2011 B, RB (INS - Cal-Mortgage)(a)	4.45%	12/01/2024	10	10,009
California (State of) Health Facilities Financing Authority (Providence Health & Services);
Series 2014 A, RB	5.00%	10/01/2029	500	515,859
Series 2014 A, RB	5.00%	10/01/2038	3,420	3,465,451
California (State of) Health Facilities Financing Authority (San Fernando Valley Community Mental Health Center, Inc.); Series 1998 A, RB (INS - NATL)(a)	5.25%	06/01/2023	5	5,001
California (State of) Health Facilities Financing Authority (St. Joseph Health System); Series 2013 A, RB(b)(c)	5.00%	07/01/2023	500	503,029
California (State of) Health Facilities Financing Authority (Stanford Health Care); Series 2017 A, Ref. RB	4.00%	11/15/2040	3,000	2,964,085
California (State of) Health Facilities Financing Authority (Sutter Health);
Series 2017 A, Ref. RB	5.00%	11/15/2032	1,800	1,956,934
Series 2017 A, Ref. RB	5.00%	11/15/2033	3,000	3,250,852
Series 2017 A, Ref. RB	5.00%	11/15/2035	1,500	1,606,423
Series 2017 A, Ref. RB	5.00%	11/15/2037	4,490	4,752,893
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	4,737	4,720,215
California (State of) Infrastructure & Economic Development Bank; Series 2020, RB(c)(d)(e)	3.65%	01/31/2024	2,000	1,992,677
California (State of) Infrastructure & Economic Development Bank (Academy Motion Picture Arts & Sciences Obligated Group); Series 2015 A, Ref. RB	5.00%	11/01/2041	6,100	6,139,413
California (State of) Infrastructure & Economic Development Bank (California Science Center Phase II);
Series 2016 A, Ref. RB	5.00%	05/01/2027	1,505	1,605,743
Series 2016 A, Ref. RB	5.00%	05/01/2028	775	829,875
Series 2016 A, Ref. RB	5.00%	05/01/2029	910	976,040
Series 2016 A, Ref. RB	5.00%	05/01/2030	740	794,618
Series 2016 A, Ref. RB	5.00%	05/01/2031	910	978,539
California (State of) Infrastructure & Economic Development Bank (Segerstrom Center for the Arts); Series 2016, Ref. RB	5.00%	07/01/2026	5,000	5,247,267
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	5.00%	06/01/2036	1,000	1,017,181
California (State of) Municipal Finance Authority (Biola University);
Series 2013, RB(b)(c)	5.00%	10/01/2023	465	469,699
Series 2013, RB(b)(c)	5.00%	10/01/2023	335	338,385
California (State of) Municipal Finance Authority (CHF-Davis I, LLC - West Village Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2033	6,385	6,874,176
Series 2018, RB	5.00%	05/15/2037	2,500	2,564,622
California (State of) Municipal Finance Authority (CHF-Riverside I, LLC - UCR Dundee-Glasgow Student Housing);
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2032	2,120	2,287,610
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2033	2,000	2,151,085
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2034	1,260	1,350,300
Series 2018, RB (INS - BAM)(a)	5.00%	05/15/2036	1,900	2,009,864
California (State of) Municipal Finance Authority (CHF-Riverside II, LLC - UCR North District Phase I Student Housing); Series 2019, RB (INS - BAM)(a)	5.00%	05/15/2040	3,080	3,221,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Municipal Finance Authority (Community Medical Centers);
Series 2017 A, Ref. RB	5.00%	02/01/2028	$3,000	$3,169,386
Series 2017 A, Ref. RB	5.00%	02/01/2029	3,400	3,600,915
Series 2017 A, Ref. RB	5.00%	02/01/2030	3,500	3,709,456
Series 2017 A, Ref. RB	5.00%	02/01/2031	2,000	2,117,949
Series 2017 A, Ref. RB	5.00%	02/01/2032	1,500	1,585,826
California (State of) Municipal Finance Authority (Eisenhower Medical Centers); Series 2017 A, Ref. RB	5.00%	07/01/2030	2,155	2,269,439
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	40	40,042
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(e)	5.00%	12/31/2033	8,385	8,781,992
Series 2018 A, RB(e)	5.00%	12/31/2034	6,500	6,758,140
Series 2018, RB(e)	5.00%	12/31/2035	2,700	2,781,965
California (State of) Municipal Finance Authority (NorthBay Healthcare Group);
Series 2015, RB	5.00%	11/01/2030	440	446,995
Series 2015, RB	5.00%	11/01/2035	1,100	1,112,011
Series 2017 A, RB	5.00%	11/01/2028	1,000	1,036,757
Series 2017 A, RB	5.25%	11/01/2029	750	783,987
California (State of) Municipal Finance Authority (San Bernardino Municipal Water Department Water Facilities);
Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/01/2033	1,580	1,685,592
Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/01/2035	1,715	1,817,354
California (State of) Municipal Finance Authority (United Airlines, Inc.); Series 2019, RB(e)	4.00%	07/15/2029	1,100	1,053,882
California (State of) Pollution Control Financing Authority;
Series 2012, RB(d)(e)	5.00%	07/01/2030	5,000	5,021,872
Series 2012, RB(d)(e)	5.00%	11/21/2045	10,000	10,011,755
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds); Series 2017, RB(d)(e)(f)	7.50%	07/01/2032	4,000	200,000
Series 2020, RB (Acquired 10/06/2020; Cost $601,778)(d)(e)(f)(g)	7.50%	07/01/2032	630	81,900
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(d)	5.00%	07/01/2039	1,500	1,526,448
California (State of) Pollution Control Financing Authority (Southern California Water Co.); Series 1996 A, RB (INS - NATL)(a)(e)	5.50%	12/01/2026	1,030	1,054,911
California (State of) Public Finance Authority (California Crosspoint Academy); Series 2020 A, RB(d)	4.25%	07/01/2030	1,415	1,281,495
California (State of) Public Finance Authority (California University of Science and Medicine); Series 2019 A, RB(d)	6.25%	07/01/2054	7,000	7,428,970
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(d)	2.13%	11/15/2027	1,000	934,210
Series 2021, RB(d)	3.13%	05/15/2029	1,000	881,864
Series 2021, RB(d)	5.00%	11/15/2036	500	468,790
California (State of) Public Finance Authority (Trinity Classical Academy); Series 2019 A, RB(d)	5.00%	07/01/2036	600	577,355
California (State of) Public Works Board (California Community Colleges); Series 2004 B, RB	5.13%	06/01/2025	15	15,026
Series 2004 B, RB	5.13%	06/01/2029	45	45,074
Series 2005 E, RB (INS - BHAC)(a)	5.00%	10/01/2024	50	50,078
Series 2007 B, RB (INS - NATL)(a)	4.25%	03/01/2026	5	5,005
Series 2007 B, RB (INS - NATL)(a)	5.00%	03/01/2027	50	50,085
California (State of) Public Works Board (Coalinga State); Series 2013 E, RB	5.00%	06/01/2029	700	703,350
California (State of) Public Works Board (Department of Mental Health); Series 2003 B, RB	5.25%	04/01/2023	5	5,008
California (State of) Public Works Board (Green Bonds); Series 2021, RB	4.00%	11/01/2041	2,115	2,088,932
California (State of) Public Works Board (Judicial Council of California); Series 2013 A, RB	5.00%	03/01/2026	875	876,454
California (State of) Public Works Board (Various Capital); Series 2013 I, RB	5.00%	11/01/2029	100	101,290
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(d)	5.50%	07/01/2027	920	909,828
California (State of) School Finance Authority (HTH Learning); Series 2017 A, Ref. RB(d)	5.00%	07/01/2032	1,705	1,678,683
California (State of) Statewide Communities Development Authority;
Series 2020 B, RB	4.00%	09/02/2023	105	104,813
Series 2020 B, RB	4.00%	09/02/2024	110	109,272
Series 2020 B, RB	4.00%	09/02/2025	115	114,047
Series 2020 B, RB	4.00%	09/02/2026	115	114,119
California (State of) Statewide Communities Development Authority (Enloe Medical Center); Series 2015, Ref. RB(b)(c)	5.00%	02/15/2026	2,875	3,045,448

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Statewide Communities Development Authority (Eskaton Properties, Inc.); Series 2012, RB	5.25%	11/15/2034	$1,000	$999,946
California (State of) Statewide Communities Development Authority (Front Porch Communities & Services); Series 2017 A, Ref. RB	5.00%	04/01/2031	175	182,936
California (State of) Statewide Communities Development Authority (Heritage Park at Cathedral City Apartments); Series 2002 NN-1, RB (INS - AMBAC)(a)(e)	5.20%	06/01/2036	795	795,832
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center); Series 2014, RB	5.25%	12/01/2034	3,000	3,054,339
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(d)	5.00%	07/01/2029	900	874,743
California (State of) Statewide Communities Development Authority (Statewide Community Infrastructure Program); Series 2015, Ref. RB	5.00%	09/02/2035	3,515	3,599,090
Series 2021 C1, RB	2.25%	09/02/2026	1,575	1,392,036
California (State of) Statewide Communities Development Authority (University of California - Irvine East Campus Apartments - CHF-Irvine, LLC); Series 2016, Ref. RB	5.00%	05/15/2030	1,500	1,548,649
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2002 A, RB	6.00%	05/01/2037	2,720	2,767,408
California State University; Series 2015 A, Ref. RB	5.00%	11/01/2043	1,700	1,766,716
Series 2019 A, RB	4.00%	11/01/2041	3,480	3,428,171
Calimesa (City of), CA Community Facilities District No. 2018-1 (Summerwind Trails); Series 2020, RB	4.00%	09/01/2037	415	391,378
Carlsbad (City of), CA Housing & Redevelopment Commission; Series 1993, RB (INS - NATL)(a)	5.30%	09/01/2023	5	5,037
Cathedral (City of), CA Redevelopment Agency Successor Agency (Merged Redevelopment); Series 2021 A, Ref. RB (INS - BAM)(a)	4.00%	08/01/2034	1,000	1,018,514
Series 2021 A, Ref. RB (INS - BAM)(a)	4.00%	08/01/2035	200	203,858
Cerritos (City of), CA Public Financing Authority; Series 2002 A, RB (INS - AMBAC)(a)	4.55%	11/01/2024	5	5,003
Cerritos Community College District; Series 2014 A, GO Bonds	4.00%	08/01/2044	5,850	5,645,007
Chino (City of), CA Public Financing Authority;
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2028	1,230	1,298,998
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2029	1,280	1,355,358
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2030	900	955,029
Series 2015 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2031	950	1,004,148
Colton (City of), CA Public Financing Authority; Series 2007 A, RB (INS - AMBAC)(a)	4.70%	04/01/2032	15	15,021
Compton (City of), CA; Series 1998, Ref. RB (INS - NATL)(a)	5.38%	09/01/2023	60	60,045
Dixon (City of), CA Improvement Area No. 1 (Community Facilities District No. 2013-1); Series 2019, RB	5.00%	09/01/2044	2,645	2,696,299
Downey (City of), CA Community Development Commission; Series 1997, Ref. RB (INS - NATL)(a)	5.13%	08/01/2028	40	40,250
El Dorado (County of), CA (Community Facilities District No. 1992-1 - El Dorado Hills Development); Series 2012, Ref. RB	5.00%	09/01/2026	620	620,913
Series 2012, Ref. RB	5.00%	09/01/2027	790	791,164
El Monte Union High School District; Series 2019 A, GO Bonds	4.00%	06/01/2037	1,440	1,457,609
Fontana (City of), CA (Community Facilities District No. 80);
Series 2017, RB	5.00%	09/01/2026	290	303,341
Series 2017, RB	5.00%	09/01/2029	175	185,675
Fresno (City of), CA; Series 2013 B, Ref. RB(e)	5.00%	07/01/2023	690	692,763
Fresno (City of), CA Joint Powers Financing Authority (Master Lease);
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2030	675	736,691
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2031	1,000	1,089,528
Series 2017 A, Ref. RB (INS - AGM)(a)	5.00%	04/01/2032	500	544,394
Glendale (City of), CA; Series 2013, RB	5.00%	02/01/2039	4,000	4,019,238
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB(b)(c)	5.00%	06/01/2027	6,560	7,159,661
Series 2017 A-1, Ref. RB(b)(c)	5.00%	06/01/2027	2,090	2,281,050
Series 2017 A-1, Ref. RB(b)	5.00%	06/01/2027	1,850	2,019,112
Hawthorne (City of), CA Community Redevelopment Agency Successor Agency (Community Facilities District No. 1999-1); Series 2010, Ref. RB	6.13%	10/01/2025	2,040	2,043,882

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Hemet Unified School District;
Series 2021, Ref. RB	4.00%	09/01/2026	$225	$224,357
Series 2021, Ref. RB	4.00%	09/01/2028	255	255,584
Series 2021, Ref. RB	4.00%	09/01/2032	335	333,320
Series 2021, Ref. RB	4.00%	09/01/2035	400	387,577
Series 2021, Ref. RB	4.00%	09/01/2036	200	190,958
Hollister (City of), CA Redevelopment Agency Successor Agency (Hollister Community Development); Series 2014, Ref. RB (INS - BAM)(a)	5.00%	10/01/2031	1,675	1,737,391
Huntington Beach (City of), CA (Community Facilities District No. 2002-1 - Improvement Area A - McDonnell Centre Business Park); Series 2002 A, RB	6.25%	09/01/2027	20	20,278
Huntington Beach (City of), CA (Community Facilities District No. 2003-1 - Huntington Center);
Series 2013, Ref. RB	5.25%	09/01/2025	1,055	1,056,353
Series 2013, Ref. RB	5.25%	09/01/2026	1,115	1,116,546
Series 2013, Ref. RB	5.38%	09/01/2033	1,200	1,209,911
Huntington Beach (City of), CA Redevelopment Agency; Series 1999, Ref. RB (INS - AGM)(a)	5.00%	08/01/2024	5	5,009
Imperial (City of), CA Public Financing Authority (Water Facility); Series 2012, RB	5.00%	10/15/2026	2,735	2,739,029
Imperial Irrigation District; Series 2017, Ref. RB	4.00%	11/01/2037	6,070	6,118,433
Inland Empire Tobacco Securitization Corp.; Series 2019, Ref. RB	3.68%	06/01/2038	7,435	6,887,809
Inland Valley Development Agency; Series 2014 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2044	5,000	5,049,343
Irvine (City of), CA (Reassessment District No. 13-1); Series 2013, RB	5.00%	09/02/2025	710	716,700
Irvine (City of), CA Community Facilities District No. 2013-3 (Great Park Improvement Area No. 1);
Series 2014, RB	5.00%	09/01/2039	2,000	2,019,404
Series 2014, RB	5.00%	09/01/2044	500	503,000
Jurupa (City of), CA Public Financing Authority; Series 2014 A, Ref. RB	5.00%	09/01/2042	1,000	1,017,427
Jurupa Community Services District;
Series 2021 A, RB	4.00%	09/01/2031	100	99,594
Series 2021 A, RB	4.00%	09/01/2033	100	98,961
Series 2021 A, RB	4.00%	09/01/2034	165	162,140
Series 2021 A, RB	4.00%	09/01/2036	180	170,809
Series 2021 A, RB	4.00%	09/01/2038	385	355,948
Series 2021 A, RB	4.00%	09/01/2039	135	123,746
Series 2021 A, RB	4.00%	09/01/2040	140	126,451
La Mesa (City of), CA (Assessment District No. 98-1); Series 1998, RB	5.75%	09/02/2023	10	10,092
Long Beach (City of), CA; Series 2015, RB	5.00%	05/15/2027	850	872,215
Long Beach (City of), CA (Community Facilities District No. 6); Series 2002, RB	6.25%	10/01/2026	25	25,050
Long Beach (City of), CA Bond Finance Authority; Series 2007 A, RB	5.25%	11/15/2023	1,435	1,444,578
Series 2007 A, RB	5.50%	11/15/2037	100	108,827
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	30	30,060
Los Angeles (City of), CA Department of Airports;
Series 2015 A, RB(e)	4.75%	05/15/2040	8,500	8,569,214
Series 2015 C, Ref. RB	5.00%	05/15/2038	4,240	4,375,254
Series 2018 B, Ref. RB(e)	5.00%	05/15/2034	1,000	1,066,434
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2013 A, RB(e)	5.00%	05/15/2038	19,750	19,777,652
Series 2018 A, RB(e)	5.25%	05/15/2038	3,565	3,765,271
Series 2018 D, Ref. RB(e)	5.00%	05/15/2030	9,000	9,740,004
Los Angeles (City of), CA Department of Water & Power; Series 2017 A, RB	5.00%	07/01/2042	5,000	5,261,148
Los Angeles (County of), CA Metropolitan Transportation Authority; Series 2013 B, RB	4.38%	07/01/2037	500	501,553
Los Angeles (County of), CA Metropolitan Transportation Authority (Green Bonds); Series 2020 A, RB	4.00%	06/01/2035	1,000	1,051,931
Los Angeles (Port of), CA;
Series 2014 A, Ref. RB(e)	5.00%	08/01/2030	2,000	2,051,811
Series 2014 A, Ref. RB(e)	5.00%	08/01/2031	1,250	1,281,956
Series 2014 A, Ref. RB(e)	5.00%	08/01/2032	1,745	1,788,697
Series 2014 A, Ref. RB(e)	5.00%	08/01/2033	1,895	1,940,998
Series 2014 A, Ref. RB(e)	5.00%	08/01/2034	2,470	2,526,030
Madera (County of), CA (Valley Children’s Hospital);
Series 1995, COP (INS - NATL)(a)	5.75%	03/15/2028	455	468,624
Series 1998, COP (INS - NATL)(a)	5.00%	03/15/2023	225	225,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued) Manteca Unified School District (Community Facilities District No. 1989-2); Series 2013 F, RB (INS - AGM)(a)	5.00%	09/01/2027	$ 1,285	$ 1,296,419
Marina (City of), CA Redevelopment Agency Successor Agency;
Series 2018 A, RB	5.00%	09/01/2033	340	359,229
Series 2018 B, RB	5.00%	09/01/2033	250	264,201
Modesto (City of), CA (Golf Course); Series 1993 B, COP (INS - NATL)(a)	5.00%	11/01/2023	65	64,613
Mountain House Public Financing Authority (Green Bonds);
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2036	310	313,405
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2037	495	497,594
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2038	555	556,591
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2039	470	464,832
Series 2020 A, RB (INS - BAM)(a)	4.00%	12/01/2040	600	593,247
Series 2020 B, RB (INS - BAM)(a)	4.00%	12/01/2035	1,000	1,020,889
Mountain View (City of), CA; Series 2004 A, RB (INS - NATL)(a)	4.50%	06/01/2026	10	10,014
Mt. San Jacinto Community College District (Election of 2014); Series 2018 B, GO Bonds	4.00%	08/01/2043	5,000	4,935,460
Napa Valley Unified School District; Series 2016 C, Ref. GO Bonds	5.00%	08/01/2041	300	314,775
Natomas Unified School District;
Series 2014, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/01/2026	760	765,347
Series 2020 A, GO Bonds (INS - AGM)(a)	4.00%	08/01/2045	4,000	3,848,144
Northern California Energy Authority; Series 2018 A, RB(c)	4.00%	07/01/2024	5,000	5,004,816
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	1,410	1,339,497
Oakland Unified School District (County of Alameda); Series 2016, Ref. GO Bonds (INS - BAM)(a)	5.00%	08/01/2030	5,000	5,380,830
Oceanside (City of), CA (Community Facilities District No. 200-1 - Ocean Ranch Corporate Centre);
Series 2013 A, Ref. RB	5.00%	09/01/2026	685	689,958
Series 2013 A, Ref. RB	5.00%	09/01/2027	745	750,522
Series 2013 A, Ref. RB	5.00%	09/01/2028	805	811,045
Oxnard (City of), CA Financing Authority; Series 2014, Ref. RB (INS - AGM)(a)	5.00%	06/01/2029	2,000	2,042,427
Palm Desert (City of), CA;
Series 2021 A, Ref. RB	3.00%	09/01/2023	270	267,673
Series 2021 A, Ref. RB	3.00%	09/01/2024	280	272,807
Series 2021 A, Ref. RB	4.00%	09/01/2025	290	288,812
Palm Springs Unified School District;
Series 2014, Ref. GO Bonds	4.00%	08/01/2033	1,155	1,161,890
Series 2014, Ref. GO Bonds	4.00%	08/01/2035	1,095	1,099,530
Palo Alto (City of), CA; Series 1999 A, Ref. RB (INS - AMBAC)(a)	5.25%	06/01/2024	10	10,076
Palomar Health;
Series 2016, Ref. RB	5.00%	11/01/2031	1,625	1,690,464
Series 2016, Ref. RB	5.00%	11/01/2036	1,845	1,880,350
Series 2016, Ref. RB	5.00%	11/01/2039	6,320	6,386,179
Perris Elementary School District (Election of 2014);
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2027	185	191,839
Series 2014 A, GO Bonds (INS - BAM)(a)	6.00%	08/01/2028	205	212,578
Perris Union High School District; Series 2019 A, GO Bonds (INS - AGM)(a)	4.00%	09/01/2040	2,000	1,982,201
Poway Unified School District Public Financing Authority;
Series 2013, RB(b)(c)	5.00%	09/15/2023	845	853,578
Series 2013, RB(b)(c)	5.00%	09/15/2023	1,175	1,186,927
Rancho Cucamonga (City of), CA (Community Facilities District No. 2003-01 - Improvement Area No. 1); Series 2013, Ref. RB	5.75%	09/01/2028	1,800	1,803,483
Rancho Mirage (City of), CA (Reassessment District No. R22-85); Series 2002, Ref. RB	5.75%	09/02/2026	20	20,206
Rancho Mirage (City of), CA (Reassessment District No. R25-90); Series 1998, Ref. RB	5.50%	09/02/2024	5	5,033
Redlands (City of), CA (Community Facilities District No. 2003-1 - Redlands Business Center); Series 2004, RB	5.85%	09/01/2033	10	10,106
Redwood City (City of), CA (Community Facilities District No. 99-1); Series 2012, Ref. RB	5.00%	09/01/2029	690	690,898
Regents of the University of California Medical Center; Series 2013 J, RB(b)(c)	5.00%	05/15/2023	6,050	6,072,339
Richmond (City of), CA Joint Powers Financing Authority; Series 2016, RB	5.50%	11/01/2029	5,385	5,670,583
Riverside (City of), CA (Community Facilities District No. 2006-1); Series 2013, RB	5.25%	09/01/2043	500	501,838
Riverside (City of), CA (Riverwalk Auto Center Assessment District);
Series 2012, Ref. RB	5.00%	09/02/2023	315	316,802
Series 2012, Ref. RB	5.00%	09/02/2024	335	337,020

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Riverside (City of), CA (Riverwalk Business Center Assessment District); Series 2004, RB	6.25%	09/02/2029	$200	$203,011
Riverside (City of), CA Public Financing Authority;
Series 2012 A, Ref. RB	5.00%	11/01/2027	1,640	1,644,993
Series 2012 A, Ref. RB	5.00%	11/01/2028	1,155	1,158,497
Riverside (County of), CA Community Facilities District No. 04-2 (Lake Hills Crest); Series 2012, Ref. RB	5.00%	09/01/2028	450	453,557
Riverside (County of), CA Community Facilities District No. 05-8 (Scott Road); Series 2013, RB	5.00%	09/01/2042	3,000	3,000,955
Riverside Unified School District (Community Facilities District No. 32);
Series 2020, RB	4.00%	09/01/2034	500	490,439
Series 2020, RB	4.00%	09/01/2037	500	470,018
Series 2020, RB	4.00%	09/01/2040	350	317,284
Riverside Unified School District (Community Facilities District No. 33);
Series 2021, RB	4.00%	09/01/2035	295	282,535
Series 2021, RB	4.00%	09/01/2036	305	288,638
Series 2021, RB	4.00%	09/01/2037	320	298,105
Series 2021, RB	4.00%	09/01/2038	330	303,651
Series 2021, RB	4.00%	09/01/2039	345	313,735
Series 2021, RB	4.00%	09/01/2040	190	170,250
Romoland School District Community Facilities No. 2004-1;
Series 2013, RB	5.00%	09/01/2025	365	367,093
Series 2013, RB	5.00%	09/01/2026	440	442,816
Series 2013, RB	5.00%	09/01/2027	405	407,683
Series 2013, RB	5.00%	09/01/2028	500	503,386
Roseville (City of), CA (Villages at Sierra Vista Community Facilities District No. 1 - Public Facilities);
Series 2020, RB	4.00%	09/01/2033	235	233,746
Series 2020, RB	4.00%	09/01/2035	275	267,755
Series 2020, RB	4.00%	09/01/2037	320	302,763
Roseville (City of), CA Natural Gas Financing Authority;
Series 2007, RB	5.00%	02/15/2024	265	266,536
Series 2007, RB	5.00%	02/15/2025	100	101,192
Sacramento (City of), CA (2019 Sacramento Tourism Infrastructure District - Convention Center Ballroom);
Series 2019, RB	4.00%	06/01/2034	1,265	1,295,978
Series 2019, RB	4.00%	06/01/2037	1,760	1,757,552
Sacramento (City of), CA Area Flood Control Agency; Series 2014, RB (INS - BAM)(a)	5.00%	10/01/2039	1,900	1,925,463
Sacramento (City of), CA Financing Authority (Westlake and Regency Park);
Series 2013 A, Ref. RB	5.00%	09/01/2024	1,840	1,841,466
Series 2013 A, Ref. RB	5.00%	09/01/2025	850	850,640
Series 2013 A, Ref. RB (INS - AGM)(a)	5.00%	09/01/2026	785	785,608
Series 2013 A, Ref. RB	5.00%	09/01/2027	455	455,343
Sacramento (City of), CA Municipal Utility District; Series 2015, Ref. RB	5.00%	07/01/2030	1,235	1,306,985
Sacramento (County of), CA;
Series 1991 A, RB(b)(e)	7.25%	10/01/2023	255	257,437
Series 2018 C, Ref. RB(e)	5.00%	07/01/2037	6,000	6,250,080
Sacramento (County of), CA (Juvenile Courthouse); Series 2003, COP (INS - AMBAC)(a)	5.00%	12/01/2023	430	430,572
Sacramento (County of), CA Housing Authority; Series 2002 C, RB (INS - AMBAC)(a)(e)	5.25%	06/01/2027	215	211,376
Sacramento (County of), CA Public Financing Authority; Series 2003 A, RB (INS - NATL)(a)	5.13%	12/01/2028	15	15,027
Salinas (City of), CA Redevelopment Agency; Series 1996 A, RB (INS - AGM)(a)	5.50%	11/01/2023	45	45,078
San Bernardino (City of), CA Joint Powers Financing Authority;
Series 1999, Ref. COP (INS - NATL)(a)	5.50%	09/01/2024	130	130,234
Series 2005 A, Ref. RB (INS - AGM)(a)	5.75%	10/01/2023	180	182,412
Series 2005 B, Ref. RB (INS - AGM)(a)	5.75%	10/01/2023	70	70,938
San Bernardino (City of), CA Redevelopment Agency Successor Agency; Series 1995, RB(e)	7.88%	07/01/2025	10	10,056
San Bernardino (County of), CA Redevelopment Agency Successor Agency (San Sevaine Redevelopment); Series 2016 B, Ref. RB (INS - AGM)(a)	5.00%	09/01/2028	285	299,647
San Bernardino County Transportation Authority; Series 2014 A, RB	5.25%	03/01/2040	9,045	9,225,421
San Carlos School District (Election of 2012); Series 2013, GO Bonds	5.00%	10/01/2028	120	121,261

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Clemente (City of), CA;
Series 2021, Ref. RB	4.00%	09/01/2026	$100	$99,843
Series 2021, Ref. RB	4.00%	09/01/2027	100	100,151
Series 2021, Ref. RB	4.00%	09/01/2028	100	100,475
Series 2021, Ref. RB	4.00%	09/01/2029	100	100,389
Series 2021, Ref. RB	4.00%	09/01/2030	100	99,676
San Diego (City of), CA (Assessment District No. 4096);
Series 2013, Ref. RB	5.00%	09/02/2023	175	175,872
Series 2013, Ref. RB	5.00%	09/02/2024	185	185,979
Series 2013, Ref. RB	5.00%	09/02/2025	190	191,115
Series 2013, Ref. RB	5.13%	09/02/2026	205	206,487
Series 2013, Ref. RB	5.13%	09/02/2027	215	216,661
Series 2013, Ref. RB	5.25%	09/02/2028	225	226,965
Series 2013, Ref. RB	5.38%	09/02/2029	240	242,293
Series 2013, Ref. RB	5.38%	09/02/2030	250	252,105
Series 2013, Ref. RB	5.50%	09/02/2031	260	262,353
Series 2013, Ref. RB	5.50%	09/02/2032	280	282,496
San Diego (City of), CA Community Facilities District No. 3;
Series 2013, Ref. RB	5.00%	09/01/2025	545	548,634
Series 2013, Ref. RB	5.00%	09/01/2027	610	614,641
Series 2013, Ref. RB	5.00%	09/01/2028	640	644,964
Series 2013, Ref. RB	5.00%	09/01/2030	720	724,920
San Diego (City of), CA Public Facilities Financing Authority (Capital Improvement);
Series 2015 A, RB	5.00%	10/15/2033	1,250	1,310,862
Series 2015 A, RB	5.00%	10/15/2034	1,000	1,048,810
San Diego (City of), CA Redevelopment Agency (Centre City Redevelopment); Series 2003 B, RB	5.25%	09/01/2026	75	75,127
San Diego (County of), CA Regional Airport Authority;
Series 2013 B, RB(b)(c)(e)	5.00%	07/01/2023	1,520	1,527,696
Series 2017 B, RB(e)	5.00%	07/01/2037	1,000	1,032,923
Series 2020, Ref. RB	5.00%	07/01/2040	2,000	2,140,921
San Diego (County of), CA Water Authority; Series 1998 A, COP (INS - NATL)(a)	4.75%	05/01/2028	95	95,152
San Francisco (City & County of), CA;
Series 2015 A, COP	5.00%	04/01/2029	700	701,353
Series 2015 R-1, Ref. COP	4.00%	09/01/2032	2,105	2,117,445
Series 2015 R-1, Ref. COP	4.00%	09/01/2035	4,090	4,104,515
Series 2015 R1, Ref. GO Bonds	4.00%	06/15/2030	100	100,402
San Francisco (City & County of), CA (Bayshore Hester Assessment District No. 95-1); Series 1996, RB	6.85%	09/02/2026	15	15,678
San Francisco (City & County of), CA (Moscone Convention Center Expansion); Series 2017 B, COP	4.00%	04/01/2042	2,250	2,191,584
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2014 A, RB(e)	5.00%	05/01/2039	4,500	4,514,641
Series 2014 A, RB(e)	5.00%	05/01/2040	575	576,408
Series 2014 A, RB(e)	5.00%	05/01/2044	10,000	10,003,720
Series 2016 B, RB(e)	5.00%	05/01/2041	5,000	5,089,298
Series 2018 D, RB(e)	5.00%	05/01/2043	8,000	8,191,746
Series 2019 A, RB(e)	5.00%	05/01/2037	8,000	8,383,964
San Francisco (City & County of), CA Infrastructure & Revitalization Financing District No. 1;
Series 2022 A, RB(d)	5.00%	09/01/2027	360	371,049
Series 2022 A, RB(d)	5.00%	09/01/2032	400	424,716
Series 2022 B, RB(d)	5.00%	09/01/2032	480	508,116
San Francisco (City & County of), CA Public Utilities Commission;
Series 2021 B, RB	4.00%	11/01/2043	1,355	1,341,717
Series 2021 B, RB	4.00%	11/01/2044	1,465	1,448,658
San Francisco (City & County of), CA Successor Agency to the Redevelopment Agency Community Facilities District No. 6 (Mission Bay South Public Improvements);
Series 2013 A, Ref. RB	5.00%	08/01/2023	500	500,547
Series 2013 A, Ref. RB	5.00%	08/01/2033	500	504,142
Series 2013 C, RB(h)	0.00%	08/01/2036	1,245	582,609
San Francisco Bay Area Rapid Transit District; Series 2019 A, RB	4.00%	07/01/2039	2,075	2,091,032
San Jacinto (City of), CA Community Facilities District No. 2002-1; Series 2016, Ref. RB	5.00%	09/01/2026	925	967,554
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Jose (City of), CA;
Series 2017 A, Ref. RB(e)	5.00%	03/01/2035	$500	$520,371
Series 2017 A, Ref. RB(e)	5.00%	03/01/2036	1,000	1,035,159
Series 2017 A, Ref. RB(e)	5.00%	03/01/2037	1,250	1,289,262
San Jose (City of), CA (El Parador Apartments); Series 2000 A, RB(e)	6.10%	01/01/2031	25	25,003
San Jose (City of), CA (Orvieto Family Apartments); Series 2010 B-1, RB	4.75%	08/01/2029	1,810	1,812,410
San Luis Obispo (County of), CA (Paso Robles Courthouse); Series 2007, COP (INS - AGM)(a)	4.25%	10/15/2026	10	10,011
Santa Clara (County of), CA Financing Authority; Series 2018 A, RB	4.00%	04/01/2043	3,670	3,583,801
Santa Clara (County of), CA Housing Authority;
Series 2001 A, RB(e)	5.85%	08/01/2031	1,515	1,518,874
Series 2010 A-1, RB (CEP - FHLMC)	4.75%	11/01/2027	1,430	1,430,616
Santa Clarita (City of), CA Community Facilities District No. 2002-1 (Valencia Town Center);
Series 2012, Ref. RB	5.00%	11/15/2023	635	635,500
Series 2012, Ref. RB	5.00%	11/15/2024	325	325,300
Series 2012, Ref. RB	5.00%	11/15/2025	925	925,960
Series 2012, Ref. RB	5.00%	11/15/2027	785	785,884
Series 2012, Ref. RB	5.00%	11/15/2028	1,170	1,171,390
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.63%	09/01/2043	120	120,631
Santa Nella (County of), CA Water District; Series 1998, Ref. RB	6.25%	09/02/2028	15	13,830
Saugus Union School District (Community Facilities District No .2020-1);
Series 2013, Ref. RB	5.00%	09/01/2025	710	714,664
Series 2013, Ref. RB	5.00%	09/01/2026	770	775,611
Series 2013, Ref. RB	5.00%	09/01/2027	830	836,438
Series 2013, Ref. RB	5.00%	09/01/2028	895	902,206
Saugus Union School District Financing Authority;
Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2038	650	650,958
Series 2021 A, RB (INS - BAM)(a)	4.00%	09/01/2041	260	256,060
Selma (City of), CA Redevelopment Agency; Series 2010 A, RB	5.75%	09/01/2024	735	735,842
Simi Valley (City of), CA Community Development Agency (Merged Tapo Canyon & West End Community Development); Series 2003, Ref. RB (INS - NATL)(a)	5.00%	09/01/2030	25	25,055
Sonora Union High School District (Election of 2012); Series 2013 A, GO Bonds (INS -	5.63%	08/01/2029	1,020	1,029,898
South Pasadena (City of), CA; Series 2016, Ref. RB (INS - BAM)(a)	5.00%	10/01/2036	1,115	1,186,731
South San Francisco (City of) CA Public Facilities Financing Authority; Series 2021 A, RB	4.00%	06/01/2040	3,305	3,270,160
South Tahoe Joint Powers Financing Authority (South Tahoe Redevelopment Project Area No. 1); Series 2014, Ref. RB (INS - AGM)(a)	4.00%	10/01/2034	500	503,215
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2037	1,170	1,242,770
Series 2019, Ref. RB	5.00%	06/01/2038	2,000	2,119,043
Series 2019, Ref. RB	5.00%	06/01/2039	1,810	1,910,534
Series 2019, Ref. RB	5.00%	06/01/2048	6,575	6,664,676
Series 2012, Ref. GO Bonds (INS - AGM)(a)
Stockton Unified School District;	5.00%	07/01/2025	1,620	1,622,054
Series 2012, Ref. GO Bonds (INS - AGM)(a)	5.00%	07/01/2026	1,115	1,116,404
Sutter & Butte (Counties of), CA Flood Agency;
Series 2013, RB	5.00%	10/01/2025	300	302,980
Series 2013, RB	5.00%	10/01/2026	415	419,002
Series 2013, RB	5.00%	10/01/2027	700	706,590
Series 2013, RB	5.00%	10/01/2028	1,465	1,478,454
Series 2013, RB	5.00%	10/01/2029	1,490	1,502,654
Tejon Ranch Public Facilities Finance Authority (Community Facilities District No. 2008-1);
Series 2012 A, Ref. RB	5.00%	09/01/2032	1,500	1,502,860
Series 2012 B, RB	5.00%	09/01/2032	1,500	1,502,860
Three Rivers Levee Improvement Authority (Community Facilities District No. 2006-1);
Series 2021, Ref. RB	4.00%	09/01/2026	220	219,300
Series 2021, Ref. RB	4.00%	09/01/2028	260	260,596
Series 2021, Ref. RB	4.00%	09/01/2030	300	298,262
Series 2021, Ref. RB	4.00%	09/01/2032	100	98,492

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
Tracy (City of), CA Community Facilities District No. 93-1 (I-205 Parcel GL-17);
Series 1996 A, RB	6.30%	09/01/2026	$20	$20,264
Series 2002, RB	6.25%	09/01/2032	25	25,053
Transbay Joint Powers Authority (Green Bonds); Series 2020 B, RB	2.40%	10/01/2049	865	819,711
Truckee (Town of), CA Donner Public Utility District (Community Facilities District No. 04-1); Series 2004, RB	5.80%	09/01/2035	30	27,762
Tustin (City of), CA Community Facilities District (Tustin Legacy/John Laing Homes);
Series 2013, Ref. RB	5.00%	09/01/2024	420	423,178
Series 2013, Ref. RB	5.00%	09/01/2025	445	448,581
Series 2013, Ref. RB	5.00%	09/01/2026	470	474,004
Series 2013, Ref. RB	5.00%	09/01/2027	490	494,381
Series 2013, Ref. RB	5.00%	09/01/2028	515	519,782
Tustin Unified School District (Community Facilities District No. 97-1); Series 2015, Ref. RB (INS - BAM)(a)	5.00%	09/01/2038	4,155	4,285,659
University of California;
Series 2013 AF, RB(b)(c)	5.00%	05/15/2023	880	883,430
Series 2013 AI, RB(b)(c)	5.00%	05/15/2023	2,700	2,709,969
Series 2013 AI, RB(b)(c)	5.00%	05/15/2023	13,500	13,549,847
Vacaville (City of), CA Redevelopment Agency Successor Agency; Series 2000 A, Ref. RB	6.00%	11/01/2024	65	65,339
Vallejo (City of), CA;
Series 2003 A, RB	6.00%	09/01/2026	25	25,222
Series 2003 A, RB	6.13%	09/01/2034	30	30,313
Victor Elementary School District; Series 2015 B, GO Bonds	5.00%	08/01/2042	2,925	2,974,557
Victorville (City of), CA Redevelopment Agency; Series 2002 A, RB (INS - AGM)(a)	5.13%	12/01/2031	20	20,044
Wasco (City of), CA Public Financing Authority; Series 1994, RB	7.50%	09/15/2023	5	5,012
Western Riverside (County of), CA Water & Wastewater Financing Authority; Series 2013 A-1, Ref. RB	5.00%	09/01/2025	2,335	2,355,520
Whittier (City of), CA (Presbyterian Intercommunity Hospital, Inc.); Series 2014, RB	5.00%	06/01/2044	6,250	6,289,271
William S. Hart Union High School District (Community Facilities District No. 2005-1); Series 2013, Ref. RB	5.00%	09/01/2025	835	840,485
				661,710,135

Puerto Rico–5.65%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	324	324,108
Series 2002, RB	5.50%	05/15/2039	4,275	4,275,248
Corp. Para El Financiamiento Publico de Puerto Rico;
Series 2011, RB	6.00%	08/01/2024	600	15,750
Series 2011, RB	6.00%	08/01/2025	1,400	36,750
Series 2011, RB	6.00%	08/01/2026	3,300	86,625
Series 2011, RB	5.50%	08/01/2031	1,750	45,938
PR Custodial Trust; Series 2003 A, RB	0.00%	03/15/2049	144	5,112
PRHTA Custodial Trust;
Series 2022 G, RB(i)	5.00%	12/06/2049	25	9,318
Series 2022 L, RB(i)	5.25%	12/06/2049	362	122,895
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(h)	0.00%	07/01/2024	56	52,403
Series 2021 A, GO Bonds(h)	0.00%	07/01/2033	215	122,438
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	7,433	7,454,547
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	8,856	8,991,714
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	184	190,372
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	181	189,163
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	176	185,354
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	347	310,918
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	150	131,467
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	129	110,168
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	175	144,681
Subseries 2022, RN(h)	0.00%	11/01/2043	787	339,339
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB (INS - AGC)(a)	6.13%	07/01/2024	20	20,228
Series 2021 B, RB(d)	5.00%	07/01/2025	4,060	4,129,357

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Limited Term California Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	$470	$470,444

Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2023	3,690	3,689,998

Series 2005 RR, RB (INS - NATL)(a)	5.00%	07/01/2024	520	520,491

Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2024	100	100,094

Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	25	25,024

Series 2007 UU, Ref. RB (INS - AGM)(a)	5.00%	07/01/2024	455	458,075

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(e)	6.63%	06/01/2026	2,130	2,163,279

Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	4,057	4,022,716

Series 2018 A-1, RB	4.55%	07/01/2040	4	3,735

Series 2018 A-1, RB(h)	0.00%	07/01/2046	5	1,281

Series 2018 A-1, RB(h)	0.00%	07/01/2051	5	943

Series 2018 A-1, RB	4.75%	07/01/2053	4	3,586

Series 2018 A-1, RB	5.00%	07/01/2058	5	4,639

Series 2019 A-2, RB	4.54%	07/01/2053	46	39,780

Series 2019 A-2, RB	4.78%	07/01/2058	620	554,195

University of Puerto Rico;
Series 2006 P, Ref. RB (INS - NATL)(a)	5.00%	06/01/2024	100	100,115

Series 2006 P, Ref. RB	5.00%	06/01/2024	315	312,810

				39,765,098

Northern Mariana Islands–0.17%
Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds(d)	5.00%	06/01/2030	1,285	1,164,738

Guam–0.16%
Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	1,160	1,114,367

Virgin Islands–0.10%
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note);
Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2023	300	303,312

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2024	90	91,002

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2025	170	171,910

Series 2006, RB (INS - NATL)(a)	5.00%	10/01/2026	125	126,418

				692,642

Total Municipal Obligations (Cost $722,622,529)				704,446,980

U.S. Dollar Denominated Bonds & Notes–0.40%
California–0.40%
CalPlant I LLC;
Series 21A(d)(i)	9.50%	06/05/2023	240	240,000

Series 21B(d)(i)	9.50%	06/05/2023	905	905,000

Series 22A(d)(i)	9.50%	06/05/2023	500	500,000

Series 22B(d)(i)	9.50%	06/05/2023	45	45,000

Series 22C(d)(i)	9.50%	06/05/2023	325	325,000

Series 22X(d)	9.50%	03/31/2023	490	492,651

Series 23A(d)(i)	9.50%	03/31/2023	175	175,000

Series 23B(d)	9.50%	03/31/2023	155	155,000

Total U.S. Dollar Denominated Bonds & Notes (Cost $2,835,000)				2,837,651

TOTAL INVESTMENTS IN SECURITIES(j) –100.52% (Cost $725,457,529)				707,284,631

BORROWINGS–(1.73)%				(12,200,000)

OTHER ASSETS LESS LIABILITIES–1.21%				8,529,111

NET ASSETS–100.00%				$703,613,742

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Limited Term California Municipal Fund

Investment Abbreviations:
AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
BHAC	– Berkshire Hathaway Assurance Corp.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(c)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $43,306,217, which represented 6.15% of the Fund’s Net Assets.

(e)	Security subject to the alternative minimum tax.
(f)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $281,900, which represented less than 1% of the Fund’s Net Assets.

(g)	Restricted security. The aggregate value of these securities at February 28, 2023 was $81,900, which represented less than 1% of the Fund’s Net Assets.
(h)	Zero coupon bond issued at a discount.
(i)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(j)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Build America Mutual Assurance Co.	6.03%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Limited Term California Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $725,457,529)	$707,284,631

Cash	83,219

Receivable for:
Investments sold	686,200

Fund shares sold	403,597

Interest	9,917,392

Investments matured, at value (Cost $1,017,842)	50,000

Investment for trustee deferred compensation and retirement plans	36,489

Other assets	157,399

Total assets	718,618,927

Liabilities:

Payable for:
Borrowings	12,200,000

Investments purchased	1,129,244

Dividends	608,030

Fund shares reacquired	702,467

Accrued fees to affiliates	204,358

Accrued interest expense	41,342

Accrued trustees’ and officers’ fees and benefits	9,206

Accrued other operating expenses	74,049

Trustee deferred compensation and retirement plans	36,489

Total liabilities	15,005,185

Net assets applicable to shares outstanding	$703,613,742

Net assets consist of:

Shares of beneficial interest	$802,270,242

Distributable earnings (loss)	(98,656,500)

$703,613,742

Net Assets:

Class A	$290,093,304

Class C	$26,082,437

Class Y	$382,868,235

Class R6	$4,569,766

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	93,768,106

Class C	8,473,317

Class Y	123,431,651

Class R6	1,479,267

Class A:
Net asset value per share	$3.09

Maximum offering price per share (Net asset value of $3.09 ÷ 97.50%)	$3.17

Class C:
Net asset value and offering price per share	$3.08

Class Y:
Net asset value and offering price per share	$3.10

Class R6:
Net asset value and offering price per share	$3.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Limited Term California Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$22,654,236

Expenses:
Advisory fees	2,967,315

Administrative services fees	104,594

Custodian fees	8,868

Distribution fees:
Class A	760,492

Class C	291,442

Interest, facilities and maintenance fees	435,206

Transfer agent fees – A, C and Y	495,473

Transfer agent fees – R6	439

Trustees’ and officers’ fees and benefits	21,687

Registration and filing fees	61,690

Professional services fees	79,894

Other	14,572

Total expenses	5,241,672

Less: Expense offset arrangement(s)	(530)

Net expenses	5,241,142

Net investment income	17,413,094

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(22,575,767)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(21,799,054)

Net realized and unrealized gain (loss)	(44,374,821)

Net increase (decrease) in net assets resulting from operations	$(26,961,727)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Limited Term California Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$17,413,094	$13,833,683

Net realized gain (loss)	(22,575,767)	(1,703,658)

Change in net unrealized appreciation (depreciation)	(21,799,054)	(12,973,733)

Net increase (decrease) in net assets resulting from operations	(26,961,727)	(843,708)

Distributions to shareholders from distributable earnings:
Class A	(6,304,884)	(7,442,945)

Class C	(383,945)	(604,644)

Class Y	(9,038,338)	(9,547,678)

Class R6	(116,698)	(214,370)

Total distributions from distributable earnings	(15,843,865)	(17,809,637)

Share transactions–net:
Class A	(36,328,493)	34,757,274

Class C	(7,739,299)	(10,358,126)

Class Y	(7,181,503)	81,690,816

Class R6	(1,645,880)	(4,210,637)

Net increase (decrease) in net assets resulting from share transactions	(52,895,175)	101,879,327

Net increase (decrease) in net assets	(95,700,767)	83,225,982

Net assets:
Beginning of year	799,314,509	716,088,527

End of year	$703,613,742	$799,314,509

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Limited Term California Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$3.27	$0.07	$(0.19)	$(0.12)	$(0.06)	$3.09	(3.52)%	$290,093	0.83%		0.83%		0.77%		2.30%		59%
Year ended 02/28/22	3.34	0.06	(0.06)	0.00	(0.07)	3.27	0.04	344,777	0.80		0.80		0.76		1.66		29
Year ended 02/28/21	3.42	0.08	(0.08)	0.00	(0.08)	3.34	0.09	317,908	0.85		0.85		0.79		2.35		27
Seven months ended 02/29/20	3.32	0.05	0.10	0.15	(0.05)	3.42	4.51	255,461	0.84	(d)	0.84	(d)	0.78	(d)	2.60	(d)	13
Year ended 07/31/19	3.16	0.09	0.15	0.24	(0.08)	3.32	7.69	220,719	0.94		0.95		0.82		2.75		36
Year ended 07/31/18	3.15	0.09	0.01	0.10	(0.09)	3.16	3.19	182,533	0.98		0.98		0.85		2.79		20
Class C
Year ended 02/28/23	3.25	0.05	(0.18)	(0.13)	(0.04)	3.08	(3.96)	26,082	1.58		1.58		1.52		1.55		59
Year ended 02/28/22	3.32	0.03	(0.05)	(0.02)	(0.05)	3.25	(0.71)	35,663	1.55		1.55		1.51		0.91		29
Year ended 02/28/21	3.40	0.05	(0.07)	(0.02)	(0.06)	3.32	(0.65)	46,761	1.60		1.60		1.54		1.60		27
Seven months ended 02/29/20	3.31	0.04	0.08	0.12	(0.03)	3.40	3.76	74,037	1.59	(d)	1.59	(d)	1.53	(d)	1.84	(d)	13
Year ended 07/31/19	3.15	0.06	0.16	0.22	(0.06)	3.31	6.91	76,761	1.70		1.71		1.58		1.99		36
Year ended 07/31/18	3.14	0.06	0.01	0.07	(0.06)	3.15	2.43	94,579	1.73		1.73		1.60		2.03		20
Class Y
Year ended 02/28/23	3.28	0.08	(0.19)	(0.11)	(0.07)	3.10	(3.24)	382,868	0.58		0.58		0.52		2.55		59
Year ended 02/28/22	3.35	0.06	(0.05)	0.01	(0.08)	3.28	0.30	412,391	0.55		0.55		0.51		1.91		29
Year ended 02/28/21	3.43	0.09	(0.08)	0.01	(0.09)	3.35	0.35	340,628	0.60		0.60		0.54		2.60		27
Seven months ended 02/29/20	3.33	0.06	0.09	0.15	(0.05)	3.43	4.64	298,245	0.59	(d)	0.59	(d)	0.53	(d)	2.84	(d)	13
Year ended 07/31/19	3.17	0.10	0.15	0.25	(0.09)	3.33	7.93	251,897	0.70		0.71		0.58		2.99		36
Year ended 07/31/18	3.16	0.09	0.02	0.11	(0.10)	3.17	3.43	180,248	0.73		0.73		0.60		3.03		20
Class R6
Year ended 02/28/23	3.27	0.08	(0.19)	(0.11)	(0.07)	3.09	(3.21)	4,570	0.52		0.52		0.46		2.61		59
Year ended 02/28/22	3.34	0.07	(0.06)	0.01	(0.08)	3.27	0.37	6,483	0.49		0.49		0.45		1.97		29
Year ended 02/28/21	3.41	0.09	(0.07)	0.02	(0.09)	3.34	0.70	10,792	0.53		0.54		0.47		2.67		27
Seven months ended 02/29/20	3.32	0.05	0.09	0.14	(0.05)	3.41	4.38	9,052	0.50	(d)	0.56	(d)	0.50	(d)	2.94	(d)	13
Period ended 07/31/19(e)	3.29	0.02	0.03	0.05	(0.02)	3.32	1.44	166	0.60	(d)	0.65	(d)	0.52	(d)	3.09	(d)	36

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Limited Term California Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Limited Term California Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

24                    Invesco Limited Term California Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis – The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

25                    Invesco Limited Term California Municipal Fund

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 100 million	0.500%

Next $150 million	0.450%

Next $1.75 billion	0.400%

Over $2 billion	0.390%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.41%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $3,574 in front-end sales commissions from the sale of Class A shares and $74,047 and $1,455 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

26                    Invesco Limited Term California Municipal Fund

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$704,314,767	$132,213	$704,446,980

U.S. Dollar Denominated Bonds & Notes	–	647,651	2,190,000	2,837,651

Total Investments in Securities	–	704,962,418	2,322,213	707,284,631

Other Investments - Assets

Investments Matured	–	50,000	–	50,000

Total Investments	$–	$705,012,418	$2,322,213	$707,334,631

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $7,120,384.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $530.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $7,145,753 with an average interest rate of 2.62%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$519,541	$484,565
Ordinary income-tax-exempt	15,324,324	17,325,072
Total distributions	$15,843,865	$17,809,637

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$2,603,430

Net unrealized appreciation (depreciation) – investments	(18,973,788)

Temporary book/tax differences	(41,362)

Capital loss carryforward	(82,244,780)

Shares of beneficial interest	802,270,242

Total net assets	$703,613,742

27                    Invesco Limited Term California Municipal Fund

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$22,377,594	$59,867,186	$82,244,780

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $426,490,331 and $474,940,267, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,197,537

Aggregate unrealized (depreciation) of investments	(22,171,325)

Net unrealized appreciation (depreciation) of investments	$(18,973,788)

Cost of investments for tax purposes is $726,308,419.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted securities, defaulted bonds and market discounts , on February 28, 2023, undistributed net investment income was increased by $1,267,006, undistributed net realized gain (loss) was decreased by $962,954 and shares of beneficial interest was decreased by $304,052. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	32,781,609	$102,249,252	25,435,717	$85,685,874

Class C	1,922,795	5,951,041	1,490,504	4,989,797

Class Y	105,744,848	330,647,420	62,398,635	210,489,933

Class R6	695,749	2,140,841	167,359	564,318

Issued as reinvestment of dividends:
Class A	1,230,812	3,825,625	1,278,414	4,292,257

Class C	81,330	251,596	120,234	401,900

Class Y	1,656,660	5,161,109	1,672,097	5,630,630

Class R6	27,680	86,029	55,430	186,206

Automatic conversion of Class C shares to Class A shares:
Class A	1,396,371	4,357,552	2,109,779	7,093,628

Class C	(1,402,472)	(4,357,552)	(2,121,283)	(7,093,628)

Reacquired:
Class A	(47,055,768)	(146,760,922)	(18,573,867)	(62,314,485)

Class C	(3,086,171)	(9,584,384)	(2,599,011)	(8,656,195)

Class Y	(109,695,018)	(342,990,032)	(40,011,057)	(134,429,747)

Class R6	(1,229,377)	(3,872,750)	(1,471,711)	(4,961,161)

Net increase (decrease) in share activity	(16,930,952)	$ (52,895,175)	29,951,240	$101,879,327

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 57% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

28                    Invesco Limited Term California Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term California Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term California Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® Limited Term California Municipal Fund (subsequently renamed Invesco Limited Term California Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

29                    Invesco Limited Term California Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,004.90	$4.23	$1,020.58	$4.26	0.85%
Class C	1,000.00	1,001.10	7.99	1,016.81	8.05	1.61
Class Y	1,000.00	1,006.20	3.03	1,021.77	3.06	0.61
Class R6	1,000.00	1,006.40	2.74	1,022.07	2.76	0.55

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

30                    Invesco Limited Term California Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	96.72%

 *   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

31                    Invesco Limited Term California Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175

Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175

Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)

Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175

Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175

Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Limited Term California Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Limited Term California Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTCAM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Limited Term Municipal Income Fund

Nasdaq:

A: ATFAX ∎ A2: AITFX ∎ C: ATFCX ∎ Y: ATFYX ∎ R5: ATFIX ∎ R6: ATFSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

29	Financial Statements

32	Financial Highlights

33	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Fund Expenses

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Limited Term Municipal Income Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Investment Grade Short Intermediate Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.21%
Class A2 Shares	-0.87
Class C Shares	-1.86
Class Y Shares	-0.87
Class R5 Shares	-0.96
Class R6 Shares	-0.81
S&P Municipal Bond Index▼ (Broad Market Index)	-4.91
S&P Municipal Bond Investment Grade Short Intermediate Index▼ (Style-Specific Index)	-1.88
Lipper Short-Intermediate Municipal Debt Funds Index∎ (Peer Group Index)	-2.17

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4

This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bondholders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, underweight exposures to local general obligation bonds contributed to relative return. Underweight allocations to bonds rated AA† and greater, also added to relative performance. On a state level, underweight exposure to bonds domiciled in California and Texas contributed to relative performance.

    Overweight allocations to the multifamily housing and industrial development revenue/ pollution control revenue sectors detracted from relative performance over the fiscal year. An overweight exposure to BBB-rated† bonds also detracted from relative performance. On a state level, overweight exposure to bonds domiciled in Arizona and New Jersey detracted from relative performance.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility,

2                    Invesco Limited Term Municipal Income Fund

which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Limited Term Municipal Income Fund and for sharing our long-term investment horizon.

1	Source: Bloomberg LP

2	Source: Refinitiv TM3

3	Source: Lipper Inc.

4	Source: US Federal Reserve

5	Source: JP Morgan

6	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Jack Connelly

Josh Cooney

Michael Magee

Tim O’Reilly

Mark Paris

James Phillips

John Schorle

Rebecca Setcavage

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Limited Term Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Limited Term Municipal Income Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (10/31/02)	2.54%
10 Years	0.92
5 Years	0.78
1 Year	-3.68
Class A2 Shares
Inception (5/11/87)	4.29%
10 Years	1.34
5 Years	1.37
1 Year	-1.83
Class C Shares
10 Years	0.54%
5 Years	0.55
1 Year	-2.83
Class Y Shares
Inception (10/3/08)	3.04%
10 Years	1.44
5 Years	1.57
1 Year	-0.87
Class R5 Shares
Inception (7/30/04)	2.92%
10 Years	1.46
5 Years	1.59
1 Year	-0.96
Class R6 Shares
10 Years	1.38%
5 Years	1.63
1 Year	-0.81

Class C shares incepted on June 28, 2013. Performance shown prior to that date is that of Class A2 shares at net asset value, restated to reflect the higher 12b-1 fees applicable to Class C shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum applicable sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge. Class A2 share performance reflects the maximum 1% sales charge. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Limited Term Municipal Income Fund

Supplemental Information

Invesco Limited Term Municipal Income Fund’s objective is federal tax-exempt current income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond Investment Grade Short Intermediate Index is an unmanaged index considered representative of investment-grade US municipal bonds with maturities between one and eight years.
∎	The Lipper Short-Intermediate Municipal Debt Funds Index is an unmanaged index considered representative of short-intermediate municipal debt funds tracked by Lipper.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Limited Term Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector		% of total investments

Revenue Bonds		73.11%
General Obligation Bonds		15.62
Other		8.17
Pre-Refunded Bonds		3.10

Top Five Debt Holdings
		% of total net assets

1.	Black Belt Energy Gas District (The) (No. 4), Series 2019 A-1, RB	1.61%

2.	Permanent University Fund - University of Texas System, Series 2014, RB	1.49

3.	Houston (City of), TX, Series 2015 A, Ref. RB	1.28

4.	Tennessee Energy Acquisition Corp., Series 2006 A, RB	1.19

5.	Rib Floater Trust, Series 2022-047, VRD RB	0.90

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7                    Invesco Limited Term Municipal Income Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–98.13%
Alabama–2.81%
Alabama (State of) Federal Aid Highway Finance Authority (Garvee); Series 2017 B, Ref. RB(a)	5.00%	09/01/2024	$3,580	$ 3,681,328
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(b)	4.00%	12/01/2025	54,105	54,155,918
Black Belt Energy Gas District (The) (No. 6); Series 2021 B, RB(b)	4.00%	12/01/2026	4,000	3,979,992
Black Belt Energy Gas District (The) (No. 7); Series 2021, RB(b)	4.00%	12/01/2026	15,000	14,924,968
Huntsville (City of), AL; Series 2015 A, GO Bonds	5.00%	05/01/2035	3,000	3,121,195
Southeast Alabama Gas Supply District (The) (No. 1);
Series 2018 B, RB (67% of 1 mo. USD LIBOR + 0.90%)(b)(c)	4.02%	04/01/2024	8,625	8,650,658
Series 2018 C, RB (SIFMA Municipal Swap Index + 0.65%)(b)(c)	3.45%	04/01/2024	2,875	2,868,736
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(b)	5.50%	12/01/2029	3,000	3,216,990
				94,599,785

Alaska–0.31%
Alaska (State of) Municipal Bond Bank Authority; Series 2016-3, Ref. RB	5.00%	12/01/2025	4,635	4,841,844
Anchorage (Municipality of), AK; Series 2022 A, GO Bonds	5.00%	09/01/2024	1,000	1,027,416
Northern Tobacco Securitization Corp.; Series 2021 B-1, Ref. RB	4.00%	06/01/2050	4,670	4,461,057
				10,330,317

Arizona–1.78%
Arizona (State of) Industrial Development Authority; Series 2019-2A, Revenue Ctfs.	3.63%	05/20/2033	15,056	13,983,608
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Northern Nevada); Series 2022 A, RB(d)	4.50%	07/15/2029	1,250	1,197,768
Arizona State University;
Series 2014, RB	5.00%	08/01/2033	2,200	2,228,970
Series 2014, RB	5.00%	08/01/2034	3,320	3,363,718
Series 2014, RB	5.00%	08/01/2044	4,145	4,181,408
Glendale Municipal Property Corp.; Series 2012 C, Ref. RB	4.00%	07/01/2038	100	99,535
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools); Series 2016 A, RB(d)	5.00%	02/15/2026	755	762,324
Marana (Town of), AZ; Series 2013, Ref. RB	5.00%	07/01/2033	1,400	1,405,837
Maricopa (County of), AZ Industrial Development Authority (Banner Health Obligated Group);
Series 2016, Ref. RB	5.00%	01/01/2034	1,010	1,077,893
Series 2016, Ref. RB	5.00%	01/01/2035	5,000	5,312,541
Series 2017 C, RB(b)	5.00%	10/18/2024	5,000	5,124,774
Maricopa (County of), AZ Industrial Development Authority (Honorhealth); Series 2019 B, RB(b)	5.00%	09/01/2024	14,500	14,784,480
Maricopa (County of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2021, RB(d)	3.00%	07/01/2031	625	542,596
Maricopa (County of), AZ Special Health Care District; Series 2018 C, GO Bonds	5.00%	07/01/2024	2,000	2,045,700
Phoenix Civic Improvement Corp.;
Series 2022, RB	5.00%	07/01/2034	1,600	1,872,562
Series 2022, RB	5.00%	07/01/2036	1,000	1,139,638
Pima (County of), AZ Industrial Development Authority (Tuscon Country Day School); Series 2007, Ref. RB	5.00%	06/01/2037	750	647,678
				59,771,030

Arkansas–0.08%
Rogers School District No. 30; Series 2019, GO Bonds	5.00%	02/01/2024	2,750	2,796,951

California–4.82%
California (State of);
Series 2022, Ref. GO Bonds	5.00%	09/01/2035	5,500	6,406,028
Series 2022, Ref. GO Bonds	5.00%	09/01/2036	7,780	8,967,907
California (State of) Health Facilities Financing Authority (Adventist Health System); Series 2013 A, RB	4.00%	03/01/2033	240	240,037
California (State of) Health Facilities Financing Authority (Providence St. Joseph Health); Series 2016 B-2, Ref. RB(b)	4.00%	10/01/2024	5,000	5,046,958
California (State of) Health Facilities Financing Authority (Sutter Health); Series 2018 A, RB	5.00%	11/15/2048	10,000	10,210,338
California (State of) Housing Finance Agency; Series 2019 A-2, RB	4.00%	03/20/2033	6,000	5,930,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Housing Finance Agency (Social Certificates);
Series 2021 A, RB	3.25%	08/20/2036	$5	$ 4,531
Series 2021-2A, Revenue Ctfs. (CEP - FHLMC)	3.75%	03/25/2035	5,897	5,754,959
California (State of) Municipal Finance Authority (American Heritage Education Foundation); Series 2016 A, Ref. RB	4.00%	06/01/2026	1,190	1,175,918
California (State of) Public Finance Authority (Enso Village) (Green Bonds);
Series 2021 B-3, RB(d)	2.13%	11/15/2027	1,000	934,210
Series 2021, RB(d)	2.38%	11/15/2028	1,500	1,389,097
Golden State Tobacco Securitization Corp.;
Series 2017 A-1, Ref. RB(a)	5.00%	06/01/2025	10,000	10,432,649
Series 2017 A-1, Ref. RB(a)(b)	5.00%	06/01/2027	11,765	12,840,459
Grossmont-Cuyamaca Community College District (Election of 2002); Series 2008 C, GO Bonds (INS - AGC)(e)(f)	0.00%	08/01/2025	3,000	2,764,530
Los Angeles (City of), CA Department of Airports (Green Bonds);
Series 2022 I, RB	5.00%	05/15/2035	1,355	1,571,233
Series 2022 I, RB	5.00%	05/15/2036	750	857,961
Series 2022 I, RB	5.00%	05/15/2037	1,130	1,279,526
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport); Series 2022 B, RB	5.00%	05/15/2038	4,740	5,358,526
Los Angeles (City of), CA Department of Water & Power;
Series 2014 D, RB	5.00%	07/01/2027	2,000	2,057,045
Series 2014 D, RB	5.00%	07/01/2028	2,550	2,620,707
Los Angeles (County of), CA Metropolitan Transportation Authority (Prop C); Series 2013 B, RB	5.00%	07/01/2033	8,880	8,929,965
Los Angeles (County of), CA Public Works Financing Authority; Series 2015 A, RB	5.00%	12/01/2044	14,095	14,273,462
Madera Unified School District; Series 2018, COP (INS - BAM)(e)	5.00%	09/01/2034	500	512,284
Northern California Tobacco Securitization Authority; Series 2021 B-1, Ref. RB	4.00%	06/01/2049	805	764,748
Rowland Unified School District (Election of 2006); Series 2009 B, GO Bonds(f)	0.00%	08/01/2023	1,300	1,281,750
San Diego (City of), CA Association of Governments (Mid Coast Corridor; Green Bonds); Series 2019, RB	1.80%	11/15/2027	9,465	8,735,230
San Diego (City of), CA Public Facilities Financing Authority; Series 2016 B, Ref. RB	5.00%	08/01/2038	8,735	9,291,637
San Francisco (City & County of), CA Public Utilities Commission; Series 2013 B, RB	4.00%	10/01/2039	150	150,001
San Francisco (City of), CA Public Utilities Commission; Series 2015, Ref. RB	5.00%	11/01/2036	1,230	1,284,120
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.);
Series 2019, Ref. RB	5.00%	06/01/2027	1,500	1,596,473
Series 2019, Ref. RB	5.00%	06/01/2028	1,500	1,620,274
Series 2019, Ref. RB	5.00%	06/01/2038	2,000	2,119,043
Tender Option Bond Trust Receipts/Certificates; Series 2021, VRD RB(d)(g)	3.00%	10/01/2049	2,600	2,600,000
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, GO Bonds(f)	0.00%	08/01/2023	2,000	1,971,279
Tustin Unified School District (Community Facilities District No. 88-1); Series 2015, Ref. RB (INS - BAM)(e)	5.00%	09/01/2023	1,000	1,008,591
Tustin Unified School District (Community Facilities District No. 97-1);
Series 2015 A, Ref. RB	5.00%	09/01/2023	650	654,943
Series 2015 A, Ref. RB	5.00%	09/01/2024	1,500	1,533,608
University of California;
Series 2013 AF, RB(a)(b)	5.00%	05/15/2023	4,450	4,467,344
Series 2013 AI, RB(a)(b)	5.00%	05/15/2023	2,400	2,408,862
Series 2023 BM, Ref. RB	5.00%	05/15/2034	1,500	1,795,806
Series 2023 BM, Ref. RB	5.00%	05/15/2035	2,500	2,963,010
Series 2023 BM, Ref. RB	5.00%	05/15/2036	2,500	2,915,133
Series 2023 BM, Ref. RB	5.00%	05/15/2037	2,000	2,295,758
West Contra Costa Unified School District (Election of 2005); Series 2008 B, GO Bonds	6.00%	08/01/2027	1,000	1,127,064
				162,143,773

Colorado–2.74%
Arkansas River Power Authority; Series 2006, RB(a)	5.88%	10/01/2026	2,880	3,018,252
Colorado (State of) Health Facilities Authority (Aberdeen Ridge); Series 2021 B, RB	2.13%	05/15/2028	1,000	910,040
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 B, RB(b)	5.00%	11/20/2025	10,425	10,837,284
Colorado (State of) Health Facilities Authority (Children’s Hospital); Series 2013 A, RB	5.00%	12/01/2036	21,235	21,057,660
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 B-2, RB(b)	5.00%	08/01/2026	2,000	2,068,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Colorado (State of) Health Facilities Authority (SCL Health System);
Series 2013 A, RB(a)(b)	5.00%	01/01/2024	$12,545	$ 12,718,070
Series 2013 A, RB(a)(b)	5.50%	01/01/2024	1,820	1,852,496
Colorado (State of) Health Facilities Authority (Vail Valley Medical Center); Series 2015, RB	5.00%	01/15/2035	2,000	2,063,219
Colorado Springs (City of), CO;
Series 2013 B-1, RB	5.00%	11/15/2038	4,000	4,034,802
Series 2013 B-2, RB	5.00%	11/15/2038	4,500	4,539,152
Denver (City & County of), CO;
Series 2012 B, RB	4.00%	11/15/2031	1,125	1,125,738
Series 2012 B, RB	5.00%	11/15/2043	2,590	2,592,067
Series 2022 B, RB	5.00%	11/15/2033	1,125	1,325,009
Series 2022 B, RB	5.00%	11/15/2035	1,050	1,208,853
El Paso (County of), CO School District No. 20; Series 2017, GO Bonds	5.00%	12/15/2033	2,900	3,085,692
Elbert & Highway 86 Commercial Metropolitan District; Series 2021 A, Ref. GO Bonds(d)	3.75%	12/01/2029	500	447,181
Mulberry Metropolitan District No. 2; Series 2022, RB	7.00%	12/01/2034	1,500	1,520,527
Prairie Center Metropolitan District No. 7; Series 2020, GO Bonds	4.13%	12/15/2036	390	340,061
Public Authority for Colorado Energy;
Series 2008, RB	6.13%	11/15/2023	370	375,018
Series 2008, RB	6.25%	11/15/2028	2,000	2,150,559
Regional Transportation District (Fastracks); Series 2017 A, RB	5.00%	11/01/2033	1,000	1,066,287
Tender Option Bond Trust Receipts/Certificates;
Series 2022, VRD RB(d)(g)	3.67%	05/01/2038	5,000	5,000,000
Series 2022, VRD RB(d)(g)	3.67%	05/01/2046	6,000	6,000,000
Vauxmont Metropolitan District;
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2027	130	138,432
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2028	125	133,274
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2029	125	133,335
Series 2019, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/15/2030	125	133,353
Series 2020, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/01/2026	385	408,937
Series 2020, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/01/2027	400	431,822
Series 2020, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/01/2028	415	454,913
Series 2020, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/01/2029	420	466,137
Series 2020, Ref. GO Bonds (INS - AGM)(e)	5.00%	12/01/2030	435	481,631
				92,118,681

Connecticut–1.55%
Connecticut (State of);
Series 2018 C, GO Bonds	4.00%	06/15/2024	7,035	7,116,414
Series 2020 A, RB	5.00%	05/01/2034	5,000	5,659,749
Series 2021 A, RB	5.00%	05/01/2035	8,000	9,092,025
Series 2021 D, RB	5.00%	11/01/2035	3,430	3,902,366
Connecticut (State of) (Transportation Infrastructure);
Series 2016 A, RB	5.00%	09/01/2030	1,965	2,098,565
Series 2016 A, RB	5.00%	09/01/2036	4,000	4,216,221
Series 2018, RB	5.00%	01/01/2027	3,000	3,224,978
Connecticut (State of) Health & Educational Facilities Authority (New Haven Hospital); Series 2014 A, RB	5.00%	07/01/2033	4,710	4,817,961
Connecticut (State of) Housing Finance Authority (Social Bonds); Series 2022, RB (CEP - GNMA)	5.50%	11/15/2052	6,500	6,912,777
New Haven (City of), CT; Series 2018 A, GO Bonds	5.00%	08/01/2025	1,160	1,198,897
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD GO Bonds (INS - AGM)(d)(e)(g)	2.83%	10/15/2027	4,005	4,005,000
				52,244,953

District of Columbia–0.78%
District of Columbia;
Series 2014 C, GO Bonds	5.00%	06/01/2033	6,690	6,836,866
Series 2014 C, GO Bonds	5.00%	06/01/2034	5,000	5,104,218
Series 2017 A, Ref. GO Bonds	5.00%	06/01/2032	1,000	1,087,053
Series 2020, RB	5.00%	12/01/2033	1,635	1,844,166
Series 2022 A, RB	5.00%	07/01/2036	7,500	8,599,292

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
District of Columbia Tobacco Settlement Financing Corp.; Series 2001, RB	6.75%	05/15/2040	$70	$ 72,064
District of Columbia Water & Sewer Authority; Series 1998, RB (INS - AGM)(e)	5.50%	10/01/2023	1,060	1,074,531
Washington Metropolitan Area Transit Authority; Series 2017 B, RB	5.00%	07/01/2035	1,400	1,500,543
				26,118,733

Florida–5.51%
Alachua (County of), FL Health Facilities Authority (Shands Teaching Hospital & Clinics, Inc.); Series 2014 B, RB	5.00%	12/01/2034	3,815	3,879,796
Broward (County of), FL School Board; Series 2017 C, Ref. COP	5.00%	07/01/2025	5,000	5,193,511
Cape Coral (City of) FL; Series 2017, Ref. RB	5.00%	10/01/2033	1,740	1,875,647
Central Florida Expressway Authority; Series 2016 B, Ref. RB	5.00%	07/01/2033	3,005	3,153,607
Citizens Property Insurance, Inc.; Series 2015 A-1, RB	5.00%	06/01/2025	6,000	6,143,080
Clearwater (City of), FL; Series 2017, Ref. RB	5.00%	12/01/2035	4,475	4,722,467
Florida (State of);
Series 2016 A, Ref. GO Bonds	5.00%	07/01/2025	2,610	2,729,552
Series 2022 C, Ref. GO Bonds	5.00%	06/01/2024	4,110	4,208,860
Florida (State of) Higher Educational Facilities Financial Authority (Florida Institute of Technology);
Series 2019, RB	5.00%	10/01/2024	350	354,263
Series 2019, RB	5.00%	10/01/2025	475	484,284
Florida (State of) Mid-Bay Bridge Authority; Series 2015 A, Ref. RB	5.00%	10/01/2023	1,000	1,007,114
Florida (State of) Municipal Power Agency (All-Requirements Power Supply); Series 2017 A, Ref. RB	5.00%	10/01/2026	4,000	4,248,578
Florida Development Finance Corp. (IPS Florida LLC-Idea); Series 2022, RB(d)	5.25%	06/15/2029	1,200	1,189,151
Florida Development Finance Corp. (Mayflower Retirement Community); Series 2021, Ref. RB(d)	2.38%	06/01/2027	835	745,218
Florida Housing Finance Corp. (Social Bonds); Series 2022 3, RB (CEP - GNMA)	5.50%	01/01/2054	5,600	5,941,926
Hialeah (City of), FL Utility System;
Series 2022, Ref. RB	5.00%	10/01/2035	2,170	2,424,197
Series 2022, Ref. RB	5.00%	10/01/2036	2,275	2,504,438
Series 2022, Ref. RB	5.00%	10/01/2037	2,390	2,587,418
Series 2022, Ref. RB	5.00%	10/01/2038	2,510	2,691,403
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2015 A, RB	5.00%	10/01/2044	10,000	10,096,268
Series 2018 F, RB	5.00%	10/01/2023	1,250	1,262,344
Jacksonville (City of), FL; Series 2021 A, RB	5.00%	10/01/2034	1,680	1,925,491
JEA Electric System; Series 2008 3C-1, VRD RB(g)	2.75%	10/01/2034	12,090	12,090,000
JEA Water & Sewer System;
Series 2008 B, VRD RB(g)	2.72%	10/01/2041	750	750,000
Series 2017 A, Ref. RB	5.00%	10/01/2025	4,500	4,718,176
Lee (County of), FL Industrial Development Authority (Cypress Cove at Healthpark); Series 2022 B-2, RB	3.25%	10/01/2026	3,450	3,302,156
Miami (City of) & Dade (County of), FL School Board;
Series 2015 A, Ref. COP	5.00%	05/01/2032	1,690	1,745,319
Series 2015 D, Ref. COP	5.00%	02/01/2034	1,000	1,031,650
Series 2016 C, Ref. COP	3.25%	02/01/2033	540	531,187
Series 2022 A, GO Bonds (INS - BAM)(e)	5.00%	03/15/2036	7,730	8,786,519
Series 2022 A, GO Bonds (INS - BAM)(e)	5.00%	03/15/2041	1,865	2,059,219
Miami-Dade (County of), FL;
Series 2014 B, Ref. RB	5.00%	10/01/2037	5,000	5,086,018
Series 2016 A, Ref. GO Bonds	5.00%	07/01/2037	1,660	1,724,581
Series 2017 A, RB	5.00%	10/01/2034	5,110	5,270,449
Series 2023 B, Ref. RB	5.00%	10/01/2037	4,500	4,931,876
Miami-Dade (County of), FL Expressway Authority;
Series 2014 A, RB	5.00%	07/01/2039	22,025	22,221,514
Series 2016 A, Ref. RB	5.00%	07/01/2032	2,000	2,085,451
North Sumter (County of), FL Utility Dependent District; Series 2020, Ref. RB	5.00%	10/01/2024	3,450	3,537,726

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group);
Series 2016 A, Ref. RB	5.00%	10/01/2033	$2,535	$ 2,684,799
Series 2016 A, Ref. RB	5.00%	10/01/2035	1,210	1,271,932
Series 2016 A, Ref. RB	5.00%	10/01/2036	6,210	6,502,093
Series 2023 A, RB	5.00%	10/01/2037	1,000	1,094,830
Series 2023 A, RB	5.00%	10/01/2038	1,000	1,090,009
Pinellas (County of), FL Housing Finance Authority (Social Bonds); Series 2021 A, RB (CEP - GNMA)	3.00%	03/01/2052	2,595	2,497,483
Pompano Beach (City of), FL (John Knox Village);
Series 2021 B-1, RB	2.00%	01/01/2029	1,605	1,346,574
Series 2021 B-2, RB	1.45%	01/01/2027	1,440	1,264,214
Reedy Creek Improvement District; Series 2016, GO Bonds	5.00%	06/01/2035	6,150	6,370,585
Seminole County School Board; Series 2016 C, COP	5.00%	07/01/2036	1,000	1,039,540
St. Johns (County of), FL Industrial Development Authority (Vicar’s Landing);
Series 2021, Ref. RB	4.00%	12/15/2024	145	142,349
Series 2021, Ref. RB	4.00%	12/15/2025	180	174,770
Series 2021, Ref. RB	4.00%	12/15/2026	185	177,263
Series 2021, Ref. RB	4.00%	12/15/2027	215	203,480
Series 2021, Ref. RB	4.00%	12/15/2028	200	187,271
Series 2021, Ref. RB	4.00%	12/15/2029	220	203,861
Series 2021, Ref. RB	4.00%	12/15/2030	200	183,455
Series 2021, Ref. RB	4.00%	12/15/2031	205	185,921
St. Johns (County of), MO; Series 2016, Ref. RB	5.00%	06/01/2036	1,100	1,153,165
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(d)(g)	2.90%	01/01/2045	6,000	6,000,000
USF Financing Corp.; Series 2012 A, Ref. COP	5.00%	07/01/2031	2,000	2,094,658
				185,108,706

Georgia–1.98%
Atlanta (City of), GA; Series 2009 B, RB (INS - AGM)(e)	5.25%	11/01/2027	2,000	2,167,757
Burke (County of), GA Development Authority (Georgia Power Co. Plant Vogtle); Series 1994, RB(b)	2.25%	05/25/2023	3,000	2,990,372
Dalton (City of), GA Downtown Development Authority (Hamilton Health Care System); Series 1996, Revenue Ctfs. (INS - NATL)(e)	5.50%	08/15/2026	2,145	2,214,893
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	2.38%	01/01/2031	725	629,562
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4); Series 2019, RB	5.00%	01/01/2026	300	311,905
Main Street Natural Gas, Inc.;
Series 2018 A, RB(b)	4.00%	09/01/2023	4,430	4,439,359
Series 2021 A, RB(b)	4.00%	09/01/2027	17,500	17,497,121
Series 2021 C, RB(b)	4.00%	12/01/2028	5,000	4,935,583
Series 2022 C, RB(b)(d)	4.00%	11/01/2027	20,000	19,020,936
Subseries 2018 C, RB(b)	4.00%	12/01/2023	3,000	3,008,037
Subseries 2018 D, RB (1 mo. USD LIBOR + 0.83%)(b)(c)	3.95%	12/01/2023	8,700	8,722,161
Savannah (City of), GA Hospital Authority (St. Joseph’s/Candler Health system, Inc.); Series 2013 A, RB	5.50%	07/01/2027	500	502,764
				66,440,450

Hawaii–0.00%
Honolulu (City & County of), HI; Series 2012 A, GO Bonds	4.00%	11/01/2036	100	100,024

Idaho–0.19%
Canyon County School District No. 139 Vallivue;
Series 2015 A, GO Bonds(a)	5.00%	09/15/2034	625	653,363
Series 2015 A, GO Bonds	5.00%	09/15/2034	775	806,064
Idaho (State of) Health Facilities Authority (St. Luke’s Health System);
Series 2014 A, RB	5.00%	03/01/2039	2,760	2,782,852
Series 2018 A, Ref. RB	5.00%	03/01/2023	2,000	2,000,000
				6,242,279

Illinois–6.92%
Bartlett (Village of), IL (Quarry Redevelopment); Series 2016, Ref. RB	4.00%	01/01/2024	850	843,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Chicago (City of), IL;
Series 2003 B, Ref. GO Bonds	5.00%	01/01/2024	$3,205	$ 3,228,660
Series 2004, Ref. RB	5.00%	11/01/2023	2,475	2,498,618
Series 2004, Ref. RB	5.00%	11/01/2024	14,440	14,794,724
Series 2008 C, Ref. RB	5.00%	01/01/2035	1,000	1,014,073
Series 2012, RB	5.00%	01/01/2027	1,000	1,003,693
Series 2012, RB	5.00%	11/01/2032	3,000	3,002,707
Series 2012, RB (INS - AGM)(e)	5.00%	01/01/2037	1,275	1,282,791
Series 2012, RB	5.00%	11/01/2042	2,500	2,362,531
Chicago (City of), IL (O’Hare International Airport);
Series 2016 B, Ref. RB	5.00%	01/01/2035	2,500	2,599,419
Series 2016 B, Ref. RB	5.00%	01/01/2041	3,800	3,891,615
Series 2016 C, Ref. RB	5.00%	01/01/2034	1,500	1,566,520
Series 2017 D, RB	5.25%	01/01/2029	1,665	1,805,793
Series 2017 D, RB	5.25%	01/01/2036	5,000	5,282,562
Series 2022, Ref. RB	5.00%	01/01/2034	1,000	1,141,338
Series 2022, Ref. RB	5.00%	01/01/2035	2,330	2,629,276
Series 2022, Ref. RB (INS - AGM)(e)	5.00%	01/01/2038	4,750	5,196,120
Chicago (City of), IL Board of Education; Series 1998 B-1, GO Bonds (INS - NATL)(e)(f)	0.00%	12/01/2025	735	657,880
Chicago (City of), IL Metropolitan Water Reclamation District (Green Bonds); Series 2015 C, GO Bonds	5.00%	12/01/2028	3,040	3,129,157
Chicago (City of), IL Midway International Airport; Series 2014 B, Ref. RB	5.00%	01/01/2035	3,000	3,031,212
Chicago (City of), IL Transit Authority (FTA Section 5307 Urbanized Area Formula Funds); Series 2017, Ref. RB	5.00%	06/01/2025	4,000	4,104,590
Cook (County of), IL; Series 2018, Ref. GO Bonds	5.00%	11/15/2034	1,000	1,028,217
Cook County Community College District No. 508 (City Colleges of Chicago); Series 2013, GO Bonds (INS - BAM)(e)	5.50%	12/01/2038	6,500	6,600,919
Cook County Township High School District No. 220 Reavis; Series 2012, GO Bonds	3.00%	12/01/2024	1,035	1,021,292
Glen Ellyn (Village of), IL Park District;
Series 2023 A, GO Bonds	5.00%	12/15/2023	505	512,029
Series 2023 A, GO Bonds	5.00%	12/15/2024	410	421,883
Illinois (State of);
Series 2013, GO Bonds	5.50%	07/01/2026	2,000	2,011,102
Series 2013, RB	5.00%	06/15/2026	500	501,838
Series 2014, GO Bonds	5.00%	02/01/2025	4,695	4,741,448
Series 2017 D, GO Bonds	5.00%	11/01/2024	3,480	3,541,922
Series 2017 D, GO Bonds	5.00%	11/01/2027	1,065	1,116,258
Series 2020, GO Bonds	5.50%	05/01/2024	3,500	3,563,780
Series 2020, GO Bonds	5.50%	05/01/2025	5,000	5,166,127
Series 2020, GO Bonds	5.50%	05/01/2026	6,750	7,075,066
Illinois (State of) Finance Authority;
Series 2008, Ref. VRD RB(g)	2.75%	07/01/2038	10,300	10,300,000
Series 2015 A, Ref. RB	5.00%	11/15/2034	1,650	1,701,357
Series 2016 A, Ref. RB	5.00%	10/01/2035	3,750	3,921,352
Illinois (State of) Finance Authority (Advocate Health Care Network); Series 2008 A, Ref. RB	5.00%	11/01/2030	3,000	3,155,462
Illinois (State of) Finance Authority (Ascension Health); Series 2016 C, Ref. RB	5.00%	02/15/2036	2,500	2,638,894
Illinois (State of) Finance Authority (DePaul College Prep Foundation);
Series 2023, Ref. RB(d)	4.30%	08/01/2028	1,220	1,210,661
Series 2023, Ref. RB(d)	5.25%	08/01/2038	1,300	1,277,042
Illinois (State of) Finance Authority (Uchicago Medicine); Series 2022 B-2, RB(b)	5.00%	08/15/2027	9,500	10,143,851
Illinois (State of) Housing Development Authority; Series 2019 C, RB (CEP - GNMA)	4.00%	10/01/2049	4,940	4,910,933
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2002, RB (INS - NATL)(e)(f)	0.00%	12/15/2032	25,000	16,488,270
Illinois (State of) Municipal Electric Agency; Series 2015 A, Ref. RB	4.00%	02/01/2035	7,430	7,496,019
Illinois (State of) Regional Transportation Authority; Series 1997, Ref. RB (INS - NATL)(e)	6.00%	06/01/2023	355	357,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB	5.00%	01/01/2038	$20,815	$ 20,832,522
Series 2014 C, RB	5.00%	01/01/2036	8,170	8,377,174
Series 2014 C, RB	5.00%	01/01/2038	1,585	1,616,258
Series 2015 A, RB	5.00%	01/01/2037	1,500	1,539,950
Series 2015 B, RB	5.00%	01/01/2036	10,000	10,468,025
Kane and DeKalb (Counties of), IL Community Unit School District No. 301; Series 2017, GO Bonds	5.00%	01/01/2033	1,235	1,320,033
Long Grove (Village of), IL (Sunset Grove);
Series 2020, Ref. RB	3.00%	01/01/2026	280	271,822
Series 2020, Ref. RB	3.10%	01/01/2027	290	278,085
Series 2020, Ref. RB	3.25%	01/01/2028	305	294,631
Series 2020, Ref. RB	3.35%	01/01/2029	320	310,973
Series 2020, Ref. RB	3.50%	01/01/2030	330	319,260
Series 2020, Ref. RB	3.60%	01/01/2031	345	334,918
Series 2020, Ref. RB	3.70%	01/01/2032	490	479,833
Railsplitter Tobacco Settlement Authority; Series 2017, RB	5.00%	06/01/2025	7,000	7,222,697
Rosemont (Village of), IL; Series 2017 A, GO Bonds (INS - AGM)(e)	5.00%	12/01/2046	4,000	4,154,076
Sales Tax Securitization Corp.; Series 2017 A, Ref. RB	5.00%	01/01/2026	6,525	6,805,410
Springfield (City of), IL; Series 2015, Ref. RB	5.00%	03/01/2023	2,000	2,000,000
				232,595,361

Indiana–2.12%
Columbus (City of), IN; Series 2016, Ref. RB (INS - BAM)(e)	1.99%	02/15/2027	8,045	7,567,483
Indiana (State of) Finance Authority;
Series 2015, RB	5.00%	03/01/2036	2,480	2,541,585
Series 2016 C, Ref. RB	5.00%	12/01/2025	7,000	7,368,900
Indiana (State of) Finance Authority (CWA Authority); Series 2014 A, RB	5.00%	10/01/2034	1,400	1,434,512
Indiana (State of) Finance Authority (Green Bonds); Series 2016 A, RB	5.00%	10/01/2035	2,235	2,351,434
Indiana (State of) Finance Authority (Ohio Valley Electrical Corp.);
Series 2010 A, RB	3.00%	11/01/2030	4,350	3,876,064
Series 2012 A, RB	4.25%	11/01/2030	3,335	3,237,195
Series 2012 B, RB	3.00%	11/01/2030	2,000	1,782,099
Indiana (State of) Finance Authority (Sisters of St. Francis Health Services, Inc. Obligated Group);
Series 2008 I, Ref. VRD RB (LOC - Barclays Bank PLC)(g)(h)	1.85%	11/01/2037	8,285	8,285,000
Series 2008 J, Ref. VRD RB (LOC - Barclays Bank PLC)(g)(h)	1.85%	11/01/2037	9,925	9,925,000
Indiana (State of) Finance Authority (United States Steel Corp.); Series 2021 A, Ref. RB	4.13%	12/01/2026	3,500	3,439,624
Indiana (State of) Housing & Community Development Authority (Social Bonds); Series 2023 A-1, RB (CEP - GNMA)	5.75%	07/01/2053	3,000	3,229,174
Indiana (State of) Municipal Power Agency; Series 2016 A, Ref. RB	5.00%	01/01/2042	13,450	13,828,866
Indianapolis (City of), IN Department of Public Utilities; Series 2018 A, Ref. RB	5.00%	10/01/2025	1,350	1,412,715
Northern Indiana Commuter Transportation District; Series 2016, RB	5.00%	07/01/2041	1,140	1,174,978
				71,454,629

Iowa–1.42%
Iowa (State of) Board of Regents (University of Iowa Hospital & Clinics); Series 2022 C, RB	5.00%	09/01/2036	4,380	4,852,816
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(b)	4.00%	12/01/2032	10,000	9,817,311
Iowa (State of) Finance Authority (Iowa Health System); Series 2018, Ref. RB (SIFMA Municipal Swap Index + 0.58%)(b)(c)(d)	3.38%	01/04/2024	13,190	13,165,279
PEFA, Inc.; Series 2019, RB(b)	5.00%	09/01/2026	19,250	19,814,427
				47,649,833

Kansas–0.74%
Kansas (State of) Development Finance Authority; Series 2021, Ref. RB(b)	5.00%	11/15/2031	17,450	19,452,642
University of Kansas Hospital Authority (KU Health System); Series 2015, Ref. RB	5.00%	09/01/2045	5,245	5,307,798
				24,760,440

Kentucky–1.68%
Christian (County of), KY (Jennie Stuart Medical Center, Inc.); Series 2016, Ref. RB	5.00%	02/01/2026	1,230	1,258,348
Kentucky (Commonwealth of) Economic Development Finance Authority (Catholic Health Initiatives); Series 2011 B, RB (SIFMA Municipal Swap Index + 1.40%)(b)(c)	4.20%	02/01/2025	2,340	2,344,060

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky–(continued)
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway); Series 2015 A, RB	5.00%	07/01/2037	$4,400	$ 4,414,399
Kentucky (Commonwealth of) Municipal Power Agency;
Series 2015 A, Ref. RB (INS - NATL)(e)	5.00%	09/01/2026	2,000	2,063,194
Series 2015 A, Ref. RB (INS - NATL)(e)	5.00%	09/01/2027	3,380	3,487,614
Series 2015 A, Ref. RB (INS - NATL)(e)	5.00%	09/01/2028	2,870	2,961,376
Kentucky (Commonwealth of) Property & Building Commission (No. 112); Series 2016 B, Ref. RB	5.00%	11/01/2026	13,290	14,180,457
Kentucky (Commonwealth of) Property & Building Commission (No. 115); Series 2017, RB	5.00%	04/01/2028	1,000	1,072,214
Kentucky (Commonwealth of) Public Energy Authority;
Series 2018 A, RB(b)	4.00%	04/01/2024	5,000	5,003,683
Series 2018 B, RB(b)	4.00%	01/01/2025	5,000	4,977,832
Kentucky (Commonwealth of) Turnpike Authority (Revitalization); Series 2017 B, Ref. RB	4.00%	07/01/2026	3,750	3,816,777
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.);
Series 2013 A, RB	5.75%	10/01/2038	100	100,954
Series 2013 A, RB	5.75%	10/01/2042	105	105,845
Series 2016 A, Ref. RB	5.00%	10/01/2033	1,740	1,812,901
Louisville (City of) & Jefferson (County of), KY Sewer District; Series 2017 A, RB	5.00%	05/15/2025	4,025	4,189,114
Trimble (County of), KY (Louisville Gas & Electric); Series 2002 A, Ref. RB	0.63%	09/01/2026	3,375	2,989,648
Western Kentucky University; Series 2012 A, RB (CEP - Colorado Higher Education Intercept Program)	5.00%	05/01/2032	1,625	1,627,358
				56,405,774

Louisiana–1.50%
Louisiana (State of);
Series 2014 C, Ref. GO Bonds	5.00%	08/01/2025	2,400	2,463,216
Series 2015, RB	5.00%	09/01/2026	2,000	2,087,487
Series 2016 B, Ref. GO Bonds	5.00%	08/01/2025	10,000	10,453,282
Series 2022 A, Ref. RB (SOFR + 0.50%)(b)(c)	3.69%	05/01/2026	3,525	3,442,718
Louisiana (State of) Energy & Power Authority (LEPA Unit No. 1);
Series 2013 A, RB(a)(b)	5.25%	06/01/2023	2,000	2,010,139
Series 2013 A, RB(a)(b)	5.25%	06/01/2023	2,000	2,010,139
Louisiana (State of) Public Facilities Authority (Franciscan Missionaries); Series 2015, Ref. RB	5.00%	07/01/2039	7,395	7,520,716
Louisiana (State of) Public Facilities Authority (Tulane University);
Series 2023 A, Ref. RB	5.00%	10/15/2036	1,000	1,117,975
Series 2023 A, Ref. RB	5.00%	10/15/2037	1,100	1,217,833
Louisiana Housing Corp. (Home Ownership Program); Series 2022 B, RB (CEP - GNMA)	6.00%	12/01/2052	4,185	4,575,756
Louisiana State University & Agricultural & Mechanical College Board of Supervisors; Series 2016 A, Ref. RB	5.00%	07/01/2023	3,250	3,266,778
New Orleans (City of), LA;
Series 2015, RB	5.00%	06/01/2023	700	702,826
Series 2015, RB	5.00%	12/01/2023	600	607,230
Series 2015, RB	5.00%	06/01/2024	400	408,239
Series 2015, RB	5.00%	12/01/2024	750	769,167
Series 2015, RB	5.00%	06/01/2025	500	517,002
Series 2015, RB	5.00%	12/01/2025	825	858,290
Series 2015, RB	5.00%	06/01/2026	250	259,986
Series 2015, RB	5.00%	12/01/2026	500	519,643
Series 2015, RB	5.00%	06/01/2027	350	363,672
Series 2015, RB	5.00%	12/01/2027	750	778,866
Series 2015, Ref. GO Bonds	5.00%	12/01/2023	500	506,136
Series 2015, Ref. GO Bonds	5.00%	12/01/2024	1,000	1,028,469
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 B, Ref. RB (INS - AGM)(e)	5.00%	10/01/2026	200	212,848
St. John the Baptist (Parish of), LA (Marathon Oil Corp.); Series 2017, Ref. RB(b)	2.10%	07/01/2024	3,000	2,915,829
				50,614,242

Maine–0.21%
Lewiston (City of), ME (UBS Financial Services, Inc.); Series 2008 B, GO Bonds (INS - AGM)(e)	5.50%	12/15/2023	950	951,780
Maine (State of) Health & Higher Educational Facilities Authority; Series 2013, RB	5.00%	07/01/2043	2,930	2,902,606

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Maine–(continued)
Maine (State of) State housing Authority (Social Bonds); Series 2023 B, RB(b)	3.13%	05/01/2024	$3,300	$ 3,279,034
				7,133,420

Maryland–0.81%
Baltimore (City of), MD (Water); Series 2014 A, RB	5.00%	07/01/2034	3,635	3,753,403
Howard (County of), MD Housing Commission (Social Bonds);
Series 2021 A, Ref. RB	1.20%	06/01/2027	3,000	2,743,658
Series 2021 A, Ref. RB	1.60%	06/01/2029	2,000	1,805,680
Maryland (State of) Health & Higher Educational Facilities Authority; Series 2013 A, RB	5.00%	08/15/2027	2,000	2,010,391
Maryland Economic Development Corp. (CNX Marine Terminal, Inc. - Port of Baltimore Facility); Series 2010, Ref. RB	5.75%	09/01/2025	11,920	12,031,838
Washington (State of) Suburban Sanitary Commission; Series 2016 A-3, VRD RB(g)	2.74%	06/01/2023	4,800	4,800,000
				27,144,970

Massachusetts–2.17%
Massachusetts (Commonwealth of);
Series 2015 A, Ref. GO Bonds	5.00%	07/01/2035	10,000	10,355,273
Series 2016 A, GO Bonds	5.00%	03/01/2037	5,000	5,067,997
Series 2017 A, GO Bonds	5.00%	04/01/2035	7,000	7,535,996
Massachusetts (Commonwealth of) Clean Water Trust (The) (Green Bonds);
Series 2022, RB	5.00%	02/01/2035	875	1,020,674
Series 2022, RB	5.00%	02/01/2036	1,240	1,430,945
Massachusetts (Commonwealth of) Clean Water Trust (The) (Sustainable Development Bonds);
Series 2022, RB	5.00%	02/01/2035	1,500	1,749,727
Series 2022, RB	5.00%	02/01/2036	2,000	2,307,976
Massachusetts (Commonwealth of) Development Finance Agency;
Series 2015, Ref. RB	5.00%	08/15/2034	1,750	1,820,498
Series 2019 A, Ref. RB	5.00%	07/01/2025	845	864,525
Series 2019 A, Ref. RB	5.00%	07/01/2027	2,300	2,398,077
Massachusetts (Commonwealth of) Development Finance Agency (Harvard University); Series 2016 A, Ref. RB	4.00%	07/15/2036	10,395	10,569,636
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2025	1,100	1,103,937
Massachusetts (Commonwealth of) Development Finance Agency (Suffolk University); Series 2017, Ref. RB	5.00%	07/01/2024	1,000	1,014,487
Massachusetts (Commonwealth of) Federal Highway; Series 2017 A, Ref. RB	5.00%	06/15/2027	2,000	2,135,690
Massachusetts (Commonwealth of) School Building Authority;
Series 2015 C, Ref. RB	5.00%	08/15/2037	1,500	1,559,673
Series 2015 D, Ref. RB	5.00%	08/15/2037	15,000	15,596,728
Series 2016 C, Ref. RB	5.00%	11/15/2034	5,000	5,350,380
University of Massachusetts Building Authority; Series 2015-2, Ref. RB	5.00%	11/01/2023	975	986,423
				72,868,642

Michigan–3.08%
Great Lakes Water Authority; Series 2016 C, Ref. RB	5.00%	07/01/2036	3,560	3,718,094
Michigan (State of) Building Authority; Series 2016 I, Ref. RB	5.00%	04/15/2024	1,510	1,539,449
Michigan (State of) Building Authority (Facilities Program);
Series 2016 I, Ref. RB	5.00%	04/15/2041	3,450	3,591,321
Series 2020, Ref. VRD RB(g)	2.86%	10/15/2042	2,000	2,000,000
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	11,325	11,461,949
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department); Series 2015, RB	5.00%	07/01/2035	7,830	7,991,673
Michigan (State of) Finance Authority (Henry Ford Health System);
Series 2016, Ref. RB	5.00%	11/15/2032	2,725	2,874,631
Series 2016, Ref. RB	5.00%	11/15/2037	4,235	4,361,068
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014, Ref. RB	3.88%	10/01/2023	2,000	1,992,922
Michigan (State of) Finance Authority (McLaren Health Care); Series 2015, Ref. RB	5.00%	05/15/2038	5,000	5,091,385
Michigan (State of) Finance Authority (Trinity Health Credit Group); Series 2017, Ref. RB	5.00%	12/01/2035	1,785	1,913,051
Oakland University Board of Trustees; Series 2014, Ref. RB	5.00%	03/01/2039	2,000	2,013,297
Portage Public Schools; Series 2016, Ref. GO Bonds	5.00%	11/01/2035	1,300	1,354,241
Rib Floater Trust; Series 2022-047, VRD RB(d)(g)	1.87%	12/01/2045	30,390	30,390,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Michigan–(continued)
Rochester Community School District; Series 2016 I, GO Bonds	5.00%	05/01/2035	$2,350	$ 2,443,055
Wayne (County of), MI Airport Authority;
Series 2021 A, RB	5.00%	12/01/2034	1,650	1,868,182
Series 2021 A, RB	5.00%	12/01/2036	1,685	1,866,665
Series 2021 A, RB	5.00%	12/01/2038	2,000	2,202,003
Series 2021 A, RB	5.00%	12/01/2039	1,855	2,033,162
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2012 A, RB	5.00%	12/01/2037	830	830,695
Series 2012 A, RB	5.00%	12/01/2042	5,220	5,223,203
Wayne (County of), MI Airport Authority (Detroit Michigan Wayne County Airport); Series 2015 D, RB	5.00%	12/01/2040	2,890	2,962,389
Wayne State University;
Series 2015 A, Ref. RB	5.00%	11/15/2033	1,500	1,526,328
Series 2018 A, RB	5.00%	11/15/2038	2,220	2,289,288
				103,538,051

Minnesota–0.09%
Maple Grove (City of), MN (Maple Grove Hospital Corp.);
Series 2017, Ref. RB	5.00%	05/01/2023	500	500,933
Series 2017, Ref. RB	5.00%	05/01/2025	800	819,628
Minnesota (State of) Higher Education Facilities Authority (Concordia University, St. Paul); Series 2007 Six-Q, VRD RB (LOC - U.S. Bank N.A.)(g)(h)	2.04%	04/01/2037	1,800	1,800,000
				3,120,561

Mississippi–0.22%
Mississippi (State of) Hospital Equipment & Facilities Authority (Baptist Memorial Health Care); Series 2016, RB	5.00%	09/01/2036	7,000	7,105,498
Mississippi (State of) Hospital Equipment & Facilities Authority (Forrest Co. General Hospital); Series 2019 B, Ref. RB	5.00%	01/01/2024	400	404,532
				7,510,030

Missouri–1.71%
Kansas City (City of), MO;
Series 2017 C, Ref. RB	5.00%	09/01/2023	1,500	1,512,886
Series 2017 C, Ref. RB	5.00%	09/01/2024	2,675	2,744,781
Missouri (State of) Health & Educational Facilities Authority; Series 2014 G, VRD RB(g)	2.92%	06/01/2044	7,000	7,000,000
Missouri (State of) Health & Educational Facilities Authority (Coxhealth);
Series 2015 A, Ref. RB	5.00%	11/15/2033	7,535	7,757,800
Series 2015 A, Ref. RB	5.00%	11/15/2039	3,200	3,234,905
Missouri (State of) Health & Educational Facilities Authority (Mercy Health);
Series 2012, RB	4.00%	11/15/2042	690	654,814
Series 2018 A, Ref. RB	5.00%	06/01/2026	120	126,215
Missouri (State of) Health & Educational Facilities Authority (St. Luke’s Health System, Inc.); Series 2016, Ref. RB	5.00%	11/15/2031	2,740	2,864,144
Missouri (State of) Housing Development Commission (First Place Homeownership Loan); Series 2023, RB (CEP - GNMA)	5.75%	05/01/2053	4,200	4,515,299
Missouri (State of) Joint Municipal Electric Utility Commission (Iatan 2);
Series 2014 A, Ref. RB	5.00%	01/01/2032	1,470	1,484,129
Series 2014 A, Ref. RB	5.00%	01/01/2033	2,500	2,523,826
Series 2014 A, Ref. RB	5.00%	01/01/2034	2,000	2,018,243
Missouri (State of) Joint Municipal Electric Utility Commission (Prairie State);
Series 2015 A, Ref. RB	5.00%	06/01/2027	2,600	2,686,700
Series 2015 A, Ref. RB	5.00%	12/01/2027	1,140	1,177,765
North Kansas City School District No. 74 (Missouri Direct Deposit Program); Series 2022, GO Bonds	5.25%	03/01/2038	2,500	2,874,605
Pattonville R-3 School District; Series 2018 A, GO Bonds	5.00%	03/01/2037	2,095	2,174,130
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills);
Series 2012, RB	5.00%	09/01/2032	1,020	1,016,949
Series 2013 A, RB	5.00%	09/01/2023	305	305,162
Tender Option Bond Trust Receipts/Certificates; Series 2018, VRD RB(d)(g)	2.93%	05/15/2041	10,895	10,895,000
				57,567,353

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Nebraska–1.19%
Douglas (County of), NE (Creighton University); Series 2021, Ref. RB (SIFMA Municipal Swap Index + 0.53%)(b)(c)	3.33%	09/01/2026	$7,930	$ 7,835,915
Nebraska (State of) Public Power District; Series 2016 B, Ref. RB	5.00%	01/01/2036	3,500	3,613,132
Omaha (City of), NE; Series 2014, RB	5.00%	11/15/2034	85	87,212
Omaha (City of), NE Public Power District; Series 2015 A, RB	5.00%	02/01/2040	16,000	16,243,717
Public Power Generation Agency (Whelan Energy Center Unit 2);
Series 2015, Ref. RB	5.00%	01/01/2031	6,385	6,533,897
Series 2016 A, Ref. RB	5.00%	01/01/2034	3,250	3,398,208
University of Nebraska Facilities Corp. (The); Series 2019 B, Ref. RB	5.00%	10/01/2024	2,125	2,180,355
				39,892,436

Nevada–0.94%
Clark County School District;
Series 2015 C, Ref. GO Bonds (INS - BAM)(e)	5.00%	06/15/2027	4,000	4,206,680
Series 2022 A, GO Bonds	5.25%	06/15/2035	11,200	12,911,601
Las Vegas Valley Water District;
Series 2015, Ref. GO Bonds	5.00%	06/01/2039	5,000	5,103,900
Series 2016 B, Ref. GO Bonds	5.00%	06/01/2036	3,750	3,921,841
Series 2022 D, GO Bonds	5.00%	06/01/2036	1,855	2,103,854
Sparks (City of), NV (Tourism Improvement District No. 1);
Series 2019 A, Ref. RB(d)	2.50%	06/15/2024	315	306,628
Series 2019 A, Ref. RB(d)	2.75%	06/15/2028	3,235	2,906,666
				31,461,170

New Hampshire–0.59%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	1,813	1,784,614
New Hampshire (State of) Business Finance Authority (Social Bonds);
Series 2022-1A, RB	4.38%	09/20/2036	8,430	8,157,142
Series 2022-2A, RB	4.00%	10/20/2036	6,840	6,389,109
New Hampshire (State of) Health and Education Facilities Authority; Series 2016, Ref. RB	5.50%	06/01/2036	3,250	3,364,413
				19,695,278

New Jersey–4.73%
Dover (Town of), NJ; Series 2023, GO Notes	5.00%	01/24/2024	14,925	15,151,784
New Jersey (State of) Economic Development Authority;
Series 2016 AAA, RB	5.00%	06/15/2035	1,450	1,512,656
Series 2017 A, Ref. RB (INS - BAM)(e)	5.00%	07/01/2027	13,205	14,071,294
New Jersey (State of) Educational Facilities Authority;
Series 2014 A, RB	5.00%	07/01/2032	1,010	1,032,239
Series 2015 D, Ref. RB	5.00%	07/01/2034	2,090	2,158,423
New Jersey (State of) Health Care Facilities Financing Authority (Inspira Health Obligated Group); Series 2016, Ref. RB	5.00%	07/01/2033	1,000	1,044,712
New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group);
Series 2016 A, Ref. RB	5.00%	07/01/2031	5,195	5,531,321
Series 2019 B-1, Ref. RB(b)	5.00%	07/01/2024	5,340	5,434,745
New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds); Series 2022 I, RB	5.00%	10/01/2053	12,000	12,473,556
New Jersey (State of) Transportation Trust Fund Authority;
Series 2005 B, RB (INS - AMBAC)(e)	5.25%	12/15/2023	505	511,740
Series 2010 D, RB	5.25%	12/15/2023	3,305	3,349,108
Series 2013 AA, RB	5.00%	06/15/2036	3,140	3,147,350
Series 2016 A-1, RN	5.00%	06/15/2024	4,500	4,590,060
Series 2016 A-1, RN	5.00%	06/15/2028	1,140	1,199,198
Series 2016, RN	5.00%	06/15/2030	2,025	2,130,518
Series 2018 A, Ref. RB	5.00%	12/15/2025	5,000	5,195,880
Series 2018 A, Ref. RB	5.00%	12/15/2027	2,500	2,696,222
Series 2018 A, Ref. RN	5.00%	06/15/2023	8,500	8,539,082
Series 2018 A, Ref. RN	5.00%	06/15/2024	8,750	8,932,883
Series 2018 A, Ref. RN	5.00%	06/15/2029	5,000	5,263,234
Series 2019, Ref. RB	5.00%	12/15/2027	10,250	11,054,508

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Turnpike Authority;
Series 2005 D-4, RB (INS - AGM)(e)	5.25%	01/01/2026	$5,000	$ 5,281,099
Series 2014 A, RB	5.00%	01/01/2034	13,215	13,505,686
Series 2015 E, RB	5.00%	01/01/2032	3,310	3,425,543
Series 2017 A-1, RB	5.00%	01/01/2034	10,000	10,698,334
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(d)(g)	2.86%	01/01/2052	3,040	3,040,000
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2025	1,000	1,029,911
Series 2018 A, Ref. RB	5.00%	06/01/2033	6,500	6,947,260
				158,948,346

New Mexico–0.42%
Albuquerque Municipal School District No. 12; Series 2017, GO Bonds	5.00%	08/01/2030	1,250	1,327,313
Farmington (City of), NM (San Juan and Four Corners); Series 2010 D, Ref. RB(b)	1.10%	06/01/2023	6,000	5,949,182
Farmington (City of), NM (Southern California Edison); Series 2005 B, Ref. RB	1.80%	04/01/2029	8,000	6,804,955
				14,081,450

New York–9.57%
Hempstead (Town of), NY; Series 2019 B, Ref. GO Bonds	5.00%	08/01/2024	1,215	1,246,493
Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2023	1,185	1,190,645
Series 2017 A, Ref. RB	5.00%	11/01/2024	1,245	1,258,281
Long Island (City of), NY Power Authority;
Series 2014, Ref. RB (1 mo. USD LIBOR + 0.75%)(b)(c)	4.01%	10/01/2023	4,125	4,126,907
Series 2016 B, Ref. RB	5.00%	09/01/2024	2,485	2,553,497
Series 2017, RB	5.00%	09/01/2025	1,000	1,047,422
Metropolitan Transportation Authority;
Series 2014 C, RB	5.00%	11/15/2023	5,000	5,043,510
Series 2016 A, Ref. RB	5.25%	11/15/2034	5,600	5,974,305
Series 2016 C-1, RB	5.00%	11/15/2025	2,125	2,198,512
Subseries 2012 G-1, VRD RB (LOC - Barclays Bank PLC)(g)(h)	1.35%	11/01/2032	13,950	13,950,000
Subseries 2012 G2, Ref. VRD RB (LOC - Td Bank N.A.)(g)(h)	2.75%	11/01/2032	4,855	4,855,000
Subseries 2015 E-1, VRD RB (LOC - Barclays Bank PLC)(g)(h)	1.85%	11/15/2050	14,250	14,250,000
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A2, Ref. RB	5.00%	11/15/2027	9,000	9,265,030
Series 2016 A-2, Ref. RB	5.00%	11/15/2023	1,000	1,008,702
Series 2017 B, Ref. RB	5.00%	11/15/2024	8,905	9,118,138
Series 2017 C-1, Ref. RB	5.00%	11/15/2023	3,000	3,026,106
Series 2020 E, Ref. RB	5.00%	11/15/2027	3,750	3,947,527
Series 2020 E, Ref. RB	5.00%	11/15/2028	4,000	4,232,829
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	1,500	1,284,011
Nassau (County of), NY; Series 2016 C, GO Bonds	5.00%	04/01/2033	5,030	5,252,917
New York & New Jersey (States of) Port Authority; One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	5,000	5,074,025
New York (City of), NY;
Subseries 2015 F-5, VRD GO Bonds(g)	1.85%	06/01/2044	4,655	4,655,000
Subseries 2016 A-1, GO Bonds	5.00%	08/01/2034	3,855	4,047,452
Subseries 2022 B-1, GO Bonds	5.00%	10/01/2036	1,495	1,692,085
Subseries 2022 B-1, GO Bonds	5.25%	10/01/2040	4,500	5,071,615
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(c)(e)	7.28%	03/01/2025	1,025	1,032,480
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(c)(e)	7.29%	03/01/2026	2,725	2,763,165
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(c)(e)	7.30%	03/01/2027	5,500	5,613,226
New York (City of), NY Municipal Water Finance Authority;
Series 2014 BB, RB	5.00%	06/15/2046	10,120	10,147,638
Series 2014 DD, Ref. RB	5.00%	06/15/2036	10,000	10,172,309
Series 2016 CC, Ref. RB	5.00%	06/15/2046	4,000	4,124,392
Series 2018 BB, VRD RB(g)	2.75%	06/15/2051	2,000	2,000,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2014 B-1, RB	5.00%	08/01/2033	$5,000	$ 5,119,130
Series 2014 D1, RB	5.00%	02/01/2039	10,000	10,113,835
Series 2015, RB	5.00%	07/15/2037	1,055	1,077,127
Series 2016 B-1, RB	5.00%	08/01/2036	10,000	10,525,592
Series 2022 A-1, RB	5.00%	08/01/2035	3,500	4,017,139
Series 2022 A-1, RB	5.00%	08/01/2036	4,000	4,546,060
Series 2022 B, Ref. RB	5.25%	11/01/2035	15,000	17,552,791
Subseries 2015 B-1, RB	5.00%	11/01/2037	2,825	2,920,932
New York (State of) Dormitory Authority;
Series 2014 C, RB	5.00%	03/15/2039	2,270	2,298,827
Series 2015 B, RB	5.00%	02/15/2032	1,115	1,152,998
Series 2015 B-B, RB	5.00%	03/15/2035	6,965	7,257,972
New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer); Series 1998, RB (INS - NATL)(e)	5.50%	07/01/2023	1,765	1,778,095
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2024	1,250	1,254,344
Series 2018 A, Ref. RB	5.00%	08/01/2025	3,000	3,038,136
New York (State of) Dormitory Authority (New York University); Series 1998 A, RB (INS - NATL)(e)	5.75%	07/01/2027	1,505	1,587,899
New York (State of) Dormitory Authority (North Shore-Long Island Jewish Obligated Group); Series 2015 A, Ref. RB	5.00%	05/01/2037	1,000	1,022,571
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2019 B-2, RB(b)	5.00%	05/01/2024	4,000	4,036,856
New York (State of) Mortgage Agency (Social Bonds); Series 2021, RB	3.25%	10/01/2051	3,995	3,871,731
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2025	780	806,731
Series 2018 L, Ref. RB	5.00%	01/01/2026	1,000	1,055,710
New York (State of) Utility Debt Securitization Authority;
Series 2016 A, Ref. RB	5.00%	12/15/2033	4,000	4,226,662
Series 2016 A, Ref. RB	5.00%	12/15/2035	7,000	7,351,976
New York City Housing Development Corp. (Sustainability Bonds); Series 2020 I-2, RB (CEP - Federal Housing Administration)(b)	0.70%	05/01/2025	5,000	4,629,300
New York City Housing Development Corp. (Sustainable development Bonds); Series 2022 2B, RB(b)	3.40%	12/22/2026	18,655	18,391,366
New York City Housing Development Corp. (Sustainable Development); Series 2021 F-2, RB (CEP - Federal Housing Administration)(b)	0.60%	07/01/2025	2,000	1,833,378
New York Liberty Development Corp. (Green Bonds) (4 World Trade Center);
Series 2021 A, Ref. RB	0.95%	11/15/2027	3,000	2,508,717
Series 2021 A, Ref. RB	1.20%	11/15/2028	1,000	821,491
Series 2021 A, Ref. RB	1.45%	11/15/2029	2,370	1,923,156
Series 2021 A, Ref. RB	1.70%	11/15/2030	2,200	1,768,674
Series 2021 A, Ref. RB	1.90%	11/15/2031	1,000	798,074
New York State Environmental Facilities Corp.; Series 2015 A, Ref. RB	5.00%	06/15/2034	6,675	6,921,626
New York State Urban Development Corp.; Series 2017 C-2, Ref. RB	5.00%	03/15/2032	1,000	1,093,684
Suffolk Tobacco Asset Securitization Corp.;
Series 2021, Ref. RB	0.45%	06/01/2031	350	346,296
Series 2021, Ref. RB	4.00%	06/01/2050	5,220	5,067,762
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels); Series 2005 A, VRD RB (LOC - Barclays Bank PLC)(g)(h)	2.75%	11/01/2041	15,250	15,250,000
TSASC, Inc.;
Series 2017 A, Ref. RB	5.00%	06/01/2024	4,500	4,570,371
Series 2017 A, Ref. RB	5.00%	06/01/2025	5,000	5,127,645
Westchester County Local Development Corp.; Series 2021, Ref. RB(d)	2.88%	07/01/2026	3,070	2,931,202
				321,819,075

North Carolina–1.56%
Charlotte-Mecklenburg Hospital Authority (The) (Carolinas Health Care Systems); Series 2013 A, Ref. RB	5.00%	01/15/2039	9,540	9,231,123
Columbus (County of), NC Industrial Facilities & Pollution Control Financing Authority (International Paper Co.); Series 2019, Ref. RB(b)	2.00%	10/01/2024	850	815,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
North Carolina–(continued)
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group);
Series 2004 A, VRD RB(g)	2.70%	11/01/2034	$17,000	$ 17,000,000
Series 2013, Ref. RB	5.00%	11/01/2046	4,260	4,261,206
North Carolina (State of) Medical Care Commission (Wake Forest Baptist Obligated Group); Series 2012 A, RB	4.00%	12/01/2045	230	222,055
North Carolina (State of) Municipal Power Agency No. 1 (Catawba); Series 2015 A, Ref. RB	5.00%	01/01/2028	1,615	1,703,202
North Carolina (State of) Turnpike Authority;
Series 2017, Ref. RB (INS - AGM)(e)	5.00%	01/01/2026	1,350	1,412,476
Series 2020 B, RB(a)	5.00%	02/01/2024	17,645	17,896,746
				52,542,101

Ohio–2.49%
Akron, Bath & Copley Joint Township Hospital District (Children’s Hospital Medical Center); Series 2013, RB(a)(b)	5.00%	05/15/2023	5,695	5,714,625
American Municipal Power, Inc. (Prairie State Energy);
Series 2015 A, Ref. RB	5.00%	02/15/2029	2,500	2,536,210
Series 2015 A, Ref. RB	5.00%	02/15/2039	4,000	4,028,015
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Euclid Avenue Development Corp.); Series 2014, Ref. RB	5.00%	08/01/2039	3,010	3,044,933
Franklin (County of), OH (CHE Trinity Health Credit Group); Series 2013, VRD RB(g)	2.50%	12/01/2046	10,000	9,986,626
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2016, Ref. RB	5.00%	11/01/2033	2,610	2,807,173
Franklin (County of), OH (OhioHealth Corp.); Series 2011 B, Ref. RB(b)	5.00%	05/15/2023	4,685	4,698,549
Greater Cincinnati (Port of), OH Development Authority (IPS Cincinnati LLC); Series 2021, RB(b)	4.38%	06/15/2026	1,500	1,435,465
Miami University (A State University of Ohio);
Series 2014, Ref. RB	5.00%	09/01/2023	1,465	1,477,730
Series 2017, Ref. RB	5.00%	09/01/2023	1,995	2,012,335
Ohio (State of);
Series 2017 A, GO Bonds	5.00%	09/01/2036	5,000	5,073,777
Series 2019 A, GO Bonds	5.00%	05/01/2036	6,000	6,383,012
Ohio (State of) (Cleveland Clinic Health System Obligated Group); Series 2017, Ref. RB	5.00%	01/01/2026	1,205	1,267,102
Ohio (State of) (University Hospitals Health System, Inc.); Series 2016, Ref. RB	5.00%	01/15/2036	2,500	2,573,164
Ohio (State of) Air Quality Development Authority (Duke Energy Corp.); Series 2020 B, Ref. RB(b)	4.00%	06/01/2027	10,000	9,923,909
Ohio (State of) Air Quality Development Authority (Ohio Valley Electric Corp.);
Series 2014, RB(b)	2.40%	10/01/2029	4,500	3,922,173
Series 2019 A, Ref. PCR	3.25%	09/01/2029	7,500	6,817,859
Ohio (State of) Higher Educational Facility Commission;
Series 2015, Ref. RB	5.00%	07/01/2041	2,500	2,550,656
Series 2017, RB	5.00%	07/01/2042	1,505	1,560,042
Ohio (State of) Higher Educational Facility Commission (University of Dayton);
Series 2015 A, Ref. RB	5.00%	12/01/2036	2,135	2,205,651
Series 2022 B, Ref. RB	5.00%	02/01/2024	1,425	1,445,974
Ohio (State of) Housing Finance Agency;
Series 2017 A, RB (CEP - GNMA)	4.10%	03/01/2042	540	526,796
Series 2018 A, RB (CEP - GNMA)	4.00%	09/01/2048	785	769,215
Warren (County of), OH Port Authority (Corridor 75 Park); Series 2022 B, RB	4.75%	12/01/2034	1,095	1,099,519
				83,860,510

Oklahoma–0.03%
Oklahoma (State of) Turnpike Authority; Second Series 2017 C, RB	5.00%	01/01/2035	1,000	1,071,449

Oregon–1.06%
Multnomah (County of), OR; Series 2017, GO Bonds	5.00%	06/01/2023	6,960	6,991,918
Multnomah (County of), OR Hospital Facilities Authority (Green Bonds);
Series 2021 B, Ref. RB	1.20%	06/01/2028	1,100	928,756
Series 2021 B2, Ref. RB	0.95%	06/01/2027	2,835	2,462,810
Oregon (State of) Department of Transportation;
Series 2017 C, Ref. RB	5.00%	11/15/2025	3,525	3,711,975
Series 2017 C, Ref. RB	5.00%	11/15/2026	2,000	2,150,892
Oregon (State of) Lottery;
Series 2022 A, RB	5.00%	04/01/2035	2,815	3,261,491
Series 2022 A, RB	5.00%	04/01/2036	4,800	5,501,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon–(continued)
Oregon Health & Science University; Series 2016 B, Ref. RB	5.00%	07/01/2036	$3,270	$ 3,381,675
Portland (City of), OR; Series 2020 A, Ref. RB	5.00%	05/01/2035	1,740	1,948,214
Salem-Keizer School District No. 24J; Series 2009 B, GO Bonds (CEP - Oregon School Bond Guaranty)(f)	0.00%	06/15/2023	2,500	2,476,463
Washington & Multnomah Counties School District No. 48J Beaverton; Series 2017 D, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	06/15/2035	2,170	2,308,864
Yamhill (County of), OR Hospital Authority (Friendsview); Series 2021 B-2, RB	2.13%	11/15/2027	500	443,689
				35,568,463

Pennsylvania–4.15%
Allegheny (County of), PA; Series 2000 C51, VRD GO Bonds (LOC - PNC Bank N.A.)(g)(h)	2.80%	05/01/2027	755	755,000
Allegheny (County of), PA Higher Education Building Authority (Carnegie Mellon University); Series 2022, Ref. RB (SOFR + 0.29%)(b)(c)	3.48%	02/01/2033	1,000	967,303
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018, Ref. RB	5.00%	04/01/2033	3,800	4,058,064
Canon Mcmillan School District; Series 2014 D, GO Bonds (INS - BAM)(e)	5.00%	12/15/2037	3,000	3,054,018
Commonwealth Financing Authority;
Series 2015 A, RB	5.00%	06/01/2034	6,000	6,168,628
Series 2018, RB	5.00%	06/01/2025	5,500	5,668,967
Series 2018, RB	5.00%	06/01/2026	2,000	2,094,781
Delaware (State of) River Port Authority;
Series 2013, RB	5.00%	01/01/2037	3,500	3,547,538
Series 2013, RB	5.00%	01/01/2040	25,750	26,054,769
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2008 D, VRD RB (LOC - JP Morgan Chase Bank N.A.)(g)(h)	2.05%	07/01/2034	4,380	4,380,000
Lancaster (County of), PA Hospital Authority (University of Pennsylvania); Series 2016 A, Ref. RB	5.00%	08/15/2042	4,775	4,907,476
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University);
Series 2018 A, Ref. RB	5.00%	09/01/2023	1,050	1,057,209
Series 2018 A, Ref. RB	5.00%	09/01/2024	1,000	1,019,180
Pennsylvania (Commonwealth of);
First Series 2016, Ref. GO Bonds	5.00%	09/15/2026	5,000	5,358,356
Series 2018 A, Ref. COP	5.00%	07/01/2023	500	502,664
Series 2018 A, Ref. COP	5.00%	07/01/2025	500	520,722
Pennsylvania (Commonwealth of) Economic Development Financing Authority; Series 2013, RB	5.00%	07/01/2033	1,405	1,408,030
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.00%	09/01/2039	5,000	5,084,131
Pennsylvania (Commonwealth of) Housing Finance Agency (Social Bonds); Series 2021, Ref. RB	3.00%	10/01/2051	9,544	9,248,896
Pennsylvania (Commonwealth of) Public School Building Authority (Delaware County Community college); Series 2023, RB (INS - BAM)(e)	4.13%	10/01/2048	5,005	4,680,080
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2011 A, RB	5.00%	12/01/2023	1,500	1,518,075
Series 2016 B, Ref. RB	5.00%	06/01/2033	1,345	1,410,660
Series 2016, Ref. RB	5.00%	12/01/2033	2,000	2,144,489
Series 2016, Ref. RB	5.00%	12/01/2034	2,525	2,686,895
Series 2019 A, RB	5.00%	12/01/2029	2,000	2,239,033
Series 2019, Ref. VRD RB (LOC - Td Bank N.A.)(g)(h)	2.78%	12/01/2038	5,000	5,000,000
Series 2020, Ref. VRD RB (LOC - TD Bank, N.A.)(g)(h)	2.78%	12/01/2039	11,275	11,275,000
Series 2022 A, Ref. RB	5.00%	12/01/2035	1,500	1,696,077
Series 2022 A, Ref. RB	5.00%	12/01/2036	1,455	1,626,921
Pennsylvania State University (The); Series 2015 B, Ref. RB	5.00%	09/01/2034	1,000	1,039,838
Philadelphia (City of), PA; Series 2015, Ref. RB	5.00%	08/01/2023	4,000	4,023,519
Pocono Mountains Industrial Park Authority (St. Luke’s Hospital-Monroe); Series 2015, RB	5.00%	08/15/2040	11,875	11,987,778
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(d)(g)	2.83%	06/01/2044	2,500	2,500,000
				139,684,097

Puerto Rico–1.65%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	60	60,020
Series 2002, RB	5.50%	05/15/2039	7,000	7,000,407
Series 2002, RB	5.63%	05/15/2043	900	909,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of);
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	$12,497	$ 12,532,908
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	10,233	10,390,154
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2020 A, Ref. RB(d)	4.00%	07/01/2023	1,800	1,799,723
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(e)	5.00%	07/01/2025	300	300,283
Series 2005 RR, RB (INS - SGI)(e)	5.00%	07/01/2026	4,000	4,015,480
Series 2005 SS, Ref. RB (INS - NATL)(e)	5.00%	07/01/2024	5,645	5,650,329
Series 2005 SS, Ref. RB (INS - NATL)(e)	5.00%	07/01/2025	355	355,335
Series 2007 TT, RB (INS - NATL)(e)	5.00%	07/01/2023	225	225,000
Series 2007 TT, RB (INS - NATL)(e)	5.00%	07/01/2026	270	270,255
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(f)	0.00%	07/01/2024	7,603	7,167,489
Series 2018 A-1, RB(f)	0.00%	07/01/2027	5,752	4,715,019
				55,391,450

Rhode Island–0.62%
Rhode Island Health and Educational Building Corp. (University of Rhode Island - Auxiliary Enterprise); Series 2009 B, RB (INS - AGC)(e)	5.25%	09/15/2029	1,100	1,100,745
Tobacco Settlement Financing Corp.;
Series 2015 A, Ref. RB	5.00%	06/01/2026	1,145	1,170,528
Series 2015 A, Ref. RB	5.00%	06/01/2027	6,810	6,966,647
Series 2015 B, Ref. RB	4.50%	06/01/2045	11,835	11,609,941
				20,847,861

South Carolina–0.90%
Coastal Carolina University; Series 2014, RB	5.00%	06/01/2034	1,355	1,386,318
Patriots Energy Group Financing Agency; Series 2018 A, RB(b)	4.00%	02/01/2024	8,750	8,774,931
SCAGO Educational Facilities Corp. for Pickens School District; Series 2015, Ref. RB	5.00%	12/01/2026	2,250	2,342,313
South Carolina (State of) Jobs-Economic Development Authority; Series 2020, RB(b)	5.00%	10/01/2025	5,000	5,161,972
South Carolina (State of) Jobs-Economic Development Authority (AnMed Health); Series 2018 A, Ref. RB	5.00%	05/01/2025	1,500	1,544,040
South Carolina (State of) Jobs-Economic Development Authority (Prisma Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	05/01/2024	1,000	1,015,942
Series 2018 C, VRD RB(g)	3.39%	05/01/2048	10,000	10,000,000
				30,225,516

South Dakota–0.18%
South Dakota Conservancy District;
Series 2014, RB	5.00%	08/01/2031	3,020	3,094,904
Series 2014, RB	5.00%	08/01/2032	2,765	2,832,422
				5,927,326

Tennessee–2.81%
Greeneville (Town of), TN Health & Educational Facilities Board (Ballad Health Obligated Group);
Series 2018 A, Ref. RB	5.00%	07/01/2023	1,800	1,806,732
Series 2018 A, Ref. RB	5.00%	07/01/2034	3,695	3,701,508
Metropolitan Nashville Airport Authority (The); Series 2015 A, RB	5.00%	07/01/2045	4,000	4,094,415
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center); Series 2016 A, RB	5.00%	07/01/2035	20,330	21,066,493
Shelby (County of), TN Health, Educational & Housing Facilities Board (Methodist Le Bonheur Healthcare); Series 2017 A, RB	5.00%	05/01/2024	1,840	1,873,341
Tennessee Energy Acquisition Corp.;
Series 2006 A, RB	5.25%	09/01/2023	39,950	40,116,280
Series 2017 A, RB(a)(b)	4.00%	05/15/2023	13,215	13,230,715
Series 2018, RB(b)	4.00%	11/01/2025	3,420	3,418,001
Tennessee Housing Development Agency (Social Bonds); Series 2022, RB	5.50%	01/01/2053	4,750	5,041,471
				94,348,956

Texas–13.01%
Arlington Higher Education Finance Corp. (Basis Texas Charter School); Series 2021, RB(b)(d)	4.50%	06/15/2026	1,400	1,340,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Aubrey Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2035	$1,600	$ 1,839,432
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2036	2,250	2,553,178
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2037	2,550	2,863,537
Austin (City of), TX;
Series 2012, RB	4.00%	11/15/2037	300	299,988
Series 2017, Ref. RB	5.00%	11/15/2031	1,000	1,065,549
Series 2022, Ref. RB	5.00%	11/15/2034	825	960,287
Series 2022, Ref. RB	5.00%	11/15/2035	1,250	1,436,858
Series 2022, Ref. RB	5.00%	11/15/2036	1,500	1,708,819
Series 2022, Ref. RB	5.00%	11/15/2037	1,250	1,413,717
Series 2022, Ref. RB	5.00%	11/15/2038	1,750	1,971,878
Austin Convention Enterprises, Inc.;
Series 2017, Ref. RB	5.00%	01/01/2025	500	503,020
Series 2017, Ref. RB	5.00%	01/01/2025	400	397,503
Austin Independent School District;
Series 2022 B, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/01/2032	2,080	2,440,814
Series 2023, GO Bonds	5.00%	08/01/2037	2,250	2,557,857
Series 2023, GO Bonds	5.00%	08/01/2038	2,000	2,261,843
Bridge City Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2035	2,385	2,730,222
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2036	1,610	1,821,356
Central Texas Regional Mobility Authority; Series 2021 B, RB	5.00%	01/01/2033	1,225	1,364,091
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	5.00%	08/15/2023	200	201,021
Crockett County Consolidated Common School District No. 1; Series 2023, GO Bonds (INS - AGM)(e)	5.00%	08/15/2037	1,695	1,720,039
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport);
Series 2013 D, Ref. RB	5.00%	11/01/2033	1,000	1,010,744
Series 2022 B, Ref. RB	5.00%	11/01/2035	1,000	1,132,636
Series 2022 B, Ref. RB	5.00%	11/01/2038	4,500	4,994,405
Denton (City of), TX; Series 2017, RB	5.00%	12/01/2035	3,240	3,401,953
Dickinson Independent School District; Series 2000, Ref. GO Bonds (CEP - Texas Permanent School Fund)	6.00%	02/15/2028	8,590	9,401,319
El Paso (City of), TX; Series 2019 B, Ref. RB	5.00%	03/01/2024	1,205	1,227,293
Forney Independent School District;
Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	2,000	2,263,987
Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2037	2,000	2,250,938
Frisco (City of), TX; Series 2018, GO Bonds	5.00%	02/15/2024	1,800	1,832,350
Frisco Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2025	2,500	2,616,689
Galveston Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2037	1,750	1,935,804
Garland (City of), TX; Series 2016 B, RB	5.00%	03/01/2034	1,000	1,056,220
Grand Parkway Transportation Corp. (TELA Supported); Series 2018 B, RB(b)	5.00%	10/01/2023	5,000	5,042,176
Harris (County of), TX;
Series 2015 A, Ref. GO Bonds	5.00%	10/01/2031	4,555	4,766,605
Series 2015 A, Ref. GO Bonds	5.00%	10/01/2036	3,855	3,984,684
Series 2016 A, Ref. RB	5.00%	08/15/2034	1,685	1,779,829
Harris (County of), TX Metropolitan Transit Authority; Series 2017 B, Ref. RB	5.00%	11/01/2025	3,040	3,196,124
Harris County Cultural Education Facilities Finance Corp.;
Series 2017, Ref. RB	5.00%	11/15/2033	3,675	3,987,324
Series 2019 A, Ref. RB (1 mo. USD LIBOR + 0.65%)(b)(c)	3.91%	07/01/2024	8,000	8,018,949
Harris County Flood Control District;
Series 2022 A, GO Bonds	5.00%	10/01/2034	3,000	3,501,448
Series 2022 A, GO Bonds	5.00%	10/01/2035	2,600	2,991,172
Series 2022 A, GO Bonds	5.25%	10/01/2036	2,100	2,428,813
Series 2022 A, GO Bonds	5.25%	10/01/2037	2,500	2,869,816
Hays Consolidated Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2037	1,000	1,006,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Houston (City of), TX;
Series 2004 B-6, Ref. VRD RB (LOC - Sumitomo Mitsui Banking)(g)(h)	2.82%	05/15/2034	$150	$ 150,000
Series 2015 A, Ref. RB	5.00%	11/15/2036	41,290	43,034,280
Series 2017 A, Ref. GO Bonds	5.00%	03/01/2029	6,000	6,493,650
Houston Independent School District; Series 2016 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2025	3,750	3,886,449
Lamar Consolidated Independent School District;
Series 2023, GO Bonds	5.00%	02/15/2036	3,000	3,415,200
Series 2023, GO Bonds	5.00%	02/15/2037	2,000	2,238,566
Series 2023, GO Bonds	5.00%	02/15/2038	1,750	1,939,393
Leander Independent School District; Series 2014 D, Ref. GO Bonds(a)(f)	0.00%	08/15/2027	5,675	4,857,668
Lower Colorado River Authority;
Series 2013, Ref. RB	5.00%	05/15/2039	5,000	5,005,664
Series 2015, Ref. RB	5.00%	05/15/2040	3,770	3,838,525
New Hope Cultural Education Facilities Finance Corp. (Jubilee Academic Center);
Series 2021, Ref. RB(d)	4.00%	08/15/2026	660	638,886
Series 2021, Ref. RB(d)	4.00%	08/15/2027	520	500,060
Series 2021, Ref. RB(d)	4.00%	08/15/2028	540	515,982
Series 2021, Ref. RB(d)	4.00%	08/15/2030	1,405	1,325,972
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The)); Series 2022 B3, RB	4.25%	10/01/2026	3,500	3,464,414
North East Texas Regional Mobility Authority; Series 2016, RB	5.00%	01/01/2026	1,870	1,895,810
North Texas Tollway Authority;
Series 2015 A, Ref. RB	5.00%	01/01/2035	7,000	7,227,037
Series 2019 B, Ref. RB	5.00%	01/01/2024	2,000	2,028,086
Pasadena Independent School District; Series 2018, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2039	1,075	1,150,058
Pearland (City of), TX;
Series 2020, Ref. GO Bonds	5.00%	03/01/2024	1,010	1,027,688
Series 2022 B, GO Bonds	5.00%	03/01/2030	1,970	2,089,480
Permanent University Fund - University of Texas System; Series 2014, RB	5.00%	07/01/2041	50,000	50,167,175
Plano Independent School District;
Series 2023, GO Bonds	5.00%	02/15/2036	1,650	1,887,288
Series 2023, GO Bonds	5.00%	02/15/2037	3,300	3,745,004
Series 2023, GO Bonds	5.00%	02/15/2038	2,850	3,218,272
Port Arthur (Port of), TX Navigation District; Series 2010, VRD RB(g)	3.67%	11/01/2040	11,825	11,825,000
Pottsboro Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2040	1,200	1,334,831
San Antonio (City of), TX;
Series 2014, RB	5.00%	02/01/2031	2,550	2,587,533
Series 2017, RB	5.00%	02/01/2033	1,000	1,084,631
San Antonio Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2034	1,400	1,631,892
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	08/15/2036	2,750	3,128,190
Sienna Management District;
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2029	535	478,685
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2030	555	487,742
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2031	575	495,219
Series 2021, GO Bonds (INS - BAM)(e)	2.00%	10/15/2032	595	501,511
Spring Branch Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2035	2,000	2,285,618
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2036	2,565	2,900,021
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2037	2,000	2,244,045
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/01/2038	2,250	2,511,829
Spring Independent School District;
Series 2023, GO Bonds	5.00%	08/15/2036	3,070	3,515,090
Series 2023, GO Bonds	5.00%	08/15/2037	3,100	3,516,422
Series 2023, GO Bonds	5.00%	08/15/2038	6,310	7,120,369
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2018 A, Ref. RB	5.00%	07/01/2024	1,850	1,885,966
Tarrant County Cultural Education Facilities Finance Corp. (Texas Health Resources System);
Series 2012 B, VRD RB(g)	2.80%	11/15/2047	16,615	16,615,000
Series 2016 A, Ref. RB	5.00%	02/15/2041	19,835	20,347,852

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Texas (State of);
Series 2015 B, Ref. GO Bonds	5.00%	10/01/2036	$25,000	$ 26,022,590
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2023	5,000	5,051,970
Series 2022 B, Ref. GO Bonds	5.00%	08/01/2038	3,100	3,205,401
Texas (State of) (Water Financial Assistance);
Series 2022 B, Ref. GO Bonds	5.00%	08/01/2039	7,680	7,924,941
Series 2022 B, Ref. GO Bonds	5.00%	08/01/2041	2,700	2,775,406
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2012 A, Ref. RB	4.00%	08/15/2038	350	330,634
Series 2015 C, Ref. RB	5.00%	08/15/2031	14,275	14,541,741
Series 2015 C, Ref. RB	5.00%	08/15/2033	5,000	5,088,162
Texas (State of) Water Development Board (State Water Implementation Fund); Series 2015, RB	5.00%	10/15/2031	2,875	3,007,234
Texas Municipal Gas Acquisition & Supply Corp. I; Series 2008 D, RB	6.25%	12/15/2026	12,075	12,604,147
Texas State University Board of Regents; Series 2017 A, Ref. RB	5.00%	03/15/2023	2,150	2,151,424
Trinity River Authority; Series 2017, Ref. RB	5.00%	08/01/2034	1,200	1,287,615
West Travis County Public Utility Agency; Series 2017, Ref. RB (INS - BAM)(e)	5.00%	08/15/2030	1,000	1,085,778
				437,463,612

Utah–0.38%
Grand (County of), UT School District Local Building Authority; Series 2019, RB (INS - AGM)(e)	5.00%	12/15/2038	2,040	2,103,496
Salt Lake City (City of), UT; Series 2017 B, RB	5.00%	07/01/2042	1,100	1,136,699
Utah (State of) Building Ownership Authority (Master Lease Program); Series 2022, RB	5.00%	05/15/2036	2,735	3,136,483
Utah Telecommunication Open Infrastructure Agency;
Series 2022, Ref. RB	5.25%	06/01/2033	1,000	1,161,384
Series 2022, Ref. RB	5.25%	06/01/2034	1,000	1,154,898
Series 2022, Ref. RB	5.25%	06/01/2035	1,000	1,144,240
Series 2022, Ref. RB	5.25%	06/01/2037	2,770	3,116,251
				12,953,451

Vermont–0.03%
Vermont (State of) Educational & Health Buildings Financing Agency (University of Vermont Medical Center (The)); Series 2016 A, Ref. RB	5.00%	12/01/2032	1,120	1,174,310

Virgin Islands–0.15%
Virgin Islands (Government of) Public Finance Authority (Garvee);
Series 2015, RB(d)	5.00%	09/01/2023	1,750	1,757,722
Series 2015, RB(d)	5.00%	09/01/2024	1,650	1,672,510
Series 2015, RB(d)	5.00%	09/01/2025	1,500	1,509,982
				4,940,214

Virginia–0.67%
Chesapeake Bay Bridge & Tunnel District; Series 2019, RAN	5.00%	11/01/2023	6,360	6,420,690
Fairfax (County of), VA Industrial Development Authority (Inova Health System); Series 2018 B-2, Ref. RB(b)	5.00%	05/15/2023	3,825	3,836,375
Hampton (City of), VA Roads Transportation Accountability Commission; Series 2021 A, RB	5.00%	07/01/2026	5,000	5,313,698
Stafford (County of) & Staunton (City of), VA Industrial Development Authority; Series 2008 B, RB	6.50%	08/01/2028	930	931,654
Virginia (Commonwealth of) Housing Development Authority; Subseries 2012 C-2, RB	3.45%	04/01/2038	4,255	4,033,212
York (County of), VA Economic Development Authority (Virginia Electic & Power Co.); Series 2009 A, PCR(b)	1.90%	06/01/2023	2,000	1,988,539
				22,524,168

Washington–4.61%
Chelan County Public Utility District No. 1; Series 2008 B, Ref. VRD RB(g)	2.75%	07/01/2032	135	135,000
Energy Northwest (Columbia Generating Station);
Series 2014, Ref. RB	5.00%	07/01/2031	8,150	8,354,461
Series 2022, Ref. RB	5.00%	07/01/2033	16,300	19,178,029
King County School District No. 401 Highline; Series 2022 B, Ref. GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	12/01/2025	5,400	5,684,580
Seattle (Port of), WA; Series 2017, GO Bonds	5.00%	01/01/2036	4,000	4,229,994

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                    Invesco Limited Term Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of);
Series 1998 C, GO Bonds	5.50%	07/01/2023	$985	$ 992,734
Series 2013 A, GO Bonds	5.00%	08/01/2035	3,265	3,286,351
Series 2013 A, GO Bonds	5.00%	08/01/2036	2,750	2,765,830
Series 2013 B, GO Bonds	5.00%	08/01/2033	2,005	2,020,348
Series 2015 B, GO Bonds	5.00%	02/01/2039	1,575	1,610,984
Series 2016 C, GO Bonds	5.00%	02/01/2035	4,000	4,174,846
Series 2016 C, GO Bonds	5.00%	02/01/2036	1,425	1,482,067
Series 2017 A, COP	5.00%	07/01/2033	2,100	2,260,581
Series 2019 C, GO Bonds	5.00%	02/01/2024	3,760	3,824,536
Washington (State of) (Bid Group 2); Series 2022 A-2, GO Bonds	5.00%	08/01/2039	10,000	11,148,283
Washington (State of) Health Care Facilities Authority;
Series 2015 A, RB	5.00%	08/15/2034	2,170	2,223,921
Series 2015, Ref. RB	5.00%	10/01/2038	10,790	11,078,850
Washington (State of) Health Care Facilities Authority (Catholic Health Initiatives); Series 2013, RB (SIFMA Municipal Swap Index + 1.40%)(b)(c)	4.20%	01/01/2025	5,650	5,667,066
Washington (State of) Health Care Facilities Authority (Commonspirit Health);
Series 2019 B-1, Ref. RB(b)	5.00%	08/01/2024	11,685	11,851,713
Series 2019 B-3, Ref. RB(b)	5.00%	08/01/2026	1,010	1,044,785
Washington (State of) Health Care Facilities Authority (Providence Health & Services);
Series 2012 A, RB	5.00%	10/01/2032	1,940	1,949,144
Series 2012 A, RB	4.00%	10/01/2034	17,500	17,321,719
Series 2012 A, RB	4.25%	10/01/2040	2,450	2,436,313
Series 2012 A, RB	5.00%	10/01/2042	26,650	25,591,294
Washington (State of) Housing Finance Commission (Social Certificates); Series 2021-1A, Revenue Ctfs.	3.50%	12/20/2035	2,372	2,172,100
Washington (State of) Tobacco Settlement Authority; Series 2018, Ref. RB	5.00%	06/01/2023	2,500	2,512,530
				154,998,059

West Virginia–0.05%
West Virginia (State of) State School Building Authority; Series 2016 A, RB	5.00%	07/01/2027	1,595	1,663,297

Wisconsin–1.12%
Southern Door County School District; Series 2023 A, GO Bonds	5.00%	03/01/2024	1,405	1,428,635
Wisconsin (State of); Series 2017 B, Ref. RB(a)(b)	5.00%	05/01/2026	5,000	5,302,376
Wisconsin (State of) Department of Transportation; Series 2017-1, Ref. RB	5.00%	07/01/2025	3,790	3,954,024
Wisconsin (State of) Health & Educational Facilities Authority (Advocate Aurora Health Credit Group); Series 2018 B-3, Ref. RB(b)	5.00%	01/31/2024	2,495	2,530,597
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Health Credit Group); Series 2016 A, Ref. RB	5.00%	11/15/2039	3,745	3,854,754
Wisconsin (State of) Health & Educational Facilities Authority (Ascension Senior Credit Group); Series 2016, Ref. RB	5.00%	11/15/2036	5,000	5,169,874
Wisconsin (State of) Health & Educational Facilities Authority (Mercy Alliance); Series 2012, RB	5.00%	06/01/2032	1,000	1,000,201
Wisconsin (State of) Health & Educational Facilities Authority (Prohealth Care Obligated Group); Series 2015, Ref. RB	5.00%	08/15/2039	1,535	1,547,924
Wisconsin (State of) Health & Educational Facilities Authority (Thedacare, Inc.); Series 2015, Ref. RB	5.00%	12/15/2034	8,600	8,808,258
Wisconsin (State of) Public Finance Authority (Barton College); Series 2018 A, RB	5.00%	03/01/2028	1,335	1,330,494
Wisconsin Rapids School District; Series 2020, Ref. GO Bonds	5.00%	04/01/2024	1,640	1,671,359
WPPI Energy; Series 2014 A, Ref. RB	5.00%	07/01/2031	1,000	1,016,178
				37,614,674
TOTAL INVESTMENTS IN SECURITIES(i)–98.13% (Cost $3,310,987,272)				3,299,076,257
OTHER ASSETS LESS LIABILITIES–1.87%				62,784,278
NET ASSETS–100.00%				$3,361,860,535

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                    Invesco Limited Term Municipal Income Fund

Investment Abbreviations:

AGC	– Assured Guaranty Corp.
AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
COP	– Certificates of Participation
CPI	– Consumer Price Index
Ctfs.	– Certificates
FGIC	– Financial Guaranty Insurance Company
FHLMC	– Federal Home Loan Mortgage Corp.
GNMA	– Government National Mortgage Association
GO	– General Obligation
INS	– Insurer
LIBOR	– London Interbank Offered Rate
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RAN	– Revenue Anticipation Notes
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
SIFMA	– Securities Industry and Financial Markets Association
SOFR	– Secured Overnight Financing Rate
USD	– U.S. Dollar
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(b)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $129,516,893, which represented 3.85% of the Fund’s Net Assets.

(e)	Principal and/or interest payments are secured by the bond insurance company listed.
(f)	Zero coupon bond issued at a discount.
(g)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                    Invesco Limited Term Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $3,310,987,272)	$3,299,076,257

Cash	53,813,139

Receivable for:
Investments sold	4,596,774

Fund shares sold	3,205,008

Interest	34,699,669

Investment for trustee deferred compensation and retirement plans	160,916

Other assets	172,359

Total assets	3,395,724,122

Liabilities:
Payable for:
Investments purchased	25,847,638

Dividends	2,535,566

Fund shares reacquired	4,306,599

Accrued fees to affiliates	873,233

Accrued trustees’ and officers’ fees and benefits	3,623

Accrued other operating expenses	114,276

Trustee deferred compensation and retirement plans	182,652

Total liabilities	33,863,587

Net assets applicable to shares outstanding	$3,361,860,535

Net assets consist of:
Shares of beneficial interest	$3,483,064,636

Distributable earnings (loss)	(121,204,101)

$3,361,860,535

Net Assets:
Class A	$1,370,337,015

Class A2	$31,001,090

Class C	$59,566,599

Class Y	$1,272,666,562

Class R5	$773,661

Class R6	$627,515,608

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	125,239,407

Class A2	2,831,746

Class C	5,445,941

Class Y	116,369,742

Class R5	70,707

Class R6	57,383,953

Class A:
Net asset value per share	$10.94

Maximum offering price per share (Net asset value of $10.94 ÷ 97.50%)	$11.22

Class A2:
Net asset value per share	$10.95

Maximum offering price per share (Net asset value of $10.95 ÷ 99.00%)	$11.06

Class C:
Net asset value and offering price per share	$10.94

Class Y:
Net asset value and offering price per share	$10.94

Class R5:
Net asset value and offering price per share	$10.94

Class R6:
Net asset value and offering price per share	$10.94

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                    Invesco Limited Term Municipal Income Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$90,863,311

Expenses:
Advisory fees	7,491,964

Administrative services fees	489,456

Custodian fees	22,623

Distribution fees:
Class A	3,577,792

Class C	658,535

Transfer agent fees – A, A2, C and Y	2,183,801

Transfer agent fees – R5	833

Transfer agent fees – R6	91,699

Trustees’ and officers’ fees and benefits	37,518

Registration and filing fees	297,803

Reports to shareholders	133,612

Professional services fees	92,290

Other	21,335

Total expenses	15,099,261

Less: Expense offset arrangement(s)	(776)

Net expenses	15,098,485

Net investment income	75,764,826

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(1,552,529))	(73,874,545)

Futures contracts	3,128,237

(70,746,308)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(36,854,818)

Net realized and unrealized gain (loss)	(107,601,126)

Net increase (decrease) in net assets resulting from operations	$(31,836,300)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                    Invesco Limited Term Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$75,764,826	$37,689,408

Net realized gain (loss)	(70,746,308)	(4,033,534)

Change in net unrealized appreciation (depreciation)	(36,854,818)	(67,865,454)

Net increase (decrease) in net assets resulting from operations	(31,836,300)	(34,209,580)

Distributions to shareholders from distributable earnings:
Class A	(26,214,372)	(16,576,712)

Class A2	(700,506)	(437,466)

Class C	(694,440)	(301,546)

Class Y	(26,580,592)	(14,825,059)

Class R5	(20,966)	(26,808)

Class R6	(12,822,128)	(6,208,921)

Total distributions from distributable earnings	(67,033,004)	(38,376,512)

Share transactions–net:
Class A	(91,063,894)	124,652,584

Class A2	(883,564)	800,326

Class C	(13,982,439)	(18,463,222)

Class Y	145,027,863	197,231,452

Class R5	(1,016,059)	(290,816)

Class R6	123,914,625	183,378,997

Net increase in net assets resulting from share transactions	161,996,532	487,309,321

Net increase in net assets	63,127,228	414,723,229

Net assets:
Beginning of year	3,298,733,307	2,884,010,078

End of year	$3,361,860,535	$3,298,733,307

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                    Invesco Limited Term Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

											Supplemental
											ratio of
											expenses
									Ratio of	Ratio of	to average
									expenses	expenses	net assets
			Net gains						to average	to average net	with fee waivers
			(losses)						net assets	assets without	(excluding	Ratio of net
	Net asset		on securities		Dividends				with fee waivers	fee waivers	interest,	investment
	value,	Net	(both	Total from	from net	Net asset		Net assets,	and/or	and/or	facilities and	income
	beginning	investment	realized and	investment	investment	value, end		end of period	expenses	expenses	maintenance	to average	Portfolio
	of period	income(a)	unrealized)	operations	income	of period	Total return (b)	(000’s omitted)	absorbed	absorbed	fees)	net assets	turnover (c)
Class A
Year ended 02/28/23	$11.28	$0.23	$(0.37)	$(0.14)	$(0.20)	$10.94	(1.21)%	$1,370,337	0.58%	0.58%	–%	2.12%	96%
Year ended 02/28/22	11.52	0.12	(0.23)	(0.11)	(0.13)	11.28	(1.00)	1,505,388	0.62	0.62	0.58	1.05	23
Year ended 02/28/21	11.52	0.19	0.01	0.20	(0.20)	11.52	1.75	1,414,161	0.62	0.62	0.61	1.65	19
Year ended 02/29/20	11.25	0.22	0.30	0.52	(0.25)	11.52	4.68	1,115,905	0.61	0.61	–	1.98	26
Year ended 02/28/19	11.22	0.24	0.02	0.26	(0.23)	11.25	2.38	1,033,140	0.63	0.63	–	2.17	45
Class A2
Year ended 02/28/23	11.28	0.26	(0.36)	(0.10)	(0.23)	10.95	(0.87)	31,001	0.33	0.33	–	2.37	96
Year ended 02/28/22	11.53	0.15	(0.25)	(0.10)	(0.15)	11.28	(0.84)	32,980	0.37	0.37	0.33	1.30	23
Year ended 02/28/21	11.53	0.22	0.01	0.23	(0.23)	11.53	2.00	32,880	0.37	0.37	0.36	1.90	19
Year ended 02/29/20	11.25	0.25	0.31	0.56	(0.28)	11.53	5.02	47,719	0.36	0.36	–	2.23	26
Year ended 02/28/19	11.22	0.27	0.02	0.29	(0.26)	11.25	2.64	52,007	0.38	0.38	–	2.42	45
Class C
Year ended 02/28/23	11.27	0.15	(0.36)	(0.21)	(0.12)	10.94	(1.86)	59,567	1.33	1.33	–	1.37	96
Year ended 02/28/22	11.52	0.04	(0.25)	(0.21)	(0.04)	11.27	(1.84)	75,669	1.37	1.37	1.33	0.30	23
Year ended 02/28/21	11.52	0.10	0.01	0.11	(0.11)	11.52	0.99	95,786	1.37	1.37	1.36	0.90	19
Year ended 02/29/20	11.24	0.14	0.31	0.45	(0.17)	11.52	3.99	108,818	1.36	1.36	–	1.23	26
Year ended 02/28/19	11.21	0.16	0.02	0.18	(0.15)	11.24	1.61	95,674	1.38	1.38	–	1.42	45
Class Y
Year ended 02/28/23	11.27	0.26	(0.36)	(0.10)	(0.23)	10.94	(0.87)	1,272,667	0.33	0.33	–	2.37	96
Year ended 02/28/22	11.52	0.15	(0.25)	(0.10)	(0.15)	11.27	(0.85)	1,162,937	0.37	0.37	0.33	1.30	23
Year ended 02/28/21	11.52	0.22	0.01	0.23	(0.23)	11.52	2.00	991,334	0.37	0.37	0.36	1.90	19
Year ended 02/29/20	11.24	0.25	0.31	0.56	(0.28)	11.52	5.02	721,346	0.36	0.36	–	2.23	26
Year ended 02/28/19	11.21	0.27	0.02	0.29	(0.26)	11.24	2.64	677,051	0.38	0.38	–	2.42	45
Class R5
Year ended 02/28/23	11.28	0.26	(0.37)	(0.11)	(0.23)	10.94	(0.96)	774	0.33	0.33	–	2.37	96
Year ended 02/28/22	11.52	0.15	(0.24)	(0.09)	(0.15)	11.28	(0.75)	1,836	0.36	0.36	0.32	1.31	23
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.23)	11.52	2.14	2,165	0.25	0.25	0.23	2.02	19
Year ended 02/29/20	11.23	0.26	0.31	0.57	(0.29)	11.51	5.10	2,377	0.29	0.29	–	2.30	26
Year ended 02/28/19	11.21	0.27	0.01	0.28	(0.26)	11.23	2.54	2,812	0.38	0.38	–	2.42	45
Class R6
Year ended 02/28/23	11.27	0.27	(0.36)	(0.09)	(0.24)	10.94	(0.81)	627,516	0.27	0.27	–	2.43	96
Year ended 02/28/22	11.51	0.16	(0.24)	(0.08)	(0.16)	11.27	(0.70)	519,924	0.31	0.31	0.27	1.36	23
Year ended 02/28/21	11.51	0.23	0.01	0.24	(0.24)	11.51	2.08	347,684	0.30	0.30	0.28	1.97	19
Year ended 02/29/20	11.24	0.26	0.30	0.56	(0.29)	11.51	5.01	266,014	0.28	0.28	–	2.31	26
Year ended 02/28/19	11.21	0.28	0.02	0.30	(0.27)	11.24	2.71	211,774	0.30	0.30	–	2.50	45

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                    Invesco Limited Term Municipal Income Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Limited Term Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is federal tax-exempt current income.

The Fund currently consists of six different classes of shares: Class A, Class A2, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A and Class A2 shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

As of the close of business on October 30, 2002, Class A2 shares are closed to new investors.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

33                    Invesco Limited Term Municipal Income Fund

D.

Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Other Risks – The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

K.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.300%

Over $500 million up to and including $1 billion	0.250%

Over $1 billion	0.200%

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.22%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 1.25%, 2.25%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause

34                    Invesco Limited Term Municipal Income Fund

the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class A2, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plan, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Rule 12b-1 payment, up to 0.25% of the average daily net assets of the Class A and Class C shares may be paid to furnish continuing personal shareholder services to customers who purchase and own Class A and Class C shares of the Fund. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) also impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A and Class A2 shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $72,383 and $116 in front-end sales commissions from the sale of Class A and Class A2 shares, respectively, and $343,677, $0 and $5,414 from Class A, Class A2 and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of February 28, 2023, all of the securities in this Fund were valued based on Level 2 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on
Statement of Operations
Interest
Rate Risk

Realized Gain:
Futures contracts	$3,128,237

35                    Invesco Limited Term Municipal Income Fund

    The table below summarizes the average notional value of derivatives held during the period.

Futures
Contracts

Average notional value	$131,387,344

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $501,459,419 and securities sales of $685,695,368, which resulted in net realized gains (losses) of $(1,552,529).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $776.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$ 52,159	$ –
Ordinary income-tax-exempt	66,980,845	38,376,512
Total distributions	$67,033,004	$38,376,512

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$9,508,518

Net unrealized appreciation (depreciation) – investments	(13,637,362)

Temporary book/tax differences	(127,329)

Capital loss carryforward	(116,947,928)

Shares of beneficial interest	3,483,064,636

Total net assets	$3,361,860,535

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and wash sales.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

36                    Invesco Limited Term Municipal Income Fund

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$82,360,560	$34,587,368	$116,947,928

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $3,153,380,392 and $2,441,017,093, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$23,724,560

Aggregate unrealized (depreciation) of investments	(37,361,922)

Net unrealized appreciation (depreciation) of investments	$(13,637,362)

Cost of investments for tax purposes is $3,312,713,619.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $1,268,434 and undistributed net realized gain (loss) was decreased by $1,268,434. This reclassification had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	53,928,796	$592,560,210	45,543,523	$524,110,173

Class A2	918,802	10,200,143	207,060	2,362,903

Class C	1,197,551	13,109,628	628,384	7,212,615

Class Y	118,437,816	1,301,424,121	57,394,916	659,121,798

Class R5	21,359	237,251	16,494	187,636

Class R6	41,220,339	453,037,462	23,617,717	271,336,076

Issued as reinvestment of dividends:
Class A	1,781,577	19,542,829	1,107,594	12,731,882

Class A2	32,172	353,151	25,179	289,584

Class C	51,483	563,936	21,649	249,462

Class Y	1,378,819	15,115,506	732,152	8,409,528

Class R5	613	6,719	630	7,240

Class R6	974,181	10,680,857	462,738	5,311,496

Automatic conversion of Class C shares to Class A shares:
Class A	212,588	2,340,417	260,616	2,996,710

Class C	(212,673)	(2,340,417)	(260,757)	(2,996,710)

Reacquired:
Class A	(64,169,619)	(705,507,350)	(36,164,994)	(415,186,181)

Class A2	(1,041,976)	(11,436,858)	(161,549)	(1,852,161)

Class C	(2,302,767)	(25,315,586)	(1,994,109)	(22,928,589)

Class Y	(106,613,091)	(1,171,511,764)	(41,041,140)	(470,299,874)

Class R5	(114,071)	(1,260,029)	(42,231)	(485,692)

Class R6	(30,943,791)	(339,803,694)	(8,144,268)	(93,268,575)

Net increase in share activity	14,758,108	$161,996,532	42,209,604	$487,309,321

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 73% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37                    Invesco Limited Term Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Limited Term Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Limited Term Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38                    Invesco Limited Term Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$1,006.60	$2.94	$1,021.87	$2.96	0.59%
Class A2	1,000.00	1,008.80	1.69	1,023.11	1.71	0.34
Class C	1,000.00	1,003.80	6.66	1,018.15	6.71	1.34
Class Y	1,000.00	1,008.80	1.69	1,023.11	1.71	0.34
Class R5	1,000.00	1,007.80	1.69	1,023.11	1.71	0.34
Class R6	1,000.00	1,009.10	1.34	1,023.46	1.35	0.27

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39                    Invesco Limited Term Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.92%

*  The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40                    Invesco Limited Term Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Limited Term Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Limited Term Municipal Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

     A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	LTMI-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Municipal Income Fund

Nasdaq:

A: VKMMX ∎ C: VMICX ∎ Y: VMIIX ∎ Investor: VMINX ∎ R6: VKMSX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

27	Financial Statements

31	Notes to Financial Statements

38	Report of Independent Registered Public Accounting Firm

39	Fund Expenses

40	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Municipal Income Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond 5+ Year Investment Grade Index, the Fund’s style-specific benchmark.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.39%
Class C Shares	-9.05
Class Y Shares	-8.15
Investor Class Shares	-8.28
Class R6 Shares	-8.11
S&P Municipal Bond Index▼ (Broad Market Index)	-4.91
S&P Municipal Bond 5+ Year Investment Grade Index▼ (Style-Specific Index)	-6.31
Lipper General Municipal Debt Funds Index∎ (Peer Group Index)	-6.86

Source(s): ▼RIMES Technologies Corp.; ∎Lipper Inc.

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bondholders and other interested parties continued

to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes - upgrades exceeded downgrades by a ratio of

2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, underweight exposure to local general obligation bonds contributed to relative return. An underweight allocation to bonds AAA and AA-rated† also added to relative performance. On a state level, security selection among and underweight allocations to bonds domiciled in New York contributed to relative performance.

    An overweight allocation to the healthcare sector detracted from relative performance over the fiscal year, as did an overweight to airport and industrial development revenue/ pollution control revenue bonds. Overweight exposure to bonds A-rated† and below also detracted from relative performance. On a state level, overweight exposure to bonds domiciled in Florida detracted from relative performance.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its style-specific benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well

2	Invesco Municipal Income Fund

as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Municipal Income Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: Refinitiv TM3

3 Source: Lipper Inc.

4 Source: US Federal Reserve

5 Source: JP Morgan

6 Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a NRSRO of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Jack Connelly

Josh Cooney

Elizabeth S. Mossow

Tim O’Reilly

Mark Paris

Jim Phillips

John Schorle

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Municipal Income Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Lipper Inc.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Municipal Income Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (8/1/90)	4.23%
10 Years	1.54
5 Years	0.18
1 Year	-12.29

Class C Shares
Inception (8/13/93)	3.44%
10 Years	1.36
5 Years	0.35
1 Year	-9.94

Class Y Shares
Inception (8/12/05)	3.22%
10 Years	2.24
5 Years	1.33
1 Year	-8.15

Investor Class Shares
10 Years	2.08%
5 Years	1.16
1 Year	-8.28

Class R6 Shares
10 Years	2.16%
5 Years	1.39
1 Year	-8.11

Effective June 1, 2010, Class A, Class C and Class I shares of the predecessor fund, Van Kampen Municipal Income Fund, advised by Van Kampen Asset Management were reorganized into Class A, Class C and Class Y shares, respectively, of Invesco Van Kampen Municipal Income Fund (renamed Invesco Municipal Income Fund). Returns shown above, prior to June 1, 2010, for Class A, Class C and Class Y are those for Class A, Class C and Class I shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Investor Class shares incepted on July 15, 2013. Performance shown prior to that date is that of Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on April 4, 2017. Performance shown prior to that date is that of the Fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Investor Class and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Municipal Income Fund

Supplemental Information

Invesco Municipal Income Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Index is a broad, market value-weighted index that seeks to measure the performance of the US municipal bond market.
∎	The S&P Municipal Bond 5+ Year Investment Grade Index seeks to measure the performance of investment-grade US municipal bonds with maturities equal to or greater than five years.
∎	The Lipper General Municipal Debt Funds Index is an unmanaged index considered representative of general municipal debt funds tracked by Lipper.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Municipal Income Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	84.02%

General Obligation Bonds	8.94

Pre-Refunded Bonds	4.41

Other	2.63

Top Five Debt Holdings

		% of total net assets

1.	Public Authority for Colorado Energy, Series 2008, RB	1.23%

2.	Miami-Dade (County of), FL, Subseries 2021 A-1, Ref. RB	0.84

3.	Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement), Series 2019 B, Ref. RB	0.76

4.	Seattle (Port of), WA, Series 2018 A, RB	0.69

5.	Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	0.68

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco Municipal Income Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations-105.04%
Alabama-2.33%
Birmingham (City of), AL Special Care Facilities Financing Authority (Methodist Home for the Aging); Series 2016, RB	5.75%	06/01/2035	$4,200	$ 3,886,119
Black Belt Energy Gas District (The) (No. 4); Series 2019 A-1, RB(a)	4.00%	12/01/2025	15,000	15,014,116
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(b)	5.75%	10/01/2049	5,000	5,176,689
Huntsville (City of), AL Special Care Facilities Financing Authority (Redstone Village); Series 2007, RB (Acquired 12/17/2007; Cost $784,728)(c)(d)	5.50%	01/01/2043	900	558,000
Lower Alabama Gas District (The); Series 2016 A, RB	5.00%	09/01/2046	21,000	20,874,193
Mobile (City of), AL Downtown Redevelopment Authority (Austal USA, LLC); Series 2011 A, VRD RB (LOC - Bank Of America N.A.)(e)(f)(g)	2.74%	05/01/2041	5,940	5,940,000
Southeast Alabama Gas Supply District (The) (No. 1); Series 2018 A, RB(a)	4.00%	04/01/2024	5,370	5,368,078
Southeast Energy Authority A Cooperative District (No. 3); Series 2022 A-1, RB(a)	5.50%	12/01/2029	5,445	5,838,837
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(a)(e)(f)	2.15%	07/01/2025	5,000	5,000,000
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	5.25%	05/01/2044	5,000	4,337,947
				71,993,979

Alaska-0.31%
Alaska (State of) Municipal Bond Bank Authority; Series 2017 A, RB(h)	5.50%	10/01/2042	9,000	9,457,557

Arizona-1.57%
Arizona (State of) Industrial Development Authority (Basis Schools); Series 2017 A, Ref. RB(e)	5.25%	07/01/2047	4,500	4,244,351
Arizona (State of) Industrial Development Authority (Kaizen Education Foundation); Series 2016, RB(e)	5.50%	07/01/2036	5,840	5,937,079
Arizona (State of) Industrial Development Authority (Pinecrest Academy of Nevada-Horizon, Inspirada and St. Rose Campus Projects); Series 2018 A, RB(e)	5.75%	07/15/2048	3,150	3,191,055
Arizona (State of) Industrial Development Authority (Social Bonds); Series 2020 A, RB	4.00%	11/01/2045	2,500	2,213,463
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus);
Series 2017, Ref. RB	5.00%	11/15/2031	2,440	2,323,878
Series 2017, Ref. RB	5.00%	11/15/2036	2,200	1,984,799
Maricopa (County of), AZ Industrial Development Authority (Paradise Schools); Series 2016, Ref. RB(e)	5.00%	07/01/2036	2,500	2,499,827
Phoenix (City of), AZ Industrial Development Authority (Legacy Traditional Schools); Series 2014 A, RB(e)	6.50%	07/01/2034	1,095	1,122,749
Phoenix Civic Improvement Corp.;
Series 2019 A, RB	4.00%	07/01/2045	4,235	3,874,070
Series 2019, RB	5.00%	07/01/2049	11,425	12,004,548
Pima (County of), AZ Industrial Development Authority (Desert Heights Charter School); Series 2014, Ref. RB	7.00%	05/01/2034	1,000	1,019,411
Pima (County of), AZ Industrial Development Authority (Grande Innovations Academy); Series 2018, RB(e)	5.25%	07/01/2048	5,000	4,538,489
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds(e)	6.00%	07/15/2027	2,000	2,004,772
Series 2013 B, GO Bonds(e)	5.70%	07/15/2029	775	775,899
Series 2013 B, GO Bonds(e)	6.00%	07/15/2033	710	710,630
				48,445,020

Arkansas-0.43%
Arkansas (State of) Development Finance Authority (Baptist Memorial Health); Series 2020, Ref. RB	5.00%	09/01/2044	2,750	2,746,162
Arkansas (State of) Development Finance Authority (Green Bonds); Series 2022, RB(b)(e)	5.45%	09/01/2052	5,000	4,927,822
Pulaski (County of), AR Public Facilities Board; Series 2014, RB	5.00%	12/01/2042	5,530	5,595,154
				13,269,138

California-10.70%
Bay Area Toll Authority (San Francisco Bay Area);
Series 2017 F-1, RB(a)(h)(i)(j)	5.00%	04/01/2027	12,000	13,097,500
Series 2019 S-8, Ref. RB(a)(i)	5.00%	10/01/2029	5,000	5,731,120
Beverly Hills Unified School District (Election of 2008); Series 2009, GO Bonds(k)	0.00%	08/01/2031	40	30,299

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
California (State of);
Series 2020, GO Bonds	3.00%	03/01/2050	$2,500	$ 1,900,390
Series 2020, GO Bonds	4.00%	03/01/2050	4,400	4,249,925
Series 2020, Ref. GO Bonds	4.00%	03/01/2040	5,000	5,013,334
Series 2021, Ref. GO Bonds	5.00%	10/01/2041	2,500	2,762,403
Series 2022, GO Bonds	4.00%	04/01/2049	2,190	2,121,678
California (State of) Community Choice Financing Authority (Green Bonds);
Series 2021 B-1, RB(a)	4.00%	08/01/2031	7,500	7,460,581
Series 2023, RB(a)	5.00%	08/01/2029	5,000	5,247,510
California (State of) County Tobacco Securitization Agency (Los Angeles County Securitization Corp.);
Series 2020 A, Ref. RB	4.00%	06/01/2049	1,500	1,323,939
Series 2020 B-1, Ref. RB	5.00%	06/01/2049	510	514,590
Series 2020 B-2, Ref. RB(k)	0.00%	06/01/2055	10,000	1,668,876
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2006 A, RB(k)	0.00%	06/01/2046	20,000	4,858,860
California (State of) Educational Facilities Authority (Stanford University); Series 2019 V-1, RB(h)	5.00%	05/01/2049	15,000	17,360,876
California (State of) Health Facilities Financing Authority (Lucile Salter Packard Children’s Hospital at Stanford); Series 2017, RB	5.00%	11/15/2056	3,000	3,074,393
California (State of) Housing Finance Agency;
Series 2019 A-1, RB	4.25%	01/15/2035	3,553	3,540,161
Series 2019 A-2, RB	4.00%	03/20/2033	9,685	9,572,560
California (State of) Municipal Finance Authority (Emerson College); Series 2011, RB	5.00%	01/01/2028	275	275,290
California (State of) Municipal Finance Authority (Linxs APM); Series 2018 A, RB(b)	5.00%	12/31/2043	12,550	12,587,713
California (State of) Pollution Control Financing Authority;
Series 2012, RB(b)(e)	5.00%	07/01/2030	3,160	3,173,823
Series 2012, RB(b)(e)	5.00%	07/01/2037	6,955	6,972,792
California (State of) Pollution Control Financing Authority (San Diego County Water Authority); Series 2019, Ref. RB(e)	5.00%	11/21/2045	5,250	5,289,229
California (State of) Public Works Board (Various Correctional Facilities); Series 2014 A, RB	5.00%	09/01/2039	2,500	2,553,811
California (State of) School Finance Authority (New Designs Charter School); Series 2012, RB	5.50%	06/01/2042	2,000	2,000,601
California (State of) Statewide Communities Development Authority (Lancer Educational Student Housing); Series 2016, Ref. RB(e)	5.00%	06/01/2046	3,000	2,796,831
California (State of) Statewide Communities Development Authority (Loma Linda University Medical Center);
Series 2016 A, RB(e)	5.00%	12/01/2041	6,475	6,202,955
Series 2016 A, RB(e)	5.25%	12/01/2056	6,150	5,799,131
California (State of) Statewide Communities Development Authority (Pooled Financing Program); Series 2004 A, RB (INS - AGM)(l)	5.25%	10/01/2024	115	115,219
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program); Series 2006 C, RB(e)(k)	0.00%	06/01/2055	45,000	2,391,188
Clovis Unified School District (Election of 2004); Series 2004 A, GO Bonds (INS - NATL)(k)(l)	0.00%	08/01/2029	1,585	1,273,853
Clovis Unified School District (Election of 2012); Series 2015 D, GO Bonds(a)(i)(k)	0.00%	08/01/2025	3,270	2,103,603
Corona-Norco Unified School District (Election of 2006); Series 2009 C, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2039	1,000	474,204
El Segundo Unified School District (Election of 2008);
Series 2009 A, GO Bonds(k)	0.00%	08/01/2032	5,030	3,618,322
Series 2009 A, GO Bonds(k)	0.00%	08/01/2033	4,185	2,880,977
Golden State Tobacco Securitization Corp.; Series 2021 B-2, Ref. RB(k)	0.00%	06/01/2066	30,000	2,982,039
Hacienda La Puente Unified School District Facilities Financing Authority (Unified School District GO Bond Program); Series 2007, RB (INS - AGM)(l)	5.00%	08/01/2026	2,000	2,138,438
Hayward Unified School District (Election of 2008); Series 2010 A, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2034	1,500	984,220
Inland Empire Tobacco Securitization Corp.; Series 2007 C-1, RB(k)	0.00%	06/01/2036	25,000	10,544,170
Long Beach Unified School District (Election of 2008); Series 2009, GO Bonds	5.75%	08/01/2033	305	305,608
Los Angeles (City of), CA Department of Airports (Green Bonds);
Series 2022 G, RB(b)	5.50%	05/15/2038	1,000	1,117,792
Series 2022 G, RB(b)	5.50%	05/15/2039	10,000	11,128,613
Series 2022 G, RB(b)	5.50%	05/15/2040	5,000	5,536,507
Series 2022 G, RB(b)	5.25%	05/15/2047	4,500	4,784,688

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California-(continued)
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(b)	5.00%	05/15/2044	$5,515	$ 5,653,965
Series 2018 A, RB(b)(h)(j)	5.25%	05/15/2048	12,000	12,430,990
Los Angeles Unified School District; Series 2022, GO Bonds	5.25%	07/01/2047	5,000	5,617,165
Menifee Union School District (Election of 2008); Series 2009 C, GO Bonds (INS - AGC)(k)(l)	0.00%	08/01/2035	3,260	2,007,983
Morongo Band of Mission Indians (The); Series 2018 A, RB(e)	5.00%	10/01/2042	4,800	4,764,864
Mt. San Antonio Community College District (Election of 2008); Series 2013 A, GO Bonds(m)	6.25%	08/01/2043	6,965	6,237,364
Patterson Joint Unified School District (Election of 2008);
Series 2009 B, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2037	1,170	630,686
Series 2009 B, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2038	4,770	2,423,094
Series 2009 B, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2039	5,010	2,405,134
Series 2009 B, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2040	5,260	2,386,319
Series 2009 B, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2041	5,520	2,362,892
Placentia-Yorba Linda Unified School District (Election of 2008); Series 2011 D, GO Bonds(k)	0.00%	08/01/2035	1,500	934,100
Riverside (County of), CA Transportation Commission; Series 2013 A, RB(a)(i)	5.75%	06/01/2023	2,500	2,516,468
San Diego (County of), CA Regional Airport Authority;
Series 2021 A, RB (INS - AGM)(l)	5.00%	07/01/2051	3,035	3,225,768
Series 2021 B, RB(b)	5.00%	07/01/2046	15,000	15,448,288
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Series 2017 A, RB(b)	5.25%	05/01/2042	12,500	12,876,016
Series 2019 E, RB(b)	5.00%	05/01/2050	15,000	15,264,328
San Joaquin Hills Transportation Corridor Agency; Series 2014 B, Ref. RB	5.25%	01/15/2044	5,000	5,022,561
San Mateo Foster City School District; Series 2010, GO Bonds(m)	6.63%	08/01/2042	4,915	4,752,579
Santa Margarita Water District (Community Facilities District No. 2013-1); Series 2013, RB	5.38%	09/01/2029	2,430	2,454,643
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(k)	0.00%	06/01/2036	22,000	10,552,993
Series 2007 A, RB(k)	0.00%	06/01/2041	5,000	1,764,607
Southern California Tobacco Securitization Authority (San Diego County Asset Securitization Corp.); Series 2019, Ref. RB	5.00%	06/01/2048	4,825	4,890,808
Torrance Unified School District (Election of 2008-Measure Z); Series 2009 B-1, GO Bonds(k)	0.00%	08/01/2026	1,250	1,110,552
Transbay Joint Powers Authority (Green Bonds); Series 2020 A, RB	5.00%	10/01/2049	1,200	1,217,697
University of California; Series 2023 BP-2, Ref. VRD RB(a)(f)	1.00%	05/15/2048	1,500	1,500,000
West Contra Costa Unified School District; Series 2005, GO Bonds (INS - NATL)(k)(l)	0.00%	08/01/2027	7,865	6,726,503
Yosemite Community College District (Election of 2004); Series 2008 C, GO Bonds (INS - AGM)(k)(l)	0.00%	08/01/2024	3,570	3,405,803
				330,144,782

Colorado-4.64%
Amber Creek Metropolitan District; Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	914,796
Broadway Park North Metropolitan District No. 2; Series 2020, GO Bonds(e)	5.00%	12/01/2049	1,600	1,454,378
Centerra Metropolitan District No. 1 (In the City of Loveland); Series 2017, RB(e)	5.00%	12/01/2037	3,500	3,284,085
Colorado (State of) Health Facilities Authority (Adventist Health System/Sunbelt Obligated Group); Series 2018 A, RB	5.00%	11/15/2048	5,000	5,180,831
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-2, Ref. RB	4.00%	08/01/2049	15,000	13,008,204
Colorado (State of) Health Facilities Authority (Evangelical Lutheran Good Samaritan Society (The));
Series 2013, RB(a)(i)	5.63%	06/01/2023	2,500	2,513,392
Series 2017, Ref. RB(a)(i)	5.00%	06/01/2027	3,500	3,780,503
Colorado (State of) High Performance Transportation Enterprise (C-470 Express Lanes); Series 2017, RB	5.00%	12/31/2051	6,220	5,883,979
Denver (City & County of), CO;
Series 2018 A, RB(b)(h)	5.25%	12/01/2043	15,000	15,544,877
Series 2018 A, Ref. RB(b)	5.00%	12/01/2048	15,800	16,021,516
Series 2021 A, RB	4.00%	08/01/2051	9,000	8,256,230
Series 2022 A, RB(b)	5.50%	11/15/2042	7,500	8,239,246
Series 2022 A, RB(b)	5.50%	11/15/2053	6,755	7,287,035
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(b)	5.00%	10/01/2032	5,000	4,887,179
Denver (City & County of), CO Convention Center Hotel Authority; Series 2016, Ref. RB	5.00%	12/01/2035	2,500	2,520,046
Denver (City & County of), CO Health & Hospital Authority;
Series 2019 A, Ref. RB	4.00%	12/01/2039	1,000	887,232
Series 2019 A, Ref. RB	4.00%	12/01/2040	1,000	881,222

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado-(continued)
Neu Town Metropolitan District; Series 2018 A, Ref. GO Bonds	5.38%	12/01/2046	$3,000	$ 2,818,534
Public Authority for Colorado Energy; Series 2008, RB	6.50%	11/15/2038	31,840	37,952,583
Sterling Ranch Community Authority Board; Series 2020 A, Ref. RB	4.25%	12/01/2050	2,250	1,738,349
				143,054,217

Connecticut-0.82%
Connecticut (State of);
Series 2019 A, GO Bonds	5.00%	04/15/2034	2,000	2,208,127
Series 2019 A, GO Bonds	5.00%	04/15/2036	2,600	2,830,801
Series 2019 A, GO Bonds	5.00%	04/15/2039	1,600	1,721,643
Connecticut (State of) Health & Educational Facilities Authority (Church Home of Hartford, Inc.); Series 2016 A, RB(e)	5.00%	09/01/2046	3,990	3,541,213
Connecticut (State of) Health & Educational Facilities Authority (Duncaster, Inc.);
Series 2014 A, RB	5.00%	08/01/2035	1,000	1,001,713
Series 2014 A, RB	5.00%	08/01/2044	5,000	4,909,524
Connecticut (State of) Health & Educational Facilities Authority (The Griffin Hospital); Series 2020 G-1, Ref. RB(e)	5.00%	07/01/2044	3,850	3,564,463
Hamden (Town of), CT (Whitney Center); Series 2019, Ref. RB	5.00%	01/01/2040	6,190	5,503,160
				25,280,644

District of Columbia-2.16%
District of Columbia;
Series 2006 B-1, RB (INS - NATL)(l)	5.00%	02/01/2031	945	945,919
Series 2020 A, RB	4.00%	03/01/2045	6,665	6,430,446
District of Columbia (Georgetown University);
Series 2017, Ref. RB(a)(i)	5.00%	04/01/2027	1,180	1,277,457
Series 2017, Ref. RB(a)(i)	5.00%	04/01/2027	7,125	7,713,455
District of Columbia (Ingleside at Rock Creek); Series 2017 A, RB	5.00%	07/01/2052	2,250	1,900,267
District of Columbia Tobacco Settlement Financing Corp.; Series 2006 A, RB(k)	0.00%	06/15/2046	25,000	5,624,315
Metropolitan Washington Airports Authority; Series 2016 A, Ref. RB(b)	5.00%	10/01/2034	5,295	5,507,269
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement);
Series 2010 A, RB (INS - AGM)(k)(l)	0.00%	10/01/2037	17,565	9,029,483
Series 2019 B, Ref. RB	4.00%	10/01/2049	26,045	23,360,531
Washington (State of) Metropolitan Area Transit Authority; Series 2020 A, RB	4.00%	07/15/2045	5,000	4,742,206
				66,531,348

Florida-6.88%
Broward (County of), FL; Series 2019 A, RB(b)	4.00%	10/01/2049	5,530	4,991,172
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2047	15,000	13,469,408
Capital Trust Agency, Inc. (Franklin Academy); Series 2020, RB(e)	5.00%	12/15/2050	2,000	1,702,359
Capital Trust Agency, Inc. (Sarasota-Manatee Jewish Housing Council, Inc.); Series 2017, Ref. RB(e)	5.00%	07/01/2046	2,500	1,926,576
Collier (County of), FL Industrial Development Authority (The Arlington of Naples);
Series 2014 A, RB (Acquired 12/16/2013; Cost $1,000,000)(c)(d)(e)	7.25%	05/15/2026	1,000	580,000
Series 2014 A, RB (Acquired 12/16/2013; Cost $2,442,456)(c)(d)(e)	7.75%	05/15/2035	2,500	1,450,000
Davie (Town of), FL (Nova Southeastern University);
Series 2013 A, RB(a)(i)	6.00%	04/01/2023	3,250	3,257,338
Series 2018, Ref. RB	5.00%	04/01/2048	7,605	7,755,915
Florida (State of) North Broward Hospital District; Series 2017 B, Ref. RB	5.00%	01/01/2048	5,000	4,924,709
Florida Development Finance Corp. (Brightline Fllorida Passenger Rail Expansion); Series 2022 A, Ref. RB(a)(b)(e)	7.25%	10/03/2023	5,000	5,015,983
Florida Development Finance Corp. (Green Bonds); Series 2019 B, RB(b)(e)	7.38%	01/01/2049	14,860	13,456,470
Florida Development Finance Corp. (Renaissance Charter School, Inc.);
Series 2015, RB(e)	6.00%	06/15/2035	2,935	2,963,952
Series 2020 C, Ref. RB(e)	5.00%	09/15/2050	2,200	1,751,155
Greater Orlando Aviation Authority; Series 2019 A, RB(b)	4.00%	10/01/2044	10,000	9,313,000
Highlands (County of), FL Health Facilities Authority (Trousdale Foundation Properties); Series 2018 A, RB (Acquired 08/29/2018-12/26/2018; Cost $5,886,218)(d)	6.00%	04/01/2038	6,000	2,100,000
Hillsborough (County of), FL Aviation Authority (Tampa International Airport); Series 2018 E, RB(b)(h)	5.00%	10/01/2048	15,000	15,264,327

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida-(continued)
Lake (County of), FL (Lakeside at Waterman Village);
Series 2020 A, Ref. RB	5.50%	08/15/2030	$4,025	$ 3,893,620
Series 2020 A, Ref. RB	5.50%	08/15/2040	4,000	3,547,830
Series 2020 A, Ref. RB	5.75%	08/15/2050	3,000	2,587,362
Series 2020 A, Ref. RB	5.75%	08/15/2055	1,500	1,265,801
Miami Beach (City of), FL Health Facilities Authority (Mt. Sinai Medical Center);
Series 2014, Ref. RB	5.00%	11/15/2039	1,010	1,013,951
Series 2014, Ref. RB	5.00%	11/15/2044	1,045	1,047,615
Miami-Dade (County of), FL;
Series 2017 B, Ref. RB(b)	5.00%	10/01/2040	6,000	6,141,326
Series 2019 B, RB (INS - BAM)(l)	4.00%	10/01/2049	15,000	13,885,060
Series 2021, RB (INS - BAM)(l)	4.00%	10/01/2051	5,000	4,600,576
Subseries 2021 A-1, Ref. RB (INS - AGM)(b)(l)	4.00%	10/01/2045	28,000	25,801,849
Subseries 2021 A-2, Ref. RB (INS - AGM)(l)	4.00%	10/01/2049	8,000	7,137,672
Miami-Dade (County of), FL Expressway Authority; Series 2010 A, RB (INS - AGM)(l)	5.00%	07/01/2035	3,350	3,384,976
Miami-Dade (County of), FL Transit System; Series 2020 A, RB	4.00%	07/01/2050	5,000	4,610,367
Orange (County of), FL Health Facilities Authority (Orlando Health Obligated Group); Series 2019 A, RB	5.00%	10/01/2047	10,000	10,372,108
Osceola (County of), FL; Series 2020 A-1, Ref. RB	5.00%	10/01/2049	2,080	2,086,853
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	2,000	1,933,958
Putnam (County of), FL Development Authority (Seminole Electric Cooperative);
Series 2018 A, Ref. RB	5.00%	03/15/2042	12,125	12,559,657
Series 2018 B, Ref. PCR	5.00%	03/15/2042	4,920	5,133,486
Reunion East Community Development District; Series 2005, RB(c)(n)	5.80%	05/01/2036	197	2
Tallahassee (City of), FL (Tallahassee Memorial Health Care, Inc.); Series 2016, RB	5.00%	12/01/2055	4,500	4,478,938
Tampa (City of), FL;
Series 2020 A, RB(k)	0.00%	09/01/2040	1,000	441,672
Series 2020 A, RB(k)	0.00%	09/01/2041	1,000	413,084
Series 2020 A, RB(k)	0.00%	09/01/2042	1,025	398,938
Series 2020 A, RB(k)	0.00%	09/01/2045	1,950	640,884
Series 2020 A, RB(k)	0.00%	09/01/2049	2,600	686,098
Series 2020 A, RB(k)	0.00%	09/01/2053	2,600	545,118
Tampa Bay (City of), FL Water; Series 2001 A, Ref. RB (INS - NATL)(l)	6.00%	10/01/2029	3,000	3,592,245
				212,123,410

Georgia-1.22%
George L Smith II Congress Center Authority (Convention Center Hotel); Series 2021, RB	4.00%	01/01/2054	3,000	2,380,510
Georgia (State of) Municipal Electric Authority of Georgia (Plant Vogtle Units 3 & 4); Series 2019, RB	5.00%	01/01/2048	9,595	9,371,334
Glynn (County of) & Brunswick (City of), GA Memorial Hospital Authority (Southeast Georgia Health System); Series 2017, RAC	5.00%	08/01/2047	7,750	7,771,739
Macon-Bibb (County of), GA Urban Development Authority (Academy for Classical Education, Inc.);
Series 2017 A, RB(e)	5.88%	06/15/2047	1,680	1,683,918
Series 2017 A, RB(e)	6.00%	06/15/2052	1,530	1,537,049
Main Street Natural Gas, Inc.; Series 2019 A, RB	5.00%	05/15/2043	3,000	2,994,597
Marietta (City of), GA Developing Authority (Life University, Inc.); Series 2017 A, Ref. RB(e)	5.00%	11/01/2037	5,250	5,069,690
Rockdale (County of), GA Development Authority (Pratt Paper (GA), LLC); Series 2018, Ref. RB(b)(e)	4.00%	01/01/2038	7,210	6,740,900
				37,549,737

Guam-0.07%
Guam (Territory of) Waterworks Authority; Series 2020 A, RB	5.00%	01/01/2050	2,000	2,007,593

Hawaii-0.31%
Hawaii (State of) Department of Budget & Finance (Hawaiian Electric Co., Inc.); Series 2015, Ref. RB(b)	3.25%	01/01/2025	4,500	4,419,955
Hawaii (State of) Department of Transportation (Airports Division); Series 2015 A, RB(b)	5.00%	07/01/2045	5,030	5,068,386
				9,488,341

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-8.74%
Bolingbrook (Village of), IL; Series 2005, RB	6.25%	01/01/2024	$446	$ 433,405
Chicago (City of), IL;
Series 2002 B, GO Bonds	5.50%	01/01/2032	3,300	3,359,790
Series 2007 E, Ref. GO Bonds	5.50%	01/01/2035	1,500	1,522,643
Series 2008 C, Ref. RB	5.00%	01/01/2039	5,000	5,017,539
Series 2014, RB	5.00%	11/01/2044	1,905	1,910,879
Series 2015 A, GO Bonds	5.50%	01/01/2034	4,440	4,515,475
Series 2015 A, GO Bonds	5.50%	01/01/2035	2,000	2,030,191
Series 2017 A, RB (INS - AGM)(l)	5.25%	01/01/2042	2,000	2,055,731
Series 2017 A, Ref. GO Bonds	6.00%	01/01/2038	8,500	8,922,081
Series 2019 A, GO Bonds	5.50%	01/01/2049	8,000	8,194,950
Chicago (City of), IL (83rd/Stewart Redevelopment); Series 2013, COP(e)	7.00%	01/15/2029	2,209	2,209,801
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(b)	6.13%	02/20/2042	1,200	1,200,684
Chicago (City of), IL (Diversey/Narragansett); Series 2006, COP(n)	7.46%	02/15/2026	280	232,144
Chicago (City of), IL (O’Hare International Airport);
Series 2016 C, Ref. RB	5.00%	01/01/2037	2,500	2,578,795
Series 2017 D, RB	5.25%	01/01/2036	4,600	4,859,957
Series 2018 A, Ref. RB(b)	5.00%	01/01/2048	6,300	6,415,207
Series 2022 A, RB(b)(h)(j)	5.25%	01/01/2053	15,000	15,495,747
Chicago (City of), IL Board of Education;
Series 2017 H, GO Bonds	5.00%	12/01/2036	5,750	5,767,984
Series 2018 C, Ref. GO Bonds	5.00%	12/01/2023	3,000	3,021,242
Series 2018 D, GO Bonds	5.00%	12/01/2046	3,000	2,855,637
Series 2022 A, GO Bonds	5.00%	12/01/2047	4,300	4,084,608
Chicago (City of), IL Metropolitan Water Reclamation District;
Series 2007 B, Ref. GO Bonds	5.25%	12/01/2034	5,000	6,123,107
Series 2015 C, GO Bonds(h)	5.00%	12/01/2027	6,805	7,025,675
Series 2015 C, GO Bonds(h)	5.00%	12/01/2028	4,000	4,117,312
Chicago (City of), IL Midway International Airport;
Series 2013 A, Ref. RB(b)	5.50%	01/01/2032	5,000	5,005,105
Series 2014 A, Ref. RB(b)	5.00%	01/01/2041	10,225	10,266,646
Chicago (City of), IL Transit Authority; Series 2014, RB	5.00%	12/01/2044	8,195	8,273,433
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	552	492,399
Illinois (State of);
Series 2013, GO Bonds	5.25%	07/01/2031	4,000	4,017,040
Series 2014, GO Bonds	5.25%	02/01/2033	2,650	2,681,115
Series 2014, GO Bonds	5.00%	05/01/2039	4,710	4,736,637
Series 2017 C, GO Bonds	5.00%	11/01/2029	5,000	5,229,140
Series 2018 A, GO Bonds	6.00%	05/01/2028	10,235	11,247,956
Series 2018 A, GO Bonds	5.00%	05/01/2030	2,775	2,911,106
Series 2020 B, GO Bonds	4.00%	10/01/2034	2,900	2,824,245
Series 2020, GO Bonds	5.50%	05/01/2039	6,250	6,644,293
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	4,450	4,281,979
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(b)	8.00%	06/01/2032	1,270	1,271,062
Illinois (State of) Finance Authority; Series 2016 C, Ref. RB	5.00%	02/15/2041	10,000	10,329,848
Illinois (State of) Finance Authority (Centegra Health System);
Series 2014 A, RB(a)(i)	5.00%	09/01/2024	1,865	1,915,028
Series 2014 A, RB(a)(i)	5.00%	09/01/2024	1,290	1,324,604
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group);
Series 2019 A, Ref. RB	5.00%	11/01/2035	3,430	3,094,563
Series 2019 A, Ref. RB	5.00%	11/01/2040	2,245	1,934,282
Illinois (State of) Finance Authority (Northshore Edward); Series 2022 F, Ref. VRD RB(a)(f)	1.80%	08/15/2057	3,850	3,850,000
Illinois (State of) Finance Authority (Park Place of Elmhurst); Series 2016, RB	5.13%	05/15/2060	783	455,312
Illinois (State of) Finance Authority (Peace Village); Series 2013, RB(a)(i)	6.75%	08/15/2023	2,000	2,027,392
Illinois (State of) Finance Authority (Plymouth Place);
Series 2015, Ref. RB(a)(i)	5.00%	05/15/2025	1,050	1,091,533
Series 2015, Ref. RB(a)(i)	5.25%	05/15/2025	2,355	2,460,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois-(continued)
Illinois (State of) Finance Authority (Rosalind Franklin University);
Series 2017, RB	5.00%	08/01/2049	$2,450	$ 2,389,696
Series 2017, Ref. RB	5.00%	08/01/2047	1,025	1,004,088
Illinois (State of) Finance Authority (Rush University Medical Center); Series 2015 A, Ref. RB	5.00%	11/15/2038	6,750	6,819,495
Illinois (State of) Finance Authority (The University of Chicago); Series 2015 A, RB(h)	5.00%	10/01/2040	10,000	10,264,397
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion); Series 2020, Ref. RB	4.00%	06/15/2050	6,645	5,392,916
Illinois (State of) Sports Facilities Authority;
Series 2014, Ref. RB (INS - AGM)(l)	5.25%	06/15/2031	2,630	2,668,917
Series 2014, Ref. RB (INS - AGM)(l)	5.25%	06/15/2032	2,395	2,429,237
Illinois (State of) Toll Highway Authority;
Series 2013 A, RB(h)	5.00%	01/01/2038	8,000	8,006,734
Series 2015 A, RB(h)	5.00%	01/01/2040	14,190	14,503,476
Plano (City of), IL Special Service Area No. 10 (Lakewood Springs Club); Series 2007, RB(c)(n)	5.80%	03/01/2037	1,500	165,000
Railsplitter Tobacco Settlement Authority; Series 2017, RB	5.00%	06/01/2026	8,000	8,409,286
Sales Tax Securitization Corp.; Series 2018 C, Ref. RB	5.25%	01/01/2043	5,000	5,262,459
				269,631,589

Indiana-0.81%
Indiana (State of) Finance Authority (CWA Authority) (Green Bonds); Series 2016 A, RB (INS - NATL)(l)	5.00%	10/01/2046	15,000	15,500,221
Indiana (State of) Finance Authority (Good Samaritan Hospital); Series 2016 A, RB	5.50%	04/01/2041	4,555	4,640,245
Northern Indiana Commuter Transportation District;
Series 2016, RB	5.00%	07/01/2035	1,700	1,770,465
Series 2016, RB	5.00%	07/01/2041	1,500	1,546,024
Valparaiso (City of), IN (Pratt Paper, LLC); Series 2013, RB(b)	6.75%	01/01/2034	1,500	1,534,745
				24,991,700

Iowa-0.56%
Iowa (State of) Finance Authority (Iowa Fertilizer Co.); Series 2022, Ref. RB(a)	5.00%	12/01/2042	10,215	10,253,338
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2036	1,000	972,762
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	1,800	1,571,690
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	2,765	2,707,155
Series 2021 B-2, Ref. RB(k)	0.00%	06/01/2065	17,350	1,872,174
				17,377,119

Kansas-0.25%
Kansas (State of) Municipal Energy Agency (Jameson Energy Center); Series 2013, RB(a)(i)	5.25%	07/01/2023	2,000	2,013,610
Lenexa (City of), KS (Lakeview Village, Inc.); Series 2018 A, Ref. RB	5.00%	05/15/2039	1,500	1,434,069
Wichita (City of), KS (Kansas Masonic Home); Series 2016 II-A, RB (Acquired 06/24/2016-05/30/2019; Cost $7,083,007)(d)	5.38%	12/01/2046	6,960	1,600,800
Wichita (City of), KS (Presbyterian Manors, Inc.); Series 2013 IV-A, RB	6.38%	05/15/2043	1,500	1,501,521
Wyandotte (County of), KS Unified Government; Series 2014 A, Ref. RB	5.00%	09/01/2044	1,180	1,191,314
				7,741,314

Kentucky-2.64%
Ashland (City of), KY (King’s Daughters Medical Center);
Series 2019, Ref. RB	4.00%	02/01/2035	465	453,372
Series 2019, Ref. RB	4.00%	02/01/2036	380	356,711
Series 2019, Ref. RB	4.00%	02/01/2037	375	345,436
Series 2019, Ref. RB	4.00%	02/01/2038	375	342,021
Christian (County of), KY (Jennie Stuart Medical Center, Inc.);
Series 2016, Ref. RB	5.38%	02/01/2036	3,000	3,083,469
Series 2016, Ref. RB	5.50%	02/01/2044	5,000	5,081,578
Kentucky (Commonwealth of) Economic Development Finance Authority (Baptist Healthcare System); Series 2017 B, RB	5.00%	08/15/2046	5,000	5,050,755
Kentucky (Commonwealth of) Economic Development Finance Authority (Louisville Arena Authority, Inc.); Series 2017 A, Ref. RB (INS - AGM)(l)	5.00%	12/01/2045	15,300	15,513,115

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kentucky-(continued)
Kentucky (Commonwealth of) Economic Development Finance Authority (Next Generation Kentucky Information Highway);
Series 2015 A, RB	5.00%	07/01/2037	$1,700	$ 1,705,563
Series 2015 A, RB	5.00%	07/01/2040	12,705	12,653,066
Series 2015 A, RB	5.00%	01/01/2045	4,175	4,030,408
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	8,950	8,970,425
Kentucky (Commonwealth of) Municipal Power Agency (Prairie State); Series 2019 A, Ref. RB	4.00%	09/01/2045	13,555	12,011,014
Kentucky (Commonwealth of) Public Energy Authority; Series 2020 A, RB(a)	4.00%	06/01/2026	6,000	5,944,498
Louisville (City of) & Jefferson (County of), KY Metropolitan Government (Norton Healthcare, Inc.); Series 2013 A, RB	5.75%	10/01/2042	5,870	5,917,232
				81,458,663

Louisiana-1.63%
Jefferson (Parish of), LA Sales Tax District; Series 2019 B, RB (INS - AGM)(l)	4.00%	12/01/2038	6,000	5,907,645
Louisiana (State of) Public Facilities Authority (Ochsner Clinic Foundation); Series 2002 B, RB(a)(i)	5.50%	05/15/2026	1,010	1,085,505
Louisiana (State of) Public Facilities Authority (Provident Group-Flagship Properties LLC- Louisiana State University Nicholson Gateway); Series 2016, RB	5.00%	07/01/2051	12,400	12,512,340
New Orleans (City of), LA;
Series 2014, Ref. RB(a)(i)	5.00%	06/01/2024	605	618,356
Series 2015, RB(a)(i)	5.00%	12/01/2025	3,000	3,150,001
Series 2015, RB(a)(i)	5.00%	12/01/2025	5,500	5,775,002
New Orleans (City of), LA Aviation Board (Parking Facilities Corp. Consolidated Garage System); Series 2018 A, RB (INS - AGM)(l)	5.00%	10/01/2048	5,000	5,192,654
St. John the Baptist (Parish of), LA (Marathon Oil Corp.);
Series 2017, Ref. RB(a)	2.13%	07/01/2024	4,000	3,889,051
Subseries 2017 A-3, Ref. RB(a)	2.20%	07/01/2026	4,000	3,725,308
Tobacco Settlement Financing Corp.; Series 2013 A, Ref. RB	5.25%	05/15/2035	8,500	8,527,621
				50,383,483

Maine-0.19%
Maine (State of) Health & Higher Educational Facilities Authority (Eastern Maine Medical Center Obligated Group); Series 2013, RB(a)(i)	5.00%	07/01/2023	5,700	5,731,316

Maryland-1.24%
Baltimore (City of), MD (Convention Center Hotel); Series 2017, Ref. RB	5.00%	09/01/2039	7,100	6,872,410
Baltimore (City of), MD (East Baltimore Research Park); Series 2017, Ref. RB	5.00%	09/01/2038	1,650	1,655,189
Baltimore (County of), MD (Oak Crest Village, Inc.);
Series 2020, Ref. RB	4.00%	01/01/2045	1,750	1,525,779
Series 2020, Ref. RB	4.00%	01/01/2050	2,500	2,117,552
Maryland (State of) Health & Higher Educational Facilities Authority (Green Street Academy);
Series 2017 A, RB(e)	5.13%	07/01/2037	1,265	1,206,226
Series 2017 A, RB(e)	5.25%	07/01/2047	4,295	3,926,100
Series 2017 A, RB(e)	5.38%	07/01/2052	1,530	1,404,535
Maryland (State of) Health & Higher Educational Facilities Authority (LifeBridge Health); Series 2016, Ref. RB	5.00%	07/01/2047	5,000	5,090,551
Maryland (State of) Health & Higher Educational Facilities Authority (MedStar Health); Series 2017 A, RB	5.00%	05/15/2042	5,000	5,127,359
Montgomery (County of), MD; Series 2017 E, VRD GO Bonds(f)	1.80%	11/01/2037	900	900,000
Prince George’s (County of), MD (Collington Episcopal Life Care Community, Inc.);
Series 2017, Ref. RB	5.25%	04/01/2037	2,000	1,824,906
Series 2017, Ref. RB	5.25%	04/01/2047	4,035	3,403,566
Rockville (City of), MD (Ingleside at King Farm); Series 2017 B, RB	5.00%	11/01/2042	3,500	3,098,795
				38,152,968

Massachusetts-1.80%
Massachusetts (Commonwealth of) Bay Transportation Authority; Series 2016 A, Ref. RB(k)	0.00%	07/01/2031	13,000	9,474,418
Massachusetts (Commonwealth of) Development Finance Agency; Series 2019 A, Ref. RB	5.00%	07/01/2044	4,000	3,807,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts-(continued)
Massachusetts (Commonwealth of) Development Finance Agency (Caregroup);
Series 2016 I, Ref. RB	5.00%	07/01/2036	$3,000	$ 3,116,969
Series 2016 I, Ref. RB	5.00%	07/01/2038	2,045	2,111,894
Series 2018 J-2, RB	5.00%	07/01/2043	4,100	4,230,515
Series 2018 J-2, RB	5.00%	07/01/2048	5,000	5,108,172
Massachusetts (Commonwealth of) Development Finance Agency (Emerson College); Series 2016 A, RB	5.00%	01/01/2047	5,000	5,026,048
Massachusetts (Commonwealth of) Development Finance Agency (International Charter School); Series 2015, Ref. RB	5.00%	04/15/2040	2,000	2,000,868
Massachusetts (Commonwealth of) Development Finance Agency (Lawrence General Hospital);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	825,630
Series 2017, Ref. RB	5.00%	07/01/2047	3,000	2,395,902
Massachusetts (Commonwealth of) Port Authority; Series 2019 A, Ref. RB(b)	5.00%	07/01/2040	1,000	1,044,839
Massachusetts (Commonwealth of) Port Authority (Bosfuel); Series 2019 A, Ref. RB(b)	4.00%	07/01/2044	7,500	6,862,878
Massachusetts (Commonwealth of) Transportation Fund (Rail Enhancement Program); Series 2021 A, RB(h)	4.00%	06/01/2050	10,000	9,433,996
				55,440,025

Michigan-2.12%
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo);
Series 2019, Ref. RB	5.00%	05/15/2037	2,450	2,191,870
Series 2019, Ref. RB	5.00%	05/15/2042	3,310	2,844,124
Michigan (State of); Series 2021, RB	4.00%	11/15/2046	15,000	14,437,560
Michigan (State of) Building Authority (Facilities Program); Series 2021 I, RB	4.00%	10/15/2046	7,000	6,669,986
Michigan (State of) Finance Authority; Series 2020 B-1, Ref. RB	5.00%	06/01/2049	1,615	1,632,449
Michigan (State of) Finance Authority (Beaumont Health Credit Group); Series 2016, RB	5.00%	11/01/2044	9,000	9,108,833
Michigan (State of) Finance Authority (Charter County of Wayne Criminal Justice Center); Series 2018, RB	5.00%	11/01/2043	2,500	2,619,810
Michigan (State of) Finance Authority (Detroit Water & Sewerage Department);
Series 2014 C-6, Ref. RB	5.00%	07/01/2033	1,355	1,376,745
Series 2014 D-1, Ref. RB (INS - AGM)(l)	5.00%	07/01/2037	2,000	2,026,898
Series 2014 D-2, Ref. RB (INS - AGM)(l)	5.00%	07/01/2027	4,000	4,080,905
Series 2014 D-4, Ref. RB	5.00%	07/01/2029	1,355	1,378,688
Michigan (State of) Finance Authority (Local Government Loan Program); Series 2014 F, Ref. RB	4.50%	10/01/2029	4,000	4,009,535
Oakland University Board of Trustees; Series 2016, RB	5.00%	03/01/2047	7,500	7,617,085
Wayne (County of), MI Airport Authority (Detroit Metropolitan Airport);
Series 2012 B, RB(b)	5.00%	12/01/2032	1,500	1,500,921
Series 2012 B, RB(b)	5.00%	12/01/2037	1,500	1,500,764
Series 2012 D, Ref. RB(b)	5.00%	12/01/2028	2,500	2,501,826
				65,497,999

Minnesota-0.28%
Minnesota (State of) Higher Education Facilities Authority (Bethel University); Series 2017, Ref. RB	5.00%	05/01/2047	7,615	6,684,546
St. Paul (City of), MN Housing & Redevelopment Authority (Hmong College Prep Academy); Series 2016, Ref. RB	5.75%	09/01/2046	2,000	2,003,258
				8,687,804

Mississippi-0.14%
West Rankin Utility Authority; Series 2018, RB(a)(i)	5.00%	01/01/2028	4,050	4,464,735

Missouri-1.69%
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport); Series 2019 B, RB (INS - AGM)(b)(l)	5.00%	03/01/2049	11,975	12,191,148
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	5.00%	04/01/2046	1,150	990,551
Kansas City (City of), MO Land Clearance for Redevelopment Authority (Convention Center Hotel); Series 2018 B, RB(e)	5.00%	02/01/2040	1,500	1,172,736
Kirkwood (City of), MO Industrial Development Authority (Aberdeen Heights);
Series 2017 A, Ref. RB	5.25%	05/15/2050	2,900	2,389,046
Series 2017, Ref. RB	5.25%	05/15/2042	1,675	1,448,673

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri-(continued)
Missouri (State of) Health & Educational Facilities Authority (Lutheran Senior Services);
Series 2016 B, Ref. RB	5.00%	02/01/2046	$4,000	$ 3,682,448
Series 2019 A, RB	5.00%	02/01/2042	3,000	2,811,458
Missouri (State of) Health & Educational Facilities Authority (Medical Research Lutheran Services); Series 2016 A, RB	5.00%	02/01/2036	3,200	3,110,895
Missouri (State of) Health & Educational Facilities Authority (Mercy Health); Series 2017 C, Ref. RB(h)	5.00%	11/15/2047	15,540	15,840,324
St. Louis (County of), MO Industrial Development Authority (Friendship Village of Sunset Hills); Series 2013 A, RB	5.88%	09/01/2043	1,750	1,753,169
St. Louis (County of), MO Industrial Development Authority (Friendship Village West County); Series 2018 A, RB	5.13%	09/01/2048	7,500	6,639,596
				52,030,044

Montana-0.07%
Kalispell (City of), MT (Immanuel Lutheran Corp.); Series 2017, Ref. RB	5.25%	05/15/2047	2,645	2,158,632

Nebraska-0.60%
Central Plains Energy Project (No. 3); Series 2017 A, Ref. RB	5.00%	09/01/2035	8,140	8,514,473
Omaha (City of), NE Public Power District; Series 2021 A, RB (INS - AGM)(l)	4.00%	02/01/2051	5,000	4,690,079
Public Power Generation Agency (Whelan Energy Center Unit 2); Series 2016 A, Ref. RB	5.00%	01/01/2037	5,000	5,185,000
				18,389,552

Nevada-0.50%
Las Vegas (City of), NV Convention & Visitors Authority; Series 2018 B, RB	5.00%	07/01/2043	12,320	12,741,821
Nevada (State of) Department of Business & Industry (Doral Academy of Nevada); Series 2017 A, RB(e)	5.00%	07/15/2047	2,900	2,688,119
				15,429,940

New Hampshire-0.60%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	10,992	10,821,451
New Hampshire (State of) Business Finance Authority (Covanta Green Bonds); Series 2020 B, Ref. RB(a)(b)(e)	3.75%	07/02/2040	1,205	927,185
New Hampshire (State of) Business Finance Authority (Covanta); Series 2020 A, Ref. RB(a)(e)	3.63%	07/02/2040	740	566,139
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	6,681	6,240,417
				18,555,192

New Jersey-5.81%
Garden State Preservation Trust; Series 2005 A, RB (INS - AGM)(l)	5.75%	11/01/2028	6,000	6,562,384
Gloucester (County of), NJ Industrial Pollution Control Financing Authority (Logan); Series 2014 A, Ref. PCR(b)(i)	5.00%	12/01/2024	1,665	1,680,914
Hudson County Improvement Authority (Hudson County Courthouse); Series 2020, RB	4.00%	10/01/2046	10,000	9,224,399
New Jersey (State of); Series 2020 A, GO Bonds	4.00%	06/01/2032	9,120	9,836,548
New Jersey (State of) Economic Development Authority;
Series 2005 N-1, Ref. RB (INS - AMBAC)(l)	5.50%	09/01/2024	3,885	3,991,564
Series 2012 II, Ref. RB	5.00%	03/01/2023	2,150	2,150,000
Series 2017 A, Ref. RB	5.00%	07/01/2033	2,800	2,968,115
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.);
Series 2012 C, RB	5.00%	07/01/2032	675	667,033
Series 2012 C, RB	5.30%	07/01/2044	2,380	2,308,843
New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(b)	5.38%	01/01/2043	1,500	1,507,927
New Jersey (State of) Health Care Facilities Financing Authority (Hackensack Meridian Health Obligated Group); Series 2017 A, Ref. RB	5.25%	07/01/2057	6,375	6,566,178
New Jersey (State of) Health Care Facilities Financing Authority (Princeton HealthCare System); Series 2016 A, Ref. RB	5.00%	07/01/2039	7,000	7,265,937

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey-(continued)
New Jersey (State of) Transportation Trust Fund Authority;
Series 2006 C, RB (INS - AGC)(k)(l)	0.00%	12/15/2026	$10,000	$ 8,733,210
Series 2006 C, RB (INS - NATL)(k)(l)	0.00%	12/15/2031	7,410	5,249,345
Series 2010 D, RB	5.25%	12/15/2023	2,000	2,026,692
Series 2014, RB	5.00%	06/15/2032	3,000	3,251,553
Series 2015 AA, RB	5.25%	06/15/2041	2,500	2,550,624
Series 2015 AA, RB	5.00%	06/15/2045	3,420	3,458,913
Series 2016 A-1, RN	5.00%	06/15/2027	10,000	10,492,277
Series 2018 A, Ref. RB	5.00%	12/15/2035	7,030	7,449,974
Series 2018 A, RN(h)(j)	5.00%	06/15/2030	5,000	5,260,538
Series 2018 A, RN(h)(j)	5.00%	06/15/2031	7,500	7,876,181
Series 2019 BB, RB	5.00%	06/15/2044	5,000	5,133,293
Series 2019 BB, RB	4.00%	06/15/2050	6,930	6,280,504
Series 2020 AA, RB	4.00%	06/15/2050	11,760	10,657,825
Series 2022, RB	5.50%	06/15/2050	5,000	5,372,839
New Jersey (State of) Turnpike Authority;
Series 2016 A, Ref. RB	5.00%	01/01/2034	5,000	5,254,892
Series 2021 A, RB	4.00%	01/01/2042	2,750	2,674,715
Series 2021 A, RB	4.00%	01/01/2051	10,000	9,367,650
Series 2022 B, RB	5.25%	01/01/2052	12,000	13,051,920
Tobacco Settlement Financing Corp.; Series 2018 A, Ref. RB	5.00%	06/01/2046	10,000	10,199,780
				179,072,567

New Mexico-0.03%
New Mexico (State of) Hospital Equipment Loan Council (La Vida Expansion); Series 2019 A, RB	5.00%	07/01/2049	1,250	968,346

New York-12.00%
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2009, RB(k)	0.00%	07/15/2035	5,000	2,828,183
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2045	5,850	5,495,873
Hudson Yards Infrastructure Corp.; Series 2017 A, Ref. RB	4.00%	02/15/2044	5,000	4,675,458
Metropolitan Transportation Authority;
Series 2013 A, RB	5.00%	11/15/2038	3,025	3,016,348
Subseries 2012 G-4, Ref. VRD RB (LOC - Bank Of Montreal)(a)(f)(g)	2.00%	11/01/2030	5,000	5,000,000
Metropolitan Transportation Authority (Green Bonds);
Series 2017 A-1, RB	5.25%	11/15/2057	2,280	2,276,989
Series 2017 C-1, Ref. RB	5.00%	11/15/2024	3,670	3,757,719
Series 2019 C, RB (INS - AGM)(l)	4.00%	11/15/2045	10,000	9,346,289
Series 2020 C-1, RB	5.00%	11/15/2050	4,000	4,026,152
Series 2020 D-3, RB	4.00%	11/15/2050	10,000	8,521,899
Series 2020 E, Ref. RB	4.00%	11/15/2045	5,000	4,374,893
Monroe County Industrial Development Corp. (St. Ann’s Community);
Series 2019, Ref. RB	5.00%	01/01/2040	4,985	4,267,195
Series 2019, Ref. RB	5.00%	01/01/2050	2,015	1,594,974
New York & New Jersey (States of) Port Authority;
Ninety-Third Series 1994, RB	6.13%	06/01/2094	5,250	5,376,513
Series 2019, RB(b)	5.00%	11/01/2049	6,500	6,722,152
New York (City of), NY;
Series 2018 E-1, GO Bonds	5.00%	03/01/2041	2,695	2,853,860
Series 2021 A-1, GO Bonds	5.00%	08/01/2047	10,000	10,673,225
Series 2022 A, GO Bonds	5.25%	09/01/2043	7,500	8,338,917
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2042	11,930	11,489,355
New York (City of), NY Municipal Water Finance Authority;
Series 2011 FF-2, VRD RB(f)	0.02%	06/15/2044	10,000	10,000,000
Series 2013 AA1, VRD RB(f)	1.85%	06/15/2050	7,265	7,265,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York-(continued)
New York (City of), NY Transitional Finance Authority;
Series 2015 A4, VRD RB(f)	1.85%	08/01/2041	$1,000	$ 1,000,000
Series 2015 E3, VRD RB(f)	1.85%	02/01/2045	20,000	20,000,000
Series 2016 E4, VRD RB(f)	1.85%	02/01/2045	4,000	4,000,000
Series 2018 B4, VRD RB(f)	1.85%	08/01/2042	3,000	3,000,000
Series 2019, RB	4.00%	11/01/2042	10,000	9,722,005
Series 2022 C-1, RB	4.00%	02/01/2051	6,000	5,661,520
Subseries 2013, RB(h)	5.00%	11/01/2038	5,465	5,496,739
Subseries 2013, RB(h)	5.00%	11/01/2042	12,625	12,685,964
New York (State of) Dormitory Authority; Series 2021 A, Ref. RB	5.00%	03/15/2049	3,360	3,579,034
New York (State of) Dormitory Authority (Bidding Group 3); Series 2021 E, Ref. RB	4.00%	03/15/2040	10,855	10,650,426
New York (State of) Dormitory Authority (General Purpose); Series 2014 C, RB(h)	5.00%	03/15/2040	12,030	12,176,652
New York (State of) Housing Finance Agency (160 Madison Avenue); Series 2014 A, VRD RB (LOC - Landesbank Hessen-Thueringen Girozentrale)(f)(g)	1.77%	11/01/2046	3,515	3,515,000
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2045	7,000	6,778,341
Series 2020 A, Ref. RB	4.00%	11/15/2050	5,000	4,776,557
New York (State of) Thruway Authority; Series 2019 B, RB	4.00%	01/01/2050	10,000	9,155,536
New York Counties Tobacco Trust VI; Series 2016 A-1, Ref. RB	5.75%	06/01/2043	10,000	10,353,681
New York Liberty Development Corp. (3 World Trade Center); Series 2014, Class 1, Ref. RB(e)	5.00%	11/15/2044	10,905	10,498,831
New York Liberty Development Corp. (Goldman Sachs Headquarters); Series 2005, Ref. RB	5.25%	10/01/2035	6,000	6,737,617
New York State Urban Development Corp.;
Series 2020 A, RB	5.00%	03/15/2042	800	860,817
Series 2020 A, RB	4.00%	03/15/2049	10,045	9,335,025
New York State Urban Development Corp. (Bidding Group 3); Series 2021 A, Ref. RB	4.00%	03/15/2045	10,000	9,550,999
New York Transportation Development Corp. (American Airlines, Inc.); Series 2016, Ref. RB(b)	5.00%	08/01/2026	17,190	17,197,515
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(b)	5.00%	01/01/2034	6,970	7,169,595
Series 2018, RB(b)	5.00%	01/01/2036	1,235	1,255,242
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(b)	5.25%	01/01/2050	14,815	14,778,903
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(b)	4.00%	12/01/2041	1,300	1,147,678
Series 2020, Ref. RB	5.00%	12/01/2038	2,000	2,112,799
Series 2022, RB(b)	5.00%	12/01/2037	2,700	2,804,172
Series 2022, RB(b)	5.00%	12/01/2041	7,875	8,034,483
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	1,535	1,560,391
Series 2005 A, RB(e)(k)	0.00%	08/15/2045	55,385	15,090,563
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2021 C-1A, RB	5.00%	05/15/2051	4,115	4,408,179
Series 2022 A, RB	5.25%	05/15/2052	5,000	5,479,670
TSASC, Inc.; Series 2016 B, Ref. RB	5.00%	06/01/2045	8,265	7,667,647
				370,142,575

North Carolina-0.51%
North Carolina (State of) Department of Transportation (I-77 HOT Lanes); Series 2015, RB(b)	5.00%	06/30/2054	5,475	5,146,367
North Carolina (State of) Medical Care Commission (Pennybyrn at Maryfield);
Series 2020, RB	5.00%	10/01/2040	1,050	992,401
Series 2020, RB	5.00%	10/01/2045	1,000	916,411
Series 2020, RB	5.00%	10/01/2050	1,500	1,343,344
North Carolina (State of) Turnpike Authority; Series 2018, Ref. RB	5.00%	01/01/2040	7,000	7,244,320
				15,642,843

North Dakota-0.36%
Burleigh (County of), ND (University of Mary); Series 2016, RB	5.20%	04/15/2046	1,520	1,381,236
Ward (County of), ND (Trinity Obligated Group); Series 2017 C, RB	5.00%	06/01/2048	11,065	9,821,660
				11,202,896

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio-4.38%
Akron, Bath & Copley Joint Township Hospital District (Summa Health Obligated Group); Series 2016, Ref. RB	5.25%	11/15/2046	$5,000	$ 5,049,159
American Municipal Power, Inc. (Greenup Hydroelectric); Series 2016 A, RB	5.00%	02/15/2046	10,000	10,146,612
Buckeye Tobacco Settlement Financing Authority;
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	23,205	21,103,551
Series 2020 B-3, Ref. RB(k)	0.00%	06/01/2057	21,475	2,499,381
Centerville (City of), OH (Graceworks Lutheran Services); Series 2017, Ref. RB	5.25%	11/01/2047	5,400	4,755,632
Chillicothe (City of), OH (Adena Health System Obligated Group); Series 2017, Ref. RB	5.00%	12/01/2037	5,000	5,136,494
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Constellation Schools);
Series 2014 A, Ref. RB(e)	5.75%	01/01/2024	135	135,073
Series 2014 A, Ref. RB(e)	6.50%	01/01/2034	2,450	2,467,606
Cleveland (City of), OH; Series 2008 B-2, RB (INS - NATL)(k)(l)	0.00%	11/15/2025	2,895	2,635,690
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.00%	02/15/2052	5,000	4,929,101
Series 2017, Ref. RB	5.50%	02/15/2052	7,000	7,158,157
Series 2017, Ref. RB	5.00%	02/15/2057	2,150	2,112,409
Franklin (County of), OH (Nationwide Children’s Hospital); Series 2017 B, Ref. VRD RB(f)	2.70%	11/01/2052	5,000	5,000,000
Hamilton (County of), OH (Cincinnati Children’s Hospital); Series 2019 CC, RB	5.00%	11/15/2049	15,050	15,845,994
Hamilton (County of), OH (Life Enriching Communities);
Series 2016, Ref. RB	5.00%	01/01/2046	6,505	5,842,883
Series 2016, Ref. RB	5.00%	01/01/2051	1,695	1,487,561
Hamilton (County of), OH (UC Health); Series 2020, RB	5.00%	09/15/2050	12,040	12,098,927
Lucas (County of), OH (ProMedica Healthcare System); Series 2018 A, Ref. RB	5.25%	11/15/2048	3,500	3,121,813
Montgomery (County of), OH (Dayton Children’s Hospital); Series 2021, Ref. RB	4.00%	08/01/2046	2,500	2,293,344
Muskingum (County of), OH (Genesis Healthcare System); Series 2013, RB	5.00%	02/15/2044	7,740	6,962,990
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(b)	5.00%	12/31/2025	2,000	2,055,580
Ohio (State of) Housing Finance Agency (Covenant House Apartments); Series 2008 C, RB (CEP - GNMA)(b)	6.10%	09/20/2049	2,845	2,846,887
Ohio (State of) Water Development Authority Water Pollution Control Loan Fund (Green Bonds); Series 2021 A, RB	4.00%	12/01/2046	6,540	6,302,548
Tuscarawas (County of), OH Economic Development and Finance Alliance (Ashland University); Series 2015, Ref. RB	6.00%	03/01/2045	3,000	2,992,730
				134,980,122

Oklahoma-0.83%
Oklahoma (State of) Development Finance Authority (OU Medicine);
Series 2018 B, RB	5.25%	08/15/2043	8,500	7,676,824
Series 2018 B, RB(h)(j)	5.50%	08/15/2052	6,000	5,491,989
Oklahoma (State of) Development Finance Authority (Provident Oklahoma Education Resources, Inc.-Cross Village Student Housing);
Series 2017, RB(c)	5.00%	08/01/2052	2,000	2,000
Series 2017, RB(c)	5.25%	08/01/2057	2,610	2,610
Tulsa (City of), OK Airports Improvement Trust; Series 2001 C, Ref. RB(b)	5.50%	12/01/2035	7,500	7,508,638
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(a)(b)	5.00%	06/01/2025	5,000	5,005,927
				25,687,988

Oregon-0.86%
Clackamas (County of), OR Hospital Facility Authority (Mary’s Woods at Marylhurst, Inc.);
Series 2018 A, RB	5.00%	05/15/2048	1,090	924,212
Series 2018 A, RB	5.00%	05/15/2052	500	415,370
Clackamas (County of), OR Hospital Facility Authority (Rose Villa);
Series 2020 A, Ref. RB	5.13%	11/15/2040	1,000	925,828
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,250	1,108,667
Clackamas (County of), OR Hospital Facility Authority (Willamette View);
Series 2017 A, Ref. RB	5.00%	11/15/2047	2,415	2,201,136
Series 2017 A, Ref. RB	5.00%	11/15/2052	2,960	2,656,939

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Oregon-(continued)
Portland (Port of), OR (Portland International Airport);
Series 2017 24 B, RB(b)	5.00%	07/01/2047	$3,000	$ 3,041,789
Series 2019 25 B, RB(b)	5.00%	07/01/2049	5,000	5,110,764
Series 2022 28, RB(b)	5.00%	07/01/2052	10,000	10,274,073
				26,658,778

Pennsylvania-3.91%
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,410	15,624,939
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2019, Ref. RB	4.00%	09/01/2049	5,535	4,950,116
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(b)	5.50%	11/01/2044	3,300	3,314,287
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges); Series 2022, RB(b)	5.25%	06/30/2053	12,000	12,231,000
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2014 A-2, RB(m)	5.13%	12/01/2040	5,500	5,396,805
Series 2017 A, RB	5.50%	12/01/2046	10,000	10,412,698
Series 2017 A-1, RB	5.00%	12/01/2042	2,500	2,618,101
Series 2017 B-1, RB	5.25%	06/01/2047	9,875	10,255,392
Series 2020 B, RB	5.00%	12/01/2045	2,000	2,106,405
Series 2021 A, RB	4.00%	12/01/2046	1,000	924,578
Series 2021 A, Ref. RB	4.00%	12/01/2051	8,500	7,729,118
Philadelphia (City of), PA;
Series 2017 B, Ref. RB(b)	5.00%	07/01/2047	7,500	7,587,512
Series 2021, Ref. RB(b)	5.00%	07/01/2051	15,000	15,295,066
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University); Series 2022, RB	5.25%	11/01/2047	8,000	8,505,886
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	3,500	3,540,726
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group); Series 2017, Ref. RB	5.00%	07/01/2042	3,000	2,525,400
Philadelphia School District (The); Series 2007 A, Ref. GO Bonds (INS - NATL)(l)	5.00%	06/01/2026	2,360	2,472,581
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(a)(e)(f)	3.10%	12/01/2066	5,000	5,000,000
				120,490,610

Puerto Rico-1.41%
Children’s Trust Fund;
Series 2002, RB	5.50%	05/15/2039	6,450	6,450,375
Series 2002, RB	5.63%	05/15/2043	1,250	1,262,567
Series 2008 B, RB(k)	0.00%	05/15/2057	260,000	14,101,828
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2007 VV, Ref. RB (INS - NATL)(l)	5.25%	07/01/2030	2,700	2,709,734
Series 2012 A, RB(c)	5.00%	07/01/2042	5,525	3,853,687
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	1,400	1,388,169
Series 2018 A-1, RB	4.55%	07/01/2040	1,583	1,478,011
Series 2018 A-1, RB(k)	0.00%	07/01/2046	31,000	7,944,680
Series 2018 A-1, RB	5.00%	07/01/2058	4,500	4,175,100
				43,364,151

South Carolina-1.28%
Patriots Energy Group Financing Agency; Series 2018 A, RB(a)	4.00%	02/01/2024	5,000	5,014,246
South Carolina (State of) Jobs-Economic Development Authority (Lutheran Homes);
Series 2013, RB	5.00%	05/01/2028	2,000	1,924,146
Series 2017, Ref. RB	5.00%	05/01/2037	2,860	2,512,296
South Carolina (State of) Jobs-Economic Development Authority (Palmetto Health Alliance); Series 2013 A, Ref. RB(a)(i)	5.25%	08/01/2023	3,850	3,882,915
South Carolina (State of) Ports Authority; Series 2015, RB(a)(b)(i)	5.00%	07/01/2025	10,000	10,321,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
South Carolina-(continued)
South Carolina (State of) Public Service Authority;
Series 2013 E, RB	5.50%	12/01/2053	$5,000	$ 5,027,218
Series 2015 E, RB	5.25%	12/01/2055	7,365	7,413,225
Series 2020 A, Ref. RB	5.00%	12/01/2043	3,300	3,388,510
				39,483,674

Tennessee-1.66%
Knox (County of), TN Health, Educational & Housing Facility Board (Covenant Health); Series 2016 A, Ref. RB	5.00%	01/01/2042	14,000	14,223,765
Metropolitan Nashville Airport Authority (The); Series 2019 B, RB(b)	5.00%	07/01/2044	5,000	5,135,263
Nashville (City of) & Davidson (County of), TN Metropolitan Government Health & Educational Facilities Board (The) (Vanderbilt University Medical Center);
Series 2016 A, RB	5.00%	07/01/2046	8,015	8,111,516
Series 2017 A, RB	5.00%	07/01/2048	1,500	1,510,504
Shelby (County of), TN Health, Educational & Housing Facilities Board (The Village at Germantown, Inc.);
Series 2014, RB	5.00%	12/01/2034	1,000	974,785
Series 2014, RB	5.25%	12/01/2044	1,165	1,116,814
Tennessee Energy Acquisition Corp.; Series 2017 A, RB(a)(i)	4.00%	05/15/2023	20,000	20,023,784
				51,096,431

Texas-9.11%
Aldine Independent School District; Series 2017 A, Ref. GO Bonds (CEP - Texas Permanent School Fund)(h)	5.00%	02/15/2045	15,000	15,689,478
Arlington Higher Education Finance Corp. (Universal Academy); Series 2014 A, RB	7.00%	03/01/2034	1,000	1,017,175
Aubrey Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	5,000	4,634,783
Austin (City of), TX; Series 2022, RB(b)	5.25%	11/15/2047	8,500	8,922,883
Clifton Higher Education Finance Corp. (Idea Public Schools); Series 2013, RB	6.00%	08/15/2043	2,000	2,018,375
Clifton Higher Education Finance Corp. (International Leadership of Texas);
Series 2015 A, RB	5.13%	08/15/2030	2,000	1,999,332
Series 2018 D, RB	6.00%	08/15/2038	5,000	5,061,032
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2022 B, Ref. RB	4.00%	11/01/2045	10,000	9,432,503
Decatur (City of), TX Hospital Authority (Wise Regional Health System);
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,250	1,194,929
Series 2014 A, Ref. RB	5.25%	09/01/2044	1,500	1,449,264
El Paso (City of), TX; Series 2022 A, RB	4.00%	03/01/2048	10,000	9,315,034
Forney Independent School District; Series 2022 B, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2047	7,460	7,138,926
Galena Park Independent School District; Series 1996, Ref. GO Bonds (CEP - Texas Permanent School Fund)(k)	0.00%	08/15/2023	2,000	1,970,613
Galveston Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/01/2047	6,500	6,156,763
Grand Parkway Transportation Corp.;
Series 2013 B, RB(a)(i)	5.25%	10/01/2023	14,360	14,533,048
Series 2020, Ref. RB	4.00%	10/01/2049	15,300	13,921,132
Harris (County of), TX; Series 2007 C, Ref. GO Bonds (INS - AGM)(l)	5.25%	08/15/2031	6,665	7,899,604
Harris (County of), TX Port Authority of Houston; Series 2021, RB	4.00%	10/01/2046	7,065	6,678,672
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital); Series 2021 C, Ref. VRD RB(f)	1.80%	10/01/2041	3,350	3,350,000
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2020 B-2, Ref. RB(b)	5.00%	07/15/2027	1,500	1,499,329
Series 2020 C, Ref. RB(b)	5.00%	07/15/2027	3,875	3,873,986
Houston (City of), TX Convention & Entertainment Facilities Department;
Series 2001 B, RB (INS - AGM)(k)(l)	0.00%	09/01/2026	8,750	7,684,258
Series 2001 B, RB (INS - AGM)(k)(l)	0.00%	09/01/2027	3,600	3,052,376
Lamar Consolidated Independent School District; Series 2023, GO Bonds	4.00%	02/15/2053	5,000	4,686,067
Love Field Airport Modernization Corp. (Southwest Airlines Co.); Series 2012, RB(b)	5.00%	11/01/2028	2,000	2,002,801
Lower Colorado River Authority (LCRA Transmission Services Corp.);
Series 2019, Ref. RB	5.00%	05/15/2044	3,395	3,511,571
Series 2022, Ref. RB	6.00%	05/15/2052	4,265	4,893,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Mesquite Health Facilities Development Corp. (Christian Care Centers, Inc.);
Series 2014, Ref. RB (Acquired 08/27/2014; Cost $1,770,403)(c)(d)	5.13%	02/15/2030	$1,750	$ 1,242,500
Series 2014, Ref. RB (Acquired 08/27/2014-05/08/2018; Cost $2,136,775)(c)(d)	5.13%	02/15/2042	2,135	1,515,850
Series 2016, Ref. RB (Acquired 05/08/2018; Cost $289,538)(c)(d)	5.00%	02/15/2030	280	198,800
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(e)	4.63%	10/01/2031	4,320	4,222,641
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	15	11,926
Series 2021, RB	2.00%	11/15/2061	351	153,042
New Hope Cultural Education Facilities Finance Corp. (Longhorn Village); Series 2017, Ref. RB	5.00%	01/01/2047	3,000	2,677,706
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.00%	11/15/2026	1,145	1,104,442
Series 2016 A, RB	5.38%	11/15/2036	865	766,021
Series 2016 A, RB	5.50%	11/15/2046	1,250	1,039,451
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.00%	10/01/2035	1,820	1,647,307
Series 2018, Ref. RB	5.00%	10/01/2039	3,260	2,815,591
Series 2020, RB	5.25%	10/01/2055	5,000	4,088,933
New Hope Cultural Education Facilities Finance Corp. (Tarleton State University); Series 2014 A, RB(a)(i)	5.00%	04/01/2024	3,000	3,052,556
North East Texas Regional Mobility Authority;
Series 2016 A, RB	5.00%	01/01/2041	6,750	6,760,606
Series 2016, RB	5.00%	01/01/2036	3,400	3,440,523
North Texas Tollway Authority;
Series 2008 D, Ref. RB (INS - AGC)(k)(l)	0.00%	01/01/2028	12,800	10,844,111
Series 2008 D, Ref. RB (INS - AGC)(k)(l)	0.00%	01/01/2029	2,165	1,774,518
Series 2008 D, Ref. RB (INS - AGC)(k)(l)	0.00%	01/01/2031	4,710	3,609,244
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC); Series 2016 A, RB	5.00%	08/15/2046	3,000	2,726,491
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(i)	6.75%	11/15/2024	410	422,024
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area);
Series 2016, RB	5.38%	09/15/2030	395	391,594
Series 2016, RB	5.75%	09/15/2036	145	142,651
San Jacinto River Authority (Groundwater Reduction Plan Division);
Series 2011, RB (INS - AGM)(l)	5.00%	10/01/2032	1,250	1,250,262
Series 2011, RB (INS - AGM)(l)	5.00%	10/01/2037	1,000	1,000,127
Spring Independent School District; Series 2023, GO Bonds	4.00%	08/15/2052	5,000	4,679,173
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2007, RB (Acquired 07/18/2007; Cost $1,485,000)(c)(d)	5.75%	02/15/2025	1,485	816,750
Series 2007, RB (Acquired 07/18/2007; Cost $1,500,000)(c)(d)	5.75%	02/15/2029	1,500	825,000
Series 2017 A, RB (Acquired 03/27/2020; Cost $1,010,412)(c)(d)	6.38%	02/15/2048	1,000	550,000
Series 2017 A, RB (Acquired 12/15/2016; Cost $5,023,907)(c)(d)	6.38%	02/15/2052	5,000	2,750,000
Tarrant County Cultural Education Facilities Finance Corp. (Christus Health); Series 2018 B, RB	5.00%	07/01/2043	4,080	4,220,630
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.63%	11/15/2041	500	474,069
Series 2020, Ref. RB	6.75%	11/15/2051	500	459,252
Series 2020, Ref. RB	6.88%	11/15/2055	500	463,146
Texas (State of) Transportation Commission;
Series 2019, RB(k)	0.00%	08/01/2045	4,000	1,163,037
Series 2019, RB(k)	0.00%	08/01/2046	3,180	869,865
Texas (State of) Transportation Commission (Central Texas Turnpike System);
Series 2002 A, RB (INS - BHAC)(k)(l)	0.00%	08/15/2027	970	837,089
Series 2002, RB(i)(k)	0.00%	08/15/2027	30	26,079
Series 2015 B, Ref. RB(k)	0.00%	08/15/2036	7,670	4,092,246
Series 2015 B, Ref. RB(k)	0.00%	08/15/2037	9,995	5,051,655
Texas (State of) Water Development Board; Series 2022, RB	5.00%	10/15/2047	16,380	17,734,544
Texas Municipal Gas Acquisition & Supply Corp. III; Series 2021, Ref. RB	5.00%	12/15/2032	5,000	5,236,636
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group, LLC SH 288 Toll Lanes);
Series 2016, RB(b)	5.00%	12/31/2045	10,400	10,360,324
Series 2016, RB(b)	5.00%	12/31/2050	4,095	3,953,623

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas-(continued)
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners LLC - North Tarrant Express Managed Lanes); Series 2019 A, Ref. RB	4.00%	12/31/2038	$2,000	$ 1,821,678
Texas Private Activity Bond Surface Transportation Corp. (NTE Mobility Partners Segments 3 LLC Segments 3A and 3B Facility); Series 2013, RB(b)	7.00%	12/31/2038	3,475	3,522,548
Ysleta Independent School District Public Facility Corp.; Series 2001, Ref. RB (INS - AMBAC)(l)	5.38%	11/15/2024	685	687,339
				281,080,926

Utah-0.86%
Mida Mountain Village Public Infrastructure District (Assessment Area No. 2); Series 2021, RB(e)	4.00%	08/01/2050	3,000	2,098,630
Salt Lake City (City of), UT; Series 2021 A, RB(b)	5.00%	07/01/2046	10,000	10,257,027
Salt Lake City Corp.; Series 2017 A, RB(b)(h)	5.00%	07/01/2042	14,000	14,244,833
				26,600,490

Virginia-0.63%
Ballston Quarter Community Development Authority; Series 2016 A, RB	5.50%	03/01/2046	2,400	1,676,512
Hanover (County of), VA Economic Development Authority (Covenant Woods);
Series 2018, Ref. RB	5.00%	07/01/2048	700	632,084
Series 2018, Ref. RB	5.00%	07/01/2051	1,000	894,382
Tobacco Settlement Financing Corp.; Series 2007 B-2, RB	5.20%	06/01/2046	4,000	3,904,780
Virginia (Commonwealth of) Small Business Financing Authority (95 Express Lanes LLC); Series 2022, Ref. RB(b)	4.00%	07/01/2039	5,250	4,770,370
Virginia (Commonwealth of) Small Business Financing Authority (Transform 66 P3); Series 2017, RB(b)	5.00%	12/31/2056	7,500	7,463,079
				19,341,207

Washington-2.69%
King (County of), WA; Series 2019 A, Ref. VRD GO Bonds(f)	1.80%	01/01/2046	695	695,000
Seattle (Port of), WA;
Series 2018 A, RB(b)(h)	5.00%	05/01/2043	21,000	21,294,823
Series 2021 C, Ref. RB(b)	5.00%	08/01/2046	10,000	10,400,774
Series 2022 B, Ref. RB(b)	5.50%	08/01/2047	1,500	1,614,327
Washington (State of); Series 2021 A, Ref. GO Bonds	5.00%	06/01/2040	2,750	2,988,888
Washington (State of) Convention Center Public Facilities District;
Series 2018, RB	5.00%	07/01/2048	20,000	18,725,338
Series 2018, RB(h)(j)	5.00%	07/01/2058	16,500	15,714,958
Washington (State of) Housing Finance Commission (Bayview Manor Homes); Series 2016 A, Ref. RB(e)	5.00%	07/01/2046	7,255	5,773,095
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(a)(e)(i)	6.50%	07/01/2025	800	848,056
Series 2015 A, RB(a)(e)(i)	6.75%	07/01/2025	820	873,788
Washington (State of) Housing Finance Commission (Presbyterian Retirement Co.); Series 2016, Ref. RB(e)	5.00%	01/01/2036	1,875	1,591,814
Washington (State of) Housing Finance Commission (The Hearthstone);
Series 2018 A, Ref. RB(e)	5.00%	07/01/2048	2,000	1,477,633
Series 2018 A, Ref. RB(e)	5.00%	07/01/2053	1,500	1,078,152
				83,076,646

West Virginia-0.21%
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District); Series 2017 A, Ref. RB(e)	5.50%	06/01/2037	2,500	2,528,983
West Virginia (State of) Economic Development Authority (Entsorga West Virginia LLC);
Series 2016, RB(b)(e)	6.75%	02/01/2026	4,035	2,824,500
Series 2018, RB(b)(e)	8.75%	02/01/2036	1,300	1,040,000
				6,393,483

Wisconsin-2.96%
Wisconsin (State of) Center District; Series 2020 D, RB (INS - AGM)(k)(l)	0.00%	12/15/2055	11,870	2,256,184
Wisconsin (State of) Health & Educational Facilities Authority (American Baptist Homes of the Midwest Obligated Group); Series 2017, Ref. RB	5.00%	08/01/2039	3,500	2,873,442
Wisconsin (State of) Health & Educational Facilities Authority (Aspirus, Inc. Obligated Group); Series 2021, RB	4.00%	08/15/2046	10,170	9,084,392

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Municipal Income Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin-(continued)
Wisconsin (State of) Health & Educational Facilities Authority (Froedtert Health); Series 2022 A, Ref. RB	4.00%	04/01/2042	$9,460	$8,674,314

Wisconsin (State of) Health & Educational Facilities Authority (St. John’s Communities, Inc.);
Series 2018 A, RB(a)(i)	5.00%	09/15/2023	1,000	1,009,245

Series 2018 A, RB(a)(i)	5.00%	09/15/2023	5,000	5,046,225

Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands);
Series 2017, RB(c)(e)	6.75%	08/01/2031	3,000	1,650,000

Series 2017, RB(e)	7.00%	12/01/2050	6,100	5,266,894

Wisconsin (State of) Public Finance Authority (Explore Academy);
Series 2020 A, RB(e)	6.13%	02/01/2050	2,500	2,171,571

Series 2022 A, RB(e)	6.13%	02/01/2050	2,705	2,349,640

Wisconsin (State of) Public Finance Authority (Green Bonds); Series 2021, RB(b)	4.00%	03/31/2056	5,500	4,263,611

Wisconsin (State of) Public Finance Authority (KU Campus Development Corp. -Central District Development);
Series 2016, RB	5.00%	03/01/2036	4,500	4,668,675

Series 2016, RB	5.00%	03/01/2041	6,000	6,163,122

Wisconsin (State of) Public Finance Authority (Maryland Proton Treatment Center); Series 2018 A-1, RB(e)	6.25%	01/01/2038	5,250	3,228,750

Wisconsin (State of) Public Finance Authority (Prime Healthcare Foundation, Inc.);
Series 2018 A, RB	5.20%	12/01/2037	5,000	5,078,185

Series 2018 A, RB	5.35%	12/01/2045	4,000	3,943,862

Wisconsin (State of) Public Finance Authority (Renown Regional Medical Center);
Series 2016 A, Ref. RB	5.00%	06/01/2032	2,000	2,087,464

Series 2016 A, Ref. RB	5.00%	06/01/2034	7,180	7,457,674

Wisconsin (State of) Public Finance Authority (Roseman University of Health Sciences); Series 2015, Ref. RB	5.75%	04/01/2035	1,955	1,989,335

Wisconsin (State of) Public Finance Authority (The Evergreens Obligated Group); Series 2019 A, Ref. RB	5.00%	11/15/2044	4,975	4,746,480

Wisconsin (State of) Public Finance Authority (WhiteStone); Series 2017, Ref. RB(e)	5.00%	03/01/2052	1,075	893,601

Wisconsin (State of) Public Finance Authority (Wittenberg University); Series 2016, RB(e)	5.25%	12/01/2039	7,285	6,343,064

				91,245,730

Wyoming-0.24%
Wyoming (State of) Municipal Power Agency; Series 2017 A, Ref. RB(a)(h)(i)(l)	5.00%	01/01/2027	7,000	7,511,809

TOTAL INVESTMENTS IN SECURITIES(o)-105.04% (Cost $3,329,313,857)				3,239,509,113

FLOATING RATE NOTE OBLIGATIONS-(6.21)%
Notes with interest and fee rates ranging from 3.94% to 4.14% at 02/28/2023 and contractual maturities of collateral ranging from 12/01/2027 to 07/01/2058 (See Note 1J)(p)				(191,580,000)

OTHER ASSETS LESS LIABILITIES-1.17%				36,098,994

NET ASSETS-100.00%				$3,084,028,107

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RAC	- Revenue Anticipation Certificates
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
VRD	- Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25	Invesco Municipal Income Fund

Notes to Schedule of Investments:

(a)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(b)	Security subject to the alternative minimum tax.
(c)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $16,160,199, which represented less than 1% of the Fund’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at February 28, 2023 was $14,187,700, which represented less than 1% of the Fund’s Net Assets.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $232,887,901, which represented 7.55% of the Fund’s Net Assets.

(f)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(g)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(h)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(i)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(j)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $50,175,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(k)	Zero coupon bond issued at a discount.
(l)	Principal and/or interest payments are secured by the bond insurance company listed.
(m)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(n)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $291,287,752 are held by TOB Trusts and serve as collateral for the $191,580,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26	Invesco Municipal Income Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $3,329,313,857)	$3,239,509,113

Cash	8,730,698

Receivable for:
Investments sold	4,829,208

Fund shares sold	3,614,369

Interest	37,207,442

Investment for trustee deferred compensation and retirement plans	238,634

Other assets	1,101,526

Total assets	3,295,230,990

Liabilities:

Floating rate note obligations	191,580,000

Payable for:
Investments purchased	10,948,854

Dividends	3,508,946

Fund shares reacquired	3,542,430

Accrued fees to affiliates	1,090,824

Accrued interest expense	95,064

Accrued trustees’ and officers’ fees and benefits	3,757

Accrued other operating expenses	122,325

Trustee deferred compensation and retirement plans	310,683

Total liabilities	211,202,883

Net assets applicable to shares outstanding	$3,084,028,107

Net assets consist of:

Shares of beneficial interest	$3,462,143,313

Distributable earnings (loss)	(378,115,206)

$3,084,028,107

Net Assets:

Class A	$2,162,851,619

Class C	$125,623,516

Class Y	$368,000,046

Investor Class	$74,358,057

Class R6	$353,194,869

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	184,007,308

Class C	10,729,721

Class Y	31,314,753

Investor Class	6,320,370

Class R6	30,052,479

Class A:
Net asset value per share	$11.75

Maximum offering price per share (Net asset value of $11.75 ÷ 95.75%)	$12.27

Class C:
Net asset value and offering price per share	$11.71

Class Y:
Net asset value and offering price per share	$11.75

Investor Class:
Net asset value and offering price per share	$11.76

Class R6:
Net asset value and offering price per share	$11.75

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27	Invesco Municipal Income Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$142,269,107

Expenses:

Advisory fees	14,576,718

Administrative services fees	460,161

Custodian fees	17,834

Distribution fees:
Class A	5,613,683

Class C	1,421,408

Investor Class	114,477

Interest, facilities and maintenance fees	6,931,506

Transfer agent fees – A, C, Y and Investor	1,974,337

Transfer agent fees – R6	52,300

Trustees’ and officers’ fees and benefits	40,470

Registration and filing fees	206,937

Reports to shareholders	81,017

Professional services fees	115,353

Other	73,202

Total expenses	31,679,403

Less: Expense offset arrangement(s)	(4,773)

Net expenses	31,674,630

Net investment income	110,594,477

Realized and unrealized gain (loss) from:

Net realized gain (loss) from:
Unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(5,371,250))	(145,434,256)

Futures contracts	16,006,919

(129,427,337)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	(282,997,365)

Futures contracts	85,938

(282,911,427)

Net realized and unrealized gain (loss)	(412,338,764)

Net increase (decrease) in net assets resulting from operations	$(301,744,287)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28	Invesco Municipal Income Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$110,594,477	$109,430,179

Net realized gain (loss)	(129,427,337)	(1,741,055)

Change in net unrealized appreciation (depreciation)	(282,911,427)	(91,506,049)

Net increase (decrease) in net assets resulting from operations	(301,744,287)	16,183,075

Distributions to shareholders from distributable earnings:

Class A	(75,879,793)	(79,768,354)

Class C	(3,700,621)	(4,674,760)

Class Y	(14,093,930)	(15,800,117)

Investor Class	(2,766,717)	(3,070,454)

Class R6	(12,121,899)	(11,041,199)

Total distributions from distributable earnings	(108,562,960)	(114,354,884)

Share transactions-net:

Class A	(106,342,774)	80,335,462

Class C	(35,167,756)	(36,392,251)

Class Y	(38,174,816)	706,591

Investor Class	(6,199,325)	(4,544,409)

Class R6	30,910,854	104,188,107

Net increase (decrease) in net assets resulting from share transactions	(154,973,817)	144,293,500

Net increase (decrease) in net assets	(565,281,064)	46,121,691

Net assets:

Beginning of year	3,649,309,171	3,603,187,480

End of year	$3,084,028,107	$3,649,309,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29	Invesco Municipal Income Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return (b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$13.27	$0.42	$(1.53)	$(1.11)	$(0.41)	$11.75	(8.39)%		$2,162,852	1.03%		1.03%		0.81%		3.44%		39%
Year ended 02/28/22	13.61	0.40	(0.32)	0.08	(0.42)	13.27	0.52		2,557,469	0.90		0.90		0.80		2.91		11
Year ended 02/28/21	14.04	0.43	(0.46)	(0.03)	(0.40)	13.61	(0.14)		2,545,279	0.92		0.92		0.81		3.25		23
Year ended 02/29/20	13.02	0.45	1.03	1.48	(0.46)	14.04	11.56		2,525,163	1.05		1.05		0.82		3.35		9
Year ended 02/28/19	13.19	0.50	(0.14)	0.36	(0.53)	13.02	2.78		1,982,214	1.01		1.01		0.85		3.85		27
Class C
Year ended 02/28/23	13.22	0.32	(1.51)	(1.19)	(0.32)	11.71	(9.05)		125,624	1.78		1.78		1.56		2.69		39
Year ended 02/28/22	13.55	0.30	(0.32)	(0.02)	(0.31)	13.22	(0.18)		180,005	1.65		1.65		1.55		2.16		11
Year ended 02/28/21	13.97	0.33	(0.45)	(0.12)	(0.30)	13.55	(0.83)		220,569	1.67		1.67		1.56		2.50		23
Year ended 02/29/20	12.96	0.35	1.02	1.37	(0.36)	13.97	10.69		298,433	1.80		1.80		1.57		2.60		9
Year ended 02/28/19	13.12	0.40	(0.13)	0.27	(0.43)	12.96	2.08		133,292	1.76		1.76		1.60		3.10		27
Class Y
Year ended 02/28/23	13.27	0.45	(1.53)	(1.08)	(0.44)	11.75	(8.15)		368,000	0.78		0.78		0.56		3.69		39
Year ended 02/28/22	13.61	0.44	(0.33)	0.11	(0.45)	13.27	0.77		457,194	0.65		0.65		0.55		3.16		11
Year ended 02/28/21	14.04	0.47	(0.47)	0.00	(0.43)	13.61	0.11		468,937	0.67		0.67		0.56		3.50		23
Year ended 02/29/20	13.02	0.48	1.03	1.51	(0.49)	14.04	11.83		500,893	0.80		0.80		0.57		3.60		9
Year ended 02/28/19	13.18	0.54	(0.14)	0.40	(0.56)	13.02	3.11		406,923	0.76		0.76		0.60		4.10		27
Investor Class
Year ended 02/28/23	13.28	0.43	(1.53)	(1.10)	(0.42)	11.76	(8.28	)(d)	74,358	0.92	(d)	0.92	(d)	0.70	(d)	3.55	(d)	39
Year ended 02/28/22	13.63	0.41	(0.33)	0.08	(0.43)	13.28	0.53	(d)	90,711	0.81	(d)	0.81	(d)	0.71	(d)	3.00	(d)	11
Year ended 02/28/21	14.05	0.45	(0.46)	(0.01)	(0.41)	13.63	0.03	(d)	97,587	0.81	(d)	0.81	(d)	0.70	(d)	3.36	(d)	23
Year ended 02/29/20	13.03	0.46	1.03	1.49	(0.47)	14.05	11.65	(d)	102,850	0.98	(d)	0.98	(d)	0.75	(d)	3.42	(d)	9
Year ended 02/28/19	13.19	0.52	(0.14)	0.38	(0.54)	13.03	2.96	(d)	99,887	0.88	(d)	0.88	(d)	0.72	(d)	3.98	(d)	27
Class R6
Year ended 02/28/23	13.27	0.45	(1.53)	(1.08)	(0.44)	11.75	(8.11)		353,195	0.73		0.73		0.51		3.74		39
Year ended 02/28/22	13.61	0.44	(0.32)	0.12	(0.46)	13.27	0.82		363,930	0.60		0.60		0.50		3.21		11
Year ended 02/28/21	14.04	0.48	(0.47)	0.01	(0.44)	13.61	0.17		270,815	0.61		0.61		0.50		3.56		23
Year ended 02/29/20	13.02	0.49	1.03	1.52	(0.50)	14.04	11.90		243,417	0.74		0.74		0.51		3.66		9
Year ended 02/28/19	13.18	0.54	(0.13)	0.41	(0.57)	13.02	3.18		152,478	0.69		0.69		0.53		4.17		27

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.14%, 0.16%, 0.14%, 0.17% and 0.13% for the years ended February 28, 2023, February 28, 2022, February 28, 2021, February 29, 2020, and February 28, 2019, respectively.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30	Invesco Municipal Income Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Municipal Income Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

    The Fund’s investment objective is to provide investors with a high level of current income exempt from federal income tax, consistent with preservation of capital.

    The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Investor Class and Class R6. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Investor Class and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

    The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

    The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser

31	Invesco Municipal Income Fund

may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk.

32	Invesco Municipal Income Fund

The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Futures Contracts - The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.

L.

Collateral - To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate

First $500 million	0.500%

Over $500 million	0.450%

    For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.46%.

    Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

    The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Investor Class and Class R6 shares to 1.50%, 2.25%, 1.25%, 1.50% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total

33	Invesco Municipal Income Fund

annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

    The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

    The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

    The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y, Investor Class and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares, up to 1.00% of the average daily net assets of Class C shares, and up to 0.25% of the average daily net assets of Investor Class shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

    Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $142,848 in front-end sales commissions from the sale of Class A shares and $101,123 and $4,441 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

    Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

    The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$3,239,111,967	$397,146	$3,239,509,113

NOTE 4–Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

    For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2023

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Interest Rate Risk

Realized Gain:
Futures contracts	$16,006,919

34	Invesco Municipal Income Fund

Location of Gain on Statement of Operations
Interest Rate Risk

Change in Net Unrealized Appreciation:
Futures contracts	$ 85,938

Total	$16,092,857

    The table below summarizes the average notional value of derivatives held during the period.

Futures Contracts

Average notional value	$191,657,545

NOTE 5–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $293,459,412 and securities sales of $176,424,217, which resulted in net realized gains (losses) of $(5,371,250).

NOTE 6–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $4,773.

NOTE 7–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 8–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement. During the year ended February 28, 2023, the Fund did not borrow under this agreement.

    Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

    Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $233,822,308 and 2.32%, respectively.

NOTE 9–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$3,049,101	$–

Ordinary income-tax-exempt	105,513,859	114,354,884

Total distributions	$108,562,960	$114,354,884

*	Includes short-term capital gain distributions, if any.

35	Invesco Municipal Income Fund

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$8,825,252

Net unrealized appreciation (depreciation) – investments	(90,087,477)

Temporary book/tax differences	(224,300)

Capital loss carryforward	(296,628,681)

Shares of beneficial interest	3,462,143,313

Total net assets	$3,084,028,107

    The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, inverse floaters, defaulted bonds, amortization and accretion on debt securities.

    The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

    Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

    The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$166,178,070	$130,450,611	$296,628,681

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $1,255,731,979 and $1,370,851,258, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 55,408,420

Aggregate unrealized (depreciation) of investments	(145,495,897)

Net unrealized appreciation (depreciation) of investments	$ (90,087,477)

    Cost of investments for tax purposes is $3,329,596,590.

NOTE 11–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds, amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $1,022,184, undistributed net realized gain (loss) was decreased by $985,439 and shares of beneficial interest was decreased by $36,745. This reclassification had no effect on the net assets of the Fund.

NOTE 12–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:

Class A	51,939,998	$622,005,075	23,445,616	$323,770,134

Class C	2,086,245	24,691,610	456,867	6,275,162

Class Y	14,023,508	168,550,621	5,332,654	73,600,065

Investor Class	129,085	1,553,791	570,656	7,835,950

Class R6	19,086,248	228,925,511	10,560,172	145,643,669

Issued as reinvestment of dividends:

Class A	3,915,578	46,894,527	3,643,290	50,150,469

Class C	235,311	2,809,733	268,064	3,676,714

Class Y	603,890	7,233,773	608,723	8,378,322

Investor Class	166,270	1,993,122	160,127	2,206,562

Class R6	776,676	9,299,042	628,928	8,649,963

Automatic conversion of Class C shares to Class A shares:

Class A	315,953	3,793,670	243,007	3,345,896

Class C	(317,247)	(3,793,670)	(244,051)	(3,345,896)

36	Invesco Municipal Income Fund

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Reacquired:

Class A	(64,878,292)	$(779,036,046)	(21,583,687)	$(296,931,037)

Class C	(4,895,438)	(58,875,429)	(3,132,999)	(42,998,231)

Class Y	(17,770,229)	(213,959,210)	(5,936,028)	(81,271,796)

Investor Class	(804,121)	(9,746,238)	(1,063,264)	(14,586,921)

Class R6	(17,237,266)	(207,313,699)	(3,657,047)	(50,105,525)

Net increase (decrease) in share activity	(12,623,831)	$(154,973,817)	10,301,028	$144,293,500

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 68% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

37	Invesco Municipal Income Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Municipal Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Municipal Income Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the five years in the period ended February 28, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the five years in the period ended February 28, 2023 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

38	Invesco Municipal Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$997.90	$5.40	$1,019.39	$5.46	1.09%
Class C	1,000.00	994.10	9.10	1,015.67	9.20	1.84
Class Y	1,000.00	999.10	4.16	1,020.63	4.21	0.84
Investor Class	1,000.00	997.60	4.90	1,019.89	4.96	0.99
Class R6	1,000.00	999.40	3.87	1,020.93	3.91	0.78

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

39	Invesco Municipal Income Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

    The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

    The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.19%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

40	Invesco Municipal Income Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management - Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Municipal Income Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Municipal Income Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	VK-MINC-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco New Jersey Municipal Fund

Nasdaq:
A: ONJAX ∎ C: ONJCX ∎ Y: ONJYX ∎ R6: IORJX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

13	Financial Statements

16	Financial Highlights

17	Notes to Financial Statements

23	Report of Independent Registered Public Accounting Firm

24	Fund Expenses

25	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary
For the fiscal year ended February 28, 2023, Class A shares of Invesco New Jersey Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New Jersey Index.
Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-5.96%
Class C Shares	-6.67
Class Y Shares	-5.72
Class R6 Shares	-5.76
S&P Municipal Bond New Jersey Index ▼	-3.70
U.S. Consumer Price Index▼	6.04
Source(s): ▼Bloomberg LP

Market conditions and your Fund

The New Jersey State economy continued to demonstrate near-term positive momentum following the COVID-19 pandemic. Revenue growth has been strong in recent years on steady increases in gross income taxes, sales taxes and a new pass-through business alternative income tax that was initiated in fiscal year 2021. This trend has helped to sustain general fund balances that remain well above what New Jersey has reported historically, noting that pandemic-related government stimulus along with a large COVID-19 Emergency General Obligation issuance also contributed to accumulating these healthy reserves.

    As a credit positive, the state has used this opportunity to begin proactively addressing its large liability burden, including its second year of making the full actuarial contribution to its pension plans. Coupled with the trend of building a notably improved general fund balance, the enhanced financial flexibility of the state has garnered positive outlooks from all three major credit rating agencies. New Jersey also benefits from a large economy with high wealth levels, as illustrated by an average personal income that is 118% of the national average.1 Its proximity to the New York City metro area further provides for access to a diverse set of employment opportunities but with a cost of living that is lower than residing in Manhattan itself. For these reasons, the Invesco municipal investment team believes debt issued by the state of New Jersey has continued to offer opportunity for municipal investors at the right levels.

    Despite the recent progress made by the Garden State, New Jersey does face longer-term challenges given its exposure to debt and retirement liabilities that are among the largest in the country. In addition, now that the bulk of one-time COVID-19 federal stimulus has largely come to an end, these challenges have the potential to become more pronounced as reserve balances are con-

sumed. As such, we believe the state’s credit trajectory will hinge on its demonstrated ability to achieve a balanced budget solely with tax collections and other recurring revenues, while ensuring policies are in place to sustain its debt management program moving forward. Absent these controls and policy measures, New Jersey could face the politically unpopular decision to either cut appropriations or incur additional deficit financing. We believe either outcome would be a negative for the credit, especially following a period where the governor has expanded the budget to cover increased levels of educational spending and pension contributions. Additionally, New Jersey’s already high tax rates restrict the state’s ability to further increase revenues absent a continued rebound in post-pandemic economic activity. Ultimately, the direction of future credit ratings will largely depend on New Jersey’s ability to address these fiscal concerns in a timely and sustainable fashion.

    At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.2

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in

40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.3 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.4

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.5 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.5

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end. The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.6 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.6

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.2 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

2	Invesco New Jersey Municipal Fund

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 for calendar year 2022.7 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, security selection and an overweight allocation to non-rated bonds contributed to the Fund’s performance relative to its benchmark. At the sector level, sector allocation to and overweight exposure among the appropriation sector contributed to the Fund’s relative performance.

    An underweight allocation to AA-rated† bonds detracted from the Fund’s performance relative to its benchmark during the fiscal year. An overweight exposure to 4.00-4.49% coupon bonds was also detractive from relative return. An overweight allocation to the education sector detracted from the Fund’s performance relative to its benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco New Jersey Municipal Fund and for sharing our long-term investment horizon.

1 Source: Bureau of Economic Analysis

2 Source: Bloomberg LP

3 Source: Refinitiv TM3

4 Source: Lipper Inc.

5 Source: US Federal Reserve

6 Source: JP Morgan

7 Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side

Portfolio manager(s):

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco New Jersey Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: Bloomberg LP

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco New Jersey Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (3/1/94)	4.06%
10 Years	1.91
5 Years	3.37
1 Year	-9.94

Class C Shares
Inception (8/29/95)	4.05%
10 Years	1.77
5 Years	3.60
1 Year	-7.57

Class Y Shares
Inception (11/29/10)	3.83%
10 Years	2.57
5 Years	4.53
1 Year	-5.72

Class R6 Shares
10 Years	2.47%
5 Years	4.53
1 Year	-5.76

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester New Jersey Municipal Fund (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New Jersey Municipal Fund. The Fund was subsequently renamed the Invesco New Jersey Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco New Jersey Municipal Fund

Supplemental Information

Invesco New Jersey Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New Jersey Index is a broad, market value-weighted index that seeks to measure the performance of bonds issued within New Jersey.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco New Jersey Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	81.49%
Pre-Refunded Bonds	8.96
General Obligation Bonds	6.34
Other	3.21

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2002, RB	5.44%
2.	New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.), Series 2008 B, VRD RB	3.21
3.	New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement), Series 2013, RB	3.13
4.	New Jersey (State of) Transportation Trust Fund Authority, Series 2018 A, Ref. RB	2.79
5.	Rutgers The State University of New Jersey, Series 2013 L, Ref. RB	2.28

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco New Jersey Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Municipal Obligations–100.06%
New Jersey–86.23%

Atlantic City (City of), NJ; Series 2017 A, Ref. GO Bonds (INS - BAM)(a)	5.00%	03/01/2042	$1,250	$1,293,003

Camden (County of), NJ Improvement Authority (The) (KIPP Cooper Norcross Academy) (Social Bonds); Series 2022, RB	6.00%	06/15/2052	1,325	1,392,558

Casino Reinvestment Development Authority, Inc.;
Series 2004, RB (INS - AMBAC)(a)	5.25%	01/01/2024	1,665	1,666,571

Series 2004, RB (INS - AMBAC)(a)	5.00%	01/01/2025	220	220,180

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2028	1,000	1,029,853

Series 2014, Ref. RB (INS - AGM)(a)	5.00%	11/01/2031	2,000	2,051,904

Series 2014, Ref. RB	5.25%	11/01/2039	3,000	3,047,342

Series 2014, Ref. RB	5.25%	11/01/2044	4,990	5,058,574

Essex (County of), NJ Improvement Authority (559 Broad/Hazelwood); Series 2020 A, RB(b)	4.00%	08/01/2060	1,500	1,192,376

Essex (County of), NJ Improvement Authority (CHF-Newark LLC-NJIT Student Housing); Series 2021 A, RB (INS - BAM)(a)	4.00%	08/01/2051	1,040	954,677

Garden State Preservation Trust;
Series 2003 B, RB (INS - AGM)(a)(c)	0.00%	11/01/2026	140	123,857

Series 2005 A, RB (INS - AGM)(a)	5.75%	11/01/2028	2,140	2,340,583

Hudson County Improvement Authority (Hudson County Courthouse); Series 2020, RB	4.00%	10/01/2046	1,600	1,475,904

Jersey City (City of), NJ Redevelopment Agency (Bayfront Redevelopment); Series 2022, RB	4.00%	12/15/2031	2,000	2,112,948

Lavallette School District; Series 2005, GO Bonds (INS - SGI)(a)	4.20%	02/01/2025	10	10,007

Middlesex (County of), NJ Improvement Authority; Series 2000, RB (INS - AMBAC)(a)(d)	5.50%	09/01/2030	20	20,041

New Brunswick (City of), NJ Parking Authority;
Series 2012, Ref. RB	5.00%	09/01/2027	445	445,655

Series 2012, Ref. RB	5.00%	09/01/2029	605	605,852

New Jersey (State of);
Series 2016, GO Bonds(e)	5.00%	06/01/2028	5,000	5,426,900

Series 2020 A, GO Bonds	4.00%	06/01/2032	4,540	4,896,703

New Jersey (State of) Building Authority;
Series 2016 A, Ref. RB(f)(g)	5.00%	06/15/2026	300	319,373

Series 2016 A, Ref. RB (INS - BAM)(a)	5.00%	06/15/2028	600	635,572

New Jersey (State of) Economic Development Authority;
Series 1998 B, RB(d)	6.50%	04/01/2031	90	90,062

Series 1999 A, RB	6.25%	07/01/2024	5	5,009

Series 2005 N-1, Ref. RB (INS - NATL)(a)	5.50%	09/01/2023	100	100,975

Series 2015 WW, RB(f)(g)	5.00%	06/15/2025	3,000	3,120,495

Series 2015 WW, RB(f)(g)	5.00%	06/15/2025	3,000	3,120,495

Series 2017 A, Ref. RB (INS - BAM)(a)	5.00%	07/01/2033	3,000	3,176,411

Series 2018 A, RB	5.00%	06/15/2047	3,000	3,064,076

Series 2020, RB	4.00%	11/01/2038	2,000	1,949,717

New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB(b)	5.00%	10/01/2039	2,000	1,492,867

New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(d)	5.25%	09/15/2029	2,350	2,338,617

Series 2012, RB(d)	5.75%	09/15/2027	1,000	999,935

New Jersey (State of) Economic Development Authority (Elite Pharmaceuticals, Inc. - 2005); Series 2005 A, RB(d)	6.50%	09/01/2030	25	21,683

New Jersey (State of) Economic Development Authority (Foundation Academy Charter School);
Series 2018 A, RB	5.00%	07/01/2038	350	352,055

Series 2018 A, RB	5.00%	07/01/2050	1,000	961,543

New Jersey (State of) Economic Development Authority (Golden Door Charter School);
Series 2018 A, RB(b)	6.25%	11/01/2038	525	548,040

Series 2018 A, RB(b)	6.50%	11/01/2052	2,500	2,611,374

New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.);
Series 2013, RB	6.00%	10/01/2043	3,200	3,235,988

Series 2014 A, RB(b)	6.00%	10/01/2034	515	518,974

New Jersey (State of) Economic Development Authority (Lions Gate); Series 2014, RB	5.25%	01/01/2044	4,500	3,946,162

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School);
Series 2018 A, RB(b)	5.00%	10/01/2033	$1,000	$955,613
Series 2018 A, RB(b)	5.25%	10/01/2038	2,500	2,357,632

New Jersey (State of) Economic Development Authority (Middlesex Water Co.); Series 2019, RB(d)	4.00%	08/01/2059	4,275	3,424,517

New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	2,239	2,388,571

New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	1,000	1,001,207

New Jersey (State of) Economic Development Authority (Port Newark Container Terminal LLC); Series 2017, Ref. RB(d)	5.00%	10/01/2047	2,000	1,966,568

New Jersey (State of) Economic Development Authority (Portal North Bridge); Series 2022 A, RB	5.00%	11/01/2052	2,000	2,068,986

New Jersey (State of) Economic Development Authority (Provident Group - Rowan Properties LLC - Rowan University Student Housing); Series 2015 A, RB	5.00%	01/01/2030	50	49,597

New Jersey (State of) Economic Development Authority (Social Bonds); Series 2021 QQQ, RB	4.00%	06/15/2046	3,465	3,158,050

New Jersey (State of) Economic Development Authority (Team Academy Charter School); Series 2018 A, RB	5.00%	12/01/2048	3,000	3,022,533

New Jersey (State of) Economic Development Authority (The Goethals Bridge Replacement); Series 2013, RB(d)	5.38%	01/01/2043	8,650	8,695,715
New Jersey (State of) Economic Development Authority (UMM Energy Partners, LLC);
Series 2012 A, RB(d)	5.00%	06/15/2037	1,515	1,515,223
Series 2012 A, RB(d)	5.13%	06/15/2043	3,250	3,250,249
New Jersey (State of) Economic Development Authority (University Heights Charter School);
Series 2018 A, RB(b)(h)	5.38%	09/01/2033	264	241,160
Series 2018 A, RB(b)(h)	5.63%	09/01/2038	733	670,865
New Jersey (State of) Educational Facilities Authority (Georgian Court University);
Series 2017 G, Ref. RB	5.00%	07/01/2030	1,395	1,359,837
Series 2017 G, Ref. RB	5.00%	07/01/2033	1,590	1,521,818
Series 2017 G, Ref. RB	5.00%	07/01/2035	1,485	1,391,210
Series 2017 G, Ref. RB	5.00%	07/01/2036	1,640	1,513,487

New Jersey (State of) Educational Facilities Authority (New Jersey City University); Series 2021, Ref. RB (INS - AGM)(a)	4.00%	07/01/2036	765	757,766

New Jersey (State of) Educational Facilities Authority (Princeton University); Series 2022 A, RB	5.00%	03/01/2032	2,500	2,979,433
New Jersey (State of) Educational Facilities Authority (Rider University);
Series 2017 F, RB	5.00%	07/01/2035	185	174,881
Series 2017 F, RB	5.00%	07/01/2036	400	375,847
Series 2017 F, RB	5.00%	07/01/2047	3,250	2,839,873

New Jersey (State of) Educational Facilities Authority (Stevens Institute of Technology) (Green Bonds); Series 2020 A, RB	4.00%	07/01/2050	3,000	2,609,201

New Jersey (State of) Educational Facilities Authority (William Paterson University of New Jersey (The)); Series 2017 B, RB (INS - AGM)(a)	5.00%	07/01/2047	2,000	2,070,856
New Jersey (State of) Health Care Facilities Financing Authority;
Series 2013, Ref. RB(f)(g)	5.00%	08/15/2023	1,960	1,975,739
Series 2017, Ref. RB	5.00%	10/01/2038	2,000	2,077,959

New Jersey (State of) Health Care Facilities Financing Authority (AHS Hospital Corp.); Series 2008 B, VRD RB (LOC - Bank Of America N.A.)(i)(j)	2.73%	07/01/2036	8,940	8,940,000

New Jersey (State of) Health Care Facilities Financing Authority (Barnabas Health Obligated Group); Series 2014, Ref. RB	5.00%	07/01/2044	3,000	3,032,482

New Jersey (State of) Health Care Facilities Financing Authority (Marlboro Psychiatric Hospital); Series 2013, RB	5.00%	09/15/2029	5,000	5,046,575

New Jersey (State of) Health Care Facilities Financing Authority (RWJ Barnabas Health Obligated Group); Series 2021, RB	4.00%	07/01/2045	3,000	2,819,021

New Jersey (State of) Health Care Facilities Financing Authority (University Hospital); Series 2015 A, RB (INS - AGM)(a)	5.00%	07/01/2046	2,000	2,016,316

New Jersey (State of) Health Care Facilities Financing Authority (Valley Health System Obligated Group); Series 2019, RB	5.00%	07/01/2030	1,250	1,392,242
New Jersey (State of) Higher Education Student Assistance Authority;
Series 2013 1B, RB(d)	4.75%	12/01/2043	2,000	1,919,856
Series 2019 C, Ref. RB(d)	3.63%	12/01/2049	1,000	788,191
Series 2021 C, RB(d)	3.25%	12/01/2051	500	353,545

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Jersey–(continued)

New Jersey (State of) Housing & Mortgage Finance Agency;
Series 2018 A, Ref. RB	3.95%	11/01/2043	$870	$807,826
Series 2018 BB, Ref. RB(d)	3.80%	10/01/2032	765	730,427
Series 2019 A, Ref. RB	3.00%	11/01/2044	510	392,901
Series 2019 A, Ref. RB	3.05%	11/01/2049	865	639,517
Series 2020 E, Ref. RB	2.45%	10/01/2050	530	382,358

New Jersey (State of) Housing & Mortgage Finance Agency (Social Bonds); Series 2022 I, RB	5.00%	10/01/2053	3,000	3,118,389
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (INS - BAM)(a)(c)	0.00%	12/15/2037	2,000	1,042,061
Series 2008 A, RB(c)	0.00%	12/15/2038	2,000	953,117
Series 2010 A, RB (INS - BAM)(a)(c)	0.00%	12/15/2028	1,200	975,975
Series 2013 AA, RB	5.25%	06/15/2033	1,335	1,341,622
Series 2013 AA, RB (INS - BAM)(a)	5.25%	06/15/2033	2,530	2,542,550
Series 2013 AA, RB	5.50%	06/15/2039	1,750	1,756,068
Series 2018 A, Ref. RB	4.25%	12/15/2038	7,790	7,771,285
Series 2018 A, Ref. RN	5.00%	06/15/2031	3,540	3,717,557
Series 2019 BB, RB	4.00%	06/15/2050	5,930	5,374,226
Series 2022, RB	4.00%	06/15/2046	2,000	1,822,828
Series 2022, RB	5.50%	06/15/2050	1,500	1,611,852
New Jersey (State of) Turnpike Authority;
Series 2019 A, RB	5.00%	01/01/2048	2,000	2,101,164
Series 2021 A, RB	4.00%	01/01/2042	5,975	5,811,427
Series 2022 B, RB	5.25%	01/01/2052	3,000	3,262,980
Newark (City of), NJ;
Series 2015 A, GO Bonds	5.00%	07/15/2029	3,000	3,117,048
Series 2015 B, GO Bonds (CEP - Oregon School Bond Guaranty)	5.00%	07/15/2029	430	446,777
Series 2020 C, Ref. GO Bonds (INS - AGM)(a)	4.00%	10/01/2039	305	295,722
Newark (City of), NJ Housing Authority;
Series 2007, Ref. RB (INS - NATL)(a)	5.00%	01/01/2032	760	824,222
Series 2017, Ref. RB	4.00%	01/01/2037	1,000	1,004,202
Passaic (County of), NJ Improvement Authority (The) (Paterson Arts & Science Charter School);
Series 2023, RB	5.38%	07/01/2053	1,000	1,006,311
Series 2023, RB	5.50%	07/01/2058	1,000	1,007,938
Rutgers The State University of New Jersey;
Series 2013 J, Ref. RB(f)(g)	5.00%	05/01/2023	5,380	5,396,290
Series 2013 L, Ref. RB(f)(g)	5.00%	05/01/2023	4,000	4,012,111
Series 2013 L, Ref. RB(f)(g)	5.00%	05/01/2023	6,330	6,349,166

Salem (County of), NJ Improvement Authority (Finlaw State Office Building); Series 2021, Ref. RB (INS - AGM)(a)	4.00%	08/15/2048	1,905	1,728,438

Salem (County of), NJ Pollution Control Financing Authority (Chambers); Series 2014 A, PCR(d)(f)	5.00%	12/01/2023	650	655,391
South Jersey Transportation Authority;
Series 2014 A, Ref. RB	5.00%	11/01/2039	3,650	3,648,222
Series 2020 A, RB	5.00%	11/01/2045	2,000	2,044,860
Series 2022, RB	4.63%	11/01/2047	1,000	965,346
Series 2022, RB	5.25%	11/01/2052	2,000	2,055,717
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	4,000	4,079,912
Series 2018 A, Ref. RB	5.25%	06/01/2046	1,000	1,033,691
Series 2018 B, Ref. RB	5.00%	06/01/2046	3,400	3,366,075
Union (County of), NJ Improvement Authority; Series 1998 A, RB (INS - NATL)(a)(d)	5.00%	03/01/2028	55	55,092
				239,946,193

Puerto Rico–8.45%

Children’s Trust Fund; Series 2002, RB	5.63%	05/15/2043	15,000	15,150,804

Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	6.00%	08/01/2026	5,235	137,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of);

Series 2021 A, GO Bonds(c)	0.00%	07/01/2024	$71	$66,568

Series 2021 A, GO Bonds(c)	0.00%	07/01/2033	273	155,532

Series 2021 A-1, GO Bonds	5.25%	07/01/2023	118	118,791

Series 2021 A-1, GO Bonds	5.38%	07/01/2025	236	239,859

Series 2021 A-1, GO Bonds	5.63%	07/01/2027	234	241,829

Series 2021 A-1, GO Bonds	5.63%	07/01/2029	230	240,295

Series 2021 A-1, GO Bonds	5.75%	07/01/2031	224	235,455

Series 2021 A-1, GO Bonds	4.00%	07/01/2033	212	190,069

Series 2021 A-1, GO Bonds	4.00%	07/01/2035	191	167,002

Series 2021 A-1, GO Bonds	4.00%	07/01/2037	164	139,946

Series 2021 A-1, GO Bonds	4.00%	07/01/2041	222	183,789

Series 2021 A-1, GO Bonds	4.00%	07/01/2046	231	184,251

Subseries 2022, RN	0.00%	11/01/2043	1,001	431,520

Subseries 2022, RN	0.00%	11/01/2051	5,558	1,903,503
Puerto Rico (Commonwealth of) Electric Power Authority;

Series 2010 AAA, RB(h)	5.25%	07/01/2030	500	350,000

Series 2010 AAA, RB(h)	5.25%	07/01/2031	550	385,000

Series 2012 A, RB(h)	5.05%	07/01/2042	45	31,388
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(d)	6.63%	06/01/2026	160	162,500
Puerto Rico Sales Tax Financing Corp.;

Series 2018 A-1, RB(c)	0.00%	07/01/2051	6,271	1,183,212

Series 2018 A-1, RB	5.00%	07/01/2058	1,371	1,272,014

Series 2019 A-2, RB	4.54%	07/01/2053	60	51,887
Series 2019 A-2B, RB	4.55%	07/01/2040	304	283,897
				23,506,530

New York–3.63%
New York & New Jersey (States of) Port Authority;

Series 2019 220, RB(d)	4.00%	11/01/2059	2,000	1,753,383

Series 2019, RB(d)	5.00%	11/01/2049	1,500	1,551,266

Series 2020, RB(d)	4.00%	07/15/2039	4,250	4,089,595

Series 2021, Ref. RB(d)	4.00%	07/15/2040	1,350	1,288,740

Series 2022, Ref. RB(d)	5.50%	08/01/2052	500	539,439
Two Hundred Sixth Series 2017, Ref. RB(d)	5.00%	11/15/2037	850	882,992
				10,105,415

Guam–0.69%

Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	2,000	1,921,323
Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(d)	5.75%	09/01/2031	10	10,025
				1,931,348

Virgin Islands–0.67%
Tobacco Settlement Financing Corp.;

Series 2006, RB(c)	0.00%	05/15/2035	1,100	479,581

Series 2006, RB(c)	0.00%	05/15/2035	3,100	1,243,602
Virgin Islands (Government of) Water & Power Authority (Electric System);

Series 2007 A, RB	5.00%	07/01/2024	50	48,489

Series 2007 A, RB	5.00%	07/01/2026	15	14,255
Series 2007 A, RB	5.00%	07/01/2027	85	80,313
				1,866,240
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco New Jersey Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Northern Mariana Islands–0.39%

Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(d)	6.25%	03/15/2028	$1,135	$1,090,682
TOTAL INVESTMENTS IN SECURITIES(k) –100.06% (Cost $284,162,546)				278,446,408
FLOATING RATE NOTE OBLIGATIONS–(1.35)%
Note with an interest and fee rate of 4.11% at 02/28/2023 and a contractual maturity of collateral of 06/01/2028 (See Note 1J)(l)				(3,750,000)
OTHER ASSETS LESS LIABILITIES–1.29%				3,569,607
NET ASSETS–100.00%				$278,266,015

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
FHLMC	– Federal Home Loan Mortgage Corp.
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
PCR	– Pollution Control Revenue Bonds
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.
VRD	– Variable Rate Demand

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $10,588,901, which represented 3.81% of the Fund’s Net Assets.

(c)	Zero coupon bond issued at a discount.
(d)	Security subject to the alternative minimum tax.
(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(h)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $1,678,413, which represented less than 1% of the Fund’s Net Assets.

(i)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(l)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $5,426,900 are held by TOB Trusts and serve as collateral for the $3,750,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco New Jersey Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:

Investments in unaffiliated securities, at value (Cost $284,162,546)	$278,446,408

Cash	1,985,623

Receivable for:
Investments sold	190,000

Fund shares sold	387,309

Interest	3,305,860

Investments matured, at value (Cost $776,457)	563,902

Investment for trustee deferred compensation and retirement plans	39,734

Other assets	92,905

Total assets	285,011,741

Liabilities:
Floating rate note obligations	3,750,000

Payable for:
Investments purchased	1,966,160

Dividends	378,318

Fund shares reacquired	401,056

Accrued fees to affiliates	111,652

Accrued interest expense	2,507

Accrued trustees’ and officers’ fees and benefits	22,663

Accrued other operating expenses	73,636

Trustee deferred compensation and retirement plans	39,734

Total liabilities	6,745,726

Net assets applicable to shares outstanding	$278,266,015

Net assets consist of:

Shares of beneficial interest	$452,099,186

Distributable earnings (loss)	(173,833,171)

$278,266,015

Net Assets:

Class A	$191,327,648

Class C	$20,605,558

Class Y	$66,287,579

Class R6	$45,230

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	21,753,309

Class C	2,339,300

Class Y	7,528,181

Class R6	5,142

Class A: Net asset value per share	$8.80

Maximum offering price per share (Net asset value of $8.80 ÷ 95.75%)	$9.19

Class C: Net asset value and offering price per share	$8.81

Class Y: Net asset value and offering price per share	$8.81

Class R6: Net asset value and offering price per share	$8.80

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco New Jersey Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$11,150,073

Expenses:

Advisory fees	1,538,169

Administrative services fees	38,808

Custodian fees	3,036

Distribution fees:
Class A	482,974

Class C	181,545

Interest, facilities and maintenance fees	188,288

Transfer agent fees - A, C and Y	195,641

Transfer agent fees - R6	2

Trustees’ and officers’ fees and benefits	19,685

Registration and filing fees	53,153

Reports to shareholders	14,464

Professional services fees	75,859

Other	14,913

Total expenses	2,806,537

Less: Expense offset arrangement(s)	(696)

Net expenses	2,805,841

Net investment income	8,344,232

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(92,812))	(16,644,174)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(8,985,037)

Net realized and unrealized gain (loss)	(25,629,211)

Net increase (decrease) in net assets resulting from operations	$(17,284,979)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco New Jersey Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$8,344,232	$7,309,946

Net realized gain (loss)	(16,644,174)	(476,984)

Change in net unrealized appreciation (depreciation)	(8,985,037)	(842,220)

Net increase (decrease) in net assets resulting from operations	(17,284,979)	5,990,742

Distributions to shareholders from distributable earnings:

Class A	(7,978,982)	(7,755,989)

Class C	(690,323)	(677,910)

Class Y	(2,309,913)	(1,547,373)

Class R6	(479)	(417)

Total distributions from distributable earnings	(10,979,697)	(9,981,689)

Share transactions–net:
Class A	(1,967,147)	21,626,969

Class C	591,648	1,793,154

Class Y	26,779,497	13,646,233

Class R6	36,826	–

Net increase in net assets resulting from share transactions	25,440,824	37,066,356

Net increase (decrease) in net assets	(2,823,852)	33,075,409

Net assets:

Beginning of year	281,089,867	248,014,458

End of year	$278,266,015	$281,089,867

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco New Jersey Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$9.75	$0.28	$(0.86)	$(0.58)	$(0.37)	$8.80	(5.96)%		$191,328	1.04%		1.04%		0.97%		3.11%		31%
Year ended 02/28/22	9.86	0.28	(0.02)	0.26	(0.37)	9.75	2.63		214,469	1.08		1.09		0.98		2.73		9
Year ended 02/28/21	10.27	0.32	(0.31)	0.01	(0.42)	9.86	0.25		195,684	1.11		1.16		0.97		3.32		27
Seven months ended 02/29/20	9.85	0.19	0.40	0.59	(0.17)	10.27	6.00		197,732	1.18	(d)	1.21	(d)	1.00	(d)	3.30	(d)	12
Year ended 07/31/19	9.19	0.39	0.54	0.93	(0.27)	9.85	10.29		191,704	1.36		1.37		1.01		4.08		17
Year ended 07/31/18	9.02	0.29	0.16	0.45	(0.28)	9.19	5.22		162,955	1.30		1.30		1.07		3.36		23
Class C
Year ended 02/28/23	9.77	0.22	(0.87)	(0.65)	(0.31)	8.81	(6.67	)(e)	20,606	1.69	(e)	1.69	(e)	1.62	(e)	2.46	(e)	31
Year ended 02/28/22	9.88	0.21	(0.01)	0.20	(0.31)	9.77	1.97		22,184	1.73		1.74		1.63		2.08		9
Year ended 02/28/21	10.28	0.26	(0.31)	(0.05)	(0.35)	9.88	(0.33)		20,687	1.76		1.81		1.62		2.67		27
Seven months ended 02/29/20	9.87	0.15	0.39	0.54	(0.13)	10.28	5.54		35,355	1.83	(d)	1.86	(d)	1.65	(d)	2.64	(d)	12
Year ended 07/31/19	9.20	0.32	0.56	0.88	(0.21)	9.87	9.66		38,798	2.02		2.02		1.66		3.42		17
Year ended 07/31/18	9.04	0.24	0.15	0.39	(0.23)	9.20	4.41		71,388	1.96		1.96		1.73		2.70		23
Class Y
Year ended 02/28/23	9.76	0.30	(0.86)	(0.56)	(0.39)	8.81	(5.72)		66,288	0.79		0.79		0.72		3.36		31
Year ended 02/28/22	9.88	0.30	(0.02)	0.28	(0.40)	9.76	2.78		44,427	0.84		0.84		0.74		2.97		9
Year ended 02/28/21	10.28	0.35	(0.30)	0.05	(0.45)	9.88	0.62		31,634	0.87		0.91		0.73		3.56		27
Seven months ended 02/29/20	9.87	0.21	0.38	0.59	(0.18)	10.28	6.04		32,117	0.94	(d)	0.97	(d)	0.76	(d)	3.54	(d)	12
Year ended 07/31/19	9.20	0.41	0.55	0.96	(0.29)	9.87	10.65		28,415	1.13		1.13		0.77		4.32		17
Year ended 07/31/18	9.04	0.32	0.14	0.46	(0.30)	9.20	5.35		21,970	1.06		1.06		0.83		3.61		23
Class R6
Year ended 02/28/23	9.76	0.30	(0.86)	(0.56)	(0.40)	8.80	(5.76)		45	0.74		0.74		0.67		3.41		31
Year ended 02/28/22	9.86	0.31	0.00	0.31	(0.41)	9.76	3.06		10	0.72		0.77		0.62		3.09		9
Year ended 02/28/21	10.27	0.35	(0.31)	0.04	(0.45)	9.86	0.61		10	0.77		0.91		0.63		3.66		27
Seven months ended 02/29/20	9.85	0.21	0.40	0.61	(0.19)	10.27	6.21		11	0.84	(d)	0.94	(d)	0.73	(d)	3.64	(d)	12
Period ended 07/31/19(f)	9.74	0.08	0.08	0.16	(0.05)	9.85	1.73		10	0.99	(d)	1.07	(d)	0.71	(d)	4.46	(d)	17

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.90% for the year ended February 28, 2023.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco New Jersey Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco New Jersey Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

17	Invesco New Jersey Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

18	Invesco New Jersey Municipal Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Over $1 billion	0.350%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.57%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

Effective July 1, 2022 through at least June 30, 2023, the Adviser has contractually agreed, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 to 1.50%, 2.15%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to July 1, 2022, the Adviser had contractually agreed, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 to 0.98%, 1.63%, 0.73% and 0.73%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

19	Invesco New Jersey Municipal Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $11,905 in front-end sales commissions from the sale of Class A shares and $18,654 and $2,730 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 –	Prices are determined using quoted prices in an active market for identical assets.
Level 2 –	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 –	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$278,446,408	$–	$278,446,408

Other Investments - Assets

Investments Matured	–	563,902	–	563,902

Total Investments	$–	$279,010,310	$–	$279,010,310

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $38,793,882 and securities sales of $22,579,293, which resulted in net realized gains (losses) of $(92,812).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $696.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

20	Invesco New Jersey Municipal Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $54,396 with an average interest rate of 3.62%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $3,750,000 and 2.44%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$88,761	$16,829

Ordinary income-tax-exempt	10,890,936	9,964,860

Total distributions	$10,979,697	$9,981,689

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$1,507,047

Net unrealized appreciation (depreciation) — investments	(5,593,112)

Temporary book/tax differences	(58,809)

Capital loss carryforward	(169,688,297)

Shares of beneficial interest	452,099,186

Total net assets	$278,266,015

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$20,659,196	$149,029,101	$169,688,297

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $108,074,711 and $81,246,632, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$4,730,852

Aggregate unrealized (depreciation) of investments	(10,323,964)

Net unrealized appreciation (depreciation) of investments	$(5,593,112)

21	Invesco New Jersey Municipal Fund

Cost of investments for tax purposes is $284,603,422.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted bonds, on February 28, 2023, undistributed net investment income was increased by $2,529,653, undistributed net realized gain (loss) was decreased by $2,367,605 and shares of beneficial interest was decreased by $162,048. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	2,896,418	$26,051,148	3,587,004	$36,028,005

Class C	723,328	6,481,812	595,943	6,017,394

Class Y	5,229,988	46,964,060	2,205,140	22,232,581

Class R6	4,107	36,754	–	–

Issued as reinvestment of dividends:
Class A	523,167	4,674,690	450,974	4,525,170

Class C	51,339	459,417	45,643	458,707

Class Y	159,794	1,426,384	97,799	981,583

Class R6	8	72	–	–

Automatic conversion of Class C shares to Class A shares:
Class A	167,972	1,513,718	253,848	2,550,974

Class C	(167,751)	(1,513,718)	(253,509)	(2,550,974)

Reacquired:
Class A	(3,823,857)	(34,206,703)	(2,140,304)	(21,477,180)

Class C	(539,024)	(4,835,863)	(210,930)	(2,131,973)

Class Y	(2,411,456)	(21,610,947)	(956,381)	(9,567,931)

Net increase in share activity	2,814,033	$25,440,824	3,675,227	$37,066,356

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

22	Invesco New Jersey Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco New Jersey Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco New Jersey Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® New Jersey Municipal Fund (subsequently renamed Invesco New Jersey Municipal Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

23	Invesco New Jersey Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

    The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

    Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,001.90	$5.26	$1,019.54	$5.31	1.06%
Class C	1,000.00	998.60	8.47	1,016.31	8.55	1.71
Class Y	1,000.00	1,003.20	4.02	1,020.78	4.06	0.81
Class R6	1,000.00	1,003.40	3.73	1,021.08	3.76	0.75

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

24	Invesco New Jersey Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	99.19%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

25	Invesco New Jersey Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School – Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco New Jersey Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco New Jersey Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses

∎	Quarterly statements

∎	Daily confirmations

∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-RONJM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Pennsylvania Municipal Fund

Nasdaq:

A: OPATX ∎ C: OPACX ∎ Y: OPAYX ∎ R6: IORPX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

17	Financial Statements

20	Financial Highlights

21	Notes to Financial Statements

27	Report of Independent Registered Public Accounting Firm

28	Fund Expenses

29	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Pennsylvania Municipal Fund (the Fund), at net asset value (NAV), outperformed the S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes
Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.
Class A Shares	-7.04%
Class C Shares	-7.72
Class Y Shares	-6.89
Class R6 Shares	-6.84
S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index▼	-6.50
U.S. Consumer Price Index∎	6.04
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

Pennsylvania benefits from a highly diversified economy that tends to track the national economy but with less volatility. During periods of US economic contraction, Pennsylvania will often outperform the US in real Gross State Product (GSP), real personal income and employment. However, during periods of economic expansion, Pennsylvania will often trend behind the rate of growth of the national economy.1

    In 2021, Pennsylvania’s real GSP growth rate was 4.4%, dropping to 1.5% in 2022.2 Forward looking growth projections for GSP for calendar year 2023 are expected to be flat and up 1.2% for calendar year 2024.2

    Historically, Pennsylvania’s population growth rate has lagged that of the country, growing only 1% between 2015 and 2021 to 12.9 million.3 As of December 2022, the Keystone State was ahead of the pack on unemployment with a rate of 3.5% compared to the national level of 3.9%.4 Notably, the most recent unemployment rate as of February 28, 2023, is lower than it was pre-pandemic.4

    For Pennsylvania’s fiscal year ending June 30, 2022, revenue collections outpaced estimates by 15%, led by the outperformance of the commonwealth’s two major tax revenue streams, personal income taxes and sales and use taxes.2 The better-than-expected revenue collections and remaining federal aid has bolstered the commonwealth’s reserves which have historically been a drag on its credit rating.1 As of fiscal year-end 2022 the general fund balance was $18 billion, up from $3.3 billion at fiscal year-end 2020.5 Additionally, the commonwealth has strong access to liquidity through the State Treasurer.6

    At the close of the Fund’s fiscal year, Pennsylvania’s general obligation bonds were rated A+ by Standard & Poor’s (S&P); AA- by Fitch Ratings (Fitch); and Aa3 by Moody’s.† S&P and Moody’s have stable outlooks. Fitch revised their outlook from stable to positive in

April 2022, citing the state’s better-than-expected revenue performance and increases in reserves.†

    At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.7

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.8 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.9

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.10 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.10

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end. The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.11 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.11

    Puerto Rico continued to make develop-ments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.7 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes - upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.12 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the

2                    Invesco Pennsylvania Municipal Fund

challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, security selection in AA- and A- rated bonds† contributed to the Fund’s performance relative to its benchmark. At the sector level, an underweight exposure and security selection for state and local general obligation bonds contributed to the Fund’s relative performance.

    An overweight allocation to higher coupon bonds (6.00% and higher) was detractive to relative results. An overweight allocation to medium duration bonds (9.00-14.99 years specifically) detracted from the Fund’s performance relative to its benchmark over the fiscal year. Security selection and an overweight allocation among the healthcare sector detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Pennsylvania Municipal Fund and for sharing our long-term investment horizon.

1	Source: Commonwealth of Pennsylvania, Governor’s Office of the Budget
2	Source: Independent Fiscal Office
3	Source: US Census Bureau
4	Source: US Bureau of Labor Statistics
5	Source: Pennsylvania Transparency Portal
6	Source: Moody’s, Credit Opinion: Pennsylvania (Commonwealth of)
7	Source: Bloomberg LP
8	Source: Refinitiv TM3
9	Source: Lipper Inc.
10	Source: US Federal Reserve
11	Source: JP Morgan
12	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Josh Cooney

Elizabeth Mossow

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Pennsylvania Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Bloomberg LP

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Pennsylvania Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (9/18/89)	5.05%
10 Years	2.69
5 Years	3.38
1 Year	-10.98

Class C Shares
Inception (8/29/95)	4.50%
10 Years	2.56
5 Years	3.58
1 Year	-8.62

Class Y Shares
Inception (11/29/10)	4.55%
10 Years	3.34
5 Years	4.51
1 Year	-6.89

Class R6 Shares
10 Years	3.24%
5 Years	4.49
1 Year	-6.84

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Pennsylvania Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Pennsylvania Municipal Fund. The Fund was subsequently renamed the Invesco Pennsylvania Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Pennsylvania Municipal Fund

Supplemental Information

Invesco Pennsylvania Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond Pennsylvania 5+ Year Investment Grade Index tracks the performance of the investment-grade, Pennsylvania-issued US municipals with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Pennsylvania Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments
Revenue Bonds	82.78%
General Obligation Bonds	15.83
Pre-Refunded Bonds	1.00
Other	0.39

Top Five Debt Holdings

		% of total net assets
1.	Children’s Trust Fund, Series 2008 A, RB	3.56%
2.	Philadelphia (City of), PA, Series 2017 B, Ref. RB	2.58
3.	Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University), Series 2017 A, Ref. RB	2.31
4.	Children’s Trust Fund, Series 2002, RB	2.20
5.	Geisinger Authority (Geisinger Health System), Series 2017 A-1, Ref. RB	2.19

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7                    Invesco Pennsylvania Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–99.69%
Pennsylvania–85.75%
Aliquippa School District; Series 2018, Ref. GO Bonds (INS - BAM)(a)	4.00%	12/01/2041	$1,750	$1,717,463
Allegheny (County of), PA;
Series 2016 C-76, GO Bonds	5.00%	11/01/2041	14,320	15,010,740
Series 2018 C-77, GO Bonds	5.00%	11/01/2043	4,960	5,293,392
Series 2020 C-78, GO Bonds	4.00%	11/01/2049	1,080	992,311
Allegheny (County of), PA Airport Authority; Series 2021 A, RB(b)	4.00%	01/01/2056	6,500	5,607,365
Allegheny (County of), PA Higher Education Building Authority (Chatham University); Series 2022, Ref. RB	5.25%	09/01/2034	535	545,223
Series 2022, Ref. RB	5.25%	09/01/2035	540	544,628
Allegheny (County of), PA Higher Education Building Authority (Robert Morris University);
Series 1998 A, Ref. RB (INS - ACA)(a)	6.00%	05/01/2028	140	146,672
Series 2017, RB	5.00%	10/15/2037	615	612,578
Series 2017, RB	5.00%	10/15/2047	1,500	1,407,584
Allegheny (County of), PA Hospital Development Authority (Allegheny Health Network Obligated Group Issue); Series 2018 A, Ref. RB	5.00%	04/01/2047	15,615	15,832,798
Allegheny (County of), PA Hospital Development Authority (University of Pittsburgh Medical Center);
Series 2007 A-1, RB (67% of 3 mo. USD LIBOR + 0.82%)(c)	4.05%	02/01/2037	495	485,096
Series 2019 A, Ref. RB	4.00%	07/15/2038	1,035	1,000,232
Allegheny (County of), PA Industrial Development Authority (Propel Charter School - Sunrise); Series 2013, RB	6.00%	07/15/2038	1,500	1,509,366
Allegheny (County of), PA Redevelopment Authority (Pittsburgh Mills); Series 2004, RB (Acquired 04/18/2006-08/16/2018; Cost $6,213,959)(d)(e)	5.60%	07/01/2023	6,362	5,725,894
Allegheny (County of), PA Residential Finance Authority (Allegheny Independence House Apartments); Series 2007 B, RB (CEP - GNMA)(b)	6.10%	01/20/2043	1,115	1,117,024
Allegheny (County of), PA Sanitary Authority; Series 2015, RB(f)	5.00%	12/01/2045	2,120	2,184,761
Series 2022, RB	5.75%	06/01/2052	3,250	3,695,497
Allentown (City of), PA Neighborhood Improvement Zone Development Authority; Series 2022, Ref. RB	5.00%	05/01/2042	2,000	1,971,037
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(g)	5.00%	05/01/2042	615	597,359
Series 2018, RB(g)	5.38%	05/01/2042	4,000	3,964,278
Allentown City School District;
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2036	1,250	1,307,672
Series 2018 B, GO Bonds (INS - BAM)(a)	5.00%	06/01/2037	1,255	1,311,724
Berks (County of), PA Industrial Development Authority (Highlands at Wyomissing (The));
Series 2017 A, Ref. RB	5.00%	05/15/2037	1,125	1,087,168
Series 2017 A, Ref. RB	5.00%	05/15/2042	500	462,720
Series 2017 A, Ref. RB	5.00%	05/15/2047	600	542,985
Series 2017 C, RB	5.00%	05/15/2047	475	435,673
Series 2017, RB	5.00%	05/15/2042	600	565,327
Berks (County of), PA Industrial Development Authority (Tower Health); Series 2017, Ref. RB	5.00%	11/01/2050	8,480	5,607,906
Berks (County of), PA Municipal Authority (Reading Hospital Medical Center); Series 2012 A, RB	5.00%	11/01/2040	1,000	696,115
Bethlehem Area School District; Series 2015 A, GO Bonds (INS - BAM)(a)	5.00%	08/01/2035	3,000	3,109,748
Bucks (County of), PA Industrial Development Authority (Pennswood Village); Series 2018, Ref. RB	5.00%	10/01/2037	270	266,416
Cheltenham (Township of), PA;
Series 2018, GO Bonds(h)(i)	4.00%	07/01/2023	170	170,437
Series 2018, GO Bonds	4.00%	07/01/2048	2,660	2,507,199
Chester (County of), PA Health & Education Facilities Authority (Main Line Health System); Series 2017 A, Ref. RB	5.00%	10/01/2052	2,000	2,058,079
Chester (County of), PA Health & Education Facilities Authority (Simpson Senior Services);
Series 2019, Ref. RB	3.25%	12/01/2029	155	130,470
Series 2019, Ref. RB	4.00%	12/01/2039	305	232,507
Series 2019, Ref. RB	5.00%	12/01/2051	8,000	6,589,466
Chester (County of), PA Industrial Development Authority (Avon Grove Charter School); Series 2017 A, Ref. RB	5.00%	12/15/2051	770	759,435

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Chester (County of), PA Industrial Development Authority (Collegium Charter School); Series 2017 A, RB	5.25%	10/15/2047	$695	$624,644
Chester (County of), PA Industrial Development Authority (Longwood Gardens); Series 2019, RB	5.00%	12/01/2044	1,440	1,551,755
Chester (County of), PA Industrial Development Authority (Renaissance Academy Charter School); Series 2014, RB	5.00%	10/01/2044	2,215	2,075,798
Chester (County of), PA Industrial Development Authority (Sustainability Bonds); Series 2021, RB	4.00%	12/01/2051	9,840	8,853,801
Chester (County of), PA Industrial Development Authority (University Student Housing, LLC at West Chester University of Pennsylvania); Series 2013 A, RB	5.00%	08/01/2035	1,000	984,522
Series 2013, RB	5.00%	08/01/2045	750	702,886
Clairton (City of), PA Municipal Authority; Series 2012 B, RB	5.00%	12/01/2037	3,000	3,001,799
Clarion (County of), PA Industrial Development Authority (Clarion University Foundation, Inc. Student Housing at Clarion University of Pennsylvania);
Series 2014 A, RB	5.00%	07/01/2034	2,310	2,359,022
Series 2014 A, RB	5.00%	07/01/2045	1,000	1,007,898
Series 2014, Ref. RB	5.00%	07/01/2024	1,220	1,244,836
Series 2014, Ref. RB	5.00%	07/01/2029	2,430	2,491,733
Series 2014, Ref. RB	5.00%	07/01/2033	3,500	3,582,066
Coatesville School District;
Series 2020 A, GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2034	300	184,313
Series 2020 A, GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2038	2,700	1,269,033
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2033	500	322,824
Series 2020 B, Ref. GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2034	980	602,089
Series 2020 C, Ref. GO Bonds (INS - BAM)(a)(j)	0.00%	10/01/2033	640	413,215
Commonwealth Financing Authority;
Series 2018, RB(f)	5.00%	06/01/2034	2,500	2,667,993
Series 2018, RB(f)	5.00%	06/01/2035	500	530,545
Cumberland (County of), PA Municipal Authority (Diakon Lutheran);
Series 2015, Ref. RB(h)(i)	5.00%	01/01/2025	515	531,627
Series 2015, Ref. RB	5.00%	01/01/2038	630	632,799
Cumberland (County of), PA Municipal Authority (Messiah Village);
Series 2018, Ref. RB	5.00%	07/01/2031	1,565	1,512,131
Series 2018, Ref. RB	5.00%	07/01/2035	3,210	3,020,802
Dallas Area Municipal Authority (Misericordia University);
Series 2019, Ref. RB	5.00%	05/01/2039	1,050	1,000,257
Series 2019, Ref. RB	5.00%	05/01/2048	4,000	3,679,312
Dauphin (County of), PA General Authority (Pinnacle Health System); Series 2016 A, Ref. RB	5.00%	06/01/2034	510	529,723
Delaware (County of), PA Authority (Eastern University); Series 2012, RB	5.25%	10/01/2032	5,215	5,215,433
Delaware (County of), PA Authority (Elywn);
Series 2017, Ref. RB	5.00%	06/01/2027	410	403,968
Series 2017, Ref. RB	5.00%	06/01/2037	3,500	3,164,492
Delaware (County of), PA Authority (Mercy Health Corp.); Series 1993 A, RB(h)	5.38%	11/15/2023	10	10,248
Delaware (County of), PA Authority (Neumann University);
Series 2016, Ref. RB	5.00%	10/01/2031	1,425	1,446,688
Series 2016, Ref. RB	5.00%	10/01/2035	2,305	2,325,614
Delaware (County of), PA Authority (Villanova University); Series 2015, RB	5.00%	08/01/2045	215	220,306
Delaware (County of), PA Industrial Development Authority (Mercy Health Corp. of Southeastern PA); Series 2016 A, RB(g)	5.13%	06/01/2046	2,080	1,929,322
Delaware (State of) River Port Authority; Series 2013, RB	5.00%	01/01/2040	2,510	2,539,708
Delaware Valley Regional Finance Authority; Series 2002, RB	5.75%	07/01/2032	1,000	1,211,302
Doylestown (City of), PA Hospital Authority; Series 2019 A, RB	4.00%	07/01/2045	250	173,251
DuBois (City of), PA Hospital Authority (Penn Highlands Healthcare); Series 2018, Ref. RB	5.00%	07/15/2048	650	661,840
East Hempfield (Township of), PA Industrial Development Authority (Student Services, Inc. Student Housing at Millersville University of Pennsylvania);
Series 2013, RB(h)(i)	5.00%	07/01/2023	1,750	1,758,165
Series 2014, RB(h)(i)	5.00%	07/01/2024	250	255,581
East Hempfield (Township of), PA Industrial Development Authority (Willow Valley Communities);
Series 2016, Ref. RB	5.00%	12/01/2030	630	654,699
Series 2016, Ref. RB	5.00%	12/01/2039	370	378,220
Erie (City & County of), PA Water Authority; Series 2018 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2043	1,280	1,352,219

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Erie (City of), PA Higher Education Building Authority (AICUP Financing Program);
Series 2021, RB	4.00%	05/01/2036	$200	$180,950
Series 2021, RB	4.00%	05/01/2041	730	612,057
Series 2021, RB	5.00%	05/01/2047	330	311,537
Erie (City of), PA Higher Education Building Authority (Gannon University); Series 2013, RB	5.00%	05/01/2038	7,840	7,797,791
Franklin (County of), PA Industrial Development Authority (Menno-Haven, Inc.);
Series 2018, Ref. RB	5.00%	12/01/2043	475	392,064
Series 2018, Ref. RB	5.00%	12/01/2053	700	550,238
Series 2019, RB	5.00%	12/01/2039	755	639,015
Series 2019, RB	5.00%	12/01/2054	3,000	2,335,661
Geisinger Authority (Geisinger Health System);
Series 2017 A-1, Ref. RB	5.00%	02/15/2045	16,655	16,954,449
Series 2017 A-1, Ref. RB	4.00%	02/15/2047	5,000	4,473,852
Lancaster (City of), PA Industrial Development Authority (Landis Homes Retirement Community); Series 2021, Ref. RB	4.00%	07/01/2056	1,800	1,307,776
Lancaster (City of), PA Industrial Development Authority (Willow Valley Communities); Series 2019, RB	5.00%	12/01/2049	5,005	5,124,650
Lancaster (County of), PA Hospital Authority (Brethren Village); Series 2017, Ref. RB	5.13%	07/01/2037	1,135	1,056,849
Lancaster (County of), PA Hospital Authority (Landis Homes Retirement Community); Series 2015, Ref. RB	5.00%	07/01/2045	625	574,512
Lancaster (County of), PA Hospital Authority (Masonic Villages); Series 2015, Ref. RB	5.00%	11/01/2035	210	213,085
Lancaster (County of), PA Hospital Authority (Penn State Health); Series 2021, RB	5.00%	11/01/2051	1,550	1,588,645
Lancaster School District; Series 2020, GO Bonds (INS - AGM)(a)	4.00%	06/01/2034	900	934,835
Latrobe (City of), PA Industrial Development Authority (Seton Hill University);
Series 2021, Ref. RB	4.00%	03/01/2046	485	386,735
Series 2021, Ref. RB	4.00%	03/01/2051	485	372,521
Lehigh (County of), PA (Lehigh Valley Health Network);
Series 2019 A, Ref. RB	5.00%	07/01/2044	1,000	1,026,626
Series 2019, Ref. RB	4.00%	07/01/2049	8,500	7,699,609
Lehigh (County of), PA General Purpose Authority (Kidspeace Obligation Group);
Series 2014 A, RB	7.50%	02/01/2044	5,059	4,542,020
Series 2014 B, RB(k)	7.50%	02/01/2044	3,735	1,935,476
Series 2014 C, RB(j)(l)	0.00%	02/01/2044	3,238	16,919
Lehigh (County of), PA General Purpose Authority (Lehigh Valley Academy); Series 2022, RB	4.00%	06/01/2052	3,750	3,089,868
Maxatawny (Township of), PA Municipal Authority (Diakon Lutheran Social);
Series 2022 A, RB	5.00%	01/01/2042	930	896,948
Series 2022 A, RB	4.50%	01/01/2045	800	706,405
Mckeesport Area School District; Series 2021 A, Ref. GO Bonds (INS - AGM)(a)	4.00%	10/01/2035	5,505	5,675,772
Montgomery (County of), PA Higher Education & Health Authority (Holy Redeemer Health System); Series 2014, Ref. RB	5.00%	10/01/2027	390	391,479
Montgomery (County of), PA Higher Education & Health Authority (Philadelphia Presbytery Homes, Inc.);
Series 2017, Ref. RB	5.00%	12/01/2037	750	742,233
Series 2017, Ref. RB	5.00%	12/01/2047	1,000	940,463
Montgomery (County of), PA Higher Education & Health Authority (Thomas Jefferson University); Series 2019, Ref. RB	4.00%	09/01/2049	6,500	5,813,144
Montgomery (County of), PA Industrial Development Authority (ACTS Retirement-Life Communities, Inc.);
Series 2016, Ref. RB	5.00%	11/15/2036	15,000	15,013,939
Series 2020 C, RB	4.00%	11/15/2043	350	288,586
Series 2020 C, RB	5.00%	11/15/2045	675	642,403
Montgomery (County of), PA Industrial Development Authority (Germantown Academy); Series 2021, Ref. RB	4.00%	10/01/2046	2,740	2,230,548
Montgomery (County of), PA Industrial Development Authority (Haverford School); Series 2019, Ref. RB	4.00%	03/01/2049	3,250	2,875,094
Montgomery (County of), PA Industrial Development Authority (Waverly Heights Ltd.); Series 2019, Ref. RB	5.00%	12/01/2049	1,000	1,012,794
Northampton (County of), PA General Purpose Authority (LaFayette College); Series 2017, Ref. RB	5.00%	11/01/2047	6,135	6,380,790
Northampton (County of), PA General Purpose Authority (Moravian College); Series 2016, Ref. RB	5.00%	10/01/2036	2,250	2,282,463

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Northampton (County of), PA General Purpose Authority (St. Luke’s University Health Network);
Series 2016, Ref. RB	5.00%	08/15/2036	$330	$340,271
Series 2016, Ref. RB	5.00%	08/15/2046	1,170	1,174,980
Series 2018 A, Ref. RB	4.00%	08/15/2048	8,430	7,447,117
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $13,041,003)(d)(e)(m)	5.00%	12/31/2023	14,827	2,668,790
Series 2013, RB(d)(m)	5.00%	12/31/2023	6,896	1,241,280
Northampton (County of), PA Industrial Development Authority (Morningstar Senior Living, Inc.);
Series 2019, Ref. RB	5.00%	11/01/2039	500	452,140
Series 2019, Ref. RB	5.00%	11/01/2044	950	829,340
Series 2019, Ref. RB	5.00%	11/01/2049	1,050	891,405
Northeastern Pennsylvania (Commonwealth of) Hospital & Education Authority (Kings College); Series 2019, RB	5.00%	05/01/2044	1,000	984,448
Penn Hills School District; Series 2020, Ref. GO Bonds (INS - BAM)(a)	3.00%	10/01/2042	4,000	3,221,426
Pennsylvania (Commonwealth of);
First Series 2014, GO Bonds(f)	5.00%	06/15/2034	3,000	3,059,280
First Series 2020, GO Bonds	2.13%	05/01/2040	2,500	1,684,464
Series 2018 A, Ref. COP	4.00%	07/01/2046	540	492,505
Series 2022, GO Bonds	5.00%	10/01/2042	2,000	2,199,780
Pennsylvania (Commonwealth of) (Municipal Real Estate Funding, LLC); Series 2018 A, Ref. COP	5.00%	07/01/2043	5,590	5,846,029
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Capital Region Parking System);
Series 2013 C, RB (INS - AGM)(a)(j)	0.00%	01/01/2044	775	255,910
Series 2013, RB	6.00%	07/01/2053	920	924,960
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Covanta Holding Corp.) (Green Bonds); Series 2019 A, RB(b)(g)	3.25%	08/01/2039	1,250	921,895
Pennsylvania (Commonwealth of) Economic Development Financing Authority (National Gypson Co.); Series 2014, Ref. RB(b)	5.50%	11/01/2044	635	637,749
Pennsylvania (Commonwealth of) Economic Development Financing Authority (PA Bridges Finco L.P.); Series 2015, RB(b)	5.00%	12/31/2034	1,420	1,434,199
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges); Series 2022, RB(b)	5.25%	06/30/2053	2,600	2,650,050
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Pennsylvania Rapid Bridge Replacement);
Series 2015, RB(b)	5.00%	12/31/2038	460	459,939
Series 2015, RB(b)	5.00%	06/30/2042	11,750	11,396,634
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Presbyterian Senior Living);
Series 2021, Ref. RB	4.00%	07/01/2041	700	594,077
Series 2021, Ref. RB	4.00%	07/01/2046	2,000	1,619,537
Pennsylvania (Commonwealth of) Economic Development Financing Authority (UPMC);
Series 2020 A-1, RB	4.00%	04/15/2050	1,500	1,353,420
Series 2022 A, Ref. RB	4.00%	02/15/2052	1,500	1,331,731
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Holy Family University); Series 2013 A, RB(h)	6.25%	09/01/2033	320	324,674
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (La Salle University); Series 2012, RB	5.00%	05/01/2042	1,180	1,015,280
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Thomas Jefferson University); Series 2015, Ref. RB	5.25%	09/01/2050	1,070	1,081,570
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Trustees University of Pennsylvania); Series 2017, RB(f)	5.00%	08/15/2046	2,200	2,311,357
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (University of Pennsylvania Health System);
Series 2017 A, RB	5.00%	08/15/2042	1,075	1,111,827
Series 2019, RB	4.00%	08/15/2044	10,000	9,447,204
Pennsylvania (Commonwealth of) Higher Educational Facilities Authority (Widener College); Series 2014, Ref. RB	5.00%	07/15/2038	1,000	1,006,244
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2019-131 A, RB	3.10%	10/01/2044	2,500	1,943,797
Pennsylvania (Commonwealth of) Housing Finance Agency (Social bonds); Series 2023 141-A, RB	5.75%	10/01/2053	1,000	1,077,500
Pennsylvania (Commonwealth of) Public School Building Authority (Harrisburg School); Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	12/01/2030	910	949,894

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Pennsylvania (Commonwealth of) Public School Building Authority (Philadelphia School District);
Series 2016 A, Ref. RB	5.00%	06/01/2027	$3,750	$3,935,817
Series 2016 A, Ref. RB (INS - AGM)(a)	5.00%	06/01/2032	9,520	9,954,309
Series 2016, Ref. RB(h)(i)	5.00%	12/01/2026	5	5,384
Series 2016, Ref. RB	5.00%	06/01/2036	4,795	4,949,286
Pennsylvania (Commonwealth of) Turnpike Commission;
Series 2009 C, RB (INS - AGM)(a)	6.25%	06/01/2033	2,000	2,210,174
Series 2009 E, RB	6.38%	12/01/2038	11,435	12,887,016
Series 2009 E, RB (INS - AGM)(a)	6.38%	12/01/2038	2,500	2,829,144
Series 2014 A-1, RB	5.00%	12/01/2032	2,000	2,063,079
Series 2015 B, RB	5.00%	12/01/2030	500	527,256
Series 2015 B, RB	5.00%	12/01/2031	1,000	1,054,171
Series 2017 A, RB	5.50%	12/01/2042	5,000	5,231,873
Series 2017 A-1, RB	5.00%	12/01/2035	1,050	1,125,801
Series 2017 B-1, RB	5.25%	06/01/2047	1,630	1,692,789
Series 2018 A-2, RB	5.00%	12/01/2043	535	564,339
Series 2018 A-2, RB	5.00%	12/01/2048	6,000	6,209,249
Series 2019 A, RB	5.00%	12/01/2044	1,000	1,055,496
Series 2019 A, RB (INS - AGM)(a)	4.00%	12/01/2049	3,800	3,719,304
Series 2019 A, RB	5.00%	12/01/2049	9,660	10,039,366
Series 2021 A, RB	4.00%	12/01/2050	11,500	10,440,957
Series 2022 B, Ref. RB	5.25%	12/01/2052	3,000	3,256,134
Pennsylvania Higher Education Assistance Agency;
Series 2021 A, RB(b)	5.00%	06/01/2030	400	429,559
Series 2021 A, RB(b)	2.63%	06/01/2042	2,000	1,680,628
Pennsylvania State University (The);
Series 2016 A, RB	5.00%	09/01/2041	1,430	1,484,348
Series 2017 A, RB	5.00%	09/01/2047	2,500	2,629,554
Series 2019 A, RB	5.00%	09/01/2044	1,330	1,422,651
Philadelphia (City of), PA;
Series 2017 15, Ref. RB	5.00%	08/01/2047	3,620	3,707,975
Series 2017 A, RB	5.00%	10/01/2052	1,895	1,955,596
Series 2017 A, RB(f)	5.25%	10/01/2052	2,070	2,157,537
Series 2017 A, Ref. GO Bonds (INS - AGM)(a)	5.00%	08/01/2035	3,500	3,749,598
Series 2017 A, Ref. GO Bonds	5.00%	08/01/2036	700	739,916
Series 2017 B, Ref. RB(b)	5.00%	07/01/2047	19,700	19,929,866
Series 2017, Ref. GO Bonds	5.00%	08/01/2041	1,000	1,050,083
Series 2018 A, RB	5.00%	10/01/2053	7,000	7,262,093
Series 2019 B, GO Bonds	5.00%	02/01/2037	145	154,382
Series 2019 B, RB	5.00%	11/01/2049	4,635	4,839,670
Series 2019 B, RB	5.00%	11/01/2054	11,030	11,479,874
Series 2020 A, RB (INS - AGM)(a)	5.00%	08/01/2050	5,000	5,266,543
Series 2020 A, RB	5.00%	11/01/2050	1,250	1,313,498
Series 2020 C, Ref. RB(b)	4.00%	07/01/2050	3,725	3,301,492
Series 2021 A, GO Bonds	5.00%	05/01/2034	1,420	1,580,392
Series 2021 A, GO Bonds	4.00%	05/01/2042	2,500	2,332,437
Series 2021, Ref. RB (INS - AGM)(a)(b)	4.00%	07/01/2039	1,000	951,044
Philadelphia (City of), PA Authority for Industrial Development (Architecture & Design Charter High School); Series 2013, RB(h)(i)	6.13%	03/15/2023	3,085	3,088,140
Philadelphia (City of), PA Authority for Industrial Development (Children’s Hospital of Philadelphia); Series 2014 A, RB(f)(h)(i)	5.00%	07/01/2024	1,500	1,534,472
Philadelphia (City of), PA Authority for Industrial Development (Cultural and Commercials Corridors); Series 2016, Ref. RB	5.00%	12/01/2031	840	868,543
Philadelphia (City of), PA Authority for Industrial Development (First Philadelphia Preparatory Charter School); Series 2014 A, RB	7.00%	06/15/2033	875	907,851
Philadelphia (City of), PA Authority for Industrial Development (Independence Charter School - West);
Series 2019, RB	4.00%	06/15/2029	350	333,113
Series 2019, RB	5.00%	06/15/2050	350	314,481

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Philadelphia (City of), PA Authority for Industrial Development (International Apartments at Temple University);
Series 2010 A, IDR	5.38%	06/15/2030	$1,730	$1,724,184
Series 2010 A, IDR	5.63%	06/15/2042	4,000	3,772,898
Philadelphia (City of), PA Authority for Industrial Development (Kipp Philadelphia Charter School); Series 2016 B, RB	5.00%	04/01/2046	640	582,090
Philadelphia (City of), PA Authority for Industrial Development (MaST I Charter School); Series 2016 A, Ref. RB	5.25%	08/01/2046	1,500	1,518,895
Philadelphia (City of), PA Authority for Industrial Development (PresbyHomes Germantown/ Morrisville); Series 2005 A, RB	5.63%	07/01/2035	2,354	2,401,588
Philadelphia (City of), PA Authority for Industrial Development (Richard Allen Preparatory Charter School); Series 2006, RB	6.25%	05/01/2033	1,640	1,510,002
Philadelphia (City of), PA Authority for Industrial Development (St. Joseph’s University);
Series 2020 A, Ref. RB	4.00%	11/01/2045	1,900	1,668,947
Series 2022, RB	5.25%	11/01/2052	2,000	2,114,130
Philadelphia (City of), PA Authority for Industrial Development (Tacony Academy Charter School);
Series 2013 A-1, RB	6.75%	06/15/2033	2,000	2,016,446
Series 2013 A-1, RB	7.00%	06/15/2043	3,090	3,114,536
Philadelphia (City of), PA Authority for Industrial Development (Temple University); First Series 2015, Ref. RB	5.00%	04/01/2045	530	534,995
Philadelphia (City of), PA Authority for Industrial Development (Thomas Jefferson University); Series 2017 A, Ref. RB	5.00%	09/01/2047	17,635	17,840,203
Philadelphia (City of), PA Authority for Industrial Development (University of the Arts); Series 2017, Ref. RB(g)	5.00%	03/15/2045	540	428,237
Philadelphia (City of), PA Authority for Industrial Development (University Square Apartments);
Series 2017, RB	4.00%	12/01/2047	1,600	1,422,613
Series 2017, RB	5.00%	12/01/2058	10,000	10,019,938
Philadelphia (City of), PA Authority for Industrial Development (Wesley Enhanced Living Obligated Group);
Series 2017, Ref. RB	5.00%	07/01/2042	1,000	841,800
Series 2017, Ref. RB	5.00%	07/01/2049	500	404,624
Philadelphia (City of), PA Hospitals & Higher Education Facilities Authority (Temple University Health System); Series 2017, Ref. RB	5.00%	07/01/2032	1,000	1,029,663
Philadelphia (City of), PA Housing Authority (PHA Headquarters);
Series 2017, RB	5.00%	05/01/2039	1,300	1,343,104
Series 2017, RB	5.00%	05/01/2042	2,415	2,480,637
Series 2017, RB	5.00%	05/01/2047	3,335	3,401,608
Philadelphia (City of), PA Parking Authority; Series 1999 A, RB (INS - AMBAC)(a)	5.25%	02/15/2029	25	25,044
Philadelphia School District (The);
Series 2007 A, Ref. GO Bonds (INS - NATL)(a)	5.00%	06/01/2025	535	552,137
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2028	10,000	10,540,765
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2029	10,000	10,534,009
Series 2016 F, Ref. GO Bonds	5.00%	09/01/2032	1,000	1,041,996
Series 2019 A, GO Bonds	4.00%	09/01/2037	7,050	7,017,325
Series 2019 A, GO Bonds	5.00%	09/01/2044	1,000	1,054,924
Series 2021 A, GO Bonds	4.00%	09/01/2046	2,000	1,815,224
Pittsburgh (City of), PA;
Series 2021, GO Bonds	4.00%	09/01/2040	500	488,811
Series 2021, GO Bonds	4.00%	09/01/2041	600	578,097
Series 2022, GO Bonds	5.00%	09/01/2042	1,250	1,332,038
Pittsburgh (City of), PA Urban Redevelopment Authority (Marian Plaza); Series 2007, RB (CEP - GNMA)(b)	6.13%	01/20/2043	2,450	2,452,244
Pittsburgh (City of), PA Water & Sewer Authority;
Series 2013 A, Ref. RB	5.00%	09/01/2031	500	503,187
Series 2019 A, RB (INS - AGM)(a)	5.00%	09/01/2044	1,200	1,268,720
Series 2020 B, RB (INS - AGM)(a)	4.00%	09/01/2045	1,000	974,289
Series 2020 B, RB (INS - AGM)(a)	4.00%	09/01/2050	4,350	4,160,651
Pottsville (City of), PA Hospital Authority (Lehigh Valley); Series 2016 B, Ref. RB	5.00%	07/01/2041	4,000	4,085,323
Reading School District;
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2037	1,500	1,571,879
Series 2017, Ref. GO Bonds (INS - AGM)(a)	5.00%	03/01/2038	1,500	1,568,401
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Scranton School District;
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2034	$820	$887,480
Series 2017 E, Ref. GO Bonds (INS - BAM)(a)	5.00%	12/01/2035	750	806,873
Southcentral Pennsylvania General Authority (Hanover Hospital, Inc.); Series 2015, Ref. RB	5.00%	12/01/2029	1,000	1,038,712
Southcentral Pennsylvania General Authority (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	750	769,697
Southeastern Pennsylvania Transportation Authority; Series 2022, RB	5.25%	06/01/2052	4,000	4,411,036
Susquehanna Area Regional Airport Authority; Series 2017, Ref. RB(b)	5.00%	01/01/2038	1,350	1,381,839
Swarthmore (Borough of), PA Authority (Swarthmore College); Series 2021 B, Ref. RB	4.00%	09/15/2041	3,000	2,973,881
Tender Option Bond Trust Receipts/Certificates; Series 2022, VRD RB(g)(n)	3.10%	12/01/2066	3,000	3,000,000
Trinity Area School District; Series 2021, GO Bonds (INS - AGM)(a)	4.00%	11/01/2051	1,485	1,417,092
Washington (County of), PA Redevelopment Authority (Victory Centre); Series 2018, Ref. RB	5.00%	07/01/2028	500	497,887
West Shore School District; Series 2020, GO Bonds	4.00%	11/15/2048	2,000	1,841,657
Westmoreland (County of), PA Industrial Development Authority (Excela Health); Series 2020 A, Ref. RB	4.00%	07/01/2037	1,400	1,278,047
Westmoreland (County of), PA Municipal Authority; Series 2016, Ref. RB (INS - BAM)(a)	5.00%	08/15/2038	2,000	2,045,261
Wilkes-Barre Area School District;
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2034	2,600	2,806,388
Series 2016 B, GO Bonds (INS - BAM)(a)	5.00%	08/01/2036	2,125	2,272,623
				662,655,283

Puerto Rico–12.67%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	5	5,002
Series 2002, RB	5.50%	05/15/2039	17,000	17,000,988
Series 2005 A, RB(j)	0.00%	05/15/2050	53,320	9,357,116
Series 2008 A, RB(j)	0.00%	05/15/2057	415,530	27,488,307
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	5.50%	08/01/2031	5,725	150,281
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(j)	0.00%	07/01/2024	434	407,361
Series 2021 A, GO Bonds(j)	0.00%	07/01/2033	2,000	1,139,544
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	725	726,943
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	1,446	1,467,815
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	1,433	1,479,869
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	1,409	1,470,480
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	1,369	1,440,861
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,298	1,163,130
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	1,167	1,021,971
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	1,001	856,404
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	1,361	1,124,695
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	1,416	1,127,527
Subseries 2022, RN	0.00%	11/01/2043	6,771	2,920,040
Subseries 2022, RN	0.00%	11/01/2051	189	64,769
Subseries 2022, RN	0.00%	11/01/2051	198	86,838
Subseries 2022, RN	0.00%	11/01/2051	73	70,299
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	740	751,871
Series 2022 A, Ref. RB(g)	5.00%	07/01/2033	2,000	2,005,688
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2005 SS, Ref. RB (INS - NATL)(a)	5.00%	07/01/2025	6,000	6,005,664
Series 2007 TT, RB(l)	5.00%	07/01/2032	1,450	1,011,375
Series 2010 AAA, RB(l)	5.25%	07/01/2024	1,435	999,119
Series 2010 XX, RB(l)	5.25%	07/01/2040	2,445	1,717,612
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	414	383,693
Series 2022 B, RB(j)	0.00%	07/01/2032	269	168,024
Series 2022 C, RB(k)	5.00%	07/01/2053	460	255,309

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Pennsylvania Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(j)	0.00%	07/01/2046	$3,912	$1,002,567
Series 2018 A-1, RB(j)	0.00%	07/01/2051	7,242	1,366,421
Series 2018 A-1, RB	5.00%	07/01/2058	5,537	5,137,229
Series 2019 A-2, RB	4.54%	07/01/2053	91	78,696
Series 2019 A-2, RB	4.78%	07/01/2058	1,216	1,086,938
Series 2019 A-2B, RB	4.55%	07/01/2040	1,063	992,706
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	3,235	3,142,822
Series 2006 Q, RB	5.00%	06/01/2030	1,300	1,262,958
				97,938,932

Virgin Islands–1.01%
Tobacco Settlement Financing Corp.;
Series 2001, RB	5.00%	05/15/2031	340	340,359
Series 2006, RB(j)	0.00%	05/15/2035	4,150	1,683,903
Series 2006, RB(j)	0.00%	05/15/2035	2,195	956,983
Series 2006, RB(j)	0.00%	05/15/2035	7,000	2,808,133
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2014 C, Ref. RB(g)	5.00%	10/01/2039	2,500	2,018,672
				7,808,050

Northern Mariana Islands–0.14%
Northern Mariana Islands (Commonwealth of) Ports Authority;
Series 1998 A, RB(b)	6.25%	03/15/2028	655	629,425
Series 1998 A, RB(b)	6.60%	03/15/2028	495	477,691
				1,107,116
Guam–0.12%
Guam (Territory of) Waterworks Authority; Series 2014 A, Ref. RB	5.00%	07/01/2029	285	288,110
Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(b)	5.75%	09/01/2031	615	616,555
				904,665
TOTAL INVESTMENTS IN SECURITIES(o)-99.69% (Cost $826,925,475)				770,414,046
FLOATING RATE NOTE OBLIGATIONS-(1.23)%
Notes with interest and fee rates ranging from 3.97% to 4.01% at 02/28/2023 and contractual maturities of collateral ranging from 06/01/2034 to 10/01/2052 (See Note 1K)(p)				(9,505,000)

OTHER ASSETS LESS LIABILITIES-1.54%				11,892,575
NET ASSETS-100.00%				$772,801,621

Investment Abbreviations:

ACA	- ACA Financial Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
COP	- Certificates of Participation
FHLMC	- Federal Home Loan Mortgage Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LIBOR	- London Interbank Offered Rate
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
USD	- U.S. Dollar
VRD	- Variable Rate Demand

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Pennsylvania Municipal Fund

Notes to Schedule of Investments:

(a)	Principal and/or interest payments are secured by the bond insurance company listed.
(b)	Security subject to the alternative minimum tax.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(d)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(e)	Restricted security. The aggregate value of these securities at February 28, 2023 was $8,394,684, which represented 1.09% of the Fund’s Net Assets.
(f)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(g)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $14,865,451, which represented 1.92% of the Fund’s Net Assets.

(h)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(i)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(j)	Zero coupon bond issued at a discount.
(k)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(l)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $3,745,025, which represented less than 1% of the Fund’s Net Assets.

(m)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(n)

Demand security payable upon demand by the Fund at specified time intervals no greater than thirteen months. Interest rate is redetermined periodically by the issuer or agent based on current market conditions. Rate shown is the rate in effect on February 28, 2023.

(o)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent
Assured Guaranty Municipal Corp.	6.34%

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $14,445,944 are held by TOB Trusts and serve as collateral for the $9,505,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Pennsylvania Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $826,925,475)	$770,414,046
Cash	3,547,771
Receivable for:
Investments sold	225,000
Fund shares sold	250,799
Interest	9,451,524
Investment for trustee deferred compensation and retirement plans	83,064
Other assets	252,196
Total assets	784,224,400
Liabilities:
Floating rate note obligations	9,505,000
Payable for:
Dividends	925,283
Fund shares reacquired	468,194
Accrued fees to affiliates	300,799
Accrued interest expense	8,961
Accrued trustees’ and officers’ fees and benefits	37,736
Accrued other operating expenses	87,336
Trustee deferred compensation and retirement plans	89,470
Total liabilities	11,422,779
Net assets applicable to shares outstanding	$772,801,621

Net assets consist of:
Shares of beneficial interest	$956,529,156
Distributable earnings (loss)	(183,727,535)
$772,801,621

Net Assets:
Class A	$565,421,858
Class C	$62,564,393
Class Y	$143,676,885
Class R6	$1,138,485

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	55,612,781
Class C	6,173,493
Class Y	14,121,227
Class R6	112,021
Class A:
Net asset value per share	$10.17
Maximum offering price per share (Net asset value of $10.17 ÷ 95.75%)	$10.62
Class C:
Net asset value and offering price per share	$10.13
Class Y:
Net asset value and offering price per share	$10.17
Class R6:
Net asset value and offering price per share	$10.16

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Pennsylvania Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$35,173,335

Expenses:
Advisory fees	3,660,665

Administrative services fees	115,547

Custodian fees	5,834

Distribution fees: Class A	1,463,716

Class C	622,638

Interest, facilities and maintenance fees	587,443

Transfer agent fees – A, C and Y	588,391

Transfer agent fees – R6	179

Trustees’ and officers’ fees and benefits	24,996

Registration and filing fees	57,105

Reports to shareholders	21,031

Professional services fees	100,068

Other	17,419

Total expenses	7,265,032

Less: Expense offset arrangement(s)	(2,677)

Net expenses	7,262,355

Net investment income	27,910,980

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(2,151,421))	(9,925,282)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(80,912,318)

Net realized and unrealized gain (loss)	(90,837,600)

Net increase (decrease) in net assets resulting from operations	$(62,926,620)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Pennsylvania Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$27,910,980	$25,258,827

Net realized gain (loss)	(9,925,282)	(2,370,883)

Change in net unrealized appreciation (depreciation)	(80,912,318)	(9,805,889)

Net increase (decrease) in net assets resulting from operations	(62,926,620)	13,082,055

Distributions to shareholders from distributable earnings:
Class A	(19,237,292)	(20,788,556)

Class C	(1,825,247)	(2,045,019)

Class Y	(4,547,589)	(4,132,230)

Class R6	(41,586)	(31,758)

Total distributions from distributable earnings	(25,651,714)	(26,997,563)

Share transactions–net:
Class A	(39,113,796)	6,549,547

Class C	(13,658,636)	2,050,384

Class Y	21,992,444	24,843,566

Class R6	190,421	236,098

Net increase (decrease) in net assets resulting from share transactions	(30,589,567)	33,679,595

Net increase (decrease) in net assets	(119,167,901)	19,764,087

Net assets:
Beginning of year	891,969,522	872,205,435

End of year	$772,801,621	$891,969,522

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Pennsylvania Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Year ended 02/28/23	$11.30	$0.37	$(1.16)	$(0.79)	$(0.34)	$10.17	(7.04	)%(d)	$565,422	0.89	%(d)	0.89	%(d)	0.82	%(d)	3.51	%(d)	19%
Year ended 02/28/22	11.47	0.33	(0.15)	0.18	(0.35)	11.30	1.53	(d)	671,015	0.87	(d)	0.87	(d)	0.82	(d)	2.82	(d)	8
Year ended 02/28/21	11.68	0.37	(0.21)	0.16	(0.37)	11.47	1.48	(d)	674,756	0.92	(d)	0.92	(d)	0.84	(d)	3.27	(d)	14
Seven months ended 02/29/20	11.19	0.23	0.47	0.70	(0.21)	11.68	6.36		534,700	0.88	(e)	1.03	(e)	0.88	(e)	3.54	(e)	6
Year ended 07/31/19	10.40	0.46	0.69	1.15	(0.36)	11.19	11.32		498,743	0.91		1.19		0.91		4.30		21
Year ended 07/31/18	10.44	0.41	(0.03)	0.38	(0.42)	10.40	3.84		423,210	0.97		1.18		0.97		4.09		13
Class C
Year ended 02/28/23	11.27	0.30	(1.17)	(0.87)	(0.27)	10.13	(7.72	)(d)	62,564	1.53	(d)	1.53	(d)	1.46	(d)	2.87	(d)	19
Year ended 02/28/22	11.43	0.25	(0.14)	0.11	(0.27)	11.27	0.96	(d)	84,383	1.53	(d)	1.53	(d)	1.48	(d)	2.16	(d)	8
Year ended 02/28/21	11.65	0.30	(0.22)	0.08	(0.30)	11.43	0.76	(d)	83,646	1.53	(d)	1.53	(d)	1.45	(d)	2.66	(d)	14
Seven months ended 02/29/20	11.15	0.19	0.48	0.67	(0.17)	11.65	6.07		110,395	1.54	(e)	1.69	(e)	1.54	(e)	2.88	(e)	6
Year ended 07/31/19	10.37	0.39	0.68	1.07	(0.29)	11.15	10.52		110,166	1.57		1.85		1.57		3.64		21
Year ended 07/31/18	10.42	0.34	(0.04)	0.30	(0.35)	10.37	3.07		161,664	1.62		1.83		1.62		3.43		13
Class Y
Year ended 02/28/23	11.31	0.39	(1.17)	(0.78)	(0.36)	10.17	(6.89)		143,677	0.65		0.65		0.57		3.75		19
Year ended 02/28/22	11.47	0.36	(0.14)	0.22	(0.38)	11.31	1.87		135,503	0.63		0.63		0.58		3.06		8
Year ended 02/28/21	11.69	0.40	(0.22)	0.18	(0.40)	11.47	1.64		112,953	0.68		0.68		0.60		3.51		14
Seven months ended 02/29/20	11.19	0.25	0.48	0.73	(0.23)	11.69	6.60		84,030	0.64	(e)	0.79	(e)	0.64	(e)	3.78	(e)	6
Year ended 07/31/19	10.40	0.49	0.69	1.18	(0.39)	11.19	11.58		71,769	0.67		0.95		0.67		4.54		21
Year ended 07/31/18	10.45	0.44	(0.05)	0.39	(0.44)	10.40	3.98		49,843	0.72		0.93		0.72		4.33		13
Class R6
Year ended 02/28/23	11.29	0.40	(1.16)	(0.76)	(0.37)	10.16	(6.76)		1,138	0.59		0.59		0.52		3.81		19
Year ended 02/28/22	11.46	0.36	(0.14)	0.22	(0.39)	11.29	1.86		1,068	0.55		0.55		0.50		3.14		8
Year ended 02/28/21	11.68	0.40	(0.21)	0.19	(0.41)	11.46	1.70		850	0.61		0.61		0.53		3.58		14
Seven months ended 02/29/20	11.18	0.25	0.48	0.73	(0.23)	11.68	6.63		732	0.62	(e)	0.77	(e)	0.62	(e)	3.83	(e)	6
Period ended 07/31/19(f)	11.05	0.10	0.10	0.20	(0.07)	11.18	1.86		10	0.62	(e)	0.90	(e)	0.62	(e)	4.59	(e)	21

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $134,448,765 in connection with the acquisition of Invesco Pennsylvania Tax Free Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A for the year ended February 28, 2023, 2022 and 2021, respectively. The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.89% and 0.85% for Class C for the year ended February 28, 2023 and 2021.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Pennsylvania Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Pennsylvania Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

21                    Invesco Pennsylvania Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

22                    Invesco Pennsylvania Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Collateral –To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

M.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

N.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 500 million	0.510%

Next $250 million	0.410%

Next $250 million	0.400%

Next $1 billion	0.380%

Next $3 billion	0.345%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.46%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 to 1.50%, 2.15%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive

23                    Invesco Pennsylvania Municipal Fund

advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waivers without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares and up to a maximum annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $32,850 in front-end sales commissions from the sale of Class A shares and $1,228 and $11,827 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 -

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$766,503,976	$3,910,070	$770,414,046

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $31,656,498 and securities sales of $23,398,151, which resulted in net realized gains (losses) of $(2,151,421).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,677.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred

24                    Invesco Pennsylvania Municipal Fund

compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $543,956 with an average interest rate of 3.91%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2023, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $9,505,000 and 2.33%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:
	2023	2022

Ordinary income*	$731,014	$210,405

Ordinary income-tax-exempt	24,920,700	26,787,158

Total distributions	$25,651,714	$26,997,563

* Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:
2023

Undistributed tax-exempt income	$12,670,018

Net unrealized appreciation (depreciation) – investments	(51,162,455)

Temporary book/tax differences	(117,845)

Capital loss carryforward	(145,117,253)

Shares of beneficial interest	956,529,156

Total net assets	$772,801,621

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to amortization and accretion on debt securities and defaulted bonds.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$14,051,405	$131,065,848	$145,117,253

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

25                    Invesco Pennsylvania Municipal Fund

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $164,761,111 and $143,958,263, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$10,198,256

Aggregate unrealized (depreciation) of investments	(61,360,711)

Net unrealized appreciation (depreciation) of investments	$(51,162,455)

Cost of investments for tax purposes is $821,576,501.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $3,786,216 and undistributed net realized gain (loss) was decreased by $3,786,216. These reclassifications had no effect on the net assets or the distributable earnings (loss) of the Fund.

NOTE 11–Share Information

		Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	5,103,247	$53,075,063	5,420,549	$62,844,073

Class C	820,575	8,466,741	1,747,755	20,212,251

Class Y	7,112,127	73,561,836	3,367,055	39,027,180

Class R6	24,607	265,261	20,574	238,082

Issued as reinvestment of dividends:
Class A	1,117,278	11,567,481	1,079,381	12,483,446

Class C	118,279	1,221,126	116,407	1,342,651

Class Y	250,945	2,597,672	208,009	2,407,001

Class R6	1,077	11,105	608	7,018

Automatic conversion of Class C shares to Class A shares:
Class A	542,070	5,641,107	836,207	9,686,810

Class C	(543,592)	(5,641,107)	(838,510)	(9,686,810)

Reacquired:
Class A	(10,544,662)	(109,397,447)	(6,788,621)	(78,464,782)

Class C	(1,711,567)	(17,705,396)	(851,095)	(9,817,708)

Class Y	(5,227,131)	(54,167,064)	(1,433,517)	(16,590,615)

Class R6	(8,268)	(85,945)	(773)	(9,002)

Net increase (decrease) in share activity	(2,945,015)	$(30,589,567)	2,884,029	$33,679,595

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26                    Invesco Pennsylvania Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Pennsylvania Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Pennsylvania Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® Pennsylvania Municipal Fund (subsequently renamed Invesco Pennsylvania Municipal Fund) for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                    Invesco Pennsylvania Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)
		Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$996.60	$4.50	$1,020.28	$4.56	0.91%
Class C	1,000.00	992.70	8.10	1,016.66	8.20	1.64
Class Y	1,000.00	997.80	3.32	1,021.47	3.36	0.67
Class R6	1,000.00	998.10	3.02	1,021.77	3.06	0.61

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                    Invesco Pennsylvania Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.15%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                    Invesco Pennsylvania Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                     Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                     Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver - Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                     Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                     Invesco Pennsylvania Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                     Invesco Pennsylvania Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
∎	Quarterly statements
∎	Daily confirmations
∎	Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROPAM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Rochester® AMT-Free New York Municipal Fund

Nasdaq:
A: OPNYX ∎ C: ONYCX ∎ Y: ONYYX ∎ R6: IORNX

2	Management’s Discussion
2	Performance Summary
4	Long-Term Fund Performance
6	Supplemental Information
8	Schedule of Investments
17	Financial Statements
20	Financial Highlights
21	Notes to Financial Statements
27	Report of Independent Registered Public Accounting Firm
28	Fund Expenses
29	Tax Information
T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

  For the fiscal year ended February 28, 2023, Class A shares of Invesco Rochester®

  AMT-Free New York Municipal Fund (the Fund), at net asset value (NAV), un-

  derperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.
Fund vs. Indexes

  Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.39%
Class C Shares	-9.17
Class Y Shares	-8.23
Class R6 Shares	-8.17
S&P Municipal Bond New York 5+ Year Investment Grade Index▼	-6.15
U.S. Consumer Price Index∎	6.04
Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

The COVID-19 pandemic caused a dramatic and sudden disruption in the New York State economy. However, thanks to federal relief funding and a fast recovery in tax collections, the state was able to quickly stabilize its finances.

The Empire State has historically benefited from a robust and wealthy economy, adequate resources and budget flexibility, factors that helped mitigate the adverse economic impact of the global pandemic, further. Demonstrating strong management practices, New York officials quickly identified gap-closing measures to balance fiscal years 2021 and 2022 state budgets, setting aside reserves to offset the expected phasing out of federal aid. Moderate leverage levels allowed the state to issue debt as an alternative to additional expenditure reductions.

Employment numbers reflect how New York suffered a larger economic impact than most other states, but recent data indicates significant improvement in the job sector. New York’s unemployment rate went from 12.5% in August 2020 to 4.3% in December 2022, while the national average went from 8.4% to 3.5% during the same period.1 Following easing of lockdown orders, Gross Domestic Product (GDP) started to recover in all states with the hospitality industry and information and professional services being the lead contributors. Most recently available reports show New York’s GDP increased 2.5% during the third quarter of 2022 while the US increased at a rate of 3.2%.2

While the state will likely continue to face long-term challenges, including a negative population trend, we believe the silver lining is the pension system, which is well funded. Additional pressure from Medicaid spending is likely to present a challenge as budget officials anticipate state-share Medicaid costs will continue to grow. For fiscal year 2023 these costs account for approximately 21% of budgeted state operating spending.3

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.4

While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.5 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.6

On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.7 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.7

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end. The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.8 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.8

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.4 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 for calendar year 2022.9 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, an underweight sector allocation to AA-rated bonds† contributed

2                    Invesco Rochester® AMT-Free New York Municipal Fund

to the Fund’s performance relative to its benchmark. At the sector level, security selection and underweight exposure among the housing sector contributed to the Fund’s relative performance.

    An overweight allocation to non-rated bonds detracted from the Fund’s performance relative to its benchmark during the fiscal year. An overweight exposure to medium duration bonds (10.00-14.99 years specifically) was also detractive from relative results. An overweight allocation to the industrial development revenue/pollution control revenue sector detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Rochester® AMT-Free New York Municipal Fund and for sharing our long-term investment horizon.

1	Source: New York Department of Labor, January 20, 2022; Bureau of Labor Statistics, January 2023

2	Source: Bureau of Economic Analysis, US Department of Commerce, December 23, 2022

3	Source: New York State, Fiscal Year 2024 Budget

4	Source: Bloomberg LP

5	Source: Refinitiv TM3

6	Source: Lipper Inc.

7	Source: US Federal Reserve

8	Source: JP Morgan

9	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Rochester® AMT-Free New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: Bloomberg LP

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses and management fees;

performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Rochester® AMT-Free New York Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges

Class A Shares
Inception (8/16/84)	5.72%
10 Years	1.70
5 Years	1.41
1 Year	-12.29

Class C Shares
Inception (8/29/95)	4.12%
10 Years	1.52
5 Years	1.51
1 Year	-10.06

Class Y Shares
Inception (1/31/11)	4.58%
10 Years	2.38
5 Years	2.52
1 Year	-8.23

Class R6 Shares
10 Years	2.27%
5 Years	2.55
1 Year	-8.17

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester AMT-Free New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppen-heimer Rochester® AMT-Free New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® AMT-Free New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

  Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

  The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Rochester® AMT-Free New York Municipal Fund

Supplemental Information

Invesco Rochester® AMT-Free New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment-grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Rochester® AMT-Free New York Municipal Fund

Fund Information

Portfolio Composition
By credit sector	% of total investments
Revenue Bonds	95.26%
General Obligation Bonds	4.50
Pre-Refunded Bonds	0.24

Top Five Debt Holdings

		% of total net assets
1.	Hudson Yards Infrastructure Corp., Series 2017-XF0551, Revenue Ctfs.	3.97%
2.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	2.59
3.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	2.47
4.	New York (State of) Utility Debt Securitization Authority, Series 2017, RB	2.38
5.	Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels), Series 2022 A, Ref. RB	1.77

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7                    Invesco Rochester® AMT-Free New York Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.01%
New York–98.87%
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	$2,860	$2,539,715
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2027	200	208,414
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	206,840
Amherst Development Corp. (Daemen College); Series 2018, Ref. RB	5.00%	10/01/2024	570	572,611
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	215	218,201
Series 2020 B, RB	4.00%	11/01/2055	1,250	971,639
Brooklyn Arena Local Development Corp. (Barclays Center); Series 2016 A, Ref. RB	5.00%	07/15/2042	4,000	3,960,606
Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2036	640	532,450
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology); Series 2017 A, Ref. RB	5.00%	06/01/2035	160	163,442
Buffalo & Erie County Industrial Land Development Corp. (Medaille College);
Series 2013, Ref. RB	5.25%	04/01/2035	4,300	4,125,227
Series 2018, Ref. RB(a)	5.00%	10/01/2038	1,200	1,078,434
Build NYC Resource Corp. (Children’s Aid Society (The)); Series 2019, RB	4.00%	07/01/2044	450	410,780
Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(a)	5.00%	12/01/2049	1,360	1,065,594
Build NYC Resource Corp. (Grand Concourse Academy Charter School); Series 2022 A, RB	5.00%	07/01/2052	150	148,757
Build NYC Resource Corp. (KIPP NYC Public School) (Social Bonds); Series 2023, RB	5.25%	07/01/2052	1,500	1,530,498
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	170	180,749
Series 2017, Ref. RB	5.00%	08/01/2036	290	303,281
Series 2017, Ref. RB	5.00%	08/01/2047	600	611,928
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(a)	5.63%	02/01/2039	190	190,722
Series 2019, RB(a)	5.75%	02/01/2049	230	230,231
Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2041	650	644,011
Build NYC Resource Corp. (Special Needs Facilities Pooled Program);
Series 2013 A-1, RB	5.25%	07/01/2023	250	248,544
Series 2013 A-1, RB	5.38%	07/01/2028	1,490	1,358,285
Series 2013 A-1, RB	5.75%	07/01/2033	790	678,472
Build NYC Resource Corp. (Whin Music Community Charter School); Series 2022, RB(a)	6.50%	07/01/2052	3,100	3,049,789
Canandaigua & Bristol (Towns of), NY;
Series 2007, GO Bonds	5.00%	12/15/2027	25	25,037
Series 2007, GO Bonds	5.00%	12/15/2028	30	30,035
Series 2007, GO Bonds	5.00%	12/15/2029	30	30,025
Series 2007, GO Bonds	5.00%	12/15/2030	30	30,019
Series 2007, GO Bonds	5.00%	12/15/2031	35	35,018
Series 2007, GO Bonds	5.00%	12/15/2032	35	35,016
Series 2007, GO Bonds	5.00%	12/15/2033	35	35,013
Series 2007, GO Bonds	5.00%	12/15/2034	40	40,021
Series 2007, GO Bonds	5.00%	12/15/2035	40	40,023
Series 2007, GO Bonds	5.00%	12/15/2036	45	45,026
Series 2007, GO Bonds	5.00%	12/15/2037	45	45,025
Series 2007, GO Bonds	5.00%	12/15/2038	50	50,025
Series 2007, GO Bonds	5.00%	12/15/2039	50	50,015
Series 2007, GO Bonds	5.00%	12/15/2040	55	55,013
Series 2007, GO Bonds	5.00%	12/15/2041	55	55,009
Series 2007, GO Bonds	5.00%	12/15/2042	60	59,631
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	100	101,849
Series 2014, RB	5.00%	05/01/2039	100	101,196
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2016 B, RB	5.00%	07/01/2046	12,200	11,881,531
Series 2019 B, Ref. RB	4.00%	07/01/2044	120	104,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Dutchess County Local Development Corp. (Marist College); Series 2022, RB	4.00%	07/01/2049	$1,500	$1,376,373
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	300	252,397
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	160	171,471
Series 2017, Ref. RB	5.00%	07/01/2036	160	169,742
Series 2017, Ref. RB	5.00%	07/01/2037	235	248,073
Series 2017, Ref. RB	5.00%	07/01/2042	500	521,109
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2031	75	73,115
Series 2005 A, RB	5.00%	06/01/2038	5,000	4,783,562
Series 2005 D, RB(b)	0.00%	06/01/2055	74,000	4,604,191
Genesee County Funding Corp. (The) (Rochester Regional Health Obligated Group); Series 2022 A, Ref. RB	5.25%	12/01/2052	4,950	5,004,548
Glen Cove Local Economic Assistance Corp. (Garvies Point Public Improvement); Series 2016 B, RB(b)	0.00%	01/01/2045	18,435	4,562,340
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-2, RB (Acquired 06/26/2018; Cost $965,000)(a)(c)	5.50%	07/01/2044	965	859,148
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(a)(d)	5.88%	01/01/2052	5,000	3,750,000
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(a)	6.80%	12/01/2044	1,640	1,662,821
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	300	305,143
Series 2014, RB	5.00%	07/01/2034	300	304,136
Series 2014, RB	5.00%	07/01/2039	250	251,859
Series 2014, RB	5.00%	07/01/2044	200	201,161
Series 2017, Ref. RB	5.00%	07/01/2029	100	104,484
Series 2017, Ref. RB	5.00%	07/01/2030	80	83,337
Series 2017, Ref. RB	5.00%	07/01/2031	75	78,030
Series 2017, Ref. RB	5.00%	07/01/2032	135	140,195
Series 2017, Ref. RB	5.00%	07/01/2035	135	138,962
Series 2017, Ref. RB	5.00%	07/01/2036	110	112,647
Series 2017, Ref. RB	5.00%	07/01/2038	80	81,299
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB(e)	5.00%	02/15/2045	5,000	5,192,564
Series 2017-XF0551, Revenue Ctfs.(e)	5.00%	02/15/2042	25,765	26,851,920
Hudson Yards Infrastructure Corp. (Green Bonds); Series 2021 A, Ref. RB	4.00%	02/15/2040	5,845	5,805,517
Huntington Local Development Corp.; Series 2016, RB(a)	6.50%	12/01/2046	2,150	1,611,536
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2039	1,185	1,202,199
Series 2014 A, Ref. RB	5.00%	09/01/2044	2,970	2,995,049
Series 2016 B, Ref. RB	5.00%	09/01/2036	1,250	1,300,829
Series 2016 B, Ref. RB	5.00%	09/01/2046	1,485	1,520,913
Series 2017, RB	5.00%	09/01/2042	4,000	4,213,804
Series 2018, RB	5.00%	09/01/2034	5,000	5,513,567
Series 2018, RB	5.00%	09/01/2039	1,000	1,070,098
Series 2021 A, Ref. RB	4.00%	09/01/2039	3,000	3,021,602
Metropolitan Transportation Authority;
Series 2014 B, RB	5.25%	11/15/2039	900	902,002
Series 2014 B, RB	5.00%	11/15/2044	2,000	1,990,022
Series 2016 B, Ref. RB	5.00%	11/15/2035	2,000	2,035,514
Series 2016 B, Ref. RB	5.00%	11/15/2037	7,000	7,100,442
Series 2016 C-1, RB	5.25%	11/15/2056	11,760	11,745,120
Metropolitan Transportation Authority (Bidding Group 2); Series 2022 A, RB	4.00%	11/15/2052	4,570	4,221,745
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	5,715	5,708,083
Series 2017 A-1, RB	5.25%	11/15/2057	2,565	2,561,612
Series 2017 B-1, RB	5.25%	11/15/2057	10,000	10,469,178
Monroe County Industrial Development Corp. (Monroe Community College);
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	01/15/2028	350	355,955
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	01/15/2029	500	508,900
Series 2014, Ref. RB (INS - AGM)(f)	5.00%	01/15/2038	150	152,304

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2032	$1,450	$1,451,450
Series 2017, RB	5.00%	12/01/2036	1,400	1,432,793
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	1,000	840,486
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2050	3,000	2,374,651
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	125	125,198
Series 2011, RB	6.00%	06/01/2034	250	250,517
Series 2014 A, RB	5.00%	06/01/2029	100	101,889
Series 2014 A, RB	5.50%	06/01/2034	180	184,340
Series 2014 A, RB	5.00%	06/01/2044	285	287,964
Montgomery County Capital Resource Corp.;
Series 2020 A-1, RB	4.95%	07/01/2030	760	641,440
Series 2020 A-2, RB	5.40%	07/01/2050	5,625	3,964,008
Series 2020 B, RB	5.38%	07/01/2025	225	214,545
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	1,000	990,769
Series 2016 A, RB	5.00%	11/15/2056	17,000	16,702,760
Nassau (County of), NY;
Series 2018 B, GO Bonds (INS - AGM)(f)	5.00%	07/01/2049	3,930	4,089,659
Series 2019 A, GO Bonds (INS - AGM)(f)	5.00%	04/01/2043	1,490	1,568,547
Nassau (County of), NY Industrial Development Agency; Series 2003 A-C, RB	7.00%	09/01/2028	885	855,901
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 11/14/2014-10/16/2018; Cost $3,191,296)(c)	5.00%	01/01/2058	3,133	1,509,670
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $1,540,000)(a)(c)	9.00%	01/01/2041	1,540	1,273,090
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	5.20%	12/01/2037	290	219,438
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	2,929	2,876,728
Series 2006 D, RB(b)	0.00%	06/01/2060	60,000	3,258,084
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	3,095	2,094,423
New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2032	350	361,385
Series 2015 A, Ref. RB	5.00%	07/01/2033	565	582,596
Series 2015 A, Ref. RB	5.00%	07/01/2034	450	463,206
Series 2015 A, Ref. RB	5.00%	07/01/2040	200	202,860
Series 2015 A, Ref. RB	5.00%	07/01/2045	225	227,063
New York & New Jersey (States of) Port Authority; Two Hundred Fifth Series 2017, Ref. RB(e)	5.25%	11/15/2057	11,300	11,919,798
New York (City of), NY;
Series 1997 C, GO Bonds(g)	5.50%	11/15/2037	15	15,029
Series 2020 D-1, GO Bonds	5.00%	03/01/2038	1,400	1,529,280
Series 2020 D-1, GO Bonds	4.00%	03/01/2042	2,600	2,506,580
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	2,000	1,876,523
Series 2021 A-1, GO Bonds	4.00%	08/01/2050	1,500	1,405,121
Series 2021 F-1, GO Bonds	3.00%	03/01/2041	1,585	1,291,549
Series 2021 F-1, GO Bonds	5.00%	03/01/2044	5,000	5,356,774
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2044	5,000	4,785,567
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2043	3,225	3,574,980
New York (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	75	68,279
Series 2005 E-2, RB	6.13%	11/01/2035	250	186,086
New York (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	3,335	3,350,848
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2020, Ref. RB	4.00%	03/01/2045	1,300	1,157,620
Series 2020, Ref. RB (INS - AGM)(f)	4.00%	03/01/2045	800	744,502

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Municipal Water Finance Authority;
Series 2019 CC-1, RB	4.00%	06/15/2040	$950	$936,493
Series 2019 CC-1, RB	4.00%	06/15/2049	1,050	997,203
Series 2020 AA-1, Ref. RB	4.00%	06/15/2050	10,250	9,700,754
Series 2020, Ref. RB	5.00%	06/15/2050	1,500	1,592,558
New York (City of), NY Transitional Finance Authority;
Series 2015 S, RB	5.00%	07/15/2034	1,395	1,436,211
Series 2017 C, Ref. RB	5.00%	11/01/2030	920	992,626
Series 2017 C, Ref. RB	5.00%	11/01/2032	1,470	1,585,006
Series 2018 S-1, RB	5.00%	07/15/2043	8,085	8,538,332
Series 2019 B-1, RB	4.00%	11/01/2042	10,000	9,722,005
Series 2019 B-1, RB	4.00%	11/01/2043	6,000	5,815,930
Series 2020 C-1, RB	4.00%	05/01/2036	300	303,836
Series 2020 C-1, RB	4.00%	05/01/2037	550	552,156
Series 2020 C-1, RB	4.00%	05/01/2038	600	597,906
Series 2020 C-1, RB	4.00%	05/01/2039	520	514,862
Series 2020, RB	4.00%	05/01/2044	10,000	9,638,412
Series 2021 E-1, RB	4.00%	02/01/2043	1,000	970,049
Series 2022 F-1, RB	5.00%	02/01/2044	2,500	2,699,311
Subseries 2019 S1B, RB	4.00%	07/15/2041	3,335	3,222,173
New York (City of), NY Trust for Cultural Resources (Juilliard School (The));
Series 2018 A, Ref. RB	5.00%	01/01/2033	290	324,596
Series 2018 A, Ref. RB	5.00%	01/01/2037	400	435,498
Series 2018 A, Ref. RB	5.00%	01/01/2038	300	325,335
Series 2018 A, Ref. RB	4.00%	01/01/2039	1,100	1,088,024
New York (City of), NY Trust for Cultural Resources (Wildlife Conservation Society); Series 2013 A, RB(g)(h)	5.00%	08/01/2023	1,000	1,007,986
New York (State of) Dormitory Authority;
Series 2015 A-1, Ref. RB(a)	4.80%	12/01/2023	530	518,716
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,000	1,040,580
Series 2018 A, RB	5.00%	07/01/2048	1,110	1,176,574
Series 2020 A, Ref. RB	4.00%	03/15/2046	935	887,178
Series 2022 A, Ref. RB	4.00%	03/15/2040	880	863,415
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A-2, Ref. RB(a)	5.35%	12/01/2035	5,985	4,616,140
Series 2015 B-1, Ref. RB(a)	6.18%	12/01/2031	1,665	1,372,533
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	4.75%	07/01/2039	1,250	1,002,661
Series 2012 B, RB	5.00%	07/01/2032	125	109,866
Series 2012 B, RB	4.75%	07/01/2039	300	240,639
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.);
Series 2007, RB (INS - NATL)(f)	5.25%	07/01/2027	6,425	6,633,088
Series 2007, RB (INS - NATL)(f)	5.25%	07/01/2028	3,765	3,909,096
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	100	102,294
Series 2016 A, Ref. RB	5.00%	07/01/2041	765	786,015
Series 2020, RB	4.00%	07/01/2050	2,000	1,820,076
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2035	480	481,517
Series 2020 A, Ref. RB	4.00%	09/01/2050	1,200	974,831
New York (State of) Dormitory Authority (New School (The));
Series 2015, Ref. RB(g)(h)	5.00%	07/01/2025	30	31,271
Series 2015, Ref. RB	5.00%	07/01/2040	370	376,277
Series 2016 A, Ref. RB	5.00%	07/01/2035	1,855	1,932,261
Series 2016 A, Ref. RB	5.00%	07/01/2036	1,915	1,985,570
Series 2016 A, Ref. RB	5.00%	07/01/2037	1,265	1,307,634
Series 2016 A, Ref. RB	5.00%	07/01/2041	595	608,745
Series 2016 A, Ref. RB	5.00%	07/01/2046	6,650	6,748,141
Series 2022 A, Ref. RB	4.00%	07/01/2052	1,375	1,166,932

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (New York University);
Series 2016 A, RB	5.00%	07/01/2035	$5,000	$5,284,410
Series 2019 A, RB	5.00%	07/01/2042	740	793,430
Series 2019 A, RB	5.00%	07/01/2049	5,860	6,217,665
Series 2021 A, Ref. RB	3.00%	07/01/2041	1,215	980,472
Series 2021 A, Ref. RB	5.00%	07/01/2051	1,140	1,214,970
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2028	645	660,958
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(a)	5.00%	12/01/2029	600	605,952
Series 2017, Ref. RB(a)	5.00%	12/01/2030	400	403,946
Series 2017, Ref. RB(a)	5.00%	12/01/2032	300	301,593
Series 2017, Ref. RB(a)	5.00%	12/01/2033	300	301,022
Series 2017, Ref. RB(a)	5.00%	12/01/2035	300	296,590
Series 2017, Ref. RB(a)	5.00%	12/01/2036	200	195,047
Series 2017, Ref. RB(a)	5.00%	12/01/2037	200	193,388
New York (State of) Dormitory Authority (Ozanam Hall of Queens Nursing Home, Inc.); Series 2006, RB (LOC - Allied Irish Banks PLC)(i)	5.00%	11/01/2026	265	268,584
New York (State of) Dormitory Authority (Pratt Institute); Series 2016, Ref. RB	5.00%	07/01/2046	500	508,027
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	5,790	5,382,842
Series 2019 A, RB	5.00%	07/01/2049	800	845,610
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds); Series 2019 B, RB	5.00%	07/01/2050	5,045	5,366,040
New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB	5.00%	07/01/2034	100	103,569
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities); Series 2019 A, RB	4.00%	07/01/2049	850	777,986
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(a)	5.50%	12/01/2047	3,030	2,068,474
Series 2017 A-2, RB(a)	5.38%	09/01/2050	4,800	3,288,968
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,425,000)(a)(c)	5.38%	10/01/2042	1,425	1,067,947
New York (State of) Dormitory Authority (Wagner College); Series 2022, Ref. RB	5.00%	07/01/2047	3,620	3,536,358
New York (State of) Power Authority (Green Bonds); Series 2020 A, Ref. RB	4.00%	11/15/2060	7,050	6,496,475
New York (State of) Power Authority (Green Transmission);
Series 2022, RB (INS - AGM)(f)	4.00%	11/15/2047	2,650	2,470,555
Series 2022, RB (INS - AGM)(f)	4.00%	11/15/2052	5,000	4,581,432
New York (State of) Thruway Authority;
Series 2018 L, Ref. RB	5.00%	01/01/2033	190	208,131
Series 2018 L, Ref. RB	5.00%	01/01/2034	340	371,262
Series 2018 L, Ref. RB	5.00%	01/01/2035	385	417,567
Series 2019 B, RB	4.00%	01/01/2050	10,000	9,155,536
Series 2021 O, Ref. RB	4.00%	01/01/2049	3,025	2,817,362
New York (State of) Thruway Authority (Bidding Group 5); Series 2021 A-1, Ref. RB	4.00%	03/15/2059	5,715	5,227,771
New York (State of) Thruway Authority (Green Bonds) (Bidding Group 1); Series 2022 C, RB	5.00%	03/15/2053	6,000	6,442,769
New York (State of) Thruway Authority (Group 2); Series 2020 N, RB	4.00%	01/01/2045	3,280	3,094,267
New York (State of) Utility Debt Securitization Authority;
Series 2017, RB	5.00%	12/15/2038	8,460	9,137,967
Series 2017, RB	5.00%	12/15/2040	15,000	16,136,662
Series 2022, Ref. RB	5.00%	12/15/2049	1,000	1,105,727
Series 2022, Ref. RB	5.00%	09/15/2052	750	827,196
New York City Health and Hospitals Corp.; Series 2021 A, Ref. RB	4.00%	02/15/2045	500	466,307
New York City Housing Development Corp.; Series 1999 E, RB	6.25%	05/01/2036	5	5,011
New York Counties Tobacco Trust I; Series 2000 A, RB	6.50%	06/01/2035	695	695,331
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	690	703,770
Series 2001, RB	5.75%	06/01/2043	15	15,300
New York Counties Tobacco Trust IV;
Series 2005 A, RB	5.00%	06/01/2038	845	808,422
Series 2010 A, RB(a)	6.25%	06/01/2041	2,175	2,175,806
See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Counties Tobacco Trust V;
Series 2005 S-3, RB(b)	0.00%	06/01/2055	$84,200	$6,210,280
Series 2005 S4B, RB(a)(b)	0.00%	06/01/2060	155,400	5,541,284
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	10,600	10,906,240
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,230	2,266,875
Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,085	2,158,742
Series 2016 A-2, Ref. RB	5.00%	06/01/2051	1,125	1,041,689
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	15,580	17,495,344
Series 2007, RB	5.50%	10/01/2037	5,025	5,704,986
New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB	2.75%	11/15/2041	3,845	2,835,984
Series 2021 A, Ref. RB	2.88%	11/15/2046	6,155	4,308,779
New York State Urban Development Corp.; Series 2020 A, RB	4.00%	03/15/2045	3,065	2,906,477
New York Transportation Development Corp. (Terminal 4 JFK International Airport); Series 2020, Ref. RB	5.00%	12/01/2038	1,500	1,584,599
Niagara Area Development Corp. (Catholic Health System, Inc.); Series 2022, RB	5.00%	07/01/2052	450	338,922
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(f)	4.00%	12/01/2038	180	169,646
Series 2019, Ref. RB (INS - AGM)(f)	4.00%	12/01/2049	580	524,940
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	280	286,954
Series 2017, Ref. RB	5.00%	05/01/2034	200	204,432
Series 2017, Ref. RB	5.00%	05/01/2037	250	254,493
Series 2017, Ref. RB	5.00%	05/01/2040	150	151,957
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2047	1,150	1,070,272
Series 2019, Ref. RB	4.00%	12/01/2049	1,500	1,384,239
Onondaga Civic Development Corp.;
Series 2015, Ref. RB	5.00%	10/01/2030	1,060	1,042,256
Series 2015, Ref. RB	5.00%	10/01/2040	2,345	2,147,068
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	715	571,807
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.63%	08/15/2035	850	864,060
Series 2001, RB	5.75%	08/15/2043	3,160	3,212,270
Schenectady Metroplex Development Authority; Series 2014 A, RB (INS - AGM)(f)	5.50%	08/01/2033	1,000	1,009,195
St. Johns (County of), FL Industrial Development Authority (St. Lawrence University);
Series 2022, Ref. RB	5.25%	07/01/2039	400	439,781
Series 2022, Ref. RB	5.25%	07/01/2040	265	289,806
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	255	224,890
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-2, RB(a)	5.35%	11/01/2049	8,220	7,326,268
Series 2016 B-2, RB(a)	5.35%	11/01/2049	1,175	1,047,246
Series 2016 C-2, RB(a)	5.35%	11/01/2049	1,160	1,033,877
Series 2016 D-2, RB(a)	5.35%	11/01/2049	760	677,368
Tender Option Bond Trust Receipts/Certificates; Series 2023, RB(e)	4.00%	06/15/2051	11,000	10,374,970
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.);
Series 2013 A, RB(d)	5.00%	07/01/2032	330	163,350
Series 2013 A, RB(d)	5.00%	07/01/2038	2,785	1,378,575

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB(g)(h)	5.00%	03/16/2023	$400	$400,269
Series 2013 A, Ref. RB(g)(h)	5.00%	05/15/2023	300	301,065
Series 2016 A, Ref. RB	5.00%	11/15/2046	1,260	1,294,876
Series 2017 A, RB	5.00%	11/15/2038	300	318,146
Series 2017 A, RB	5.00%	11/15/2047	1,000	1,041,125
Series 2017 B, Ref. RB	5.00%	11/15/2032	875	942,953
Series 2017 B, Ref. RB	5.00%	11/15/2033	900	968,490
Series 2017 B, Ref. RB	5.00%	11/15/2034	575	617,348
Series 2017 B, Ref. RB	5.00%	11/15/2038	1,900	2,014,924
Series 2021 A-1, Ref. RB	4.00%	05/15/2046	1,950	1,812,032
Triborough Bridge & Tunnel Authority (Green Bonds); Series 2022 D-2, RB	5.25%	05/15/2047	9,625	10,586,175
Triborough Bridge & Tunnel Authority (MTA Brdiges & Tunnels); Subseries 2022 D-2, RB	5.50%	05/15/2052	800	907,094
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 A, RB	5.00%	11/15/2049	2,200	2,321,942
Series 2020 A, RB	5.00%	11/15/2054	2,900	3,078,833
Series 2021 A, RB	5.00%	11/15/2056	700	742,526
Series 2022 A, Ref. RB	4.00%	05/15/2051	13,085	11,984,579
Series 2022, RB(e)	5.25%	05/15/2057	10,000	10,904,988
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	8,000	7,421,800
Series 2017 A, Ref. RB	5.00%	06/01/2030	3,275	3,433,198
Series 2017 A, Ref. RB	5.00%	06/01/2034	5,000	5,201,170
Series 2017 A, Ref. RB	5.00%	06/01/2035	3,000	3,105,587
Series 2017 A, Ref. RB	5.00%	06/01/2036	3,000	3,091,048
Westchester County Healthcare Corp.;
Series 2010 B, RB	6.13%	11/01/2037	325	325,850
Series 2014 A, RB	5.00%	11/01/2044	2,247	2,250,227
Westchester County Local Development Corp. (Kendal on Hudson); Series 2022, Ref. RB	4.25%	01/01/2045	835	697,463
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(a)	5.00%	06/01/2030	500	458,772
Westchester County Local Development Corp. (Westchester Medical Center Obligated Group);
Series 2016, Ref. RB	5.00%	11/01/2029	1,000	1,012,640
Series 2016, Ref. RB	5.00%	11/01/2032	1,500	1,518,284
Westchester Tobacco Asset Securitization Corp.; Series 2016 C, Ref. RB	5.00%	06/01/2045	7,050	7,054,145
Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(a)	4.13%	12/01/2041	715	527,428
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	390,796
Series 2019 A, RB	5.00%	10/15/2049	640	573,339
				669,045,534

Puerto Rico–7.14%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	15	15,005
Series 2002, RB	5.50%	05/15/2039	3,455	3,455,201
Series 2002, RB	5.63%	05/15/2043	9,700	9,797,520
Series 2005 A, RB(b)	0.00%	05/15/2050	6,300	1,105,586
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	5.50%	08/01/2031	4,055	106,444
PRIFA Custodial Trust;
Series 2005 A, RB	0.00%	03/15/2049	623	380,976
Series 2022, RB	0.00%	03/15/2049	3,658	1,605,012

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Rochester® AMT-Free New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(b)	0.00%	07/01/2024	$123	$115,425
Series 2021 A, GO Bonds(b)	0.00%	07/01/2033	473	269,683
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	205	205,977
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	410	415,901
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	406	419,316
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	399	416,657
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	388	408,265
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	768	687,996
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	331	289,573
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	284	242,659
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	386	318,680
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	0	3
Subseries 2022, RN	0.00%	11/01/2043	2,029	874,888
Subseries 2022, RN	0.00%	11/01/2051	4,424	1,935,530
Subseries 2022, RN	0.00%	11/01/2051	230	221,542
Subseries 2022, RN	0.00%	11/01/2051	267	35,118
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority; Series 2008 A, RB	6.13%	07/01/2024	3,115	3,164,973
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB (INS - SGI)(f)	5.00%	07/01/2027	1,000	1,003,870
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	1,901	1,763,683
Series 2022 B, RB(b)	0.00%	07/01/2032	1,236	772,342
Series 2022 C, RB(j)	5.00%	07/01/2053	2,114	1,173,551
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control
Facilities Financing Authority (University of the Sacred Heart Project);
Series 2012, Ref. RB	5.00%	10/01/2031	100	100,143
Series 2012, Ref. RB	5.00%	10/01/2042	150	150,347
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.50%	07/01/2034	475	470,986
Series 2018 A-1, RB	4.55%	07/01/2040	199	185,840
Series 2018 A-1, RB(b)	0.00%	07/01/2046	9,897	2,536,403
Series 2018 A-1, RB	4.75%	07/01/2053	1,455	1,304,236
Series 2018 A-1, RB	5.00%	07/01/2058	6,182	5,735,660
Series 2019 A-2, RB	4.54%	07/01/2053	71	61,400
Series 2019 A-2, RB	4.78%	07/01/2058	953	851,852
Series 2019 A-2B, RB	4.55%	07/01/2040	1,898	1,772,488
University of Puerto Rico;
Series 2006 Q, RB	5.00%	06/01/2025	1,000	988,301
Series 2006 Q, RB	5.00%	06/01/2030	3,000	2,914,518
				48,273,550
Total Municipal Obligations (Cost $768,352,185)				717,319,084

	Shares
Common Stocks & Other Equity Interests–0.02%
New York–0.02%
CMS Liquidating Trust; (Cost $3,170,389)(k)(l)	3,100	155,000
TOTAL INVESTMENTS IN SECURITIES(m) –106.03% (Cost $771,522,574)		717,474,084
FLOATING RATE NOTE OBLIGATIONS–(6.31)% Notes with interest and fee rates ranging from 3.97% to 3.99% at 02/28/2023 and contractual maturities of collateral ranging from 02/15/2042 to 11/15/2057 (See Note 1K)(n)		(42,670,000)
BORROWINGS–(0.78)%		(5,300,000)
OTHER ASSETS LESS LIABILITIES–1.06%		7,166,524
NET ASSETS–100.00%		$676,670,608

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Rochester® AMT-Free New York Municipal Fund

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
Ctfs.	– Certificates
GO	– General Obligation
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes
SGI	– Syncora Guarantee, Inc.

Notes to Schedule of Investments:

(a)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $48,789,730, which represented 7.21% of the Fund’s Net Assets.

(b)	Zero coupon bond issued at a discount.
(c)	Restricted security. The aggregate value of these securities at February 28, 2023 was $4,709,855, which represented less than1% of the Fund’s Net Assets.
(d)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $5,291,925, which represented less than1% of the Fund’s Net Assets.

(e)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(f)	Principal and/or interest payments are secured by the bond insurance company listed.
(g)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(h)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(i)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(j)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(k)	Non-income producing security.
(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(n)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $65,244,307 are held by TOB Trusts and serve as collateral for the $42,670,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $771,522,574)	$717,474,084

Cash	518,639

Receivable for: Investments sold	500,000

Fund shares sold	12,949

Interest	8,423,122

Investment for trustee deferred compensation and retirement plans	74,809

Other assets	232,993

Total assets	727,236,596

Liabilities:
Floating rate note obligations	42,670,000

Payable for: Borrowings	5,300,000

Dividends	884,819

Fund shares reacquired	1,219,392

Accrued fees to affiliates	260,329

Accrued interest expense	30,396

Accrued trustees’ and officers’ fees and benefits	48,448

Accrued other operating expenses	77,795

Trustee deferred compensation and retirement plans	74,809

Total liabilities	50,565,988

Net assets applicable to shares outstanding	$676,670,608

Net assets consist of:
Shares of beneficial interest	$871,574,559

Distributable earnings (loss)	(194,903,951)

$676,670,608

Net Assets:
Class A	$577,076,666

Class C	$15,519,729

Class Y	$84,065,403

Class R6	$8,810

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	55,645,611

Class C	1,495,865

Class Y	8,095,487

Class R6	849

Class A: Net asset value per share	$10.37

Maximum offering price per share (Net asset value of $10.37 ÷ 95.75%)	$10.83

Class C: Net asset value and offering price per share	$10.38

Class Y: Net asset value and offering price per share	$10.38

Class R6: Net asset value and offering price per share	$10.38

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$31,883,721

Expenses:
Advisory fees	3,659,019

Administrative services fees	104,641

Custodian fees	8,788

Distribution fees:
Class A	1,465,545

Class C	178,573

Interest, facilities and maintenance fees	1,591,966

Transfer agent fees – A, C and Y	413,175

Trustees’ and officers’ fees and benefits	26,135

Registration and filing fees	56,368

Reports to shareholders	11,306

Professional services fees	86,086

Other	17,171

Total expenses	7,618,773

Less: Expense offset arrangement(s)	(2,205)

Net expenses	7,616,568

Net investment income	24,267,153

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities	(43,837,108)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(51,028,501)

Net realized and unrealized gain (loss)	(94,865,609)

Net increase (decrease) in net assets resulting from operations	$(70,598,456)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Rochester® AMT-Free New York Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$24,267,153	$22,170,982

Net realized gain (loss)	(43,837,108)	192,441

Change in net unrealized appreciation (depreciation)	(51,028,501)	(13,946,009)

Net increase (decrease) in net assets resulting from operations	(70,598,456)	8,417,414

Distributions to shareholders from distributable earnings:
Class A	(20,752,114)	(21,481,328)

Class C	(458,904)	(508,146)

Class Y	(3,187,048)	(2,992,711)

Class R6	(331)	(317)

Total distributions from distributable earnings	(24,398,397)	(24,982,502)

Share transactions–net:
Class A	(69,508,036)	(25,312,850)

Class C	(3,865,628)	(3,883,026)

Class Y	(3,797,344)	15,209,324

Net increase (decrease) in net assets resulting from share transactions	(77,171,008)	(13,986,552)

Net increase (decrease) in net assets	(172,167,861)	(30,551,640)

Net assets:
Beginning of year	848,838,469	879,390,109

End of year	$676,670,608	$848,838,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Rochester® AMT-Free New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$11.71	$0.35	$(1.33)	$(0.98)	$(0.36)	$10.37	(8.39	)%(d)	$577,077	1.06	%(d)	1.06	%(d)	0.84	%(d)	3.34	%(d)	44%
Year ended 02/28/22	11.94	0.30	(0.19)	0.11	(0.34)	11.71	0.86	(d)	727,823	0.88	(d)	0.88	(d)	0.81	(d)	2.48	(d)	10
Year ended 02/28/21	12.41	0.34	(0.45)	(0.11)	(0.36)	11.94	(0.81	)(d)	767,102	0.95	(d)	0.97	(d)	0.83	(d)	2.89	(d)	15
Five months ended 02/29/20	12.03	0.15	0.38	0.53	(0.15)	12.41	4.43		827,596	1.02	(e)	1.02	(e)	0.83	(e)	2.98	(e)	11
Year ended 09/30/19	11.26	0.45	0.67	1.12	(0.35)	12.03	10.11		807,767	1.17		1.17		0.85		3.86		15
Year ended 09/30/18	11.11	0.39	0.09	0.48	(0.33)	11.26	4.46		739,216	1.28		1.28		0.92		3.58		15
Class C
Year ended 02/28/23	11.72	0.27	(1.34)	(1.07)	(0.27)	10.38	(9.08)		15,520	1.82		1.82		1.60		2.58		44
Year ended 02/28/22	11.95	0.21	(0.19)	0.02	(0.25)	11.72	0.09		21,840	1.64		1.64		1.57		1.72		10
Year ended 02/28/21	12.42	0.25	(0.45)	(0.20)	(0.27)	11.95	(1.54)		26,100	1.71		1.74		1.59		2.13		15
Five months ended 02/29/20	12.04	0.11	0.38	0.49	(0.11)	12.42	4.09		50,011	1.78	(e)	1.78	(e)	1.59	(e)	2.22	(e)	11
Year ended 09/30/19	11.26	0.36	0.68	1.04	(0.26)	12.04	9.36		51,593	1.94		1.94		1.62		3.09		15
Year ended 09/30/18	11.12	0.31	0.08	0.39	(0.25)	11.26	3.57		84,896	2.05		2.05		1.69		2.81		15
Class Y
Year ended 02/28/23	11.73	0.38	(1.35)	(0.97)	(0.38)	10.38	(8.23)		84,065	0.82		0.82		0.60		3.58		44
Year ended 02/28/22	11.96	0.33	(0.19)	0.14	(0.37)	11.73	1.10		99,166	0.64		0.64		0.57		2.72		10
Year ended 02/28/21	12.43	0.37	(0.45)	(0.08)	(0.39)	11.96	(0.57)		86,177	0.71		0.73		0.59		3.13		15
Five months ended 02/29/20	12.05	0.16	0.38	0.54	(0.16)	12.43	4.52		83,905	0.78	(e)	0.78	(e)	0.59	(e)	3.22	(e)	11
Year ended 09/30/19	11.27	0.47	0.68	1.15	(0.37)	12.05	10.45		72,698	0.93		0.93		0.61		4.09		15
Year ended 09/30/18	11.13	0.42	0.08	0.50	(0.36)	11.27	4.61		59,045	1.05		1.05		0.69		3.82		15
Class R6
Year ended 02/28/23	11.72	0.39	(1.34)	(0.95)	(0.39)	10.38	(8.09)		9	0.76		0.76		0.54		3.64		44
Year ended 02/28/22	11.96	0.33	(0.20)	0.13	(0.37)	11.72	1.05		10	0.62		0.62		0.56		2.74		10
Year ended 02/28/21	12.41	0.38	(0.43)	(0.05)	(0.40)	11.96	(0.31)		10	0.62		0.72		0.49		3.22		15
Five months ended 02/29/20	12.03	0.17	0.38	0.55	(0.17)	12.41	4.56		74	0.68	(e)	0.78	(e)	0.59	(e)	3.32	(e)	11
Period ended 09/30/19(f)	11.78	0.18	0.20	0.38	(0.13)	12.03	3.25		10	0.81	(e)	0.87	(e)	0.55	(e)	4.20	(e)	15

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for Class A for the years ended February 28, 2023, 2022 and 2021, respectively.

(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Rochester® AMT-Free New York Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Rochester® AMT-Free New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services - Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements.Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

21                    Invesco Rochester® AMT-Free New York Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase

22                    Invesco Rochester® AMT-Free New York Municipal Fund

tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

There is a possibility that the credit rating of a municipal security may be downgraded after purchase, which may occur quickly and without advanced warning following sudden market downturns or unexpected developments involving an issuer, and which may adversely affect the liquidity and value of the security.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 200 million	0.600%

Next $100 million	0.550%

Next $200 million	0.500%

Next $250 million	0.450%

Next $250 million	0.400%

Next $4 billion	0.350%

Over $5 billion	0.330%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.50%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, the Adviser has contractually agreed to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

23                    Invesco Rochester® AMT-Free New York Municipal Fund

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $9,732 in front-end sales commissions from the sale of Class A shares and $16,575 and $905 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities
Municipal Obligations	$–	$717,319,084	$ –	$717,319,084

Common Stocks & Other Equity Interests	–	–	155,000	155,000

Total Investments	$–	$717,319,084	$155,000	$717,474,084

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $1,220,166.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $2,205.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

24                    Invesco Rochester® AMT-Free New York Municipal Fund

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $12,519,726 with an average interest rate of 2.62%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $32,804,615 and 2.47%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022
Ordinary income*	$1,817,581	$419,991
Ordinary income-tax-exempt	22,580,816	24,562,511
Total distributions	$24,398,397	$24,982,502

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$17,371,107

Net unrealized appreciation (depreciation) – investments	(57,149,110)

Temporary book/tax differences	(118,830)

Capital loss carryforward	(155,007,118)

Shares of beneficial interest	871,574,559

Total net assets	$676,670,608

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, amortization and accretion on debt securities, defaulted bonds, inverse floaters and grantor trusts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

	Capital Loss Carryforward*

Expiration		Short-Term	Long-Term	Total

Not subject to expiration		$40,292,019	$114,715,099	$155,007,118

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $333,499,003 and $380,501,598, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$3,773,841

Aggregate unrealized (depreciation) of investments	(60,922,951)

Net unrealized appreciation (depreciation) of investments	$(57,149,110)

Cost of investments for tax purposes is $774,623,194.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and dirt bonds, on February 28, 2023, undistributed net investment income was increased by $7,299,469, undistributed net realized gain (loss) was decreased by $7,108,576 and shares of beneficial interest was decreased by $190,893. This reclassification had no effect on the net assets of the Fund.

25                    Invesco Rochester® AMT-Free New York Municipal Fund

NOTE 11–Share Information

	Summary of Share Activity

	Year ended February 28, 2023(a)		Year ended February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	4,655,618	$48,234,018	2,249,524	$27,442,084

Class C	201,702	2,106,982	257,799	3,156,763

Class Y	6,010,382	62,692,575	2,234,458	27,166,393

Issued as reinvestment of dividends:
Class A	1,153,817	12,121,541	1,033,123	12,550,837

Class C	30,824	324,031	29,982	364,465

Class Y	162,968	1,718,946	149,767	1,821,576

Automatic conversion of Class C shares to Class A shares:
Class A	242,260	2,540,646	346,576	4,219,938

Class C	(242,179)	(2,540,646)	(346,452)	(4,219,938)

Reacquired:
Class A	(12,542,723)	(132,404,241)	(5,720,318)	(69,525,709)

Class C	(358,336)	(3,755,995)	(261,973)	(3,184,316)

Class Y	(6,532,031)	(68,208,865)	(1,135,216)	(13,778,645)

Net increase (decrease) in share activity	(7,217,698)	$(77,171,008)	(1,162,730)	$(13,986,552)

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 53% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

26                    Invesco Rochester® AMT-Free New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® AMT-Free New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® AMT-Free New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the five months ended February 29, 2020 and the year ended September 30, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the five months ended February 29, 2020 and the period May 24, 2019 (commencement date) through September 30, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® AMT-Free New York Municipal Fund (subsequently renamed Invesco Rochester® AMT-Free New York Municipal Fund) as of and for the year ended September 30, 2018 and the financial highlights for the year ended September 30, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

27                    Invesco Rochester® AMT-Free New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

	Beginning Account Value (09/01/22)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]
Class A	$1,000.00	$999.30	$5.80	$1,018.99	$5.86	1.17%
Class C	1,000.00	995.50	9.60	1,015.17	9.69	1.94
Class Y	1,000.00	1,000.50	4.61	1,020.18	4.66	0.93
Class R6	1,000.00	1,000.90	4.32	1,020.48	4.36	0.87

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

28                    Invesco Rochester® AMT-Free New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	92.55%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

29                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

1  Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler – 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort – 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold – 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey – 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes – 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Rochester® AMT-Free New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246.

Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Rochester® AMT-Free New York Municipal Fund

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎	Fund reports and prospectuses
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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROAFNYM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Rochester® Limited Term New York Municipal Fund

Nasdaq:

A: LTNYX ∎ C: LTNCX ∎ Y: LTBYX ∎ R6: IORMX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

21	Financial Statements

24	Financial Highlights

25	Notes to Financial Statements

31	Report of Independent Registered Public Accounting Firm

32	Fund Expenses

33	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Rochester® Limited Term New York Municipal Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal New York Investment Grade 4-7 Years Bond Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.16%
Class C Shares	-5.26
Class Y Shares	-4.24
Class R6 Shares	-4.20
S&P Municipal Bond 2-17 Years Investment Grade Index▼	-3.39
S&P Municipal New York Investment Grade 4-7 Years Bond Index▼	-2.15
Source(s): ▼RIMES Technologies Corp.

Market conditions and your Fund

The COVID-19 pandemic caused a dramatic and sudden disruption in the New York State economy. However, thanks to federal relief funding and a fast recovery in tax collections, the state was able to quickly stabilize its finances.

    The Empire State has historically benefited from a robust and wealthy economy, adequate resources and budget flexibility, factors that helped mitigate the adverse economic impact of the global pandemic, further. Demonstrating strong management practices, New York officials quickly identified gap-closing measures to balance fiscal years 2021 and 2022 state budgets, setting aside reserves to offset the expected phasing out of federal aid. Moderate leverage levels allowed the state to issue debt as an alternative to additional expenditure reductions.

    Employment numbers reflect how New York suffered a larger economic impact than most other states, but recent data indicates significant improvement in the job sector. New York’s unemployment rate went from 12.5% in August 2020 to 4.3% in December 2022, while the national average went from 8.4% to 3.5% during the same period.1 Following easing of lockdown orders, Gross Domestic Product (GDP) started to recover in all states with the hospitality industry and information and professional services being the lead contributors. Most recently available reports show New York’s GDP increased 2.5% during the third quarter of 2022 while the US increased at a rate of 3.2%.2

    While the state will likely continue to face long-term challenges, including a negative population trend, we believe the silver lining is the pension system, which is well funded. Additional pressure from Medicaid spending is likely to present a challenge as budget officials anticipate state-share Medicaid costs will continue to grow. For fiscal year 2023 these costs account for approximately 21% of budgeted state operating spending.3

    At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.4

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.5 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.6

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.7 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.7

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end. The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.8 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.8

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.4 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 for calendar year 2022.9 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the

2	Invesco Rochester® Limited Term New York Municipal Fund

challenges while identifying marketplace opportunities to add long-term value for shareholders.

    During the fiscal year, security selection and an overweight allocation to non-rated bonds† contributed to the Fund’s performance relative to its benchmark. At the sector level, sector allocation and underweight exposure among the appropriation sector contributed to the Fund’s relative performance.

    Sector allocation among medium duration bonds (6.00-14.99 years specifically) detracted from the Fund’s performance relative to its benchmark during the fiscal year. An overweight exposure to 4.00-4.49% coupon bonds was also detractive from relative return. An underweight allocation to the dedicated tax sector detracted from the Fund’s performance relative to the benchmark during the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Rochester® Limited Term New York Municipal Fund and for sharing our long-term investment horizon.

[1]	Source: New York Department of Labor, January 20, 2022; Bureau of Labor Statistics, January 2023

[2]	Source: Bureau of Economic Analysis, US Department of Commerce, December 23, 2022

[3]	Source: New York State, Fiscal Year 2024 Budget

[4]	Source: Bloomberg LP

[5]	Source: Refinitiv TM3

[6]	Source: Lipper Inc.
[7]	Source: US Federal Reserve

[8]	Source: JP Morgan

[9]	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3	Invesco Rochester® Limited Term New York Municipal Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4	Invesco Rochester® Limited Term New York Municipal Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (9/18/91)	3.99%
10 Years	0.97
5 Years	2.50
1 Year	-6.67
Class C Shares
Inception (5/1/97)	3.20%
10 Years	0.63
5 Years	2.24
1 Year	-6.19
Class Y Shares
Inception (3/30/11)	2.51%
10 Years	1.48
5 Years	3.26
1 Year	-4.24
Class R6 Shares
10 Years	1.35%
5 Years	3.23
1 Year	-4.20

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Limited Term New York Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® Limited Term New York Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® Limited Term New York Municipal Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 2.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC)

for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5	Invesco Rochester® Limited Term New York Municipal Fund

Supplemental Information

Invesco Rochester® Limited Term New York Municipal Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond 2-17 Years Investment Grade Index seeks to measure the performance of investment-grade US municipals with maturities between two and 17 years.
∎

The S&P Municipal New York Investment Grade 4-7 Years Bond Index consists of bonds issued in the State of New York with maturities between four and seven years that are rated at least BBB- by S&P Global Ratings, Baa3 by Moody’s or BBB- by Fitch Ratings.

∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6	Invesco Rochester® Limited Term New York Municipal Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	83.20%

General Obligation Bonds	11.15

Pre-Refunded Bonds	5.65

Top Five Debt Holdings

		% of total net assets

1.	Children’s Trust Fund, Series 2002, RB	2.52%

2.	Puerto Rico (Commonwealth of), Series 2021 A-1, GO Bonds	1.86

3.	New York (City of), NY, Subseries 2013 D-3, GO Bonds	1.78

4.	New York (City of), NY, Series 2013 D, GO Bonds	1.55

5.	Erie Tobacco Asset Securitization Corp., Series 2005 A, RB	1.52

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7	Invesco Rochester® Limited Term New York Municipal Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–103.23%
New York–90.11%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2035	$745	$ 789,110
Series 2018 A, RB	5.00%	12/15/2036	780	821,600
Series 2018 A, RB	5.00%	12/15/2037	820	860,718
Series 2018 A, RB	5.00%	12/15/2038	500	524,501
Series 2018 B, RB(a)	5.00%	12/15/2030	240	255,221
Series 2018 B, RB(a)	5.00%	12/15/2031	300	318,809
Series 2018 B, RB(a)	5.00%	12/15/2032	320	339,780
Albany Capital Resource Corp. (Albany Law School of Union University);
Series 2017 A, Ref. RB	5.00%	07/01/2029	1,500	1,577,037
Series 2017 A, Ref. RB	5.00%	07/01/2031	1,520	1,593,745
Albany Capital Resource Corp. (Brighter Choice Elementary);
Series 2021, RB	3.25%	04/01/2023	345	344,144
Series 2021, Ref. RB	3.25%	04/01/2031	5,890	5,168,388
Albany Capital Resource Corp. (College of Siant Rose (The));
Series 2021, Ref. RB	4.00%	07/01/2025	1,025	972,230
Series 2021, Ref. RB	4.00%	07/01/2026	1,065	988,433
Series 2021, Ref. RB	4.00%	07/01/2027	1,105	1,002,868
Series 2021, Ref. RB	4.00%	07/01/2036	7,295	5,549,071
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2024	400	407,225
Series 2016 A, Ref. RB	5.00%	05/01/2025	300	309,285
Series 2016 A, Ref. RB	5.00%	05/01/2026	300	313,170
Allegany County Capital Resource Corp. (Houghton College); Series 2022 A, Ref. RB	5.00%	12/01/2037	1,525	1,551,365
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	5.00%	10/01/2027	655	669,336
Series 2018, Ref. RB	5.00%	10/01/2028	690	708,975
Series 2018, Ref. RB	5.00%	10/01/2029	730	749,616
Series 2018, Ref. RB	5.00%	10/01/2030	760	779,674
Series 2018, Ref. RB	5.00%	10/01/2031	805	824,302
Series 2018, Ref. RB	5.00%	10/01/2043	540	522,869
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2027	500	512,529
Series 2016, Ref. RB	5.25%	11/01/2028	1,000	1,024,332
Series 2016, Ref. RB	5.25%	11/01/2029	1,000	1,022,638
Series 2016, Ref. RB	5.25%	11/01/2030	650	663,396
Series 2016, Ref. RB	5.25%	11/01/2031	650	662,080
Broome County Local Development Corp. (Good Shepherd Village at Endwell); Series 2021, Ref. RB	4.00%	07/01/2031	1,350	1,208,506
Broome County Local Development Corp. (United Health Services Hospital);
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2038	1,500	1,443,850
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2040	2,900	2,731,871
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System, Inc.); Series 2015, RB	5.00%	07/01/2025	3,170	3,027,683
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2026	150	154,095
Series 2018, Ref. RB	5.00%	10/01/2027	150	155,673
Series 2018, Ref. RB	5.00%	10/01/2028	165	172,859
Series 2018, Ref. RB	5.00%	10/01/2029	175	183,758
Series 2018, Ref. RB	5.00%	10/01/2030	200	209,298
Series 2018, Ref. RB	5.00%	10/01/2031	200	209,008
Series 2018, Ref. RB	5.00%	10/01/2033	100	104,152
Build NYC Resource Corp. (Academic Leadership Charter School); Series 2021, RB	4.00%	06/15/2036	365	338,300
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	4.00%	06/01/2028	1,125	1,109,224
Series 2018, RB	5.00%	06/01/2033	1,190	1,229,517

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)

Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(a)(c)	5.25%	12/31/2033	$5,000	$ 4,588,188
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2036	125	124,876
Series 2019, RB	4.00%	07/01/2037	150	149,198
Series 2019, RB	4.00%	07/01/2038	150	147,870

Build NYC Resource Corp. (Consortium for Worker Education, Inc.); Series 2020, RB(c)	5.00%	12/01/2039	1,885	1,597,126
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2025	465	479,613
Series 2017, Ref. RB	5.00%	08/01/2028	600	638,292
Series 2017, Ref. RB	5.00%	08/01/2030	1,140	1,213,133
Series 2017, Ref. RB	3.00%	08/01/2031	1,000	938,698
Series 2017, Ref. RB	5.00%	08/01/2032	635	675,152

Build NYC Resource Corp. (New Dawn Charter Schools); Series 2019, RB(c)	5.00%	02/01/2033	1,110	1,076,206

Build NYC Resource Corp. (New York Law School); Series 2016, Ref. RB	5.00%	07/01/2036	1,010	1,016,487

Build NYC Resource Corp. (NY Preparatory Charter School); Series 2021 A, RB	4.00%	06/15/2031	325	305,045

Build NYC Resource Corp. (Richmond Prep Charter School); Series 2021 A, RB(c)	5.00%	06/01/2036	525	515,981

Build NYC Resource Corp. (Royal Charter Properties, Inc. - New York & Presbyterian Hospital

Leasehold); Series 2012, RB (INS - AGM)(b)	4.75%	12/15/2026	1,845	1,845,884

Build NYC Resource Corp. (Seton Education Partners-Brilla); Series 2021 A, RB(c)	4.00%	11/01/2031	1,270	1,173,915
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2016 A, Ref. RB	5.00%	05/01/2023	365	365,741
Series 2016 A, Ref. RB	5.00%	05/01/2024	380	385,580
Series 2016 A, Ref. RB	5.00%	05/01/2025	400	410,987
Series 2016 A, Ref. RB	5.00%	05/01/2026	415	432,568
Series 2016 A, Ref. RB	5.00%	05/01/2027	445	465,299
Series 2016 A, Ref. RB	5.00%	05/01/2028	465	487,889
Series 2016 A, Ref. RB	5.00%	05/01/2029	485	509,306

Dobbs Ferry Local Development Corp. (Mercy College); Series 2014, RB	5.00%	07/01/2039	2,125	2,156,739

Dutchess County Local Development Corp. (Culinary Institute); Series 2021, Ref. RB	5.00%	07/01/2032	325	347,305
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2016 B, RB	5.00%	07/01/2030	8,600	8,886,497
Series 2016 B, RB	5.00%	07/01/2035	1,185	1,207,491

Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	5.00%	07/01/2025	1,290	1,315,772

Dutchess County Local Development Corp. (Vassar College); Series 2020, Ref. RB	5.00%	07/01/2045	8,710	9,214,089
Elmira (City of), NY;
Series 2020, GO Bonds	5.00%	07/01/2026	815	836,182
Series 2020, GO Bonds	5.00%	07/01/2035	1,500	1,620,189
Erie (County of), NY Industrial Development Agency (The) (City of Buffalo School District);
Series 2013 A, RB	5.00%	05/01/2028	500	501,265
Series 2013, RB	5.00%	05/01/2026	7,365	7,384,240
Erie Tobacco Asset Securitization Corp.; Series 2005 A, RB	5.00%	06/01/2031	26,345	25,683,032
Essex County Capital Resource Corp. (North Country Community College Association, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2024	155	156,126
Series 2017, Ref. RB	5.00%	06/01/2026	175	177,451
Series 2017, Ref. RB	5.00%	06/01/2027	100	102,310
Series 2017, Ref. RB	5.00%	06/01/2028	100	102,449
Series 2017, Ref. RB	5.00%	06/01/2031	320	326,818
Series 2017, Ref. RB	5.00%	06/01/2035	255	257,828
Essex County Capital Resource Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2023	250	250,561
Series 2017, Ref. RB	5.00%	06/01/2024	255	258,005
Series 2017, Ref. RB	5.00%	06/01/2025	270	276,124
Franklin (County of), NY Solid Waste Management Authority;
Series 2012, RB	5.00%	06/01/2027	835	836,134
Series 2015 A, RB(a)	5.00%	06/01/2023	270	270,929
Series 2015 A, RB(a)	5.00%	06/01/2024	285	289,680
Series 2019, RB(a)	4.00%	06/01/2023	845	845,854
Series 2019, RB(a)	4.00%	06/01/2024	875	878,804

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Franklin County Civic Development Corp. (North Country Community College Foundation, Inc.);
Series 2017, Ref. RB	5.00%	06/01/2023	$185	$ 185,415
Series 2017, Ref. RB	5.00%	06/01/2024	195	197,298
Series 2017, Ref. RB	5.00%	06/01/2025	205	209,649
Genesee County Funding Corp. (The) (Rochester Regional Health Obligated Group);
Series 2022 A, Ref. RB	5.00%	12/01/2035	600	633,524
Series 2022 A, Ref. RB	5.00%	12/01/2039	2,070	2,109,248
Series 2022 A, Ref. RB	5.00%	12/01/2040	2,170	2,200,720

Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-1, RB (Acquired 06/26/2018; Cost $1,190,000)(c)(d)	4.75%	07/01/2028	1,190	1,135,677

Hempstead Town Local Development Corp. (Adelphi University); Series 2013, RB	5.00%	09/01/2043	5,000	5,014,248

Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(c)	6.15%	12/01/2029	2,470	2,501,409
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2034	1,800	1,824,814
Series 2017, Ref. RB	5.00%	07/01/2029	200	208,968
Series 2017, Ref. RB	5.00%	07/01/2030	170	177,091
Series 2017, Ref. RB	5.00%	07/01/2031	150	156,061
Series 2017, Ref. RB	5.00%	07/01/2032	275	285,582
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB	5.00%	02/15/2042	2,125	2,214,651
Series 2017 A, Ref. RB	4.00%	02/15/2044	4,000	3,740,366
Series 2017 A, Ref. RB (INS - AGM)(b)	4.00%	02/15/2047	6,000	5,533,303
Hudson Yards Infrastructure Corp. (Green Bonds);
Series 2021 A, Ref. RB	4.00%	02/15/2041	10,000	9,877,095
Series 2021 A, Ref. RB	4.00%	02/15/2042	6,500	6,382,093
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2034	1,000	1,018,303
Series 2014 A, Ref. RB	5.00%	09/01/2044	17,000	17,143,376
Series 2016 B, Ref. RB	5.00%	09/01/2034	6,635	6,960,264
Series 2018, RB	5.00%	09/01/2035	11,000	12,023,153
Series 2020 A, Ref. RB	4.00%	09/01/2039	1,650	1,660,676
Series 2020 A, Ref. RB	4.00%	09/01/2040	215	215,378
Series 2021 B, Ref. RB(e)	1.50%	09/01/2026	1,750	1,617,799
Metropolitan Transportation Authority;
Series 2008 B-1, Ref. RB	5.00%	11/15/2029	1,500	1,515,960
Series 2012 B, RB	4.25%	11/15/2039	340	319,916
Series 2013 B, RB	5.00%	11/15/2033	5,055	5,059,223
Series 2013 B, RB	5.00%	11/15/2038	5,000	4,985,698
Series 2013 E, RB	5.00%	11/15/2038	5,385	5,369,597

Metropolitan Transportation Authority (Green Bonds); Series 2017 B-2, RB	5.00%	11/15/2034	1,875	2,024,561

Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2026	350	360,962

Monroe County Industrial Development Corp. (Nazareth College of Rochester); Series 2017, Ref. RB	4.00%	10/01/2034	600	585,241
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2026	400	400,401
Series 2013 A, Ref. RB	5.00%	12/01/2027	345	345,359
Series 2013 A, Ref. RB	5.00%	12/01/2028	1,315	1,316,425
Series 2013 A, Ref. RB	5.00%	12/01/2037	1,100	1,100,560
Series 2013 A, Ref. RB	5.00%	12/01/2042	4,385	4,385,713
Series 2017, RB	5.00%	12/01/2029	1,000	1,044,064
Series 2017, RB	5.00%	12/01/2034	1,100	1,137,845
Series 2017, RB	5.00%	12/01/2035	1,055	1,084,959
Series 2017, RB	5.00%	12/01/2036	1,125	1,151,351
Monroe County Industrial Development Corp. (Rochester Regional Health);
Series 2020, Ref. RB	5.00%	12/01/2032	535	576,657
Series 2020, Ref. RB	5.00%	12/01/2033	1,815	1,950,027
Series 2020, Ref. RB	5.00%	12/01/2034	1,000	1,065,967

Monroe County Industrial Development Corp. (Rochester Schools Modernization); Series 2013, RB	5.00%	05/01/2028	1,000	1,002,646

Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	4.00%	01/01/2030	4,600	4,102,190

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2012 A, Ref. RB	5.00%	06/01/2023	$615	$ 615,709
Series 2014 A, RB	5.50%	06/01/2039	1,500	1,526,940
Nassau (County of), NY;
Series 2016 C, GO Bonds	5.00%	04/01/2029	3,160	3,314,184
Series 2017 B, GO Bonds	5.00%	04/01/2031	365	393,718
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2036	5,850	6,313,724
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2038	5,450	5,786,774
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2039	4,775	5,052,741
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2045	4,000	4,174,918
Series 2019 B, GO Bonds (INS - AGM)(b)	5.00%	04/01/2039	2,895	3,138,018
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2040	5,725	5,555,487
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2041	5,960	5,739,896
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2042	6,205	5,853,530
Series 2021 A, GO Bonds (INS - AGM)(b)	4.00%	04/01/2043	6,460	6,060,866
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group);
Series 2014, RB	5.00%	07/01/2030	1,500	1,531,062
Series 2014, RB	5.00%	07/01/2032	660	672,976

Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	4.70%	12/01/2028	1,320	1,145,334

Nassau County Tobacco Settlement Corp.; Series 2006 A-2, RB	5.25%	06/01/2026	1,808	1,775,758

New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-1, RB(c)	4.20%	08/01/2028	2,690	2,286,818
New Rochelle (City of), NY (Iona College);
Series 2015 A, Ref. RB	5.00%	07/01/2025	325	334,262
Series 2015 A, Ref. RB	5.00%	07/01/2029	1,100	1,138,210
New York & New Jersey (States of) Port Authority;
One Hudred Eighty Four Series 2014, RB	5.00%	09/01/2039	2,500	2,537,013
One Hundred Eighty Third Series 2014, RB	5.00%	12/15/2026	850	869,061
One Hundred Eighty Third Series 2014, RB	4.00%	12/15/2040	10,000	9,719,683
One Ninety Third Series 2015, Ref. RB(a)	5.00%	10/15/2033	5,000	5,099,836
One Seventy Eighth Series 2013, RB(a)	5.00%	12/01/2031	10,000	10,079,156
Series 2012, RB	5.00%	07/15/2030	1,250	1,251,862
Series 2012, RB	4.50%	07/15/2031	220	220,276
Series 2012, RB	4.50%	07/15/2036	1,500	1,501,228
Series 2012, RB	4.00%	07/15/2037	1,000	993,221
Series 2012, RB	4.00%	07/15/2038	200	196,595
Series 2013 178, RB(a)	5.00%	12/01/2032	10,000	10,077,684
Series 2013 178, RB(a)	5.00%	12/01/2033	5,000	5,038,106
Series 2013 178, RB(a)	5.00%	12/01/2038	4,890	4,907,197
Series 2013 179, RB	5.00%	12/01/2027	275	278,661
Series 2014 185, RB(a)	5.00%	09/01/2026	12,500	12,750,731
Series 2014 186, Ref. RB(a)	5.00%	10/15/2031	3,775	3,833,505
Series 2015, Ref. RB(a)	5.00%	10/15/2034	2,305	2,344,727
Series 2016, Ref. RB(a)	5.00%	04/01/2036	10,230	10,400,333
Series 2018 207, Ref. RB(a)	5.00%	09/15/2030	3,385	3,601,419
Series 2018 207, Ref. RB(a)	5.00%	09/15/2032	1,555	1,649,667
Series 2019 217, RB	4.00%	11/01/2039	3,750	3,663,343
Series 2019 218, RB(a)	5.00%	11/01/2039	9,000	9,481,747
Two Hundred Second Series 2017, Ref. RB(a)	5.00%	04/15/2037	12,235	12,658,709
Two Hundred Sixth Series 2017, Ref. RB(a)	5.00%	11/15/2042	5,000	5,119,701

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2027	$45	$ 45,995
Series 1996 J, GO Bonds	5.50%	02/15/2026	5	5,010
Series 1996 J, GO Bonds (INS - FGIC)(b)	5.50%	02/15/2026	10	10,021
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,019
Series 2002 D, GO Bonds	5.50%	06/01/2028	5	5,009
Series 2005 O, GO Bonds	5.00%	06/01/2023	5	5,007
Series 2012 B, GO Bonds	5.00%	08/01/2024	500	500,750
Series 2012 B, GO Bonds	5.00%	08/01/2025	325	325,527
Series 2012 I, GO Bonds(e)(f)	5.00%	04/13/2023	1,055	1,057,091
Series 2012 I, GO Bonds	5.00%	08/01/2023	3,120	3,124,592
Series 2013 D, GO Bonds(e)(f)	5.00%	04/13/2023	5,000	5,009,910
Series 2013 D, GO Bonds(e)(f)	5.00%	04/13/2023	26,090	26,141,710
Series 2013 E, GO Bonds(e)(f)	5.00%	04/13/2023	13,000	13,025,766
Series 2013 E, GO Bonds(e)(f)	5.00%	04/13/2023	18,760	18,797,182
Series 2016 B-1, GO Bonds	5.00%	12/01/2041	7,775	8,060,751
Subseries 2013 A-1, GO Bonds	5.00%	08/01/2029	6,455	6,496,414
Subseries 2013 A-1, GO Bonds	5.25%	08/01/2030	250	251,879
Subseries 2013 A-1, GO Bonds	5.00%	08/01/2037	15,240	15,320,822
Subseries 2013 D-3, GO Bonds	5.00%	08/01/2038	30,000	30,138,120
New York (City of), NY Educational Construction Fund;
Series 2021 A, Ref. RB	4.00%	04/01/2039	6,560	6,472,680
Series 2021 A, Ref. RB	4.00%	04/01/2040	6,825	6,704,245
Series 2021 A, Ref. RB	4.00%	04/01/2041	7,095	6,962,839
New York (City of), NY Industrial Development Agency (Yankee Stadium);
Series 2006, RB (CPI Rate + 0.85%)(g)	7.26%	03/01/2023	6,550	6,550,000
Series 2006, RB (CPI Rate + 0.86%) (INS - NATL)(b)(g)	7.27%	03/01/2024	195	197,515
Series 2006, RB (CPI Rate + 0.87%) (INS - FGIC)(b)(g)	7.28%	03/01/2025	200	201,460
Series 2006, RB (CPI Rate + 0.88%) (INS - FGIC)(b)(g)	7.29%	03/01/2026	985	998,795
Series 2006, RB (CPI Rate + 0.89%) (INS - FGIC)(b)(g)	7.30%	03/01/2027	1,000	1,020,587
Series 2020, Ref. RB (INS - AGM)(b)	4.00%	03/01/2045	7,930	7,379,877
New York (City of), NY Municipal Water Finance Authority;
Series 2013 DD, RB	5.00%	06/15/2034	11,225	11,268,865
Series 2013 DD, RB	5.00%	06/15/2038	12,000	12,043,446
Series 2013 EE, RB	5.00%	06/15/2035	90	90,334
Series 2015 FF, Ref. RB	5.00%	06/15/2039	10,950	11,276,557
Series 2018 DD-2, Ref. RB	5.00%	06/15/2040	4,000	4,268,386
Series 2019 CC-1, RB	4.00%	06/15/2040	7,150	7,048,344
Series 2019 DD, RB	5.00%	06/15/2025	225	228,097
Series 2020 AA-2, RB	4.00%	06/15/2043	2,330	2,271,747
Series 2020 EE, Ref. RB	4.00%	06/15/2042	6,585	6,446,809
Subseries 2019 FF-2, Ref. RB	4.00%	06/15/2037	12,245	12,280,016
New York (City of), NY Transitional Finance Authority;
Series 2013 I, RB(e)(f)	5.00%	05/01/2023	18,575	18,629,698
Series 2013 I, RB(e)(f)	5.00%	05/01/2023	500	501,472
Series 2014 D1, RB	5.00%	02/01/2036	10,000	10,137,256
Series 2014 D1, RB	5.00%	02/01/2038	10,000	10,118,332
Series 2014 D1, RB	5.00%	02/01/2040	18,300	18,501,737
Series 2014, RB	5.00%	02/01/2033	1,000	1,015,171
Series 2015 S, RB	5.00%	07/15/2040	15,815	16,203,023
Series 2015 S-1, RB	5.00%	07/15/2040	7,185	7,316,188
Series 2016 A-1, RB	5.00%	05/01/2037	3,085	3,224,058
Series 2017 A-E-1, RB	5.00%	02/01/2038	7,980	8,404,904
Series 2017 F-1, RB	5.00%	05/01/2042	21,840	22,900,419
Series 2018 C-2, RB	5.00%	05/01/2038	5,000	5,338,949
Series 2018 S-1, RB	5.00%	07/15/2043	8,465	8,939,638
Series 2018 S-3, RB	5.00%	07/15/2037	2,450	2,643,010
Series 2019, RB	4.00%	11/01/2040	11,590	11,394,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Subseries 2013 F-1, RB(e)(f)	5.00%	03/30/2023	$1,775	$ 1,777,468
Subseries 2016 E-1, RB	5.00%	02/01/2037	3,905	4,064,681
Subseries 2018 A-1, RB	5.00%	08/01/2037	1,655	1,786,156
Subseries 2018 A-1, RB	5.00%	08/01/2038	10,000	10,707,887
Subseries 2018 A-1, RB	5.00%	08/01/2040	1,760	1,874,347
Subseries 2018 S-3, Ref. RB	5.00%	07/15/2036	15,000	16,247,595

New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,013,319

New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts); Series 2020 A, Ref. RB	4.00%	12/01/2035	300	303,907
New York (State of) Dormitory Authority;
Series 2012 F, RB (INS - AGM)(b)	5.00%	10/01/2025	110	110,150
Series 2012 F, RB (INS - AGM)(b)	5.00%	10/01/2027	35	35,046
Series 2012 F, RB (INS - AGM)(b)	5.00%	10/01/2028	5	5,007
Series 2012 G, RB(e)(f)	5.00%	04/01/2023	315	315,441
Series 2012, RB	5.00%	10/01/2026	140	140,186
Series 2012, RB	5.00%	10/01/2026	120	120,132
Series 2012, RB	5.00%	10/01/2027	65	65,071
Series 2012, RB	5.00%	10/01/2028	50	50,054
Series 2013, RB	5.75%	07/01/2043	7,055	7,088,458
Series 2014 E, Ref. RB (INS - AGM)(b)	5.00%	10/01/2034	1,000	1,026,361
Series 2015 A-1, Ref. RB(c)	4.80%	12/01/2023	445	435,526
Series 2015 B-C, RB	5.00%	03/15/2036	12,045	12,536,743
Series 2015 B-C, RB	5.00%	03/15/2039	5,000	5,179,457
Series 2015 B-C, RB	5.00%	03/15/2040	12,640	13,078,133
Series 2015 B-C, RB	5.00%	03/15/2041	10,520	10,871,738
Series 2015, Ref. RB(c)	5.00%	12/01/2029	1,000	1,004,615
Series 2016, Ref. RB(c)	5.00%	12/01/2026	4,910	4,890,553
Series 2018 A, RB	5.00%	07/01/2040	4,250	4,554,080
Series 2018 E, Ref. RB	5.00%	03/15/2037	8,000	8,661,111
Series 2018 E, Ref. RB	5.00%	03/15/2039	10,000	10,731,293
Series 2018 E, Ref. RB	5.00%	03/15/2040	5,000	5,349,657
Series 2020 A, Ref. RB	4.00%	03/15/2043	11,750	11,304,535
Series 2020 D, Ref. RB	4.00%	02/15/2038	2,000	1,993,145
Series 2020 D, Ref. RB	4.00%	02/15/2039	4,415	4,371,897

New York (State of) Dormitory Authority (Bidding Group 1); Series 2018 C, Ref. RB	5.00%	03/15/2036	2,000	2,162,069

New York (State of) Dormitory Authority (Bidding Group 3); Series 2018 A, RB	5.00%	03/15/2038	3,500	3,748,683

New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - Jawonio, Inc.); Series 2017 A, RB(c)	4.63%	12/01/2027	1,030	899,411
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Program - United Cerebral Palsy Associations of New York State, Inc.);

Series 2017 A-1, RB(c)	4.88%	09/01/2027	2,710	2,401,277
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $1,370,000)(c)(d)	4.63%	10/01/2027	1,370	1,246,936

New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai); Series 2015 A, Ref. RB	5.00%	07/01/2035	2,395	2,446,087
New York (State of) Dormitory Authority (Maimonides Medical Center);
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2038	300	303,497
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2039	400	401,536
Series 2020, RB (CEP - Federal Housing Administration)	4.00%	02/01/2040	400	398,754

New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer); Series 2017, Ref. RB	5.00%	07/01/2042	4,825	5,028,705
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2025	1,035	1,048,157
Series 2018 A, Ref. RB	5.00%	08/01/2027	1,000	1,024,570
Series 2018 A, Ref. RB	5.00%	08/01/2028	1,000	1,028,643
Series 2018 A, Ref. RB	5.00%	08/01/2029	1,000	1,026,996
Series 2018 A, Ref. RB	5.00%	08/01/2033	4,275	4,364,613

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (New School (The));
Series 2016 A, Ref. RB	5.00%	07/01/2029	$1,000	$ 1,052,403
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,800	1,892,524
Series 2022 A, Ref. RB	5.00%	07/01/2037	710	768,254
Series 2022 A, Ref. RB	5.00%	07/01/2038	1,150	1,230,380
Series 2022 A, Ref. RB	5.00%	07/01/2039	750	792,691
Series 2022 A, Ref. RB	5.00%	07/01/2040	1,000	1,051,287

New York (State of) Dormitory Authority (New York University); Series 2017 A, Ref. RB	5.00%	07/01/2043	260	278,299

New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2015, Ref. RB	5.00%	07/01/2028	140	143,464
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2017, Ref. RB(c)	5.00%	12/01/2023	2,800	2,803,926
Series 2017, Ref. RB(c)	5.00%	12/01/2025	1,300	1,304,998
Series 2017, Ref. RB(c)	5.00%	12/01/2026	1,500	1,508,341
Series 2017, Ref. RB(c)	5.00%	12/01/2027	1,300	1,308,790
Series 2017, Ref. RB(c)	5.00%	12/01/2036	1,300	1,267,808
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	4,000	3,718,716
Series 2019 A, RB	5.00%	07/01/2049	5,000	5,285,060
New York (State of) Dormitory Authority (Rockefeller University);
Series 2022 A, Ref. RB	5.00%	07/01/2036	1,250	1,414,869
Series 2022 A, Ref. RB	5.00%	07/01/2037	800	897,498
New York (State of) Dormitory Authority (School Districts Revenue Bond Financing Program);
Series 2013 A, RB (INS - AGM)(b)	5.00%	10/01/2026	2,740	2,768,163
Series 2013 A, RB (INS - AGM)(b)	5.00%	10/01/2027	2,485	2,510,542
Series 2013 C, RB	5.00%	10/01/2026	1,665	1,682,018
Series 2013 C, RB	5.00%	10/01/2027	1,885	1,904,266
Series 2013 E, RB (INS - AGM)(b)	5.00%	10/01/2026	3,190	3,222,788

New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB	5.00%	07/01/2037	4,245	4,355,472
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	5.00%	07/01/2023	60	60,171
Series 2021, RB	5.00%	07/01/2024	100	101,163
Series 2021, RB	5.00%	07/01/2025	90	91,959
Series 2021, RB	5.00%	07/01/2026	100	103,289
Series 2021, RB	5.00%	07/01/2027	120	124,923
Series 2021, RB	5.00%	07/01/2028	75	78,805
Series 2021, RB	5.00%	07/01/2029	100	105,916
Series 2021, RB	5.00%	07/01/2030	75	79,959
Series 2021, RB	4.00%	07/01/2035	200	190,982
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities);
Series 2018 A, RB	5.00%	07/01/2036	3,060	3,299,465
Series 2018 A, RB	5.00%	07/01/2038	1,850	1,974,462
New York (State of) Dormitory Authority (Wagner College);
Series 2022, Ref. RB	5.00%	07/01/2034	1,330	1,395,405
Series 2022, Ref. RB	5.00%	07/01/2036	735	756,363

New York (State of) Housing Finance Agency; Series 2020 C, RB (CEP - Federal Housing Administration)	4.10%	11/01/2041	8,950	8,492,855

New York (State of) Housing Finance Agency (Division Street); Series 2006 A, RB(a)	5.00%	02/15/2026	150	150,159

New York (State of) Housing Finance Agency (Secured Mortgage Program); Series 2001 A, RB(a)	5.60%	08/15/2033	1,145	1,146,742
New York (State of) Housing Finance Agency (Sustainability Bonds);
Series 2019, RB	1.63%	05/01/2023	1,040	1,036,703
Series 2021 D-2, RB(e)	0.65%	11/01/2025	4,000	3,639,115

New York (State of) Housing Finance Agency (Tri-Senior Development Housing); Series 2007 A, RB (LOC - Fannie Mae)(a)(h)	5.10%	11/15/2023	290	294,604

New York (State of) Power Authority (Green Transmission); Series 2022, RB (INS - AGM)(b)	4.00%	11/15/2042	5,000	4,758,036
New York (State of) Thruway Authority;
Series 2016 A, RB	5.00%	01/01/2041	5,455	5,594,460
Series 2018 L, Ref. RB	5.00%	01/01/2035	3,995	4,332,933
Series 2022, RB(i)(j)	4.00%	03/15/2043	24,500	23,539,262

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Utility Debt Securitization Authority;
Series 2013 TE, RB	5.00%	12/15/2026	$2,500	$ 2,531,875
Series 2013 TE, RB	5.00%	12/15/2029	1,500	1,519,826
Series 2015, Ref. RB	5.00%	12/15/2032	15,000	15,705,469
Series 2015, Ref. RB	5.00%	12/15/2036	5,230	5,441,947
Series 2017, RB	5.00%	12/15/2040	13,260	14,264,810
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	5.00%	02/15/2038	690	748,795
Series 2021 A, Ref. RB	5.00%	02/15/2040	1,615	1,726,854
New York City Housing Development Corp.;
Series 1999 E, RB	6.25%	05/01/2036	35	35,075
Series 2013 L-2-A, RB	3.60%	11/01/2033	2,445	2,403,822
Series 2014 E, RB	3.40%	11/01/2029	685	681,791

New York City Housing Development Corp. (Ocean Gate Development); Series 2007 B, RB(a)	5.35%	06/01/2025	1,095	1,100,213

New York City Housing Development Corp. (Sustainable development Bonds); Series 2022 F-2A, RB(e)	3.40%	12/22/2026	7,500	7,378,960
New York City Housing Development Corp. (Sustainable Neighborhood);
Series 2017 E, RB	3.05%	11/01/2032	2,000	1,856,981
Series 2018 L, RB(e)	2.75%	12/29/2023	1,885	1,872,993

New York Convention Center Development Corp. (Hotel Unit Fee Secured); Series 2015, Ref. RB	5.00%	11/15/2040	16,005	16,362,707
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	1,580	1,580,752
Series 2000 A, RB	6.63%	06/01/2042	3,295	3,296,346
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	25	25,499
Series 2001, RB	5.75%	06/01/2043	135	137,698
New York Counties Tobacco Trust IV;
Series 2005 A, RB	4.75%	06/01/2026	1,465	1,443,706
Series 2010 A, RB(c)	6.25%	06/01/2041	5,005	5,006,855
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	5.63%	06/01/2035	370	380,690
Series 2016 A, Ref. RB	6.75%	06/01/2035	7,085	7,173,576
Series 2016 A, Ref. RB	6.45%	06/01/2040	830	850,127
Series 2016 A, Ref. RB	6.00%	06/01/2043	8,065	8,198,361
Series 2016 A-1, Ref. RB	5.75%	06/01/2043	2,095	2,169,096

New York Liberty Development Corp.; Series 2021 1, Ref. RB	4.00%	02/15/2043	5,000	4,671,283

New York Liberty Development Corp. (Green Bonds) (4 World Trade Center); Series 2021 A, Ref. RB	1.90%	11/15/2031	2,500	1,995,184
New York State Environmental Facilities Corp.;
Series 2004, RB	4.50%	06/15/2024	100	100,110
Series 2012 B, RB	5.00%	08/15/2024	2,355	2,358,558
Series 2013 A, RB	5.00%	06/15/2031	745	748,769
Series 2014, RB	5.00%	11/15/2031	5,000	5,111,031

New York State Environmental Facilities Corp. (Green Bonds); Series 2020, Ref. RB	4.00%	10/15/2045	4,100	3,976,328
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority Projects - 2nd Resolution Bonds);
Series 2004 C, RB	4.50%	06/15/2030	15	15,021
Series 2017 E, RB	5.00%	06/15/2042	12,375	13,224,690
Series 2018 B, RB	5.00%	06/15/2038	2,755	2,992,800

New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority); Series 2013 A, RB	5.00%	06/15/2027	5,060	5,085,596

New York State Environmental Facilities Corp. (State Clean Water & Drinking Water); Series 2021, RB	4.00%	06/15/2039	8,000	7,977,085
New York State Urban Development Corp.;
Series 2013 A-1, RB(e)(f)	5.00%	03/15/2023	890	890,590
Series 2013 A-1, RB	5.00%	03/15/2028	250	250,280
Series 2013 C, RB	5.00%	03/15/2032	2,350	2,353,423
Series 2020 A, RB	4.00%	03/15/2040	1,695	1,659,001
Series 2020 C, Ref. RB	4.00%	03/15/2037	8,500	8,515,376

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York State Urban Development Corp. (Bidding Group 3);
Series 2021, Ref. RB	4.00%	03/15/2043	$5,000	$ 4,830,037
Series 2021, Ref. RB	4.00%	03/15/2044	5,000	4,799,885
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	14,785	14,791,464
Series 2016, Ref. RB(a)	5.00%	08/01/2031	2,500	2,502,291
Series 2021, Ref. RB(a)	2.25%	08/01/2026	3,255	3,033,798
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2034	4,250	4,298,676
Series 2018, RB(a)	5.00%	01/01/2034	3,370	3,466,504
Series 2020, RB(a)	5.00%	10/01/2035	5,000	5,133,032
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB(a)	5.00%	07/01/2030	1,000	1,013,018
Series 2016 A, RB(a)	4.00%	07/01/2033	4,000	3,886,641
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(a)	5.00%	12/01/2034	900	952,606
Series 2020 A, Ref. RB(a)	5.00%	12/01/2036	900	933,010
Series 2020 A, Ref. RB(a)	4.00%	12/01/2038	1,000	916,334
Series 2020, Ref. RB	5.00%	12/01/2031	1,100	1,208,591
Series 2020, Ref. RB	5.00%	12/01/2035	1,000	1,070,006
Series 2020, Ref. RB	5.00%	12/01/2037	1,000	1,057,414
Series 2022, RB(a)	5.00%	12/01/2039	10,000	10,307,703

Newburgh (City of), NY Industrial Development Agency (Bourne & Kenney Redevelopment Co. LLC); Series 1999 A, RB(a)	5.75%	02/01/2032	2,110	2,117,320
Niagara Falls (City of), NY;
Series 2016, Ref. GO Bonds (INS - BAM)(b)	5.00%	05/15/2028	750	792,920
Series 2016, Ref. GO Bonds (INS - BAM)(b)	5.00%	05/15/2029	850	897,048
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2014, Ref. RB(a)	5.00%	04/01/2026	1,000	1,010,549
Series 2019, Ref. RB(a)	5.00%	04/01/2023	1,500	1,501,360
Series 2019, Ref. RB(a)	5.00%	04/01/2024	3,285	3,326,480
Series 2019, Ref. RB(a)	5.00%	04/01/2031	700	746,410
Series 2019, Ref. RB(a)	5.00%	04/01/2033	725	771,510

Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	4.00%	05/15/2029	2,035	2,004,141
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2034	1,000	998,056
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2035	1,000	981,170
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2036	1,250	1,195,081
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2037	1,000	948,967
Oneida County Local Development Corp. (Utica College);
Series 2019, Ref. RB	5.00%	07/01/2024	170	170,948
Series 2019, Ref. RB	5.00%	07/01/2025	355	357,848
Series 2019, Ref. RB	5.00%	07/01/2026	755	765,460
Onondaga (County of), NY Resource Recovery Agency;
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2029	780	836,281
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2030	275	294,558
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2031	350	374,776
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2032	455	486,693
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2033	475	507,822
Series 2019, RB (INS - AGM)(a)(b)	5.00%	05/01/2034	500	533,938
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2027	450	468,305
Series 2017, Ref. RB	5.00%	05/01/2028	600	623,939
Series 2017, Ref. RB	5.00%	05/01/2029	450	468,305
Series 2017, Ref. RB	5.00%	05/01/2030	835	867,016
Series 2017, Ref. RB	5.00%	05/01/2032	600	616,974

Onondaga Civic Development Corp.; Series 2015, Ref. RB	5.00%	10/01/2025	115	115,188

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Onondaga Civic Development Corp. (Le Moyne College);
Series 2021, RB	4.00%	07/01/2038	$150	$ 139,847
Series 2021, RB	4.00%	07/01/2041	220	198,262
Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2023	700	695,050
Series 2015 A, Ref. RB	5.00%	10/01/2024	660	647,440

Poughkeepsie (City of), NY; Series 2019, Ref. GO Bonds	5.00%	06/01/2031	600	625,264

Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2028	295	285,495

Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(a)(h)	5.38%	12/01/2025	655	655,877
Rockland (County of), NY Solid Waste Management Authority (Green Bonds);
Series 2021 A, RB(a)	5.00%	12/15/2029	675	741,778
Series 2021 A, RB(a)	5.00%	12/15/2030	585	648,584
Series 2021 A, RB(a)	5.00%	12/15/2031	235	263,297
Series 2021 A, RB(a)	5.00%	12/15/2032	750	832,099
Series 2021 A, RB(a)	5.00%	12/15/2033	750	836,790

Rockland Tobacco Asset Securitization Corp.; Series 2001, RB	5.63%	08/15/2035	45	45,744

Saratoga County Capital Resource Corp. (Skidmore College); Series 2014 B, Ref. RB	5.00%	07/01/2024	195	199,097

Schenectady County Capital Resource Corp. (Union College); Series 2017, Ref. RB	5.00%	01/01/2040	1,000	1,037,822
Spring Valley (Village of), NY;
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2023	335	335,447
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2024	350	350,869
Series 2005, GO Bonds (INS - NATL)(a)(b)	5.00%	05/01/2025	365	365,577
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2017, Ref. RB	5.00%	09/01/2028	500	527,499
Series 2017, Ref. RB	5.00%	09/01/2031	690	726,535
Series 2021, Ref. RB	5.00%	09/01/2030	125	135,551
Series 2021, Ref. RB	5.00%	09/01/2032	120	129,974
Series 2021, Ref. RB	5.00%	09/01/2034	210	225,448
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2012, RB	5.00%	07/01/2043	8,870	8,881,449
Series 2016 A, Ref. RB	5.00%	07/01/2028	300	316,680
Series 2016 A, Ref. RB	5.00%	07/01/2030	785	828,469
Series 2016 A, Ref. RB	5.00%	07/01/2031	450	474,303
Suffern (Village of), NY;
Series 2016, GO Bonds	5.00%	03/15/2023	310	310,200
Series 2016, GO Bonds	5.00%	03/15/2026	475	475,750

Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(c)	6.75%	06/01/2027	305	273,436
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-1, RB(c)	4.85%	11/01/2031	12,075	11,335,912
Series 2016 B-1, RB(c)	4.85%	11/01/2031	1,735	1,628,804
Series 2016 C-1, RB(c)	4.85%	11/01/2031	1,690	1,586,558
Series 2016 D-1, RB(c)	4.85%	11/01/2031	1,110	1,042,059
Triborough Bridge & Tunnel Authority;
Series 2012 A, RB(e)(f)	5.00%	03/16/2023	800	800,539
Series 2012 B, Ref. RB(e)(f)	5.00%	03/16/2023	275	275,185
Series 2012 B, Ref. RB	5.00%	11/15/2023	225	225,152
Series 2012 B, Ref. RB	5.00%	11/15/2024	1,000	1,000,674
Series 2013 A, Ref. RB(e)(f)	4.00%	05/15/2023	400	400,621
Series 2013 A, Ref. RB(e)(f)	5.00%	05/15/2023	1,000	1,003,549
Series 2013 B, Ref. RB	5.00%	11/15/2027	670	677,927
Series 2013 B, Ref. RB	5.00%	11/15/2030	3,000	3,035,495
Series 2013 C, RB(e)(f)	5.00%	05/15/2023	10,000	10,035,487
Series 2014 A, RB	5.00%	11/15/2039	20,135	20,424,610
Series 2014 A, RB	5.00%	11/15/2044	10,000	10,129,702
Series 2017 B, Ref. RB	5.00%	11/15/2036	11,110	11,840,435
Series 2021 C-1A, RB	5.00%	05/15/2040	4,000	4,403,909
Series 2021 C-1A, RB	5.00%	05/15/2041	2,000	2,189,161

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2021 C-1A, RB	4.00%	05/15/2042	$5,000	$ 4,736,717
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2018 C, Ref. RB	5.00%	11/15/2038	5,000	5,389,636
Series 2022 A, Ref. RB	4.00%	05/15/2040	1,500	1,444,664
Series 2022 A, Ref. RB	4.00%	05/15/2041	1,500	1,433,058
Series 2022 A, Ref. RB	4.00%	05/15/2042	1,620	1,534,696
Series 2022 A, Ref. RB	5.00%	05/15/2043	1,500	1,634,505
Series 2022 A, Ref. RB	5.00%	05/15/2044	3,000	3,257,622
Series 2022, RB	5.00%	05/15/2026	9,500	10,070,462
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute);
Series 2020, Ref. RB	5.00%	09/01/2025	1,150	1,184,951
Series 2020, Ref. RB	5.00%	09/01/2036	5,000	5,301,469
Series 2020, Ref. RB	5.00%	09/01/2039	7,500	7,831,597
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	3,130	2,903,779
Series 2017 A, Ref. RB	5.00%	06/01/2030	5,000	5,241,523
Series 2017 A, Ref. RB	5.00%	06/01/2031	5,000	5,236,780
Series 2017 A, Ref. RB	5.00%	06/01/2032	5,000	5,229,008
Series 2017 A, Ref. RB	5.00%	06/01/2033	5,000	5,216,573

Westchester County Local Development Corp.; Series 2021, Ref. RB(c)	2.88%	07/01/2026	10,000	9,547,889

Westchester County Local Development Corp. (Kendal on Hudson); Series 2022, Ref. RB	5.00%	01/01/2027	325	331,553

Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(c)	3.00%	12/01/2026	1,055	958,048

White Plains Housing Development Corp. (Battle Hill Houses, Section 8 Assisted); Series 1996 A, Ref. RB (CEP - Federal Housing Administration)	6.65%	02/01/2025	20	20,323

Yonkers (City of), NY Industrial Development Agency (Monastery Manor Associates, L.P.); Series 2005, RB(a)	5.00%	04/01/2025	915	915,859

Yonkers Economic Development Corp. (Lamartine/Warburton LLC - Charter School of Educational Excellence); Series 2019 A, RB	4.00%	10/15/2029	200	186,907

				1,524,322,301

Puerto Rico–12.01%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	860	860,287
Series 2002, RB	5.50%	05/15/2039	42,695	42,697,510

Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	6.50%	08/01/2028	105,030	2,757,037

PRCCDA Custodial Trust; Series A	2.18%	03/15/2049	123	55,284

PRHTA Custodial Trust; Series 2022, RB(k)	5.25%	12/06/2049	42	13,939
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(l)	0.00%	07/01/2024	10,467	9,823,800
Series 2021 A, GO Bonds(l)	0.00%	07/01/2033	941	536,409
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	31,287	31,377,433
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	19,085	19,377,274
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	2,539	2,623,232
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	794	828,742
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	771	812,049
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	1,524	1,365,208
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	658	575,970
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	564	482,655
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	767	633,863
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	0	4
Subseries 2022, RN(l)	0.00%	11/01/2043	4,286	1,848,177
Subseries 2022, RN(l)	0.00%	11/01/2051	546	187,112
Subseries 2022, RN(l)	0.00%	11/01/2051	15,917	6,963,906
Subseries 2022, RN(l)	0.00%	11/01/2051	6,882	903,265
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2020 A, Ref. RB(c)	5.00%	07/01/2025	5,000	5,085,415
Series 2021 B, RB(c)	5.00%	07/01/2024	6,250	6,316,110

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18	Invesco Rochester® Limited Term New York Municipal Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2004 PP, Ref. RB (INS - NATL)(b)	5.00%	07/01/2024	$500	$ 500,472
Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	280	280,264
Series 2005 SS, Ref. RB (INS - NATL)(b)	5.00%	07/01/2023	830	829,999
Series 2008 WW, RB(m)	5.25%	07/01/2025	5,000	3,481,250
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	2,505	2,323,307
Series 2022 B, RB(l)	0.00%	07/01/2032	1,628	1,017,409
Series 2022 C, RB(n)	5.00%	07/01/2053	2,785	1,545,924

Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(a)	6.63%	06/01/2026	18,370	18,657,015
Puerto Rico (Commonwealth of) Municipal Finance Agency;
Series 2002 A, RB (INS - AGM)(b)	5.00%	08/01/2027	455	458,075
Series 2005 A, RB	5.25%	08/01/2024	10,000	10,001,861
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(l)	0.00%	07/01/2024	170	160,262
Series 2018 A-1, RB(l)	0.00%	07/01/2027	5,930	4,860,929
Series 2018 A-1, RB(l)	0.00%	07/01/2031	10,000	6,664,993
Series 2018 A-1, RB(l)	0.00%	07/01/2033	665	397,252
Series 2018 A-1, RB	4.50%	07/01/2034	487	482,885
Series 2018 A-1, RB	4.55%	07/01/2040	246	229,732
Series 2018 A-1, RB(l)	0.00%	07/01/2046	1	256
Series 2018 A-1, RB(l)	0.00%	07/01/2051	1	189
Series 2018 A-1, RB	4.75%	07/01/2053	1,809	1,621,555
Series 2018 A-1, RB	5.00%	07/01/2058	2,074	1,924,257
Series 2019 A-2, RB	4.33%	07/01/2040	2,504	2,275,390
Series 2019 A-2, RB	4.54%	07/01/2053	75	64,859
Series 2019 A-2, RB	4.78%	07/01/2058	1,004	897,439
Series 2019 A-2B, RB	4.55%	07/01/2040	672	627,562
University of Puerto Rico;
Series 2006 Q, RB	5.00%	06/01/2023	7,410	7,397,078
Series 2006 Q, RB	5.00%	06/01/2030	300	291,452

				203,116,347

Virgin Islands–0.71%

Tobacco Settlement Financing Corp.; Series 2001, RB	5.00%	05/15/2031	220	220,233

Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note) (Garvee); Series 2015, RB(c)	5.00%	09/01/2033	1,500	1,530,558
Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note);
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2023	3,380	3,417,318
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2024	850	859,456
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2025	3,760	3,802,246
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2026	1,715	1,734,458
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2027	50	50,572
Series 2006, RB (INS - NATL)(b)	5.00%	10/01/2028	280	283,222

Virgin Islands (Government of) Water & Power Authority (Electric System); Series 2003, RB (INS - AMBAC)(b)	4.50%	07/01/2028	125	125,182

				12,023,245

Northern Mariana Islands–0.24%

Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds(c)	5.00%	06/01/2030	4,455	4,038,062

Guam–0.16%

Guam (Territory of); Series 2021 F, Ref. RB	4.00%	01/01/2036	2,840	2,728,278

Total Municipal Obligations (Cost $1,802,845,339)				1,746,228,233

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19	Invesco Rochester® Limited Term New York Municipal Fund

	Shares	Value

Common Stocks & Other Equity Interests–0.01%
New York–0.01%
CMS Liquidating Trust; (Cost $2,185,523)(k)(o)	2,137	$106,850

TOTAL INVESTMENTS IN SECURITIES(p)–103.24% (Cost $1,805,030,862)		1,746,335,083

FLOATING RATE NOTE OBLIGATIONS–(1.09)%
Note with an interest and fee rate of 2.22% at 02/28/2023 and a contractual maturity of collateral of 03/15/2043 (See Note 1J)(q)		(18,375,000)

BORROWINGS–(3.49)%		(59,100,000)

OTHER ASSETS LESS LIABILITIES–1.34%		22,747,709

NET ASSETS–100.00%		$1,691,607,792

Investment Abbreviations:

AGM	– Assured Guaranty Municipal Corp.
AMBAC	– American Municipal Bond Assurance Corp.
BAM	– Build America Mutual Assurance Co.
CEP	– Credit Enhancement Provider
CPI	– Consumer Price Index
FGIC	– Financial Guaranty Insurance Company
GO	– General Obligation
IDR	– Industrial Development Revenue Bonds
INS	– Insurer
LOC	– Letter of Credit
NATL	– National Public Finance Guarantee Corp.
RB	– Revenue Bonds
Ref.	– Refunding
RN	– Revenue Notes

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $82,297,207, which represented 4.87% of the Fund’s Net Assets.

(d)	Restricted security. The aggregate value of these securities at February 28, 2023 was $2,382,613, which represented less than 1% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(g)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2023.
(h)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(i)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $18,375,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(j)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(k)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(l)	Zero coupon bond issued at a discount.
(m)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $3,481,250, which represented less than 1% of the Fund’s Net Assets.

(n)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(o)	Non-income producing security.
(p)

This table provides a listing of those entities that have either issued, guaranteed, backed or otherwise enhanced the credit quality of more than 5% of the securities held in the portfolio. In instances where the entity has guaranteed, backed or otherwise enhanced the credit quality of a security, it is not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations.

Entity	Percent

Assured Guaranty Municipal Corp.	5.08%

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $23,539,262 are held by TOB Trusts and serve as collateral for the $18,375,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $1,805,030,862)	$1,746,335,083

Receivable for:
Investments sold	645,000

Fund shares sold	694,891

Interest	20,389,762

Investments matured, at value (Cost $8,110,025)	5,882,937

Investment for trustee deferred compensation and retirement plans	240,971

Other assets	407,068

Total assets	1,774,595,712

Liabilities:
Floating rate note obligations	18,375,000

Payable for:
Borrowings	59,100,000

Dividends	1,461,473

Fund shares reacquired	2,448,305

Amount due custodian	283,149

Accrued fees to affiliates	591,382

Accrued interest expense	246,791

Accrued trustees’ and officers’ fees and benefits	2,614

Accrued other operating expenses	92,353

Trustee deferred compensation and retirement plans	386,853

Total liabilities	82,987,920

Net assets applicable to shares outstanding	$1,691,607,792

Net assets consist of:

Shares of beneficial interest	$2,309,811,601

Distributable earnings (loss)	(618,203,809)

$1,691,607,792

Net Assets:

Class A	$1,287,116,894

Class C	$70,719,774

Class Y	$333,026,730

Class R6	$744,394

Shares outstanding, no par value, with an unlimited number of shares authorized:

Class A	463,446,522

Class C	25,623,435

Class Y	119,914,553

Class R6	267,773

Class A:
Net asset value per share	$2.78

Maximum offering price per share (Net asset value of $2.78 ÷ 97.50%)	$2.85

Class C:
Net asset value and offering price per share	$2.76

Class Y:
Net asset value and offering price per share	$2.78

Class R6:
Net asset value and offering price per share	$2.78

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:

Interest	$63,002,025

Expenses:

Advisory fees	6,989,495

Administrative services fees	255,207

Custodian fees	21,271

Distribution fees:
Class A	3,343,204

Class C	794,925

Interest, facilities and maintenance fees	2,887,911

Transfer agent fees – A, C and Y	1,159,311

Transfer agent fees – R6	80

Trustees’ and officers’ fees and benefits	42,870

Registration and filing fees	64,116

Reports to shareholders	48,859

Professional services fees	153,964

Other	26,197

Total expenses	15,787,410

Less: Expense offset arrangement(s)	(3,817)

Net expenses	15,783,593

Net investment income	47,218,432

Realized and unrealized gain (loss) from:

Net realized gain (loss) from unaffiliated investment securities	(168,777,443)

Change in net unrealized appreciation of unaffiliated investment securities	36,019,745

Net realized and unrealized gain (loss)	(132,757,698)

Net increase (decrease) in net assets resulting from operations	$(85,539,266)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22	Invesco Rochester® Limited Term New York Municipal Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:

Net investment income	$47,218,432	$37,976,171

Net realized gain (loss)	(168,777,443)	(2,949,801)

Change in net unrealized appreciation (depreciation)	36,019,745	(21,739,934)

Net increase (decrease) in net assets resulting from operations	(85,539,266)	13,286,436

Distributions to shareholders from distributable earnings:

Class A	(36,332,499)	(40,441,493)

Class C	(1,522,492)	(1,813,175)

Class Y	(9,787,143)	(9,022,984)

Class R6	(17,354)	(7,199)

Total distributions from distributable earnings	(47,659,488)	(51,284,851)

Share transactions–net:

Class A	(101,237,697)	109,383,054

Class C	(13,379,069)	103,636

Class Y	17,988,477	85,753,281

Class R6	413,370	195,538

Net increase (decrease) in net assets resulting from share transactions	(96,214,919)	195,435,509

Net increase (decrease) in net assets	(229,413,673)	157,437,094

Net assets:

Beginning of year	1,921,021,465	1,763,584,371

End of year	$1,691,607,792	$1,921,021,465

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23	Invesco Rochester® Limited Term New York Municipal Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$2.98	$0.07	$(0.19)	$(0.12)	$(0.08)	$2.78	(4.16)%	$1,287,117	0.91%		0.91%		0.75%		2.65%		60%
Year ended 02/28/22	3.04	0.06	(0.04)	0.02	(0.08)	2.98	0.74	1,491,165	0.78		0.78		0.74		2.01		12
Year ended 02/28/21	3.12	0.08	(0.07)	0.01	(0.09)	3.04	0.29 (d)	1,411,111	0.87	(d)	0.87	(d)	0.76	(d)	2.75	(d)	17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.45	1,370,661	0.76	(e)	0.90	(e)	0.76	(e)	2.67	(e)	1
Year ended 12/31/19	2.95	0.09	0.12	0.21	(0.10)	3.06	7.27	1,338,074	0.75		0.90		0.75		2.91		11
Year ended 12/31/18	2.76	0.08	0.20	0.28	(0.09)	2.95	10.38	1,168,856	0.85		1.03		0.85		2.77		36
Class C
Year ended 02/28/23	2.97	0.05	(0.21)	(0.16)	(0.05)	2.76	(5.26)	70,720	1.66		1.66		1.50		1.90		60
Year ended 02/28/22	3.02	0.04	(0.03)	0.01	(0.06)	2.97	0.31	90,290	1.53		1.53		1.49		1.26		12
Year ended 02/28/21	3.10	0.06	(0.07)	(0.01)	(0.07)	3.02	(0.47)	91,938	1.63		1.63		1.52		1.99		17
Two months ended 02/29/20	3.04	0.01	0.06	0.07	(0.01)	3.10	2.34	195,347	1.51	(e)	1.65	(e)	1.51	(e)	1.92	(e)	1
Year ended 12/31/19	2.93	0.06	0.13	0.19	(0.08)	3.04	6.51	197,113	1.51		1.66		1.51		2.15		11
Year ended 12/31/18	2.74	0.06	0.20	0.26	(0.07)	2.93	9.63	377,338	1.61		1.79		1.61		2.02		36
Class Y
Year ended 02/28/23	2.99	0.08	(0.21)	(0.13)	(0.08)	2.78	(4.24)	333,027	0.66		0.66		0.50		2.90		60
Year ended 02/28/22	3.04	0.07	(0.03)	0.04	(0.09)	2.99	1.33	339,209	0.53		0.53		0.49		2.26		12
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.53	260,365	0.63		0.63		0.52		2.99		17
Two months ended 02/29/20	3.06	0.01	0.07	0.08	(0.02)	3.12	2.49	235,989	0.51	(e)	0.65	(e)	0.51	(e)	2.92	(e)	1
Year ended 12/31/19	2.95	0.10	0.12	0.22	(0.11)	3.06	7.53	224,615	0.51		0.66		0.51		3.15		11
Year ended 12/31/18	2.76	0.09	0.20	0.29	(0.10)	2.95	10.65	170,457	0.60		0.78		0.60		3.02		36
Class R6
Year ended 02/28/23	2.99	0.08	(0.21)	(0.13)	(0.08)	2.78	(4.20)	744	0.60		0.60		0.44		2.96		60
Year ended 02/28/22	3.04	0.07	(0.03)	0.04	(0.09)	2.99	1.36	357	0.50		0.50		0.46		2.29		12
Year ended 02/28/21	3.12	0.09	(0.07)	0.02	(0.10)	3.04	0.59	170	0.57		0.57		0.46		3.05		17
Two months ended 02/29/20	3.06	0.02	0.06	0.08	(0.02)	3.12	2.50	128	0.48	(e)	0.62	(e)	0.48	(e)	2.95	(e)	1
Period ended 12/31/19(f)	3.05	0.06	0.02	0.08	(0.07)	3.06	2.79	125	0.47	(e)	0.62	(e)	0.47	(e)	3.20	(e)	11

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the year ended February 28, 2021.
(e)	Annualized.
(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24	Invesco Rochester® Limited Term New York Municipal Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Rochester® Limited Term New York Municipal Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations – Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income – Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination – For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions – Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

25	Invesco Rochester® Limited Term New York Municipal Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses – Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees – Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications – Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations – The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

26	Invesco Rochester® Limited Term New York Municipal Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks – Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

L.

COVID-19 Risk – The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*

First $ 100 million	0.500%

Next $150 million	0.450%

Next $1.75 billion	0.400%

Next $3 billion	0.390%

Next $5 billion	0.380%

Over $10 billion	0.370%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.40%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

27	Invesco Rochester® Limited Term New York Municipal Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $12,486 in front-end sales commissions from the sale of Class A shares and $136,122 and $9,363 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Investments in Securities
Municipal Obligations	$–	$1,746,214,294	$13,939	$1,746,228,233
Common Stocks & Other Equity Interests	–	–	106,850	106,850
Total Investments in Securities	–	1,746,214,294	120,789	1,746,335,083

Other Investments - Assets
Investments Matured	–	5,882,937	–	5,882,937
Total Investments	$–	$1,752,097,231	$120,789	$1,752,218,020

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $17,573,441.

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,817.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under

28	Invesco Rochester® Limited Term New York Municipal Fund

such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $45,235,068 with an average interest rate of 2.57%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees. At February 28, 2023, the Fund had no borrowings outstanding under this agreement.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $16,961,538 and 4.61%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$1,158,710	$299,464

Ordinary income-tax-exempt	46,500,778	50,985,387

Total distributions	$47,659,488	$51,284,851

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$27,004,069

Net unrealized appreciation (depreciation) – investments	(60,235,666)

Temporary book/tax differences	(383,628)

Capital loss carryforward	(584,588,584)

Shares of beneficial interest	2,309,811,601

Total net assets	$1,691,607,792

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales ,amortization and accretion on debt securities, defaulted bonds and grantor trusts.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*

Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$50,682,187	$533,906,397	$584,588,584

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $1,076,399,154 and $1,068,916,129, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis

Aggregate unrealized appreciation of investments	$5,906,482

Aggregate unrealized (depreciation) of investments	(66,142,148)

Net unrealized appreciation (depreciation) of investments	$(60,235,666)

29	Invesco Rochester® Limited Term New York Municipal Fund

Cost of investments for tax purposes is $1,812,453,686.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of defaulted securities, on February 28, 2023, undistributed net investment income was increased by $15,872,428, undistributed net realized gain (loss) was decreased by $13,956,408 and shares of beneficial interest was decreased by $1,916,020. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	56,380,149	$158,078,706	83,000,870	$253,944,918

Class C	6,520,367	18,169,984	9,246,181	28,133,355

Class Y	76,054,917	213,499,943	45,690,848	139,622,882

Class R6	145,158	404,394	100,534	309,343

Issued as reinvestment of dividends:
Class A	8,345,011	23,356,482	8,477,779	25,886,899

Class C	382,040	1,062,265	419,124	1,272,164

Class Y	2,233,726	6,246,977	1,828,376	5,582,094

Class R6	3,212	8,976	1,357	4,142

Automatic conversion of Class C shares to Class A shares:
Class A	3,621,945	10,121,334	4,663,408	14,272,392

Class C	(3,645,979)	(10,121,334)	(4,692,568)	(14,272,392)

Reacquired:
Class A	(104,496,403)	(292,794,219)	(60,457,166)	(184,721,155)

Class C	(8,075,841)	(22,489,984)	(4,949,553)	(15,029,491)

Class Y	(72,000,035)	(201,758,443)	(19,476,624)	(59,451,695)

Class R6	-	-	(38,434)	(117,947)

Net increase (decrease) in share activity	(34,531,733)	$(96,214,919)	63,814,132	$195,435,509

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 63% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

30	Invesco Rochester® Limited Term New York Municipal Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Limited Term New York Municipal Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Limited Term New York Municipal Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the two months ended February 29, 2020 and the year ended December 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the two months ended February 29, 2020 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® Limited Term New York Municipal Fund (subsequently renamed Invesco Rochester® Limited Term New York Municipal Fund) as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

31	Invesco Rochester® Limited Term New York Municipal Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,007.20	$4.68	$1,020.13	$4.71	0.94%
Class C	1,000.00	1,003.30	8.39	1,016.41	8.45	1.69
Class Y	1,000.00	1,008.40	3.44	1,021.37	3.46	0.69
Class R6	1,000.00	1,005.10	3.13	1,021.67	3.16	0.63

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

32	Invesco Rochester® Limited Term New York Municipal Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	97.57%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

33	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit) Formerly: President and Director Director of Grahamtastic Connection (non-profit)
Cynthia Hostetler - 1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5	Invesco Rochester® Limited Term New York Municipal Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers-(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer,

The Invesco Funds Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6	Invesco Rochester® Limited Term New York Municipal Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROLTNYM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Rochester® Municipal Opportunities Fund

Nasdaq:

A: ORNAX ∎ C: ORNCX ∎ Y: ORNYX ∎ R5: IORHX ∎ R6: IORYX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

44	Financial Statements

48	Financial Highlights

49	Notes to Financial Statements

55	Report of Independent Registered Public Accounting Firm

56	Fund Expenses

57	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Rochester® Municipal Opportunities Fund (the Fund), at net asset value (NAV), underperformed the Custom Invesco Rochester Municipal Opportunities Index.

    Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.41%
Class C Shares	-9.94
Class Y Shares	-9.19
Class R5 Shares	-9.19
Class R6 Shares	-9.00
S&P Municipal Bond High Yield Index▼	-8.57
Custom Invesco Rochester Municipal Opportunities Index∎	-7.77

Source(s): ▼RIMES Technologies Corp.; ∎Invesco, RIMES Technologies Corp.

Market conditions and your Fund

At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.1

While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.2 According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.3

On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.4 This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.4

The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one-and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end.4 The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.5 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.5

Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.1 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bond-holders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power

Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 through December 2022.6 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

During the fiscal year, security selection and an underweight allocation to non-rated bonds contributed to the Fund’s performance relative to its benchmark. At the sector level, security selection and underweight exposure among the healthcare sector contributed to the Fund’s relative performance. On the state level, an underweight exposure to Puerto Rico bonds contributed to relative performance.

An overweight allocation to bonds AAA through A-rated† detracted from the Fund’s performance relative to its benchmark during the fiscal year. Overweight exposure among the airport sector detracted from the Fund’s performance relative to the benchmark during the fiscal year. On the state level, an overweight exposure to New York domiciled bonds was detractive from relative results.

During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and

2                    Invesco Rochester® Municipal Opportunities Fund

magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

Thank you for investing in Invesco Roches-ter® Municipal Opportunities Fund and for sharing our long-term investment horizon.

1 Source: Bloomberg LP

2 Source: Refinitiv TM3

3 Source: Lipper Inc.

4 Source: US Federal Reserve

5 Source: JP Morgan

6 Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

3                    Invesco Rochester® Municipal Opportunities Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment — Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: RIMES Technologies Corp.

2 Source: Invesco, RIMES Technologies Corp.

Past performance cannot guarantee future results.

The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4                    Invesco Rochester® Municipal Opportunities Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (10/1/93)	4.28%
10 Years	3.85
5 Years	3.09
1 Year	-13.30

Class C Shares
Inception (8/29/95)	4.27%
10 Years	3.72
5 Years	3.32
1 Year	-10.81

Class Y Shares
Inception (11/29/10)	6.04%
10 Years	4.52
5 Years	4.26
1 Year	-9.19

Class R5 Shares
10 Years	4.43%
5 Years	4.25
1 Year	-9.19

Class R6 Shares
10 Years	4.42%
5 Years	4.24
1 Year	-9.00

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester High Yield Municipal Fund, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® High Yield Municipal Fund. The Fund was subsequently renamed the Invesco Rochester® Municipal Opportunities Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5                    Invesco Rochester® Municipal Opportunities Fund

Supplemental Information

Invesco Rochester® Municipal Opportunities Fund’s investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond High Yield Index is an unmanaged index considered representative of municipal bonds that are not rated or are rated below investment grade.
∎	The Custom Invesco Rochester Municipal Opportunities Index is composed of 80% S&P Municipal Bond High Yield Index and 20% S&P Municipal Bond Investment Grade Index. The S&P Municipal Bond Investment Grade Index consists of bonds in the S&P Municipal Bond Index that are rated investment grade by Standard & Poor’s, Moody’s and/or Fitch.
∎	The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).
∎	A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6                    Invesco Rochester® Municipal Opportunities Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	85.13%
General Obligation Bonds	13.55
Pre-Refunded Bonds	1.32

Top Five Debt Holdings

		% of total net assets

1.	Buckeye Tobacco Settlement Financing Authority, Series 2020 B-2, Ref. RB	1.56%

2.	Children’s Trust Fund, Series 2002, RB	1.39

3.	Triborough Bridge & Tunnel Authority, Series 2022-XF1332, RB	1.32

4.	California (State of) County Tobacco Securitization Agency, Series 2006 A, RB	1.26

5.	District of Columbia Tobacco Settlement Financing Corp., Series 2006 C, RB	1.01

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7                    Invesco Rochester® Municipal Opportunities Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–113.25%(a)
Alabama–4.22%
Birmingham (City of) & Jefferson (County of), AL Civic Center Authority;
Series 2018 A, RB	4.00%	07/01/2043	$7,040	$ 6,742,699
Series 2018 A, RB	5.00%	07/01/2048	28,620	29,526,252
Series 2018 D, RB	5.00%	05/01/2035	1,365	1,470,627
Series 2018 D, RB	5.00%	05/01/2036	1,170	1,252,457
Series 2018, RB	5.00%	05/01/2048	12,870	13,411,231
Birmingham (City of), AL; Series 2018 B, GO Wts.	5.00%	12/01/2036	1,700	1,816,609
Homewood (City of), AL Educational Building Authority (Samford University); Series 2017 A, Ref. RB	5.00%	12/01/2047	4,500	4,586,248
Hoover (City of), AL Industrial Development Board (United States Steel Corp.); Series 2019, RB(b)	5.75%	10/01/2049	15,000	15,530,067
Jefferson (County of), AL;
Series 2013 C, Revenue Wts. (INS - AGM)(c)(d)	6.75%	10/01/2046	20,045	20,456,570
Series 2013 C, Revenue Wts. (INS - AGM)(c)(d)	6.90%	10/01/2050	17,500	17,848,927
Series 2013 D, Revenue Wts.	7.00%	10/01/2051	25,000	26,670,760
Series 2013 D, Revenue Wts.	6.50%	10/01/2053	31,500	33,506,528
Series 2013 F, Revenue Wts.(c)	7.50%	10/01/2039	21,895	22,501,273
Series 2013 F, Revenue Wts.(c)	7.75%	10/01/2046	30,000	30,790,326
Series 2013 F, Revenue Wts.(c)	7.90%	10/01/2050	49,050	50,312,758
Mobile (City of), AL Improvement District (McGowin Park);
Series 2016 A, RB	5.25%	08/01/2030	500	475,366
Series 2016 A, RB	5.50%	08/01/2035	1,300	1,205,992
Mobile (County of), AL (Gomessa); Series 2020, Revenue Wts.(e)	4.00%	11/01/2045	2,570	2,229,985
Muscle Shoals, Sheffield & Tuscumbia Solid Waste Disposal Authority (Cherokee Industrial Landfill);
Series 2020 A, RB(b)(e)	6.00%	05/01/2040	6,000	5,781,771
Series 2020 B, RB(e)	8.00%	05/01/2029	1,690	1,569,477
Southeast Energy Authority A Cooperative District (No. 2);
Series 2021 B, RB	4.00%	06/01/2031	1,850	1,821,518
Series 2021 B, RB(f)	4.00%	12/01/2031	4,275	4,166,622
Tuscaloosa (County of), AL Industrial Development Authority (Hunt Refining); Series 2019 A, Ref. IDR(e)	5.25%	05/01/2044	43,365	37,623,014
				331,297,077

Alaska–0.00%
Alaska (State of) Industrial Development & Export Authority (Boys & Girls Home & Family Services, Inc.);
Series 2007 C, RB(g)	5.88%	12/01/2027	1,650	4,290
Series 2007 C, RB(g)	6.00%	12/01/2036	500	1,300
University of Alaska; Series 2015 T, RB	5.00%	10/01/2039	200	203,506
				209,096

Arizona–2.07%
Arizona (State of) Health Facilities Authority (Scottsdale Lincoln Hospital); Series 2014, Ref. RB	5.00%	12/01/2039	13,550	13,774,792
Arizona (State of) Industrial Development Authority (Academies of Math & Science);
Series 2018 B, RB(e)	5.50%	07/01/2038	1,165	1,179,325
Series 2018 B, RB(e)	5.63%	07/01/2048	2,250	2,254,022
Series 2018 B, RB(e)	5.75%	07/01/2053	3,500	3,517,566
Arizona (State of) Industrial Development Authority (ACCEL Schools);
Series 2018 A, RB(e)	5.13%	08/01/2038	2,515	2,390,116
Series 2018 A, RB(e)	5.25%	08/01/2048	3,945	3,556,685
Arizona (State of) Industrial Development Authority (Franklin Phonetic Charter School);
Series 2017, Ref. RB(e)	5.50%	07/01/2037	580	566,476
Series 2017, Ref. RB(e)	5.75%	07/01/2047	680	647,482
Series 2017, Ref. RB(e)	5.88%	07/01/2052	645	617,603
Arizona (State of) Industrial Development Authority (Leman Academy-Parker Colorado); Series 2019, RB(e)	5.00%	07/01/2054	3,000	2,578,199

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Arizona (State of) Industrial Development Authority (Mater Academy of Nevada Mountain Vista Campus Project);
Series 2018 A, RB(e)	5.25%	12/15/2038	$1,415	$ 1,420,661
Series 2018 A, RB(e)	5.50%	12/15/2048	2,260	2,247,462
Arizona (State of) Industrial Development Authority (Provident Group-NCCU Properties LLC); Series 2019 A, RB (INS - BAM)(d)	5.00%	06/01/2049	2,250	2,402,429
Cadence Community Facilities District (Assessment District No. 1); Series 2019, RB	4.50%	07/01/2043	445	390,415
East San Luis (City of), AZ Community Facilities District (Assessment Area One); Series 2007, RB(h)	6.38%	01/01/2028	550	507,753
East San Luis (City of), AZ Community Facilities District (Assessment Area Two); Series 2009, Ref. RB(g)(h)	8.50%	01/01/2028	140	91,000
Glendale (City of), AZ Industrial Development Authority (The Beatitudes Campus); Series 2017, Ref. RB	5.00%	11/15/2045	3,100	2,558,123
La Paz (County of), AZ Industrial Development Authority (Charter School Solutions- Harmony Public Schools);
Series 2018 A, RB	5.00%	02/15/2038	500	502,805
Series 2018 A, RB	5.00%	02/15/2048	1,200	1,172,012
Maricopa (County of), AZ Industrial Development Authority (Christian Care Surprise, Inc.); Series 2016, RB(e)	6.00%	01/01/2048	11,475	8,035,479
Maricopa (County of), AZ Industrial Development Authority (GreatHearts Arizona);
Series 2017 C, RB	5.00%	07/01/2037	220	227,772
Series 2017 C, RB	5.00%	07/01/2048	405	411,792
Merrill Ranch Community Facilities District No. 1 (Assessment Area One); Series 2006, RB	5.25%	07/01/2024	93	93,025
Merrill Ranch Community Facilities District No. 2; Series 2016, GO Bonds	5.25%	07/15/2040	810	841,184
Merrill Ranch Community Facilities District No. 2 (Assessment Area One);
Series 2006, RB	5.25%	07/01/2024	86	86,023
Series 2006, RB	5.30%	07/01/2030	397	396,975
Parkway Community Facilities District No. 1 Prescott Valley;
Series 2006, GO Bonds	5.30%	07/15/2025	265	247,386
Series 2006, GO Bonds	5.35%	07/15/2031	350	279,502
Phoenix (City of), AZ Industrial Development Authority (Espiritu Community Development Corp. Charter School); Series 2006 A, RB	6.25%	07/01/2036	1,545	1,456,911
Phoenix (City of), AZ Industrial Development Authority (Freedom Academy, Inc.); Series 2016, RB(e)	5.50%	07/01/2046	4,135	4,175,938
Phoenix (City of), AZ Industrial Development Authority (Gourmet Boutique West LLC); Series 2007 B, IDR (Acquired 03/01/2007-03/20/2019; Cost $2,325,000)(b)(i)	5.88%	11/01/2037	2,485	1,872,774
Phoenix (City of), AZ Industrial Development Authority (The) (Downtown Phoenix Student Housing, LLC- Arizona State University); Series 2018 A, Ref. RB	5.00%	07/01/2042	1,000	979,305
Phoenix (City of), AZ Industrial Development Authority (The) (Overland Crossing); Series 2022, RB(e)	9.50%	04/01/2052	7,900	7,103,058
Phoenix (City of), AZ Industrial Development Authority (Vista College Preparatory); Series 2018 A, RB	5.00%	07/01/2048	1,185	1,224,803
Phoenix Civic Improvement Corp.; Series 2018, RB(b)	5.00%	07/01/2048	10,000	10,168,983
Pima (County of), AZ Industrial Development Authority;
Series 2021, RB(e)	5.00%	07/01/2056	2,285	1,945,506
Series 2022, RB(e)	6.88%	11/15/2052	7,500	7,623,587
Series 2022, RB(e)	7.00%	11/15/2057	3,975	4,038,704
Pima (County of), AZ Industrial Development Authority (American Leadership Academy); Series 2015, Ref. RB(e)	5.63%	06/15/2045	2,250	2,251,932
Pima (County of), AZ Industrial Development Authority (Arizona Charter Schools Ref.); Series 2013 Q, Ref. RB	5.38%	07/01/2031	2,565	2,510,104
Pima (County of), AZ Industrial Development Authority (Christian Care Tuscon, Inc.);
Series 2017 A, Ref. RB(f)(j)	5.00%	06/15/2025	1,550	1,618,271
Series 2017 C, RB(f)(j)	5.00%	06/15/2025	2,830	2,954,650
Pima (County of), AZ Industrial Development Authority (Excalibur Charter School (The)); Series 2016, Ref. RB(e)	5.50%	09/01/2046	2,400	2,166,187
Pima (County of), AZ Industrial Development Authority (Milestones Charter School Refunding); Series 2017 A, Ref. RB(e)	6.50%	11/01/2047	5,530	4,963,027
Pima (County of), AZ Industrial Development Authority (P.L.C. Charter Schools);
Series 2016, Ref. RB(e)	6.00%	12/01/2036	3,315	3,351,121
Series 2016, Ref. RB(e)	6.00%	12/01/2046	6,310	6,246,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Arizona–(continued)
Pima (County of), AZ Industrial Development Authority (Paideia Academies (The));
Series 2015, RB(e)	6.00%	07/01/2035	$1,025	$ 1,036,644
Series 2015, RB(e)	6.13%	07/01/2045	3,310	3,317,829
Series 2019, RB	5.13%	07/01/2039	650	606,637
Series 2019, RB	5.25%	07/01/2049	810	722,196
Pinal (County of), AZ Industrial Development Authority; Series 2021 C, RB(b)(e)	5.50%	10/01/2033	20,560	19,454,176
Pinal (County of), AZ Industrial Development Authority (Green Bonds); Series 2021 B, RB(b)(c)	5.50%	10/01/2033	5,853	5,538,195
Pinal (County of), AZ Industrial Development Authority (San Manuel Facility); Series 2006, RB(b)	6.25%	06/01/2026	355	354,513
Show Low Bluff Community Facilities District (Assessment Area One); Series 2007, RB(e)	5.60%	07/01/2031	181	162,651
Southside Community Facilities District No. 1; Series 2008, RB(h)	7.25%	07/01/2032	929	732,453
Tempe (City of), AZ Industrial Development Authority; Series 2022 A, RB(e)	6.50%	08/01/2048	3,640	3,721,148
Tempe (City of), AZ Industrial Development Authority (Mirabella at ASU);
Series 2017 A, RB(e)	6.00%	10/01/2037	1,010	854,779
Series 2017 A, RB(e)	6.13%	10/01/2047	2,300	1,782,674
Series 2017 A, RB(e)	6.13%	10/01/2052	2,360	1,790,971
Verrado Community Facilities District No. 1;
Series 2013 A, Ref. GO Bonds(e)	6.00%	07/15/2027	1,800	1,804,295
Series 2013 B, GO Bonds(e)	5.70%	07/15/2029	675	675,783
Series 2013 B, GO Bonds(e)	6.00%	07/15/2033	610	610,541
				162,810,697

Arkansas–0.10%
Cave Springs Municipal Property Owners’ Improvement District No. 3; Series 2007, GO Bonds(h)	6.25%	02/01/2038	4,455	4,455,000
Crystal Valley Metropolitan District No. 2; Series 2022, GO Bonds(e)	7.25%	12/01/2052	3,600	3,402,205
				7,857,205

California–12.66%
Blythe (City of), CA Redevelopment Agency Successor Agency (Project No. 1); Series 2000 A, RB	6.20%	05/01/2031	145	145,282
California (State of);
Series 2019, GO Bonds	5.00%	04/01/2049	3,200	3,417,095
Series 2021, GO Bonds(k)	4.00%	10/01/2039	8,105	8,167,562
Series 2021, Ref. GO Bonds	4.00%	10/01/2041	65	65,015
Series 2021, Ref. GO Bonds(k)	4.00%	10/01/2041	6,500	6,501,472
Series 2022, GO Bonds(k)	5.00%	04/01/2047	27,035	29,598,529
Series 2022, GO Bonds	4.00%	04/01/2049	13,000	12,594,434
Series 2022, Ref. GO Bonds	4.00%	09/01/2042	11,080	11,070,184
California (State of) County Tobacco Securitization Agency;
Series 2006 A, RB(l)	0.00%	06/01/2050	520,920	98,703,401
Series 2006 B, RB(l)	0.00%	06/01/2050	107,400	17,690,004
California (State of) County Tobacco Securitization Agency (Alameda County Tobacco Asset Securitization Corp.);
Series 2002, RB	5.88%	06/01/2035	1,345	1,367,248
Series 2002, RB	6.00%	06/01/2042	19,120	19,436,266
Series 2006 C, RB(l)	0.00%	06/01/2055	212,950	18,918,776
California (State of) County Tobacco Securitization Agency (Fresno County Tobacco Funding Corp.);
Series 2002, RB	6.13%	06/01/2038	5,000	5,003,133
Series 2006 A, RB(l)	0.00%	06/01/2046	127,310	28,788,241
Series 2006 B, RB(l)	0.00%	06/01/2046	33,920	7,413,416
Series 2006 C, RB(l)	0.00%	06/01/2055	215,100	21,707,742
California (State of) County Tobacco Securitization Agency (Stanislaus County Tobacco Funding Corp.); Series 2002 A, RB	5.88%	06/01/2043	4,515	4,515,125
California (State of) Housing Finance Agency; Series 2019 A-1, RB	4.25%	01/15/2035	575	573,093
California (State of) Infrastructure & Economic Development Bank; Series 2019, RB(k)	5.00%	05/15/2052	31,530	32,989,905
California (State of) Municipal Finance Authority (Linxs APM);
Series 2018 A, RB(b)	5.00%	12/31/2047	13,845	13,713,016
Series 2018 B, RB(b)	5.00%	06/01/2048	2,575	2,543,081
California (State of) Pollution Control Financing Authority (Aemerge Redpak Services Southern California LLC); Series 2017, RB(b)(e)(g)	8.00%	12/01/2027	3,000	180,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
California (State of) Pollution Control Financing Authority (CalPlant I) (Green Bonds);
Series 2017, RB(b)(e)(g)	7.50%	07/01/2032	$6,075	$ 303,750
Series 2017, RB(b)(e)(g)	8.00%	07/01/2039	14,995	749,750
Series 2020, RB (Acquired 10/06/2020; Cost $2,531,287)(b)(e)(g)(i)	7.50%	07/01/2032	2,650	344,500
California (State of) Public Finance Authority (Kendal at Ventura); Series 2023 A-C, RB(e)	10.00%	05/15/2028	3,000	2,977,700
California (State of) School Finance Authority (Escuela Popular); Series 2017, RB(e)	6.50%	07/01/2050	4,130	4,148,026
California (State of) School Finance Authority (Grimmway Schools Obligated Group); Series 2016 A, RB(e)	5.25%	07/01/2051	5,945	5,858,317
California (State of) School Finance Authority (Kepler Neighborhood School);
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(e)	5.00%	05/01/2027	345	341,914
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(e)	5.75%	05/01/2037	900	904,211
Series 2017 A, RB (CEP - Colorado Higher Education Intercept Program)(e)	5.88%	05/01/2047	1,230	1,208,859
California (State of) School Finance Authority (Rocketship Education);
Series 2017 A, RB(e)	5.13%	06/01/2047	595	547,360
Series 2017 A, RB(e)	5.25%	06/01/2052	665	614,600
California (State of) Statewide Communities Development Authority (NCCD-Hooper Street LLC-California College of the Arts); Series 2019, RB(e)	5.25%	07/01/2052	1,450	1,261,251
California (State of) Statewide Communities Development Authority (Yucaipa Valley Water Reservoir); Series 2014, RB	6.00%	09/02/2044	7,200	7,267,568
California (State of) Statewide Financing Authority (Pooled Tobacco Securitization Program);
Series 2002 A, RB	6.00%	05/01/2037	3,615	3,678,007
Series 2002 B, RB	6.00%	05/01/2043	12,035	12,244,996
Series 2002, RB	6.00%	05/01/2043	100	101,745
Del Mar Race Track Authority; Series 2015, Ref. RB	5.00%	10/01/2038	4,075	3,875,712
Fresno Unified School District; Series 2016 B, Ref. GO Bonds(l)	0.00%	08/01/2042	7,780	3,288,829
Lathrop (City of), CA (Community Facilities District No. 03-2); Series 2003, RB	7.00%	09/01/2033	965	967,599
Long Beach (City of), CA (Green Bonds); Series 2017 B, RB(b)	5.00%	05/15/2043	4,000	4,082,656
Los Angeles (City of), CA Department of Airports;
Series 2018, RB(b)(k)	5.00%	05/15/2043	25,000	25,868,463
Series 2020 C, RB(b)	4.00%	05/15/2050	34,780	32,237,749
Series 2021 A, Ref. RB(b)	5.00%	05/15/2051	8,150	8,414,639
Series 2021 D, Ref. RB(b)	4.00%	05/15/2051	25,375	22,978,588
Series 2022 A, RB(b)	4.00%	05/15/2049	18,575	17,068,452
Series 2022 H, RB(b)	5.25%	05/15/2047	8,000	8,506,113
Series 2022 H, RB(b)	5.00%	05/15/2052	4,490	4,642,045
Series 2022, RB(b)(k)	5.00%	05/15/2047	25,205	25,587,085
Series 2022, RB(b)(k)	5.00%	05/15/2048	30,000	30,773,961
Los Angeles (City of), CA Department of Airports (Green Bonds); Series 2022 G, RB(b)	5.00%	05/15/2052	4,485	4,636,876
Los Angeles (City of), CA Department of Airports (Los Angeles International Airport);
Series 2018 A, RB(b)	5.00%	05/15/2035	1,000	1,056,088
Series 2018 A, RB(b)	5.00%	05/15/2036	1,385	1,453,406
Los Angeles County Facilities, Inc. (Vermont Corridor County Administration Building);
Series 2018 A, RB(f)(j)	5.00%	12/01/2028	3,075	3,451,459
Series 2018 A, RB	5.00%	12/01/2051	18,145	19,219,429
Morongo Band of Mission Indians (The); Series 2018 A, RB(e)	5.00%	10/01/2042	4,500	4,467,060
Placer (County of), CA (Placer Corporate Center Assessment District No. 1); Series 2000, RB	6.50%	09/02/2030	45	45,511
Placer (County of), CA Community Facilities District;
Series 2021, RB	4.00%	09/01/2046	2,450	2,121,538
Series 2021, RB	4.00%	09/01/2051	3,270	2,749,533
Regents of the University of California Medical Center;
Series 2022 P, RB	5.00%	05/15/2047	15,000	16,207,605
Series 2022 P, RB(k)(m)	5.00%	05/15/2047	40,000	43,220,280
Series 2022 P, RB	4.00%	05/15/2053	9,500	8,765,182
Regional Airports Improvement Corp. (Los Angeles International Airport - Continental Airlines, Inc. Cargo Facilities); Series 1994, RB(b)	9.25%	08/01/2024	3,040	3,054,641
Rialto (City of), CA Redevelopment Agency Successor Agency; Series 2018, Ref. RB	5.00%	09/01/2037	3,975	4,242,100
Sacramento (City of), CA (Convention Center Complex); Series 2018 A, RB	5.00%	06/01/2048	10,000	10,393,041

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
California–(continued)
San Diego (County of), CA Regional Airport Authority;
Series 2021 A, RB	5.00%	07/01/2051	$7,000	$ 7,359,252
Series 2021 A, RB	4.00%	07/01/2056	14,000	12,935,658
Series 2021 B, RB(b)	5.00%	07/01/2051	15,000	15,336,570
Series 2021 B, RB(b)	4.00%	07/01/2056	33,985	29,796,967
San Francisco (City & County of), CA Airport Commission (San Francisco International Airport);
Second Series 2022 A, Ref. RB(b)	4.00%	05/01/2052	5,750	5,221,095
Series 2016, RB(b)	5.00%	05/01/2046	20,630	20,884,997
Series 2019 A, RB(b)	5.00%	05/01/2049	4,700	4,786,583
Series 2019 E, RB(b)	5.00%	05/01/2050	58,000	59,022,070
Silicon Valley Tobacco Securitization Authority (Santa Clara);
Series 2007 A, RB(l)	0.00%	06/01/2036	60,785	29,157,440
Series 2007 A, RB(l)	0.00%	06/01/2047	58,990	14,471,592
Series 2007 B, RB(l)	0.00%	06/01/2047	13,505	3,336,805
Series 2007 C, RB(l)	0.00%	06/01/2056	61,600	5,571,338
Stockton Unified School District (Election of 2008);
Series 2011 D, GO Bonds (INS - AGM)(d)(l)	0.00%	08/01/2037	6,245	3,482,356
Series 2011 D, GO Bonds (INS - AGM)(d)(l)	0.00%	08/01/2038	12,115	6,419,840
Series 2011 D, GO Bonds (INS - AGM)(d)(l)	0.00%	08/01/2041	14,735	6,621,695
Series 2011 D, GO Bonds (INS - AGM)(d)(l)	0.00%	08/01/2043	17,145	6,937,016
Sweetwater Union High School District; Series 2022, GO Bonds(k)	5.00%	08/01/2052	47,500	51,140,011
University of California; Series 2021 BH, Ref. RB	4.00%	05/15/2051	3,000	2,857,660
Vacaville Unified School District; Series 2020 D, GO Bonds	4.00%	08/01/2045	1,850	1,800,619
West County Facilities Financing Authority (Green Bonds); Series 2021, RB	4.00%	06/01/2051	7,000	6,612,126
				994,781,904

Colorado–8.91%
3rd and Havana Metropolitan District;
Series 2020 A, GO Bonds	4.50%	12/01/2030	2,485	2,270,942
Series 2020 A, GO Bonds	5.25%	12/01/2049	5,200	4,334,417
Series 2020 B, GO Bonds	7.75%	12/15/2049	1,925	1,724,363
Amber Creek Metropolitan District;
Series 2017 A, Ref. GO Bonds	5.13%	12/01/2047	1,029	914,796
Series 2017 B, GO Bonds	7.75%	12/15/2047	464	426,383
Arista Metropolitan District;
Series 2018 A, Ref. GO Bonds	5.00%	12/01/2038	1,240	1,187,688
Series 2018 A, Ref. GO Bonds	5.13%	12/01/2048	3,500	3,212,774
Aspen Street Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2050	1,075	847,117
Aurora Crossroads Metropolitan District No. 2;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,625	2,277,425
Series 2020 B, GO Bonds	7.75%	12/15/2050	4,500	4,111,698
Aurora Highlands Community Authority Board; Series 2021 A, Ref. RB	5.75%	12/01/2051	25,000	22,284,382
Banning Lewis Ranch Metropolitan District No. 4; Series 2018 A, GO Bonds	5.75%	12/01/2048	3,259	3,237,017
Banning Lewis Ranch Metropolitan District No. 5;
Series 2018 A, GO Bonds	5.75%	12/01/2048	2,195	2,179,822
Series 2018 B, GO Bonds	8.00%	12/15/2048	500	471,827
Base Village Metropolitan District No. 2;
Series 2016 A, Ref. GO Bonds	5.75%	12/01/2046	3,100	3,103,093
Series 2016 B, Ref. GO Bonds	6.50%	12/15/2048	3,500	2,341,687
Baseline Metropolitan District No. 1; Series 2021 B, GO Bonds	7.50%	12/15/2051	2,190	1,938,988
Bella Mesa Metropolitan District; Series 2020 A, GO Bonds(c)(e)	6.75%	12/01/2049	3,785	3,147,985
Belleview Village Metropolitan District; Series 2020, GO Bonds	4.95%	12/01/2050	870	711,955
Berthoud-Heritage Metropolitan District No. 1; Series 2019, RB	5.63%	12/01/2048	3,000	2,844,904
Blue Lake Metropolitan District No. 3; Series 2018 A, GO Bonds	5.25%	12/01/2048	1,722	1,530,918
BNC Metropolitan District No. 1; Series 2017 B, GO Bonds	7.38%	12/15/2047	461	430,578
Board of Governors of Colorado State University System; Series 2015 A, RB	4.13%	03/01/2055	6,300	5,792,653
Brighton Crossing Metropolitan District No. 4; Series 2017 B, GO Bonds	7.00%	12/15/2047	670	612,345
Brighton Crossing Metropolitan District No. 6; Series 2020 A, GO Bonds	5.00%	12/01/2050	2,000	1,683,724
Bristol Metropolitan District; Series 2022, GO Bonds	7.50%	12/15/2050	766	746,579

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Broadway Station Metropolitan District No. 3; Series 2019, GO Bonds	5.00%	12/01/2049	$1,750	$ 1,457,444
Bromley Park Metropolitan District No. 2; Series 2018 B, Ref. GO Bonds	6.38%	12/15/2047	1,000	965,808
Buffalo Ridge Metropolitan District; Series 2018 B, GO Bonds	7.38%	12/15/2047	2,695	2,561,316
Canyons Metropolitan District No. 3; Series 2021, GO Bonds	5.50%	12/01/2051	15,270	12,835,994
Canyons Metropolitan District No. 5; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	4,500	4,346,770
Canyons Metropolitan District No. 6; Series 2017 A, Ref. GO Bonds	6.13%	12/01/2047	2,000	1,931,898
Castleview Metropolitan District No. 1; Series 2021 A, GO Bonds	5.00%	12/01/2050	4,720	3,728,856
Centerra Metropolitan District No. 1 (In the City of Loveland);
Series 2020 A, Ref. GO Bonds	5.00%	12/01/2051	4,000	3,430,302
Series 2022, RB	6.50%	12/01/2053	6,850	6,861,482
Cherrylane Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2047	1,308	1,218,845
Series 2018 B, GO Bonds	7.38%	12/15/2047	574	523,601
Cielo Metropolitan District; Series 2021, GO Bonds	5.25%	12/01/2050	2,500	2,005,356
City Center West Commercial Metropolitan District;
Series 2020 A, Ref. GO Bonds	7.00%	12/01/2049	3,995	3,932,731
Series 2020 B, GO Bonds	9.00%	12/15/2049	581	572,574
Clear Creek Station Metropolitan District No. 2; Series 2017 B, GO Bonds	7.38%	12/15/2047	500	464,990
Clear Creek Transit Metropolitan District No. 2;
Series 2021 A, GO Bonds	5.00%	12/01/2041	575	519,035
Series 2021 A, GO Bonds	5.00%	12/01/2050	1,000	852,342
Series 2021 B, GO Bonds	7.90%	12/15/2050	1,165	1,042,448
Colliers Hill Metropolitan District No. 1; Series 2019 B, Ref. GO Bonds	8.00%	12/15/2048	1,500	1,385,373
Colliers Hill Metropolitan District No. 2; Series 2022, Ref. GO Bonds	5.75%	12/15/2047	2,250	2,104,073
Colorado (State of) Health Facilities Authority (Aberdeen Ridge);
Series 2021 A, RB	5.00%	05/15/2049	1,500	1,176,199
Series 2021 A, RB	5.00%	05/15/2058	3,250	2,420,101
Colorado (State of) Health Facilities Authority (CommonSpirit Health); Series 2019 A-2, Ref. RB	5.00%	08/01/2044	5,190	5,286,463
Colorado (State of) Health Facilities Authority (Intermountain Healthcare); Series 2022 A, Ref. RB	4.00%	05/15/2052	22,500	20,666,698
Colorado (State of) Health Facilities Authority (SCL Health System);
Series 2019 A, Ref. RB	4.00%	01/01/2037	3,050	3,083,925
Series 2019 B, Ref. RB	4.00%	01/01/2040	3,000	2,933,169
Colorado (State of) Health Facilities Authority (Volunteers of America Care); Series 2007 A, RB	5.30%	07/01/2037	510	404,817
Colorado (State of) International Center Metropolitan District No. 3; Series 2018 B, GO Bonds	7.50%	12/15/2038	943	897,892
Colorado (State of) International Center Metropolitan District No. 8; Series 2020, GO Bonds	6.50%	12/01/2050	15,000	13,562,697
Colorado Crossing Metropolitan District No. 2;
Series 2020 A-2, GO Bonds	5.00%	12/01/2050	7,705	6,613,695
Series 2020 B, GO Bonds(e)	7.50%	12/15/2050	3,490	3,096,824
Copper Ridge Metropolitan District;
Series 2019, RB	5.00%	12/01/2039	4,250	3,882,898
Series 2019, RB	5.00%	12/01/2043	2,750	2,422,878
Country Club Highlands Metropolitan District; Series 2007, GO Bonds(h)	7.25%	12/01/2037	1,025	943,000
Creekside Village Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2039	1,260	1,191,517
Series 2019 A, GO Bonds	5.00%	12/01/2049	2,118	1,894,744
Series 2019, GO Bonds	7.75%	12/15/2049	568	515,484
Dacono Urban Renewal Authority; Series 2020, RB	6.25%	12/01/2039	2,632	2,466,589
Denver (City & County of), CO;
Series 2018 A, Ref. RB(b)	5.00%	12/01/2035	1,010	1,056,501
Series 2018 A, Ref. RB(b)	5.25%	12/01/2048	7,410	7,628,719
Series 2021 A, RB	4.00%	08/01/2051	10,000	9,173,589
Series 2022 A, RB(b)	5.50%	11/15/2038	1,795	2,011,093
Series 2022 A, RB(b)	5.00%	11/15/2047	7,500	7,793,255
Series 2022 A, RB(b)	4.13%	11/15/2053	7,000	6,413,933
Series 2022 A, RB(b)	5.50%	11/15/2053	7,250	7,821,022
Series 2022 D, Ref. RB(b)	5.75%	11/15/2045	10,000	11,141,591
Series 2022, RB(k)	4.00%	08/01/2051	18,990	17,420,646
Series 2022, RB(b)(k)	5.00%	11/15/2053	13,500	13,865,955

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Denver (City & County of), CO (United Airlines, Inc.); Series 2017, Ref. RB(b)	5.00%	10/01/2032	$12,500	$ 12,217,947
Denver Gateway Center Metropolitan District;
Series 2018 A, GO Bonds	5.50%	12/01/2038	1,355	1,325,570
Series 2018 A, GO Bonds	5.63%	12/01/2048	2,130	2,023,036
Denver International Business Center Metropolitan District No. 1; Series 2019 B, GO Bonds	6.00%	12/01/2048	2,290	2,249,583
Deutsche Bank Spears/Lifers Trust; Series 2013, RB(f)(j)(k)	5.00%	01/01/2024	14,350	14,547,971
Dinosaur Ridge Metropolitan District; Series 2019 A, Ref. RB	5.00%	06/01/2049	1,205	1,078,725
Dominion Water & Sanitation District; Series 2022, Ref. RB	5.88%	12/01/2052	20,000	19,322,474
Dublin North Metropolitan District No. 2; Series 2018 A, GO Bonds(f)(j)	5.13%	12/01/2023	1,637	1,706,754
E-86 Metropolitan District; Series 2021 A, GO Bonds	5.13%	12/01/2051	1,015	822,212
Eagle County School District No. Re50J; Series 2021, COP (INS - AGM)(d)	4.00%	12/01/2051	7,105	6,347,243
Eagle River Water and Sanitation District; Series 2020 A, RB (INS - AGM)(d)	4.00%	12/01/2045	1,250	1,196,551
Elbert & Highway 86 Commercial Metropolitan District;
Series 2021 A, Ref. GO Bonds(e)	5.00%	12/01/2041	1,700	1,514,687
Series 2021 A, Ref. GO Bonds(e)	5.00%	12/01/2051	2,000	1,647,480
Series 2021 B, GO Bonds(e)	8.00%	12/15/2051	1,910	1,695,085
Elbert (County of), CO Highway 86 Metropolitan District; Series 2016, Ref. GO Bonds(e)	5.75%	12/01/2046	2,600	2,531,487
Erie Commons Metropolitan District No. 2; Series 2019 B, Ref. GO Bonds	6.95%	12/15/2054	3,100	2,818,382
Evan’s Place Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2050	1,575	1,349,111
First Creek Village Metropolitan District; Series 2019 B, GO Bonds	6.75%	08/01/2049	515	503,013
Fitzsimons Village Metropolitan District No. 1; Series 2020, Ref. GO Bonds	5.00%	12/01/2049	1,036	892,362
Fitzsimons Village Metropolitan District No. 3; Series 2021 A-2, GO Bonds	7.00%	12/01/2041	7,875	6,271,143
Flying Horse Metropolitan District No. 3; Series 2019, Ref. GO Bonds(e)	6.00%	12/01/2049	2,965	2,782,406
Forest Trace Metropolitan District No. 3; Series 2020 B, GO Bonds	7.88%	12/15/2049	933	906,568
Geos Neighborhood Metropolitan District; Series 2021, GO Bonds(c)	6.13%	12/01/2050	3,075	2,473,651
Grand Junction (City of), CO Dos Rios General Improvement District; Series 2021, RB(e)	4.75%	12/01/2051	3,000	2,271,062
Green Valley Ranch East Metropolitan District No. 6; Series 2020 A, GO Bonds	5.88%	12/01/2050	3,325	3,152,090
Haskins Station Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	925	787,884
Highlands-Mead Metropolitan District;
Series 2020 B, GO Bonds(e)	7.75%	12/15/2050	515	468,468
Series 2020, GO Bonds	5.13%	12/01/2050	1,395	1,218,421
HM Metropolitan District No. 2; Series 2021, GO Bonds(c)	5.75%	12/01/2051	24,038	11,627,159
Home Place Metropolitan District; Series 2020 A, GO Bonds	5.75%	12/01/2050	2,340	2,234,453
Hunters Overlook Metropolitan District No. 5; Series 2019 B, GO Bonds	8.50%	12/15/2049	1,825	1,689,720
Hunting Hill Metropolitan District; Series 2018, Ref. GO Bonds	5.63%	12/01/2048	5,015	4,831,228
Interpark Metropolitan District; Series 2018, GO Bonds(e)	5.50%	12/01/2048	1,614	1,525,889
Interquest South Business Improvement District; Series 2017, GO Bonds	5.00%	12/01/2047	1,365	1,231,683
Jefferson (County of), CO Center Metropolitan District No. 1; Series 2020 B, Ref. RB	5.75%	12/15/2050	9,909	9,442,281
Johnstown North Metropolitan District No. 2;
Series 2022 A, GO Bonds	7.00%	08/15/2052	3,015	3,045,901
Series 2022 B, GO Bonds	9.13%	09/01/2052	2,000	2,032,335
Jones District Community Authority Board; Series 2020 A, RB(c)	5.75%	12/01/2050	6,800	5,575,723
Karl’s Farm Metropolitan District No. 2; Series 2020 A, GO Bonds(e)	5.63%	12/01/2050	1,695	1,547,579
Karl’s Farm Metropolitan District No. 3; Series 2021, GO Bonds	5.75%	12/01/2051	6,295	5,356,431
Kinston Metropolitan District No. 5;
Series 2020 A, GO Bonds	5.13%	12/01/2050	3,900	3,077,038
Series 2020 B, GO Bonds	7.50%	12/15/2052	3,850	3,412,095
Ledge Rock Center Commercial Metropolitan District;
Series 2022, GO Bonds(e)	7.00%	11/01/2052	7,000	6,887,397
Series 2022, GO Bonds(e)	7.38%	11/01/2052	10,830	10,661,870
Series 2022, GO Bonds(e)	9.25%	12/01/2052	9,189	9,135,900
Leyden Ranch Metropolitan District;
Series 2017 B, GO Bonds	7.00%	12/15/2047	500	454,959
Series 2017 C, GO Bonds	11.00%	12/15/2050	600	556,553
Littleton Village Metropolitan District No. 2; Series 2018, Ref. GO Bonds	7.63%	12/15/2028	1,140	1,119,329
Lochbuie Station Residential Metropolitan District;
Series 2020 A, GO Bonds	5.75%	12/01/2050	1,185	1,133,422
Series 2020 B, GO Bonds	8.00%	12/15/2050	521	479,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Meadowlark Metropolitan District;
Series 2020 A, GO Bonds	5.13%	12/01/2050	$750	$ 646,076
Series 2020 B, GO Bonds	7.63%	12/15/2050	607	551,860
Millers Landing Business Improvement District;
Series 2018 A, RB(e)	6.00%	12/01/2048	7,960	7,371,361
Series 2018 B, RB(e)	8.00%	12/01/2048	2,185	2,007,628
Mirabelle Metropolitan District No. 2; Series 2020 B, GO Bonds	7.38%	12/15/2049	1,473	1,325,542
Morgan Hill Metropolitan District No. 3; Series 2021 B, GO Bonds	6.38%	12/15/2051	1,460	1,322,073
Mountain Shadows Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2046	1,000	909,434
Mountain Sky Metropolitan District; Series 2020 A, GO Bonds	5.00%	12/01/2049	980	869,423
Mulberry Metropolitan District No. 2;
Series 2022 B, GO Bonds	9.00%	12/15/2052	2,500	2,532,364
Series 2022, RB	7.00%	12/01/2034	5,000	5,068,422
Murata Farms Residential Metropolitan District; Series 2022, GO Bonds	6.13%	12/01/2051	4,205	3,736,473
North Holly Metropolitan District; Series 2018 A, GO Bonds	5.50%	12/01/2048	1,760	1,672,752
North Range Metropolitan District No. 3; Series 2020 A, GO Bonds	5.25%	12/01/2050	7,320	6,581,720
Painted Prairie Public Improvement Authority; Series 2019, RB	5.00%	12/01/2049	17,000	15,140,669
Penrith Park Metropolitan District;
Series 2019 A, GO Bonds	5.00%	12/01/2049	1,705	1,525,278
Series 2019 B, GO Bonds	8.75%	12/15/2049	900	833,540
Pinon Pines Metropolitan District No. 2; Series 2020, GO Bonds	5.00%	12/01/2050	1,195	1,040,503
Powhaton Road Metropolitan District No. 2; Series 2019 A, GO Bonds(f)(j)	5.63%	12/01/2023	2,290	2,392,447
Prairie Farm Metropolitan District;
Series 2018 A, GO Bonds	5.25%	12/01/2048	2,290	2,298,224
Series 2018 B, GO Bonds	7.38%	12/15/2048	1,270	1,237,515
Pronghorn Valley Metropolitan District; Series 2021 A, GO Bonds	4.00%	12/01/2051	650	477,121
Pueblo Urban Renewal Authority (Evraz); Series 2021, RB(e)	4.75%	12/01/2045	3,375	1,522,949
PV-ERU Holding Trust; Series 2019, RB(l)	0.00%	02/14/2039	12,585	2,642,850
Raindance Metropolitan District No. 2; Series 2019 B, GO Bonds	7.50%	12/15/2049	2,285	2,060,603
Remuda Ranch Metropolitan District;
Series 2020 A, GO Bonds	5.00%	12/01/2050	2,300	2,010,359
Series 2020 B, GO Bonds	7.63%	12/15/2050	573	517,607
Rendezvous Metropolitan District No. 4; Series 2018 A, GO Bonds	5.63%	12/01/2048	4,340	4,180,963
Ridgeline Vista Metropolitan District; Series 2021 A, GO Bonds	5.25%	12/01/2060	1,000	939,115
Ritoro Metropolitan District; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	1,819,020
Riverwalk Metropolitan District No. 2;
Series 2022 A, RB	5.00%	12/01/2052	4,000	3,395,391
Series 2022 B, RB	7.75%	12/15/2052	5,000	4,549,901
Rudolph Farms Metropolitan District No. 6; Series 2022 A, GO Bonds	6.50%	06/01/2052	23,575	22,678,853
Sabell Metropolitan District;
Series 2020 A, GO Bonds(e)	5.00%	12/01/2050	1,060	907,890
Series 2020 B-3, GO Bonds(e)	8.25%	12/15/2050	605	553,152
Second Creek Farm Metropolitan District No. 3;
Series 2019 A, GO Bonds	5.00%	12/01/2049	6,195	5,541,991
Series 2019 B, GO Bonds	7.63%	12/15/2049	1,696	1,538,528
Series 2021 C, GO Bonds(e)	7.63%	12/15/2052	8,288	7,319,604
Settler’s Crossing Metropolitan District No. 1; Series 2020 B, GO Bonds	7.63%	12/15/2050	598	543,678
Settler’s Crossing Metropolitan District No. 1 (Senior Bonds); Series 2020 A, GO Bonds(e)	5.13%	12/01/2050	1,630	1,418,430
Sheridan Station West Metropolitan District; Series 2022 B3, GO Bonds	7.00%	12/15/2051	1,614	1,548,300
Sky Ranch Community Authority Board;
Series 2019 B, RB	7.63%	12/15/2049	806	840,647
Series 2019, RB	5.00%	12/01/2049	2,835	2,702,225
Series 2022 A, RB	5.75%	12/01/2052	5,000	4,625,610
Series 2022 B, GO Bonds	8.75%	12/15/2052	6,367	6,098,888
South Aurora Regional Improvement Authority; Series 2018, RB	6.25%	12/01/2057	2,815	2,634,036
South Timnath Metropolitan District No. 1;
Series 2019 A, GO Bonds	5.50%	12/01/2048	1,000	915,220
Series 2019 B, GO Bonds	8.00%	12/15/2048	2,208	2,045,569
Southglenn Metropolitan District; Series 2016, Ref. GO Bonds	5.00%	12/01/2036	810	784,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Colorado–(continued)
Spring Hill Metropolitan District No. 3; Series 2022 B, GO Bonds(e)	9.50%	12/15/2045	$3,464	$ 3,494,608
Spring Valley Metropolitan District No. 3;
Series 2020 A, GO Bonds	5.00%	12/01/2049	1,360	1,218,024
Series 2020 B, GO Bonds	8.50%	12/15/2049	656	605,568
Spring Valley Metropolitan District No. 4;
Series 2020 A, GO Bonds	5.13%	12/01/2050	1,775	1,507,078
Series 2020 B, GO Bonds	7.63%	12/15/2050	2,810	2,508,329
STC Metropolitan District No. 2; Series 2019 B, GO Bonds	8.00%	12/15/2049	3,954	3,633,956
Sterling Ranch Community Authority Board;
Series 2020 B, RB	7.13%	12/15/2050	741	701,226
Series 2022 A, Ref. RB	6.75%	12/01/2053	27,225	27,400,364
Stone Creek Metropolitan District;
Series 2018 A, GO Bonds	5.63%	12/01/2047	1,995	1,926,466
Series 2018, GO Bonds	7.88%	12/15/2047	600	560,821
Sweetgrass Metropolitan District No. 2; Series 2022 B, Ref. GO Bonds	7.50%	12/15/2049	1,175	1,137,845
Tailholt Metropolitan District No. 3; Series 2018 A, GO Bonds	6.00%	12/01/2048	7,550	7,253,123
Tallyn’s Reach Metropolitan District No. 3; Series 2013, Ref. GO Bonds(e)(f)(j)	5.00%	12/01/2023	274	277,403
Talon Pointe Metropolitan District; Series 2019 A, Ref. GO Bonds	5.25%	12/01/2051	2,150	1,667,490
Three Springs Metropolitan District No. 1; Series 2020 B, Ref. GO Bonds	7.13%	12/15/2050	1,685	1,498,559
Timnath Ranch Metropolitan District No. 4;
Series 2018 A, GO Bonds	5.25%	12/01/2037	1,500	1,467,942
Series 2018 A, GO Bonds	5.38%	12/01/2047	1,900	1,779,599
Series 2018 B, GO Bonds	7.75%	12/15/2047	953	889,676
Trails at Crowfoot Metropolitan District No. 3; Series 2019 A, GO Bonds	5.00%	12/01/2049	2,000	1,786,224
Trails Metropolitan District; Series 2021, GO Bonds	5.00%	12/01/2051	6,999	5,707,677
Transport Metropolitan District No. 3;
Series 2021 A-1, GO Bonds	5.00%	12/01/2051	4,000	3,166,990
Series 2021 A-2, GO Bonds(c)	5.50%	12/01/2051	3,000	2,195,392
Two Bridges Metropolitan District;
Series 2018 A, GO Bonds	5.63%	08/01/2048	1,605	1,552,352
Series 2018 B, GO Bonds	7.88%	08/01/2048	508	470,035
Village at Dry Creek Metropolitan District No. 2 (The); Series 2019, GO Bonds	4.38%	12/01/2044	1,295	1,069,885
Village at Southgate Metropolitan District; Series 2018 A, GO Bonds(e)	5.63%	12/01/2048	1,375	1,318,970
Waterfall Metropolitan District No. 1; Series 2022 B, Ref. GO Bonds	8.25%	12/01/2052	985	949,761
Westcreek Metropolitan District No. 2; Series 2019 A, GO Bonds	5.38%	12/01/2048	1,300	1,214,199
White Buffalo Metropolitan District No. 3; Series 2020, GO Bonds	5.50%	12/01/2050	2,785	2,544,869
Wild Plum Metropolitan District;
Series 2019 A, GO Bonds(f)(j)	5.00%	12/01/2024	600	630,806
Series 2019 B, GO Bonds(e)(f)(j)	7.75%	12/01/2024	504	553,570
Willow Bend Metropolitan District; Series 2019 B, GO Bonds	7.63%	12/15/2049	755	682,485
Willow Springs Metropolitan District; Series 2019 B, GO Bonds	7.75%	12/15/2049	650	588,115
Woodmen Heights Metropolitan District No. 2; Series 2020 B-1, Ref. GO Bonds	6.25%	12/15/2040	1,793	1,674,981
				699,583,050

Connecticut–0.11%
Connecticut (State of) Health & Educational Facilities Authority (Nuvance Health);
Series 2019 A, Ref. RB	4.00%	07/01/2041	3,870	3,435,620
Series 2019 A, Ref. RB	4.00%	07/01/2049	3,000	2,504,930
Georgetown (City of), CT Special Taxing District; Series 2006 A, GO Bonds(g)(h)	5.13%	10/01/2036	470	56,400
Mashantucket Western Pequot Tribe; Series 2013, RB(g)	6.05%	07/01/2031	13,420	2,985,951
				8,982,901

District of Columbia–2.84%
District of Columbia (Green Bonds); Series 2022 A, RB(b)	5.50%	02/28/2037	1,850	1,946,319
District of Columbia Tobacco Settlement Financing Corp.;
Series 2001, RB	6.75%	05/15/2040	32,955	33,926,507
Series 2006 C, RB(l)	0.00%	06/15/2055	850,680	79,161,473
Series 2006 D, RB(l)	0.00%	06/15/2055	555,000	43,553,181

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
District of Columbia–(continued)
Metropolitan Washington Airports Authority;
Series 2018 A, Ref. RB(b)	5.00%	10/01/2048	$1,810	$ 1,841,895
Series 2019 A, RB(b)(k)	4.00%	10/01/2035	11,530	11,398,534
Series 2019 A, Ref. RB(b)	5.00%	10/01/2044	3,500	3,616,578
Series 2019 A, Ref. RB(b)	5.00%	10/01/2049	16,585	16,965,309
Series 2020 A, Ref. RB(b)	4.00%	10/01/2038	5,570	5,399,624
Series 2020 A, Ref. RB(b)	4.00%	10/01/2039	2,385	2,291,484
Series 2021 A, Ref. RB(b)	4.00%	10/01/2051	15,800	14,252,004
Metropolitan Washington Airports Authority (Dulles Metrorail and Capital Improvement); Series 2019 B, Ref. RB	4.00%	10/01/2053	10,000	8,812,875
				223,165,783

Florida–11.09%
Amelia Concourse Community Development District;
Series 2007, RB(g)(h)	5.75%	05/01/2038	3,865	3,749,050
Series 2016, RB	6.00%	05/01/2047	1,850	1,870,483
Series 2019 B-2, RB	7.25%	05/01/2029	55	52,332
Amelia Concourse Community Development District (Capital Improvement); Series 2019 A, RB	5.65%	05/01/2049	2,500	2,494,799
Arlington Ridge Community Development District; Series 2006 A, RB	5.50%	05/01/2036	1,710	1,710,254
Avenir Community Development District (Assessment Area No. 3 - Master Infrastructure);
Series 2023, RB	5.38%	05/01/2043	3,235	3,083,601
Series 2023, RB	5.63%	05/01/2054	4,000	3,806,522
Babcock Ranch Community Independent Special District;
Series 2022, RB	5.00%	05/01/2042	2,000	1,898,475
Series 2022, RB	5.00%	05/01/2053	1,500	1,380,932
Black Creek Community Development District (Expansion Area); Series 2022, RB	5.63%	06/15/2052	1,500	1,482,871
Broward (County of), FL;
Series 2019 A, RB	5.00%	09/01/2049	8,605	8,863,815
Series 2019 A, RB(b)	4.00%	10/01/2049	12,505	11,286,548
Series 2019 A, RB(b)	5.00%	10/01/2049	24,805	25,289,122
Series 2019 B, RB(b)	4.00%	09/01/2049	15,500	13,796,429
Broward (County of), FL (Convention Center Expansion); Series 2021, RB	4.00%	09/01/2051	25,000	22,003,593
Buckeye Park Community Development District; Series 2008 A, RB	7.88%	05/01/2038	910	904,827
Capital Trust Agency, Inc. (Advantage Academy of Hillsborough);
Series 2019 A, RB	5.00%	12/15/2049	1,545	1,546,199
Series 2019 A, RB	5.00%	12/15/2054	1,085	1,078,278
Capital Trust Agency, Inc. (Atlantic Housing Foundation Property); Series 2017 B, RB	6.00%	07/01/2042	2,820	2,312,298
Capital Trust Agency, Inc. (Elim Senior Housing, Inc.);
Series 2017, RB(e)	5.63%	08/01/2037	1,025	806,301
Series 2017, RB(e)	5.88%	08/01/2052	3,925	2,791,784
Capital Trust Agency, Inc. (Florida Charter Educational Foundation, Inc.);
Series 2018 A, RB(e)	5.38%	06/15/2038	850	821,142
Series 2018 A, RB(e)	5.38%	06/15/2048	1,590	1,449,837
Capital Trust Agency, Inc. (Franklin Academy);
Series 2020, RB(e)	5.00%	12/15/2050	3,955	3,366,415
Series 2020, RB(e)	5.00%	12/15/2055	2,845	2,378,821
Capital Trust Agency, Inc. (Paragon Academy of Technology and Sunshine Elementary Charter School);
Series 2019 A, RB(e)	5.75%	06/01/2054	3,735	3,272,516
Series 2019 B, RB(e)	6.00%	06/01/2028	360	336,928
Capital Trust Agency, Inc. (Viera Charter Schools, Inc.);
Series 2017 A, RB(e)	5.00%	10/15/2047	1,100	994,665
Series 2017 A, RB(e)	5.00%	10/15/2052	755	668,991
Carlton Lakes Community Development District;
Series 2015, RB	5.63%	11/01/2036	760	772,617
Series 2015, RB	5.75%	11/01/2047	1,855	1,864,466
CFM Community Development District; Series 2004 A, RB(g)(h)	6.25%	05/01/2035	1,987	20
Chapel Creek Community Development District; Series 2006 A, RB(g)(h)	5.50%	05/01/2038	7,075	4,740,250

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Charlotte (County of), FL Industrial Development Authority (Town & Country Utilities);
Series 2021, RB(b)(e)	4.00%	10/01/2041	$1,500	$ 1,214,891
Series 2021, RB(b)(e)	4.00%	10/01/2051	5,000	3,744,787
City of South Miami Health Facilities Authority, Inc.; Series 2018, RB(k)	4.00%	08/15/2036	14,000	14,082,230
Clearwater Cay Community Development District; Series 2006 A, RB(g)(h)	5.50%	05/01/2037	13,074	7,452,213
Collier (County of), FL Industrial Development Authority (Gulf Coast Academy South);
Series 2017 A, RB(e)	5.00%	12/01/2037	1,150	1,076,865
Series 2017 A, RB(e)	5.00%	12/01/2047	1,875	1,643,419
County of Miami-Dade FL Transit System; Series 2023, RB(k)	5.00%	07/01/2052	25,475	27,228,223
Creekside Community Development District; Series 2006, RB(g)(h)	5.20%	05/01/2038	1,690	760,500
CrossCreek Community Development District;
Series 2007 A, RB	5.60%	05/01/2039	10	9,791
Series 2016 A, RB	5.60%	05/01/2037	85	83,039
Escambia (County of), FL Health Facilities Authority; Series 2020, Ref. RB	4.00%	08/15/2050	7,000	6,115,173
Florida (State of);
Series 2018, GO Bonds(k)	4.00%	07/01/2037	3,725	3,792,933
Series 2018, GO Bonds(k)	4.00%	07/01/2038	4,030	4,058,596
Series 2018, GO Bonds(k)	4.00%	07/01/2039	4,195	4,163,126
Series 2018, GO Bonds(k)	4.00%	07/01/2040	4,360	4,287,302
Florida (State of) Department of Transportation; Series 2013 A, RB	4.00%	07/01/2037	9,510	9,503,735
Florida Development Finance Corp. (Central Charter School); Series 2022, Ref. RB(e)	6.00%	08/15/2057	3,250	2,994,180
Florida Development Finance Corp. (Florida Charter Foundation, Inc.); Series 2016 A, RB(e)	5.00%	07/15/2046	6,045	5,619,687
Florida Development Finance Corp. (Learning Gate Community School);
Series 2018 A, Ref. RB	5.00%	02/15/2038	300	301,945
Series 2018 A, Ref. RB	5.00%	02/15/2048	985	986,378
Florida Development Finance Corp. (Virgin Trains USA Passenger Rail);
Series 2019 A, Ref. RB(b)(e)(f)	6.38%	01/01/2026	13,000	12,076,364
Series 2019 A, Ref. RB(b)(e)(f)	6.50%	01/01/2029	14,305	13,150,245
Glades Correctional Development Corp.;
Series 2017 A, RB (Acquired 03/07/2006-12/12/2011; Cost $4,209,209)(i)	7.00%	03/01/2030	4,209	2,913,932
Series 2017 B, RB (Acquired 03/07/2006-12/12/2011; Cost $59,638)(i)	1.00%	03/01/2030	2,393	478,587
Greater Orlando Aviation Authority;
Series 2017 A, RB(b)	4.00%	10/01/2052	7,500	6,727,179
Series 2019 A, RB(b)	4.00%	10/01/2044	10,180	9,480,634
Series 2019 A, RB(b)	5.00%	10/01/2044	3,370	3,482,248
Series 2019 A, RB(b)	4.00%	10/01/2049	16,490	14,953,462
Series 2019 A, RB(b)	5.00%	10/01/2049	9,980	10,208,850
Series 2019 A, RB(b)	5.00%	10/01/2054	8,000	8,143,788
Series 2022 A, RB(b)	5.00%	10/01/2046	18,985	19,689,687
Highland Meadows Community Development District; Series 2006 A, RB	5.50%	05/01/2036	285	285,044
Hillsborough (County of), FL Aviation Authority; Series 2022, RB(b)(k)	5.00%	10/01/2047	10,000	10,354,154
Hillsborough (County of), FL Aviation Authority (Tampa International Airport);
Series 2018 A, RB(b)	5.00%	10/01/2048	11,500	11,657,499
Series 2018 E, RB(b)	5.00%	10/01/2043	3,120	3,200,189
Series 2022 A, RB(b)	4.00%	10/01/2052	9,510	8,544,163
Hillsborough (County of), FL Port District (Tamp Port Authority); Series 2018 B, RB(b)	5.00%	06/01/2046	9,700	9,831,528
Indigo Community Development District; Series 2005, RB(h)	5.75%	05/01/2036	4,775	3,199,250
Lake (County of), FL (Imagine South Lake Charter School Program);
Series 2019, RB(e)	5.00%	01/15/2049	820	736,650
Series 2019, RB(e)	5.00%	01/15/2054	635	559,891
Lake (County of), FL (Lakeside at Waterman Village); Series 2020 A, Ref. RB	5.75%	08/15/2055	2,000	1,687,735
Lake (County of), FL (Village Veranda at Lady Lake); Series 2017 A-1, RB(e)	7.13%	01/01/2052	21,000	16,380,000
Lake Helen (City of), FL (Ivy Hawn Charter School of the Arts);
Series 2018 A, RB(e)	5.50%	07/15/2048	1,685	1,498,721
Series 2018 A, RB(e)	5.75%	07/15/2053	1,830	1,710,730
Lakeland (City of), FL (Lakeland Regional Health);
Series 2015, RB	5.00%	11/15/2040	7,845	7,917,649
Series 2015, RB	5.00%	11/15/2045	9,000	9,046,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Lee (County of), FL;
Series 2021 B, RB(b)	5.00%	10/01/2046	$20,500	$ 21,040,374
Series 2021 B, RB(b)	4.00%	10/01/2051	26,000	23,001,053
Lee (County of), FL Industrial Development Authority (Preserve (The)); Series 2017 A, RB(e)	5.75%	12/01/2052	1,785	1,238,695
Legends Bay Community Development District; Series 2007 A, RB	5.88%	05/01/2038	2,385	2,386,128
Magnolia Creek Community Development District; Series 2007 A, RB(g)(h)	5.90%	05/01/2039	590	324,500
Magnolia West Community Development District; Series 2017, RB	5.35%	05/01/2037	170	171,092
Miami (City of) & Dade (County of), FL School Board; Series 2015 A, Ref. COP	5.00%	05/01/2032	10	10,327
Miami-Dade (County of), FL;
Series 2014 A, Ref. RB(b)	5.00%	10/01/2036	9,265	9,378,648
Series 2017 B, Ref. RB(b)	5.00%	10/01/2040	5,020	5,138,243
Series 2019 A, RB(b)	5.00%	10/01/2044	6,170	6,304,784
Series 2019 B, RB	4.00%	10/01/2049	80,000	73,401,992
Series 2021, RB	4.00%	10/01/2051	7,845	7,105,663
Series 2022 A, Ref. RB(b)	5.25%	10/01/2052	24,500	25,578,860
Subseries 2021 B-1, Ref. RB(b)	4.00%	10/01/2046	16,935	15,257,488
Subseries 2021 B-1, Ref. RB(b)	4.00%	10/01/2050	35,880	32,060,535
Miami-Dade (County of), FL Expressway Authority;
Series 2010 A, RB	5.00%	07/01/2040	8,420	8,424,593
Series 2014 A, RB	5.00%	07/01/2044	11,410	11,472,180
Miami-Dade (County of), FL Transit System;
Series 2018, RB	4.00%	07/01/2045	11,000	10,405,394
Series 2022, RB	5.00%	07/01/2048	8,835	9,518,906
Series 2022, RB(k)	5.00%	07/01/2050	14,210	15,253,467
Series 2022, RB(k)	5.00%	07/01/2051	40,980	43,909,254
Nassau (County of), FL (Nassau Care Centers, Inc.); Series 2008, RB (Acquired 12/27/2007; Cost $8,600,000)(i)	6.90%	01/01/2038	8,600	7,215,833
Naturewalk Community Development District; Series 2007 A, RB(g)(h)	5.50%	05/01/2038	4,345	1,390,400
Palm Beach (County of), FL Health Facilities Authority (Baptist Health South Florida); Series 2019, RB	4.00%	08/15/2049	5,000	4,514,072
Palm Beach (County of), FL Health Facilities Authority (Toby & Leon Cooperman Sinai Residences of Boca Raton Expanison); Series 2020, RB	5.00%	06/01/2055	2,000	1,754,487
Palm Coast Park Community Development District; Series 2006, RB	5.70%	05/01/2037	9,280	9,283,564
Pinellas (County of), FL Industrial Development Authority (2017 Foundation for Global Understanding); Series 2019, RB	5.00%	07/01/2039	1,750	1,692,213
Polk (County of), FL Industrial Development Authority (Carpenter’s Home Estates); Series 2019, Ref. IDR	5.00%	01/01/2055	800	673,066
Polk (County of), FL Industrial Development Authority (Mineral Development LLC); Series 2020, RB(b)(e)	5.88%	01/01/2033	23,500	23,593,514
Portofino Isles Community Development District (Portofino Court); Series 2005, RB(g)(h)	5.60%	05/01/2036	5,905	3,661,100
Reunion East Community Development District;
Series 2002 A-2, RB(g)(h)	7.38%	05/01/2033	1,425	14
Series 2005, RB(g)(h)	5.80%	05/01/2036	3,420	34
Ridgewood Trails Community Development District; Series 2007 A, RB	5.65%	05/01/2038	120	120,033
Seminole (County of), FL; Series 2022, Ref. RB	5.00%	10/01/2052	13,850	14,555,365
Seminole (County of), FL Industrial Development Authority (Progressive Healthcare Providers/Fern Park, LLC Facility); Series 2005 A, RB	7.50%	03/01/2035	3,265	2,965,502
South Bay Community Development District;
Series 2005 A, RB(g)(h)	5.95%	05/01/2036	5,110	51
Series 2005 A-1, Ref. RB	5.95%	05/01/2036	5,860	5,783,032
Series 2005 A-2, Ref. RB(g)(h)	6.60%	05/01/2036	3,800	1,900,000
Series 2005 B-2, Ref. RB(g)(h)	6.60%	05/01/2025	3,240	1,620,005
Tern Bay Community Development District; Series 2005 A, RB	5.38%	05/01/2037	540	540,068
Town Center at Palm Coast Community Development District; Series 2005, RB	6.00%	05/01/2036	10,435	10,437,000
Treeline Preserve Community Development District; Series 2007 A, RB(g)(h)	6.80%	05/01/2039	4,950	693,000
Villages of Avignon Community Development District (The); Series 2007 A, RB(g)(h)	5.40%	05/01/2037	755	37,750

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Florida–(continued)
Villages of Glen Creek Community Development District;
Series 2016 A-1, RB	4.75%	05/01/2026	$295	$ 294,239
Series 2016 A-1, RB	5.25%	05/01/2036	1,080	1,075,859
Series 2016 A-1, RB	5.38%	05/01/2046	1,815	1,748,322
Series 2016 A-2, RB	5.38%	05/01/2046	1,945	1,873,546
Waterford Estates Community Development District; Series 2006 A, RB	5.50%	05/01/2037	2,255	2,255,365
Waterstone Community Development District;
Series 2007 A, RB(c)(h)	6.88%	05/01/2037	1,214	777,943
Series 2007 B, RB(h)(l)	0.00%	11/01/2028	7,342	4,413,860
West Villages Improvement District;
Series 2005 A-1, RB	5.75%	05/01/2036	7,970	7,974,271
Series 2005 A-2, RB(g)(h)	5.75%	05/01/2036	7,610	4,413,800
West Villages Improvement District (Development Unit No. 8);
Series 2022, RB	5.38%	05/01/2042	1,500	1,482,214
Series 2022, RB	5.50%	05/01/2053	2,500	2,431,675
Westridge Community Development District; Series 2005, RB	5.80%	05/01/2037	1,465	1,465,219
Westside Community Development District;
Series 2019 2, RB(g)	5.65%	05/01/2037	1,010	675,711
Series 2019 2, RB	7.20%	05/01/2038	520	348,604
Wildwood (City of), FL Utility Dependent District (South Sumter Utility); Series 2021, RB (INS - BAM)(d)	5.00%	10/01/2052	4,750	4,881,914
Zephyr Ridge Community Development District; Series 2006 A, RB(g)(h)	5.63%	05/01/2037	2,635	1,317,238
				871,150,746

Georgia–2.29%
Atlanta (City of), GA Department of Aviation;
Series 2022 A, RB	4.00%	07/01/2052	10,000	9,275,648
Series 2022, RB(b)(k)	5.00%	07/01/2044	23,280	24,029,248
Conyers (City of), GA (Salem Gate); Series 2021, RB	5.00%	03/01/2045	5,485	4,256,480
Development Authority of Lagrange (College); Series 2021, Ref. RB	5.00%	10/15/2052	21,350	18,863,161
Floyd (County of), GA Development Authority (The Spires at Berry College);
Series 2018 A, RB	5.75%	12/01/2033	3,100	2,979,655
Series 2018 A, RB	6.00%	12/01/2038	6,850	6,586,385
Series 2018 A, RB	6.25%	12/01/2048	19,530	18,547,754
Series 2018 A, RB	6.50%	12/01/2053	13,210	12,765,930
Gainesville (City of) & Hall (County of), GA Development Authority (Riverside Military Academy);
Series 2017, Ref. RB	5.00%	03/01/2027	1,860	1,741,430
Series 2017, Ref. RB	5.00%	03/01/2037	6,885	5,610,197
Series 2017, Ref. RB	5.00%	03/01/2047	8,860	6,520,412
Series 2017, Ref. RB	5.13%	03/01/2052	3,475	2,517,365
George L Smith II Congress Center Authority (Convention Center Hotel);
Series 2021, RB	4.00%	01/01/2054	6,800	5,395,822
Series 2021, RB(e)	5.00%	01/01/2054	4,750	3,728,435
Georgia (State of) Municipal Electric Authority (Plant Vogtle Units 3 & 4); Series 2019, RB (INS - BAM)(d)	4.00%	01/01/2049	4,000	3,563,755
Georgia (State of) Ports Authority;
Series 2022, RB	4.00%	07/01/2047	5,000	4,791,288
Series 2022, RB	4.00%	07/01/2052	7,000	6,558,366
Georgia (State of) Road & Tollway Authority;
Series 2014 A, RB(e)(j)(l)	0.00%	06/01/2024	1,305	1,237,212
Series 2014 A, RB(e)(f)(j)(l)	0.00%	06/01/2024	3,750	1,946,015
Series 2014 B, RB(c)(e)(f)(j)	7.00%	06/01/2024	13,600	13,706,438
Main Street Natural Gas, Inc.;
Series 2019 A, RB	5.00%	05/15/2043	3,400	3,393,877
Series 2023 A, RB(f)	5.00%	06/01/2030	11,000	11,447,408

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Georgia–(continued)
Oconee (County of), GA Industrial Development Authority (Presbyterian Village Athens);
Series 2018 A-1, RB	6.13%	12/01/2038	$2,635	$ 2,398,052
Series 2018 A-1, RB	6.25%	12/01/2048	3,675	3,146,591
Series 2018 A-1, RB	6.38%	12/01/2053	3,090	2,638,530
Series 2018 A-2, RB(f)	5.50%	12/01/2028	2,090	1,892,006
				179,537,460

Hawaii–0.48%
Hawaii (State of);
Series 2020 A, Ref. RB(b)	4.00%	07/01/2033	2,250	2,281,906
Series 2020 A, Ref. RB(b)	4.00%	07/01/2036	600	589,986
Series 2020 C, Ref. RB	4.00%	07/01/2037	600	604,574
Series 2020 C, Ref. RB	4.00%	07/01/2038	750	752,912
Series 2020 C, Ref. RB	4.00%	07/01/2040	425	413,412
Series 2022-XX1217, RB (INS - BAM)(b)(d)(k)(m)	5.00%	07/01/2051	32,450	33,223,686
				37,866,476

Idaho–0.15%
Boise City (City of), ID (Public Parking Facilities);
Series 2021 A, Ref. RB	5.00%	09/01/2046	4,000	4,278,677
Series 2021 A, Ref. RB	5.00%	09/01/2051	5,125	5,449,044
Idaho (State of) Health Facilities Authority (Valley Vista Care Corp.); Series 2017 A, Ref. RB	5.25%	11/15/2047	960	710,912
Idaho (State of) Housing & Finance Association (Compass Public Charter School, Inc.);
Series 2018 A, RB(e)	6.00%	07/01/2039	370	389,570
Series 2018 A, RB(e)	6.00%	07/01/2054	1,135	1,177,774
Nampa Local Improvement District No. 148; Series 2010, RB	6.63%	09/01/2030	67	67,067
				12,073,044

Illinois–3.09%
Chicago (City of), IL (Cottage View Terrace Apartments); Series 2000 A, RB (CEP - GNMA)(b)	6.13%	02/20/2042	30	30,017
Chicago (City of), IL (O’Hare International Airport);
Series 2013, RB	5.50%	01/01/2026	1,680	1,682,835
Series 2017 D, RB(b)	5.00%	01/01/2042	14,115	14,335,644
Series 2017 D, RB(b)	5.00%	01/01/2047	2,500	2,526,077
Series 2017 D, RB(b)	5.00%	01/01/2052	5,000	5,038,803
Series 2018 A, Ref. RB(b)	5.00%	01/01/2048	5,000	5,091,434
Series 2018 B, RB	5.00%	01/01/2053	16,890	17,414,975
Series 2018, RB(b)	5.00%	07/01/2048	3,750	3,714,014
Series 2022 A, RB(b)	5.50%	01/01/2055	20,000	21,234,980
Chicago (City of), IL Board of Education;
Series 2016 A, Ref. GO Bonds	7.00%	12/01/2044	7,000	7,379,055
Series 2016 B, GO Bonds	6.50%	12/01/2046	1,500	1,574,757
Series 2016, RB	6.00%	04/01/2046	5,700	5,886,751
Series 2018, RB	5.00%	04/01/2046	7,555	7,312,050
Chicago (City of), IL Midway International Airport; Series 2014 A, Ref. RB(b)	5.00%	01/01/2033	3,000	3,023,137
Du Page (County of), IL Special Service Area No. 31 (Monarch Landing, Inc.); Series 2006, RB	5.63%	03/01/2036	814	796,360
Evanston (City of), IL (Roycemore School); Series 2021, RB(e)	4.63%	04/01/2051	1,250	885,499
Gilberts (Village of), IL Special Service Area No. 24 (The Conservancy); Subseries 2014 A, RB	5.38%	03/01/2034	2,070	1,846,497
Harvey (City of), IL;
Series 2007 A, Ref. GO Bonds (Acquired 09/02/2009; Cost $ 4,913,092)(g)(i)	5.50%	12/01/2027	6,165	5,648,681
Series 2007 A, Ref. GO Bonds (Acquired 09/03/2009; Cost $ 1,365,806)(g)(i)	5.63%	12/01/2032	1,800	1,649,250
Illinois (State of);
Series 2006, GO Bonds	5.50%	01/01/2029	5,000	5,418,939
Series 2014, GO Bonds	5.00%	02/01/2039	2,865	2,877,676
Series 2017 C, GO Bonds	5.00%	11/01/2029	625	653,642
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2029	6,500	6,851,855
Series 2018 A, Ref. GO Bonds	5.00%	10/01/2033	3,360	3,501,577
Series 2018 B, Ref. GO Bonds	5.00%	10/01/2030	3,000	3,154,025
Illinois (State of) (Rebuild Illinois Program); Series 2019 B, GO Bonds	4.00%	11/01/2035	1,930	1,857,128

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Illinois–(continued)
Illinois (State of) Development Finance Authority (CITGO Petroleum Corp.); Series 2002, RB(b)	8.00%	06/01/2032	$2,940	$ 2,942,460
Illinois (State of) Finance Authority;
Series 2006, RB(b)	6.50%	12/01/2037	8,445	6,583,157
Series 2017, Ref. RB (Acquired 06/05/2018; Cost $2,020,241)(i)	5.00%	02/15/2027	2,000	900,000
Series 2017, Ref. RB (Acquired 04/03/2019; Cost $6,022,965)(i)	5.00%	02/15/2037	7,000	3,150,000
Series 2017, Ref. RB	5.13%	05/15/2038	1,000	714,650
Series 2017, Ref. RB	5.25%	05/15/2042	3,220	2,200,104
Series 2017, Ref. RB	5.00%	08/01/2042	575	572,224
Series 2017, Ref. RB (Acquired 05/07/2019; Cost $2,764,639)(i)	5.13%	02/15/2045	3,120	1,404,000
Series 2017, Ref. RB	5.25%	05/15/2054	3,825	2,400,204
Illinois (State of) Finance Authority (DePaul College Prep Foundation); Series 2023, Ref. RB(e)	5.63%	08/01/2053	3,500	3,412,752
Illinois (State of) Finance Authority (Dominican University);
Series 2022, Ref. RB	5.00%	03/01/2047	1,100	1,044,403
Series 2022, Ref. RB	5.00%	03/01/2052	1,080	1,006,013
Illinois (State of) Finance Authority (Lutheran Communities Obligated Group); Series 2019 A, Ref. RB	5.00%	11/01/2049	2,450	1,992,398
Illinois (State of) Finance Authority (Northshore University Health);
Series 2020, Ref. RB	4.00%	08/15/2040	4,000	3,787,726
Series 2020, Ref. RB	4.00%	08/15/2041	1,750	1,648,966
Illinois (State of) Finance Authority (Rogers Park Montessori School);
Series 2014, Ref. RB	6.00%	02/01/2034	575	578,870
Series 2014, Ref. RB	6.13%	02/01/2045	1,310	1,316,082
Illinois (State of) Finance Authority (Rosalind Franklin University); Series 2017, Ref. RB	5.00%	08/01/2047	700	685,718
Illinois (State of) Finance Authority (Villa St. Benedict);
Series 2015, Ref. RB	6.13%	11/15/2035	3,330	3,371,288
Series 2015, Ref. RB	6.38%	11/15/2043	4,400	4,452,118
Illinois (State of) Housing Development Authority (Stonebridge of Gurnee);
Series 2016 A, RB(e)	5.45%	01/01/2046	1,640	1,184,186
Series 2016 A, RB(e)	5.60%	01/01/2056	1,775	1,235,887
Illinois (State of) Metropolitan Pier & Exposition Authority (McCormick Place Expansion);
Series 2002 A, RB (INS - AGM)(d)(l)	0.00%	12/15/2040	15,000	6,502,309
Series 2010 B, Ref. RB (INS - AGM)(d)(l)	0.00%	06/15/2046	15,000	4,745,508
Series 2010 B-1, Ref. RB (INS - AGM)(d)(l)	0.00%	06/15/2044	17,055	6,034,832
Series 2010 B-1, Ref. RB (INS - AGM)(d)(l)	0.00%	06/15/2047	31,755	9,508,454
Series 2012 B, RB (INS - AGM)(d)(l)	0.00%	12/15/2041	5,000	2,044,584
Series 2017, Ref. RB (INS - AGM)(d)(l)	0.00%	12/15/2056	22,000	3,962,075
Illinois (State of) Toll Highway Authority; Series 2013 A, RB	5.00%	01/01/2038	9,765	9,773,220
Matteson (Village of), IL; Series 2015, RB	6.50%	12/01/2035	1,200	1,232,660
Morton Grove (Village of), IL (Sawmill Station Redevelopment); Series 2019, RB	5.00%	01/01/2039	2,000	1,810,540
Mundelein (Village of), IL; Series 2019, GO Bonds (INS - AGM)(d)	4.00%	12/15/2044	4,500	4,296,389
Plano (City of), IL Special Service Area No. 5 (Lakewood Springs Club); Series 2006, RB	6.00%	03/01/2036	1,172	1,131,505
Quad Cities Regional Economic Development Authority (Pheasant Ridge Apartments); Series 2005, RB(b)	6.38%	08/01/2040	4,875	3,089,208
Robbins (Village of), IL; Series 1999 C, RB(b)	7.25%	10/15/2024	0	155
Sales Tax Securitization Corp.; Series 2018 A, Ref. RB	5.00%	01/01/2048	4,000	4,108,929
Southwestern Illinois Development Authority; Series 2006, RB(g)	5.63%	11/01/2026	2,795	1,677,000
Villa Park (Village of), IL (Garden Station Redevelopment); Series 2021, RB	4.50%	12/31/2038	1,915	1,402,415
Volo (Village of), IL Special Service Area No. 17; Series 2017, Ref. RB	5.50%	03/01/2047	1,188	1,170,410
Will (County of), IL; Series 2019, GO Bonds	4.00%	11/15/2047	2,000	1,918,733
				242,377,790

Indiana–1.44%
Allen (County of), IN (Evergreen Village Fort Wayne); Series 2019, RB	6.38%	02/01/2039	10,000	9,496,869
Anderson (City of), IN (Sweet Galilee at the Wigwam); Series 2020, RB(e)	5.38%	01/01/2040	2,745	2,232,829
Columbus (City of), IN (Vivera Senior Living); Series 2019, RB	5.63%	05/01/2039	11,925	9,907,753
Evansville (City of), IN (Silver Birch of Evansville); Series 2017, RB	5.45%	01/01/2038	3,430	2,777,645
Fort Wayne (City of), IN (Silver Birch at Cook Road); Series 2018, RB(e)	5.63%	01/01/2038	7,000	5,886,132

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Indiana–(continued)
Fort Wayne (City of), IN (Silver Birch of Fort Wayne);
Series 2017, RB	5.13%	01/01/2032	$510	$ 442,576
Series 2017, RB	5.35%	01/01/2038	3,850	3,143,079
Goshen (City of), IN (Green Oaks of Goshen); Series 2021 A, RB(e)	5.00%	08/01/2041	4,065	3,109,079
Indiana (State of) Finance Authority; Series 2017, Ref. RB	5.38%	07/01/2047	2,050	1,939,534
Indiana (State of) Finance Authority (Irvington Community School);
Series 2018 A, Ref. RB(e)	5.90%	07/01/2038	770	761,517
Series 2018 A, Ref. RB(e)	6.00%	07/01/2048	1,185	1,147,449
Indiana (State of) Housing & Community Development Authority;
Series 2016 A, RB	5.75%	01/01/2036	6,225	5,424,617
Series 2016, RB	5.50%	01/01/2037	3,740	3,136,529
Indiana (State of) Housing & Community Development Authority (Glasswater Creek of Whitestown); Series 2020, RB(e)	5.38%	10/01/2040	7,000	5,665,101
Indiana (State of) Housing & Community Development Authority (Lake Meadows Assisted Living); Series 2019 A, RB(e)	5.00%	01/01/2039	3,365	2,595,255
Indiana (State of) Housing & Community Development Authority (Vita of Marion);
Series 2021 A, RB(e)	5.00%	04/01/2031	660	576,575
Series 2021 A, RB(e)	5.25%	04/01/2041	4,000	3,190,444
Jeffersonville (City of), IN (Vivera Senior Living); Series 2020 A, RB(e)	5.25%	11/01/2040	4,500	3,584,397
Kokomo (City of), IN (Silver Birch at KOKOMO);
Series 2017, RB	5.75%	01/01/2034	1,095	976,859
Series 2017, RB	5.88%	01/01/2037	4,540	3,989,180
Lafayette (City of), IN (Glasswater Creek of Lafayette);
Series 2017, RB	5.60%	01/01/2033	925	823,690
Series 2017, RB	5.80%	01/01/2037	5,160	4,500,580
Merrillville (Town of), IN (Belvedere Housing); Series 2016, RB	5.75%	04/01/2036	4,965	4,319,345
Mishawaka (City of), IN; Series 2018, RB	5.75%	10/01/2038	17,405	13,638,836
Mishawaka (City of), IN (Silver Birch of Mishwaka);
Series 2017, RB(e)	5.10%	01/01/2032	455	394,113
Series 2017, RB(e)	5.38%	01/01/2038	5,475	4,481,894
Plainfield (Town of), IN (Glasswater Creek of Plainfield); Series 2018, RB	5.38%	09/01/2038	7,955	6,477,736
Terre Haute (City of), IN (Silver Birch of Terre Haute); Series 2017, RB	5.35%	01/01/2038	3,880	3,167,571
Valparaiso (City of), IN (Green Oaks of Valparaiso); Series 2021, RB(e)	5.38%	12/01/2041	3,600	2,802,931
Vincennes (City of), IN; Series 2016, Ref. RB(e)	6.25%	01/01/2029	2,530	2,253,972
				112,844,087

Iowa–0.25%
Clear Lake (City of), IA (Timbercrest Apartments, LLC);
Series 2018, RB	6.00%	10/01/2043	1,405	1,287,155
Series 2018, RB	6.00%	10/01/2048	2,780	2,472,038
Iowa (State of) Finance Authority; Series 2007, RB(g)	5.90%	12/01/2028	1,160	3,016
Iowa (State of) Finance Authority (PHS Council Bluffs, Inc.);
Series 2018, RB	5.00%	08/01/2038	750	620,998
Series 2018, RB	5.13%	08/01/2048	1,750	1,347,436
Series 2018, RB	5.25%	08/01/2055	2,500	1,901,132
Iowa (State of) Finance Authority (Riserville Holdings); Series 2021, RB(b)(e)	5.00%	12/01/2051	5,960	4,521,741
Iowa (State of) Finance Authority (Wedum Walnut Ridge LLC); Series 2007 B, RB	5.38%	06/01/2025	285	279,247
Iowa (State of) Tobacco Settlement Authority;
Series 2021 A-2, Ref. RB	4.00%	06/01/2049	250	218,290
Series 2021 B-1, Ref. RB	4.00%	06/01/2049	850	832,218
Series 2021 B-2, Ref. RB(l)	0.00%	06/01/2065	54,300	5,859,312
				19,342,583

Kansas–0.15%
Ellis County Unified School District No. 489 Hays;
Series 2022 B, Ref. GO Bonds (INS - AGM)(d)	5.00%	09/01/2042	2,250	2,431,115
Series 2022 B, Ref. GO Bonds (INS - AGM)(d)	5.00%	09/01/2047	2,750	2,928,630
Series 2022 B, Ref. GO Bonds (INS - AGM)(d)	4.00%	09/01/2052	4,000	3,699,192
Goddard (City of), KS (Olympic Park Star Bond); Series 2021, RB	3.50%	06/01/2034	1,420	1,238,369
Olathe (City of), KS; Series 2006, RB(h)(n)	5.00%	03/01/2026	2,555	1,124,173

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Kansas–(continued)
Pittsburgh (City of), KS; Series 2006, RB	4.90%	04/01/2024	$135	$ 135,178
				11,556,657

Kentucky–0.10%
Kentucky (Commonwealth of) Economic Development Finance Authority (Owensboro Health, Inc.); Series 2017 A, Ref. RB	5.00%	06/01/2045	1,000	1,002,282
Kentucky (Commonwealth of) Property & Building Commission (No. 119);
Series 2018, RB (INS - BAM)(d)	5.00%	05/01/2033	900	984,459
Series 2018, RB (INS - BAM)(d)	5.00%	05/01/2034	800	869,871
Kentucky (Commonwealth of) Public Energy Authority; Series 2022 A-1, RB(f)	4.00%	08/01/2030	4,220	4,131,309
Kuttawa (City of), KY; Series 1999, RB	6.75%	03/01/2029	1,120	1,036,783
				8,024,704

Louisiana–0.45%
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority;
Series 2018 A, RB(b)(e)	5.25%	05/01/2043	1,220	1,119,877
Series 2019, RB(e)	4.40%	11/01/2044	3,190	2,978,355
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Glen Retirement System);
Series 2019 A, RB	5.00%	01/01/2049	16,535	11,572,861
Series 2019 A, RB	5.00%	01/01/2055	12,000	8,068,146
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (Green Bonds); Series 2018, RB(e)	5.38%	11/01/2038	2,280	2,368,228
Louisiana (State of) Local Government Environmental Facilities & Community Development Authority (St. Tammany Parish Gomesa); Series 2020, RB(e)	3.88%	11/01/2045	4,250	3,565,054
St. James (Parish of), LA (Nustar Logistics, L.P.);
Series 2010, RB(e)	6.35%	07/01/2040	5,115	5,520,332
Series 2010, RB(e)	6.35%	10/01/2040	440	474,867
				35,667,720

Maine–0.18%
Maine (State of) Finance Authority; Series 2015 R-2, RB(b)(e)(f)	4.38%	08/01/2025	2,000	1,957,187
Rumford (Town of), ME (Boise Cascade Corp.); Series 2001, Ref. RB(b)	6.88%	10/01/2026	12,265	12,292,280
				14,249,467

Maryland–1.15%
Baltimore (City of), MD (Centerwest Development);
Series 2017 A, RB	5.38%	06/01/2036	1,100	1,108,528
Series 2017 A, RB	5.50%	06/01/2043	1,360	1,369,420
Baltimore (City of), MD (Convention Center Hotel);
Series 2017, Ref. RB	5.00%	09/01/2027	2,780	2,778,545
Series 2017, Ref. RB	5.00%	09/01/2028	4,350	4,373,776
Series 2017, Ref. RB	5.00%	09/01/2029	3,630	3,666,137
Series 2017, Ref. RB	5.00%	09/01/2031	1,210	1,223,246
Series 2017, Ref. RB	5.00%	09/01/2033	1,000	1,008,689
Series 2017, Ref. RB	5.00%	09/01/2034	1,105	1,110,670
Series 2017, Ref. RB	5.00%	09/01/2035	2,250	2,250,508
Series 2017, Ref. RB	5.00%	09/01/2036	3,525	3,484,429
Baltimore (County of), MD; Series 2018, GO Bonds(k)	4.00%	03/01/2040	9,525	9,495,476
Maryland (State of) Stadium Authority; Series 2018, RB(j)(k)	5.00%	05/01/2047	45,950	48,099,697
Maryland Economic Development Corp. (Purple Line) (Green Bonds); Series 2022 B, RB(b)	5.25%	06/30/2055	10,000	10,014,720
				89,983,841

Massachusetts–1.38%
Massachusetts (Commonwealth of);
Series 2020 E, GO Bonds	5.00%	11/01/2050	6,810	7,280,126
Series 2022 E, GO Bonds	5.00%	11/01/2052	45,020	48,694,276
Massachusetts (Commonwealth of) (Rail Enhancement & Accelerated Bridge Program); Series 2019 A, RB	5.00%	06/01/2049	1,000	1,060,887

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Massachusetts–(continued)
Massachusetts (Commonwealth of) Development Finance Agency (Linden Ponds, Inc. Facility); Series 2018, RB(e)	5.13%	11/15/2046	$4,565	$ 4,625,696
Massachusetts (Commonwealth of) Development Finance Agency (Merrimack College); Series 2014, RB	5.13%	07/01/2044	4,000	4,018,818
Massachusetts (Commonwealth of) Development Finance Agency (Williams College); Series 2013 P, RB	5.00%	07/01/2043	4,200	4,201,875
Massachusetts (Commonwealth of) Port Authority;
Series 2019 A, Ref. RB(b)	5.00%	07/01/2038	5,000	5,265,324
Series 2019 A, Ref. RB(b)	5.00%	07/01/2039	6,000	6,296,803
Series 2022, RB(b)(k)	5.00%	07/01/2046	15,000	15,564,119
Massachusetts (Commonwealth of) Transportation Fund (Sustainability Bonds); Series 2022, RB	5.00%	06/01/2050	1,045	1,124,843
Saugus (Town of), MA;
Series 2018, GO Bonds(k)	4.00%	03/01/2039	2,240	2,240,628
Series 2018, GO Bonds(k)	4.00%	03/01/2040	2,500	2,480,088
Series 2018, GO Bonds(k)	4.00%	03/01/2041	2,670	2,627,148
Series 2018, GO Bonds(k)	4.00%	03/01/2042	2,750	2,678,882
				108,159,513

Michigan–1.77%
Academy of Warren; Series 2020 A, RB(e)	5.50%	05/01/2050	1,000	802,349
Advanced Technology Academy;
Series 2019, Ref. RB	5.00%	11/01/2034	400	380,274
Series 2019, Ref. RB	5.00%	11/01/2044	1,175	1,058,465
American Montessori Academy; Series 2017, RB	7.00%	12/01/2046	1,515	1,444,205
Charyl Stockwell Academy;
Series 2015, Ref. RB	5.50%	10/01/2035	2,740	2,615,398
Series 2015, Ref. RB	5.75%	10/01/2045	4,140	3,848,599
Detroit (City of), MI; Series 2003, GO Bonds (INS - SGI)(d)	5.25%	04/01/2023	15	15,505
Detroit City School District; Series 2013, GO Bonds (INS - AGM)(d)(k)	6.00%	05/01/2029	10,100	11,175,355
Grand Rapids Economic Development Corp. (Clark Retirement Community, Inc.);
Series 2019 A, Ref. RB	5.50%	04/01/2039	4,365	3,325,348
Series 2019 A, Ref. RB	5.75%	04/01/2049	19,320	13,858,168
Series 2019 A, Ref. RB	5.75%	04/01/2054	13,990	9,724,530
Series 2019 B, RB	6.00%	04/01/2027	4,090	3,860,447
Haslett Public Schools; Series 2018, GO Bonds	5.00%	05/01/2048	3,150	3,330,534
Michigan (State of) Building Authority (Facilities Program); Series 2022 I, RB	4.00%	10/15/2052	4,250	4,001,535
Michigan (State of) Finance Authority;
Series 2005 A, RB	6.00%	12/01/2035	1,400	1,321,276
Series 2007, RB	6.50%	12/01/2037	535	531,925
Series 2008 C, RB(l)	0.00%	06/01/2058	804,975	31,918,225
Series 2014, Ref. RB (Acquired 10/29/2018-09/28/2021; Cost $16,505,428)(e)(i)	6.75%	07/01/2044	16,465	15,851,895
Michigan (State of) Finance Authority (Henry Ford Health System); Series 2016, Ref. RB	5.00%	11/15/2041	200	203,177
Michigan (State of) Finance Authority (Old Redforf Academy); Series 2010 A, RB	5.90%	12/01/2030	1,180	1,153,394
Michigan (State of) Finance Authority (Universal Learning Academy); Series 2018, Ref. RB	5.75%	11/01/2040	2,000	2,001,732
Pontiac (City of), MI Arts & Technology Academy; Series 2016, Ref. RB	6.00%	11/01/2046	3,465	2,779,999
Troy School District; Series 2023, GO Bonds	5.00%	05/01/2052	10,000	10,702,866
Wayne (County of), MI; Series 1999, RB(b)	6.00%	12/01/2029	13,160	13,167,705
				139,072,906

Minnesota–0.79%
Bethel (City of), MN (Benedictine Health System - St. Peter Communities); Series 2018 A, Ref. RB	5.50%	12/01/2048	3,330	2,690,364
Bethel (City of), MN (Birchwood Landing At The Lakes At Stillwater Project); Series 2019, RB	5.00%	05/01/2054	2,610	2,121,981
Bethel (City of), MN (The Lodge At The Lakes At Stillwater);
Series 2018, RB	5.00%	06/01/2053	600	493,708
Series 2018, RB	5.25%	06/01/2058	1,625	1,350,894
Brooklyn Center (City of), MN (Sanctuary at at Brooklyn Center);
Series 2016 A, RB	5.50%	11/01/2035	8,895	5,337,000
Series 2016 B, RB	6.50%	11/01/2035	3,060	1,836,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Minnesota–(continued)
Cottonwood (City of), MN (Extreme Holdings LLC);
Series 2021 A, RB(b)(e)	5.00%	12/01/2050	$6,630	$ 4,875,532
Series 2021 B, RB(e)	6.50%	12/01/2026	510	477,945
Dakota (County of), MN Community Development Agency (Sanctuary at West St. Paul); Series 2015, RB (Acquired 01/18/2019; Cost $5,682,650)(i)	6.00%	08/01/2035	5,735	4,383,003
Duluth (City of), MN Economic Development Authority (Cambia Hills of Wast Bethel);
Series 2018, RB(g)	5.45%	12/01/2046	380	83,600
Series 2018, RB(g)	5.63%	12/01/2055	1,000	220,000
Independence (City of), MN (Spero Academy);
Series 2021 A, RB	5.00%	07/01/2056	13,325	9,215,687
Series 2021 B, RB	6.00%	07/01/2028	625	572,983
International Falls (City of), MN (Boise Cascade Corp.); Series 1999, Ref. RB(b)	6.85%	12/01/2029	6,570	6,585,027
Minneapolis & St. Paul (Cities of), MN Metropolitan Airports Commission;
Series 2022 B, Ref. RB(b)	5.00%	01/01/2047	4,000	4,109,700
Series 2022 B, Ref. RB(b)	5.25%	01/01/2047	3,775	3,946,326
Minneapolis (City of), MN (Kipp North Star); Series 2020 A, RB	5.75%	07/01/2055	3,000	2,935,087
Minneapolis (City of), MN (Riverton Community Housing); Series 2018, RB(e)	5.00%	08/01/2053	500	475,704
Minneapolis (City of), MN (Spero Academy);
Series 2017 A, RB(e)	6.25%	07/01/2037	1,075	1,090,724
Series 2017 A, RB(e)	6.50%	07/01/2048	4,740	4,799,927
Red Wing (City of), MN; Series 2018 A, RB	5.00%	08/01/2053	515	416,567
St. Paul (City of), MN Housing & Redevelopment Authority; Series 2004, RB	6.25%	03/01/2029	1,388	1,243,062
St. Paul (City of), MN Housing & Redevelopment Authority (Great River School); Series 2017 A, RB(e)	5.50%	07/01/2052	1,075	1,056,472
St. Paul (City of), MN Housing & Redevelopment Authority (Twin Cities German Immersion School);
Series 2019, RB	5.00%	07/01/2049	1,000	888,905
Series 2019, RB	5.00%	07/01/2055	1,000	866,797
				62,072,995

Mississippi–0.35%
Mississippi (State of) Development Bank (Jackson Convention Center); Series 2013 A, Ref. RB (INS - BAM)(d)	5.00%	03/01/2036	10,000	11,290,909
Mississippi State University Educational Building Corp.; Series 2018, RB(k)	4.00%	08/01/2043	13,015	12,306,911
Stonebridge Public Improvement District; Series 2007, RB(g)	7.50%	10/01/2042	16,410	2,576,370
Tunica (County of), MS; Series 2019, Ref. RB	6.00%	10/01/2040	1,350	1,189,295
				27,363,485

Missouri–1.58%
Branson (City of), MO Commerce Park Community Improvement District; Series 2007 A, RB(g)	5.75%	06/01/2026	4,900	980,000
Branson (City of), MO Industrial Development Authority (Branson Hills Redevelopment);
Series 2005 A, RB(h)	7.05%	05/01/2027	10,480	8,906,465
Series 2007 A, RB(h)	5.75%	05/01/2026	1,980	1,702,812
Branson (City of), MO Industrial Development Authority (Branson Landing Retail); Series 2005, RB	5.50%	06/01/2029	2,580	2,384,082
Broadway-Fairview Transportation Development District; Series 2006 A, RB(h)	6.13%	12/01/2036	570	357,675
Callaway (County of), MO Industrial Development Authority (Westminster College); Series 2021 C, RB	5.25%	10/01/2051	3,590	2,986,201
Chesterfield Valley Transportation Development District; Series 2018, RB(c)	5.50%	05/15/2046	5,000	2,899,934
Chillicothe (City of), MO (South U.S. 65); Series 2006, RB(h)	5.63%	04/01/2027	3,100	2,602,711
Dardenne Town Square Transportation Development District;
Series 2006 A, RB(h)(n)	5.00%	05/01/2026	3,020	1,389,200
Series 2006 A, RB(h)(n)	5.00%	05/01/2036	3,825	1,759,500
Grindstone Plaza Transportation Development District;
Series 2006 A, RB	5.40%	10/01/2026	335	334,970
Series 2006 A, RB	5.55%	10/01/2036	115	112,212
I-470 Western Gateway Transportation Development District; Series 2019 A, RB(e)	5.25%	12/01/2048	4,900	4,851,787
Kansas City (City of), MO Industrial Development Authority; Series 2019, RB(e)	5.00%	07/01/2040	5,505	4,704,537

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Missouri–(continued)
Kansas City (City of), MO Industrial Development Authority (Kansas City International Airport);
Series 2019 B, RB (INS - AGM)(b)(d)	5.00%	03/01/2049	$5,000	$ 5,090,250
Series 2019 B, RB(b)	5.00%	03/01/2054	41,155	41,603,392
Series 2019 B, RB (INS - AGM)(b)(d)	5.00%	03/01/2055	16,490	16,721,134
Kansas City (City of), MO Industrial Development Authority (Ward Parkway Center Community Improvement District); Series 2016 A, Ref. RB(e)	5.00%	04/01/2046	1,890	1,627,949
Lee’s Summit (City of), MO Industrial Development Authority; Series 2007, RB(g)(h)	5.75%	03/01/2029	750	435,000
Lee’s Summit (City of), MO Industrial Development Authority (Summit Fair Community Improvement District); Series 2012, RB	6.00%	05/01/2042	2,800	2,517,565
Move Rolla Transportation Development District; Series 2017, RB	4.63%	06/01/2042	2,095	1,947,284
Northwoods Transportation Development District; Series 2006 A, RB	5.85%	02/01/2031	557	485,715
Rock Hill (City of), MO Industrial Development Authority (Market at McKnight Redevelopment); Series 2015 A, RB	4.50%	11/01/2028	675	616,341
St. Charles (County of), MO Industrial Development Authority (Suemandy/Mid-Rivers Community Improvement District); Series 2016, RB(e)	5.00%	10/01/2046	2,750	2,238,622
St. Louis (City of), MO; Series 2007, RB(h)(n)	6.30%	04/01/2027	3,043	699,890
St. Louis (City of), MO (Abbey Condominiums); Series 2007, RB(h)	5.50%	05/29/2028	2,031	858,778
St. Louis (City of), MO Industrial Development Authority; Series 2010 A, RB(g)(h)	8.00%	04/27/2033	4,580	137,400
St. Louis (City of), MO Land Clearance for Redevelopment Authority;
Series 2018 A, RB	5.00%	04/01/2038	4,000	4,155,111
Series 2018 B, RB	6.38%	04/01/2043	2,000	1,638,972
St. Louis (City of), MO Land Clearance for Redevelopment Authority (Scottrade Center); Series 2018 A, RB	5.00%	04/01/2048	1,955	1,999,247
St. Louis (County of), MO; Series 2007 A, RB(h)	5.50%	09/02/2028	1,108	321,320
St. Louis (County of), MO (Printers Lofts Tax Increment Financing); Series 2006, RB(h)(n)	6.00%	08/21/2026	1,660	265,600
St. Louis (County of), MO (Washington Park Redevelopment);
Series 2006, RB(h)(n)	6.00%	08/21/2026	2,442	537,240
Series 2007 A, RB(h)	5.50%	01/20/2028	2,196	922,320
Series 2007 B, RB(h)(n)	5.50%	01/20/2028	1,510	75,500
St. Louis (County of), MO Industrial Development Authority; Series 2019 A, Ref. RB(e)	5.88%	03/01/2033	3,100	2,829,446
Stone Canyon Community Improvement District; Series 2007, RB(g)(h)	5.75%	04/01/2027	975	253,500
				123,949,662

Montana–0.01%
Hardin (City of), MT; Series 2006, RB(h)(n)	6.25%	09/01/2031	5,935	1,068,300

Nevada–0.53%
Clark (County of), NV; Series 2018 A, GO Bonds(k)	5.00%	05/01/2048	27,500	28,898,389
Clark (County of), NV (Special Improvement District No. 128);
Series 2007 A, RB	5.00%	02/01/2026	595	596,727
Series 2007 A, RB	5.05%	02/01/2031	730	731,321
Clark (County of), NV (Stadium Improvement Bonds); Series 2018 A, GO Bonds	5.00%	06/01/2043	7,160	7,574,036
Las Vegas (City of), NV Special Improvement District No. 815; Series 2020, RB	5.00%	12/01/2049	1,000	932,952
Mesquite (City of), NV; Series 2005, RB	5.50%	08/01/2025	90	90,388
Reno (City of), NV (ReTRAC - Reno Transportation Rail Access Corridor); Series 2018 C, Ref. RB(e)(l)	0.00%	07/01/2058	23,500	2,915,960
				41,739,773

New Hampshire–0.53%
New Hampshire (State of) Business Finance Authority; Series 2020-1A, RB	4.13%	01/20/2034	7,164	7,053,123
New Hampshire (State of) Business Finance Authority (Social Bonds); Series 2022-2A, RB	4.00%	10/20/2036	25,870	24,162,448
New Hampshire (State of) Business Finance Authority (Vista (The));
Series 2019 A, RB(e)	5.25%	07/01/2039	1,400	1,280,623
Series 2019 A, RB(e)	5.63%	07/01/2046	770	705,078
Series 2019 A, RB(e)	5.75%	07/01/2054	5,430	4,947,797

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New Hampshire–(continued)
New Hampshire (State of) Health and Education Facilities Authority (Hillside Village);
Series 2017 A, RB (Acquired 02/13/2020; Cost $983,197)(e)(g)(i)	5.25%	07/01/2027	$918	$ 202,018
Series 2017 A, RB (Acquired 06/12/2017; Cost $1,440,007)(e)(g)(i)	6.13%	07/01/2037	1,440	316,802
Series 2017 A, RB (Acquired 06/12/2017; Cost $722,090)(e)(g)(i)	6.25%	07/01/2042	722	158,860
Series 2017 A, RB (Acquired 06/12/2017-04/28/2020; Cost $10,400,706)(e)(g)(i)	6.13%	07/01/2052	12,000	2,640,013
				41,466,762

New Jersey–1.82%
New Jersey (State of) Economic Development Authority; Series 2019 B, RB(e)	5.75%	10/01/2026	765	722,591
New Jersey (State of) Economic Development Authority (Black Horse EHT Urban Renewal LLC); Series 2019 A, RB(e)	5.00%	10/01/2039	6,000	4,478,600
New Jersey (State of) Economic Development Authority (Continental Airlines, Inc.);
Series 1999, RB(b)	5.13%	09/15/2023	5,415	5,412,967
Series 2000 B, RB(b)	5.63%	11/15/2030	8,550	8,607,151
Series 2003, RB(b)	5.50%	06/01/2033	8,000	7,952,169
Series 2012, RB(b)	5.75%	09/15/2027	15,925	15,923,965
New Jersey (State of) Economic Development Authority (Golden Door Charter School); Series 2018 A, RB(e)	6.50%	11/01/2052	690	720,739
New Jersey (State of) Economic Development Authority (Katikvah International Academy Charter School); Series 2017 A, RB(e)	5.38%	07/01/2047	1,865	1,653,650
New Jersey (State of) Economic Development Authority (Leap Academy University Charter School, Inc.);
Series 2014 A, RB(e)	6.00%	10/01/2034	565	569,360
Series 2014 A, RB(e)	6.20%	10/01/2044	750	754,200
Series 2014 A, RB(e)	6.30%	10/01/2049	500	503,170
New Jersey (State of) Economic Development Authority (Marion P. Thomas Charter School); Series 2018 A, RB(e)	5.38%	10/01/2050	5,000	4,562,120
New Jersey (State of) Economic Development Authority (Newark Downtown District Management Corp.); Series 2019, Ref. RB	5.13%	06/15/2037	2,955	3,152,402
New Jersey (State of) Economic Development Authority (North Star Academy Charter School of Newark, Inc.); Series 2017, RB	5.00%	07/15/2047	1,875	1,877,263
New Jersey (State of) Economic Development Authority (Paterson Charter School for Science and Technology, Inc.); Series 2012 A, RB	6.10%	07/01/2044	1,000	1,000,582
New Jersey (State of) Economic Development Authority (State House); Series 2017 B, RB	5.00%	06/15/2035	2,050	2,180,622
New Jersey (State of) Economic Development Authority (Teaneck Community Charter School); Series 2017 A, Ref. RB(e)	5.13%	09/01/2052	2,055	1,862,802
New Jersey (State of) Economic Development Authority (University Heights Charter School); Series 2018 A, RB(e)(g)	5.75%	09/01/2050	2,521	2,219,718
New Jersey (State of) Educational Facilities Authority (College of St. Elizabeth (The)); Series 2016 D, Ref. RB	5.00%	07/01/2046	5,000	4,444,886
New Jersey (State of) Health Care Facilities Financing Authority; Series 2018, RB (Acquired 09/14/2018; Cost $4,970,000)(e)(i)	5.75%	10/01/2038	4,970	3,822,610
New Jersey (State of) Transportation Trust Fund Authority;
Series 2008 A, RB (INS - BAM)(d)(l)	0.00%	12/15/2037	10,000	5,210,306
Series 2018 A, Ref. RN	5.00%	06/15/2031	3,300	3,465,519
Newark (City of), NJ; Series 2015 A, GO Bonds	5.00%	07/15/2029	3,583	3,722,794
Tobacco Settlement Financing Corp.;
Series 2018 A, Ref. RB	5.00%	06/01/2046	18,650	19,022,590
Series 2018 B, Ref. RB	5.00%	06/01/2046	39,350	38,957,370
				142,800,146

New Mexico–0.12%
Boulders Public Improvement District; Series 2015, RB	5.75%	10/01/2044	615	557,882
Farmington (City of), NM (San Juan and Four Corners); Series 2016 A, Ref. RB	2.15%	04/01/2033	7,355	5,957,264
Mariposa East Public Improvement District;
Series 2015 A, RB	5.90%	09/01/2032	50	46,657
Series 2015 B, RB	5.90%	09/01/2032	320	302,868
Series 2015 C, RB	5.90%	09/01/2032	420	385,064
Series 2015 D, RB(l)	0.00%	03/01/2032	330	153,144
Trails Public Improvement District; Series 2008, RB	7.75%	10/01/2038	1,770	1,769,879
				9,172,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–21.34%
Build NYC Resource Corp. (Brooklyn Navy Yard); Series 2019, Ref. RB(b)(e)	5.50%	12/31/2040	$9,655	$ 8,359,472
Erie Tobacco Asset Securitization Corp.; Series 2005 D, RB(l)	0.00%	06/01/2055	17,700	1,101,273
Essex (County of), NY Industrial Development Agency; Series 2017, RB (Acquired 05/11/2017; Cost $4,025,000)(b)(i)	6.25%	06/01/2047	4,025	3,083,920
Guilderland (Town of), NY Industrial Development Agency; Series 2017 A, RB(e)(g)	5.88%	01/01/2052	5,400	4,050,000
Long Island (City of), NY Power Authority; Series 2017, RB	5.00%	09/01/2047	5,000	5,169,116
Metropolitan Transportation Authority;
Series 2013 D, RB(f)(j)	5.25%	11/15/2023	900	913,333
Series 2013 D, RB(f)(j)	5.25%	11/15/2023	900	913,333
Series 2016 C-1, RB	5.25%	11/15/2056	5,005	4,998,667
Series 2017 D, Ref. RB	4.00%	11/15/2042	4,680	4,178,582
Series 2020 A-1, RB	4.00%	11/15/2052	12,000	10,111,356
Metropolitan Transportation Authority (Green Bonds);
Series 2017 B-1, RB	5.00%	11/15/2042	3,000	3,168,053
Series 2017 B-1, RB	5.25%	11/15/2057	10,000	10,469,178
Series 2020 A-1, RB	4.00%	11/15/2045	13,000	11,388,118
Series 2020 A-1, RB	5.00%	11/15/2049	22,270	22,440,994
Series 2020 C-1, RB	4.75%	11/15/2045	27,000	26,534,145
Series 2020 C-1, RB	5.00%	11/15/2050	30,115	30,311,895
Subseries 2016 B-1, RB	5.00%	11/15/2051	10,470	10,712,209
Monroe County Industrial Development Corp. (St. John Fisher College); Series 2011, RB	6.00%	06/01/2030	1,000	1,002,208
Monroe County Industrial Development Corp. (University of Rochester); Series 2020 A, RB	4.00%	07/01/2050	16,715	15,265,136
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 11/18/2014-01/24/2018; Cost $8,001,683)(i)	5.00%	01/01/2058	8,272	3,986,131
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $3,970,000)(e)(i)	9.00%	01/01/2041	3,970	3,281,926
New York & New Jersey (States of) Port Authority;
Series 2017, Ref. RB	5.00%	04/15/2057	10	10,369
Series 2018 206, RB(b)(k)	5.00%	11/15/2042	2,000	2,047,881
Series 2018-XF0683, Revenue Ctfs.(b)(k)	5.00%	11/15/2047	9,725	9,888,231
Series 2019 220, RB(b)	4.00%	11/01/2059	25,765	22,587,959
Series 2019, RB(b)	5.00%	11/01/2049	33,555	34,701,819
Series 2020 221, RB(b)	4.00%	07/15/2045	4,000	3,667,288
Series 2020 221, RB(b)	4.00%	07/15/2055	17,230	15,292,650
Series 2020 221, RB(b)	4.00%	07/15/2060	62,090	54,291,421
Series 2021, Ref. RB(b)	4.00%	07/15/2046	1,850	1,688,704
Series 2021, Ref. RB(b)	4.00%	07/15/2051	10,450	9,388,330
Series 2021, Ref. RB(b)	4.00%	07/15/2061	14,595	12,724,880
Series 2022, Ref. RB(b)	5.25%	08/01/2047	7,000	7,422,493
Series 2022, Ref. RB(b)	5.50%	08/01/2052	9,215	9,941,864
Two Hundred Fifth Series 2017, Ref. RB	5.00%	11/15/2047	14,610	15,385,113
Two Hundred Sixth Series 2017, Ref. RB(b)	5.00%	11/15/2047	10,000	10,167,847
Two Hundredth Series 2017, Ref. RB	5.00%	10/15/2047	10,000	10,458,076
New York (City of), NY;
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	5,000	4,691,307
Series 2021 CC-1, RB(k)	4.00%	06/15/2051	15,000	14,147,687
Series 2021 F-1, GO Bonds	5.00%	03/01/2023	200	200,000
Series 2021 F-1, GO Bonds	4.00%	03/01/2047	6,545	6,187,662
Series 2022-XF1336, RB(k)	5.00%	06/15/2051	25,000	26,618,445
Subseries 2018 F-1, GO Bonds	5.00%	04/01/2039	1,975	2,101,926
New York (City of), NY Municipal Water Finance Authority;
Series 2020 DD-1, RB	4.00%	06/15/2050	7,685	7,273,199
Series 2021 AA-1, RB	4.00%	06/15/2051	10,460	9,865,653
Series 2022 CC-1, RB	4.00%	06/15/2052	13,375	12,594,851
Series 2022-XF1336, RB(k)	5.00%	06/15/2052	10,000	10,669,946

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (City of), NY Transitional Finance Authority;
Series 2018 A-3, RB(k)	5.00%	08/01/2041	$53,425	$ 56,345,269
Series 2018 B-1, RB(k)	5.00%	08/01/2045	20,140	21,073,128
Series 2018 C-3, RB(k)	5.00%	05/01/2041	16,810	17,805,759
Series 2018 S-3, RB(k)	5.00%	07/15/2035	25,000	27,286,263
Series 2018, RB(k)	5.00%	08/01/2042	13,000	13,763,697
Series 2021 E-1, RB	4.00%	02/01/2049	16,865	15,973,504
Series 2022 C-1, RB	4.00%	02/01/2051	10,000	9,435,866
Series 2022 F-1, RB	4.00%	02/01/2051	2,500	2,358,966
Series 2022 F-1, RB	5.00%	02/01/2051	5,000	5,344,235
Series 2022, RB(k)	5.00%	08/01/2045	16,000	17,171,133
Series 2022, RB(k)	5.00%	02/01/2047	15,500	16,631,139
Series 2022, RB(k)	5.00%	02/01/2051	12,000	12,826,164
Subseries 2018 A-1, RB	5.00%	08/01/2040	2,450	2,609,176
New York (State of) Dormitory Authority;
Series 2018 A, RB(k)	5.00%	03/15/2044	15,000	15,672,774
Series 2018 E, RB(k)	5.00%	03/15/2041	10,000	10,667,309
Series 2018 E, Ref. RB	5.00%	03/15/2042	5,000	5,322,907
Series 2020 D, Ref. RB	4.00%	02/15/2047	5,000	4,728,720
Series 2021 E, Ref. RB	4.00%	03/15/2047	26,075	24,657,576
Series 2021 E, Ref. RB	4.00%	03/15/2049	25,000	23,489,742
Series 2022, RB(k)	4.00%	03/15/2048	54,290	51,114,458
Series 2022-XF2996, RB(k)	5.00%	03/15/2042	38,270	40,741,530
New York (State of) Dormitory Authority (Bidding Group 4); Series 2021 E, Ref. RB	4.00%	03/15/2045	10,645	10,137,915
New York (State of) Dormitory Authority (Rockefeller University); Series 2019 C, Ref. RB	4.00%	07/01/2049	10,000	9,332,695
New York (State of) Power Authority (Green Bonds);
Series 2020 A, Ref. RB	4.00%	11/15/2050	25,500	24,360,443
Series 2020 A, Ref. RB	4.00%	11/15/2060	28,550	26,308,420
New York (State of) Thruway Authority;
Series 2019 B, RB	4.00%	01/01/2050	19,250	17,624,407
Series 2020 N, RB	4.00%	01/01/2046	3,360	3,155,587
Series 2021 A-1, Ref. RB	4.00%	03/15/2045	12,080	11,488,079
Series 2022, RB(k)	4.00%	03/15/2051	36,050	33,679,922
Series 2022-XX1212, RB(k)(m)	4.00%	03/15/2057	59,635	54,865,613
New York (State of) Thruway Authority (Bidding Group 3); Series 2022, Ref. RB	4.00%	03/15/2044	20,965	20,041,844
New York (State of) Thruway Authority (Bidding Group 4);
Series 2021 A-1, Ref. RB	4.00%	03/15/2052	10,500	9,792,217
Series 2021 A-1, Ref. RB	4.00%	03/15/2053	18,165	16,906,313
Series 2021 A-1, Ref. RB	4.00%	03/15/2054	37,075	34,406,505
New York (State of) Thruway Authority (Group 5); Series 2021 A-1, Ref. RB	4.00%	03/15/2057	17,075	15,709,405
New York Counties Tobacco Trust V; Series 2005 S4B, RB(e)(l)	0.00%	06/01/2060	234,000	8,344,019
New York State Urban Development Corp.;
Series 2020 C, Ref. RB	5.00%	03/15/2050	10,000	10,627,212
Series 2022-XF1334, RB(k)	5.00%	03/15/2041	14,060	15,089,409
Series 2023, RB(k)	5.00%	03/15/2050	15,000	16,122,012
New York Transportation Development Corp. (American Airlines, Inc. John F. Kennedy International Airport);
Series 2020, Ref. RB(b)	5.25%	08/01/2031	13,930	14,186,081
Series 2020, Ref. RB(b)	5.38%	08/01/2036	9,800	9,902,796
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(b)	5.00%	08/01/2026	49,805	49,826,775
Series 2016, Ref. RB(b)	5.00%	08/01/2031	43,220	43,259,598
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2016 A, RB(b)	4.00%	07/01/2031	2,525	2,476,851
Series 2016 A, RB(b)	5.00%	07/01/2034	2,500	2,528,633
Series 2020, RB(b)	5.00%	10/01/2040	20,000	19,975,968
Series 2020, RB(b)	4.38%	10/01/2045	6,500	5,912,683

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment); Series 2016 A, RB(b)	5.00%	07/01/2046	$2,500	$ 2,461,320
Triborough Bridge & Tunnel Authority;
Series 2020 A, RB(k)	5.00%	11/15/2049	31,720	33,799,655
Series 2021 C-3, RB	4.00%	05/15/2051	10,000	9,159,021
Series 2022, RB(k)	4.00%	05/15/2046	17,800	16,540,600
Series 2022, RB(k)	5.00%	11/15/2054	25,750	27,337,915
Series 2022-XF1332, RB(k)	5.25%	05/15/2052	94,835	103,468,978
Triborough Bridge & Tunnel Authority (Green Bonds); Series 2022 D-2, RB	5.25%	05/15/2047	16,700	18,367,700
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2021 A, RB	4.00%	11/15/2056	5,000	4,618,004
Series 2022, RB(k)	5.25%	05/15/2052	25,000	27,398,353
Series 2022, RB(k)	5.25%	05/15/2057	20,000	21,809,976
Series 2022, RB(k)	5.25%	05/15/2062	31,400	34,110,684
Yonkers Economic Development Corp. (Charter School Education Excellence); Series 2019 A, RB	5.00%	10/15/2054	465	410,741
				1,676,018,310

North Carolina–0.28%
Charlotte (City of), NC; Series 2019 B, Ref. COP	4.00%	06/01/2039	750	746,084
North Carolina (State of) Housing Finance Agency (Social Bonds); Series 2022, RB (CEP - GNMA)	5.00%	07/01/2047	5,000	5,102,989
North Carolina (State of) Medical Care Commission (Forest at Duke (The)); Series 2021, RB	4.00%	09/01/2051	1,025	794,037
North Carolina (State of) Medical Care Commission (Novant Health Obligated Group); Series 2019, RB	4.00%	11/01/2052	16,500	15,505,357
				22,148,467

North Dakota–0.18%
Grand Forks (County of), ND (Green Bonds);
Series 2021, RB(b)(e)(g)	6.63%	12/15/2031	3,000	1,650,000
Series 2021, RB(b)(e)(g)	7.00%	12/15/2043	23,500	12,925,000
				14,575,000

Northern Mariana Islands–0.25%
Northern Mariana Islands (Commonwealth of); Series 2007 B, Ref. GO Bonds(e)	5.00%	10/01/2033	22,710	19,847,032

Ohio–3.15%
Buckeye Tobacco Settlement Financing Authority;
Series 2020 A-2, Ref. RB	4.00%	06/01/2048	8,735	7,648,620
Series 2020 B-2, Ref. RB	5.00%	06/01/2055	135,035	122,806,174
Series 2020 B-3, Ref. RB(l)	0.00%	06/01/2057	104,895	12,208,268
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Flats East Bank); Series 2021, Ref. RB(e)	4.50%	12/01/2055	725	617,645
Cleveland (City of) & Cuyahoga (County of), OH Port Authority (Playhouse Square Foundation);
Series 2018, Ref. RB	5.25%	12/01/2038	815	825,816
Series 2018, Ref. RB	5.50%	12/01/2043	735	747,594
Series 2018, Ref. RB	5.50%	12/01/2053	2,900	2,928,154
Cuyahoga (County of), OH (MetroHealth System);
Series 2017, Ref. RB	5.50%	02/15/2052	10,000	10,225,938
Series 2017, Ref. RB	5.50%	02/15/2057	4,900	5,001,039
Darke (County of), OH (Wayne Healthcare);
Series 2019 A, RB	4.00%	09/01/2040	1,000	860,596
Series 2019 A, RB	4.00%	09/01/2045	1,750	1,451,506
FirstEnergy Solutions Corp.;
Class A3(h)	3.75%	12/01/2023	7,750	28,234
Class B5(h)	3.10%	03/01/2023	2,000	7,286
Greater Cincinnati (Port of), OH Development Authority;
Series 2004, RB	6.30%	02/15/2024	280	279,343
Series 2004, RB	6.40%	02/15/2034	2,500	2,421,655
Hardin (County of), OH (Ohio Northern University); Series 2020, Ref. RB	5.50%	05/01/2050	3,000	2,609,111
Hickory Chase Community Authority (Senior Bonds); Series 2019, Ref. RB(e)	5.00%	12/01/2040	1,805	1,620,996
Lorain (County of), OH Port Authority; Series 2005 A, RB(b)	6.00%	11/15/2025	100	97,716

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Ohio–(continued)
Marion (County of), OH (United Church Homes, Inc.);
Series 2019, Ref. RB	5.00%	12/01/2039	$1,150	$ 1,035,061
Series 2019, Ref. RB	5.13%	12/01/2049	6,000	5,155,462
Norwood (City of), OH (Central Park); Series 2017, RB	6.00%	12/01/2046	1,045	924,716
Ohio (State of) (Portsmouth Bypass); Series 2015, RB(b)	5.00%	06/30/2053	4,530	4,346,286
Ohio (State of) Air Quality Development Authority (AMG Vanadium Project); Series 2019, RB(b)(e)	5.00%	07/01/2049	10,000	8,719,615
Ohio (State of) Higher Educational Facility Commission (Denison University); Series 2019, RB	5.00%	11/01/2044	10,960	11,700,557
Ohio (State of) Higher Educational Facility Commission (Hiram College); Series 2015, Ref. RB	6.00%	10/01/2041	23,000	23,249,904
Ohio (State of) Higher Educational Facility Commission (Menorah Park Obligated Group); Series 2018, Ref. RB	5.25%	01/01/2048	6,750	5,340,988
Ohio (State of) Housing Finance Agency (Sanctuary at Springboro); Series 2017, RB(e)	5.45%	01/01/2038	5,400	4,169,100
Warren (County of), OH Port Authority;
Series 2019 D, RB(e)	4.00%	12/01/2039	2,305	2,023,082
Series 2019 D, RB(e)	5.00%	12/01/2052	3,670	3,535,551
Series 2019, RB(e)	5.25%	12/01/2052	6,105	5,182,658
				247,768,671

Oklahoma–0.41%
Atoka (County of), OK Health Care Authority (Atoka Memorial Hospital); Series 2007, RB (Acquired 08/30/2007-03/01/2016; Cost $4,050,000)(i)	6.63%	10/01/2037	4,330	3,889,758
Oklahoma (State of) Ordnance Works Authority (Ralston Purina Co.); Series 1996, PCR(b)	6.50%	09/01/2026	100	100,248
Tulsa (City of), OK Airports Improvement Trust (American Airlines Group, Inc.); Series 2015, Ref. RB(b)(f)	5.00%	06/01/2025	25,905	25,935,705
Tulsa (City of), OK Authority for Economic Opportunity (Vast Bank); Series 2021, RB(e)	4.00%	12/01/2043	2,550	1,969,304
				31,895,015

Oregon–0.99%
Clackamas (County of), OR Hospital Facility Authority (Rose Villa);
Series 2020 A, Ref. RB	5.25%	11/15/2050	1,000	886,934
Series 2020 A, Ref. RB	5.38%	11/15/2055	1,000	887,440
Oregon (State of) Facilities Authority;
Series 2015 A, RB(e)	5.75%	06/15/2046	1,740	1,726,591
Series 2016 A, RB	5.25%	06/15/2051	2,625	2,335,475
Port of Portland OR Airport Revenue; Series 2023-XF1493, RB(b)(k)	4.00%	07/01/2042	12,385	11,592,111
Portland (Port of), OR;
Series 2020 A, RB(b)	4.00%	07/01/2050	10,000	9,047,636
Series 2022, RB(b)(k)	5.00%	07/01/2052	30,000	30,822,219
Portland (Port of), OR (Portland International Airport); Series 28, RB(b)(k)	4.00%	07/01/2047	22,220	20,286,951
				77,585,357

Pennsylvania–1.48%
Allegheny (County of), PA Airport Authority;
Series 2021 A, RB(b)	5.00%	01/01/2051	1,885	1,920,231
Series 2021 A, RB(b)	5.00%	01/01/2056	1,320	1,342,250
Allegheny (County of), PA Sanitary Authority; Series 2022, RB	5.00%	06/01/2053	7,125	7,530,303
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (615 Waterfront); Series 2021, RB(e)	6.00%	05/01/2042	4,005	4,056,130
Allentown (City of), PA Neighborhood Improvement Zone Development Authority (City Center);
Series 2018, RB(e)	5.38%	05/01/2042	8,000	7,928,556
Series 2022, RB(e)	5.25%	05/01/2042	3,750	3,648,166
Chester (County of), PA Industrial Development Authority (Hickman (The));
Series 2016, RB	5.25%	01/01/2037	1,710	1,374,539
Series 2016, RB	5.50%	01/01/2052	11,080	8,171,352
Chester (County of), PA Industrial Development Authority (Woodlands at Greystone);
Series 2018, RB(e)	5.00%	03/01/2038	462	445,899
Series 2018, RB(e)	5.13%	03/01/2048	887	815,498
Crawford (County of), PA Hospital Authority;
Series 2016 A, Ref. RB	6.00%	06/01/2046	2,750	2,795,509
Series 2016 A, Ref. RB	6.00%	06/01/2051	4,310	4,354,904
Dauphin (County of), PA Industrial Development Authority (Dauphin Construction Water Supply);
Series 1992 A, RB(b)	6.90%	06/01/2024	3,400	3,537,231

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Pennsylvania–(continued)
Lancaster (City of), PA; Series 2018, GO Bonds (INS - BAM)(d)	4.00%	11/01/2040	$5	$ 4,987
Montgomery (County of), PA Higher Education & Health Authority (Pennsylvania LTC, Inc.);
Series 2017, Ref. RB (Acquired 10/25/2017-02/13/2019; Cost $1,250,272)(i)	5.00%	12/01/2032	1,260	993,508
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $1,705,000)(i)	5.25%	12/01/2037	1,705	1,256,558
Series 2017, Ref. RB (Acquired 10/25/2017; Cost $487,605)(i)	5.30%	12/01/2038	500	364,171
Series 2017, Ref. RB (Acquired 10/25/2017-10/26/2017; Cost $3,128,288)(i)	5.38%	12/01/2047	3,140	2,110,955
Northampton (County of), PA Industrial Development Authority;
Series 2013 A, RB (Acquired 04/03/2013; Cost $7,245,256)(h)(i)(n)	5.00%	12/31/2023	8,238	1,482,958
Series 2013, RB(h)(n)	5.00%	12/31/2023	3,832	689,737
Pennsylvania (Commonwealth of) Economic Development Financing Authority (Penndot Major Bridges);
Series 2022, RB(b)	5.75%	06/30/2048	12,140	12,939,247
Series 2022, RB(b)	5.25%	06/30/2053	10,000	10,192,500
Series 2022, RB (INS - AGM)(b)(d)	5.00%	12/31/2057	3,750	3,793,320
Series 2022, RB(b)	6.00%	06/30/2061	9,750	10,610,723
Pennsylvania (Commonwealth of) Housing Finance Agency; Series 2018, RB (CEP - FNMA)	3.60%	08/01/2035	13	12,359
Pennsylvania (Commonwealth of) Turnpike Commission; Series 2014 B, RB	5.25%	12/01/2044	560	570,141
Philadelphia (City of), PA; Series 2021, Ref. RB(b)	5.00%	07/01/2051	5,485	5,592,896
Philadelphia (City of), PA Authority for Industrial Development (Architecture & Design Charter High School); Series 2013, RB(f)(j)	6.13%	03/15/2023	1,500	1,501,527
Philadelphia (City of), PA Authority for Industrial Development (Green Woods Charter school);
Series 2022 A, Ref. RB	5.25%	06/15/2052	1,000	916,294
Series 2022 A, Ref. RB	5.38%	06/15/2057	1,000	909,459
Philadelphia (City of), PA Authority for Industrial Development (University of the Arts); Series 2017, Ref. RB(e)	5.00%	03/15/2045	8,430	6,685,261
Southcentral Pennsylvania General Authority (WellSpan Health Obligated Group); Series 2019 A, Ref. RB	5.00%	06/01/2049	7,500	7,696,969
				116,244,138

Puerto Rico–8.37%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	220	220,073
Series 2002, RB	5.50%	05/15/2039	40,925	40,927,378
Series 2002, RB	5.63%	05/15/2043	108,400	109,489,810
Series 2005 A, RB(l)	0.00%	05/15/2050	28,000	4,913,714
Series 2005 B, RB(l)	0.00%	05/15/2055	127,450	12,862,025
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	5.50%	08/01/2031	49,020	1,286,775
HTA Trust; Series 2022 L, RB	5.25%	07/01/2038	36	35,462
PRHTA Custodial Trust; Series 2022, RB(h)	5.75%	12/06/2049	170	61,274
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(l)	0.00%	07/01/2024	4,861	4,562,627
Series 2021 A, GO Bonds(l)	0.00%	07/01/2033	18,710	10,660,318
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	16,045	16,575,191
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	15,785	16,470,055
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	35,332	37,190,326
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	0	47
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	0	239
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	11,216	9,592,109
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	59,950	49,522,254
Series 2021 A-1, GO Bonds	4.00%	07/01/2046	15,859	12,628,813
Subseries 2022, RN	0.00%	11/01/2043	76,212	32,866,353
Subseries 2022, RN	0.00%	11/01/2051	5,603	1,919,096
Subseries 2022, RN	0.00%	11/01/2051	362	158,268
Subseries 2022, RN	0.00%	11/01/2051	1,351	1,301,908
Subseries 2022, RN	0.00%	11/01/2051	1,639	215,160

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2021 A, RB(e)	5.00%	07/01/2025	$315	$ 320,381
Series 2021 A, RB(e)	5.00%	07/01/2033	900	902,371
Series 2021 A, RB(e)	5.00%	07/01/2037	450	442,291
Series 2021 A, RB(e)	4.00%	07/01/2042	1,250	1,072,507
Series 2021 B, RB(e)	5.00%	07/01/2033	5,000	5,013,171
Series 2022 A, Ref. RB(e)	5.00%	07/01/2033	4,000	4,011,375
Series 2022 A, Ref. RB(e)	5.00%	07/01/2037	6,000	5,897,216
Puerto Rico (Commonwealth of) Electric Power Authority;
Series 2003 NN, RB(g)	5.50%	12/01/2049	15	10,313
Series 2007 TT, RB(g)	5.00%	07/01/2024	15	10,406
Series 2007 TT, RB(g)	5.00%	07/01/2026	895	622,025
Series 2007 TT, RB(g)	5.00%	07/01/2027	1,990	1,383,050
Series 2007 TT, RB(g)	5.00%	07/01/2032	3,680	2,566,800
Series 2007 UU, Ref. RB (INS - AGC)(d)	5.00%	07/01/2026	7,905	7,958,424
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2026	175	175,771
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2033	22,000	22,060,982
Series 2007 VV, Ref. RB (INS - NATL)(d)	5.25%	07/01/2035	465	466,473
Series 2008 WW, RB(g)	5.38%	07/01/2024	390	272,025
Series 2008 WW, RB(g)	5.25%	07/01/2033	415	291,538
Series 2008 WW, RB(g)	5.50%	07/01/2038	605	428,038
Series 2010 AAA, RB(g)	5.25%	07/01/2023	10	6,963
Series 2010 AAA, RB(g)	5.25%	07/01/2026	4,570	3,187,575
Series 2010 AAA, RB(g)	5.25%	07/01/2028	2,600	1,813,500
Series 2010 AAA, RB(g)	5.25%	07/01/2029	445	310,388
Series 2010 AAA, RB(g)	5.25%	07/01/2030	95	66,500
Series 2010 CCC, RB(g)	5.00%	07/01/2024	35	24,281
Series 2010 CCC, RB(g)	5.00%	07/01/2027	285	198,075
Series 2010 CCC, RB(g)	5.00%	07/01/2028	540	375,300
Series 2010 XX, RB(g)	5.25%	07/01/2026	10	6,975
Series 2010 XX, RB(g)	5.25%	07/01/2027	845	589,388
Series 2010 XX, RB(g)	5.25%	07/01/2035	2,660	1,868,650
Series 2010 XX, RB(g)	5.75%	07/01/2036	18,575	13,141,812
Series 2010 XX, RB(g)	5.25%	07/01/2040	28,430	19,972,075
Series 2010 ZZ, Ref. RB(g)	5.00%	07/01/2024	215	149,156
Series 2010 ZZ, Ref. RB(g)	4.63%	07/01/2025	190	131,338
Series 2010 ZZ, Ref. RB(g)	5.25%	07/01/2025	275	191,469
Series 2010 ZZ, Ref. RB(g)	5.00%	07/01/2026	10	6,950
Series 2010 ZZ, Ref. RB(g)	5.25%	07/01/2026	1,135	791,663
Series 2012 A, RB(g)	5.00%	07/02/2029	3,100	2,154,500
Series 2012 A, RB(g)	5.05%	07/01/2042	11,925	8,317,688
Series 2013 A, RB(g)	7.25%	07/01/2030	160	115,200
Series 2013 A, RB(g)	7.00%	07/01/2040	480	346,800
Series 2013 A, RB(g)	7.00%	07/01/2043	9,080	6,560,300
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	7,140	6,622,309
Series 2022 B, RB(l)	0.00%	07/01/2032	4,640	2,900,004
Series 2022 C, RB(c)	5.00%	07/01/2053	7,937	4,406,472
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(b)	6.63%	06/01/2026	5,040	5,118,745

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB(l)	0.00%	07/01/2029	$11	$ 8,158
Series 2018 A-1, RB	4.50%	07/01/2034	11	10,907
Series 2018 A-1, RB	4.55%	07/01/2040	3,337	3,116,330
Series 2018 A-1, RB(l)	0.00%	07/01/2046	157,376	40,332,321
Series 2018 A-1, RB(l)	0.00%	07/01/2051	103,344	19,498,946
Series 2018 A-1, RB	4.75%	07/01/2053	34,576	30,993,307
Series 2018 A-1, RB	5.00%	07/01/2058	40,948	37,991,554
Series 2019 A-2, RB	4.54%	07/01/2053	4,576	3,957,278
Series 2019 A-2, RB	4.78%	07/01/2058	14,781	13,212,195
Series 2019 A-2B, RB	4.55%	07/01/2040	5,542	5,175,517
University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	5,260	5,110,121
Series 2006 Q, RB	5.00%	06/01/2036	1,025	987,418
				657,132,560

Rhode Island–0.10%
Central Falls Detention Facility Corp.; Series 2005, Ref. RB (Acquired 06/23/2005; Cost $43,767,323)(g)(i)	7.25%	07/15/2035	44,240	7,963,200

South Carolina–0.46%
Lancaster (County of), SC School District; Series 2018 XF252, GO Bonds(k)	4.00%	03/01/2036	12,555	12,703,704
South Carolina (State of) Jobs-Economic Development Authority (Green Bonds);
Series 2019 A, RB(b)(e)	7.00%	05/01/2039	5,000	3,844,915
Series 2021, RB(b)(e)	6.00%	06/01/2031	1,000	843,770
Series 2021, RB(b)(e)	6.25%	06/01/2040	1,000	754,128
Series 2021, RB(b)(e)	6.50%	06/01/2051	2,750	1,974,692
South Carolina (State of) Jobs-Economic Development Authority (Kiawah Life Plan Village, Inc.); Series 2021, RB(e)	8.75%	07/01/2025	785	831,331
South Carolina (State of) Ports Authority; Series 2018, RB(b)	5.00%	07/01/2055	3,750	3,798,943
South Carolina (State of) Public Service Authority;
Series 2014 A, RB	5.00%	12/01/2049	5,000	4,976,519
Series 2016 B, Ref. RB	5.00%	12/01/2046	6,250	6,280,499
				36,008,501

South Dakota–0.06%
South Dakota (State of) Health & Educational Facilities Authority (Sanford Obligated Group); Series 2014 B, RB	5.00%	11/01/2044	5,000	5,038,493

Tennessee–0.75%
Chattanooga (City of), TN Health, Educational & Housing Facility Board (CommonSpirit Health);
Series 2019 A-1, Ref. RB	4.00%	08/01/2038	775	732,183
Series 2019 A-1, Ref. RB	4.00%	08/01/2044	1,545	1,390,145
Series 2019 A-2, Ref. RB	5.00%	08/01/2044	1,160	1,178,346
Series 2019 A-2, Ref. RB	5.00%	08/01/2049	1,545	1,555,749
Knox County Industrial Development Board (Green Bonds) (Tompaul Knoxville, LLC Recycling); Series 2022, RB(b)(e)	9.50%	11/01/2052	10,000	10,013,125
Memphis (City of) & Shelby (County of), TN Airport Authority; Series 2021 A, RB(b)	5.00%	07/01/2045	1,500	1,541,272
Memphis (City of), TN; Series 2018, GO Bonds	4.00%	06/01/2047	10,765	10,207,370
Metropolitan Development and Housing Agency (Fifth + Broadway Development); Series 2018, RB(e)	5.13%	06/01/2036	600	606,134
Nashville (City of) & Davidson (County of), TN Metropolitan Government; Series 2022 A, GO Bonds	4.00%	01/01/2042	2,475	2,411,251
Shelby (County of), TN Health, Educational & Housing Facilities Board (Trezevant Manor);
Series 2013 A, Ref. RB	5.50%	09/01/2047	9,000	7,487,994
Series 2013 B, Ref. RB(g)	8.00%	09/01/2044	6,350	317,500
Tennessee Energy Acquisition Corp.; Series 2021 A, RB(f)	5.00%	11/01/2031	20,865	21,858,635
				59,299,704

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–9.67%
Argyle (Town of), TX (The Highlands of Argyle Public Improvement District No. 1);
Series 2017, RB	5.00%	09/01/2037	$890	$ 877,975
Series 2017, RB	5.25%	09/01/2047	1,475	1,451,036
Arlington Higher Education Finance Corp.;
Series 2020, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	1,100	1,015,452
Series 2020, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2050	2,500	2,230,497
Arlington Higher Education Finance Corp. (Great Hearts America);
Series 2020 A, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2045	1,500	1,384,708
Series 2020 A, RB (CEP - Texas Permanent School Fund)	4.00%	08/15/2055	3,175	2,787,094
Arlington Higher Education Finance Corp. (UME Preparatory Academy); Series 2017 A, RB	5.00%	08/15/2053	785	689,613
Arlington Higher Education Finance Corp. (Winfree Academy Charter School); Series 2019, Ref. RB	5.75%	08/15/2043	4,345	4,273,074
Aubrey (City of), TX (Jackson Ridge Public Improvement District Phase No. 1); Series 2015, RB	7.25%	09/01/2045	645	668,066
Aubrey Independent School District;
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(k)	4.00%	02/15/2047	20,500	19,395,298
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	23,000	21,320,004
Austin (City of), TX; Series 2022, RB(b)	5.00%	11/15/2043	3,450	3,594,192
Birdville Independent School District; Series 2023, GO Bonds	4.00%	02/15/2048	15,000	13,743,786
Brazoria County Industrial Development Corp. (Aleon Renewable); Series 2022, RB(b)(e)(f)	10.00%	06/01/2023	6,000	5,922,338
Brazoria County Industrial Development Corp. (Gladieux Metals Recycling LLC); Series 2019, RB(b)	7.00%	03/01/2039	20,600	19,055,377
Cambridge Student Housing Financing Co. L.P.;
Series 2004 C, RB(g)	9.70%	11/01/2039	4,502	1,351
Series 2004 D, RB(g)	1.00%	11/01/2039	3,659	732
Celina (City of), TX;
Series 2015, RB	6.25%	09/01/2045	1,720	1,741,409
Series 2015, RB	7.25%	09/01/2045	940	967,563
Series 2015, RB	7.50%	09/01/2045	3,765	3,825,210
Central Texas Regional Mobility Authority; Series 2020 E, RB	4.00%	01/01/2050	10,000	9,070,789
Cleveland Independent School District; Series 2020 A, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2052	5,855	5,379,768
Clifton Higher Education Finance Corp. (International Leadership of Texas); Series 2018 D, RB	6.00%	08/15/2038	5,000	5,061,032
Corpus Christi Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2052	8,000	7,350,915
Crandall (City of), TX;
Series 2021, RB(e)	4.75%	09/15/2031	100	92,460
Series 2021, RB(e)	4.25%	09/15/2041	250	216,201
Series 2021, RB(e)	5.00%	09/15/2041	500	464,520
Series 2021, RB(e)	4.50%	09/15/2051	500	420,246
Series 2021, RB(e)	5.25%	09/15/2051	500	461,849
Dallas & Fort Worth (Cities of), TX (Dallas/Fort Worth International Airport); Series 2022 B, Ref. RB	4.00%	11/01/2045	15,000	14,148,754
Dallas (City of), TX Area Rapid Transit; Series 2021 B, Ref. RB	4.00%	12/01/2051	31,180	29,296,242
DeSoto (City of), TX (Danieldale Homestead); Series 2023, RB(e)	5.50%	09/15/2050	1,500	1,428,559
Edinburg Economic Development Corp.; Series 2019, RB(e)	5.00%	08/15/2044	1,645	1,523,822
El Paso (City of), TX; Series 2021 B, GO Bonds	4.00%	08/15/2047	6,000	5,598,656
Fort Worth Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	7,000	6,621,775
Galveston (City of), TX;
Series 2014, RB	5.63%	09/01/2028	1,180	977,193
Series 2014, RB	6.00%	09/01/2038	3,325	2,319,755
Series 2014, RB	6.13%	09/01/2044	3,125	2,111,339
Godley Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	5.00%	02/15/2054	7,375	7,914,459
Grand Parkway Transportation Corp.;
Series 2015 XF2034, Revenue Ctfs.(f)(j)(k)	5.00%	10/01/2023	10,000	10,106,248
Series 2018 XF2669, Revenue Ctfs.(k)	5.00%	10/01/2048	32,525	33,737,594
Gulf Coast Industrial Development Authority; Series 1998, RB(b)	8.00%	04/01/2028	20	20,017
Harris (County of), TX Toll Road Authority (The); Series 2021, Ref. RB	4.00%	08/15/2045	18,050	17,260,087

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Hays (County of), TX (La Cima Public Improvement District);
Series 2022, RB(e)	5.50%	09/15/2042	$2,000	$ 1,995,204
Series 2022, RB(e)	5.75%	09/15/2052	3,550	3,524,953
Highway 380 Municipal Management District No. 1; Series 2022, GO Bonds (INS - BAM)(d)	4.00%	05/01/2044	2,355	2,066,644
Hitchcock Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	02/15/2048	7,250	6,944,165
Houston (City of), TX;
Series 2020 C, Ref. RB	4.00%	11/15/2049	3,500	3,277,006
Series 2021 A, RB(b)	4.00%	07/01/2046	6,400	5,816,429
Series 2021 A, RB(b)	4.00%	07/01/2048	5	4,514
Houston (City of), TX Airport System (United Airlines, Inc. Terminal E);
Series 2014, Ref. RB(b)	5.00%	07/01/2029	1,000	985,611
Series 2020 A, Ref. RB(b)	5.00%	07/01/2027	1,250	1,249,518
Houston (City of), TX Airport System (United Airlines, Inc.);
Series 2018, RB(b)	5.00%	07/15/2028	8,250	8,244,848
Series 2020 B-2, Ref. RB(b)	5.00%	07/15/2027	1,750	1,749,217
Series 2021 B-1, RB(b)	4.00%	07/15/2041	15,000	12,929,751
Humble Independent School District; Series 2023, GO Bonds (CEP - Texas Permanent School Fund)(k)	4.00%	02/15/2052	20,500	19,408,678
Krum Independent School District; Series 2022, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2052	2,500	2,316,586
Lamar Consolidated Independent School District;
Series 2023, GO Bonds(k)	4.00%	02/15/2048	37,500	35,734,305
Series 2023, GO Bonds(k)	4.00%	02/15/2053	35,000	32,802,469
Laredo (City of), TX; Series 2020 A, RB	4.00%	03/01/2050	5,975	5,396,176
Little Elm (Town of), TX; Series 2022, RB(e)	6.88%	09/01/2052	2,700	2,806,763
Mclendon-Chisholm (City of), TX (Sonoma Public Improvement); Series 2022, RB(e)	5.75%	09/15/2052	2,500	2,420,646
Midlothian (City of), TX (Westside Preserve Public Improvement District);
Series 2022, RB(e)	5.25%	09/15/2042	1,500	1,422,732
Series 2022, RB(e)	5.38%	09/15/2052	2,500	2,352,269
Mission Economic Development Corp. (Natgasoline); Series 2018, Ref. RB(b)(e)	4.63%	10/01/2031	25,000	24,436,582
New Hope Cultural Education Facilities Finance Corp. (Buckingham Senior Living Community);
Series 2021 A-1, RB	7.50%	11/15/2037	150	119,265
Series 2021 A-2, RB	7.50%	11/15/2036	2,100	1,761,114
Series 2021, RB	2.00%	11/15/2061	3,883	1,690,121
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc. - Village on the Park/Carriage Inn); Series 2016 A-1, RB	5.00%	07/01/2031	350	233,625
New Hope Cultural Education Facilities Finance Corp. (Cardinal Bay, Inc.);
Series 2016, RB	5.00%	07/02/2046	1,750	1,168,125
Series 2016, RB	5.00%	07/03/2051	1,750	1,168,125
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing Denton, LLC - Texas Woman’s University);
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2038	500	510,287
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2048	1,750	1,759,538
Series 2018 A-1, RB (INS - AGM)(d)	5.00%	07/01/2058	2,400	2,408,282
New Hope Cultural Education Facilities Finance Corp. (CHF - Collegiate Housing San Antonio I, LLC - Texas A&M University); Series 2016 A, RB(f)(j)	5.00%	04/01/2026	2,315	2,437,672
New Hope Cultural Education Facilities Finance Corp. (CHF - Stephenville, LLC - Tarleton State University);
Series 2013 A, RB(f)(j)	5.88%	04/01/2023	785	786,585
Series 2013 A, RB(f)(j)	6.00%	04/01/2023	1,950	1,954,097
New Hope Cultural Education Facilities Finance Corp. (Cumberland Academy);
Series 2020 A, RB(e)	5.00%	08/15/2040	2,390	2,254,385
Series 2020 A, RB(e)	5.00%	08/15/2050	2,220	2,002,739
New Hope Cultural Education Facilities Finance Corp. (Legacy Midtown Park); Series 2018 A, RB	5.50%	07/01/2054	8,250	6,380,747
New Hope Cultural Education Facilities Finance Corp. (Legacy Preparatory Charter Academy);
Series 2018 A, RB(e)	6.00%	08/15/2037	1,000	1,027,048
Series 2018 A, RB(e)	6.00%	08/15/2047	13,435	13,612,100

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
New Hope Cultural Education Facilities Finance Corp. (MRC Senior Living-The Langford);
Series 2016 A, RB	5.38%	11/15/2036	$400	$ 354,229
Series 2016 A, RB	5.50%	11/15/2046	650	540,515
Series 2016 A, RB	5.50%	11/15/2052	3,425	2,774,940
New Hope Cultural Education Facilities Finance Corp. (Outlook at Windhaven (The));
Series 2022 A, RB	6.63%	10/01/2043	12,185	11,805,671
Series 2022 A, RB	6.75%	10/01/2052	8,935	8,613,772
Series 2022 A, RB	6.88%	10/01/2057	13,410	12,921,989
New Hope Cultural Education Facilities Finance Corp. (Presbyterian Village North);
Series 2018, Ref. RB	5.25%	10/01/2049	2,500	2,095,877
Series 2020, RB	5.25%	10/01/2055	12,390	10,132,375
New Hope Cultural Education Facilities Finance Corp. (Wesleyan Homes, Inc.); Series 2014, RB	5.50%	01/01/2049	1,300	1,063,099
North Central Texas Housing Finance Corp. (Village of Kaufman Apartments); Series 2012, RB(f)	6.15%	01/01/2029	1,445	1,446,017
North Parkway Municipal Management District No. 1;
Series 2021, RB(e)	4.00%	09/15/2041	500	428,094
Series 2021, RB(e)	4.25%	09/15/2051	1,000	834,841
North Parkway Municipal Management District No. 1 (Major Improvements);
Series 2021, RB(e)	4.75%	09/15/2041	2,000	1,857,710
Series 2021, RB(e)	5.00%	09/15/2051	3,500	3,206,632
Pilot Point (City of), TX (Creekview Public Improvement District Zone A);
Series 2022, RB(e)	5.75%	09/15/2032	340	338,513
Series 2022, RB(e)	5.50%	09/15/2042	800	783,115
Series 2022, RB(e)	5.63%	09/15/2052	1,450	1,415,294
Series 2022, RB(e)	6.13%	09/15/2052	2,070	2,088,259
Pilot Point (City of), TX (Creekview Public Improvement District Zone B);
Series 2022, RB(e)	5.50%	09/15/2042	750	734,171
Series 2022, RB(e)	5.63%	09/15/2052	1,300	1,268,885
Pilot Point (City of), TX (Mobberly Public Area No. 2);
Series 2022, RB(e)	5.38%	09/15/2027	350	350,276
Series 2022, RB(e)	5.63%	09/15/2032	400	403,429
Series 2022, RB(e)	6.00%	09/15/2052	4,000	4,028,232
Pilot Point (City of), TX (Mobberly Public Improvement District);
Series 2022, RB(e)	5.50%	09/15/2048	2,000	1,962,300
Series 2022, RB(e)	6.50%	09/15/2052	1,484	1,506,923
Pottsboro Higher Education Finance Corp. (Imagine International Academy of North Texas LLC);
Series 2016 A, RB	5.00%	08/15/2036	655	625,932
Series 2016 A, RB	5.00%	08/15/2046	1,000	908,830
Princeton (City of), TX (Eastridge Public Improvement District);
Series 2022, RB(e)	5.13%	09/01/2042	845	819,836
Series 2022, RB(e)	5.25%	09/01/2052	1,375	1,304,015
Red River Education Finance Corp. (Houston Baptist University); Series 2017, Ref. RB	5.50%	10/01/2046	9,620	9,742,849
Red River Health Facilities Development Corp. (MRC Crossing); Series 2014 A, RB(f)(j)	8.00%	11/15/2024	3,000	3,227,499
Rowlett (City of), TX (Bayside Public Improvement District North Improvement Area); Series 2016, RB	6.00%	09/15/2046	455	452,960
Sabine Neches Housing Finance Corp. (Fox Run Apartments); Series 2012, RB(f)	6.15%	01/01/2029	1,725	1,725,334
San Antonio (City of), TX;
Series 2021 A, RB(k)	5.00%	02/01/2046	10,000	10,579,255
Series 2021 A, RB(k)	5.00%	02/01/2049	3,605	3,799,434
San Antonio Municipal Facilities Corp. (City Tower Renovation); Series 2021, RB	4.00%	08/01/2048	13,000	12,660,911
San Antonio Water System; Series 2023, RB(k)	4.00%	05/15/2051	20,000	18,427,780
Sanger Industrial Development Corp. (Texas Pellets); Series 2012 C, RB (Acquired 08/31/2012; Cost $26,820,000)(b)(g)(h)(i)	7.50%	07/01/2038	26,820	6,705,000
Tarrant County Cultural Education Facilities Finance Corp. (Baylor Health Care System); Series 2013 A, RB(f)(j)	4.00%	05/15/2023	585	585,921
Tarrant County Cultural Education Facilities Finance Corp. (Buckner Senior Living - Ventana);
Series 2017, RB	6.75%	11/15/2047	3,500	3,518,535
Series 2017, RB	6.75%	11/15/2052	2,100	2,105,029

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Texas–(continued)
Tarrant County Cultural Education Facilities Finance Corp. (C.C. Young Memorial Home);
Series 2017 A, RB (Acquired 06/12/2020; Cost $4,646,513)(g)(i)	6.38%	02/15/2048	$5,710	$ 3,140,500
Series 2017 A, RB (Acquired 06/12/2020; Cost $2,441,250)(g)(i)	6.38%	02/15/2052	3,000	1,650,000
Series 2017, RB (Acquired 06/12/2020; Cost $1,688,531)(g)(i)	6.38%	02/15/2041	2,075	1,141,250
Tarrant County Cultural Education Facilities Finance Corp. (MRC Stevenson Oaks);
Series 2020, Ref. RB	6.25%	11/15/2031	500	485,280
Series 2020, Ref. RB	6.63%	11/15/2041	2,000	1,896,275
Series 2020, Ref. RB	6.75%	11/15/2051	3,000	2,755,510
Series 2020, Ref. RB	6.88%	11/15/2055	3,555	3,292,967
Texas (State of) Transportation Commission (Central Texas Turnpike System); Series 2015 C, Ref. RB	5.00%	08/15/2042	18,825	18,947,893
Texas (State of) Water Development Board;
Series 2018, RB(k)	5.00%	10/15/2053	13,515	14,161,662
Series 2021, RB	4.00%	10/15/2056	15,000	13,929,558
Texas State Student Housing Corp.; Series 2001, RB(g)	6.85%	07/01/2031	215	210,700
Texas State Technical College;
Series 2022, RB (INS - AGM)(d)(k)	5.50%	08/01/2042	12,500	14,084,930
Series 2022, RB (INS - AGM)(d)(k)	6.00%	08/01/2054	6,000	6,898,459
Vintage Township Public Facilities Corp.; Series 2008 A, RB	7.38%	10/01/2038	1,896	1,898,220
Waxahachie (City of), TX; Series 2015, RB	6.00%	08/15/2045	6,125	6,072,579
Williamson (County of), TX Municipal Utility District No. 28;
Series 2022, GO Bonds (INS - AGM)(d)	4.25%	10/01/2044	1,360	1,316,125
Series 2022, GO Bonds (INS - AGM)(d)	4.25%	10/01/2047	1,540	1,478,220
Series 2022, GO Bonds (INS - AGM)(d)	4.38%	10/01/2048	1,805	1,762,869
Series 2022, GO Bonds (INS - AGM)(d)	4.50%	10/01/2050	1,510	1,500,070
Ysleta Independent School District;
Series 2020, GO Bonds (CEP - Texas Permanent School Fund)	4.00%	08/15/2050	8,700	8,039,770
Series 2022, GO Bonds (CEP - Texas Permanent School Fund)(k)	5.00%	08/15/2056	17,340	18,730,222
				759,223,313

Utah–1.01%
Black Desert Public Infrastructure District; Series 2021 B, GO Bonds(e)	7.38%	09/15/2051	5,500	4,473,129
Downtown East Streetcar Sewer Public Infrastructure District;
Series 2022 A, GO Bonds(e)	6.00%	03/01/2053	6,500	6,412,490
Series 2022 B, GO Bonds(e)	9.00%	03/15/2053	1,239	1,226,357
Gateway at Sand Hollow Public Infrastructure District No. 1; Series 2021 A, GO Bonds(e)	5.50%	03/01/2051	11,500	8,709,876
Hideout (Town of), UT Local District No. 1;
Series 2014, RB	7.75%	08/01/2024	80	80,277
Series 2014, RB	8.25%	08/01/2034	610	600,229
Pine View Public Infrastructure District No. 1; Series 2021 A, GO Bonds(e)	6.00%	03/01/2051	13,815	10,814,534
Red Bridge Public Infrastructure District No. 1;
Series 2021 A, GO Bonds(e)	4.38%	02/01/2051	1,000	740,130
Series 2021 B, GO Bonds(e)	7.38%	08/15/2051	600	481,260
Salt Lake City (City of), UT;
Series 2017 A, RB(b)	5.00%	07/01/2047	5,000	5,058,341
Series 2018 A, RB(b)	5.00%	07/01/2048	4,000	4,052,512
Series 2021 A, RB (INS - AGM)(b)(d)	4.00%	07/01/2051	9,475	8,592,162
Utah (State of) Charter School Finance Authority (Endeavour Hall);
Series 2012, RB	6.00%	07/15/2032	1,750	1,749,975
Series 2012, RB	6.25%	07/15/2042	3,870	3,861,030
Utah (State of) Charter School Finance Authority (Esperanza Elementary School);
Series 2018 A, RB(e)	5.00%	10/15/2038	2,330	2,234,728
Series 2018 A, RB(e)	5.25%	10/15/2048	2,205	2,046,851
Utah (State of) Charter School Finance Authority (Leadership Learning Academy); Series 2019 A, RB(e)	5.00%	06/15/2050	2,000	1,759,618
Utah (State of) Charter School Finance Authority (Merit Preparatory Academy); Series 2019 A, RB(e)	5.38%	06/15/2049	3,645	3,270,055
Utah (State of) Charter School Finance Authority (Reagan Academy); Series 2016 A, Ref. RB(e)	5.00%	02/15/2046	855	796,460

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Utah–(continued)
Utah (State of) Charter School Finance Authority (The Freedom Academy Foundation);
Series 2017, Ref. RB(e)	5.25%	06/15/2037	$4,810	$ 4,659,299
Series 2017, Ref. RB(e)	5.38%	06/15/2048	8,415	7,806,317
				79,425,630

Vermont–0.08%
East Central Vermont Telecommunications District;
Series 2018 A, RB(e)	5.75%	12/01/2036	1,450	1,455,954
Series 2018 A, RB(e)	5.60%	12/01/2043	960	950,190
Series 2019 A, RB(e)	5.00%	12/01/2048	4,330	3,797,646
				6,203,790

Virgin Islands–0.17%
Tobacco Settlement Financing Corp.; Series 2006 A, RB(l)	0.00%	05/15/2035	28,550	13,475,032

Virginia–0.41%
Celebrate North Community Development Authority; Series 2003 B, RB(g)(h)	6.75%	03/01/2034	1,294	841,100
Lewistown (City of), VA Commerce Center Community Development Authority;
Series 2014 A, RB	6.05%	03/01/2044	919	709,890
Series 2014 B, RB	6.05%	03/01/2044	2,607	2,181,555
Series 2014 C, RB(g)	6.05%	03/01/2054	2,183	1,091,507
Norfolk (City of), VA Redevelopment & Housing Authority (Fort Norfolk Retirement Community, Inc. - Harbor’s Edge); Series 2019 A, RB	5.25%	01/01/2054	3,300	2,653,888
Peninsula Town Center Community Development Authority; Series 2018, Ref. RB(e)	5.00%	09/01/2045	1,000	880,774
Richmond (City of), VA Redevelopment & Housing Authority; Series 2017, RB(e)	5.55%	01/01/2037	2,100	1,884,214
Roanoke (City of), VA Economic Development Authority (Richfield Living);
Series 2020, RB (Acquired 01/23/2020-09/15/2020; Cost $3,715,000)(i)	5.00%	09/01/2050	3,910	2,484,686
Series 2020, RB (Acquired 01/23/2020-09/15/2020; Cost $2,749,000)(i)	5.13%	09/01/2055	2,920	1,846,753
Roanoke (County of), VA Economic Development Authority;
Series 2019 A, Ref. RB (Acquired 04/11/2019; Cost $14,405,820)(i)	5.25%	09/01/2049	14,735	9,725,387
Series 2019 A, Ref. RB (Acquired 04/11/2019; Cost $7,074,524)(i)	5.38%	09/01/2054	7,215	4,689,840
Tobacco Settlement Financing Corp.; Series 2007 B-1, RB	5.00%	06/01/2047	1,515	1,414,099
Virginia (Commonwealth of) Small Business Financing Authority (Covanta); Series 2018, RB(b)(e)(f)	5.00%	07/01/2038	1,690	1,574,915
				31,978,608

Washington–1.57%
Kalispel Tribe of Indians;
Series 2018 A, RB(e)	5.00%	01/01/2032	2,185	2,256,062
Series 2018 A, RB(e)	5.25%	01/01/2038	3,000	3,097,520
Series 2018 B, RB(e)	5.00%	01/01/2032	500	516,261
Series 2018 B, RB(e)	5.25%	01/01/2038	1,000	1,032,507
Kelso (City of), WA Housing Authority (Chinook & Columbia Apartments); Series 1998, RB	5.60%	03/01/2028	110	109,988
Kitsap (County of), WA Consolidated Housing Authority; Series 2001 A, RB(b)	6.10%	10/01/2031	45	43,743
Port of Seattle Industrial Development Corp. (Delta Airlines); Series 2012, Ref. RB(b)	5.00%	04/01/2030	2,125	2,126,127
Seattle (Port of), WA;
Series 2021 C, Ref. RB(b)	5.00%	08/01/2046	12,000	12,480,929
Series 2022 B, Ref. RB(b)	4.00%	08/01/2047	3,000	2,646,660
Series 2022 B, Ref. RB(b)	5.00%	08/01/2047	6,500	6,723,003
Series 2022 B, Ref. RB(b)	5.50%	08/01/2047	2,500	2,690,545
Series 2022, RB(b)(k)	5.00%	04/01/2044	25,295	26,149,733
Tacoma (City of), WA Consolidated Local Improvement Districts; Series 2013, RB	5.75%	04/01/2043	2,079	1,982,362
Washington (State of) Economic Development Finance Authority (Columbia Pulp I, LLC); Series 2017 A, RB (Acquired 07/25/2017-06/21/2019; Cost $26,279,409)(b)(e)(g)(i)	7.50%	01/01/2032	26,355	15,813,000
Washington (State of) Economic Development Finance Authority (Green Bonds); Series 2020 A, RB(b)(e)	5.63%	12/01/2040	8,000	7,776,293
Washington (State of) Economic Development Finance Authority (North Pacific Paper); Series 2020 B, Ref. RB(e)	9.00%	12/01/2036	16,050	15,447,353
Washington (State of) Housing Finance Commission (Heron’s Key Senior Living);
Series 2015 A, RB(e)(f)(j)	7.00%	07/01/2025	1,000	1,070,427
Series 2015 A, RB(e)(f)(j)	7.00%	07/01/2025	1,700	1,819,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Washington–(continued)
Washington (State of) Housing Finance Commission (Social Certificates); Series 2021-1A, Revenue Ctfs.	3.50%	12/20/2035	$21,053	$ 19,281,064
				123,063,302

West Virginia–0.67%
Harrison (County of), WV Commission (Charles Pointe No. 2); Series 2013, Ref. RB(e)(g)	7.00%	06/01/2035	27,145	13,572,500
Harrison (County of), WV County Commission (Charles Pointe Economic Opportunity Development District);
Series 2019 A, RB(e)	5.75%	06/01/2042	19,000	13,865,569
Series 2019 B, Ref. RB(e)	7.50%	06/01/2042	6,140	4,792,249
Monongalia (County of), WV Commission Special District (University Town Centre Economic Opportunity Development District);
Series 2017 A, Ref. RB(e)	5.75%	06/01/2043	3,435	3,481,061
Series 2020, Ref. RB(e)	7.50%	06/01/2043	9,060	9,456,318
Ohio (County of), WV Development Authority (Sports Complex); Series 2018, RB	5.00%	09/01/2048	10,465	7,501,178
				52,668,875

Wisconsin–1.24%
Gillett (City of), WI; Series 2021 A, RB(b)(e)	5.50%	12/01/2032	4,600	3,782,135
Wisconsin (State of) Health & Educational Facilities Authority (Camillus Health System);
Series 2019, Ref. RB	5.00%	11/01/2039	1,950	1,677,948
Series 2019, Ref. RB	5.00%	11/01/2046	2,100	1,700,232
Series 2019, Ref. RB	5.00%	11/01/2054	3,500	2,721,824
Wisconsin (State of) Health & Educational Facilities Authority (Clement Manor, Inc.); Series 2019, Ref. RB	5.00%	08/01/2049	2,750	1,884,303
Wisconsin (State of) Public Finance Authority;
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 16,925)(e)(i)(l)	0.00%	01/01/2047	156	3,301
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 14,460)(e)(i)(l)	0.00%	01/01/2048	136	2,748
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 13,902)(e)(i)(l)	0.00%	01/01/2049	134	2,563
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 13,141)(e)(i)(l)	0.00%	01/01/2050	129	2,313
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 12,620)(e)(i)(l)	0.00%	01/01/2051	127	2,164
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2052	165	2,625
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2053	163	2,466
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2054	158	2,252
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2055	154	2,094
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2056	151	1,958
Series 2005 A-1, RB(e)(g)	5.50%	07/01/2056	8,230	4,605,044
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2057	168	2,050
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2058	163	1,896
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2059	159	1,761
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2060	156	1,624
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2061	153	1,514
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2062	149	1,395
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2063	146	1,300
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2064	143	1,214
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2065	140	1,125
Series 2005 A-1, RB(e)(l)	0.00%	01/01/2066	151	1,125
Series 2005 A-1, RB (Acquired 09/08/2005-10/06/2005; Cost $ 126,636)(e)(i)(l)	0.00%	01/01/2067	1,821	12,290
Series 2012 C, Ref. RB(b)	5.25%	07/01/2028	1,500	1,501,234
Series 2012, RB	6.00%	09/01/2045	5,875	5,510,493
Series 2015 A, RB	6.00%	02/01/2045	1,910	1,864,428
Series 2016 A, RB(e)	5.25%	05/01/2046	2,500	2,163,060
Series 2016 A, RB	5.25%	01/01/2052	10,960	8,452,424
Series 2018, RB (INS - AGM)(d)	5.00%	07/01/2058	7,900	8,111,692
Series 2019, RB(e)	5.00%	06/15/2054	455	396,227
Wisconsin (State of) Public Finance Authority (21st Century Public Academy);
Series 2020 A, RB(e)	5.00%	06/01/2040	760	670,757
Series 2020 A, RB(e)	5.00%	06/01/2049	1,340	1,101,377
Wisconsin (State of) Public Finance Authority (American Dream at Meadowlands); Series 2017, RB(e)(g)	6.75%	08/01/2031	22,000	12,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41                    Invesco Rochester® Municipal Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Wisconsin–(continued)
Wisconsin (State of) Public Finance Authority (Bancroft Neurohealth); Series 2016 A, RB(e)	5.13%	06/01/2048	$2,075	$1,855,053

Wisconsin (State of) Public Finance Authority (Capitol Encore Academy (The));
Series 2019 A, RB(e)	4.75%	06/01/2029	250	238,907

Series 2019 A, RB(e)	5.25%	06/01/2039	750	685,510

Series 2019 A, RB(e)	5.50%	06/01/2049	1,940	1,732,704

Wisconsin (State of) Public Finance Authority (Dreamhouse);
Series 2022 A, RB(e)	5.75%	06/01/2025	16,975	17,040,057

Series 2022 B, RB(e)	7.50%	06/01/2025	1,970	1,904,255

Wisconsin (State of) Public Finance Authority (Explore Knowledge Foundation);
Series 2012 A, RB	5.75%	07/15/2032	930	930,548

Series 2012 A, RB	6.00%	07/15/2042	1,345	1,345,659

Wisconsin (State of) Public Finance Authority (North Carolina Leadership Academy); Series 2019, RB(e)	5.00%	06/15/2049	520	460,995

Wisconsin (State of) Public Finance Authority (Rider University);
Series 2021 A, Ref. RB(e)	4.50%	07/01/2048	5,000	3,974,389

Series 2021 B, RB(e)	6.00%	07/01/2031	7,040	6,035,263

Wisconsin (State of) Public Finance Authority (Traders Point Christian Schools);
Series 2019 A, RB(e)	5.38%	06/01/2044	1,480	1,317,544

Series 2019 A, RB(e)	5.50%	06/01/2054	1,840	1,601,661

				97,417,501

Total Municipal Obligations (Cost $9,578,758,260)				8,895,209,087

U.S. Dollar Denominated Bonds & Notes–0.41%
California–0.15%
CalPlant I LLC;
Series 21A(e)(h)	9.50%	06/05/2023	1,005	1,005,000

Series 21B(e)(h)	9.50%	06/05/2023	3,820	3,820,000

Series 22A(e)(h)	9.50%	06/05/2023	2,105	2,105,000

Series 22B(e)(h)	9.50%	06/05/2023	180	180,000

Series 22C(e)(h)	9.50%	06/05/2023	1,380	1,380,000

Series 22X(e)	9.50%	03/31/2023	2,075	2,086,226

Series 23A(e)(h)	9.50%	03/31/2023	730	730,000

Series 23B(e)	9.50%	03/31/2023	650	650,000

				11,956,226

Louisiana–0.17%
Nola Oil Terminal LLC; Series 2021(e)	12.00%	03/15/2023	13,000	12,996,750

West Virginia–0.09%
Empire South Terminal of West Virginia LLC(e)	14.00%	11/01/2023	6,850	7,209,008

Total U.S. Dollar Denominated Bonds & Notes (Cost $31,795,000)				32,161,984

			Shares
Common Stocks & Other Equity Interests–0.36%
Delta Air Lines, Inc.(o)			7,679	294,413

General Motors Co.			2,919	113,082

Energy Harbor Corp.(o)			363,120	27,960,240

Total Common Stocks & Other Equity Interests (Cost $11,063,438)				28,367,735

TOTAL INVESTMENTS IN SECURITIES(p)–114.02% (Cost $9,621,616,698)				8,955,738,806

FLOATING RATE NOTE OBLIGATIONS–(15.58)%
Notes with interest and fee rates ranging from 3.96% to 4.14% at 02/28/2023 and contractual maturities of collateral ranging from 05/01/2029 to 05/15/2062 (See Note 1K)(q)				(1,224,095,000)

BORROWINGS–(0.12)%				(9,400,000)

OTHER ASSETS LESS LIABILITIES–1.68%				132,236,458

NET ASSETS–100.00%				$7,854,480,264

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42                    Invesco Rochester® Municipal Opportunities Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
BAM	- Build America Mutual Assurance Co.
CEP	- Credit Enhancement Provider
CHF	- Swiss Franc
COP	- Certificates of Participation
Ctfs.	- Certificates
FNMA	- Federal National Mortgage Association
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
NATL	- National Public Finance Guarantee Corp.
PCR	- Pollution Control Revenue Bonds
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes
SGI	- Syncora Guarantee, Inc.
Wts.	- Warrants

Notes to Schedule of Investments:

(a)	Calculated as a percentage of net assets. Amounts in excess of 100% are due to the Fund’s use of leverage.
(b)	Security subject to the alternative minimum tax.
(c)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(d)	Principal and/or interest payments are secured by the bond insurance company listed.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $1,031,518,971, which represented 13.13% of the Fund’s Net Assets.

(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $210,342,930, which represented 2.68% of the Fund’s Net Assets.

(h)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(i)	Restricted security. The aggregate value of these securities at February 28, 2023 was $128,587,638, which represented 1.64% of the Fund’s Net Assets.
(j)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(k)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1K.
(l)	Zero coupon bond issued at a discount.
(m)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $99,060,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(n)	The issuer is paying less than stated interest, but is not in default on principal because scheduled principal payments have not yet begun.
(o)	Non-income producing security.
(p)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy the issuer’s obligations. No concentration of any single entity was greater than 5% each.

(q)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $1,719,144,268 are held by TOB Trusts and serve as collateral for the $1,224,095,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43                    Invesco Rochester® Municipal Opportunities Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $9,621,616,698)	$8,955,738,806
Cash	726,453
Receivable for:
Investments sold	109,394,028
Fund shares sold	9,781,546
Interest	130,322,301
Investments matured, at value (Cost $73,872,145)	27,732,330
Investment for trustee deferred compensation and retirement plans	326,741
Other assets	3,301,441
Total assets	9,237,323,646

Liabilities:
Floating rate note obligations	1,224,095,000
Payable for:
Borrowings	9,400,000
Investments purchased	117,188,309
Dividends	16,882,172
Fund shares reacquired	11,454,540
Due to broker	220,163
Accrued fees to affiliates	2,763,762
Accrued interest expense	205,959
Accrued trustees’ and officers’ fees and benefits	186,605
Accrued other operating expenses	120,131
Trustee deferred compensation and retirement plans	326,741
Total liabilities	1,382,843,382
Net assets applicable to shares outstanding	$7,854,480,264

Net assets consist of:
Shares of beneficial interest	$10,575,344,941

Distributable earnings (loss)	(2,720,864,677)

$7,854,480,264

Net Assets:
Class A	$3,822,401,786

Class C	$553,464,676

Class Y	$3,394,428,806

Class R5	$18,425

Class R6	$84,166,571

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	567,317,717

Class C	82,495,780

Class Y	504,427,193

Class R5	2,738

Class R6	12,492,401

Class A:
Net asset value per share	$6.74

Maximum offering price per share (Net asset value of $6.74 ÷ 95.75%)	$7.04

Class C:
Net asset value and offering price per share	$6.71

Class Y:
Net asset value and offering price per share	$6.73

Class R5:
Net asset value and offering price per share	$6.73

Class R6:
Net asset value and offering price per share	$6.74

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44                    Invesco Rochester® Municipal Opportunities Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$444,997,901

Expenses:
Advisory fees	27,538,006

Administrative services fees	1,125,701

Custodian fees	93,967

Distribution fees:
Class A	9,756,235

Class C	5,474,402

Interest, facilities and maintenance fees	44,912,877

Transfer agent fees - A, C and Y	5,998,010

Transfer agent fees - R5	1,115

Transfer agent fees - R6	10,403

Trustees’ and officers’ fees and benefits	93,935

Registration and filing fees	382,898

Reports to shareholders	133,644

Professional services fees	837,270

Other	87,539

Total expenses	96,446,002

Less: Expense offset arrangement(s)	(7,313)

Net expenses	96,438,689

Net investment income	348,559,212

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(783,730))	(480,004,669)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(738,146,217)

Net realized and unrealized gain (loss)	(1,218,150,886)

Net increase (decrease) in net assets resulting from operations	$(869,591,674)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45                    Invesco Rochester® Municipal Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$348,559,212	$306,456,807

Net realized gain (loss)	(480,004,669)	(48,128,773)

Change in net unrealized appreciation (depreciation)	(738,146,217)	(126,819,297)

Net increase (decrease) in net assets resulting from operations	(869,591,674)	131,508,737

Distributions to shareholders from distributable earnings:
Class A	(183,944,640)	(197,176,010)

Class C	(24,427,594)	(27,325,893)

Class Y	(158,331,163)	(168,679,774)

Class R5	(61,264)	(343,882)

Class R6	(3,596,973)	(2,811,732)

Total distributions from distributable earnings	(370,361,634)	(396,337,291)

Share transactions–net:
Class A	(155,678,826)	394,739,158

Class C	(101,725,735)	56,577,568

Class Y	234,126,867	775,526,402

Class R5	(5,216,319)	(1,524,206)

Class R6	41,544,059	43,616,518

Net increase in net assets resulting from share transactions	13,050,046	1,268,935,440

Net increase (decrease) in net assets	(1,226,903,262)	1,004,106,886

Net assets:
Beginning of year	9,081,383,526	8,077,276,640

End of year	$7,854,480,264	$9,081,383,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46                    Invesco Rochester® Municipal Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2023

Cash provided by operating activities:
Net increase (decrease) in net assets resulting from operations	$(869,591,674)

Adjustments to reconcile the change in net assets from operations to net cash provided by operating activities:
Purchases of investments	(4,097,254,438)

Proceeds from sales of investments	4,032,706,158

Proceeds from sales of short-term investments, net	(98,516,200)

Amortization of premium on investment securities	53,634,753

Accretion of discount on investment securities	(51,805,833)

Net realized loss from investment securities	480,004,669

Net change in unrealized depreciation on investment securities	738,146,217

Change in operating assets and liabilities:

Increase in receivables and other assets	(13,048,665)

Decrease in accrued expenses and other payables	(372,103)

Net cash provided by operating activities	173,902,884

Cash provided by (used in) financing activities:
Dividends paid to shareholders from distributable earnings	(190,043,281)

Decrease in payable for amount due custodian	(2,486,754)

Proceeds from shares of beneficial interest sold	4,200,896,663

Proceeds of TOB Trusts	947,405,000

Repayments of TOB Trusts	(770,970,000)

Proceeds from borrowings	1,000,000

Disbursements from shares of beneficial interest reacquired	(4,359,198,222)

Net cash provided by (used in) financing activities	(173,396,594)

Net increase in cash and cash equivalents	506,290

Cash and cash equivalents at beginning of period	-

Cash and cash equivalents at end of period	$506,290

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$179,184,248

Supplemental disclosure of cash flow information:

Cash paid during the period for interest, facilities and maintenance fees	$44,988,133

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47                    Invesco Rochester® Municipal Opportunities Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

														Supplemental
														ratio of
										Ratio of				expenses
										expenses		Ratio of		to average
										to average		expenses		net assets
			Net gains							net assets		to average net		with fee waivers
			(losses)							with		assets without		(excluding	Ratio of net
	Net asset		on securities		Dividends					fee waivers		fee waivers		interest,	investment
	value,	Net	(both	Total from	from net	Net asset			Net assets,	and/or		and/or		facilities and	income
	beginning	investment	realized and	investment	investment	value, end	Total		end of period	expenses		expenses		maintenance	to average		Portfolio
	of period	income(a)	unrealized)	operations	income	of period	return(b)		(000’s omitted)	absorbed		absorbed		fees)	net assets		turnover (c)
Class A
Year ended 02/28/23	$7.80	$0.31	$(1.04)	$(0.73)	$(0.33)	$6.74	(9.41)%		$3,822,402	1.30%		1.30%		0.72%	4.41%		47%
Year ended 02/28/22	7.98	0.26	(0.10)	0.16	(0.34)	7.80	1.95		4,596,751	0.85		0.85		0.69	3.24		22
Year ended 02/28/21	8.30	0.30	(0.23)	0.07	(0.39)	7.98	1.13		4,323,667	0.95		0.95		0.77	3.87		28
Seven months ended 02/29/20	7.81	0.20	0.48	0.68	(0.19)	8.30	8.87		4,389,039	0.95	(d)	0.95	(d)	0.69 (d)	4.26	(d)	9
Year ended 07/31/19	7.34	0.35	0.45	0.80	(0.33)	7.81	11.26		3,825,646	1.20		1.20		0.76	4.64		34
Year ended 07/31/18	7.27	0.36	0.08	0.44	(0.37)	7.34	6.34		3,164,888	1.04		1.04		0.81	4.94		34
Class C
Year ended 02/28/23	7.76	0.26	(1.03)	(0.77)	(0.28)	6.71	(9.94	)(e)	553,465	1.95	(e)	1.95	(e)	1.37 (e)	3.76	(e)	47
Year ended 02/28/22	7.95	0.21	(0.11)	0.10	(0.29)	7.76	1.15	(e)	754,439	1.50	(e)	1.50	(e)	1.34 (e)	2.59	(e)	22
Year ended 02/28/21	8.26	0.25	(0.23)	0.02	(0.33)	7.95	0.54		717,496	1.60		1.60		1.42	3.22		28
Seven months ended 02/29/20	7.77	0.17	0.48	0.65	(0.16)	8.26	8.51		1,020,424	1.61	(d)	1.61	(d)	1.35 (d)	3.61	(d)	9
Year ended 07/31/19	7.31	0.30	0.45	0.75	(0.29)	7.77	10.45		1,019,084	1.86		1.86		1.42	3.99		34
Year ended 07/31/18	7.24	0.31	0.09	0.40	(0.33)	7.31	5.68		1,231,057	1.69		1.69		1.46	4.29		34
Class Y
Year ended 02/28/23	7.79	0.32	(1.04)	(0.72)	(0.34)	6.73	(9.19)		3,394,429	1.05		1.05		0.47	4.66		47
Year ended 02/28/22	7.97	0.28	(0.10)	0.18	(0.36)	7.79	2.20		3,674,521	0.60		0.60		0.44	3.49		22
Year ended 02/28/21	8.29	0.32	(0.23)	0.09	(0.41)	7.97	1.40		3,018,845	0.70		0.70		0.52	4.12		28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.04		2,968,456	0.71	(d)	0.71	(d)	0.45 (d)	4.51	(d)	9
Year ended 07/31/19	7.33	0.37	0.45	0.82	(0.35)	7.80	11.55		2,430,627	0.95		0.95		0.51	4.89		34
Year ended 07/31/18	7.26	0.38	0.08	0.46	(0.39)	7.33	6.61		1,824,770	0.79		0.79		0.56	5.19		34
Class R5
Year ended 02/28/23	7.79	0.34	(1.06)	(0.72)	(0.34)	6.73	(9.19)		18	1.05		1.05		0.47	4.66		47
Year ended 02/28/22	7.98	0.28	(0.11)	0.17	(0.36)	7.79	2.06		5,625	0.65		0.65		0.49	3.44		22
Year ended 02/28/21	8.29	0.32	(0.22)	0.10	(0.41)	7.98	1.58		7,290	0.67		0.67		0.49	4.15		28
Seven months ended 02/29/20	7.80	0.22	0.51	0.73	(0.24)	8.29	9.49		4,697	0.64	(d)	0.64	(d)	0.38 (d)	4.57	(d)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.03		10	0.91	(d)	0.91	(d)	0.47 (d)	4.93	(d)	34
Class R6
Year ended 02/28/23	7.79	0.33	(1.03)	(0.70)	(0.35)	6.74	(9.00)		84,167	0.98		0.98		0.40	4.73		47
Year ended 02/28/22	7.99	0.29	(0.12)	0.17	(0.37)	7.79	2.02		50,048	0.57		0.57		0.41	3.52		22
Year ended 02/28/21	8.29	0.33	(0.21)	0.12	(0.42)	7.99	1.76		9,977	0.58		0.58		0.40	4.24		28
Seven months ended 02/29/20	7.80	0.21	0.49	0.70	(0.21)	8.29	9.05		13,146	0.67	(d)	0.67	(d)	0.41 (d)	4.54	(d)	9
Period ended 07/31/19(f)	7.71	0.07	0.08	0.15	(0.06)	7.80	2.04		10	0.91	(d)	0.91	(d)	0.47 (d)	4.93	(d)	34

(a)	Calculated using average shares outstanding.
(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Annualized.
(e)

The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.90% for the year ended February 28, 2023 and 2022.

(f)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48                    Invesco Rochester® Municipal Opportunities Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Rochester® Municipal Opportunities Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of five different classes of shares: Class A, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally normally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange is generally valued at its trade price or official closing price that day as of the close of the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued using prices provided by an independent pricing service they may be considered fair valued. Futures contracts are valued at the daily settlement price set by an exchange on which they are principally traded. U.S. exchange-traded options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Non-U.S. exchange-traded options are valued at the final settlement price set by the exchange on which they trade. Options not listed on an exchange and swaps generally are valued using pricing provided from independent pricing services.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser

49                    Invesco Rochester® Municipal Opportunities Fund

may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated based on relative net assets of Class R5 and Class R6. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Securities Purchased on a When-Issued and Delayed Delivery Basis - The Fund may purchase and sell interests in corporate loans and corporate debt securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.

K.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The

50                    Invesco Rochester® Municipal Opportunities Fund

Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

L.

Other Risks - The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

M.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First to $200 million	0.600%
Next $100 million	0.550%
Next $200 million	0.500%
Next $250 million	0.450%
Next $250 million	0.400%
Next $10 billion	0.350%
Over $11 billion	0.340%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.35%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y, Class R5 and Class R6 shares to 1.50%, 2.15%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the reporting period under these expense limits.

51                    Invesco Rochester® Municipal Opportunities Fund

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company (“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI for its allocated share of expenses incurred for the period, up to a maximum annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C Plan, pays IDI compensation at the annual rate of 0.90% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $227,881 in front-end sales commissions from the sale of Class A shares and $494,756 and $142,792 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$8,814,739,530	$80,469,557	$8,895,209,087

U.S. Dollar Denominated Bonds & Notes	–	22,941,984	9,220,000	32,161,984

Common Stocks & Other Equity Interests	28,367,735	–	–	28,367,735

Total Investments in Securities	28,367,735	8,837,681,514	89,689,557	8,955,738,806

Other Investments - Assets

Investments Matured	–	7,802,588	19,929,742	27,732,330

Total Investments	$28,367,735	$8,845,484,102	$109,619,299	$8,983,471,136

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) during the year ended February 28, 2023:

	Value 02/28/22*	Purchases at Cost	Proceeds from Sales	Accrued Discounts/ Premiums	Realized Gain (Loss)	Change in Unrealized Appreciation	Transfers into Level 3	Transfers out of Level 3	Value 02/28/23
Municipal Obligations	$93,480,874	$587,475	$(6,290,195)	$160,659	$(35,545,865)	$33,219,127	$845,000	$(5,987,518)	$80,469,557
Investments Matured	24,533,829	54,500	(1,262,410)	(32,619)	(12,114,270)	8,750,472	240	–	19,929,742
U.S. Dollar Denominated Bonds & Notes	13,881,545	4,395,000	(1,300,500)	–	(17,949,500)	18,358,691	4,821,309	(12,986,545)	9,220,000
Total	$131,896,248	$5,036,975	$(8,853,105)	$128,040	$(65,609,635)	$60,328,290	$5,666,549	$(18,974,063)	$109,619,299

*	Prior year balances have been adjusted for a change in security classification.

Securities determined to be Level 3 at the end of the reporting period were valued primarily by utilizing evaluated prices from a third-party vendor pricing service. A significant change in third-party pricing information could result in a lower or higher value in Level 3 investments.

52                    Invesco Rochester® Municipal Opportunities Fund

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities sales of $49,835,298, which resulted in net realized gains (losses) of $(783,730).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,313.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $115,993,407 with an average interest rate of 2.03%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $1,142,437,692 and 3.25%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$21,004,668	$7,057,408

Ordinary income-tax-exempt	349,356,966	389,279,883

Total distributions	$370,361,634	$396,337,291

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$153,616,435

Net unrealized appreciation (depreciation) – investments	(782,668,486)

Temporary book/tax differences	(497,479)

Capital loss carryforward	(2,091,315,147)

Shares of beneficial interest	10,575,344,941

Total net assets	$7,854,480,264

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, defaulted bonds and amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

53                    Invesco Rochester® Municipal Opportunities Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$369,756,281	$1,721,558,866	$2,091,315,147

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $4,099,153,231 and $4,081,295,477, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$178,262,643

Aggregate unrealized (depreciation) of investments	(960,931,129)

Net unrealized appreciation (depreciation) of investments	$(782,668,486)

Cost of investments for tax purposes is $9,766,139,622.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts and defaulted bonds, on February 28, 2023, undistributed net investment income was increased by $74,560,919, undistributed net realized gain (loss) was decreased by $79,370,039 and shares of beneficial interest was increased by $4,809,120. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	146,689,767	$1,017,506,298	134,785,886	$1,095,971,789

Class C	17,343,945	119,979,909	26,026,851	210,841,344

Class Y	412,578,057	2,855,699,579	290,348,459	2,357,332,982

Class R5	-	-	221,690	1,806,015

Class R6	29,368,434	202,587,945	20,360,728	166,479,305

Issued as reinvestment of dividends:
Class A	12,032,176	82,948,684	11,182,501	90,628,869

Class C	2,053,630	14,113,566	1,951,706	15,743,146

Class Y	11,745,225	80,892,681	11,071,301	89,594,872

Class R5	5,940	41,746	40,291	326,685

Class R6	172,729	1,187,571	166,508	1,353,115

Automatic conversion of Class C shares to Class A shares:
Class A	7,116,547	49,511,990	7,376,104	59,857,827

Class C	(7,147,445)	(49,511,990)	(7,409,768)	(59,857,827)

Reacquired:
Class A	(187,995,073)	(1,305,645,798)	(105,504,006)	(851,719,327)

Class C	(26,924,140)	(186,307,220)	(13,678,047)	(110,149,095)

Class Y	(391,679,127)	(2,702,465,393)	(208,273,929)	(1,671,401,452)

Class R5	(725,242)	(5,258,065)	(453,880)	(3,656,906)

Class R6	(23,470,538)	(162,231,457)	(15,354,740)	(124,215,902)

Net increase in share activity	1,164,885	$13,050,046	152,857,655	$1,268,935,440

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 64% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

54                    Invesco Rochester® Municipal Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® Municipal Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® Municipal Opportunities Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the year ended July 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the seven months ended February 29, 2020 and the period May 24, 2019 (commencement date) through July 31, 2019 for Class R5 and Class R6.

The financial statements of Oppenheimer Rochester® High Yield Municipal Fund (subsequently renamed Invesco Rochester® Municipal Opportunities Fund) as of and for the year ended July 31, 2018 and the financial highlights for the year ended July 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated September 27, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian, portfolio company investees and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas

April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

55                    Invesco Rochester® Municipal Opportunities Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$994.40	$7.12	$1,017.65	$7.20	1.44%
Class C	1,000.00	991.00	10.32	1,014.43	10.44	2.09
Class Y	1,000.00	995.60	5.89	1,018.89	5.96	1.19
Class R5	1,000.00	995.70	5.89	1,018.89	5.96	1.19
Class R6	1,000.00	995.90	5.54	1,019.24	5.61	1.12

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

56                    Invesco Rochester® Municipal Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	94.33%

*   The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

57                    Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] – 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1                    Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown – 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler –1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman – 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2                    Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non-profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel – 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort –1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3                    Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris – 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg – 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4                    Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr – 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes- 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5                    Invesco Rochester® Municipal Opportunities Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl – 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. – 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza, Suite 1000	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers LLP
Houston, TX 77046-1173	1331 Spring Street, NW, Suite 2500	11 Greenway Plaza, Suite 1000	1000 Louisiana Street, Suite 5800
	Atlanta, GA 30309	Houston, TX 77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the Independent Trustees	Transfer Agent	Custodian
Stradley Ronon Stevens & Young, LLP	Sidley Austin LLP	Invesco Investment Services, Inc.	State Street Bank and Trust Company
2005 Market Street, Suite 2600	787 Seventh Avenue	11 Greenway Plaza, Suite 1000	225 Franklin Street
Philadelphia, PA 19103-7018	New York, NY 10019	Houston, TX 77046-1173	Boston, MA 02110-2801

T-6                    Invesco Rochester® Municipal Opportunities Fund

Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/ corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROHYM-AR-1

Annual Report to Shareholders	February 28, 2023

Invesco Rochester® New York Municipals Fund

Nasdaq:

A: RMUNX ∎ C: RMUCX ∎ Y: RMUYX ∎ R6: IORUX

2	Management’s Discussion

2	Performance Summary

4	Long-Term Fund Performance

6	Supplemental Information

8	Schedule of Investments

26	Financial Statements

29	Financial Highlights

30	Notes to Financial Statements

36	Report of Independent Registered Public Accounting Firm

37	Fund Expenses

38	Tax Information

T-1	Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2023, Class A shares of Invesco Rochester® New York Municipals Fund (the Fund), at net asset value (NAV), underperformed the S&P Municipal Bond New York 5+ Year Investment Grade Index.

Your Fund’s long-term performance appears later in this report.

Fund vs. Indexes

Total returns, 2/28/22 to 2/28/23, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-9.76%
Class C Shares	-10.46
Class Y Shares	-9.59
Class R6 Shares	-9.53
S&P Municipal Bond New York 5+ Year Investment Grade Index▼	-6.15
U.S. Consumer Price Index∎	6.04

Source(s): ▼RIMES Technologies Corp.; ∎Bloomberg LP

Market conditions and your Fund

The COVID-19 pandemic caused a dramatic and sudden disruption in the New York State economy. However, thanks to federal relief funding and a fast recovery in tax collections, the state was able to quickly stabilize its finances.

    The Empire State has historically benefited from a robust and wealthy economy, adequate resources and budget flexibility, factors that helped mitigate the adverse economic impact of the global pandemic, further. Demonstrating strong management practices, New York officials quickly identified gap-closing measures to balance fiscal years 2021 and 2022 state budgets, setting aside reserves to offset the expected phasing out of federal aid. Moderate leverage levels allowed the state to issue debt as an alternative to additional expenditure reductions.

    Employment numbers reflect how New York suffered a larger economic impact than most other states, but recent data indicates significant improvement in the job sector. New York’s unemployment rate went from 12.5% in August 2020 to 4.3% in December 2022, while the national average went from 8.4% to 3.5% during the same period.[1] Following easing of lockdown orders, Gross Domestic Product (GDP) started to recover in all states with the hospitality industry and information and professional services being the lead contributors. Most recently available reports show New York’s GDP increased 2.5% during the third quarter of 2022 while the US increased at a rate of 3.2%.[2]

    While the state will likely continue to face long-term challenges, including a negative population trend, we believe the silver lining is the pension system, which is well funded. Additional pressure from Medicaid spending is likely to present a challenge as budget officials anticipate state-share Medicaid costs will continue to grow. For fiscal year 2023 these costs account for approximately 21% of budgeted state operating spending.[3]

    At the beginning of the fiscal year, investors were hopeful in anticipation of a return to normalcy as COVID-19 cases declined and pandemic-related restrictions were reduced or lifted. This allowed policymakers to turn their attention to the high inflation levels; however, on February 24, 2022, Russia began a full-scale invasion of Ukraine, which exacerbated inflationary pressures by driving up commodity prices. Against this backdrop, the fiscal year was plagued by volatility and uncertainty. The municipal market set multiple record lows in 2022, making it one of the most challenging years in history for municipal markets.

    Investment grade municipal bonds returned -5.10%, high yield municipal bonds returned -9.35% and taxable municipal bonds returned -12.96% during the fiscal year.[4]

    While municipal funds had experienced record inflows of $101.7 billion in 2021, flows quickly turned negative in the first quarter of 2022, perpetuating the Bloomberg Municipal Bond Index’s worst quarterly return in 40 years. Municipal bonds enjoyed a short respite in late May and early June 2022 with increased demand from crossover buyers like hedge funds, banks and insurance companies; however, the May 2022 Consumer Price Index report quoted inflation rising to a 40-year high. This sent the 10-year Treasury yield to a new 52-week high of nearly 3.50%, pushing municipal mutual fund flows back into negative territory.[5] According to Lipper, net outflows from municipal bond funds totaled over -$110 billion for the fiscal year.[6]

    On March 16, 2022, the US Federal Reserve (the Fed) raised the federal funds target rate 0.25% for the first time in more than three years in hopes of containing inflation.[7] This was the first of eight consecutive increases during the fiscal year as the Fed announced its plan for a quantitative tightening campaign in an attempt to rein in inflation without harming employment or the overall economy. Rate increases as high as 0.75% followed, the Fed’s most aggressive monetary policy since the 1980s, bringing the target rate to 4.75% as of the end of the fiscal year.7

    The AAA municipal yield curve made history after the Fed’s December 2022 meeting when the curve inverted between one- and 10-year maturities. Any inversion is noteworthy, but this was a first for municipal bonds. On January 31, 2023, policymakers indicated that future rate increases were likely to be “appropriate,” suggesting they were not yet convinced inflation was contained, which increased uncertainty about when the current tightening cycle might end. The fiscal year ended with an increase of 0.25% on February 1, 2023. We expect additional rate hikes in 2023, although not with the same pace or vigor as in 2022.

    New municipal issuance for the fiscal year totaled $354 billion, down 27% from the previous fiscal year’s $484 billion.8 Issuers, with cash on their balance sheets, have been reluctant to issue at higher interest rates. While taxable issuance continued to account for a significant portion of new issuance, at 14% of the total, this figure is down from 18% from the previous fiscal year because of higher interest rates.8

    Puerto Rico continued to make developments in its ongoing debt restructuring throughout the fiscal year. The territory restructured its outstanding general obligation and other government-guaranteed debt in March 2022 and began paying bondholders on the new restructured bonds. Puerto Rico’s weight in the Bloomberg High Yield Municipal Bond Index increased from 13% to 20% as the new bonds were included.4 The Financial Oversight and Management Board for Puerto Rico, the Puerto Rican government, bondholders and other interested parties continued to negotiate the restructuring of bonds issued by the Puerto Rico Electric Power Authority, the territory’s largest remaining unresolved debt, as the fiscal year closed.

    Municipal credits have a long history of low defaults as many provide essential services to all Americans. This continues to be the case as evidenced by S&P rating changes – upgrades exceeded downgrades by a ratio of 2.5:1 for calendar year 2022.9 This positive dynamic, which we believe will continue, likely stems from benefits of the various federal stimulus measures including the American Rescue Plan Act, the Infrastructure Investment and Jobs Act and the Inflation Reduction Act, as well as higher revenues collected by state and local governments.

    We believe the valuable benefits of municipal bonds will prevail over current market volatility and economic uncertainty. We continue to rely on our experienced portfolio managers and credit analysts to weather the challenges while identifying marketplace opportunities to add long-term value for shareholders.

2                    Invesco Rochester® New York Municipals Fund

    During the fiscal year, sector allocation and an underweight weight allocation to AAA-rated bonds† contributed to the Fund’s performance relative to its benchmark. At the sector level, security selection and an underweight allocation in the housing sector contributed to the Fund’s relative performance.

    Sector allocation and overweight allocation to the education sector detracted from the Fund’s performance relative to the benchmark during the fiscal year. An overweight exposure to bonds with a duration of 10-14.99 years were detractive from relative return. An overweight exposure to non-rated bonds detracted from the Fund’s performance relative to its benchmark over the fiscal year.

    During the fiscal year, leverage contributed to the Fund’s performance relative to its benchmark. The Fund achieved a leveraged position through the use of inverse floating rate securities or tender option bonds. The Fund uses leverage because we believe that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    We wish to remind you that the Fund is subject to interest rate risk, meaning when interest rates rise, the value of fixed income securities tends to fall. The degree to which the value of fixed income securities may decline due to rising interest rates may vary depending on the speed and magnitude of the increase in interest rates, as well as individual security characteristics, such as price, maturity, duration and coupon and market forces, such as supply and demand for similar securities. We are monitoring interest rates, as well as the market, economic and geopolitical factors that may impact the direction, speed and magnitude of changes to interest rates across the maturity spectrum, including the potential impact of monetary policy changes by the Fed and certain foreign central banks. If interest rates rise or fall faster than expected, markets may experience increased volatility, which may affect the value and/or liquidity of certain of the Fund’s investments.

    Thank you for investing in Invesco Rochester® New York Municipals Fund and for sharing our long-term investment horizon.

1	Source: New York Department of Labor, January 20, 2022; Bureau of Labor Statistics, January 2023
2	Source: Bureau of Economic Analysis, US Department of Commerce, December 23, 2022
3	Source: New York State, Fiscal Year 2024 Budget
4	Source: Bloomberg LP
5	Source: Refinitiv TM3
6	Source: Lipper Inc.
7	Source: US Federal Reserve
8	Source: JP Morgan
9	Source: Standard & Poor’s

† Sources: A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. For more information on rating methodology, please visit www.spglobal.com and select “Understanding Credit Ratings” under About Ratings on the homepage; www.fitchratings.com and select “Understanding Credit Ratings” from the drop-down menu on the homepage; and www.moodys.com and select “Methodology,” then “Rating Methodologies” under Research Type on the left-hand side.

Portfolio manager(s):

Michael Camarella

Scott Cottier

Mark DeMitry

Tim O’Reilly

Mark Paris

Julius Williams

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. and its affiliates. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

3                    Invesco Rochester® New York Municipals Fund

Your Fund’s Long-Term Performance

Results of a $10,000 Investment – Oldest Share Class(es)

Fund and index data from 2/28/13

1 Source: Bloomberg LP

2 Source: RIMES Technologies Corp.

Past performance cannot guarantee future results.

    The data shown in the chart include reinvested distributions, applicable sales charges and Fund expenses including management fees. Index results include reinvested dividends, but they do not reflect sales charges. Performance of the peer group, if applicable, reflects Fund expenses and management fees; performance of a market index does not. Performance shown in the chart does not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

4 Invesco Rochester® New York Municipals Fund

Average Annual Total Returns
As of 2/28/23, including maximum applicable sales charges
Class A Shares
Inception (5/15/86)	5.68%
10 Years	2.59
5 Years	2.77
1 Year	-13.58

Class C Shares
Inception (3/17/97)	4.47%
10 Years	2.39
5 Years	2.90
1 Year	-11.33

Class Y Shares
Inception (4/28/00)	5.00%
10 Years	3.25
5 Years	3.92
1 Year	-9.59

Class R6 Shares
10 Years	3.15%
5 Years	3.90
1 Year	-9.53

Effective May 24, 2019, Class A, Class C and Class Y shares of the Oppenheimer Rochester Fund Municipals, (the predecessor fund), were reorganized into Class A, Class C and Class Y shares, respectively, of the Invesco Oppenheimer Rochester® New York Municipals Fund. The Fund was subsequently renamed the Invesco Rochester® New York Municipals Fund (the Fund). Returns shown above, for periods ending on or prior to May 24, 2019, for Class A, Class C, and Class Y shares are those for Class A, Class C and Class Y shares of the predecessor fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R6 shares incepted on May 24, 2019. Performance shown on and prior to that date is that of the predecessor fund’s Class A shares at net asset value and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee future results; current performance may be lower or higher. Please visit invesco.com/ performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on

Class C shares is 1% for the first year after purchase. Class Y and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

5 Invesco Rochester® New York Municipals Fund

Supplemental Information

Invesco Rochester® New York Municipals Fund investment objective is to seek tax-free income.

∎	Unless otherwise stated, information presented in this report is as of February 28, 2023, and is based on total net assets.
∎	Unless otherwise noted, all data is provided by Invesco.
∎	To access your Fund’s reports/prospectus, visit invesco.com/fundreports.

About indexes used in this report

∎	The S&P Municipal Bond New York 5+ Year Investment Grade Index seeks to measure the performance of investment-grade, New York-issued US municipals with maturities equal to or greater than five years.
∎	The U.S. Consumer Price Index is a measure of change in consumer prices as determined by the US Bureau of Labor Statistics.
∎

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

∎

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

6 Invesco Rochester® New York Municipals Fund

Fund Information

Portfolio Composition

By credit sector	% of total investments

Revenue Bonds	93.88%

General Obligation Bonds	6.00

Pre-Refunded Bonds	0.12

Top Five Debt Holdings

		% of total net assets

1.	New York Liberty Development Corp. (Goldman Sachs Headquarters), Series 2005, Ref. RB	1.91%

2.	MTA Hudson Rail Yards Trust Obligations, Series 2016 A, RB	1.71

3.	Hudson Yards Infrastructure Corp., Series 2017 A, Ref. RB	1.44

4.	University of Puerto Rico, Series 2006 Q, RB	1.44

5.	Triborough Bridge & Tunnel Authority, Series 2021 A-1, Ref. RB	1.25

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

Data presented here are as of February 28, 2023.

7 Invesco Rochester® New York Municipals Fund

Schedule of Investments

February 28, 2023

	Interest Rate	Maturity Date	Principal Amount (000)	Value
Municipal Obligations–106.99%
New York–98.36%
Albany (County of), NY Airport Authority;
Series 2018 A, RB	5.00%	12/15/2043	$1,750	$ 1,809,904
Series 2018 A, RB	5.00%	12/15/2048	2,585	2,654,374
Series 2018 B, RB(a)	5.00%	12/15/2033	335	354,783
Series 2018 B, RB(a)	5.00%	12/15/2034	250	263,378
Albany (County of), NY Industrial Development Agency (Rehabilitation Support Services, Inc. (The)); Series 1993 A, RB	8.38%	06/01/2023	90	89,934
Albany (County of), NY Industrial Development Agency (Sage Colleges); Series 1999 A, RB	5.30%	04/01/2029	1,340	1,189,936
Albany (County of), NY Parking Authority; Series 2018 A, Ref. RB (INS - AGM)(b)	5.00%	07/15/2025	315	326,341
Albany Capital Resource Corp. (Brighter Choice Elementary); Series 2021, Ref. RB	4.00%	04/01/2037	2,070	1,770,174
Albany Capital Resource Corp. (College of Siant Rose (The));
Series 2021, Ref. RB	4.00%	07/01/2029	1,195	1,041,305
Series 2021, Ref. RB	4.00%	07/01/2030	1,245	1,063,060
Series 2021, Ref. RB	4.00%	07/01/2031	1,295	1,081,765
Series 2021, Ref. RB	4.00%	07/01/2051	17,805	11,274,870
Albany Capital Resource Corp. (Empire Commons Student Housing, Inc.);
Series 2016 A, Ref. RB	5.00%	05/01/2027	300	312,622
Series 2016 A, Ref. RB	5.00%	05/01/2028	400	416,100
Series 2016 A, Ref. RB	5.00%	05/01/2029	550	571,970
Series 2016 A, Ref. RB	5.00%	05/01/2030	350	363,344
Series 2016 A, Ref. RB	5.00%	05/01/2031	350	362,709
Series 2016 A, Ref. RB	5.00%	05/01/2032	200	206,840
Allegany County Capital Resource Corp. (Houghton College);
Series 2022 A, Ref. RB	5.00%	12/01/2042	1,600	1,588,190
Series 2022 A, Ref. RB	5.00%	12/01/2052	5,000	4,795,039
Amherst Development Corp. (Daemen College);
Series 2018, Ref. RB	4.00%	10/01/2037	2,575	2,260,509
Series 2018, Ref. RB	5.00%	10/01/2043	4,060	3,931,203
Series 2018, Ref. RB	5.00%	10/01/2048	3,235	3,074,948
Amherst Development Corp. (UBF Faculty-Student Housing Corp. - Greiner & Hadley Refunding Projects at SUNY Buffalo); Series 2017 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2045	1,000	1,051,797
Brookhaven Local Development Corp. (Jefferson’s Ferry);
Series 2016, Ref. RB	5.25%	11/01/2036	1,725	1,750,680
Series 2020 B, RB	4.00%	11/01/2045	1,500	1,232,377
Series 2020 B, RB	4.00%	11/01/2055	6,400	4,974,794
Brooklyn Arena Local Development Corp. (Barclays Center);
Series 2009, RB(c)	0.00%	07/15/2034	3,685	2,209,481
Series 2016 A, Ref. RB	5.00%	07/15/2042	27,330	27,060,838
Broome County Local Development Corp. (Good Shepherd Village at Endwell);
Series 2021, Ref. RB	4.00%	07/01/2036	1,000	831,953
Series 2021, Ref. RB	4.00%	07/01/2041	1,550	1,205,151
Series 2021, Ref. RB	4.00%	01/01/2047	1,500	1,091,117
Broome County Local Development Corp. (United Health Services Hospital); Series 2020, Ref. RB (INS - AGM)(b)	4.00%	04/01/2050	3,500	3,076,706
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System, Inc.); Series 2015, RB	5.25%	07/01/2035	1,500	1,311,260
Buffalo & Erie County Industrial Land Development Corp. (Charter School for Applied Technology);
Series 2017 A, Ref. RB	4.50%	06/01/2027	1,500	1,506,319
Series 2017 A, Ref. RB	5.00%	06/01/2035	840	858,070
Buffalo & Erie County Industrial Land Development Corp. (Global Concepts Charter School Program);
Series 2018, Ref. RB	5.00%	10/01/2032	140	146,043
Series 2018, Ref. RB	5.00%	10/01/2033	150	156,228
Series 2018, Ref. RB	5.00%	10/01/2037	500	509,595
Buffalo & Erie County Industrial Land Development Corp. (Orchard Park); Series 2015, Ref. RB	5.00%	11/15/2037	1,035	1,039,334
Buffalo & Erie County Industrial Land Development Corp. (Tapestry Charter School); Series 2017 A, RB	5.00%	08/01/2037	825	798,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Buffalo (City of), NY Municipal Water Finance Authority;
Series 2015 A, Ref. RB	5.00%	07/01/2029	$300	$ 311,337
Series 2015 A, Ref. RB	5.00%	07/01/2030	150	155,566
Series 2015 A, Ref. RB	5.00%	07/01/2031	210	217,697
Series 2015 A, Ref. RB	5.00%	07/01/2032	245	253,812
Build NYC Resource Corp. (Albert Einstein School of Medicine, Inc.); Series 2015, RB(d)	5.50%	09/01/2045	3,200	3,200,286
Build NYC Resource Corp. (Bronx Charter School for Excellence); Series 2013 A, RB	5.00%	04/01/2033	500	500,270
Build NYC Resource Corp. (Bronx Lighthouse Charter School);
Series 2018, RB	5.00%	06/01/2038	1,525	1,544,042
Series 2018, RB	5.00%	06/01/2048	2,415	2,421,482
Build NYC Resource Corp. (Chapin School); Series 2017, Ref. RB	5.00%	11/01/2047	8,000	8,980,125
Build NYC Resource Corp. (Children’s Aid Society (The));
Series 2019, RB	4.00%	07/01/2044	555	506,629
Series 2019, RB	4.00%	07/01/2049	1,300	1,159,656
Build NYC Resource Corp. (East Harlem Scholars Academy Charter School) (Social Bonds);
Series 2022, RB(d)	5.75%	06/01/2052	1,250	1,266,116
Series 2022, RB(d)	5.75%	06/01/2062	3,250	3,272,624
Build NYC Resource Corp. (Grand Concourse Academy Charter School);
Series 2022 A, RB	5.00%	07/01/2052	550	545,444
Series 2022 A, RB	5.00%	07/01/2056	450	436,562
Build NYC Resource Corp. (KIPP NYC Public School) (Social Bonds);
Series 2023, RB	5.25%	07/01/2057	3,750	3,799,744
Series 2023, RB	5.25%	07/01/2062	6,500	6,538,191
Build NYC Resource Corp. (Manhattan College);
Series 2017, Ref. RB	5.00%	08/01/2032	880	935,644
Series 2017, Ref. RB	5.00%	08/01/2036	1,500	1,568,696
Series 2017, Ref. RB	5.00%	08/01/2047	4,430	4,518,066
Build NYC Resource Corp. (Methodist Hospital);
Series 2014, Ref. RB(e)(f)	5.00%	07/01/2024	500	511,162
Series 2014, Ref. RB(e)(f)	5.00%	07/01/2024	1,100	1,124,557
Build NYC Resource Corp. (Metropolitan Lighthouse Charter School); Series 2017 A, RB(d)	5.00%	06/01/2047	1,250	1,144,870
Build NYC Resource Corp. (New Dawn Charter Schools);
Series 2019, RB(d)	5.63%	02/01/2039	1,100	1,104,183
Series 2019, RB(d)	5.75%	02/01/2049	1,330	1,331,333
Build NYC Resource Corp. (NY Preparatory Charter School);
Series 2021 A, RB	4.00%	06/15/2041	610	500,372
Series 2021 A, RB	4.00%	06/15/2051	735	549,644
Series 2021 A, RB	4.00%	06/15/2056	530	385,127
Build NYC Resource Corp. (Pratt Paper, Inc.);
Series 2014, Ref. RB(a)(d)	4.50%	01/01/2025	640	644,181
Series 2014, Ref. RB(a)(d)	5.00%	01/01/2035	4,350	4,416,588
Build NYC Resource Corp. (Richmond Prep Charter School);
Series 2021 A, RB(d)	5.00%	06/01/2051	1,500	1,334,099
Series 2021 A, RB(d)	5.00%	06/01/2056	1,250	1,086,796
Build NYC Resource Corp. (Seton Education Partners-Brilla);
Series 2021 A, RB(d)	4.00%	11/01/2041	1,775	1,436,230
Series 2021 A, RB(d)	4.00%	11/01/2051	1,000	742,040
Build NYC Resource Corp. (The Children’s Aid Society); Series 2015, RB	5.00%	07/01/2045	1,160	1,170,638
Build NYC Resource Corp. (Whin Music Community Charter School);
Series 2022, RB(d)	6.50%	07/01/2052	9,820	9,660,945
Series 2022, RB(d)	6.50%	07/01/2057	10,430	10,081,995
Build NYC Resource Corp. (Young Adult Institute, Inc.);
Series 2020 A, Ref. RB	5.00%	07/01/2030	1,095	1,068,045
Series 2020 A, Ref. RB	5.00%	07/01/2045	4,145	3,350,698
Cattaraugus (County of), NY (St. Bonaventure University);
Series 2014, RB	5.00%	05/01/2034	200	203,697
Series 2014, RB	5.00%	05/01/2039	250	252,990
Series 2016 A, Ref. RB	5.00%	05/01/2030	510	534,375
Series 2016 A, Ref. RB	5.00%	05/01/2031	540	564,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Chautauqua (City & County of), NY Utility District;
Series 2006, GO Bonds	5.00%	06/01/2023	$95	$ 95,101
Series 2006, GO Bonds	5.00%	06/01/2025	105	105,162
Chemung (County of), NY Industrial Development Agency (Hathorn Redevelopment Co.);
Series 2001 A, IDR(a)	4.85%	07/01/2023	65	65,116
Series 2001 A, IDR(a)	5.00%	07/01/2033	1,515	1,517,433
Dutchess (County of), NY Water & Wastewater Authority; Series 1998 1, RB(c)	0.00%	06/01/2027	1,000	871,813
Dutchess County Local Development Corp. (Bard College);
Series 2020 A, Ref. RB(d)	5.00%	07/01/2040	1,000	990,784
Series 2020 A, Ref. RB(d)	5.00%	07/01/2045	4,550	4,360,715
Series 2020 A, Ref. RB(d)	5.00%	07/01/2051	4,500	4,215,249
Dutchess County Local Development Corp. (Culinary Institute);
Series 2021, Ref. RB	5.00%	07/01/2034	1,135	1,205,398
Series 2021, Ref. RB	4.00%	07/01/2036	1,040	979,041
Series 2021, Ref. RB	4.00%	07/01/2038	1,170	1,071,491
Dutchess County Local Development Corp. (Health Quest Systems, Inc.);
Series 2014 A, RB(e)(f)	5.00%	07/01/2024	1,195	1,224,035
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,255	1,296,809
Series 2016 B, RB	4.00%	07/01/2034	6,410	6,237,362
Series 2016 B, RB	5.00%	07/01/2035	2,715	2,766,531
Series 2016 B, RB	5.00%	07/01/2046	25,775	25,102,169
Series 2019 B, Ref. RB	4.00%	07/01/2044	2,430	2,113,164
Dutchess County Local Development Corp. (Marist College);
Series 2015 A, RB	5.00%	07/01/2036	2,335	2,406,689
Series 2022, RB	4.00%	07/01/2049	9,370	8,597,741
Dutchess County Local Development Corp. (Nuvance Health); Series 2019 B, Ref. RB	4.00%	07/01/2049	3,570	3,003,527
Dutchess County Local Development Corp. (Vassar College);
Series 2017, Ref. RB	5.00%	07/01/2034	840	900,223
Series 2017, Ref. RB	5.00%	07/01/2036	840	891,145
Series 2017, Ref. RB	5.00%	07/01/2037	1,205	1,272,035
Series 2017, Ref. RB	5.00%	07/01/2042	2,535	2,642,024
Series 2020, Ref. RB	5.00%	07/01/2045	5,000	5,289,373
Series 2020, Ref. RB	4.00%	07/01/2049	5,000	4,571,719
East Rochester Housing Authority (Jefferson Park Association L.P.); Series 1999, RB(a)	6.75%	03/01/2030	1,040	926,855
Elmira (City of), NY Housing Authority (Eastgate Apartments L.P.); Series 2007, RB(a)	6.25%	06/01/2044	2,140	2,001,613
Erie Tobacco Asset Securitization Corp.;
Series 2005 A, RB	5.00%	06/01/2038	5,000	4,783,562
Series 2005 A, RB	5.00%	06/01/2045	1,275	1,197,818
Series 2005 D, RB(c)	0.00%	06/01/2055	194,300	12,089,113
Series 2006 A, RB(c)(d)	0.00%	06/01/2060	200,000	10,962,740
Franklin (County of), NY Solid Waste Management Authority;
Series 2015 A, RB(a)	5.00%	06/01/2025	300	307,454
Series 2019, RB(a)	4.00%	06/01/2025	910	913,204
Series 2019, RB(a)	4.00%	06/01/2026	950	957,640
Series 2019, RB(a)	4.00%	06/01/2027	985	995,848
Genesee County Funding Corp. (The) (Rochester Regional Health Obligated Group); Series 2022 A, Ref. RB	5.25%	12/01/2052	20,375	20,599,526
Glen Cove Local Economic Assistance Corp. (Tiegerman School); Series 2018 A-2, RB (Acquired 06/26/2018; Cost $5,495,000)(d)(g)	5.50%	07/01/2044	5,495	4,892,248
Hempstead Town Local Development Corp. (Adelphi University); Series 2019, Ref. RB	4.00%	02/01/2039	1,800	1,699,904
Hempstead Town Local Development Corp. (Evergreen Charter School); Series 2019, Ref. RB(d)	6.80%	12/01/2044	9,530	9,662,611

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Hempstead Town Local Development Corp. (Molloy College);
Series 2014, RB	5.00%	07/01/2029	$1,700	$ 1,729,144
Series 2014, RB	5.00%	07/01/2034	1,500	1,520,679
Series 2014, RB	5.00%	07/01/2039	1,250	1,259,294
Series 2014, RB	5.00%	07/01/2044	1,000	1,005,804
Series 2017, Ref. RB	5.00%	07/01/2029	475	496,300
Series 2017, Ref. RB	5.00%	07/01/2030	425	442,727
Series 2017, Ref. RB	5.00%	07/01/2031	390	405,758
Series 2017, Ref. RB	5.00%	07/01/2032	700	726,937
Series 2017, Ref. RB	5.00%	07/01/2035	730	751,424
Series 2017, Ref. RB	5.00%	07/01/2036	570	583,717
Series 2017, Ref. RB	5.00%	07/01/2038	650	660,558
Hudson Yards Infrastructure Corp.;
Series 2017 A, Ref. RB	5.00%	02/15/2042	62,200	64,824,125
Series 2017 A, Ref. RB (INS - BAM)(b)	5.00%	02/15/2042	11,000	11,464,073
Series 2017 A, Ref. RB	4.00%	02/15/2044	26,535	24,812,656
Series 2017 A, Ref. RB	5.00%	02/15/2045	50,630	52,579,903
Series 2017 A, Ref. RB (INS - AGM)(b)	4.00%	02/15/2047	28,445	26,232,465
Hudson Yards Infrastructure Corp. (Green Bonds);
Series 2021 A, Ref. RB	4.00%	02/15/2037	3,420	3,451,886
Series 2021 A, Ref. RB	4.00%	02/15/2039	8,720	8,685,491
Series 2021 A, Ref. RB	4.00%	02/15/2043	2,095	2,054,366
Huntington Local Development Corp. (Fountaingate Garden); Series 2021 A, RB	5.25%	07/01/2056	1,000	765,804
Jefferson Civic Facility Development Corp. (Samaritan Medical Center);
Series 2017 A, Ref. RB	5.00%	11/01/2037	4,000	3,753,398
Series 2017 A, Ref. RB	4.00%	11/01/2047	555	433,303
Livingston (County of), NY Industrial Development Agency (Nicholas H. Noyes Memorial Hospital); Series 2005, RB	6.00%	07/01/2030	1,000	1,001,813
Lockport (City of), NY;
Series 2014, GO Bonds	5.00%	10/15/2023	505	508,052
Series 2014, GO Bonds	5.00%	10/15/2024	530	538,630
Long Island (City of), NY Power Authority;
Series 2014 A, Ref. RB	5.00%	09/01/2039	12,315	12,493,744
Series 2014 A, Ref. RB	5.00%	09/01/2044	14,530	14,652,545
Series 2016 B, Ref. RB	5.00%	09/01/2036	4,405	4,584,123
Series 2016 B, Ref. RB	5.00%	09/01/2041	12,335	12,734,459
Series 2016, Ref. RB	5.00%	09/01/2035	6,280	6,564,702
Series 2017, RB	5.00%	09/01/2029	750	819,218
Series 2017, RB	5.00%	09/01/2037	3,405	3,645,061
Series 2017, RB (INS - BAM)(b)	5.00%	09/01/2042	14,000	14,807,761
Series 2017, RB	5.00%	09/01/2047	12,925	13,362,165
Series 2017, RB (INS - BAM)(b)	5.00%	09/01/2047	25,000	25,939,000
Series 2018, RB	5.00%	09/01/2036	2,000	2,167,657
Series 2018, RB	5.00%	09/01/2037	7,000	7,539,010
Series 2018, RB	5.00%	09/01/2038	5,000	5,369,365
Series 2018, RB	5.00%	09/01/2039	4,000	4,280,393
Series 2019 A, RB	4.00%	09/01/2038	1,000	1,005,308
Series 2020 A, Ref. RB	4.00%	09/01/2039	5,250	5,283,970
Series 2021 A, Ref. RB	4.00%	09/01/2039	3,000	3,021,602
Series 2021 A, Ref. RB	3.00%	09/01/2040	2,000	1,656,822
Series 2021 A, Ref. RB	4.00%	09/01/2042	3,000	2,963,062

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Metropolitan Transportation Authority;
Series 2013 C, RB	5.00%	11/15/2038	$4,000	$ 3,988,559
Series 2014 B, RB	5.25%	11/15/2039	5,135	5,146,422
Series 2015 A-2, RB(f)	5.00%	05/15/2030	18,000	19,090,417
Series 2015 B, RB	5.25%	11/15/2055	9,000	8,990,869
Series 2016 C-1, RB	5.00%	11/15/2056	16,170	16,048,785
Series 2016 C-1, RB	5.25%	11/15/2056	20,830	20,803,644
Series 2017 D, Ref. RB	5.00%	11/15/2033	2,295	2,377,838
Series 2017 D, Ref. RB	5.00%	11/15/2035	5,695	5,887,120
Subseries 2015 C-1, Ref. RB	5.25%	11/15/2030	6,540	6,674,360
Metropolitan Transportation Authority (Bidding Group 2); Series 2022 A, RB	4.00%	11/15/2050	23,835	22,170,278
Metropolitan Transportation Authority (Green Bonds);
Series 2016 A-1, RB	5.25%	11/15/2056	23,860	23,831,122
Series 2017 B-1, RB	5.25%	11/15/2057	15,505	16,232,460
Series 2017 C-1, Ref. RB (INS - BAM)(b)	5.00%	11/15/2031	18,000	19,225,532
Series 2017 C-1, Ref. RB (INS - BAM)(b)	5.00%	11/15/2034	24,700	26,164,735
Series 2017 C-2, Ref. RB(c)	0.00%	11/15/2040	3,750	1,522,997
Series 2019 A-2, RB (INS - AGM)(b)	5.00%	11/15/2044	7,900	8,153,328
Series 2019 C, RB (INS - AGM)(b)	4.00%	11/15/2045	560	523,392
Series 2020 C-1, RB	5.25%	11/15/2055	15,000	15,366,384
Subseries 2016 B-1, RB	5.00%	11/15/2036	3,955	4,136,001
Subseries 2016 B-1, RB	5.00%	11/15/2056	10,345	10,552,378
Monroe County Industrial Development Corp. (Highland Hospital of Rochester); Series 2015, Ref. RB	5.00%	07/01/2034	375	385,921
Monroe County Industrial Development Corp. (Monroe Community College); Series 2014, Ref. RB (INS - AGM)(b)	5.00%	01/15/2038	890	903,667
Monroe County Industrial Development Corp. (Rochester General Hospital (The));
Series 2013 A, Ref. RB	5.00%	12/01/2037	50	50,025
Series 2013 A, Ref. RB	5.00%	12/01/2042	2,010	2,010,327
Monroe County Industrial Development Corp. (Rochester Regional Health); Series 2020, Ref. RB	4.00%	12/01/2046	5,700	4,790,772
Monroe County Industrial Development Corp. (Rochester Schools Modernization);
Series 2005 A, RB(a)	6.50%	12/01/2042	2,085	1,709,363
Series 2015, RB	5.00%	05/01/2030	1,000	1,035,061
Series 2015, RB	5.00%	05/01/2031	1,500	1,551,320
Monroe County Industrial Development Corp. (Social Bond);
Series 2022, RB(d)	5.88%	07/01/2052	1,000	967,361
Series 2022, RB(d)	6.00%	07/01/2057	1,000	966,101
Monroe County Industrial Development Corp. (St. Ann’s Community); Series 2019, Ref. RB	5.00%	01/01/2040	4,455	3,813,511
Monroe County Industrial Development Corp. (St. John Fisher College);
Series 2011, RB	5.63%	06/01/2026	695	696,098
Series 2011, RB	6.00%	06/01/2034	1,495	1,498,091
Series 2014 A, RB	5.00%	06/01/2029	500	509,444
Series 2014 A, RB	5.50%	06/01/2034	960	983,144
Series 2014 A, RB	5.00%	06/01/2044	1,515	1,530,755
Monroe County Industrial Development Corp. (University of Rochester);
Series 2015 A, Ref. RB	5.00%	07/01/2028	180	187,213
Series 2015 A, Ref. RB	5.00%	07/01/2032	1,500	1,552,590
Series 2015 A, Ref. RB	5.00%	07/01/2033	1,785	1,844,341
Series 2017 C, Ref. RB	4.00%	07/01/2043	3,175	2,982,540
Series 2020 A, RB	4.00%	07/01/2050	51,550	47,078,538
Monroe Tobacco Asset Securitization Corp.; Series 2006 A, RB(c)(d)	0.00%	06/01/2061	400,000	15,342,560
MTA Hudson Rail Yards Trust Obligations;
Series 2016 A, RB	5.00%	11/15/2051	21,780	21,578,958
Series 2016 A, RB	5.00%	11/15/2056	78,245	76,876,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Nassau (County of), NY;
Series 2016 A, Ref. GO Bonds	5.00%	01/01/2038	$1,000	$ 1,029,884
Series 2018 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2040	3,335	3,503,225
Series 2018 B, GO Bonds (INS - AGM)(b)	5.00%	07/01/2049	22,435	23,346,440
Series 2019 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2043	8,510	8,958,614
Series 2019 A, GO Bonds (INS - AGM)(b)	5.00%	04/01/2049	11,600	12,130,027
Series 2019 B, GO Bonds (INS - AGM)(b)	5.00%	04/01/2049	5,000	5,279,745
Nassau (County of), NY Industrial Development Agency (Amsterdam at Harborside);
Series 2021, RB (Acquired 12/14/2007-02/28/2018; Cost $634,149)(g)	5.00%	01/01/2058	546	263,123
Series 2021, Ref. RB (Acquired 09/07/2021; Cost $270,000)(d)(g)	9.00%	01/01/2041	270	223,204
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group); Series 2014, RB	5.00%	07/01/2033	300	306,286
Nassau County Local Economic Assistance Corp. (Hispanic Counseling Center, Inc.); Series 2018 A-2, Ref. RB	5.20%	12/01/2037	1,585	1,199,341
Nassau County Tobacco Settlement Corp.;
Series 2006 A-2, RB	5.25%	06/01/2026	904	887,879
Series 2006 A-3, RB	5.00%	06/01/2035	750	698,467
Series 2006 A-3, RB	5.13%	06/01/2046	615	568,214
Series 2006 C, RB(c)	0.00%	06/01/2046	105,975	19,264,814
Series 2006 D, RB(c)	0.00%	06/01/2060	623,215	33,841,447
Series 2006 E, RB(c)	0.00%	06/01/2060	40,000	1,990,536
New Rochelle (City of), NY (70 Nardozzi/City DPW); Series 2018 A-2, RB	5.13%	08/01/2050	17,100	11,571,773
New Rochelle (City of), NY (Iona College); Series 2015 A, Ref. RB	5.00%	07/01/2040	1,250	1,267,878
New York & New Jersey (States of) Port Authority;
One Hundred Ninty Eight Series 2016, Ref. RB	5.25%	11/15/2056	6,825	7,068,440
Series 2012, RB	4.00%	01/15/2042	720	690,544
Series 2016 197, Ref. RB(a)	5.00%	11/15/2035	7,000	7,134,930
Series 2018 207, Ref. RB(a)	4.00%	03/15/2035	10,000	10,092,788
Series 2018 211, Ref. RB	4.00%	09/01/2038	1,700	1,670,952
Series 2019 220, RB(a)	4.00%	11/01/2059	20,660	18,112,448
Series 2019, RB	4.00%	11/01/2041	600	577,987
Series 2019, RB(a)	4.00%	11/01/2047	25,350	23,036,739
Series 2020 221, RB(a)	4.00%	07/15/2045	5,000	4,584,110
Series 2020 221, RB(a)	4.00%	07/15/2060	21,175	18,515,395
Series 2020 222, Ref. RB	4.00%	07/15/2038	6,455	6,345,106
Series 2020, RB(a)	4.00%	07/15/2040	2,180	2,081,077
Series 2021, Ref. RB(a)	4.00%	07/15/2051	8,395	7,542,108
Series 2021, Ref. RB(a)	5.00%	07/15/2056	2,000	2,060,719
Two Hundred Eleventh Series 2018, Ref. RB	5.00%	09/01/2048	12,475	13,187,803
Two Hundred Forteenth Series 2019, RB(a)	4.00%	09/01/2043	7,990	7,390,895
Two Hundred Thirty First Series 2022, Ref. RB(a)	5.00%	08/01/2037	22,990	24,712,489
Two Hundredth Series 2017, Ref. RB	5.00%	10/15/2047	3,000	3,137,423
Two Hundredth Series 2017, Ref. RB	5.25%	10/15/2057	3,120	3,270,393
New York (City of), NY;
Series 1990 I, GO Bonds	7.75%	08/15/2028	5	5,111
Series 1997 C, GO Bonds (INS - NATL)(b)	5.50%	11/15/2037	10	10,019
Series 2002 D, GO Bonds	5.25%	06/01/2027	230	230,411
Series 2002 D, GO Bonds	5.38%	06/01/2032	380	380,648
Series 2003 F, GO Bonds	5.32%	01/15/2028	5	5,009
Series 2012 I, GO Bonds	5.00%	08/01/2023	3,120	3,124,592
Series 2017 B-1, GO Bonds	5.00%	10/01/2037	3,000	3,213,063
Series 2018 E-1, GO Bonds	5.25%	03/01/2035	1,000	1,099,333
Series 2018 E-1, GO Bonds	5.00%	03/01/2044	25,000	26,352,975
Series 2019 B-1, GO Bonds	5.00%	10/01/2042	595	634,107
Series 2020 C, GO Bonds	4.00%	08/01/2041	3,800	3,689,146
Series 2020 D-1, GO Bonds	4.00%	03/01/2042	3,650	3,518,853
Series 2020 D-1, GO Bonds	4.00%	03/01/2050	12,000	11,259,138
Series 2021 F-1, GO Bonds	3.00%	03/01/2041	5,000	4,074,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2022, GO Bonds(h)(i)	4.00%	03/01/2047	$18,000	$ 17,017,252
Series 2022, GO Bonds (INS - BAM)(b)(h)(i)	4.00%	03/01/2050	28,830	27,224,365
Series 2022, GO Bonds(h)(i)	4.00%	08/01/2050	10,000	9,367,472
Subseries 2018 F-1, GO Bonds	5.00%	04/01/2045	10,000	10,531,549
Subseries 2019 A-1, GO Bonds	4.00%	08/01/2040	2,000	1,955,157
Subseries 2019 A-1, GO Bonds	5.00%	08/01/2045	880	932,499
Subseries 2021 F-1, GO Bonds(i)	5.00%	03/01/2050	10,000	10,624,839
Subseries 2022 B-1, GO Bonds	5.25%	10/01/2047	11,000	12,105,801
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2040	2,500	2,805,875
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2041	3,900	4,354,037
Subseries 2022 D-1, GO Bonds	5.25%	05/01/2043	4,705	5,215,590
Subseries 2022 D-1, GO Bonds	5.50%	05/01/2044	2,250	2,541,561
Subseries 2022 D-1, GO Bonds	5.50%	05/01/2045	2,960	3,334,511
Subseries 2022 D-1, GO Bonds	5.50%	05/01/2046	5,250	5,903,019
New York (City of), NY Industrial Development Agency (1996 Comprehensive Care Management Corp.);
Series 1998 C, RB	6.38%	11/01/2028	695	606,219
Series 1998, RB	6.38%	11/01/2028	1,735	1,511,652
New York (City of), NY Industrial Development Agency (Comprehensive Care Management);
Series 2005 C-2, RB	6.00%	05/01/2026	525	477,950
Series 2005 E-2, RB	6.13%	11/01/2035	2,455	1,827,364
New York (City of), NY Industrial Development Agency (Cool Wind Ventilation Corp.); Series 2007 A-2, IDR(a)	6.08%	11/01/2027	3,245	3,073,374
New York (City of), NY Industrial Development Agency (MediSys Health Network, Inc.); Series 1999, RB	6.25%	03/15/2024	3,580	3,453,686
New York (City of), NY Industrial Development Agency (Special Needs Facilities Pooled Program); Series 1999 A-1, RB	6.65%	07/01/2023	140	139,519
New York (City of), NY Industrial Development Agency (The Child School); Series 2003, RB	7.55%	06/01/2033	6,550	6,581,126
New York (City of), NY Industrial Development Agency (Yankee Stadium); Series 2020, Ref. RB	4.00%	03/01/2045	16,450	14,648,352
New York (City of), NY Municipal Water Finance Authority;
Subseries 2023 AA-1, RB	5.25%	06/15/2052	14,980	16,554,713
Series 2017 CC-1, RB	5.00%	06/15/2048	1,000	1,044,694
Series 2017 EE, Ref. RB	5.00%	06/15/2037	515	548,696
Series 2019 BB-1, RB	4.00%	06/15/2049	4,800	4,558,640
Series 2019 CC-1, RB	4.00%	06/15/2040	2,305	2,272,228
Series 2019 DD-1, RB	4.00%	06/15/2049	9,885	9,387,950
Series 2019 DD-1, RB	5.25%	06/15/2049	5,000	5,363,362
Series 2020 BB-1, RB	4.00%	06/15/2050	9,750	9,227,546
Series 2020 BB-2, Ref. RB	4.00%	06/15/2042	3,545	3,470,606
Series 2020 EE, Ref. RB	4.00%	06/15/2042	15,815	15,483,111
Series 2020, Ref. RB	5.00%	06/15/2050	8,500	9,024,496
Series 2021 AA-1, RB	4.00%	06/15/2051	10,000	9,431,791
Series 2022 CC-1, RB	4.00%	06/15/2052	15,055	14,176,858
Subseries 2018 DD-1, RB(i)	5.00%	06/15/2048	20,000	21,006,898
Subseries 2023 AA-1, RB(i)	5.25%	06/15/2052	15,000	16,576,815
Subseries 2023 CC-1, RB(i)	4.00%	06/15/2052	35,000	32,958,489
New York (City of), NY Transitional Finance Authority;
Series 2016 S-1, RB	5.00%	07/15/2029	650	684,240
Series 2018 S-1, RB	5.00%	07/15/2043	24,000	25,345,697
Series 2018 S-1, RB	5.00%	07/15/2045	10,000	10,523,970
Series 2018 S-3, RB	5.00%	07/15/2043	885	934,623
Series 2018 S-3, RB	5.25%	07/15/2045	11,475	12,208,257
Series 2019 B-1, RB	4.00%	11/01/2042	7,325	7,121,369
Series 2019 B-1, RB	4.00%	11/01/2045	8,795	8,429,991
Series 2019 B-1, RB	4.00%	11/01/2047	5,875	5,584,851
Series 2020 A-3, RB	4.00%	05/01/2044	11,000	10,602,253
Series 2020 C-1, RB	4.00%	05/01/2037	3,375	3,388,229
Series 2020 C-1, RB	4.00%	05/01/2038	3,565	3,552,560
Series 2020 C-1, RB	4.00%	05/01/2039	3,165	3,133,725

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Series 2020 C-1, RB	4.00%	05/01/2040	$1,415	$ 1,391,563
Series 2020 D, RB	4.00%	11/01/2043	9,575	9,281,255
Series 2020, RB	4.00%	05/01/2042	8,000	7,781,288
Series 2020, RB	4.00%	05/01/2045	2,000	1,918,096
Series 2020, RB	4.00%	05/01/2046	23,000	21,948,382
Series 2020, RB	4.00%	05/01/2047	7,000	6,658,277
Series 2021 B-1, RB	4.00%	08/01/2048	3,925	3,722,285
Series 2021 E-1, RB	4.00%	02/01/2046	12,855	12,271,185
Series 2022 F-1, RB	5.00%	02/01/2044	2,500	2,699,311
Series 2022 F-1, RB	5.00%	02/01/2047	24,500	26,287,929
Series 2022, RB(i)	4.00%	11/01/2042	11,000	10,694,206
Series 2022, RB(i)	4.00%	11/01/2043	19,000	18,417,112
Series 2022, RB	5.00%	02/01/2047	9,955	10,681,483
Subseries 2021 C-1, RB(h)(i)	4.00%	05/01/2043	23,055	22,358,582
Subseries 2021 S-1, Ref. RB	4.00%	07/15/2040	1,000	973,626
Subseries 2022 F-1, RB(i)	5.00%	02/01/2047	24,575	26,368,402
New York (City of), NY Trust for Cultural Resources (American Museum of Natural History); Series 2014 A, Ref. RB	5.00%	07/01/2041	1,000	1,013,319
New York (City of), NY Trust for Cultural Resources (Carnegie Hall);
Series 2019, Ref. RB	5.00%	12/01/2034	300	335,410
Series 2019, Ref. RB	5.00%	12/01/2036	700	770,337
New York (City of), NY Trust for Cultural Resources (Juilliard School (The)); Series 2018 A, Ref. RB	4.00%	01/01/2039	6,370	6,300,648
New York (City of), NY Trust for Cultural Resources (Lincoln Center for Performing Arts); Series 2020 A, Ref. RB	4.00%	12/01/2035	950	962,373
New York (State of) Bridge Authority;
Series 2021 A, RB	4.00%	01/01/2038	200	197,116
Series 2021 A, RB	4.00%	01/01/2039	275	269,181
Series 2021 A, RB	4.00%	01/01/2040	350	339,730
Series 2021 A, RB	4.00%	01/01/2041	220	211,903
Series 2021 A, RB	4.00%	01/01/2046	725	674,590
Series 2021 A, RB	4.00%	01/01/2051	1,085	991,286
New York (State of) Dormitory Authority;
Series 2009 C, RB (INS - AGC)(b)	5.00%	10/01/2024	115	115,203
Series 2015 A-1, Ref. RB(d)	4.80%	12/01/2023	795	778,074
Series 2015 B, RB(e)(f)	5.00%	02/15/2025	5	5,173
Series 2016 A, Ref. RB	5.00%	10/01/2033	600	632,707
Series 2016 A, Ref. RB	5.00%	07/01/2036	275	286,159
Series 2017 A, RB	5.00%	03/15/2041	2,970	3,118,345
Series 2017 A, RB	4.00%	03/15/2046	15,965	15,081,787
Series 2017 B, Ref. RB(e)(f)	5.00%	08/15/2027	10	10,893
Series 2017, Ref. RB	5.00%	02/15/2037	2,145	2,259,898
Series 2018 A, RB	5.00%	07/01/2048	5,890	6,243,262
Series 2019 A, RB	5.00%	10/01/2034	820	888,908
Series 2019 A, RB	4.00%	07/01/2045	15,280	14,609,055
Series 2019 D, RB(i)	4.00%	02/15/2049	20,000	18,793,804
Series 2020 A, RB(i)	4.00%	03/15/2046	30,485	28,925,793
Series 2020 D, Ref. RB	4.00%	02/15/2047	13,575	12,838,475
Series 2021 A, Ref. RB	4.00%	03/15/2043	5,000	4,810,440
Series 2021 A, Ref. RB	4.00%	03/15/2047	26,305	24,875,073
Series 2021 E, Ref. RB	4.00%	03/15/2047	4,575	4,326,305
Series 2022 A, RB (INS - BAM)(b)	4.25%	10/01/2051	5,500	5,356,922
Series 2022, RB(h)(i)	4.00%	03/15/2049	46,305	43,507,701
Series 2022, RB(i)	4.00%	07/01/2049	22,500	20,998,564
New York (State of) Dormitory Authority (Alliance Long Island AGYS, Inc.);
Series 2015 A-2, Ref. RB(d)	5.35%	12/01/2035	10,325	7,963,516
Series 2015 B-1, Ref. RB(d)	6.18%	12/01/2031	4,010	3,305,619

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (Barnard College);
Series 2020 A, Ref. RB	4.00%	07/01/2038	$680	$ 630,227
Series 2020 A, Ref. RB	4.00%	07/01/2040	675	613,845
Series 2020 A, Ref. RB	4.00%	07/01/2045	1,275	1,139,036
Series 2020 A, Ref. RB	4.00%	07/01/2049	1,350	1,183,267
New York (State of) Dormitory Authority (Bidding Group 3); Series 2017 B, Ref. RB	5.00%	02/15/2041	6,015	6,333,897
New York (State of) Dormitory Authority (Bidding Group 4);
Series 2018 A, RB	5.00%	03/15/2044	12,830	13,571,255
Series 2018 C, Ref. RB	4.00%	03/15/2044	11,385	10,823,194
New York (State of) Dormitory Authority (Bidding Group 5); Series 2020 A, Ref. RB	4.00%	03/15/2047	9,000	8,510,764
New York (State of) Dormitory Authority (Catholic Health System Obligated Group);
Series 2012 A, RB	5.00%	07/01/2032	500	439,466
Series 2012 B, RB	5.00%	07/01/2032	260	228,522
Series 2019 A, Ref. RB	4.00%	07/01/2045	750	515,762
New York (State of) Dormitory Authority (Cerebral Palsy Affiliates Pooled Loan Program); Series 2005 A, RB (INS - AGC)(b)	5.00%	07/01/2034	20	20,004
New York (State of) Dormitory Authority (City of New York);
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2027	710	783,104
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2030	750	882,175
Series 2005 A, RB (INS - AMBAC)(b)	5.50%	05/15/2031	555	664,055
New York (State of) Dormitory Authority (Columbia University); Series 2015, RB	5.00%	10/01/2045	115	130,002
New York (State of) Dormitory Authority (Cornell University); Series 2020 A, Ref. RB	4.00%	07/01/2050	10,000	9,327,150
New York (State of) Dormitory Authority (Educational Housing Services - CUNY Student Housing); Series 2005, RB (INS - AMBAC)(b)	5.25%	07/01/2030	25	26,283
New York (State of) Dormitory Authority (Fashion Institute of Technology Student Housing Corp.); Series 2007, RB (INS - NATL)(b)	5.25%	07/01/2028	935	970,785
New York (State of) Dormitory Authority (Fordham University);
Series 2014, RB	5.00%	07/01/2030	200	204,588
Series 2016 A, Ref. RB	5.00%	07/01/2041	1,200	1,232,964
Series 2017, Ref. RB	5.00%	07/01/2030	650	694,994
Series 2017, Ref. RB	4.00%	07/01/2033	415	426,909
Series 2020, RB	4.00%	07/01/2046	1,555	1,436,193
Series 2020, RB	4.00%	07/01/2050	37,360	33,999,012
Series 2021 A, Ref. RB	3.00%	07/01/2038	9,455	7,688,863
New York (State of) Dormitory Authority (General Purpose); Series 2018 A, Ref. RB	5.25%	03/15/2038	1,500	1,631,005
New York (State of) Dormitory Authority (Group 4); Series 2019 A, Ref. RB	4.00%	03/15/2049	7,935	7,455,644
New York (State of) Dormitory Authority (Icahn School of Medicine at Mount Sinai);
Series 2015 A, Ref. RB	5.00%	07/01/2034	150	153,626
Series 2015 A, Ref. RB	5.00%	07/01/2040	2,800	2,835,090
Series 2015, Ref. RB	5.00%	07/01/2045	1,165	1,173,891
New York (State of) Dormitory Authority (Iona College);
Series 2021 A, RB	5.00%	07/01/2046	500	511,809
Series 2021 A, RB	5.00%	07/01/2051	1,250	1,272,864
New York (State of) Dormitory Authority (Maimonides Medical Center); Series 2020, RB (CEP - Federal Housing Administration)	4.00%	08/01/2043	1,000	961,622
New York (State of) Dormitory Authority (Memorial Sloan Kettering Cancer); Series 1998, RB (INS - NATL)(b)	5.50%	07/01/2023	445	448,302
New York (State of) Dormitory Authority (Montefiore Obligated Group);
Series 2018 A, Ref. RB	5.00%	08/01/2035	6,695	6,716,166
Series 2018 A, Ref. RB	4.00%	08/01/2036	5,570	4,989,756
Series 2018 A, Ref. RB	4.00%	08/01/2037	2,050	1,822,046
Series 2020 A, Ref. RB	4.00%	09/01/2045	8,205	6,908,906
Series 2020 A, Ref. RB	4.00%	09/01/2050	51,475	41,816,174
New York (State of) Dormitory Authority (Municipal Health Facilities Improvement Program); Series 2006 A, RB (INS - NATL)(b)	4.50%	05/15/2036	30	30,019

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Dormitory Authority (New School (The));
Series 2015, Ref. RB(e)(f)	5.00%	07/01/2025	$145	$ 151,142
Series 2015, Ref. RB	5.00%	07/01/2040	1,955	1,988,165
Series 2016 A, Ref. RB	5.00%	07/01/2030	1,545	1,624,417
Series 2016 A, Ref. RB	5.00%	07/01/2035	3,490	3,635,360
Series 2016 A, Ref. RB	5.00%	07/01/2036	2,490	2,581,760
Series 2016 A, Ref. RB	5.00%	07/01/2037	6,535	6,755,248
Series 2016 A, Ref. RB	5.00%	07/01/2041	2,905	2,972,108
Series 2016 A, Ref. RB	4.00%	07/01/2043	5,050	4,494,235
Series 2016 A, Ref. RB	5.00%	07/01/2046	6,330	6,423,419
Series 2022 A, Ref. RB	4.00%	07/01/2052	9,050	7,680,535
New York (State of) Dormitory Authority (New York University);
Series 2001 1, RB (INS - BHAC)(b)	5.50%	07/01/2031	1,070	1,212,890
Series 2016 A, RB	4.00%	07/01/2039	625	618,779
Series 2017 A, Ref. RB	4.00%	07/01/2036	5,000	5,032,956
Series 2019 A, RB	5.00%	07/01/2042	4,260	4,567,583
Series 2019 A, RB	5.00%	07/01/2049	8,600	9,124,901
Series 2021 A, Ref. RB	3.00%	07/01/2041	7,785	6,282,283
Series 2021 A, Ref. RB	4.00%	07/01/2046	6,000	5,707,541
New York (State of) Dormitory Authority (Northwell Health Obligated Group); Series 2015 A, Ref. RB	5.00%	05/01/2033	1,515	1,568,532
New York (State of) Dormitory Authority (NYU Hospitals Center); Series 2014, Ref. RB	5.00%	07/01/2036	2,475	2,519,751
New York (State of) Dormitory Authority (Orange Regional Medical Center);
Series 2015, Ref. RB(d)	5.00%	12/01/2045	425	404,574
Series 2017, Ref. RB(d)	5.00%	12/01/2029	3,200	3,231,744
Series 2017, Ref. RB(d)	5.00%	12/01/2030	1,900	1,918,742
Series 2017, Ref. RB(d)	5.00%	12/01/2032	1,200	1,206,373
Series 2017, Ref. RB(d)	5.00%	12/01/2033	1,700	1,705,793
Series 2017, Ref. RB(d)	5.00%	12/01/2035	1,300	1,285,224
Series 2017, Ref. RB(d)	5.00%	12/01/2036	2,100	2,047,998
Series 2017, Ref. RB(d)	5.00%	12/01/2037	800	773,550
New York (State of) Dormitory Authority (Pace University);
Series 2013 A, RB(e)(f)	5.00%	05/01/2023	20	20,057
Series 2013 A, RB	5.00%	05/01/2029	980	981,396
New York (State of) Dormitory Authority (Pratt Institute);
Series 2016, Ref. RB	5.00%	07/01/2039	500	512,381
Series 2016, Ref. RB	5.00%	07/01/2046	500	508,027
New York (State of) Dormitory Authority (Rochester Institute of Technology);
Series 2019 A, RB	4.00%	07/01/2044	13,835	12,862,110
Series 2019 A, RB	5.00%	07/01/2049	5,640	5,961,548
New York (State of) Dormitory Authority (Rockefeller University);
Series 2019 C, Ref. RB	4.00%	07/01/2049	3,500	3,266,443
Series 2020 A, Ref. RB	5.00%	07/01/2053	3,500	3,709,151
Series 2022 A, Ref. RB	4.00%	07/01/2042	3,305	3,171,833
New York (State of) Dormitory Authority (Rockefeller University) (Green Bonds); Series 2019 B, RB	5.00%	07/01/2050	21,625	23,001,111
New York (State of) Dormitory Authority (St. John’s University); Series 2015 A, Ref. RB	5.00%	07/01/2034	400	414,275
New York (State of) Dormitory Authority (St. Joseph’s College);
Series 2021, RB	4.00%	07/01/2040	225	202,121
Series 2021, RB	5.00%	07/01/2051	750	748,727
New York (State of) Dormitory Authority (State University of New York Dormitory Facilities); Series 2019 A, RB	4.00%	07/01/2049	5,180	4,741,136
New York (State of) Dormitory Authority (United Cerebral Palsy Association);
Series 2017 A, RB(d)	5.50%	12/01/2047	16,140	11,018,208
Series 2017 A-2, RB(d)	5.38%	09/01/2050	25,010	17,136,892
Series 2017 A-2, Ref. RB (Acquired 10/25/2017; Cost $7,540,000)(d)(g)	5.38%	10/01/2042	7,540	5,650,752
New York (State of) Dormitory Authority (Wagner College);
Series 2022, Ref. RB	5.00%	07/01/2047	2,000	1,953,789
Series 2022, Ref. RB	5.00%	07/01/2057	12,000	11,380,392
New York (State of) Dormitory Authority (Yeshiva University); Series 2022 A, Ref. RB	5.00%	07/15/2050	4,000	3,914,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York (State of) Housing Finance Agency;
Series 2014 C, RB	4.00%	11/01/2046	$7,340	$ 6,685,098
Series 2014 G, RB (CEP - GNMA)	4.00%	05/01/2047	3,080	2,771,474
Series 2015 C, RB	4.15%	05/01/2048	2,295	2,088,549
Series 2020 C, RB (CEP - Federal Housing Administration)	4.20%	11/01/2054	25,590	22,877,606
New York (State of) Housing Finance Agency (Horizons at Wawayanda); Series 2007 A, RB (CEP - FHLMC)(a)	5.15%	11/01/2040	110	110,090
New York (State of) Housing Finance Agency (Tiffany Gardens); Series 2005 A, RB(a)	5.13%	08/15/2037	310	310,894
New York (State of) Power Authority (Green Bonds);
Series 2020 A, RB(h)(i)	4.00%	11/15/2060	39,155	36,080,776
Series 2020 A, Ref. RB	4.00%	11/15/2050	25,620	24,475,081
New York (State of) Power Authority (Green Transmission);
Series 2022, RB (INS - AGM)(b)	4.00%	11/15/2047	5,000	4,661,424
Series 2022, RB (INS - AGM)(b)	4.00%	11/15/2052	11,170	10,234,919
Series 2022, RB (INS - AGM)(b)	4.00%	11/15/2061	10,000	8,921,609
New York (State of) Thruway Authority;
Series 2022 C, RB(i)	5.00%	03/15/2054	38,340	41,137,931
Series 2014 J, RB	5.00%	01/01/2034	1,620	1,642,083
Series 2016 A, RB	5.00%	01/01/2051	27,580	27,916,774
Series 2019 B, RB	4.00%	01/01/2045	21,185	19,731,868
Series 2019 B, RB	4.00%	01/01/2050	13,815	12,648,373
Series 2019 B, RB (INS - AGM)(b)	4.00%	01/01/2050	45,000	41,184,990
Series 2020 N, RB	5.00%	01/01/2040	11,555	12,313,462
Series 2020 N, RB	4.00%	01/01/2044	11,465	10,879,723
Series 2021 O, Ref. RB	4.00%	01/01/2043	15,000	14,324,634
Series 2021 O, Ref. RB	4.00%	01/01/2049	7,210	6,715,101
New York (State of) Thruway Authority (Bidding Group 1);
Series 2022 A, Ref. RB	4.00%	03/15/2049	4,200	3,940,076
Series 2022 C, RB	5.00%	03/15/2055	8,750	9,381,396
New York (State of) Thruway Authority (Bidding Group 4);
Series 2021 A-1, Ref. RB	4.00%	03/15/2052	8,500	7,927,033
Series 2021 A-1, Ref. RB	4.00%	03/15/2053	15,000	13,960,621
New York (State of) Thruway Authority (Group 2);
Series 2020 N, RB	4.00%	01/01/2045	5,000	4,716,870
Series 2021 O, Ref. RB	4.00%	01/01/2048	12,500	11,670,217
New York (State of) Utility Debt Securitization Authority;
Series 2022, Ref. RB	5.00%	12/15/2049	7,000	7,740,089
Series 2022, Ref. RB	5.00%	09/15/2052	5,000	5,514,639
New York City Health and Hospitals Corp.;
Series 2021 A, Ref. RB	4.00%	02/15/2045	1,250	1,165,767
Series 2021 A, Ref. RB	4.00%	02/15/2048	1,000	920,939
New York City Housing Development Corp.; Series 2014 C-1-A, RB	4.30%	11/01/2047	5,030	4,670,176
New York Convention Center Development Corp. (Hotel Unit Fee Secured);
Series 2015, Ref. RB	5.00%	11/15/2040	8,435	8,623,520
Series 2015, Ref. RB	5.00%	11/15/2045	8,190	8,324,309
Series 2016 A, RB	5.00%	11/15/2041	4,220	4,313,009
Series 2016 B, RB(c)	0.00%	11/15/2044	3,270	1,079,905
New York Counties Tobacco Trust I;
Series 2000 A, RB	6.50%	06/01/2035	2,260	2,261,075
Series 2000 A, RB	6.63%	06/01/2042	19,230	19,237,857
New York Counties Tobacco Trust II;
Series 2001, RB	5.63%	06/01/2035	910	928,161
Series 2001, RB	5.75%	06/01/2043	8,890	9,067,639
New York Counties Tobacco Trust IV;
Series 2005 D, RB(c)	0.00%	06/01/2050	66,335	13,604,320
Series 2005 E, RB(c)	0.00%	06/01/2055	165,210	11,668,419
Series 2010 A, RB(d)	6.25%	06/01/2041	13,700	13,705,077

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Counties Tobacco Trust V;
Series 2005 S-1, RB(c)	0.00%	06/01/2038	$3,430	$ 1,366,434
Series 2005 S-2, RB(c)	0.00%	06/01/2050	6,770	920,610
Series 2005 S-3, RB(c)	0.00%	06/01/2055	219,195	16,167,012
Series 2005 S4B, RB(c)(d)	0.00%	06/01/2060	715,900	25,527,705
New York Counties Tobacco Trust VI;
Series 2016 A, Ref. RB	6.45%	06/01/2040	3,005	3,077,870
Series 2016 A, Ref. RB	6.00%	06/01/2043	2,515	2,556,588
Series 2016 A-1, Ref. RB	5.75%	06/01/2043	4,000	4,141,472
Series 2016 A-2, Ref. RB	5.00%	06/01/2051	13,875	12,847,492
Series 2016 A-2B, Ref. RB	5.00%	06/01/2045	3,750	3,533,662
Series 2016 B, Ref. RB	5.00%	06/01/2036	1,000	1,016,300
Series 2016 B, Ref. RB	5.00%	06/01/2041	870	880,325
New York Liberty Development Corp. (3 World Trade Center);
Series 2014, Class 1, Ref. RB(d)	5.00%	11/15/2044	1,505	1,448,945
Series 2014, Class 3, Ref. RB(d)	7.25%	11/15/2044	415	419,286
New York Liberty Development Corp. (7 World Trade Center);
Series 2022, Ref. RB	3.00%	09/15/2043	10,000	7,826,812
Series 2022, Ref. RB	3.25%	09/15/2052	7,500	5,592,601
New York Liberty Development Corp. (Goldman Sachs Headquarters);
Series 2005, Ref. RB	5.25%	10/01/2035	76,200	85,567,752
Series 2007, RB	5.50%	10/01/2037	11,445	12,993,744
New York Liberty Development Corp. (Green Bonds);
Series 2021 A, Ref. RB	2.75%	11/15/2041	13,660	10,075,305
Series 2021 A, Ref. RB	2.88%	11/15/2046	21,990	15,393,996
Series 2021 A, Ref. RB	3.00%	11/15/2051	15,000	10,389,588
New York State Environmental Facilities Corp.; Series 2017, RB	5.00%	06/15/2047	29,900	31,635,710
New York State Environmental Facilities Corp. (2010 Master Financing Program) (Green Bonds);
Series 2017 C, RB	5.00%	08/15/2047	5,000	5,305,100
Series 2022 B, RB(i)	5.00%	09/15/2047	20,000	21,942,468
Series 2022 B, RB(i)	5.25%	09/15/2052	18,000	20,080,406
New York State Environmental Facilities Corp. (NYC Municipal Water Finance Authority);
Series 2016 A, Ref. RB	5.00%	06/15/2032	1,000	1,064,387
Series 2022, Ref. RB	4.00%	06/15/2047	3,890	3,750,575
New York State Environmental Facilities Corp. (Pooled Financing Program); Series 2005 B, RB(e)	5.50%	04/15/2035	615	750,299
New York State Urban Development Corp.;
Series 2020 C, Ref. RB	4.00%	03/15/2037	5,100	5,109,226
Series 2020, Ref. RB	3.00%	03/15/2040	5,000	4,171,688
Series 2022 A, Ref. RB	5.00%	03/15/2046	11,435	12,349,290
Series 2022 A, Ref. RB	5.00%	03/15/2047	8,565	9,233,168
New York State Urban Development Corp. (Bidding Group 2); Series 2021 A, Ref. RB	3.00%	03/15/2041	16,515	13,603,121
New York State Urban Development Corp. (Bidding Group 3);
Series 2019 A, Ref. RB	4.00%	03/15/2046	1,500	1,427,475
Series 2021, Ref. RB	4.00%	03/15/2044	20,125	19,319,535
Series 2021, Ref. RB	4.00%	03/15/2046	38,000	36,162,711
Series 2021, Ref. RB	4.00%	03/15/2047	10,000	9,484,958
New York State Urban Development Corp. (Bidding Group 4); Series 2020 E-2, Ref. RB	3.00%	03/15/2040	11,245	9,382,126
New York Transportation Development Corp. (American Airlines, Inc.);
Series 2016, Ref. RB(a)	5.00%	08/01/2026	5,465	5,467,389
Series 2016, Ref. RB(a)	5.00%	08/01/2031	14,505	14,518,289
Series 2021, Ref. RB(a)	2.25%	08/01/2026	4,475	4,170,889
Series 2021, Ref. RB(a)	3.00%	08/01/2031	3,200	2,856,385
New York Transportation Development Corp. (Delta Air Lines, Inc. LaGuardia Airport Terminals C&D Redevelopment);
Series 2018, RB(a)	5.00%	01/01/2036	7,610	7,734,729
Series 2020, RB(a)	5.00%	10/01/2040	10,000	9,987,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
New York Transportation Development Corp. (LaGuardia Airport Terminal B Redevelopment);
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2035	$6,255	$ 6,059,451
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2036	8,845	8,437,034
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	07/01/2037	11,875	11,264,453
Series 2016 A, RB(a)	5.00%	07/01/2041	8,250	8,250,772
Series 2016 A, RB(a)	5.00%	07/01/2046	16,000	15,752,446
Series 2016 A, RB(a)	5.25%	01/01/2050	37,970	37,877,486
Series 2016 A, RB (INS - AGM)(a)(b)	4.00%	01/01/2051	8,900	7,848,713
New York Transportation Development Corp. (New York State Thruway); Series 2021, RB(a)	4.00%	10/31/2034	600	581,948
New York Transportation Development Corp. (Terminal 4 JFK International Airport);
Series 2020 A, Ref. RB(a)	5.00%	12/01/2031	1,000	1,072,085
Series 2020 A, Ref. RB(a)	4.00%	12/01/2041	1,380	1,218,305
Series 2020, Ref. RB	5.00%	12/01/2032	1,505	1,646,462
Series 2020, Ref. RB	5.00%	12/01/2033	1,600	1,740,239
Series 2020, Ref. RB	5.00%	12/01/2035	2,000	2,140,012
Series 2020, Ref. RB	5.00%	12/01/2036	1,610	1,710,257
Series 2020, Ref. RB	5.00%	12/01/2038	3,000	3,169,198
Series 2022, RB(a)	5.00%	12/01/2039	3,000	3,092,311
Series 2022, RB(a)	5.00%	12/01/2041	19,000	19,384,784
Series 2022, RB(a)	5.00%	12/01/2042	5,000	5,077,177
Niagara Area Development Corp. (Catholic Health System, Inc.); Series 2022, RB	5.00%	07/01/2052	6,350	4,782,563
Niagara Area Development Corp. (Covanta); Series 2018 A, Ref. RB(a)(d)	4.75%	11/01/2042	790	685,866
Niagara Frontier Transportation Authority (Buffalo Niagara International Airport);
Series 2014 A, Ref. RB(a)	5.00%	04/01/2029	725	731,894
Series 2019, Ref. RB(a)	5.00%	04/01/2035	780	822,052
Series 2019, Ref. RB(a)	5.00%	04/01/2037	750	780,471
Series 2019, Ref. RB(a)	5.00%	04/01/2039	720	744,599
Niagara Tobacco Asset Securitization Corp.; Series 2014, Ref. RB	5.25%	05/15/2040	275	276,083
North Syracuse Central School District; Series 2007, Ref. GO Bonds (INS - NATL)(b)	5.00%	06/15/2023	935	939,703
Oneida County Local Development Corp. (Mohawk Valley Health System);
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2038	2,860	2,695,480
Series 2019, Ref. RB (INS - AGM)(b)	4.00%	12/01/2049	4,920	4,452,938
Series 2021 A, RB (INS - AGM)(b)	4.00%	12/01/2046	1,355	1,243,015
Series 2021 A, RB (INS - AGM)(b)	4.00%	12/01/2051	11,710	10,507,676
Oneida County Local Development Corp. (Utica College);
Series 2019, Ref. RB	5.00%	07/01/2026	100	101,385
Series 2019, Ref. RB	5.00%	07/01/2028	1,050	1,077,347
Series 2019, Ref. RB	5.00%	07/01/2030	1,160	1,194,696
Series 2019, Ref. RB	5.00%	07/01/2031	1,215	1,249,161
Series 2019, Ref. RB	5.00%	07/01/2032	775	794,742
Series 2019, Ref. RB	5.00%	07/01/2033	1,340	1,369,597
Series 2019, Ref. RB	5.00%	07/01/2034	1,410	1,434,981
Series 2019, Ref. RB	4.00%	07/01/2039	760	645,916
Series 2019, Ref. RB	5.00%	07/01/2049	3,250	3,020,156
Onondaga (County of), NY Trust for Cultural Resources (Abby Lane Housing Corp.);
Series 2017, Ref. RB	5.00%	05/01/2033	1,300	1,332,288
Series 2017, Ref. RB	5.00%	05/01/2034	840	858,615
Series 2017, Ref. RB	5.00%	05/01/2037	1,150	1,170,668
Series 2017, Ref. RB	5.00%	05/01/2040	650	658,482
Onondaga (County of), NY Trust for Cultural Resources (Syracuse University);
Series 2019, Ref. RB	4.00%	12/01/2041	1,055	1,023,326
Series 2019, Ref. RB	5.00%	12/01/2045	18,650	19,995,413
Series 2019, Ref. RB	4.00%	12/01/2049	14,240	13,141,044
Onondaga Civic Development Corp. (Le Moyne College);
Series 2021, RB	5.00%	07/01/2046	450	454,127
Series 2021, RB	5.00%	07/01/2051	600	601,547
Orange (County of), NY Industrial Development Agency (Cornwall Hospital (The)); Series 2001 B, RB (INS - AGC)(b)	5.38%	12/01/2026	1,310	1,311,942

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Orange (County of), NY Industrial Development Agency (St. Luke’s Hospital of Newburgh, New York); Series 2001 A, RB (INS - AGC)(b)	5.38%	12/01/2026	$3,695	$ 3,701,147
Orange County Funding Corp.; Series 2013, RB	6.50%	01/01/2046	3,955	3,162,932
Orange County Funding Corp. (Mount St. Mary College);
Series 2012 A, RB	5.00%	07/01/2037	1,320	1,309,263
Series 2012 A, RB	5.00%	07/01/2042	1,435	1,370,039
Otsego County Capital Resource Corp. (Hartwick College);
Series 2015 A, Ref. RB	5.00%	10/01/2030	3,205	2,984,171
Series 2015 A, Ref. RB	5.00%	10/01/2035	2,000	1,757,294
Series 2015 A, Ref. RB	5.00%	10/01/2045	8,065	6,424,860
Oyster Bay (Town of), NY;
Series 2018 B, GO Bonds (INS - AGM)(b)	3.25%	02/01/2031	10,805	10,929,676
Series 2018 B, GO Bonds (INS - AGM)(b)	3.25%	02/01/2032	5,000	5,010,674
Series 2018 B, GO Bonds (INS - AGM)(b)	4.00%	02/01/2033	9,585	9,829,044
Poughkeepsie (City of), NY Industrial Development Agency (Eastman & Bixby Redevelopment Co. LLC); Series 2000 A, RB(a)	6.00%	08/01/2032	2,330	2,335,952
Ramapo Local Development Corp.; Series 2013, Ref. RB	5.00%	03/15/2033	2,525	2,423,947
Rensselaer (County of), NY Industrial Development Agency (Franciscan Heights, L.P.); Series 2004 A, IDR (LOC - JP Morgan Chase Bank)(a)(j)	5.38%	12/01/2036	2,500	2,504,441
Riverhead (City of), NY Industrial Development Agency; Series 2013, RB	7.00%	08/01/2048	1,300	1,314,044
Rockland (County of), NY Solid Waste Management Authority (Green Bonds);
Series 2021 A, RB(a)	4.00%	12/15/2046	3,780	3,447,639
Series 2021 A, RB(a)	4.00%	12/15/2051	5,025	4,464,372
Rockland Tobacco Asset Securitization Corp.;
Series 2001, RB	5.75%	08/15/2043	720	731,910
Series 2005 A, RB(c)(d)	0.00%	08/15/2045	3,855	1,050,359
Series 2005 C, RB(c)(d)	0.00%	08/15/2060	25,000	1,516,092
Saratoga County Capital Resource Corp. (Skidmore College);
Series 2018, RB	5.00%	07/01/2048	3,515	3,684,254
Series 2020 A, RB	4.00%	07/01/2050	1,985	1,809,840
Schenectady County Capital Resource Corp. (Union College);
Series 2017, Ref. RB	5.00%	01/01/2047	10,720	11,020,913
Series 2022, Ref. RB	5.25%	07/01/2052	1,000	1,074,391
St. Lawrence (County of), NY Industrial Development Agency (Clarkson University);
Series 2021, Ref. RB	5.00%	09/01/2039	520	539,913
Series 2021, Ref. RB	5.00%	09/01/2041	200	206,751
St. Lawrence (County of), NY Industrial Development Agency (St. Lawrence University);
Series 2016 A, Ref. RB	5.00%	07/01/2036	540	562,429
Series 2022, Ref. RB	5.25%	07/01/2041	440	480,404
Series 2022, Ref. RB	5.25%	07/01/2042	425	463,279
Series 2022, Ref. RB	5.25%	07/01/2047	1,820	1,963,619
Series 2022, Ref. RB	5.25%	07/01/2052	2,500	2,676,043
Suffolk (County of), NY Industrial Development Agency (Alliance of Long Island Agencies, Inc./Adults and Children with Learning and Developmental Disabilities, Inc. Civic Facility); Series 2006 A-D2, RB	6.00%	10/01/2031	210	185,782
Suffolk County Economic Development Corp.; Series 2010 A, RB	7.38%	12/01/2040	3,910	3,448,309
Suffolk County Economic Development Corp. (Catholic Health Services); Series 2014 C, RB	5.00%	07/01/2032	415	423,268
Suffolk County Economic Development Corp. (Family Residences and Essential Enterprises, Inc.); Series 2012 B-A, RB(d)	6.75%	06/01/2027	350	313,779
Suffolk Tobacco Asset Securitization Corp.; Series 2021, Ref. RB	4.00%	06/01/2050	2,000	1,941,671
Sullivan (County of), NY (Adelaar Infratructure);
Series 2016 A-2, RB(d)	5.35%	11/01/2049	40,865	36,421,892
Series 2016 B-2, RB(d)	5.35%	11/01/2049	5,830	5,196,125
Series 2016 C-2, RB(d)	5.35%	11/01/2049	5,760	5,133,735
Series 2016 D-2, RB(d)	5.35%	11/01/2049	3,780	3,369,014
Tompkins County Development Corp. (Tompkins Cortland Community College Foundation, Inc.); Series 2013 A, RB(k)	5.00%	07/01/2032	3,125	1,546,875

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Triborough Bridge & Tunnel Authority;
Series 2012 B, Ref. RB(e)(f)	5.00%	03/16/2023	$400	$ 400,269
Series 2013 A, Ref. RB(e)(f)	5.00%	05/15/2023	1,500	1,505,323
Series 2016 A, Ref. RB	5.00%	11/15/2046	20,500	21,067,428
Series 2017 A, RB	5.00%	11/15/2037	4,455	4,732,987
Series 2017 A, RB	5.00%	11/15/2038	1,515	1,606,637
Series 2017 A, RB	5.00%	11/15/2047	17,095	17,798,039
Series 2017 B, Ref. RB	5.00%	11/15/2038	9,100	9,650,427
Series 2018, RB	5.00%	11/15/2045	10,000	10,571,866
Series 2021 A-1, Ref. RB	5.00%	05/15/2051	52,685	56,256,200
Subseries 2021 B-1, Ref. RB	4.00%	05/15/2056	15,800	14,221,247
Triborough Bridge & Tunnel Authority (MTA Brdiges & Tunnels); Subseries 2022 D-2, RB	5.50%	05/15/2052	5,350	6,066,190
Triborough Bridge & Tunnel Authority (MTA Bridges & Tunnels);
Series 2019 A, RB	5.00%	11/15/2049	17,800	18,786,618
Series 2019 C, RB	4.00%	11/15/2041	1,500	1,456,168
Series 2019 C, RB(i)	4.00%	11/15/2043	21,500	20,638,579
Series 2020 A, RB	5.00%	11/15/2049	11,730	12,499,053
Series 2020 A, RB	4.00%	11/15/2054	5,975	5,550,048
Series 2020 A, RB	5.00%	11/15/2054	4,850	5,149,083
Series 2021 A, RB	5.00%	11/15/2051	27,570	29,418,949
Series 2021 A, RB	5.00%	11/15/2056	4,100	4,349,082
Series 2022 A, Ref. RB	4.00%	05/15/2051	16,800	15,387,155
Series 2022, RB(i)	5.25%	05/15/2057	20,000	21,809,976
Series 2022, RB(i)	5.25%	05/15/2062	30,000	32,589,825
TSASC, Inc.;
Series 2016 B, Ref. RB	5.00%	06/01/2045	10,930	10,140,034
Series 2016 B, Ref. RB	5.00%	06/01/2048	14,195	12,978,521
Series 2017 A, Ref. RB	5.00%	06/01/2036	1,345	1,385,820
Series 2017 A, Ref. RB	5.00%	06/01/2041	16,855	17,163,310
Westchester (County of), NY Industrial Development Agency (Clearview School (The)); Series 2005 B, RB	7.25%	01/01/2035	720	575,801
Westchester (County of), NY Industrial Development Agency (Million Air Two LLC General Aviation Facilities); Series 2017 A, RB(a)(d)	7.00%	06/01/2046	470	412,028
Westchester County Healthcare Corp.; Series 2014 A, RB	5.00%	11/01/2044	4,063	4,068,366
Westchester County Local Development Corp. (Betheal Methodist);
Series 2020 A, Ref. RB	5.00%	07/01/2040	2,235	1,866,794
Series 2020 A, Ref. RB	5.13%	07/01/2055	7,690	5,980,312
Series 2020 B, Ref. RB	5.88%	07/01/2030	4,720	4,296,577
Westchester County Local Development Corp. (Kendal on Hudson);
Series 2022, Ref. RB	5.00%	01/01/2032	500	504,333
Series 2022, Ref. RB	5.00%	01/01/2037	525	517,806
Series 2022, Ref. RB	5.00%	01/01/2041	520	503,039
Series 2022, Ref. RB	4.25%	01/01/2045	1,670	1,394,926
Series 2022, Ref. RB	5.00%	01/01/2051	2,500	2,321,084
Westchester County Local Development Corp. (Sarah Lawrence College);
Series 2016 A, Ref. RB	4.00%	06/01/2030	2,165	2,163,271
Series 2016 A, Ref. RB	4.00%	06/01/2031	2,190	2,186,500
Westchester County Local Development Corp. (Wartburg Senior Housing); Series 2015 A, Ref. RB(d)	5.00%	06/01/2030	1,500	1,376,317
Westchester County Local Development Corp. (Westchester Medical Center Obligated Group); Series 2016, Ref. RB	5.00%	11/01/2046	30,515	29,350,926
Westchester County Local Development Corp.(Purchase Senior Learning Community Inc); Series 2021, Ref. RB(d)	5.00%	07/01/2056	5,000	3,695,028
Westchester Tobacco Asset Securitization Corp.;
Series 2016 C, Ref. RB	5.00%	06/01/2045	14,450	14,458,497
Series 2016 C, Ref. RB	5.13%	06/01/2051	1,295	1,311,397
Western Nassau County Water Authority (Green Bonds);
Series 2021 A, RB	3.00%	04/01/2039	1,000	837,959
Series 2021 A, RB	4.00%	04/01/2046	1,400	1,295,996
Series 2021 A, RB	4.00%	04/01/2051	3,750	3,396,343

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value
New York–(continued)
Western Regional Off-Track Betting Corp.; Series 2021, Ref. RB(d)	4.13%	12/01/2041	$5,140	$ 3,791,582
Yonkers (City of), NY;
Series 2022 F, GO Bonds (INS - BAM)(b)	5.00%	11/15/2040	1,680	1,811,753
Series 2022 F, GO Bonds (INS - BAM)(b)	5.00%	11/15/2042	1,105	1,183,987
Yonkers Economic Development Corp. (Charter School Education Excellence);
Series 2019 A, RB	5.00%	10/15/2039	420	390,796
Series 2019 A, RB	5.00%	10/15/2049	640	573,339
Series 2019 A, RB	5.00%	10/15/2054	465	410,741
				4,415,520,230

Puerto Rico–8.21%
Children’s Trust Fund;
Series 2002, RB	5.38%	05/15/2033	5	5,002
Series 2008 A, RB(c)	0.00%	05/15/2057	633,850	41,930,699
Series 2008 B, RB(c)	0.00%	05/15/2057	574,600	31,165,040
Corp. Para El Financiamiento Publico de Puerto Rico; Series 2011, RB	5.50%	08/01/2031	11,810	310,013
PRHTA Custodial Trust; Series 2022 L, RB(l)	5.25%	12/06/2049	771	609,418
Puerto Rico (Commonwealth of);
Series 2021 A, GO Bonds(c)	0.00%	07/01/2024	890	835,009
Series 2021 A, GO Bonds(c)	0.00%	07/01/2033	3,424	1,950,952
Series 2021 A-1, GO Bonds	5.25%	07/01/2023	1,486	1,490,090
Series 2021 A-1, GO Bonds	5.38%	07/01/2025	2,963	3,008,727
Series 2021 A-1, GO Bonds	5.63%	07/01/2027	2,936	3,033,437
Series 2021 A-1, GO Bonds	5.63%	07/01/2029	2,889	3,014,197
Series 2021 A-1, GO Bonds	5.75%	07/01/2031	2,806	2,953,485
Series 2021 A-1, GO Bonds	4.00%	07/01/2033	5,543	4,966,643
Series 2021 A-1, GO Bonds	4.00%	07/01/2035	2,391	2,094,837
Series 2021 A-1, GO Bonds	4.00%	07/01/2037	2,053	1,755,458
Series 2021 A-1, GO Bonds	4.00%	07/01/2041	2,791	2,305,404
Subseries 2022, RN	0.00%	11/01/2043	14,117	6,088,024
Subseries 2022, RN	0.00%	11/01/2051	62,448	21,388,325
Subseries 2022, RN	0.00%	11/01/2051	26,532	11,607,987
Subseries 2022, RN	0.00%	11/01/2051	361	347,629
Subseries 2022, RN	0.00%	11/01/2051	7,378	968,357
Puerto Rico (Commonwealth of) Aqueduct & Sewer Authority;
Series 2008 A, RB	6.13%	07/01/2024	8,470	8,605,881
Series 2022 A, Ref. RB(d)	5.00%	07/01/2033	1,000	1,002,844
Series 2022 A, Ref. RB(d)	5.00%	07/01/2037	2,500	2,457,174
Puerto Rico (Commonwealth of) Electric Power Authority; Series 2005 RR, RB (INS - NATL)(b)	5.00%	07/01/2024	510	510,481
Puerto Rico (Commonwealth of) Highway & Transportation Authority;
Series 2022 A, RB	5.00%	07/01/2062	6,067	5,626,850
Series 2022 B, RB(c)	0.00%	07/01/2032	3,942	2,464,077
Series 2022 C, RB(m)	5.00%	07/01/2053	6,744	3,744,095
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority; Series 2000, RB(a)	6.63%	06/01/2026	700	710,937
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University of the Sacred Heart Project);
Series 2012, Ref. RB	5.00%	10/01/2031	650	650,933
Series 2012, Ref. RB	5.00%	10/01/2042	200	200,463
Puerto Rico (Commonwealth of) Industrial, Tourist, Educational, Medical & Environmental Control Facilities Financing Authority (University Plaza); Series 2000 A, RB (INS - NATL)(b)	5.00%	07/01/2033	5,145	5,085,834

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23 Invesco Rochester® New York Municipals Fund

	Interest Rate	Maturity Date	Principal Amount (000)	Value

Puerto Rico–(continued)
Puerto Rico Sales Tax Financing Corp.;
Series 2018 A-1, RB	4.55%	07/01/2040	$4,327	$4,040,863

Series 2018 A-1, RB(c)	0.00%	07/01/2046	28,000	7,175,840

Series 2018 A-1, RB(c)	0.00%	07/01/2051	50,840	9,592,491

Series 2018 A-1, RB	4.75%	07/01/2053	13,361	11,976,561

Series 2018 A-1, RB	5.00%	07/01/2058	37,456	34,751,677

Series 2019 A-2, RB	4.33%	07/01/2040	16,000	14,539,237

Series 2019 A-2, RB	4.54%	07/01/2053	976	844,035

Series 2019 A-2, RB	4.78%	07/01/2058	13,060	11,673,856

Series 2019 A-2B, RB	4.55%	07/01/2040	1,276	1,191,620

University of Puerto Rico;
Series 2006 P, Ref. RB	5.00%	06/01/2030	7,280	7,072,563

Series 2006 Q, RB	5.00%	06/01/2026	4,555	4,481,168

Series 2006 Q, RB	5.00%	06/01/2030	24,375	23,680,456

Series 2006 Q, RB	5.00%	06/01/2036	67,190	64,726,425

				368,635,094

Northern Mariana Islands–0.17%
Northern Mariana Islands (Commonwealth of); Series 2007 A, Ref. GO Bonds(d)	5.00%	06/01/2030	4,890	4,432,351

Northern Mariana Islands (Commonwealth of) Ports Authority; Series 1998 A, RB(a)	6.25%	03/15/2028	3,415	3,281,657

				7,714,008

Guam–0.13%
Guam (Territory of);
Series 2015 D, Ref. RB	5.00%	11/15/2039	750	753,448

Series 2021 F, Ref. RB	4.00%	01/01/2042	2,880	2,570,345

Guam (Territory of) Waterworks Authority;
Series 2013, RB (INS - NATL)(b)	5.25%	07/01/2025	1,735	1,744,285

Series 2014 A, Ref. RB	5.00%	07/01/2029	325	328,546

Guam Housing Corp.; Series 1998 A, RB (CEP - FHLMC)(a)	5.75%	09/01/2031	300	300,759

				5,697,383

Virgin Islands–0.12%
Virgin Islands (Government of) Port Authority; Series 2014 A, Ref. RB(a)	5.00%	09/01/2029	665	634,738

Virgin Islands (Government of) Public Finance Authority (Federal Highway Grant Anticipation Revenue Loan Note) (Garvee); Series 2015, RB(d)	5.00%	09/01/2033	1,500	1,530,558

Virgin Islands (Government of) Public Finance Authority (Garvee); Series 2015, RB(d)	5.00%	09/01/2030	770	784,085

Virgin Islands (Government of) Public Finance Authority (Virgin Islands Gross Receipts Taxes Loan Note); Series 2012 A, Ref. RB (INS - AGM)(b)	5.00%	10/01/2032	2,405	2,406,522

				5,355,903

Total Municipal Obligations (Cost $5,146,975,954)				4,802,922,618

			Shares
Common Stocks & Other Equity Interests–0.00%
New York–0.00%
CMS Liquidating Trust; (Cost $1,432,811)(l)(n)			1,401	70,050

TOTAL INVESTMENTS IN SECURITIES(o)–106.99% (Cost $5,148,408,765)				4,802,992,668

FLOATING RATE NOTE OBLIGATIONS–(7.97)%
Notes with interest and fee rates ranging from 3.96% to 3.98% at 02/28/2023 and contractual maturities of collateral ranging from 11/01/2042 to 05/15/2062 (See Note 1J)(p)				(357,885,000)

BORROWINGS–(0.14)%				(6,200,000)

OTHER ASSETS LESS LIABILITIES–1.12%				50,449,970

NET ASSETS–100.00%				$4,489,357,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24 Invesco Rochester® New York Municipals Fund

Investment Abbreviations:

AGC	- Assured Guaranty Corp.
AGM	- Assured Guaranty Municipal Corp.
AMBAC	- American Municipal Bond Assurance Corp.
BAM	- Build America Mutual Assurance Co.
BHAC	- Berkshire Hathaway Assurance Corp.
CEP	- Credit Enhancement Provider
FHLMC	- Federal Home Loan Mortgage Corp.
GNMA	- Government National Mortgage Association
GO	- General Obligation
IDR	- Industrial Development Revenue Bonds
INS	- Insurer
LOC	- Letter of Credit
NATL	- National Public Finance Guarantee Corp.
RB	- Revenue Bonds
Ref.	- Refunding
RN	- Revenue Notes

Notes to Schedule of Investments:

(a)	Security subject to the alternative minimum tax.
(b)	Principal and/or interest payments are secured by the bond insurance company listed.
(c)	Zero coupon bond issued at a discount.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2023 was $266,002,760, which represented 5.93% of the Fund’s Net Assets.

(e)	Advance refunded; secured by an escrow fund of U.S. Government obligations or other highly rated collateral.
(f)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(g)	Restricted security. The aggregate value of these securities at February 28, 2023 was $11,029,327, which represented less than 1% of the Fund’s Net Assets.
(h)

Security is subject to a reimbursement agreement which may require the Fund to pay amounts to a counterparty in the event of a significant decline in the market value of the security underlying the TOB Trusts. In case of a shortfall, the maximum potential amount of payments the Fund could ultimately be required to make under the agreement is $89,435,000. However, such shortfall payment would be reduced by the proceeds from the sale of the security underlying the TOB Trusts.

(i)	Underlying security related to TOB Trusts entered into by the Fund. See Note 1J.
(j)	Principal and interest payments are fully enhanced by a letter of credit from the bank listed or a predecessor bank, branch or subsidiary.
(k)

Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The aggregate value of these securities at February 28, 2023 was $1,546,875, which represented less than 1% of the Fund’s Net Assets.

(l)	Security valued using significant unobservable inputs (Level 3). See Note 3.
(m)	Convertible capital appreciation bond. The interest rate shown represents the coupon rate at which the bond will accrue at a specified future date.
(n)	Non-income producing security.
(o)

Entities may either issue, guarantee, back or otherwise enhance the credit quality of a security. The entities are not primarily responsible for the issuer’s obligations but may be called upon to satisfy issuer’s obligations. No concentration of any single entity was greater than 5% each.

(p)

Floating rate note obligations related to securities held. The interest and fee rates shown reflect the rates in effect at February 28, 2023. At February 28, 2023, the Fund’s investments with a value of $519,120,255 are held by TOB Trusts and serve as collateral for the $357,885,000 in the floating rate note obligations outstanding at that date.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25 Invesco Rochester® New York Municipals Fund

Statement of Assets and Liabilities

February 28, 2023

Assets:
Investments in unaffiliated securities, at value (Cost $5,148,408,765)	$4,802,992,668

Cash	45,406

Receivable for:
Investments sold	2,440,000

Fund shares sold	1,868,006

Interest	54,171,897

Investments matured, at value (Cost $3,695,000)	2,719,326

Investment for trustee deferred compensation and retirement plans	526,507

Other assets	1,907,237

Total assets	4,866,671,047

Liabilities:
Floating rate note obligations	357,885,000

Payable for:
Borrowings	6,200,000

Investments purchased	1,961,882

Dividends	6,192,799

Fund shares reacquired	2,195,498

Accrued fees to affiliates	1,728,010

Accrued interest expense	94,949

Accrued trustees’ and officers’ fees and benefits	5,127

Accrued other operating expenses	139,219

Trustee deferred compensation and retirement plans	910,925

Total liabilities	377,313,409

Net assets applicable to shares outstanding	$4,489,357,638

Net assets consist of:
Shares of beneficial interest	$5,900,943,523

Distributable earnings (loss)	(1,411,585,885)

$4,489,357,638

Net Assets:
Class A	$3,578,633,743

Class C	$209,043,440

Class Y	$700,660,029

Class R6	$1,020,426

Shares outstanding, no par value, with an unlimited number of shares authorized:
Class A	242,646,956

Class C	14,213,269

Class Y	47,492,030

Class R6	69,133

Class A:
Net asset value per share	$14.75

Maximum offering price per share (Net asset value of $14.75 ÷ 95.75%)	$15.40

Class C:
Net asset value and offering price per share	$14.71

Class Y:
Net asset value and offering price per share	$14.75

Class R6:
Net asset value and offering price per share	$14.76

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26 Invesco Rochester® New York Municipals Fund

Statement of Operations

For the year ended February 28, 2023

Investment income:
Interest	$215,743,909

Expenses:
Advisory fees	20,995,288

Administrative services fees	683,565

Custodian fees	50,638

Distribution fees:
Class A	9,241,409

Class C	2,338,734

Interest, facilities and maintenance fees	17,142,425

Transfer agent fees – A, C and Y	3,189,599

Transfer agent fees – R6	226

Trustees’ and officers’ fees and benefits	82,602

Registration and filing fees	82,255

Reports to shareholders	90,710

Professional services fees	225,350

Other	52,660

Total expenses	54,175,461

Less: Expense offset arrangement(s)	(8,951)

Net expenses	54,166,510

Net investment income	161,577,399

Realized and unrealized gain (loss) from:
Net realized gain (loss) from unaffiliated investment securities (includes net gains (losses) from securities sold to affiliates of $(2,390,392))	(367,128,343)

Change in net unrealized appreciation (depreciation) of unaffiliated investment securities	(334,761,886)

Net realized and unrealized gain (loss)	(701,890,229)

Net increase (decrease) in net assets resulting from operations	$(540,312,830)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27 Invesco Rochester® New York Municipals Fund

Statement of Changes in Net Assets

For the years ended February 28, 2023 and 2022

	2023	2022

Operations:
Net investment income	$161,577,399	$138,665,872

Net realized gain (loss)	(367,128,343)	(86,558,388)

Change in net unrealized appreciation (depreciation)	(334,761,886)	83,111,252

Net increase (decrease) in net assets resulting from operations	(540,312,830)	135,218,736

Distributions to shareholders from distributable earnings:
Class A	(134,497,768)	(147,461,900)

Class C	(6,588,627)	(8,031,273)

Class Y	(26,860,800)	(26,600,213)

Class R6	(54,558)	(57,862)

Total distributions from distributable earnings	(168,001,753)	(182,151,248)

Share transactions–net:
Class A	(294,864,626)	(18,116,165)

Class C	(54,481,172)	(33,788,941)

Class Y	2,287,710	122,496,300

Class R6	(700,812)	75,215

Net increase (decrease) in net assets resulting from share transactions	(347,758,900)	70,666,409

Net increase (decrease) in net assets	(1,056,073,483)	23,733,897

Net assets:
Beginning of year	5,545,431,121	5,521,697,224

End of year	$4,489,357,638	$5,545,431,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28 Invesco Rochester® New York Municipals Fund

Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/ or expenses absorbed		Supplemental ratio of expenses to average net assets with fee waivers (excluding interest, facilities and maintenance fees)		Ratio of net investment income to average net assets		Portfolio turnover (c)
Class A
Year ended 02/28/23	$16.94	$0.52	$(2.17)	$(1.65)	$(0.54)	$14.75	(9.76	)%(d)	$3,578,634	1.14	%(d)	1.14	%(d)	0.78	%(d)	3.41	%(d)	50%
Year ended 02/28/22	17.07	0.43	0.00	0.43	(0.56)	16.94	2.45	(d)	4,442,658	0.85	(d)	0.85	(d)	0.78	(d)	2.43	(d)	17
Year ended 02/28/21	17.55	0.51	(0.42)	0.09	(0.57)	17.07	0.65	(d)	4,495,785	0.92	(d)	0.92	(d)	0.80	(d)	3.04	(d)	24
Two months ended 02/29/20	16.78	0.08	0.79	0.87	(0.10)	17.55	5.18		4,625,668	0.79	(e)	0.92	(e)	0.79	(e)	2.92	(e)	2
Year ended 12/31/19	15.35	0.62	1.35	1.97	(0.54)	16.78	12.97		4,407,000	0.80		1.06		0.80		3.78		25
Year ended 12/31/18	14.59	0.55	0.73	1.28	(0.52)	15.35	8.88		3,807,000	0.87		1.21		0.87		3.64		26
Class C
Year ended 02/28/23	16.89	0.40	(2.16)	(1.76)	(0.42)	14.71	(10.40	)(f)	209,043	1.89	(f)	1.89	(f)	1.53	(f)	2.66	(f)	50
Year ended 02/28/22	17.03	0.29	0.00	0.29	(0.43)	16.89	1.63		301,046	1.61		1.61		1.54		1.67		17
Year ended 02/28/21	17.50	0.39	(0.41)	(0.02)	(0.45)	17.03	(0.01	)(f)	336,381	1.63	(f)	1.63	(f)	1.51	(f)	2.33	(f)	24
Two months ended 02/29/20	16.73	0.06	0.79	0.85	(0.08)	17.50	5.07		489,818	1.54	(e)	1.67	(e)	1.54	(e)	2.16	(e)	2
Year ended 12/31/19	15.31	0.49	1.35	1.84	(0.42)	16.73	12.10		472,000	1.56		1.82		1.56		3.02		25
Year ended 12/31/18	14.55	0.44	0.73	1.17	(0.41)	15.31	8.09		705,000	1.62		1.96		1.62		2.88		26
Class Y
Year ended 02/28/23	16.95	0.55	(2.18)	(1.63)	(0.57)	14.75	(9.59)		700,660	0.90		0.90		0.54		3.65		50
Year ended 02/28/22	17.08	0.47	0.00	0.47	(0.60)	16.95	2.70		799,750	0.61		0.61		0.54		2.67		17
Year ended 02/28/21	17.55	0.55	(0.41)	0.14	(0.61)	17.08	0.99		687,608	0.68		0.68		0.56		3.28		24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		658,644	0.54	(e)	0.67	(e)	0.54	(e)	3.16	(e)	2
Year ended 12/31/19	15.35	0.66	1.35	2.01	(0.58)	16.78	13.25		610,000	0.56		0.82		0.56		4.02		25
Year ended 12/31/18	14.60	0.59	0.72	1.31	(0.56)	15.35	9.07		421,000	0.62		0.96		0.62		3.88		26
Class R6
Year ended 02/28/23	16.96	0.56	(2.18)	(1.62)	(0.58)	14.76	(9.53)		1,020	0.85		0.85		0.48		3.70		50
Year ended 02/28/22	17.08	0.48	0.01	0.49	(0.61)	16.96	2.82		1,978	0.56		0.56		0.49		2.72		17
Year ended 02/28/21	17.55	0.56	(0.41)	0.15	(0.62)	17.08	1.00		1,923	0.59		0.59		0.47		3.37		24
Two months ended 02/29/20	16.78	0.09	0.79	0.88	(0.11)	17.55	5.23		5,181	0.51	(e)	0.64	(e)	0.51	(e)	3.20	(e)	2
Period ended 12/31/19(g)	16.44	0.40	0.29	0.69	(0.35)	16.78	4.20		5,000	0.54	(e)	0.80	(e)	0.54	(e)	4.07	(e)	25

(a)	Calculated using average shares outstanding.

(b)

Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

(c)

Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended February 28, 2021, the portfolio turnover calculation excludes the value of securities purchased of $142,218,871 in connection with the acquisition of Invesco New York Tax Free Income Fund into the Fund.

(d)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.24% for the years ended February 28, 2023, 2022 and 2021, respectively.

(e)	Annualized.

(f)

The total return, ratio of expenses to average net assets and ratio of net investment income to average net assets reflect actual 12b-1 fees of 0.99% and 0.95% for the years ended February 28, 2023 and 2021, respectively.

(g)	Commencement date after the close of business on May 24, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29 Invesco Rochester® New York Municipals Fund

Notes to Financial Statements

February 28, 2023

NOTE 1–Significant Accounting Policies

Invesco Rochester® New York Municipals Fund (the “Fund”) is a series portfolio of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of the Fund or each class.

The Fund’s investment objective is to seek tax-free income.

The Fund currently consists of four different classes of shares: Class A, Class C, Class Y and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met. Under certain circumstances, load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R6 shares are sold at net asset value. Class C shares held for eight years after purchase are eligible for automatic conversion into Class A shares of the same Fund (the “Conversion Feature”). The automatic conversion pursuant to the Conversion Feature will generally occur at the end of the month following the eighth anniversary after a purchase of Class C shares.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations - Securities, including restricted securities, are valued according to the following policy.

Securities generally are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots, and their value may be adjusted accordingly. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Securities for which market quotations are not readily available are fair valued by Invesco Advisers, Inc. (the “Adviser” or “Invesco”) in accordance with Board-approved policies and related Adviser procedures (“Valuation Procedures”). If a fair value price provided by a pricing service is not representative of market value in the Adviser’s judgment (“unreliable”), the Adviser will fair value the security using the Valuation Procedures. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restrictions on transferability or disposition; trading in similar securities by the same issuer or comparable companies; relevant political, economic or issuer specific news; and other relevant factors under the circumstances.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general market conditions which are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, natural or environmental disasters, widespread disease or other public health issues, war, acts of terrorism, significant governmental actions or adverse investor sentiment generally and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The price the Fund could receive upon the sale of any investment may differ from the Adviser’s valuation of the investment, particularly for securities that are valued using a fair valuation technique. When fair valuation techniques are applied, the Adviser uses available information, including both observable and unobservable inputs and assumptions, to determine a methodology that will result in a valuation that the Adviser believes approximates market value. Fund securities that are fair valued may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. Because of the inherent uncertainties of valuation, and the degree of subjectivity in such decisions, the Fund could realize a greater or lesser than expected gain or loss upon the sale of the investment.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on an accrual basis from settlement date and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues, the country that has the primary market for the issuer’s securities and its “country of risk” as determined by a third party service provider, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.	Distributions - Distributions from net investment income, if any, are declared daily and paid monthly. Distributions from net realized capital gain, if any, are

30 Invesco Rochester® New York Municipals Fund

generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.

Federal Income Taxes - The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable and tax-exempt earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

In addition, the Fund intends to invest in such municipal securities to allow it to qualify to pay shareholders “exempt-interest dividends”, as defined in the Internal Revenue Code.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R6 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Interest, Facilities and Maintenance Fees - Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees, administrative expenses and other expenses associated with establishing and maintaining the line of credit. In addition, interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any, are included.

H.

Accounting Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

J.

Floating Rate Note Obligations - The Fund invests in inverse floating rate securities, such as Tender Option Bonds (“TOBs”), for investment purposes and to enhance the yield of the Fund. Such securities may be purchased in the secondary market without first owning an underlying bond but generally are created through the sale of fixed rate bonds by the Fund to special purpose trusts established by a broker dealer or by the Fund (“TOB Trusts”) in exchange for cash and residual interests in the TOB Trusts’ assets and cash flows, which are in the form of inverse floating rate securities. The TOB Trusts finance the purchases of the fixed rate bonds by issuing floating rate notes to third parties and allowing the Fund to retain residual interests in the bonds. The floating rate notes issued by the TOB Trusts have interest rates that reset weekly and the floating rate note holders have the option to tender their notes to the TOB Trusts for redemption at par at each reset date. The residual interests held by the Fund (inverse floating rate securities) include the right of the Fund (1) to cause the holders of the floating rate notes to tender their notes at par at the next interest rate reset date, and (2) to transfer the municipal bond from the TOB Trust to the Fund, thereby collapsing the TOB Trust. Inverse floating rate securities tend to underperform the market for fixed rate bonds in a rising interest rate environment, but tend to outperform the market for fixed rate bonds when interest rates decline or remain relatively stable.

The Fund generally invests in inverse floating rate securities that include embedded leverage, thus exposing the Fund to greater risks and increased costs. The primary risks associated with inverse floating rate securities are varying degrees of liquidity and decreases in the value of such securities in response to changes in interest rates to a greater extent than fixed rate securities having similar credit quality, redemption provisions and maturity, which may cause the Fund’s net asset value to be more volatile than if it had not invested in inverse floating rate securities. In certain instances, the short-term floating rate notes created by the TOB Trust may not be able to be sold to third parties or, in the case of holders tendering (or putting) such notes for repayment of principal, may not be able to be remarketed to third parties. In such cases, the TOB Trust holding the fixed rate bonds may be collapsed with the entity that contributed the fixed rate bonds to the TOB Trust. In the case where a TOB Trust is collapsed with the Fund, the Fund will be required to repay the principal amount of the tendered securities, which may require the Fund to sell other portfolio holdings to raise cash to meet that obligation. The Fund could therefore be required to sell other portfolio holdings at a disadvantageous time or price to raise cash to meet this obligation, which risk will be heightened during times of market volatility, illiquidity or uncertainty. The embedded leverage in the TOB Trust could cause the Fund to lose more money than the value of the asset it has contributed to the TOB Trust and greater levels of leverage create the potential for greater losses. In addition, a Fund may enter into reimbursement agreements with the liquidity provider of certain TOB transactions in connection with certain residuals held by the Fund. These agreements commit a Fund to reimburse the liquidity provider to the extent that the liquidity provider must provide cash to a TOB Trust, including following the termination of a TOB Trust resulting from a mandatory tender event (“liquidity shortfall”). The reimbursement agreement will effectively make the Fund liable for the amount of the negative difference, if any, between the liquidation value of the underlying security and the purchase price of the floating rate notes issued by the TOB Trust.

The Fund accounts for the transfer of fixed rate bonds to the TOB Trusts as secured borrowings, with the securities transferred remaining in the Fund’s investment assets, and the related floating rate notes reflected as Fund liabilities under the caption Floating rate note obligations on the Statement of Assets and Liabilities. The carrying amount of the Fund’s floating rate note obligations as reported on the Statement of Assets and Liabilities approximates its fair value. The Fund records the interest income from the fixed rate bonds under the caption Interest and records the expenses related to floating rate obligations and any administrative expenses of the TOB Trusts as a component of Interest, facilities and maintenance fees on the Statement of Operations.

Final rules implementing section 619 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Volcker Rule”) prohibit banking entities from engaging in proprietary trading of certain instruments and limit such entities’ investments in, and relationships with, “covered funds”, as defined in the rules. These rules preclude banking entities and their affiliates from sponsoring and/or providing services for existing TOB Trusts. A new TOB structure is being utilized by the Fund wherein the Fund, as holder of the residuals, will perform certain duties previously performed by banking entities as “sponsors” of TOB Trusts. These duties may be performed by a third-party service provider. The Fund’s expanded role under the new TOB structure may increase its operational and regulatory risk. The new structure is substantially similar to the previous structure; however, pursuant to the Volcker Rule, the remarketing agent would not be able to repurchase tendered floaters for its own account upon a failed remarketing. In the event of a failed remarketing, a banking entity serving as liquidity provider may loan the necessary funds to the TOB Trust to purchase the tendered floaters. The TOB Trust, not the Fund, would be the borrower and the loan from the liquidity provider will be secured by the purchased floaters now held by the TOB Trust. However, as previously described, the Fund would bear the risk of loss with respect to any liquidity shortfall to the extent it entered into a reimbursement agreement with the liquidity provider.

Further, the SEC and various banking agencies have adopted rules implementing credit risk retention requirements for asset-backed securities (the “Risk Retention Rules”). The Risk Retention Rules require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB

31 Invesco Rochester® New York Municipals Fund

Trust’s municipal bonds. The Fund has adopted policies intended to comply with the Risk Retention Rules. The Risk Retention Rules may adversely affect the Fund’s ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

There can be no assurances that the new TOB structure will continue to be a viable form of leverage. Further, there can be no assurances that alternative forms of leverage will be available to the Fund in order to maintain current levels of leverage. Any alternative forms of leverage may be less advantageous to the Fund, and may adversely affect the Fund’s net asset value, distribution rate and ability to achieve its investment objective.

TOBs are presently classified as private placement securities. Private placement securities are subject to restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), or are otherwise not readily marketable. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although atypical, these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities.

K.

Other Risks - The value of, payment of interest on, repayment of principal for and the ability to sell a municipal security may be affected by constitutional amendments, legislative enactments, executive orders, administrative regulations, voter initiatives and the economics of the regions in which the issuers are located. Since many municipal securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal securities market and the Fund’s investments in municipal securities. There is some risk that a portion or all of the interest received from certain tax-free municipal securities could become taxable as a result of determinations by the Internal Revenue Service.

Increases in the federal funds and equivalent foreign rates or other changes to monetary policy or regulatory actions may expose fixed income markets to heightened volatility and reduced liquidity for certain fixed income investments, particularly those with longer maturities. It is difficult to predict the impact of interest rate changes on various markets. In addition, decreases in fixed income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed income markets. As a result, the value of the Fund’s investments and share price may decline. Changes in central bank policies could also result in higher than normal redemptions by shareholders, which could potentially increase the Fund’s portfolio turnover rate and transaction costs.

Policy changes by the U.S. government or its regulatory agencies and political events within the U.S. and abroad may, among other things, affect investor and consumer confidence and increase volatility in the financial markets, perhaps suddenly and to a significant degree, which may adversely impact the Fund’s operations, universe of potential investment options, and return potential.

The municipal issuers in which the Fund invests may be located in the same geographic area or may pay their interest obligations from revenue of similar projects, such as hospitals, airports, utility systems and housing finance agencies. This may make the Fund’s investments more susceptible to similar social, economic, political or regulatory occurrences, making the Fund more susceptible to experience a drop in its share price than if the Fund had been more diversified across issuers that did not have similar characteristics.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claims. Junk bonds are less liquid than investment grade debt securities and their prices tend to be more volatile.

L.

COVID-19 Risk - The COVID-19 strain of coronavirus has resulted in instances of market closures and dislocations, extreme volatility, liquidity constraints and increased trading costs. Efforts to contain its spread have resulted in travel restrictions, disruptions of healthcare systems, business operations (including business closures) and supply chains, layoffs, lower consumer demand and employee availability, and defaults and credit downgrades, among other significant economic impacts that have disrupted global economic activity across many industries. Such economic impacts may exacerbate other pre-existing political, social and economic risks locally or globally and cause general concern and uncertainty. The full economic impact and ongoing effects of COVID-19 (or other future epidemics or pandemics) at the macro-level and on individual businesses are unpredictable and may result in significant and prolonged effects on the Fund’s performance.

NOTE 2–Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with the Adviser. Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate*
First $ 500 million	0.480%
Next $4.5 billion	0.455%
Next $3 billion	0.450%
Next $6 billion	0.440%
Over $14 billion	0.420%

*	The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the year ended February 28, 2023, the effective advisory fee rate incurred by the Fund was 0.44%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a sub-advisory agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Fund.

The Adviser has contractually agreed, through at least June 30, 2023, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class Y and Class R6 shares to 1.50%, 2.25% 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2023. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees. Invesco has entered into a sub-administration agreement whereby State Street Bank and Trust Company

32 Invesco Rochester® New York Municipals Fund

(“SSB”) serves as fund accountant and provides certain administrative services to the Fund. Pursuant to a custody agreement with the Trust on behalf of the Fund, SSB also serves as the Fund’s custodian.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the year ended February 28, 2023, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class Y and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund, pursuant to the Class C Plan, reimburses IDI in an amount up to an annual rate of 1.00% of the average daily net assets of Class C shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the year ended February 28, 2023, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the year ended February 28, 2023, IDI advised the Fund that IDI retained $102,894 in front-end sales commissions from the sale of Class A shares and $60,407 and $22,049 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3–Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 -	Prices are determined using quoted prices in an active market for identical assets.
Level 2 -	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 -	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Adviser’s assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2023. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total

Investments in Securities

Municipal Obligations	$–	$4,802,313,200	$609,418	$4,802,922,618

Common Stocks & Other Equity Interests	–	–	70,050	70,050

Total Investments in Securities	–	4,802,313,200	679,468	4,802,992,668

Other Investments - Assets

Investments Matured	–	2,541,875	177,451	2,719,326

Total Investments	$–	$4,804,855,075	$856,919	$4,805,711,994

NOTE 4–Security Transactions with Affiliated Funds

The Fund is permitted to purchase securities from or sell securities to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund that is or could be considered an “affiliated person” by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers is made in reliance on Rule 17a-7 of the 1940 Act and, to the extent applicable, related SEC staff positions. Each such transaction is effected at the security’s “current market price”, as provided for in these procedures and Rule 17a-7. Pursuant to these procedures, for the year ended February 28, 2023, the Fund engaged in securities purchases of $945,522 and securities sales of $18,602,716, which resulted in net realized gains (losses) of $(2,390,392).

NOTE 5–Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the year ended February 28, 2023, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $8,951.

NOTE 6–Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a

33 Invesco Rochester® New York Municipals Fund

period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7–Cash Balances and Borrowings

The Fund has entered into a revolving credit and security agreement, which enables the Fund to participate with certain other Invesco Funds in a committed secured borrowing facility that permits borrowings up to $2.5 billion, collectively by certain Invesco Funds, and which will expire on February 22, 2024. The revolving credit and security agreement is secured by the assets of the Fund. The Fund is subject to certain covenants relating to the revolving credit and security agreement. Failure to comply with these restrictions could cause the acceleration of the repayment of the amount outstanding under the revolving credit and security agreement.

During the year ended February 28, 2023, the average daily balance of borrowing under the revolving credit and security agreement was $55,861,864 with an average interest rate of 2.21%. The carrying amount of the Fund’s payable for borrowings as reported on the Statement of Assets and Liabilities approximates its fair value. Expenses under the revolving credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with SSB, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks or broker-dealers exceed 5% of the Fund’s total assets, or when any borrowings from an Invesco Fund are outstanding.

Inverse floating rate obligations resulting from the transfer of bonds to TOB Trusts are accounted for as secured borrowings. The average floating rate notes outstanding and average annual interest and fee rate related to inverse floating rate note obligations during the year ended February 28, 2023 were $320,053,077 and 4.11%, respectively.

NOTE 8–Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended February 28, 2023 and 2022:

	2023	2022

Ordinary income*	$3,344,822	$2,056,400

Ordinary income-tax-exempt	164,656,931	180,094,848

Total distributions	$168,001,753	$182,151,248

*	Includes short-term capital gain distributions, if any.

Tax Components of Net Assets at Period-End:

2023

Undistributed tax-exempt income	$45,005,094

Net unrealized appreciation (depreciation) – investments	(339,252,763)

Temporary book/tax differences	(899,499)

Capital loss carryforward	(1,116,438,717)

Shares of beneficial interest	5,900,943,523

Total net assets	$4,489,357,638

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, inverse floaters, amortization and accretion on debt securities.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of the trustee deferral of compensation and retirement plan benefits.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund has a capital loss carryforward as of February 28, 2023, as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total

Not subject to expiration	$275,273,588	$841,165,129	$1,116,438,717

*

Capital loss carryforward is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9–Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Government obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2023 was $2,518,894,534 and $2,844,842,782, respectively. Cost of investments, including any derivatives, on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investments on a Tax Basis
Aggregate unrealized appreciation of investments	$ 31,074,926

Aggregate unrealized (depreciation) of investments	(370,327,689)

Net unrealized appreciation (depreciation) of investments	$(339,252,763)

34 Invesco Rochester® New York Municipals Fund

Cost of investments for tax purposes is $5,144,964,757.

NOTE 10–Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of market discounts, defaulted bonds and amortization and accretion on debt securities, on February 28, 2023, undistributed net investment income was increased by $18,981,317, undistributed net realized gain (loss) was decreased by $18,697,628 and shares of beneficial interest was decreased by $283,689. This reclassification had no effect on the net assets of the Fund.

NOTE 11–Share Information

	Summary of Share Activity

	Year ended		Year ended
	February 28, 2023(a)		February 28, 2022
	Shares	Amount	Shares	Amount

Sold:
Class A	18,417,782	$276,297,492	15,410,511	$270,757,558

Class C	2,176,459	32,560,812	2,246,036	39,413,720

Class Y	21,516,978	318,894,385	13,306,436	234,067,701

Class R6	2,434	36,001	54,224	960,942

Issued as reinvestment of dividends:
Class A	4,926,829	73,798,609	4,571,790	80,097,242

Class C	281,263	4,204,002	293,302	5,125,242

Class Y	992,821	14,871,383	845,209	14,811,475

Class R6	1,364	20,472	1,513	26,514

Automatic conversion of Class C shares to Class A shares:
Class A	1,970,397	29,766,370	1,932,051	33,954,139

Class C	(1,975,537)	(29,766,370)	(1,937,351)	(33,954,139)

Reacquired:
Class A	(44,914,827)	(674,727,097)	(23,014,834)	(402,925,104)

Class C	(4,087,873)	(61,479,616)	(2,538,492)	(44,373,764)

Class Y	(22,211,321)	(331,478,058)	(7,222,385)	(126,382,876)

Class R6	(51,303)	(757,285)	(51,662)	(912,241)

Net increase (decrease) in share activity	(22,954,534)	$(347,758,900)	3,896,348	$70,666,409

(a)

There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 60% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35 Invesco Rochester® New York Municipals Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) and Shareholders of Invesco Rochester® New York Municipals Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Invesco Rochester® New York Municipals Fund (one of the funds constituting AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), referred to hereafter as the “Fund”) as of February 28, 2023, the related statement of operations for the year ended February 28, 2023, the statement of changes in net assets for each of the two years in the period ended February 28, 2023, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of February 28, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended February 28, 2023 and the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.

Financial Highlights

For each of the three years in the period ended February 28, 2023, the two months ended February 29, 2020 and the year ended December 31, 2019 for Class A, Class C and Class Y.

For each of the three years in the period ended February 28, 2023, the two months ended February 29, 2020 and the period May 24, 2019 (commencement date) through December 31, 2019 for Class R6.

The financial statements of Oppenheimer Rochester® Municipals Fund (subsequently renamed Invesco Rochester® New York Municipals Fund) as of and for the year ended December 31, 2018 and the financial highlights for the year ended December 31, 2018 (not presented herein, other than the financial highlights) were audited by other auditors whose report dated February 22, 2019 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of February 28, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, Texas
April 21, 2023

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

36 Invesco Rochester® New York Municipals Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period September 1, 2022 through February 28, 2023.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

		ACTUAL		HYPOTHETICAL (5% annual return before expenses)
	Beginning Account Value (09/01/22)	Ending Account Value (02/28/23)[1]	Expenses Paid During Period[2]	Ending Account Value (02/28/23)	Expenses Paid During Period[2]	Annualized Expense Ratio
Class A	$1,000.00	$1,001.40	$6.20	$1,018.60	$6.26	1.25%
Class C	1,000.00	997.80	10.11	1,014.68	10.19	2.04
Class Y	1,000.00	1,002.60	4.97	1,019.84	5.01	1.00
Class R6	1,000.00	1,002.90	4.82	1,019.98	4.86	0.97

[1]

The actual ending account value is based on the actual total return of the Fund for the period September 1, 2022 through February 28, 2023, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent fiscal half year.

37 Invesco Rochester® New York Municipals Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2023:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%
U.S. Treasury Obligations*	0.00%
Qualified Business Income*	0.00%
Business Interest Income*	0.00%
Tax-Exempt Interest Dividends*	98.01%

* The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

38 Invesco Rochester® New York Municipals Fund

Trustees and Officers

The address of each trustee and officer is AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Trustee
Martin L. Flanagan[1] - 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			175	None

[1]

Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

T-1 Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees
Beth Ann Brown - 1968 Trustee (2019) and Chair (August 2022)	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	175

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, Acton Shapleigh Youth Conservation Corps (non-profit)

Formerly: President and Director

Director of Grahamtastic Connection (non-profit)

Cynthia Hostetler -1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Director, Artio Global Investment LLC (mutual fund complex); Director, Edgen Group, Inc. (specialized energy and infrastructure products distributor); Director, Genesee & Wyoming, Inc. (railroads); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; and Attorney, Simpson Thacher & Bartlett LLP	175	Resideo Technologies, Inc. (smart home technology); Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Textainer Group Holdings, (shipping container leasing company); Investment Company Institute (professional organization); and Independent Directors Council (professional organization)
Eli Jones - 1961 Trustee	2016	Professor and Dean Emeritus, Mays Business School - Texas A&M University Formerly: Dean of Mays Business School-Texas A&M University; Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; and Director, Arvest Bank	175	Insperity, Inc. (formerly known as Administaff) (human resources provider); Board Member of the regional board, First Financial Bank Texas; and Boad Member, First Financial Bankshares, Inc. Texas (FFIN)
Elizabeth Krentzman - 1959 Trustee	2019

Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP; and Trustee of certain Oppenheimer Funds

			175	Formerly: Member of the Cartica Funds Board of Directors (private investment fund); Trustee of the University of Florida National Board Foundation; and Member of the University of Florida Law Center Association, Inc. Board of Trustees, Audit Committee and Membership Committee
Anthony J. LaCava, Jr. - 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	175	Blue Hills Bank; Member and Chairman, Bentley University, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis - 1950 Trustee	1998	Retired Formerly: Co-Founder & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor); Trustee of YWCA Retirement Fund; CEO of YWCA of the USA; Board member of the NY Metropolitan Transportation Authority; Commissioner of the NYC Department of Aging; and Board member of Johns Hopkins Bioethics Institute	175	Member of Board of Positive Planet US (non-profit) and HealthCare Chaplaincy Network (non-profit)

T-2 Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees–(continued)
Joel W. Motley - 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank System; Managing Director of Carmona Motley Inc. (privately held financial advisor); Member of the Council on Foreign Relations and its Finance and Budget Committee; Chairman Emeritus of Board of Human Rights Watch and Member of its Investment Committee; and Member of Investment Committee Board of Historic Hudson Valley (non-profit cultural organization); Member of the Board, Blue Ocean Acquisition Corp.; and Member of the Vestry and the Investment Committee of Trinity Church Wall Street.

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			175	Member of Board of Trust for Mutual Understanding (non-profit promoting the arts and environment); Member of Board of Greenwall Foundation (bioethics research foundation) and its Investment Committee; Member of Board of Friends of the LRC (non- profit legal advocacy); and Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel - 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Executive Officer, UBS Securities LLC (investment banking); Chief Operating Officer, UBS AG Americas (investment banking); Sr. Management Team Olayan America, The Olayan Group (international investor/commercial/industrial); and Assistant Secretary for Management & Budget and Designated Chief Financial Officer, U.S. Department of Treasury	175	None
Robert C. Troccoli - 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business; and Managing Partner, KPMG LLP	175	None
Daniel S. Vandivort - 1954 Trustee	2019	President, Flyway Advisory Services LLC (consulting and property management) Formerly: President and Chief Investment Officer, previously Head of Fixed Income, Weiss Peck and Greer/Robeco Investment Management; Trustee and Chair, Weiss Peck and Greer Funds Board; and various capacities at CS First Boston including Head of Fixed Income at First Boston Asset Management.	175	Formerly: Trustee and Governance Chair, Oppenheimer Funds; Treasurer, Chairman of the Audit and Finance Committee, Huntington Disease Foundation of America

T-3 Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers
Sheri Morris - 1964 President and Principal Executive Officer	1999

Director, Invesco Trust Company; Head of Global Fund Services, Invesco Ltd.; President and Principal Executive Officer, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds; Vice President and Assistant Vice President, Invesco Advisers, Inc.; Assistant Vice President, Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust; and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser)

			N/A	N/A
Melanie Ringold - 1975 Senior Vice President, Chief Legal Officer and Secretary	2023

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary, Invesco Investment Advisers LLC, Invesco Capital Markets, Inc.; Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust;Secretary and Vice President, Harbourview Asset Management Corporation; Secretary and Senior Vice President, OppenheimerFunds, Inc. and Invesco Managed Accounts, LLC; Secretary and Senior Vice President, OFI SteelPath, Inc.; Secretary and Senior Vice President, Oppenheimer Acquisition Corp.; Secretary, SteelPath Funds Remediation LLC; and Secretary and Senior Vice President, Trinity Investment Management Corporation

Formerly: Assistant Secretary, Invesco Distributors, Inc.; Invesco Advisers, Inc. Invesco Investment Services, Inc., Invesco Capital Markets, Inc., Invesco Capital Management LLC and Invesco Investment Advisers LLC; and Assistant Secretary and Investment Vice President, Invesco Funds

			N/A	N/A
Andrew R. Schlossberg - 1974 Senior Vice President	2019

Senior Vice President, Invesco Group Services, Inc.; Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; and Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management)

Formerly: Director, President and Chairman, Invesco Insurance Agency, Inc.; Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; and Managing Director and Principal Executive Officer, Invesco Capital Management LLC

			N/A	N/A

T-4 Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
John M. Zerr - 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); President, Invesco, Inc.; President, Invesco Global Direct Real Estate Feeder GP Ltd.; President, Invesco IP Holdings (Canada) Ltd; President, Invesco Global Direct Real Estate GP Ltd.; President, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée; and Director and Chairman, Invesco Trust Company

Formerly: President, Trimark Investments Ltd/Services Financiers Invesco Ltee; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.;Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; and Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

			N/A	N/A
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; Senior Vice President, The Invesco Funds; President, SNW Asset Management Corporation and Invesco Managed Accounts, LLC; Chairman and Director, Invesco Private Capital, Inc.; Chairman and Director, INVESCO Private Capital Investments, Inc.; Chairman and Director, INVESCO Realty, Inc.; and Senior Vice President, Invesco Group Services, Inc.

Formerly: Senior Vice President, Invesco Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

			N/A	N/A
Adrien Deberghes - 1967 Principal Financial Officer, Treasurer and Vice President	2020

Head of the Fund Office of the CFO and Fund Administration; Vice President, Invesco Advisers, Inc.; Principal Financial Officer, Treasurer and Vice President, The Invesco Funds; Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Senior Vice President and Treasurer, Fidelity Investments

			N/A	N/A
Crissie M. Wisdom - 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering and OFAC Compliance Officer for Invesco U.S. entities including: Invesco Advisers, Inc. and its affiliates, Invesco Capital Markets, Inc., Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, Invesco Capital Management, LLC, Invesco Trust Company; and Fraud Prevention Manager for Invesco Investment Services, Inc.

			N/A	N/A

T-5 Invesco Rochester® New York Municipals Fund

Trustees and Officers–(continued)

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Officers–(continued)
Todd F. Kuehl - 1969 Chief Compliance Officer and Senior Vice President	2020

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer and Senior Vice President, The Invesco Funds

Formerly: Managing Director and Chief Compliance Officer, Legg Mason (Mutual Funds); Chief Compliance Officer, Legg Mason Private Portfolio Group (registered investment adviser)

			N/A	N/A
James Bordewick, Jr. - 1959 Senior Vice President and Senior Officer	2022

Senior Vice President and Senior Officer, The Invesco Funds

Formerly: Chief Legal Officer, KingsCrowd, Inc. (research and analytical platform for investment in private capital markets); Chief Operating Officer and Head of Legal and Regulatory, Netcapital (private capital investment platform); Managing Director, General Counsel of asset management and Chief Compliance Officer for asset management and private banking, Bank of America Corporation; Chief Legal Officer, Columbia Funds and BofA Funds;

Senior Vice President and Associate General Counsel, MFS Investment Management; Chief Legal Officer, MFS Funds; Associate, Ropes & Gray; and Associate, Gaston Snow & Ely Bartlett

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Counsel to the Fund

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103-7018

Investment Adviser

Invesco Advisers, Inc.

1331 Spring Street, NW, Suite 2500

Atlanta, GA 30309

Counsel to the Independent Trustees

Sidley Austin LLP

787 Seventh Avenue

New York, NY 10019

Distributor

Invesco Distributors, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Transfer Agent

Invesco Investment Services, Inc.

11 Greenway Plaza, Suite 1000

Houston, TX 77046-1173

Auditors

PricewaterhouseCoopers LLP

1000 Louisiana Street, Suite 5800

Houston, TX 77002-5021

Custodian

State Street Bank and Trust Company

225 Franklin Street

Boston, MA 02110-2801

T-6 Invesco Rochester® New York Municipals Fund

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Go paperless with eDelivery

Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

∎ Fund reports and prospectuses

∎ Quarterly statements

∎ Daily confirmations

∎ Tax forms

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its portfolio holdings four times each year, at the end of each fiscal quarter. For the second and fourth quarters, the list appears, respectively, in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the list with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Form N-PORT filings on the SEC website, sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246, or at invesco.com/corporate/about-us/esg. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. This information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file number(s): 811-07890 and 033-66242	Invesco Distributors, Inc.	O-ROM-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli. Cynthia Hostetler, Anthony J. LaCava, Jr., and Robert C. Troccoli are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Pursuant to PCAOB Rule 3526, Communication with Audit Committees Concerning Independence, PricewaterhouseCoopers LLC (“PwC”) advised the Registrant’s Audit Committee of the following two matters identified since the previous annual Form N-CSR filing that may be reasonably thought to bear on PwC’s independence. PwC advised the Audit Committee that one PwC Partner held a financial interest directly in an investment company within the complex that includes the Funds as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively the “Invesco Funds Investment Company Complex”) that was inconsistent with the requirements of Rule 2-01(c)(1) of SEC Regulation S-X. In reporting the matter to the Audit Committee, PwC noted, among other things, that the impermissible holding was disposed of by the individual, the individual was not in the chain of command of the audit or the audit partners of the Funds, the financial interest was not material to the net worth of the individual or his or her respective immediate family members and the Funds’ audit engagement team was unaware of the impermissible holdings until after the matter was confirmed to be an independence exception . In addition, PwC considered that the PwC Partner provided non-audit services that were not relied upon by the audit engagement team in the audits of the financial statements of the Funds. Based on the mitigating factors noted above, PwC advised the Audit Committee that it concluded that its objectivity and impartiality with respect to all issues encompassed within the audit engagement has not been impaired and it believes that a reasonable investor with knowledge of all relevant facts and circumstances for the violations would conclude PwC is capable of exercising objective and impartial judgment on all issues encompassed within the audits of the financial statements of the Funds in the Registrant for the impacted periods.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2023	Fees Billed for Services Rendered to the Registrant for fiscal year end 2022

Audit Fees	$ 703,127	$ 679,351
Audit-Related Fees(1)	$ 69,000	$ 46,000
Tax Fees(2)	$ 202,839	$ 229,287
All Other Fees	$ 0	$ 0
Total Fees	$ 974,966	$ 954,638
(1)	Audit-Related Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for reviewing regulatory filings.

(2)

Tax Fees for the fiscal years ended February 28, 2023 and February 28, 2022 includes fees billed for preparation of U.S. Tax Returns and Taxable Income calculations, including excise tax and year-to-date estimates for various book-to-tax differences.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates that were required to be pre-approved.

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2023 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2022 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees(1)	$ 874,000	$ 801,000
Tax Fees	$ 0	$ 0
All Other Fees	$ 0	$ 0
Total Fees	$ 874,000	$ 801,000

(1) Audit-Related Fees for the fiscal years ended 2023 and 2022 include fees billed related to reviewing controls at a service organization.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the

Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Fund

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services ;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) In addition to the amounts shown in the tables above, PwC billed Invesco and Invesco Affiliates aggregate fees of $8,440,000 for the fiscal year ended February 28, 2023 and $5,931,000 for the fiscal year ended February 28, 2022. In total, PwC billed the Registrant, Invesco and Invesco Affiliates aggregate non-audit fees of $9,516,839 for the fiscal year ended February 28, 2023 and $6,961,287 for the fiscal year ended February 28, 2022.

PwC provided audit services to the Investment Company complex of approximately $32 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of April 19, 2023, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of April 19, 2023, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002.

13(a) (3)	Not applicable.

13(a) (4)	Not applicable.

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	May 3, 2023

By:	/s/ Adrien Deberghes
Adrien Deberghes
Principal Financial Officer

Date:	May 3, 2023